AS FILED WITH THE SEC ON___________________.            Registration No. 2-80896

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
                          Pre-effective Amendment No.                        [ ]
                        Post-effective Amendment No. 30                      [x]
                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]
                               AMENDMENT NO. 33                              [x]
                        (Check appropriate box or boxes)

                                   ----------

                        THE PRUDENTIAL SERIES FUND, INC.
                           (Exact Name of Registrant)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                                Prudential Plaza
                          Newark, New Jersey 07102-3777
                                 (800) 445-4571
          (Address and telephone number of principal executive offices)

                                   ----------

                                Thomas C. Castano
                               Assistant Secretary
                   The Prudential Insurance Company Of America
                                Prudential Plaza
                          Newark, New Jersey 07102-3777
                     (Name and address of agent for service)

                                    Copy to:

                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                   ----------

The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 notice for fiscal year 1995 will be filed on or about February 29, 1996.

It is proposed that this filing will become effective (check appropriate space):

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

     [ ] on ____________ pursuant to paragraph (b) of Rule 485
               (date)

     [ ] 60 days after filing pursuant to paragraph (a) of Rule 485

     [X] on  May 1, 1996  pursuant to paragraph (a) of Rule 485
            -------------
               (date)


                              CROSS REFERENCE SHEET
                   (as required by 495(a) under the 1933 Act)

N1-A Item Number and Caption                                Location
----------------------------                                --------

Part A
     1. Cover Page ......................................   Cover Page

     2. Synopsis ........................................   Not Applicable

     3. Condensed Financial Information .................   Financial Highlights; Investment Objectives and
                                                            Policies of the Portfolios

     4. General Description of Registrant ...............   The Series Fund; Investment Objectives and Policies
                                                            of the Portfolios; Investment Restrictions Applicable
                                                            to the Portfolios

     5. Management of the Fund ..........................   Investment Manager; Investment Management
                                                            Arrangements and Expenses; Portfolio Brokerage and
                                                            Related Practices; Portfolio Transactions and
                                                            Brokerage; Custodian, Transfer Agent and Dividend
                                                            Disbursing Agent; Monitoring for Possible Conflict

     6. Capital Stock and Other Securities ..............   Investment Objectives and Policies of the Portfolios;
                                                            Dividends, Distributions and Taxes; Voting Rights;
                                                            Additional Information

     7. Purchase of Securities Being Offered ............   Purchase and Redemption of Shares; Determination
                                                            of Net Asset Value

     8. Redemption or Repurchase ........................   Purchase and Redemption of Shares; Other
                                                            Information Concerning the Series Fund

     9. Pending Legal Proceedings .......................   Not Applicable

Part B

    10. Cover Page ......................................   Cover Page

    11. Table of Contents ...............................   Contents

    12. General Information and History .................   Not Applicable

    13. Investment Objectives and Policies ..............   Investment Objectives and Policies of the Portfolios;
                                                            Investment Restrictions

    14. Management of the Fund ..........................   Management of the Series Fund

    15. Control Persons and Principal Holders
        of Securities ...................................   Not Applicable

    16. Investment Advisory and other
        Services ........................................   Investment Management Arrangements and
                                                            Expenses; Custodian, Transfer Agent, and Dividend
                                                            Disbursing Agent; Experts

    17. Brokerage Allocation ............................   Portfolio Transactions and Brokerage


N1-A Item Number and Caption                                Location
----------------------------                                --------


    18. Capital Stock and Other Securities ..............   Not Applicable

    19. Purchase, Redemption and Pricing of
        Securities Being Offered ........................   Determination of Net Asset Value

    20. Tax Status ......................................   Not Applicable

    21. Underwriters ....................................   Determination of Net Asset Value

    22. Calculations of Performance Data ................   Not Applicable

    23. Financial Statements ............................   Financial Statements of The Prudential Series Fund, Inc.

PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

PROSPECTUS

MAY 1, 1996

THE PRUDENTIAL
SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is a diversified, open-end management investment company (commonly known as a "mutual fund") that is intended to provide a range of investment alternatives through its fifteen separate portfolios, each of which is, for investment purposes, in effect a separate fund. The portfolios are: the Money Market Portfolio, the Diversified Bond Portfolio, the Government Income Portfolio, two Zero Coupon Bond Portfolios with different liquidation dates--2000 and 2005, the Conservative Balanced Portfolio, the Flexible Managed Portfolio, the High Yield Bond Portfolio, the Stock Index Portfolio, the Equity Income Portfolio, the Equity Portfolio, the Prudential Jennison Portfolio, the Small Capitalization Stock Portfolio, the Global Portfolio, and the Natural Resources Portfolio. A separate class of capital stock is issued for each portfolio. Shares of the Series Fund are currently sold only to separate accounts (the "Accounts") of The Prudential Insurance Company of America ("The Prudential") and certain other insurers to fund the benefits under variable life insurance and variable annuity contracts (the "Contracts") issued by those Companies. The Accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The Accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

NOT EVERY PORTFOLIO IS AVAILABLE UNDER ALL OF THE VARIABLE CONTRACTS. THE PROSPECTUS FOR EACH CONTRACT LISTS THE PORTFOLIOS CURRENTLY AVAILABLE UNDER THAT PARTICULAR CONTRACT.

SHARES OF THE MONEY MARKET PORTFOLIO AND THE GOVERNMENT INCOME PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN A STABLE PRICE PER SHARE, THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO DO SO.

           ----------------------------------------------------------
    THE INVESTMENT OBJECTIVES OF THE PORTFOLIOS CAN BE FOUND ON THE NEXT PAGE
           ----------------------------------------------------------

Information contained in this prospectus should be read carefully by a prospective investor before an investment is made. Additional information about the Series Fund has been filed with the Securities and Exchange Commission in a statement of additional information, dated May 1, 1996 which information is incorporated herein by reference and is available without charge upon written request to The Prudential Series Fund, Inc., Prudential Plaza, Newark, New Jersey 07102-3777, or by telephoning (800) 445-4571.

           ----------------------------------------------------------

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        THE PRUDENTIAL SERIES FUND, INC.
                                Prudential Plaza
                          Newark, New Jersey 07102-3777
                            Telephone: (800) 445-4571

PSF-1 Ed 5-96

             INVESTMENT OBJECTIVES OF THE PORTFOLIOS ARE AS FOLLOWS:

FIXED INCOME PORTFOLIOS

MONEY MARKET PORTFOLIO. The maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality short-term debt obligations.

DIVERSIFIED BOND PORTFOLIO (formerly the Bond Portfolio). A high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities that provide attractive yields but do not involve substantial risk of loss of capital through default.

GOVERNMENT INCOME PORTFOLIO (formerly the Government Securities Portfolio). Achievement of a high level of income over the longer term consistent with the preservation of capital through investment primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government. At least 65% of the total assets of the portfolio will be invested in U.S. Government securities.

ZERO COUPON BOND PORTFOLIOS 2000 AND 2005. Achievement of the highest predictable compounded investment return for a specific period of time, consistent with the safety of invested capital, by investing primarily in debt obligations of the United States Treasury and investment-grade corporations that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons.

To obtain the predicted investment return an investor must plan to retain his or her investment in the selected portfolio until the designated year in which the portfolio will be liquidated. Redemption prior to that time may result in a loss. Moreover, since the portfolios will be actively managed with the objective of obtaining a yield higher than the predicted yield, there is a risk that the actual yield may be lower.

BALANCED PORTFOLIOS

CONSERVATIVE BALANCED PORTFOLIO (formerly the Conservatively Managed Flexible Portfolio). Achievement of a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

FLEXIBLE MANAGED PORTFOLIO (formerly the Aggressively Managed Flexible Portfolio). Achievement of a high total return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

HIGH YIELD BOND PORTFOLIOS

HIGH YIELD BOND PORTFOLIO. Achievement of a high total return through investment in high yield/high risk fixed income securities in the medium to lower quality ranges. SUCH SECURITIES MAY HAVE SPECULATIVE CHARACTERISTICS AND GENERALLY INVOLVE GREATER RISKS OF LOSS OF INCOME AND PRINCIPAL THAN HIGHER RATED SECURITIES.

DIVERSIFIED STOCK PORTFOLIOS

STOCK INDEX PORTFOLIO. Achievement of investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate by following a policy of attempting to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

EQUITY INCOME PORTFOLIO (formerly the High Dividend Stock Portfolio). Both current income and capital appreciation through investment primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index.

EQUITY PORTFOLIO (formerly the Common Stock Portfolio). Capital appreciation through investment primarily in common stocks of companies, including major established corporations as well as smaller capitalization companies, that appear to offer attractive prospects of price appreciation that is superior to broadly-based stock indices. Current income, if any, is incidental.

PRUDENTIAL JENNISON PORTFOLIO (formerly the Growth Stock Portfolio). Long-term growth of capital through investment primarily in equity securities of established companies with above-average growth prospects. Current income, if any, is incidental.

SMALL CAPITALIZATION STOCK PORTFOLIO. Long-term growth of capital through investment primarily in equity securities of publicly-traded companies with small market capitalization. Current income, if any, is incidental.

GLOBAL PORTFOLIO (formerly the Global Equity Portfolio). Long-term growth of capital through investment primarily in common stock and common stock equivalents of foreign and domestic issuers. Current income, if any, is incidental.

SPECIALIZED PORTFOLIOS

NATURAL RESOURCES PORTFOLIO. Long-term growth of capital through investment primarily in common stocks and convertible securities of "natural resource companies" (as defined in this prospectus) and in securities (typically debt securities and preferred stock) the terms of which are related to the market value of a natural resource.

There can be no assurance that the objectives of any portfolio will be realized. See INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS, page 10. The Series Fund may in the future establish other portfolios with different investment objectives.

                                    CONTENTS
                                                                            Page
                                                                            ----
FINANCIAL HIGHLIGHTS .....................................................    1

PORTFOLIO RATES OF RETURN ................................................    9

THE SERIES FUND ..........................................................   10

THE ACCOUNTS AND THE CONTRACTS ...........................................   10

INVESTMENT MANAGER .......................................................   10

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS .....................   10
         FIXED INCOME PORTFOLIOS .........................................   11
         Money Market Portfolio ..........................................   11
         Diversified Bond Portfolio ......................................   11
         Government Income Portfolio .....................................   12
         Zero Coupon Bond Portfolios  2000 And 2005 ......................   14
         BALANCED PORTFOLIOS .............................................   15
         Conservative Balanced Portfolio .................................   15
         Flexible Managed Portfolio ......................................   16
         HIGH YIELD BOND PORTFOLIOS ......................................   17
         High Yield Bond Portfolio .......................................   17
         DIVERSIFIED STOCK PORTFOLIOS ....................................   19
         Stock Index Portfolio ...........................................   19
         Equity Income Portfolio .........................................   21
         Equity Portfolio ................................................   21
         Prudential Jennison Portfolio ...................................   22
         Small Capitalization Stock Portfolio ............................   22
         Global Portfolio ................................................   23
         SPECIALIZED PORTFOLIOS ..........................................   24
         Natural Resources Portfolio .....................................   24
         CONVERTIBLE SECURITIES ..........................................   26
         FOREIGN SECURITIES ..............................................   26
         OPTIONS ON EQUITY SECURITIES ....................................   27
         OPTIONS ON DEBT SECURITIES ......................................   28
         OPTIONS ON STOCK INDICES ........................................   28
         OPTIONS ON FOREIGN CURRENCIES ...................................   29
         FUTURES CONTRACTS ...............................................   30
         OPTIONS ON FUTURES CONTRACTS ....................................   30
         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS ..................   30
         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES .....................   31
         SHORT SALES .....................................................   31
         SHORT SALES AGAINST THE BOX .....................................   31
         INTEREST RATE SWAPS .............................................   32
         LOANS OF PORTFOLIO SECURITIES ...................................   32

INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS .....................   32

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES ..........................   32

PURCHASE AND REDEMPTION OF SHARES ........................................   33

DETERMINATION OF NET ASSET VALUE .........................................   33

DIVIDENDS, DISTRIBUTIONS, AND TAXES ......................................   35

OTHER INFORMATION CONCERNING THE SERIES FUND .............................   36
         INCORPORATION AND AUTHORIZED STOCK ..............................   36
         VOTING RIGHTS ...................................................   37
         MONITORING FOR POSSIBLE CONFLICT ................................   37
         PERIODIC REPORTS ................................................   37
         PORTFOLIO BROKERAGE AND RELATED PRACTICES .......................   37
         CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT ........   38
         ADDITIONAL INFORMATION ..........................................   38

APPENDIX: SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO
          MAY CURRENTLY INVEST ...........................................    A1

THE PRUDENTIAL SERIES FUND, INC.

                              FINANCIAL HIGHLIGHTS



           (For a share outstanding throughout the periods indicated)




        To be filed by Post-Effective Amendment pursuant to Rule 485(b).











                         Series Fund - pages 1 through 8

                            PORTFOLIO RATES OF RETURN

The following table, based upon the immediately preceding condensed financial information for the Series Fund, shows first the average annual compounded net rates of return for each portfolio for the year ended December 31, 1995, for the 5 year period ending on that date, and from the inception date of each portfolio to December 31, 1995. Then, the annual net rates of return for each portfolio for each year are shown. These rates of return should not be regarded as an estimate or prediction of future performance. They may be useful in assessing the competence and performance of the Series Fund's investment advisor and in helping you to decide which portfolios to choose. THIS INFORMATION RELATES ONLY TO THE SERIES FUND AND DOES NOT REFLECT THE VARIOUS OTHER CHARGES MADE UNDER THE CONTRACTS.


                                                         5 Year      10 Year
                                              Year       Period      Period     Inception     Year         Year        Year
                                Inception     Ended       Ended       Ended      Date To      Ended       Ended       Ended
                                  Date      12/31/95    12/31/95    12/31/95    12/31/95    12/31/94     12/31/93    12/31/92
                                  ----      --------    --------    --------    --------    --------     --------    --------
Money Market
Diversified Bond
Government Income
Zero Coupon Bond 2000
Zero Coupon Bond 2005
Conservative Balanced
Flexible Managed
High Yield Bond
Stock Index
Equity Income
Equity
Prudential Jennison
Small Capitalization Stock
Global
Natural Resources


                                    Year        Year        Year        Year        Year        Year
                                   Ended       Ended        Ended       Ended       Ended       Ended
                                  12/31/91    12/31/90    12/31/89    12/31/88    12/31/87    12/31/86
                                  --------    --------    --------    --------    --------    --------
Money Market
Diversified Bond
Government Income
Zero Coupon Bond 2000
Zero Coupon Bond 2005
Conservative Balanced
Flexible Managed
High Yield Bond
Stock Index
Equity Income
Equity
Prudential Jennison
Small Capitalization Stock
Global
Natural Resources



      Portfolio Rates of Return figures to be filed pursuant to Rule 485(b)

                                 9 - Series Fund

                                 THE SERIES FUND


The Prudential Series Fund, Inc. (the "Series Fund"), a diversified open-end management investment company, is a Maryland corporation organized on November 15, 1982. On October 31, 1986, the Pruco Life Series Fund, Inc., a diversified open-end management investment company that sold its shares to separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, was merged into the Series Fund. The Series Fund is currently made up of fifteen separate portfolios: the Money Market Portfolio, the Diversified Bond Portfolio, the Government Income Portfolio, the Zero Coupon Bond Portfolios 2000 and 2005, the Conservative Balanced Portfolio, the Flexible Managed Portfolio, the High Yield Bond Portfolio, the Stock Index Portfolio, the Equity Income Portfolio, the Equity Portfolio, the Prudential Jennison Portfolio, the Small Capitalization Stock Portfolio, the Global Portfolio, and the Natural Resources Portfolio. Each portfolio is, for investment purposes, in effect a separate investment fund, and a separate class of capital stock is issued for each portfolio. In other respects the Series Fund is treated as one entity. Each share of capital stock issued with respect to a portfolio has a pro-rata interest in the assets of that portfolio and has no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Series Fund. The Series Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Series Fund's management or its investment policies or practices.


                         THE ACCOUNTS AND THE CONTRACTS

Shares in the Series Fund are currently sold only to separate accounts of The Prudential Insurance Company of America ("The Prudential") and certain other insurers to fund benefits under variable life insurance and variable annuity contracts issued by those Companies. All the separate accounts are referred to as the "Accounts", and all the contracts are referred to as the "Contracts". Each Contract owner allocates the net premiums and the assets relating to the Contract, within the limitations described in the Contracts, among the subaccounts of the Accounts which in turn invest in the corresponding portfolios of the Series Fund. Not all portfolios of the Series Fund are currently available to all Contracts. The attached prospectus for the Contracts lists the portfolios that are currently available and describes the particular type of Contract selected and the relationship between changes in the value of shares of each portfolio and changes in the benefits payable under the Contracts. The rights of the Accounts as shareholders should be distinguished from the rights of a Contract owner which are described in the Contracts. The terms "shareholder" or "shareholders" in this prospectus refer to the Accounts.

                               INVESTMENT MANAGER

The Prudential is the investment advisor of the Series Fund. The Prudential's principal business address is Prudential Plaza, Newark, New Jersey 07102-3777.


The Prudential has entered into a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under an Investment Advisory Agreement with the Series Fund. In addition, The Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. See INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES, page 32.


The Prudential will continue to have responsibility for all investment advisory services under its Investment Advisory Agreement with respect to the Series Fund.

                       INVESTMENT OBJECTIVES AND POLICIES
                                OF THE PORTFOLIOS

Each portfolio of the Series Fund has a different investment objective which it pursues through separate investment policies as described below. Since each portfolio has a different investment objective, each can be expected to have different investment results and incur different market and financial risks. The Series Fund may in the future establish other portfolios with different investment objectives.

The investment objectives of each portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio affected (which for this purpose and under the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares). The policies by which a

                                10 - Series Fund
portfolio seeks to achieve its investment objectives, however, are not fundamental. They may be changed by the Board of Directors of the Series Fund without the approval of the shareholders.


The portfolio turnover rate of the portfolios that were available for investment as of December 31, 1995 can be found in the FINANCIAL HIGHLIGHTS table on pages 1 through 8. The portfolio turnover rate is, generally, the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the portfolio, in each case excluding securities with maturities of 1 year or less. Generally, the higher the portfolio turnover rate, the greater the brokerage costs incurred by a portfolio.


The following paragraphs describe the investment objectives and policies of each portfolio. There is no guarantee that any of these objectives will be met.

FIXED INCOME PORTFOLIOS

MONEY MARKET PORTFOLIO. The objective of this portfolio is to achieve, through investment in high-quality short-term debt obligations, the maximum current income that is consistent with stability of capital and maintenance of liquidity.


The portfolio seeks to achieve this objective by following the policy of investing primarily in money market instruments denominated in U.S. dollars that mature in 397 days or less from the date the portfolio acquires them. Money-market instruments include short-term obligations of the United States and foreign governments, their agencies, instrumentalities, and political subdivisions, and of domestic and foreign banks and corporations. They also include commercial paper, other corporate obligations, obligations of savings and loan associations and savings banks, and variable amount demand master notes. The portfolio may also enter into repurchase and reverse repurchase agreements and may purchase and sell securities on a when-issued and delayed delivery basis. These investment techniques may involve additional risks. A detailed description of the money market instruments in which the portfolio may invest, of the repurchase and reverse repurchase agreements it may enter into, and of the risks associated with those instruments and agreements may be found in the Appendix to this prospectus.


Because of the high quality, short-term nature of the portfolio's holdings, increases in the value of an investment in the portfolio will be derived almost entirely from interest on the securities held by it. Accordingly, the results for the portfolio are subject to the risk of fluctuation in short-term interest rates.


DIVERSIFIED BOND PORTFOLIO. The objective of this portfolio is to achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities that provide attractive yields but do not involve substantial risk of loss of capital through default.

The portfolio seeks to achieve this objective by following the policies of purchasing primarily debt securities of investment grade or, if not rated, of comparable quality in the opinion of the portfolio manager and of investing from time to time a portion of its assets in short-term debt obligations of the kind held in the Money Market Portfolio as described in the Appendix to this prospectus. Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the proportions of intermediate or longer-term securities and short-term debt obligations held in the portfolio will vary to reflect The Prudential's assessment of prospective changes in interest rates, so that the portfolio may benefit from relative price appreciation when interest rates decline and suffer lesser declines in value when interest rates rise. The success of this strategy will depend on The Prudential's ability to forecast changes in interest rates, and there is a corresponding risk that the value of the securities held in the portfolio will decline.


At least 80% of the portfolio's holdings (including short-term debt obligations) will generally consist of debt securities that at the time of purchase have a rating within the four highest grades determined by Moody's Investor Services, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or a similar nationally-recognized rating service. The portfolio may retain a security whose rating has dropped below the four highest grades as determined by a commercial rating service. Without limitation, the portfolio may invest in obligations of the U.S. Government and its agencies and instrumentalities. The Appendix to the statement of additional information defines the ratings that are given to debt securities by Moody's and S&P and describes the standards applied by them in assigning these ratings.

The remaining assets of the portfolio may be invested in, among other things, debt securities that are not rated within the four highest grades or in convertible debt securities and preferred or convertible preferred stocks that are rated within the four highest grades applicable to such securities. On occasion, however, the portfolio may acquire common stock, not through direct investment but by the conversion of convertible debt securities or the exercise of warrants. For additional information regarding warrants, see INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS in the statement of additional information. No more than 10% of the value of the total assets of the portfolio will be held in common stocks, and those will usually be sold as soon as a favorable opportunity is available.

                                11 - Series Fund

The portfolio may invest up to 20% of its total assets in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. For additional information regarding such securities, see FOREIGN SECURITIES on page 26.

In addition, the portfolio may: (i) purchase and sell options on debt securities; (ii) purchase and sell interest rate futures contracts and options thereon; (iii) purchase securities on a when-issued or delayed delivery basis;
(iv) use interest rate swaps; and (v) make short sales. These techniques are described on pages 28 through 32, and further information about some of them is included in the statement of additional information.


Barbara Kenworthy, Managing Director, Prudential Mutual Fund Investment Management ("PMFIM"), a division of PIC, has been portfolio manager of the Diversified Bond Portfolio since 1995. Ms. Kenworthy is also portfolio manager of the Prudential Diversified Bond Fund, Inc., the Prudential Government Income Fund, Inc., and the Government Income and Zero Coupon Bond Portfolios 2000 and 2005 of the Series Fund. Prior to 1994, Ms. Kenworthy was a portfolio manager and president of several taxable fixed-income funds for The Dreyfus Corp.

GOVERNMENT INCOME PORTFOLIO. The objective of this portfolio is to achieve a high level of income over the longer term consistent with the preservation of capital through investment primarily in intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government. At least 65% of the total assets of the portfolio will be invested in U.S. Government securities.

The portfolio seeks to achieve this objective by investing at least 65% of its assets in U.S. Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities, mortgage-related securities issued by U.S. Government instrumentalities or non-governmental corporations, or related collateralized mortgage obligations. These instruments are described below. The portfolio may invest up to a total of 35% of its assets in the following three categories: (1) short-term debt obligations of the kind held in the Money Market Portfolio; (2) securities of issuers other than the U.S. Government and related entities, usually foreign governments, where the principal and interest are substantially guaranteed (generally to the extent of 90% thereof) by U.S. Government agencies whose guarantee is backed by the full faith and credit of the United States and where an assurance of payment on the unguaranteed portion is provided for in a comparable way; (3) Foreign Government Securities including debt securities issued or guaranteed, as to payment of principal and interest, by governments, governmental agencies, supranational entities and other governmental entities denominated in U.S. dollars. A supranational entity is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank; and (4) asset-backed securities rated in either of the top two ratings by Moody's or Standard & Poor's, or if not rated, determined by the portfolio manager to be of comparable quality. A description of corporate bond ratings is contained in the Appendix to the statement of additional information.


U.S. Treasury Securities. U.S. Treasury securities include bills, notes, and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their coupons, the lengths of their maturities, and the dates of their issuances.

Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Obligations issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government include securities that are guaranteed by federal agencies or instrumentalities, and may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration, and the Export-Import Bank are backed by the full faith and credit of the United States. Securities in which the portfolio may invest that are not backed by the full faith and credit of the United States include obligations issued by the Tennessee Valley Authority, The Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. In the case of securities not backed by the full faith and credit of the U.S. Government, the portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitments.

U.S. Government Securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. Government Securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government Securities (like those of fixed income securities, generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long-term U.S. Government Securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government Securities will not affect investment income from

                                12 - Series Fund
those securities, they will affect the portfolio's net asset value. The proportions of intermediate and long-term securities held in the portfolio will vary to reflect The Prudential's assessment of prospective changes in interest rates, so that the portfolio may benefit from relative price appreciation when interest rates decline and suffer lesser declines in value when interest rates rise. The success of this strategy will depend on The Prudential's ability to forecast changes in interest rates, and there is a corresponding risk that the value of the securities held in the portfolio will decline.


Mortgage-Related Securities Issued by U.S. Government Instrumentalities or by Non-Governmental Corporations. The portfolio may invest in the following three types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA) and Federal Home Loan Mortgage Corporation (FHLMC): (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without government guarantee but usually having some form of private credit enhancement. The portfolio may invest in adjustable rate and fixed rate mortgage securities. With respect to private mortgage-backed securities not collateralized by securities of the U.S. Government or its agencies, the portfolio will only purchase such securities rated not lower than Aa by Moody's or AA by Standard & Poor's or similarly rated by another nationally recognized rating service or, if unrated, of comparable quality in the opinion of the portfolio manager. The mortgages backing these securities include conventional 30 year fixed rate mortgages, 15 year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages (ARMs). The mortgage-backed securities may include those representing an undivided ownership interest in a pool of mortgages, e.g. GNMA, FNMA and FHLMC certificates. The U.S. Government or the issuing agency guarantees the payment of interest and principal of mortgaged-backed securities issued by the U.S. Government or its agencies/instrumentalities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the portfolio's shares. Mortgage-backed securities are in most cases pass-through instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are often subject to more rapid repayment then their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. For example, securities backed by mortgages with 30 year maturities are customarily treated as prepaying fully in the 12th year and securities backed by mortgages with 15 year maturities are customarily treated as prepaying fully in the seventh year. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the portfolio reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at the time. Therefore, the portfolio's ability to maintain a portfolio of high yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. Mortgage-backed securities of the types described under (i) and (ii) above are considered to be U.S. Government Securities for purposes of meeting the requirement that at least 65% of the portfolio's assets be invested in U.S. Government Securities.

Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal, However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular pre-specified, published interest rate index.

CMOs. The portfolio may also purchase collateralized mortgage obligations ("CMOs"). A CMO is a security issued by a corporation or a U.S. Government instrumentality that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. The portfolio may invest in CMOs issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. With respect to privately issued CMOs, the portfolio will only purchase such securities rated not lower than Aa by Moody's or AA by Standard & Poor's or similarly rated by another nationally recognized rating service, or if unrated, of comparable quality in the opinion of the portfolio manager. Privately issued CMOs that are


                                13 - Series Fund
collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA, and CMOs issued by agencies or instrumentalities of the U.S. Government are considered to be U.S. Government Securities for purposes of meeting the requirement that at least 65% of the portfolio's assets be invested in U.S. Government Securities. Neither the United States Government nor any U.S. Government agency guarantees the payment of principal or interest on these securities.


Asset-Backed Securities. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as automobile or credit card receivables. Asset-backed securities present certain risks, including the risk that the underlying obligor on the asset, such as the automobile purchaser or the credit card holder, may default on his or her obligation. In addition, asset-backed securities often do not provide a security interest in the related collateral. For example, credit card receivables are generally unsecured, and for automobile receivables the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold.

In addition, the portfolio may: (i) purchase and sell options on debt securities; (ii) purchase and sell interest rate futures contracts and options thereon; (iii) purchase securities on a when-issued or delayed delivery basis;
(iv) use interest rate swaps; and (v) make short sales. These techniques are described on pages 28 through 32, and further information about some of them is included in the statement of additional information.

Under normal circumstances, this portfolio's turnover rate is not expected to exceed 200%. Purchases of U.S. Government Securities are generally made from dealers at prices which usually include a profit to the dealer. See PORTFOLIO BROKERAGE AND RELATED PRACTICES, page 37.


Barbara Kenworthy, Managing Director, PMFIM, has been portfolio manager of the Government Income Portfolio since 1995. Ms. Kenworthy is also portfolio manager of the Prudential Diversified Bond Fund, Inc., the Prudential Government Income Fund, Inc., and the Diversified Bond and Zero Coupon Bond Portfolios 2000 and 2005 of the Series Fund. Prior to 1994, Ms. Kenworthy was a portfolio manager and president of several taxable fixed-income funds for The Dreyfus Corp.

ZERO COUPON BOND PORTFOLIOS 2000 AND 2005. The objective of both of these portfolios is to achieve the highest predictable compounded investment return for a specific period of time, consistent with the safety of invested capital, by investing primarily in debt obligations of the United States Treasury and investment-grade corporations that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively "stripped securities"). The two portfolios differ only in their liquidation dates, which for each portfolio is November 15 of the specified year.

In pursuing this objective, each Zero Coupon Bond Portfolio invests only in readily marketable debt securities that do not involve substantial risk of loss of capital through default, although their value may vary because of changes in the general level of interest rates. It is the policy of each Zero Coupon Bond Portfolio to invest at least 70% of its assets in stripped securities that are obligations of the United States Government maturing within 2 years of the portfolio liquidation date. Up to 30% of the assets may be invested and held either in stripped securities issued by investment-grade corporations or in high-grade interest bearing corporate debt securities, in each case with a quality rating of Baa or better, provided that no more than 20% of the assets of the portfolio may be invested in interest bearing securities. However, as a defensive position, as the liquidation date of each portfolio draws near, more than 20% of assets may be invested in interest bearing securities when deemed appropriate in the view of the portfolio manager given prevailing market conditions and investment opportunities available at the time. The Prudential will evaluate the creditworthiness of potential investments in corporate securities in order to determine whether such securities are suitable for purchase by the portfolios. A small portion of the portfolios may be invested in short-term debt obligations of the kind held in the Money Market Portfolio in order to make effective use of cash reserves pending investments in the securities described above.


At the beginning of each week, The Prudential will calculate the anticipated compounded growth rate that investors purchasing shares of each portfolio that day are predicted to achieve if their investment is maintained until the portfolio liquidation date. That rate will change from day to day depending on various factors, including particularly the general level of interest rates, but daily changes will generally not be significant. If there is a significant change in interest rates (greater than a 0.30% change in the yield of a zero coupon Treasury bond maturing in the specified year), The Prudential will recalculate the predicted yield. The Prudential will furnish the anticipated compounded growth rate on request.

In order to achieve a predictable compounded investment return to each portfolio's liquidation date that will be as little affected as possible by variations in the general level of interest rates, the composition of the securities held in each portfolio is such that the weighted average period of time until receipt of scheduled cash payments (whether of principal or interest)--sometimes referred to as the portfolio's "duration"--will be kept within 1 year of the period remaining until the portfolio liquidation date. When the portfolio's duration is thus maintained, differences between the market value and the face amount of unmatured bonds on the portfolio's liquidation date

                                14 - Series Fund
resulting from changes in the general level of interest rates will be approximately equal in magnitude to, but opposite in direction from, the difference between the amount of interest accumulated through the reinvestment of earlier coupon or principal payments and the amount that would have been accumulated at the originally predicted rate. Each portfolio is thus able to hold interest bearing securities and stripped securities with maturity dates before, during, and after the portfolio's liquidation date. The concept of "duration" is explained more fully in the statement of additional information.

On the liquidation date of a Zero Coupon Bond Portfolio, all of the securities held by the portfolio will be sold and all outstanding shares of the portfolio will be redeemed. The redemption proceeds will, except as otherwise directed by Contract owners, be used to purchase shares of the Money Market Portfolio.

Each portfolio seeks to realize a higher yield than would be obtained simply by maintaining the portfolio's initial investments. The portfolios are actively managed by The Prudential to take advantage of trading opportunities that may exist from time to time due to price and yield distortions resulting from changes in the supply and demand characteristics or perceived differences in quality or liquidity characteristics of the securities available for purchase by the portfolio. There is a corresponding risk that, to the extent that this strategy is unsuccessful, the initial yield objective will not be met.

The stripping of interest coupons will cause the stripped securities to be purchased at a substantial (or "deep") discount from their principal amounts payable at maturity. If held to maturity, these obligations provide a predictable yield. But because interest on stripped securities is not paid in cash on a current basis but rather is in effect compounded until maturity (or the payment date in the case of a coupon), the market values of securities of this type are subject to greater fluctuations, as a result of changes in interest rates, than are the values of debt securities that provide for the periodic payment of interest; and the longer the term to maturity of a portfolio, the greater the risk of such fluctuations. In light of these factors, investors who desire to attain the anticipated growth rate on their investment expected at the time of purchase must plan to hold the portfolio's shares and to reinvest all dividends and distributions until the portfolio matures. Any investor who redeems his or her interest in the portfolio prior to the portfolio liquidation date or who fails to reinvest dividends is likely to achieve quite a different investment return than the return that was predicted on the date the investment was made, and may even suffer a loss.


Barbara Kenworthy, Managing Director, PMFIM, has been portfolio manager of the Zero Coupon Bond Portfolios 2000 and 2005 since 1995. Ms. Kenworthy is also portfolio manager of the Prudential Diversified Bond Fund, Inc., the Prudential Government Income Fund, Inc., and the Diversified Bond and Government Income Portfolios of the Series Fund. Prior to 1994, Ms. Kenworthy was a portfolio manager and president of several taxable fixed-income funds for The Dreyfus Corp.


BALANCED PORTFOLIOS


CONSERVATIVE BALANCED PORTFOLIO. The objective of this portfolio is to achieve a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

To achieve this objective, the Conservative Balanced Portfolio will follow a policy of maintaining a more conservative asset mix among stocks, bonds and money market instruments than the Flexible Managed Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:

     Asset Type                 Minimum             Normal             Maximum
     ----------                 -------             ------             -------
      Stocks                      15%                35%                 50%
Bonds and Money Market            25%                65%                 70%

The portfolio manager will make variations in the proportions of each investment category in accordance with its judgment about the expected returns and risks of the various investment categories, but will maintain at least 25% of the value of the portfolio's assets in fixed-income senior securities.

The bond portion of this portfolio will be invested primarily in securities with maturities of 2 to 10 years and ratings at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally-recognized rating service or if unrated, of comparable quality in the opinion of the portfolio manager. A description of corporate bond ratings is contained in the Appendix to the statement of additional information. Because of their shorter maturities, the value of the notes and bonds in this portfolio will be less sensitive to changes in interest rates than the longer-term bonds likely to be held in the Flexible Managed Portfolio. Thus, there will be less of a risk of loss of principal, but not as much of a likelihood for greater appreciation in value. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The common stock portion of this portfolio will be invested primarily in the equity securities of major, established corporations in

                                15 - Series Fund
sound financial condition that appear to offer attractive prospects of a total return from dividends and capital appreciation that is superior to broadly based stock indices. The money market portion of the portfolio will hold high-quality short-term debt obligations with a maturity of 12 months or less (as described in the Appendix to this prospectus) and will maintain a dollar-weighted average maturity of 120 days or less.

To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in non-United States currency denominated debt and equity securities of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under FOREIGN SECURITIES on page 26.

In addition, the portfolio may: (i) purchase and sell options on equity securities, debt securities, stock indices and foreign currencies; (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts;
(iv) purchase securities on a when-issued or delayed delivery basis; (v) use interest rate swaps; and (vi) make short sales. These techniques are described on pages 27 through 31, and further information about some of them is included in the statement of additional information.


The Conservative Balanced Portfolio is managed by a team of portfolio managers. Mark Stumpp, Managing Director, PIC, has been lead portfolio manager of the Conservative Balanced Portfolio since 1994 and is responsible for the overall asset allocation decisions. Mr. Stumpp shares supervisory responsibility of the portfolio management team with Theresa Hamacher, Managing Director, PIC. Ms. Hamacher and Mr. Stumpp also supervise the team of portfolio managers for the Flexible Managed Portfolio. Mr. Stumpp is also portfolio manager for several employee benefit trusts including The Prudential Retirement System for U.S. Employees and Special Agents. Prior to 1994, he was responsible for corporate pension asset management for Prudential Diversified Investment Strategies' corporate clients. Ms. Hamacher supervises a team of portfolio managers that manage over $65 billion in assets for PIC.

FLEXIBLE MANAGED PORTFOLIO. The objective of this portfolio is achievement of a high total return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

To achieve this objective, the Flexible Managed Portfolio will follow a policy of maintaining a more aggressive asset mix among stocks, bonds and money market investments than the Conservative Balanced Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:


     Asset Type               Minimum           Normal               Maximum
     ----------               -------           ------               -------
      Stocks                    25%               60%                  100%
      Bonds                      0%               40%                   75%
   Money Market                  0%                0%                   75%


The portfolio manager may make short-run, and sometimes substantial, variations in the asset mix based upon its judgment about the expected returns and risks of the various investment categories. In varying the asset mix in accordance with these judgments, The Prudential will also seek to take advantage of imbalances in fundamental values among the different markets.


The bond component of this portfolio is expected under normal circumstances to have a weighted average maturity of greater than 10 years. The values of bonds with long maturities are generally more sensitive to changes in interest rates than those of shorter maturities. The bond portion of this portfolio will primarily be invested in securities that have a rating at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally-recognized rating service. A description of corporate bond ratings is contained in the Appendix to the statement of additional information. However, up to 25% of the bond component of this portfolio may be invested in securities having ratings at the time of purchase of "BB", "Ba" or lower, or if not rated, of comparable quality in the opinion of the portfolio manager, also known as high risk securities. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The established company common stock component of this portfolio will consist of the equity securities of major corporations that are believed to be in sound financial condition. In selecting stocks of smaller capitalization companies, the portfolio manager will concentrate on companies with a capitalization below $5 billion that show above average profitability (measured by return-on-equity, earnings, and dividend growth rates) with modest price/earnings ratios. The individual equity selections for this portfolio may tend to have more volatile market values than the equity securities selected for the Equity Portfolio or the Conservative Balanced Portfolio. The money market portion of the portfolio will hold high-quality short-term debt obligations with a maturity of 12 months or less (as described in the Appendix to this prospectus) and will maintain a dollar-weighted average maturity of 120 days or less.


To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in non-United States currency denominated debt and equity securities of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under FOREIGN SECURITIES, page 23.

                                16 - Series Fund

In addition, the portfolio may: (i) purchase and sell options on equity securities, debt securities, stock indices and foreign currencies (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts;
(iv) purchase securities on a when-issued or delayed delivery basis; (v) use interest rate swaps; and (vi) make short sales. These techniques are described on pages 27 through 31, and further information about some of them is included in the statement of additional information.


The facts that this portfolio will invest in common stocks regarded as having higher risks than those that will be purchased by the Conservative Balanced Portfolio; that it will invest in bonds with longer maturities; and that the "normal" mix for this portfolio will include a higher percentage of stocks all combine to mean that the risk of investing in this portfolio is relatively higher--to the extent that each of these factors results in greater risks--than the risk of investing in the Conservative Balanced Portfolio.

The Flexible Managed Portfolio is managed by a team of portfolio managers. Mark Stumpp, Managing Director, PIC, has been lead portfolio manager of the Flexible Managed Portfolio since 1994 and is responsible for the overall asset allocation decisions. Mr. Stumpp shares supervisory responsibility of the portfolio management team with Theresa Hamacher, Managing Director, PIC. Ms. Hamacher and Mr. Stumpp also supervise the team of portfolio managers for the Conservative Balanced Portfolio. Mr. Stumpp is also portfolio manager for several employee benefit trusts including The Prudential Retirement System for U.S. Employees and Special Agents. Prior to 1994, he was responsible for corporate pension asset management for Prudential Diversified Investment Strategies' corporate clients. Ms. Hamacher supervises a team of portfolio managers that manage over $65 billion in assets for PIC.


HIGH YIELD BOND PORTFOLIOS

HIGH YIELD BOND PORTFOLIO. The objective of this portfolio is to achieve a high total return through investment in a diversified portfolio of high yield/high risk fixed income securities.

The portfolio seeks to achieve its objective by following a policy of generally investing in fixed income securities rated in the medium to lower categories by recognized rating services or in unrated fixed income securities of comparable quality. The portfolio expects to invest principally in fixed income securities rated Baa or lower by Moody's, or BBB or lower by S&P. These securities are sometimes known as "junk bonds." Corporate bonds which are rated Baa by Moody's are described by Moody's as being investment grade, but are also characterized as having speculative characteristics. Corporate bonds rated below Baa by Moody's and BBB by S&P are considered speculative. A description of corporate bond ratings is contained in the Appendix to the statement of additional information.

Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in high yield/high risk securities which carry medium to lower ratings and in comparable non-rated securities. Investors should understand that such securities are not generally meant for short-term investing.

The achievement of the portfolio's investment objectives will depend on The Prudential's analytical and portfolio management skills. These skills are more important in connection with the investment in medium to lower rated and comparable unrated securities and to the portfolio's performance than would be the case if the portfolio invested in higher quality fixed income securities. In selecting securities for the portfolio, The Prudential will evaluate, among other things, an issuer's financial history, condition, prospects and management. A credit rating assigned by a commercial rating service will not measure the market risk of high yield/high risk bonds and may not be a timely reflection of the condition and economic viability of an individual issuer. In its credit analysis, The Prudential therefore will not rely principally on the ratings assigned by the ratings services (e.g., Moody's and S&P), although such ratings will be considered. Through careful selection and by investment in a diversified mix of securities, The Prudential will seek to reduce the risks that are associated with investing in medium to lower rated and comparable unrated debt securities.

Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The value of the fixed income securities in the portfolio will be directly impacted by the market perception of the creditworthiness of the securities' issuers and will fluctuate inversely with changes in interest rates. Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. For example, because investors generally perceive that there are greater risks associated with investing in medium or lower rated securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities.

                                17 - Series Fund

Moreover, in the lower quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market. The yield and price of medium to lower rated securities therefore may experience greater volatility than is the case with higher rated securities. The Prudential considers both credit risk and market risk in selecting securities for the portfolio. By holding a diversified selection of such securities, the portfolio seeks to reduce this volatility.

The secondary market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, The Prudential could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities therefore may be less than the prices used in calculating the portfolio's net asset value. In the absence of readily available market quotations, high yield/high risk securities will be valued by the Series Fund's Board of Directors using a method that, in the good faith belief of the Board, accurately reflects fair value. Valuing such securities in an illiquid market is a difficult task. The Board's judgment plays a more significant role in valuing such securities than those securities for which more objective market data are available.


During the fiscal year ended December 31, 1995, the monthly dollar weighted average ratings of the debt obligations held by the High Yield Bond Portfolio, expressed as a percentage of the portfolio's total investments, were as follows:

                                               PERCENTAGE OF TOTAL
RATINGS                                            INVESTMENTS
--------------------------------------------------------------------------------
AAA/Aaa                                               3.3%*
AA/Aa                                                   0%
A/A                                                     0%
BBB/Baa                                                 0%
BB/Ba                                                 15.9%
B/B                                                   59.2%
CCC/Caa or lower                                       7.5%
Unrated                                               14.1%
--------------------------------------------------------------------------------
*Short-term investments and cash.
--------------------------------------------------------------------------------



Consistent with its investment objective, the portfolio anticipates that under normal conditions at least 80% of the value of its total assets will be invested in high yield/high risk, medium to lower rated fixed income securities. Fixed income securities appropriate for the portfolio may include both convertible and nonconvertible debt securities and preferred stock. The portfolio will not acquire common stocks, except when attached to or included in a unit with fixed income securities which otherwise would be attractive to the portfolio.


The portfolio may invest up to 20% of its total assets in United States currency denominated fixed-income securities issued outside the United States by foreign and domestic issuers. For additional information regarding such securities, see FOREIGN SECURITIES on page 26.


The portfolio may, when it has temporary cash available, enter into repurchase agreements and invest in other short-term obligations of the type invested in by the Money Market Portfolio. The portfolio may also invest in commercial paper of domestic corporations that does not meet the quality restrictions applicable to the investments of the Money Market Portfolio. Moreover, when market conditions dictate a more defensive investment strategy, the portfolio may invest more substantially in such short-term obligations. The portfolio may also (i) purchase and sell options on debt securities; (ii) purchase and sell interest rate futures contracts and options thereon; (iii) purchase securities on a when-issued or delayed delivery basis; (iv) use interest rate swaps; and (v) make short sales. These techniques are described on pages 28 through 32, and further information about some of them is included in the statement of additional information.

Although the portfolio is not expected to engage in substantial short-term trading, it may sell securities it owns without regard to the length of time they have been held. The portfolio's turnover rate is not expected to exceed 150%.


Lars Berkman, Managing Director, PMFIM, and Michael Snyder, Vice President, PMFIM, have been co-managers of the High Yield Bond Portfolio since 1995. Mr. Berkman is also portfolio manager of the Prudential High Yield Bond Fund and has been employed as a portfolio manager in the mutual fund unit since 1990. Mr. Snyder is also the portfolio manager of the High Yield Income Fund, Inc. for The Prudential and has been employed as a portfolio manager in the mutual fund unit since 1987.


                                18 - Series Fund

DIVERSIFIED STOCK PORTFOLIOS

STOCK INDEX PORTFOLIO. The objective of this portfolio is to achieve investment results that correspond to the price and yield performance of publicly-traded common stocks in the aggregate.

The portfolio seeks to achieve this objective by following the policy of attempting to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), an index which represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed among investors as representative of the performance of publicly-traded common stocks as a whole. The S&P 500 Index is composed of 500 selected common stocks, over 95% of which are listed on the New York Stock Exchange ("NYSE"). Standard & Poor's Corporation chooses the stocks to be included in the index on a statistical basis taking into account market values and industry diversification. Inclusion in the index in no way implies an opinion by Standard & Poor's Corporation as to a stock's attractiveness as an investment. "Standard & Poor's", "Standard & Poor's 500" and "500" are trademarks of McGraw Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America and its affiliates and subsidiaries. The Series Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Series Fund. Reference is made to the statement of additional information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.


The S&P 500 Index is a "weighted" index in which the weighting of each stock depends on its relative total market value: its market price per share times the number of shares outstanding. Because of this weighting, approximately 10% of the S&P 500 Index's value is accounted for by the stocks of the five largest companies by relative market value. As of December 31, 1995 those companies were: General Electric Co., American Telephone & Telegraph Co., Exxon Corp., Coca-Cola Co., and Merck & Co., Inc.


This portfolio will not be "managed" in the traditional sense of using economic, financial or market analysis to determine the stocks to be purchased by the portfolio. Rather, the portfolio manager will purchase stocks for the portfolio in proportion to their weighting in the S&P 500 Index. Thus, adverse financial performance by a company will not result in reduction or elimination of the portfolio's holdings of its stock and, conversely, superior financial performance by a company will not lead the portfolio to increase its holdings of the company's stock. If a stock held by this portfolio is eliminated from the S&P 500 Index, the portfolio will sell its holdings of the stock regardless of the prospects of the company. Because the portfolio will not be "managed" in the traditional sense, portfolio turnover is expected to be low and is generally not expected to exceed 10%. A 10% portfolio turnover rate would occur if one-tenth of the portfolio's securities were sold and either repurchased or replaced within 1 year. Because of the expected low turnover, transaction costs, such as brokerage commissions, are also expected to be relatively low.


The following table shows the performance of the S&P 500 Index for the 25 years ending in 1995. The period covered by this table is one of generally rising stock prices, and the performance of the S&P 500 Index in this period should not be viewed as a representation of any future performance by that index. In addition, the fees and costs involved in the operation of the Stock Index Portfolio mean that the performance of a share of stock in the portfolio may not equal the performance of the S&P 500 Stock Index even if the assets held by the portfolio do equal that performance.


                       *S&P 500 WITH DIVIDENDS REINVESTED
                            ANNUAL PERCENTAGE CHANGE
--------------------------------------------------------------------------------

   1971       +14.56                                 1984        +6.10
   1972       +18.90                                 1985       +31.57
   1973       -14.77                                 1986       +18.56
   1974       -26.39                                 1987        +5.10
   1975       +37.16                                 1988       +16.61
   1976       +23.57                                 1989       +31.69
   1977        -7.42                                 1990        -3.10
   1978        +6.38                                 1991       +30.47
   1979       +18.20                                 1992        +7.61
   1980       +32.27                                 1993       +10.08
   1981        -5.01                                 1994        +1.32
   1982       +21.44                                 1995       +37.58
   1983       +22.38

--------------------------------------------------------------------------------
Source: Standard & Poor's Corporation.  Percentage change calculated in accordance with specifications of SEC Release Number IA-327.
--------------------------------------------------------------------------------


                                19 - Series Fund

In the eight full years since this portfolio was established its total return, compared to that of the S&P 500 Index, was as follows:

--------------------------------------------------------------------------------
                   ANNUAL PERCENTAGE CHANGE                  TOTAL RETURN
                         S&P 500 WITH                    STOCK INDEX PORTFOLIO
                     DIVIDENDS REINVESTED         (AFTER DEDUCTION OF EXPENSES)
--------------------------------------------------------------------------------

    1988                    +16.61                              +15.44
    1989                    +31.69                              +30.93
    1990                     -3.10                               -3.63
    1991                    +30.47                              +29.72
    1992                     +7.61                               +7.13
    1993                    +10.08                               +9.66
    1994                     +1.32                               +1.01
    1995                    +37.58                              +37.06
--------------------------------------------------------------------------------


Under normal circumstances, the portfolio generally intends to purchase all 500 stocks represented in the S&P 500 Index and to invest its assets as fully in those stocks (in proportion to their weighting in the index) as is feasible in light of cash flows into and out of the portfolio. In order to reduce transaction costs, a weighted investment in the 500 stocks comprising the S&P 500 Index is most efficiently made in relatively large amounts. As additional cash is received from the purchase of shares in the portfolio, it may be held temporarily in short-term, high quality investments of the sort in which the Money Market Portfolio invests, until the portfolio has a sufficient amount of assets in such investments to make an efficient weighted investment in the 500 stocks comprising the S&P 500 Index. If net cash outflows from the portfolio are anticipated, the portfolio may sell stocks (in proportion to their weighting in the S&P 500 Index) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. The portfolio will not, however, increase its holdings of cash in anticipation of any decline in the value of the S&P 500 Index or of the stock markets generally. The portfolio will instead remain as fully invested in the s&p 500 Index stocks as feasible in light of its cash flow patterns during periods of market declines as well as advances, and investors in the portfolio thus run the risk of remaining fully invested in common stocks during a period of general decline in the stock markets.

Tracking accuracy is measured by the difference between total return for the S&P Index with dividends reinvested and total return for the portfolio with dividends reinvested before deductions of portfolio fees and expenses. Tracking accuracy is monitored by the portfolio manager on a daily basis. All tracking accuracy deviations are reviewed to determine the effectiveness of investment policies and techniques.

If the portfolio does hold short-term investments as a result of the patterns of cash flows to and from the portfolio, such holdings may cause its performance to differ from that of the S&P 500 Index. The portfolio will attempt to minimize any such difference in performance through transactions involving stock index futures contracts, options on stock indices, and/or options on stock index future contracts. These derivative investment instruments are described under OPTIONS ON STOCK INDICES, STOCK INDEX FUTURES CONTRACTS, and OPTIONS ON FUTURES CONTRACTS on pages 28 through 30. The portfolio will not use such instruments for speculative purposes or to hedge against any decline in the value of the stocks held in the portfolio, but instead will employ them only as a temporary substitute for investment of cash holdings directly in the 500 stocks when the portfolio's cash holdings are too small to make such an investment in an efficient manner.

For example, if the portfolio's cash reserves are insufficient to invest efficiently in another unit of the basket of stocks comprising the S&P 500 Index, the portfolio may purchase S&P 500 futures contracts to hedge against a rise in the value of the stocks the portfolio intends to acquire. In its attempt to minimize any difference in performance between the portfolio and the S&P 500 Index, the portfolio currently intends to engage in transactions involving the S&P 500 Index futures contracts, the NYSE Composite Index futures contracts, options on the S&P 500 Index, the S&P 100 Index, and the NYSE Composite Index, and options on the S&P 500 Index futures contracts and the NYSE Composite Index futures contracts. There can be no assurance that the portfolio's attempt to minimize such performance difference through the use of any of these instruments will succeed. See the statement of additional information for a more detailed discussion of the manner in which the portfolio will employ these instruments and for a description of other risks involved in the use of such instruments.

The above described investment policies and techniques of the Stock Index Portfolio are non-fundamental and may be changed without shareholder approval if it is determined that alternative investment techniques would be more effective in achieving the portfolio's objective.

                                20 - Series Fund

EQUITY INCOME PORTFOLIO. The objective of this portfolio is both current income and capital appreciation through investment primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index. In selecting these securities, the portfolio will put emphasis on earnings, balance sheet and cash flow analysis, and the relationships that these factors have to the price and return of a given security. Under normal circumstances, the portfolio intends to invest at least 65% of its total assets in such securities.


The portfolio may invest the balance of its assets in other stocks, other securities convertible into common stocks, debt securities (including money market instruments), options on stocks and stock indices, and stock index futures. The portfolio may under normal circumstances invest up to 35% of its total assets in money market instruments of the type invested in by the Money Market Portfolio and without limit when the portfolio's manager believes market conditions warrant a temporary defensive posture or pending the investment of proceeds from sales of the portfolio shares. These investments include entering into repurchase agreements of the kind that the Money Market Portfolio may utilize. In addition, up to 35% of the portfolio's total assets may be invested in other fixed-income obligations. The portfolio anticipates that these will primarily be rated A or better by Moody's or S&P. However, the portfolio may also invest in lower-rated fixed-income securities, although it will not invest in securities rated lower than CC or Ca by Moody's or S&P, respectively. The risks of medium to lower rated securities, also known as high risk securities, are described above in connection with the High Yield Bond Portfolio. A description of debt ratings is contained in the Appendix to the statement of additional information. The portfolio may also invest in non-rated fixed-income securities which, in the opinion of the manager, are of a quality comparable to rated securities in which the portfolio may invest.

To the extent permitted by applicable insurance law, the portfolio may invest up to 30% of its total assets in non-United States currency denominated debt and equity securities of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under FOREIGN SECURITIES on page 26.

In addition, the portfolio may: (i) purchase and sell options on equity securities, stock indices and foreign currencies (ii) purchase and sell stock index and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts; and (iv) purchase securities on a when-issued or delayed delivery basis. These techniques are described on pages 27 through 31, and further information about some of them is included in the statement of additional information.

As a result of its investment policies, the portfolio's turnover rate may exceed 100%, although it is not expected to exceed 200%.


Warren Spitz, Managing Director, PMFIM, has been portfolio manager of the Equity Income Portfolio since 1988. Mr. Spitz is also the portfolio manager of the Prudential Equity Income Fund.

EQUITY PORTFOLIO. The objective of this portfolio is to achieve capital appreciation through investment primarily in common stocks of companies, including major established corporations as well as smaller capitalization companies, that appear to offer attractive prospects of price appreciation that is superior to broadly-based stock indices. Current income, if any, is incidental.

Although the portfolio will be invested primarily in common stocks, it may also invest to a limited extent in short, intermediate or long term debt, either convertible or nonconvertible into common stock, as well as in nonconvertible preferred stock. The portfolio will attempt to maintain a flexible approach to the selection of common stocks of various types of companies whose valuations appear to offer opportunities for above-average appreciation. Thus, the portfolio may invest in securities of companies whose estimated growth in earnings exceeds that projected for the market as a whole because of factors such as expanding market share, new products or changes in market environment. Or it may invest in "undervalued" securities which are often characterized by a lack of investor recognition of the basic value of a company's assets. Securities of companies with sales and earnings trends which are currently unfavorable but which are expected to reverse may also be in the portfolio. The effort to achieve price appreciation that is superior to broadly based stock indices necessarily involves accepting a greater risk of declining values. During periods when stock prices decline generally, it can be expected that the value of the portfolio will also decline.

To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in non-United States currency denominated common stock and fixed-income securities convertible into common stock of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under FOREIGN SECURITIES on page 26.

In addition, the portfolio may: (i) purchase and sell options on equity securities, stock indices and foreign currencies; (ii) purchase and sell stock index and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts; and (iv) purchase securities on a when-issued or delayed delivery basis. These techniques are described on pages 27 through 31, and further information about some of them is included in the statement of additional information.

                                21 - Series Fund

A portion of the portfolio may be invested in short-term debt obligations of the kind held in the Money Market Portfolio as described in the Appendix to this prospectus in order to make effective use of cash reserves pending investment in common stocks.


Thomas Jackson, Managing Director, PMFIM, has been portfolio manager of the Equity Portfolio since 1990. Mr. Jackson is also portfolio manager of the Prudential Equity Fund, Inc..

PRUDENTIAL JENNISON PORTFOLIO. The objective of the Prudential Jennison Portfolio is to achieve long-term growth of capital through investment primarily in equity securities of established companies with above-average growth prospects. Current income, if any, is incidental.

In order to achieve this objective, the Prudential Jennison Portfolio will follow a policy of selecting stocks on a company-by-company basis primarily through the use of fundamental analysis. The portfolio manager will look for companies that have demonstrated growth in earnings and sales, high returns on equity and assets, or other strong financial characteristics, and in the opinion of the portfolio manager, are attractively valued. These companies tend to have a unique market niche, a strong new product profile or superior management. Under normal market conditions, at least 65% of the value of the total assets of the portfolio will be invested in common stocks and preferred stocks of companies which exceed $1 billion in market capitalization.

The portfolio may invest up to 35% of its total assets in: (i) common stocks, preferred stocks, and other equity-related securities of companies that are undergoing changes in management or product and marketing dynamics which have not yet been reflected in reported earnings but which are expected to impact earnings in the intermediate term -- these securities often lack investor recognition and are often favorably valued; (ii) other equity-related securities; (iii) with respect to a maximum of 30% of its total assets, common stocks, preferred stocks and other equity-related securities of non-United States currency denominated issuers or American Depository Receipts ("ADRs");
(iv) investment grade fixed income securities and mortgage-backed securities, including lower rated securities [rated in the fourth highest rating category by a nationally recognized rating service (e.g. Baa by Moody's Investor Services or BBB by Standard & Poor's)] or, if not rated, determined by the portfolio manager to be of comparable quality to securities so rated. A description of debt ratings is contained in the Appendix to the statement of additional information; and (v) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.


In addition, the portfolio may: (i) purchase and sell options on equity securities, stock indices, and foreign currencies; (ii) lend its portfolio securities; (iii) purchase and sell stock index and foreign currency futures contracts and options thereon; (iv) enter into forward foreign currency exchange contracts; and (v) enter into repurchase agreements and purchase securities on a when-issued or delayed delivery basis. These techniques are described on pages 27 through 31, and further information about some of them is included in the statement of additional information.

The effort to achieve superior investment returns necessarily involves a risk of exposure to declining values. Securities in which the portfolio may primarily invest have historically been more volatile than the Standard & Poor's 500 Composite Stock Price Index. Accordingly, during periods when stock prices decline generally, it can be expected that the value of the portfolio will decline more than the market indices.


David Poiesz, Director and Senior Vice President of Jennison Associates Capital Corp., has been portfolio manager of the Prudential Jennison Portfolio since its inception in 1995. Mr. Poiesz also manages the Prudential Institutional Growth Fund and the Prudential Jennison Fund. Mr. Poiesz joined Jennison Associates in 1983 as an equity research analyst and has been an equity portfolio manager since 1991.


SMALL CAPITALIZATION STOCK PORTFOLIO. The objective of this portfolio is to achieve long-term growth of capital through investment primarily in equity securities of publicly-traded companies with small market capitalization. Current income, if any, is incidental.

The portfolio seeks to achieve this objective by following the policy of attempting to duplicate the price and yield performance of the Standard & Poor's Small Capitalization Stock Index (the "S&P SmallCap 600 Index"), an index which consists of six-hundred smaller capitalization domestic stocks chosen for market size, liquidity, and industry group representation. Stocks in the index have market capitalizations between $35 million and $1.215 billion. However, to be included in the index, stock selections are also screened for trading volume, share turnover, ownership concentration, share price and bid/ask spreads. The initial sector weightings were selected to reflect the industry distribution of all small capitalization stocks followed by S&P. The S&P SmallCap 600 Index has above average risk and may fluctuate more than the S&P 500 Index which invests in stocks of larger, more established firms.

The S&P SmallCap 600 Index is a market weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Standard & Poor's Corporation is responsible for selecting and maintaining the list of stocks to be included in the index. Inclusion in the index in no way implies an opinion by Standard & Poor's Corporation as to a stock's attractiveness as an investment. "Standard & Poor's", "Standard

                                22 - Series Fund

& Poor's Small Capitalization Stock Index" and "Standard & Poor's SmallCap 600" are trademarks of McGraw Hill, Inc. The Series Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Series Fund. Reference is made to the statement of additional information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.


The following table shows the performance of the S&P SmallCap 600 Index for the 10 years ending in 1995. Although the index was first published in 1994, S&P reconstructed its performance for earlier years. The performance of the S&P SmallCap 600 Index in this period should not be viewed as a representation of any future performance by that index. In addition, the fees and costs involved in the operation of the Small Capitalization Stock Portfolio mean that the performance of a share of stock in the portfolio may not equal the performance of the S&P SmallCap 600 Stock Index even if the assets held by the portfolio do equal that performance.


--------------------------------------------------------------------------------

                   S&P SMALLCAP 600 WITH DIVIDENDS REINVESTED
                            ANNUAL PERCENTAGE CHANGE

--------------------------------------------------------------------------------
      1986                                                 +3.23
      1987                                                -13.50
      1988                                                +19.49
      1989                                                +13.89
      1990                                                 -9.90
      1991                                                +48.49
      1992                                                +21.04
      1993                                                +18.79
      1994                                                 -4.77
      1995                                                +29.96

--------------------------------------------------------------------------------
Source: Standard & Poor's Corporation. Percentage change calculated in accordance with specifications of SEC release number IA-327.
--------------------------------------------------------------------------------

Under normal circumstances, this portfolio intends to be invested in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The portfolio may hold cash or its equivalent, these holdings may cause its performance to differ from that of the S&P SmallCap 600 Index. The portfolio will attempt to minimize any such differences in performance through transactions involving stock index futures contracts, options on stock indices, and/or options on stock index future contracts. These investment instruments are described under OPTIONS ON STOCK INDICES, STOCK INDEX FUTURES CONTRACTS, and OPTIONS ON FUTURES CONTRACTS on pages 28 through 30.

In addition, the portfolio may: (i) purchase and sell options on equity securities; (ii) lend its portfolio securities; and (iii) purchase securities on a when-issued or delayed delivery basis. These techniques are described on pages 27 through 31, and further information about some of them is included in the statement of additional information.

The investment policies and techniques of the Small Capitalization Stock Portfolio are not fundamental and may be changed without shareholder approval if it is determined that alternative investment techniques would be more effective in achieving the portfolio's objective.

Wai Chiang, Director of Portfolio Management, Prudential Diversified Investment Strategies, has been portfolio manager of the Small Capitalization Stock Portfolio since its inception in 1995. Mr. Chiang also manages the unregistered commingled domestic equity index separate accounts, Pridex and Pridex 500 for The Prudential. Mr. Chiang has been employed by The Prudential as a portfolio manager since 1986.

GLOBAL PORTFOLIO. The objective of this portfolio is long-term growth of capital through investment primarily in common stocks and common stock equivalents (such as convertible debt securities) of foreign and domestic issuers. Current income, if any, is incidental.

The portfolio is intended to provide investors with the opportunity to invest in a portfolio of securities of companies located throughout the world. In making the allocation of assets among the various countries and geographic regions, the portfolio manager ordinarily considers such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; the range of individual investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors--all in relation to the prevailing prices of the securities in each country or region.

There are, generally, no geographic limitations on companies in which the portfolio may invest. Depending upon market conditions, the portfolio may be invested primarily in foreign securities. Investments may be made in

                                23 - Series Fund
companies based in the Pacific Basin (for example, Japan, Australia, New Zealand, Singapore, Malaysia, and Hong Kong) and Western Europe (for example, the United Kingdom, Spain, Germany, Switzerland, the Netherlands, France, and Scandinavia), as well as the United States, Canada, and such other areas and countries as the portfolio manager may determine from time to time. The portfolio may seek to hedge its position in foreign currencies as more fully described herein.

The portfolio is not required to maintain any particular geographic or currency mix of its investments. The portfolio intends to maintain investments in at least three countries (including the United States), but may, when market conditions warrant, invest up to 35% of its assets in companies located in any one country (other than the United States).

In analyzing companies for investment, the portfolio manager ordinarily looks for one or more of the following characteristics: prospects for above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their marketplace--all in relation to the prevailing prices of the securities of such companies.

Investing in securities of foreign companies and countries involves special risks. The particular risks of investments in foreign securities are described under FOREIGN SECURITIES on page 26.

When the portfolio manager believes market conditions dictate a temporary defensive strategy, or during periods of structuring and restructuring the portfolio, the portfolio may invest without limit in money market investments of the kind in which the Money Market Portfolio invests, including repurchase agreements.

In addition, the portfolio may: (i) purchase and sell options on equity securities, stock indices and foreign currencies; (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon;
(iii) enter into forward foreign currency exchange contracts; and (iv) purchase securities on a when-issued or delayed delivery basis. These techniques are described on pages 26 through 31, and further information about some of them is included in the statement of additional information.

The operating expense ratio of the portfolio can be expected to be significantly higher than that of a fund investing exclusively in domestic securities since the expenses of the portfolio, such as custodial, valuation and communication costs, as well as the rate of the investment management fee (0.75% of the portfolio's average daily net assets), though similar to such expenses of other global funds, are higher than those generally incurred by funds investing solely in the securities of U.S. issuers.

As a result of its investment policies, the portfolio's turnover rate may exceed 100% although it is not expected to exceed 200%.


Daniel Duane, Managing Director, PMFIM, has been the portfolio manager of the Global Portfolio since 1990. Mr. Duane also manages several mutual funds including the Prudential Global Fund, Inc.


SPECIALIZED PORTFOLIOS

NATURAL RESOURCES PORTFOLIO. The objective of this portfolio is long-term growth of capital through investment primarily in common stocks and convertible securities of "natural resource companies" (as defined below) and in securities (typically debt securities and preferred stocks) the terms of which are related to the market value of some natural resource ("asset-indexed securities"). Under normal circumstances, the portfolio will invest at least 65% of its total assets in such securities.

Companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services primarily to such companies, will be considered "natural resource companies." Natural resources generally include precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gases), timber land, undeveloped real property and agricultural commodities.

The value of equity securities of natural resource companies (including those companies that are primarily involved in providing goods and services to natural resource companies) will fluctuate pursuant to market conditions generally, as well as to the market for the particular natural resource in which the issuer is involved. In addition, the values of natural resources are affected by numerous factors including events occurring in nature, inflationary pressures and international politics. For instance, events in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resources. In addition, rising interest rates (i.e., inflationary pressures) may affect the demand for natural resources such as timber. The portfolio manager will seek securities that are attractively priced relative to the intrinsic values of the relevant natural resource or that are of companies which are positioned to benefit under existing or anticipated economic

                                24 - Series Fund
conditions. Accordingly, the portfolio may shift its emphasis from one natural resource industry to another depending upon prevailing trends or developments, provided that the portfolio will not invest 25% or more of its total assets in the securities of companies in any one natural resource industry. See INVESTMENT RESTRICTIONS in the statement of additional information for information concerning the industry classifications. The portfolio is not required to maintain any particular mix of investments among the natural resource industries.

In addition to common stocks and common stock equivalents, the portfolio may invest in securities, the principal amount, redemption terms or conversion terms of which are related to the market price of a natural resource asset, referred to herein as "asset-indexed securities." The portfolio expects to purchase asset-indexed securities which are rated, or are issued by issuers that have outstanding obligations which are rated, at least BBB or Baa by S&P or Moody's, respectively, or commercial paper rated at least A-2 or P-2 by S&P or Moody's, respectively, or in unrated securities that the portfolio manager has determined to be of comparable quality. The portfolio reserves the right, however, to invest in asset-indexed securities rated as low as CC or Ca by Moody's or S&P, respectively, or in unrated securities of comparable quality, also known as high risk securities. A description of security ratings is set forth in the Appendix to the statement of additional information. If the asset-indexed security is backed by a letter of credit or other similar instrument, the manager may take such backing into account in determining the quality of the security.

Although it is expected that the market prices of the asset-indexed securities will fluctuate on the basis of the natural resources on which such securities are based, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying natural resources. Asset-indexed securities are not always secured with a security interest in the underlying natural resource asset. Further, asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). Although the value of asset-indexed securities that bear interest may fluctuate inversely with market interest rates, such fluctuations are anticipated generally to be minimal since the value of such securities is typically based on the natural resources on which the securities are based.

Certain asset-indexed securities may be payable at maturity in cash, or, at the option of the holder, directly in a stated amount of the asset to which the securities are related. The portfolio does not intend to invest directly in natural resources and, therefore, would elect to be paid in cash or would attempt to sell the asset-indexed security prior to maturity to realize the appreciation in the underlying asset.

As indicated above, the portfolio intends to invest primarily in common stocks and convertible securities of natural resource companies and asset-indexed securities. The portfolio may invest the balance of its assets in other stocks, other securities convertible into common stocks, debt securities (including money market instruments), and options on stocks and on natural resource-related stock indices. The portfolio may under normal circumstances invest up to 35% of its total assets in money market instruments of the type invested in by the Money Market Portfolio and without limit when the portfolio manager believes market conditions warrant a temporary defensive posture or during periods of structuring and restructuring the portfolio. These investments include entering into repurchase agreements of the kind that the Money Market Portfolio may utilize. In addition, up to 35% of the portfolio's total assets may be invested in other fixed-income obligations. The portfolio anticipates that these will primarily be rated A or better by Moody's or S&P. However, the portfolio may also invest in lower-rated fixed-income securities, also known as high risk securities, although it will not invest in securities rated lower than CC or Ca by Moody's or S&P, respectively. The portfolio may also invest in non-rated fixed-income securities which, in the opinion of the manager, are of a quality comparable to rated securities in which the portfolio may invest.

To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in non-United States currency denominated common stock and fixed-income securities convertible into common stock of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under FOREIGN SECURITIES on page 26.

In addition, the portfolio may: (i) purchase and sell options on equity securities, stock indices and foreign currencies (ii) purchase and sell stock index and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts; and (iv) purchase securities on a when-issued or delayed delivery basis. These techniques are described on pages 27 through 31, and further information about some of them is included in the statement of additional information.

As a result of its investment policies, the portfolio's turnover rate may exceed 100%, although it is not expected to exceed 200%.


Leigh Goehring, Vice President, PMFIM, has been portfolio manager of the Natural Resources Portfolio since 1992. Mr. Goehring also manages the Prudential Natural Resources Fund, Inc. Prior to 1992, Mr. Goehring was portfolio manager of The Prudential-Bache Option Growth Fund.


                                25 - Series Fund

CONVERTIBLE SECURITIES

The Conservative Balanced, Flexible Managed, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, and Natural Resources Portfolios may invest in convertible securities and such securities may constitute a major part of the holdings of the Equity Income, Global and Natural Resources Portfolios. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


FOREIGN SECURITIES


The Global Portfolio may invest up to 100% of its total assets in common stock and convertible securities denominated in a foreign currency and issued by foreign or domestic issuers. The Diversified Bond and High Yield Bond Portfolios may each invest up to 20% of their assets in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. In addition, the bond components of the Conservative Balanced and Flexible Managed Portfolios may each invest up to 20% of their assets in such securities. To the extent permitted by applicable law, the Conservative Balanced, Flexible Managed, and Equity Income Portfolios may invest up to 30% of their total assets in debt and equity securities denominated in a foreign currency and issued by foreign or domestic issuers. Further, to the extent permitted by applicable insurance law, the Equity, Prudential Jennison, and Natural Resources Portfolios may invest up to 30% of their total assets in non-United States currency denominated common stock and fixed-income securities convertible into common stock of foreign and U.S. issuers. Securities issued outside the United States and not publicly traded in the United States, as well as American Depository Receipts ("ADRs"), and securities denominated in a foreign currency are referred to collectively in this prospectus as "foreign securities."


ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting, and financial reporting standards as domestic issuers.

Foreign securities involve certain risks, which should be considered carefully by an investor. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and, in the case of securities not denominated in United States currency, the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than domestic securities. Under certain market conditions, foreign securities may be less liquid than domestic securities. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers, and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a portfolio to obtain or to enforce a judgment against the issuers of such securities.

If the security is denominated in foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The portfolios that may invest in foreign securities may, but need not, enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes, including: locking-in the U.S. dollar price equivalent of interest or dividends to be paid on such securities which are held by the portfolio; and protecting the U.S. dollar value of such securities which are held by the portfolio. The portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the portfolio to deliver an amount of foreign currency in excess of the value of the portfolio's portfolio securities or other assets denominated in that currency. See FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS in the statement of additional information. In addition, the portfolios may, for hedging purposes, enter into certain transactions involving options on foreign currencies, foreign currency futures contracts and options on foreign currency futures

                                26 - Series Fund
contracts. See OPTIONS ON FOREIGN CURRENCIES, FUTURES CONTRACTS, and OPTIONS ON FUTURES CONTRACTS on pages 29 through 30.

OPTIONS ON EQUITY SECURITIES


The Conservative Balanced, Flexible Managed, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, and Natural Resources Portfolios may purchase and write (i.e., sell) put and call options on equity securities that are traded on securities exchanges, are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or that result from privately negotiated transactions with broker-dealers ("OTC options"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the equity security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying equity security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying equity security at the exercise price upon exercise by the holder of the put.


A portfolio will write only "covered" options on stocks. A call option is covered if: (1) the portfolio owns the security underlying the option; or (2) the portfolio has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) the portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the portfolio in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with its custodian. A put option is covered if: (1) the portfolio deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option; or (2) the portfolio holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by the portfolio in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with its custodian.


The Conservative Balanced, Flexible Managed, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, and Natural Resources Portfolios may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting a portfolio security from a decline in market value). In exchange for the premium paid for the put option, the portfolio acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the portfolio is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on debt securities and stock indices, as described under OPTIONS ON DEBT SECURITIES, page 28 and OPTIONS ON STOCK INDICES, page 28.


These portfolios may purchase call options for hedging and investment purposes. No portfolio intends to invest more than 5% of its net assets at any one time in the purchase of call options on stocks. These portfolios may also purchase putable and callable equity securities, which are securities coupled with a put or a call option provided by the issuer.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an exchange-traded option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. A portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction with respect to a call option is likely to be offset in whole or in part by appreciation of the underlying equity security owned by the portfolio. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, the portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the portfolio originally wrote the OTC option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected.

                                27 - Series Fund

There are certain special risks associated with the portfolios' transactions in stock options, in addition to a risk that the market value of the security will move adversely to the portfolio's option position. These risks, which relate primarily to liquidity, are discussed in the statement of additional information.

OPTIONS ON DEBT SECURITIES


The Diversified Bond, Government Income, Conservative Balanced, Flexible Managed, and High Yield Bond Portfolios may purchase and write (i.e. sell) put and call options on debt securities (including U.S. Government debt securities) that are traded on U.S. securities exchanges or that result from privately negotiated transactions with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("OTC options"). Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.


A portfolio will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, the portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The principal reason for a portfolio to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of The Prudential, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.

These portfolios may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the portfolio will also segregate or deposit for the benefit of the portfolio's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is "in the money." It is contemplated that each portfolio's use of straddles will be limited to 5% of the portfolio's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the portfolio's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

These portfolios may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts are described in OPTIONS ON EQUITY SECURITIES, page 27. A portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. A portfolio may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While changes in the value of the put option should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which the portfolio purchases a put option on an underlying security it owns.

These portfolios may also purchase call options on debt securities for hedging or investment purposes. No portfolio currently intends to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities. A portfolio may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" or a "closing sale transaction" in a manner similar to that discussed above in connection with options on equity securities.

The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid for purposes of a portfolio's 15% limitation on investment in illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written OTC options may be considered liquid provided that the portfolio sells OTC options only to qualified dealers who agree that the portfolio may repurchase any OTC option it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

There are certain risks associated with the portfolios' transactions in debt options, in addition to a risk that the market value of the security will move adversely to the portfolio's option position. These risks, which relate primarily to liquidity, are discussed in the statement of additional information.

OPTIONS ON STOCK INDICES


The Conservative Balanced, Flexible Managed, Equity Income, Equity, Prudential Jennison, Global, and Natural Resources Portfolios may purchase and sell put and call options on stock indices traded on securities exchanges,


                                28 - Series Fund
listed on NASDAQ or that result from privately negotiated transactions with broker-dealers ("OTC options"). The Stock Index and Small Capitalization Stock Portfolios may utilize options on stock indices by constructing "put/call" combinations that are economically comparable to a long stock index futures position, as described in the statement of additional information. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per Contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

A portfolio will write only "covered" options on stock indices. The manner in which these options are covered is discussed in the statement of additional information.

These portfolios may purchase put and call options for hedging and investment purposes. No portfolio intends to invest more than 5% of its net assets at any time in the purchase of puts and calls on stock indices. A portfolio may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

OPTIONS ON FOREIGN CURRENCIES


The Conservative Balanced, Flexible Managed, Equity Income, Equity, Prudential Jennison, Global, and Natural Resources Portfolios may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts (discussed under FOREIGN SECURITIES, page 26 and futures contracts on foreign currencies (discussed under FUTURES CONTRACTS, page 30) will be employed. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.


A portfolio may purchase and write options to hedge the portfolio's securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the portfolio's securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a portfolio may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio's securities. Alternatively, a portfolio may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the portfolio received for the option.

If, on the other hand, the portfolio manager anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), a portfolio may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a portfolio could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

A portfolio's successful use of currency exchange options on foreign currencies depends upon the manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the portfolio's securities denominated in such currency would be partially offset by the premiums paid on the options. Further, if the currency exchange rate does not change, the portfolio net income would be less than if the portfolio had not hedged since there are costs associated with options.

The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. The portfolio's ability to establish and maintain positions will depend on market liquidity. The ability of the portfolio to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

                                29 - Series Fund

FUTURES CONTRACTS


The Conservative Balanced, Flexible Managed, Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, and Natural Resources Portfolios may, to the extent permitted by applicable regulations, attempt to reduce the risk of investment in equity securities by hedging a portion of their equity portfolios through the use of stock index futures contracts. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Diversified Bond, Government Income, Conservative Balanced, Flexible Managed, High Yield Bond, and Global Portfolios may, to the extent permitted by applicable regulations, purchase and sell for hedging purpose futures contracts on interest-bearing securities (such as U.S. Treasury bonds and notes) or interest rate indices (referred to collectively as "interest rate futures contracts").

The Conservative Balanced, Flexible Managed, Equity Income, Equity, Prudential Jennison, Global, and Natural Resources Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on foreign currencies or groups of foreign currencies for hedging purposes.


When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," will be made on a daily basis as the underlying security, index or rate fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market." The Board of Directors currently intends to limit futures trading so that a portfolio will not enter into futures contracts or related options if the aggregate initial margins and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts and options.

A portfolio's successful use of futures contracts depends upon the investment manager's ability to predict the direction of the relevant market. The correlation between movement in the price of the futures contract and the price of the securities or currencies being hedged is imperfect. The ability of a portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract at any particular time.

OPTIONS ON FUTURES CONTRACTS


To the extent permitted by applicable insurance law and federal regulations, the Conservative Balanced, Flexible Managed, Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global and Natural Resources, Portfolios may enter into certain transactions involving options on stock index futures contracts; the Diversified Bond, Government Income, Conservative Balanced, Flexible Managed High Yield Bond and Global Portfolios may enter into certain transactions involving options on interest rate futures contracts; and the Conservative Balanced, Flexible Managed, Equity Income, Equity, Prudential Jennison, Global and Natural Resources Portfolios may enter into certain transactions involving options on foreign currency futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Stock Index and Small Capitalization Stock Portfolios intend to utilize options on stock index futures contracts by constructing "put/call" combinations that are economically comparable to a long stock index futures position, as described in the statement of additional information. The other portfolios intend to utilize options on futures contracts for the same purposes that they use the underlying futures contracts.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS


The Diversified Bond, Government Income and High Yield Bond Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, may use reverse repurchase agreements and dollar rolls. The Money Market Portfolio and the money market portion of any portfolio may use reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a portfolio with an agreement by the portfolio to repurchase the same securities at an agreed upon price and date. During the reverse repurchase period, the portfolio often continues to receive principal and interest payments on the sold securities. The terms of each agreement reflect a rate of interest for use of the funds for the period, and thus these agreements have


                                30 - Series Fund
the characteristics of borrowing by the portfolio. Dollar rolls involve sales by a portfolio of securities for delivery in the current month with a simultaneous contract to repurchase substantially similar securities (same type and coupon) from the same party at an agreed upon price and date. During the roll period, the portfolio forgoes principal and interest paid on the securities. A portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the portfolio may decline below the price of the securities the portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the portfolio's obligation to repurchase the securities. The Diversified Bond, Government Income and High Yield Bond Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, will not obligate more than 30% of their net assets in connection with reverse repurchase agreements and dollar rolls. No other portfolio will obligate more than 10% of its net assets in connection with reverse repurchase agreements.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


From time to time, in the ordinary course of business, the Diversified Bond, Government Income, Conservative Balanced, Flexible Managed, High Yield Bond, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global and Natural Resources Portfolios may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. Each of these portfolios will limit such purchases to those in which the date for delivery and payment falls within 120 days of the date of the commitment. A portfolio will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. A portfolio's custodian will maintain, in a separate account, cash, U.S. Government securities or other high grade debt obligations having a value equal to or greater than such commitments. If a portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.


In addition, the Money Market Portfolio and short-term portions of the other portfolios may purchase money market securities on when-issued or delayed delivery basis on the terms set forth in the Appendix to this prospectus.

SHORT SALES


The Diversified Bond, Government Income, Conservative Balanced, Flexible Managed and High Yield Bond Portfolios may sell securities they do not own in anticipation of a decline in the market value of those securities ("short sales"). To complete such a transaction, the portfolio will borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security the portfolio may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the portfolio replaces the borrowed security, it will (a) maintain in a segregated account cash or U.S. Government securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position.


The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 25% of any portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales.

SHORT SALES AGAINST THE BOX

All portfolios (other than the Money Market and Zero Coupon Bond Portfolios) may make short sales of securities or maintain a short position, provided that at all times when a short position is open the portfolio owns an equal

                                31 - Series Fund
amount of such securities or securities convertible into or exchangeable, with or without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a "short sale against the box"); provided, that if further consideration is required in connection with the conversion or exchange, cash or U.S. Government securities in an amount equal to such consideration must be put in a segregated account.

INTEREST RATE SWAPS


The Diversified Bond, Government Income and High Yield Bond Portfolios and the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may use interest rate swaps to increase or decrease a portfolio's exposure to long- or short-term interest rates. No portfolio currently intends to invest more than 5% of its net assets at any one time in interest rate swaps. For more information, see the statement of additional information.


LOANS OF PORTFOLIO SECURITIES

All of the portfolios except the Money Market Portfolio may from time to time lend the securities they hold to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the portfolio will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The portfolio will not have the right to vote securities on loan, but would terminate the loan and retain the right to vote if that were considered important with respect to the investment.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

No portfolio will lend securities to broker-dealers affiliated with The Prudential, including Prudential Securities Incorporated. This will not affect a portfolio's ability to maximize its securities lending opportunities.

                       INVESTMENT RESTRICTIONS APPLICABLE
                                TO THE PORTFOLIOS

The Series Fund is subject to certain investment restrictions which are fundamental to the operations of the Series Fund and may not be changed except with the approval of a majority vote (as defined under INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS on page 10) of the persons participating in the affected portfolio.

The investments of the various portfolios are generally subject to certain additional restrictions under state laws. In the event of future amendments to the applicable statutes, each portfolio will comply, without the approval of the shareholders, with the statutory requirements as so modified.

For a detailed discussion of investment restrictions applicable to the Series Fund, see INVESTMENT RESTRICTIONS in the statement of additional information.

                       INVESTMENT MANAGEMENT ARRANGEMENTS
                                  AND EXPENSES

The Series Fund has entered into an Investment Advisory Agreement with The Prudential under which The Prudential will, subject to the direction of the Board of Directors of the Series Fund, be responsible for the management of the Series Fund, and provide investment advice and related services to each portfolio. The directors, in addition to reviewing the actions of the Series Fund's investment advisor, decide upon matters of general policy. The Series Fund's officers conduct and supervise the daily business operations of the Series Fund.

The Prudential, founded in 1875 under the laws of New Jersey, is subject to regulation by the Department of Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. The Prudential is registered both as a broker-dealer under the Securities Exchange Act of 1934 and as an investment advisor under the Investment Advisers Act of 1940. The Prudential's principal business address is Prudential Plaza, Newark, New Jersey 07102-3777.

                                32 - Series Fund

The Prudential manages the assets that it owns as well as those of various separate accounts established by The Prudential and those held by other investment companies for which it acts as investment advisor. Total assets under management as of December 31, 1995 were approximately $xxx billion which includes approximately $xxx billion owned by The Prudential and approximately $xx billion of external assets under The Prudential's management.

Subject to The Prudential's supervision, substantially all of the investment advisory services provided to the Series Fund by The Prudential are furnished, with respect to fourteen of the Series Fund's fifteen portfolios, by its wholly-owned subsidiary PIC, pursuant to the Service Agreement between The Prudential and PIC. The Agreement provides that a portion of the fee received by The Prudential for providing investment advisory services will be paid to PIC. The Conservative Balanced and Flexible Managed Portfolios are managed by PIC, using a team of portfolio managers under the supervision of Theresa Hamacher and Mark Stumpp, Managing Directors, PIC. Investment advisory services with respect to the Prudential Jennison Portfolio provided by The Prudential are furnished by another wholly-owned subsidiary, Jennison Associates Capital Corp. ("Jennison"), pursuant to an Investment Subadvisory Agreement between The Prudential and Jennison. That Agreement provides that a portion of the fee received by The Prudential for providing investment advisory services to the Prudential Jennison Portfolio will be paid to Jennison. PIC and Jennison are both registered as investment advisors under the Investment Advisers Act of 1940.


Under the Investment Advisory Agreement, The Prudential receives an investment management fee as compensation for its services to the Series Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual portfolio.


The investment management fee for the Stock Index Portfolio is equal to an annual rate of 0.35% of the average daily net assets of the portfolio. For the Money Market, Diversified Bond, Government Income, Equity Income, Zero Coupon Bond, and Small Capitalization Stock Portfolios that fee is equal to an annual rate of 0.4% of the average daily net assets of each of the portfolios. For the Equity and Natural Resources Portfolios, the fee is equal to an annual rate of 0.45% of the average daily net assets of each of the portfolios. The fee for the Conservative Balanced and the High Yield Bond Portfolios is equal to an annual rate of 0.55% of the average daily net assets of each of the portfolios. For the Flexible Managed and Prudential Jennison Portfolios, the fee is equal to an annual rate of 0.6% of the average daily net assets of the portfolio. The fee for the Global Portfolio is equal to an annual rate of 0.75% of the average daily net assets of the portfolio.

For the year ended December 31, 1995, the Series Fund's total expenses were 0.xx% of the average net assets of the Series Fund's portfolios. The investment management fee for that period constituted 0.xx% of the average net assets. For further information about the expenses of the Series Fund, see INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES in the statement of additional information.


                        PURCHASE AND REDEMPTION OF SHARES

Shares in the Series Fund are currently offered continuously, without sales charge, at prices equal to the respective net asset values of the portfolios, only to the Accounts to fund benefits payable under the Contracts. The Series Fund may at some later date also offer its shares to other separate accounts of The Prudential or other insurers. Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of The Prudential, acts as the principal underwriter of the Series Fund. Prusec's principal business address is 1111 Durham Avenue, South Plainfield, New Jersey 07080.

The Series Fund is required to redeem all full and fractional shares of the Series Fund for cash within 7 days of receipt of proper notice of redemption. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission or when such exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a portfolio's securities or determination of the net asset value of each portfolio is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each portfolio.

                        DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of each portfolio is determined once daily, as of 4:15 p.m. New York City time (12:00 noon New York City time in the case of the Money Market Portfolio) on each day during which the NYSE is open for business. The NYSE is open for business Monday through Friday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,

                                33 - Series Fund

Labor Day, Thanksgiving Day, and Christmas Day. In the event the New York Stock Exchange closes early on any business day, the net asset value of each portfolio shall be determined at a time between such closing and 4:15 p.m. New York City time. The net asset value per share of each portfolio except the Money Market Portfolio is computed by adding the sum of the value of the securities held by that portfolio plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that portfolio at such time. Expenses, including the investment management fee payable to The Prudential, are accrued daily.

In determining the net asset value of the Diversified Bond, Government Income and High Yield Bond Portfolios, securities (other than debt obligations with remaining maturities of less than 60 days, which are valued at amortized cost) will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at securities valuations.


The net asset value of shares of the Money Market Portfolio will normally remain at $10 per share, because the net investment income of this portfolio (including realized and unrealized gains and losses on portfolio holdings) will be declared as a dividend each time the portfolio's net income is determined, see DIVIDENDS, DISTRIBUTIONS, AND TAXES, page 35. If in the view of the Board of Directors of the Series Fund it is inadvisable to continue to maintain the net asset value of the Money Market Portfolio at $10 per share, the Board reserves the right to alter the procedure. The Series Fund will notify shareholders of any such alteration.


All short-term debt obligations in the Money Market Portfolio of 397 days' maturity or less are valued on an amortized cost basis. This means that each obligation will be valued initially at its purchase price and thereafter by amortizing any discount or premium uniformly to maturity, regardless of the impact of fluctuating interest rates on the market value of the obligation. This highly practical method of valuation is in widespread use and almost always results in a value that is extremely close to the actual market value. In order to continue to utilize the amortized cost method of valuation, the Money Market Portfolio may not purchase any security with a remaining maturity of more than 397 days and must maintain a dollar-weighted average of portfolio maturity of 90 days or less. In the event of sizeable changes in interest rates, however, the value determined by this method may be higher or lower than the price that would be received if the obligation were sold. The Board of Directors has established procedures to determine whether, on these occasions, if any should occur, the deviation might be enough to affect the value of shares in the portfolio by more than 1/2 of one percent, and, if it does, an appropriate adjustment will be made in the value of the obligations. The portfolio may only be invested in securities of high quality as described in detail in the Appendix to this prospectus.

The net asset value of the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global and Natural Resources Portfolios will be determined in the following manner. Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. New York City time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) and Government bonds held by the Equity Income and Natural Resources Portfolios are valued on the same basis as securities in the Diversified Bond and High Yield Bond Portfolios, as described above. Short-term debt instruments which mature in less than 60 days are valued at amortized cost. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents.


Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities, and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The value of any such securities is determined as of such times for purposes of computing a portfolio's net asset value. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. If an extraordinary event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith by the applicable portfolio manager under procedures established by and under the general supervision of the Series Fund's Board of Directors.


In determining the net asset value of each of the Balanced Portfolios, the method of valuation of a security depends on the type of investment involved. Intermediate or long-term fixed income securities are valued in the same way as such securities in the Diversified Bond Portfolio, and common stocks and convertible debt securities are valued in the same way as such securities are valued in the Equity Portfolio. Short-term debt obligations with a maturity of 12 months or less are valued on an amortized cost basis in accordance with an order obtained from the Securities and Exchange Commission. Each Balanced Portfolio must maintain a dollar-weighted average maturity for its short-term debt obligations of 120 days or less. As discussed above in connection with the Money Market Portfolio, the values determined by the amortized cost method may deviate from market value under certain


                                34 - Series Fund
circumstances. The Board of Directors has established procedures to monitor whether any material deviation occurs and, if so, will promptly consider what action, if any, should be initiated to prevent unfair results to Contract owners. The short-term portion of these portfolios may be invested only in high quality instruments, as described in the Appendix to this prospectus.

In determining the net asset value of shares of Zero Coupon Bond Portfolios 2000 and 2005, securities (other than debt obligations with maturities of less than 60 days, which are valued at amortized cost) will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at securities valuations.


With respect to all the portfolios which utilize such investments, options on stock and stock indices traded on national securities exchanges are valued at the average of the bid and asked prices as of the close of the respective exchange (which is currently 4:10 p.m. New York City time). Futures contracts and options thereon are valued at the last sale price at the close of the applicable commodities exchanges or board of trade (which is currently 4:15 p.m. New York City time) or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade.


Securities or assets for which market quotations are not readily available will be valued at fair value as determined by The Prudential under the direction of the Board of Directors of the Series Fund.

At the beginning of each week, after the net asset value of each Zero Coupon Bond Portfolio has been determined, The Prudential will calculate the compounded annual yield that would result if all securities in the portfolio were held until the liquidation date or until their maturity dates, if earlier (with the proceeds reinvested until the liquidation date). This is the predicted yield for that date. It can also be expressed as the amount to which a premium payment of $10,000 is predicted to grow by the portfolio's liquidation date. The Prudential will furnish both of these numbers on request. Unless there is a significant change in the general level of interest rates -- in which case a recalculation will be made -- the predicted yield is not likely to vary materially over the course of each week.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Series Fund intends to continue to qualify as a regulated investment company under certain provisions of the Internal Revenue Code (the "Code"). Under such provisions, the Series Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to the Accounts. The Series Fund intends to meet the requirements for treatment as a regulated investment company both on a portfolio-by-portfolio basis and for the Series Fund as a whole. The Series Fund's compliance with those requirements may prevent a portfolio from utilizing options and futures contracts as much as the portfolio manager might otherwise believe to be desirable.

The Series Fund intends to distribute as dividends substantially all the net investment income, if any, of each portfolio. For dividend purposes, net investment income of each portfolio, other than the Money Market Portfolio and the Zero Coupon Bond Portfolios, will consist of all payments of dividends (other than stock dividends) or interest received by such portfolio less the estimated expenses of such portfolio (including fees payable to the Investment Manager). Net investment income of the Money Market Portfolio consists of: (i) interest accrued and/or discount earned (including both original issue and market discount); (ii) plus or minus all realized and unrealized gains and losses; (iii) less the expenses of the portfolio (including the fees payable to the Investment Manager). The Internal Revenue Service has ruled that the owner of a zero coupon bond, for federal income tax purposes, realizes taxable interest each year equal to a portion of the difference between the face value of the zero coupon bond and its purchase price. For dividend purposes, the net investment income of each Zero Coupon Bond Portfolio will be equal to the sum of such taxable interest realized by such portfolio and the interest upon the interest-bearing securities less the estimated expenses of the portfolio. Therefore, each portfolio may be required to distribute more cash than it actually has received. Each portfolio will raise the cash necessary to make such distributions by selling securities or from interest income. This may require the portfolio to sell securities when it would not do so for investment reasons, and may cause the portfolio to realize additional gains. The Contract owner is not subject to federal or state income taxes on distributions from the Series Fund portfolios to the corresponding subaccounts.

Dividends on the Money Market Portfolio will be declared and reinvested daily in additional full and fractional shares of the portfolio. Shares will begin accruing dividends on the day following the date on which they are issued. Dividends from investment income of the other portfolios will normally be declared and reinvested in additional full and fractional shares quarter-annually.

                                35 - Series Fund

The Series Fund will also declare and distribute annually all net realized capital gains of the Series Fund-other than short-term gains of the Money Market Portfolio, which are declared as dividends daily.

The Code generally imposes a 4% excise tax on a portion of the undistributed income of a regulated investment company if that company fails to distribute required percentages of its ordinary income and capital gain net income. The Series Fund intends to employ practices that will eliminate or minimize the imposition of this excise tax.

In addition, Section 817(h) of the Code requires that assets underlying variable life insurance and variable annuity contracts must meet certain diversification requirements if the contracts are to qualify as life insurance and annuity contracts. The diversification requirements ordinarily must be met within 1 year after Contract owner funds are first allocated to the particular portfolio, and within 30 days after the end of each calendar quarter thereafter. In order to meet the diversification requirements set forth in Treasury Regulations issued pursuant to Section 817(h), each portfolio must meet one of two alternative tests. Under the first test, no more than 55% of the portfolio's assets can be invested in any one investment; no more than 70% of the assets can be invested in any two investments; no more than 80% of the assets can be invested in any three investments; and no more than 90% can be invested in any four investments. Under the second test, the portfolio must meet the tax law diversification requirements for a regulated investment company and no more than 55% of the value of the portfolio's assets can be invested in cash, cash items, Government securities, and securities of other regulated investment companies. A third test is available for portfolios that underlie only variable life insurance contracts, such as the Zero Coupon Bond Portfolios. Under this test, such portfolios can be invested without limit in Treasury securities and, where the portfolio is invested in part in Treasury securities, the percentages of the first test are revised and applied to the portion of the portfolio not invested in Treasury securities.

For purposes of determining whether a variable account is adequately diversified, each United States Government agency or instrumentality is treated as a separate issuer for purposes of determining whether a variable account is adequately diversified. The Series Fund's compliance with the diversification requirements will generally limit the amount of assets that may be invested in federally insured certificates of deposit and all types of securities issued or guaranteed by each United States Government agency or instrumentality.

The Global Portfolio may be required to pay withholding or other taxes to foreign governments. If so, the taxes will reduce the portfolio's dividends. Foreign tax withholding from dividends and interest (if any) is typically set at a rate between 10% and 15%. While Contract owners will thus bear the cost of foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the portfolio.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative actions.

                  OTHER INFORMATION CONCERNING THE SERIES FUND

INCORPORATION AND AUTHORIZED STOCK


The Series Fund was incorporated under Maryland law on November 15, 1982. The authorized Capital Stock of the Series Fund consists of 2 billion shares, par value $0.01 per share. The shares of Capital Stock are divided into fifteen classes: Money Market Portfolio Capital Stock (225 million shares), Diversified Bond Portfolio Capital Stock (200 million shares), Government Income Portfolio Capital Stock (100 million shares), Zero Coupon Bond Portfolio 2000 Capital Stock (25 million shares), Zero Coupon Bond Portfolio 2005 Capital Stock (50 million shares), Conservative Balanced Portfolio Capital Stock (300 million shares), Flexible Managed Portfolio Capital Stock (300 million shares), High Yield Bond Portfolio Capital Stock (100 million shares), Stock Index Portfolio Capital Stock (100 million shares), Equity Income Portfolio Capital Stock (100 million shares), Common Stock Portfolio Capital Stock (200 million shares), Prudential Jennison Portfolio Capital Stock (50 million shares), Small Capitalization Stock Portfolio Capital Stock (50 million shares), Global Portfolio Capital Stock (100 million shares), Natural Resources Portfolio Capital Stock (100 million shares). The shares of each portfolio, when issued, will be fully paid and non-assessable, will have no conversion, exchange or similar rights, and will be freely transferable.


Each share of stock will have a pro rata interest in the assets of the portfolio to which the stock of that class relates and will have no interest in the assets of any other portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under PURCHASE AND REDEMPTION OF SHARES, page 33.


The Prudential provided the initial capital for the Series Fund by purchasing $5,000,000 worth of shares of each of the Money Market and Diversified Bond Portfolios, $300,000 worth of shares of the Equity Portfolio, $2,500,000 worth of shares of the Conservative Balanced Portfolio, and $3,000,000 worth of shares of the Flexible Managed Portfolio. In addition, The Prudential has since purchased $20,000,000 worth of shares of the High Yield Bond Portfolio; $25,000,000 worth of shares of the Stock Index and Global Portfolios; $5,000,000 worth of shares of each of the Zero Coupon Bond, Equity Income, and Natural Resources Portfolios; $10,000,000


                                36 - Series Fund
worth of shares of the Government Income Portfolio; $10,000,000 worth of shares of the Prudential Jennison Portfolio; and $10,000,000 worth of shares of the Small Capitalization Stock Portfolio. Such shares were acquired to enable the portfolios to avoid an unrealistically poor investment performance that might otherwise result because the amounts available for investment were too small. These shares were acquired for investment and can be disposed of only by redemption. They will not be redeemed by The Prudential until the other assets of the portfolios are large enough so that redemption will not have an adverse effect upon investment performance. From the inception of the respective portfolios through December 31, 1995, The Prudential has redeemed a total of $5,062,001 worth of shares from the Money Market Portfolio, $7,752,850 worth of shares from the Diversified Bond Portfolio, $11,056,195 worth of shares from the Government Income Portfolio, $8,805,910 worth of shares from the Zero Coupon Bond 1990 Portfolio, $X,XXX,XXX worth of shares of the Zero Coupon Bond Portfolio 1995, $7,050,071 worth of shares from the Zero Coupon Bond Portfolio 2005, $3,825,023 worth of shares from the Conservative Balanced Portfolio, $4,645,305 worth of shares from the Flexible Managed Portfolio, $21,444,384 worth of shares from the High Yield Bond Portfolio, $31,019,279 worth of shares from the Stock Index Portfolio, $6,346,935 worth of shares from the Equity Income Portfolio, $304,065 worth of shares from the Equity Portfolio, and $6,341,486 worth of shares from the Natural Resources Portfolio (these amounts reflect total redemption of the shares purchased by The Prudential). In addition, The Prudential has redeemed $x,xxx,xxx worth of shares from the Zero Coupon Bond Portfolio 2000, and $xx,xxx,xxx worth of shares from the Global Portfolio (these amounts reflect partial redemption of the shares purchased by The Prudential). The Prudential will vote its shares in the same manner and in the same proportion as the shares held in the Accounts, which generally are voted in accordance with instructions of Contract owners.


VOTING RIGHTS

The voting rights of Contract owners, and limitations on those rights, are explained in the accompanying prospectus for the Contracts. The Prudential and certain other insurers with separate accounts which invest in the Series Fund, as the owners of the assets in the Accounts, vote all of the shares of the Series Fund, but they will generally do so in accordance with the instructions of Contract owners pursuant to the current SEC requirements and staff interpretations regarding pass-through voting. Under certain circumstances, however, the Companies may disregard voting instructions received from Contract owners. The Series Fund does not hold annual meetings of shareholders in any year in which it is not required to do so either under Maryland law or the Investment Company Act of 1940. For additional information describing how the Companies will vote the shares of the Series Fund, see VOTING RIGHTS in the accompanying prospectus for the Contracts.

MONITORING FOR POSSIBLE CONFLICT

As stated above, Series Fund shares will be sold to separate accounts of The Prudential and certain other insurers to fund both variable life insurance and variable annuity contracts. The Board of Directors of the Series Fund intends to monitor events for the existence of any material conflict between the interests of variable life insurance and variable annuity contract owners. The Companies have agreed to be responsible for reporting any potential or existing conflicts to the Board of Directors. Moreover, the Companies have agreed to be responsible, at their cost, to remedy any material irreconcilable conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable life insurance and variable annuity contracts.

PERIODIC REPORTS

The Series Fund will send each shareholder, at least annually, statements showing as of a specified date the number of shares in each portfolio credited to the shareholder. The Series Fund will also send Contract owners annual and semi-annual reports showing the financial condition of the portfolios and the investments held in each. The annual report may take the form of an updated copy of this prospectus and its accompanying statement of additional information.

PORTFOLIO BROKERAGE AND RELATED PRACTICES


The Prudential is responsible for decisions to buy and sell securities for the portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the portfolio. The Money Market, Diversified Bond, High Yield Bond, Government Income, and Zero Coupon Bond Portfolios, on the other hand, will not normally incur any brokerage commissions. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.


                                37 - Series Fund

An affiliated broker may be employed to execute brokerage transactions on behalf of the portfolios, as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Series Fund may not engage in any transactions in which The Prudential or its affiliates, including Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal. Additional information about portfolio brokerage and related transactions is included in the statement of additional information.

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

Chemical Bank, 4 New York Plaza, New York, NY 10004 is the custodian of the assets held by all the portfolios, except the Global Portfolio, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities held by these portfolios. Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, MA 02109, is the custodian of the assets of the Global Portfolio. Brown Brothers employs subcustodians, who were approved by the directors of the Series Fund in accordance with regulations of the Securities and Exchange Commission, for the purpose of providing custodial service for the Global Portfolio's foreign assets held outside the United States. Morgan Guaranty Trust Company, 60 Wall Street, New York, NY 10260 is the custodian of the assets held in connection with repurchase agreements entered into by the portfolios and is authorized to use the facilities of the book-entry system of the Federal Reserve Bank. The directors of the Series Fund monitor the activities of the custodians and the subcustodians.

The Prudential is the transfer agent and dividend disbursing agent for the Series Fund. The Prudential's principal business address is Prudential Plaza, Newark, New Jersey 07102-3777.

ADDITIONAL INFORMATION

This prospectus and the statement of additional Information referred to on the cover page do not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

For further information, shareholders may also contact the Series Fund's office, the address and phone number of which are set forth on the cover of this prospectus.

                                38 - Series Fund

                                                                        APPENDIX

                 SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO
                              MAY CURRENTLY INVEST

The Money Market Portfolio, and the other portfolios to the extent their investment policies so provide, may invest in the following liquid, short-term, debt securities regularly bought and sold by financial institutions:

1. U.S. Treasury Bills and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees or to the backing solely of the issuing instrumentality itself. Securities which are not backed by the full faith and credit of the United States include but are not limited to obligations of the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the United States Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, the obligations of which may only be satisfied by the individual credit of the issuing agency. Obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank are examples of securities that are backed by the full faith and credit of the United States.

2. Obligations (including certificates of deposit, bankers' acceptances, and time deposits) of domestic banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign offices of foreign banks provided that such bank has, at the time of the portfolio's investment, total assets of at least $1 billion or the equivalent. Obligations of any savings and loan association or savings bank organized under the laws of the United States or any state thereof, provided that such association or savings bank has, at the time of the portfolio's investment, total assets of at least $1 billion. The term "certificates of deposit" includes both Eurodollar certificates of deposit, which are traded in the over-the-counter market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers, including future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments.

"Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

3. Commercial paper, variable amount demand master notes, bills, notes, and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies, instrumentalities or political subdivisions, denominated in U.S. dollars, and, at the date of investment, rated at least A or A-2 by Standard & Poor's Corporation ("S&P"), A or Prime-2 by Moody's Investors Service ("Moody's") or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's. A description of corporate bond ratings is contained in the Appendix to the statement of additional information. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph 2 above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Series Fund's investment adviser under the supervision of the Series Fund's Board of Directors.

As stated above in paragraphs 2 and 3, the Money Market Portfolio and short-term portions of the other portfolios may contain obligations of foreign branches of domestic banks and domestic branches of foreign banks, as well as commercial paper, bills, notes, and other obligations issued in the United States by foreign issuers, including foreign governments, their agencies, and instrumentalities. This involves certain additional risks. These risks include future political and economic developments in the country of the issuer, the possible imposition of withholding taxes on interest income payable on such obligations held by the Series Fund, the possible seizure or nationalization of foreign deposits, and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of principal and interest on such obligations held by the Series Fund. In addition, there may be less publicly available information about a foreign issuer than about a domestic one, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards, and requirements as domestic issuers. Securities issued by foreign issuers may

                                A1 - Series Fund
be subject to greater fluctuations in price than securities issued by U.S. entities. Finally, in the event of a default with respect to any such foreign debt obligations, it may be more difficult for the Series Fund to obtain or to enforce a judgment against the issuers of such securities.

4. Repurchase Agreements. When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Series Fund will not enter into repurchase agreements unless the agreement is "fully collateralized" (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the "loan" including accrued interest). The Series Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. The Series Fund has adopted standards for the parties with whom it will enter into repurchase agreements which it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Series Fund may incur a loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Series Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Series Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

The Series Fund will not enter into repurchase agreements with The Prudential or its affiliates, including Prudential Securities Incorporated. This will not affect the Series Fund's ability to maximize its opportunities to engage in repurchase agreements.


5. Reverse Repurchase Agreements. The Money Market Portfolio may use reverse repurchase agreements, which are described on page 30 of the prospectus. No portfolio may obligate more than 10% of its net assets in connection with reverse repurchase agreements, except that the Diversified Bond, High Yield Bond, and Government Income Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, may obligate up to 30% of their net assets in connection with reverse repurchase agreements and dollar rolls.


6. When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Money Market Portfolio may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the portfolio until delivery and payment take place. At the time the portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such securities in determining its net asset value. The portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Series Fund's custodian bank will maintain in a separate account securities of the portfolio having a value equal to or greater than such commitments. On delivery dates for such transactions, the portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the portfolio chooses to dispose of the right to acquire a when issued security prior to its acquisition, it could, as with the disposition of any other obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the portfolio's net assets would be so committed.

The Board of Directors of the Series Fund has adopted policies for the Money Market Portfolio to conform to amendments of an SEC rule applicable to money market funds, like the portfolio. These policies do not apply to any other portfolio. The policies are as follows: (1) The portfolio will not invest more than 5% of its assets in the securities of any one issuer (except U.S. Government securities); however, the portfolio may exceed the 5% limit with respect to a single security rated in the highest rating category for up to three business days after the purchase thereof; (2) To be eligible for investment, a security must be a United States dollar-denominated instrument that the Series Fund's Board has determined to present minimal credit risks and must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the security or issue, or if only one NRSRO has assigned a rating, that NRSRO. An unrated security must be deemed to be of comparable quality as determined by the Series Fund's Board. In other words, the portfolio will invest in only first tier or second tier securities. First tier securities are securities which are rated by at least two NRSROs, or by the only NRSRO that has rated the security, in the highest short-term rating category, or unrated securities of comparable quality as determined by the Series Fund's Board.

                                A2 - Series Fund

Second tier securities are eligible securities that are not first tier securities; (3) The portfolio will not invest more than 5% of its total assets in second tier securities; (4) The portfolio may not invest more than 1% of its assets in second tier securities of any one issuer; (5) In the event a first tier security held by the portfolio is downgraded and becomes a second tier security, or in the case of an unrated security the Series Fund's Board determines it is no longer of comparable quality to a first tier security, or in the event The Prudential becomes aware that a NRSRO has rated a second tier security or an unrated portfolio security below its second highest rating, the Board will reassess promptly whether the security presents minimal credit risks and shall cause the portfolio to take such action as the Board determines is in the best interests of the portfolio and its shareholders; (6) In the event of a default or because of a rating downgrade a security held in the portfolio is no longer an eligible investment, the portfolio will sell the security as soon as practicable unless the Series Fund's Board makes a specific finding that such action would not be in the best interest of the portfolio; and (7) The portfolio's dollar-weighted average maturity will be no more than 90 days. The Series Fund's Board of Directors has adopted written procedures delegating to the investment advisor under certain guidelines the responsibility to make several of the above-described determinations, including certain credit quality determinations.

                                A3 - Series Fund

PROSPECTUS


May 1, 1996


THE PRUDENTIAL

SERIES FUND, INC.

THIS PROSPECTUS IS FOR USE ONLY WITH THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24, AS IT DESCRIBES ONLY THE PORTFOLIOS AVAILABLE FOR INVESTMENT THROUGH THAT ACCOUNT. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE CURRENT PROSPECTUS FOR THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24.


The Prudential Series Fund, Inc. (the "Series Fund") is a diversified, open-end management investment company (commonly known as a "mutual fund") that is intended to provide a range of investment alternatives through its fifteen separate portfolios, each of which is, for investment purposes, in effect a separate fund. Seven of the Series Fund's Portfolios are currently available for investment by Participants in Prudential's MEDLEY(sm) Program through corresponding subaccounts of The Prudential Variable Contract Account-24. The Portfolios are: the Diversified Bond Portfolio, the Government Income Portfolio, the Conservative Balanced Portfolio, the Flexible Managed Portfolio, the Stock Index Portfolio, the Equity Portfolio, and the Global Portfolio. A separate class of capital stock is issued for each portfolio. Shares of the Series Fund are currently sold only to separate accounts (the "Accounts") of The Prudential Insurance Company of America ("The Prudential") and certain other insurers to fund the benefits under variable life insurance and variable annuity contracts (the "Contracts") issued by those Companies. The Accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The Accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.


           ----------------------------------------------------------

THE INVESTMENT OBJECTIVES OF THE SEVEN PORTFOLIOS CAN BE FOUND ON THE NEXT PAGE.

           ----------------------------------------------------------


Information contained in this prospectus should be read carefully by a prospective investor before an investment is made. Additional information about the Series Fund has been filed with the Securities and Exchange Commission in a statement of additional information, dated May 1, 1996, which information is incorporated herein by reference and is available without charge upon written request to The Prudential Insurance Company of America, c/o Prudential Defined Contribution Services, 30 Scranton Office Park, Moosic, Pennsylvania 18507-1789, or by telephoning 1 (800) 458-6333.


           ----------------------------------------------------------


PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        The Prudential Series Fund, Inc.
                                Prudential Plaza
                          Newark, New Jersey 07102-3777
                            Telephone: (800) 445-4571


PSF-1A Ed 5-96

             INVESTMENT OBJECTIVES OF THE PORTFOLIOS ARE AS FOLLOWS:

FIXED INCOME PORTFOLIOS


Diversified Bond Portfolio (formerly the Bond Portfolio). A high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities that provide attractive yields but do not involve substantial risk of loss of capital through default.

Government Income Portfolio (formerly the Government Securities Portfolio). Achievement of a high level of income over the longer term consistent with the preservation of capital through investment primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government. At least 65% of the total assets of the portfolio will be invested in U.S. Government securities.


BALANCED PORTFOLIOS


Conservative Balanced Portfolio (formerly the Conservatively Managed Flexible Portfolio). Achievement of a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

Flexible  Managed   Portfolio   (formerly  the  Aggressively   Managed  Flexible
Portfolio). Achievement of a high total return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.


DIVERSIFIED STOCK  PORTFOLIOS

Stock Index Portfolio. Achievement of investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate by following a policy of attempting to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.


Equity Portfolio (formerly the Common Stock Portfolio). Capital appreciation through investment primarily in common stocks of companies, including major established corporations as well as smaller capitalization companies, that appear to offer attractive prospects of price appreciation that is superior to broadly-based stock indices. Current income, if any, is incidental.

Global Portfolio (formerly the Global Equity Portfolio). Long-term growth of capital through investment primarily in common stock and common stock equivalents of foreign and domestic issuers. Current income, if any, is incidental.


There can be no assurance that the objectives of any portfolio will be realized. See INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS, page 5. The Series Fund may in the future establish other portfolios with different investment objectives.


                                                            CONTENTS

                                                                                                                            Page

FINANCIAL HIGHLIGHTS...........................................................................................................1

THE SERIES FUND................................................................................................................5

THE ACCOUNTS AND THE CONTRACTS.................................................................................................5

INVESTMENT MANAGER.............................................................................................................5


INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS...........................................................................5
         Fixed Income Portfolios...............................................................................................6
         Diversified Bond Portfolio............................................................................................6
         Government Income Portfolio...........................................................................................6
         Balanced Portfolios...................................................................................................9
         Conservative Balanced Portfolio.......................................................................................9
         Flexible Managed Portfolio...........................................................................................10
         Diversified Stock Portfolios.........................................................................................11
         Stock Index Portfolio................................................................................................11
         Equity Portfolio.....................................................................................................12
         Global Portfolio.....................................................................................................13
         Convertible Securities...............................................................................................14
         Foreign Securities...................................................................................................14
         Options on Equity Securities.........................................................................................15
         Options on Debt Securities...........................................................................................16
         Options on Stock Indices.............................................................................................17
         Options on Foreign Currencies........................................................................................17
         Futures Contracts....................................................................................................18
         Options on Futures Contracts.........................................................................................18
         Reverse Repurchase Agreements and Dollar Rolls.......................................................................19
         When-Issued and Delayed Delivery Securities..........................................................................19
         Short Sales..........................................................................................................19
         Short Sales Against the Box..........................................................................................20
         Interest Rate Swaps..................................................................................................20
         Loans of Portfolio Securities........................................................................................20

INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS..........................................................................20

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES...............................................................................21

PURCHASE AND REDEMPTION OF SHARES.............................................................................................21

DETERMINATION OF NET ASSET VALUE..............................................................................................22

DIVIDENDS, DISTRIBUTIONS, AND TAXES...........................................................................................23

OTHER INFORMATION CONCERNING THE SERIES FUND..................................................................................23
         Incorporation and Authorized Stock...................................................................................23
         Voting Rights........................................................................................................24
         Monitoring for Possible Conflict.....................................................................................24
         Periodic Reports.....................................................................................................24
         Portfolio Brokerage and Related Practices............................................................................25
         Custodian, Transfer Agent, and Dividend Disbursing Agent.............................................................25
         Additional Information...............................................................................................25


APPENDIX: SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST.................................................A1

THE PRUDENTIAL SERIES FUND, INC.

                              FINANCIAL HIGHLIGHTS

           (For a share outstanding throughout the periods indicated)

        To be filed by Post-Effective Amendment pursuant to Rule 485(b).

                                    pages 1-4

                                 Series Fund - 1

                                 THE SERIES FUND


The Prudential Series Fund, Inc. (the "Series Fund"), a diversified open-end management investment company, is a Maryland corporation organized on November 15, 1982. On October 31, 1986, the Pruco Life Series Fund, Inc., a diversified open-end management investment company that sold its shares to separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, was merged into the Series Fund. The Prudential Variable Contract Account-24 may currently invest in seven of the Series Fund's Portfolios: the Diversified Bond Portfolio, the Government Income Portfolio, the Conservative Balanced Portfolio, the Flexible Managed Portfolio, the Stock Index Portfolio, the Equity Portfolio, and the Global Portfolio. Each portfolio is, for investment purposes, in effect a separate investment fund, and a separate class of capital stock is issued for each portfolio. In other respects the Series Fund is treated as one entity. Each share of capital stock issued with respect to a portfolio has a pro-rata interest in the assets of that portfolio and has no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Series Fund. The Series Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Series Fund's management or its investment policies or practices.


                         THE ACCOUNTS AND THE CONTRACTS

Shares in the Series Fund are currently sold only to separate accounts of The Prudential Insurance Company of America ("The Prudential") and certain other insurers to fund benefits under variable life insurance and variable annuity contracts issued by those Companies. All the separate accounts are referred to as the "Accounts", and all the contracts are referred to as the "Contracts". Each Contract owner or Participant allocates the net premiums and the assets relating to the Contract, within the limitations described in the Contracts, among the subaccounts of the Accounts which in turn invest in the corresponding portfolios of the Series Fund. The attached prospectus for the Contracts describes the particular type of Contract selected and the relationship between changes in the value of shares of each portfolio and changes in the benefits payable under the Contracts. The rights of the Accounts as shareholders should be distinguished from the rights of a Contract owner or Participant which are described in the Contracts. The terms "shareholder" or "shareholders" in this prospectus refer to the Accounts.

                               INVESTMENT MANAGER

The Prudential is the investment advisor of the Series Fund. The Prudential's principal business address is Prudential Plaza, Newark, New Jersey 07102-3777.

The Prudential has entered into a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under an Investment Advisory Agreement with the Series Fund. See INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES, page 21.

The Prudential will continue to have responsibility for all investment advisory services under its Investment Advisory Agreement with respect to the Series Fund.

                       INVESTMENT OBJECTIVES AND POLICIES
                                OF THE PORTFOLIOS

Each portfolio of the Series Fund has a different investment objective which it pursues through separate investment policies as described below. Since each portfolio has a different investment objective, each can be expected to have different investment results and incur different market and financial risks. The Series Fund may in the future establish other portfolios with different investment objectives.

The investment objectives of each portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio affected (which for this purpose and under the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares). The policies by which a portfolio seeks to achieve its investment objectives, however, are not fundamental. They may be changed by the Board of Directors of the Series Fund without the approval of the shareholders.


The portfolio turnover rate of the portfolios that were available for investment as of December 31, 1995 can be found in the FINANCIAL HIGHLIGHTS table on pages 1 through 4. The portfolio turnover rate is, generally, the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the portfolio,


                                 5 - Series Fund
in each case excluding securities with maturities of 1 year or less. Generally, the higher the portfolio turnover rate, the greater the brokerage costs incurred by a portfolio.

The following paragraphs describe the investment objectives and policies of each portfolio available for investment by Participants in Prudential's MEDLEY Program through corresponding subaccounts of The Prudential Variable Contract Account-24. There is no guarantee that any of these objectives will be met.

Fixed Income Portfolios


Diversified Bond Portfolio. The objective of this portfolio is to achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities that provide attractive yields but do not involve substantial risk of loss of capital through default.

The portfolio seeks to achieve this objective by following the policies of purchasing primarily debt securities of investment grade or, if not rated, of comparable quality in the opinion of the portfolio manager and of investing from time to time a portion of its assets in short-term debt obligations of the kind held in the Money Market Portfolio as described in the Appendix to this prospectus. Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the proportions of intermediate or longer-term securities and short-term debt obligations held in the portfolio will vary to reflect The Prudential's assessment of prospective changes in interest rates, so that the portfolio may benefit from relative price appreciation when interest rates decline and suffer lesser declines in value when interest rates rise. The success of this strategy will depend on The Prudential's ability to forecast changes in interest rates, and there is a corresponding risk that the value of the securities held in the portfolio will decline.


At least 80% of the portfolio's holdings (including short-term debt obligations) will generally consist of debt securities that at the time of purchase have a rating within the four highest grades determined by Moody's Investor Services, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or a similar nationally-recognized rating service. The portfolio may retain a security whose rating has dropped below the four highest grades as determined by a commercial rating service. Without limitation, the portfolio may invest in obligations of the U.S. Government and its agencies and instrumentalities. The Appendix to the statement of additional information defines the ratings that are given to debt securities by Moody's and S&P and describes the standards applied by them in assigning these ratings.

The remaining assets of the portfolio may be invested in, among other things, debt securities that are not rated within the four highest grades or in convertible debt securities and preferred or convertible preferred stocks that are rated within the four highest grades applicable to such securities. On occasion, however, the portfolio may acquire common stock, not through direct investment but by the conversion of convertible debt securities or the exercise of warrants. For additional information regarding warrants, see INVESTMENT
OBJECTIVES AND POLICIES OF THE PORTFOLIOS in the statement of additional information. No more than 10% of the value of the total assets of the portfolio will be held in common stocks, and those will usually be sold as soon as a favorable opportunity is available.

The portfolio may invest up to 20% of its total assets in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. For additional information regarding such securities, see Foreign Securities on page 14.

In addition, the portfolio may: (i) purchase and sell options on debt securities; (ii) purchase and sell interest rate futures contracts and options thereon; (iii) purchase securities on a when-issued or delayed delivery basis;
(iv) use interest rate swaps; and (v) make short sales. These techniques are described on pages 16 through 20, and further information about some of them is included in the statement of additional information.


Barbara Kenworthy, Managing Director, Prudential Mutual Fund Investment Management ("PMFIM"), a division of PIC, has been portfolio manager of the Diversified Bond Portfolio since 1995. Ms. Kenworthy is also portfolio manager of the Prudential Diversified Bond Fund, Inc., the Prudential Government Income Fund, Inc., and the Government Income and Zero Coupon Bond Portfolios 2000 and 2005 of the Series Fund. Prior to 1994, Ms. Kenworthy was a portfolio manager and president of several taxable fixed-income funds for The Dreyfus Corp.

Government Income Portfolio. The objective of this portfolio is to achieve a high level of income over the longer term consistent with the preservation of capital through investment primarily in intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government. At least 65% of the total assets of the portfolio will be invested in U.S. Government securities.


The portfolio seeks to achieve this objective by investing at least 65% of its assets in U.S. Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities, mortgage-related securities issued by U.S. Government instrumentalities or non-governmental corporations, or related collateralized mortgage

                                 6 - Series Fund
obligations. These instruments are described below. The portfolio may invest up to a total of 35% of its assets in the following three categories: (1)
short-term debt obligations of the kind held in the types of money market instruments described in the Appendix to this prospectus; (2) securities of issuers other than the U.S. government and related entities, usually foreign governments, where the principal and interest are substantially guaranteed (generally to the extent of 90% thereof) by U.S. Government agencies whose guarantee is backed by the full faith and credit of the United States and where an assurance of payment on the unguaranteed portion is provided for in a comparable way; (3) Foreign Government Securities including debt securities issued or guaranteed, as to payment of principal and interest, by governments, governmental agencies, supranational entities and other governmental entities denominated in U.S. dollars. A supranational entity is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank; and (4) asset-backed securities rated in either of the top two ratings by Moody's or Standard & Poor's, or if not rated, determined by the portfolio manager to be of comparable quality. A description of corporate bond ratings is contained in the Appendix to the statement of additional information.


U.S. Treasury Securities. U.S. Treasury securities include bills, notes, and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their coupons, the lengths of their maturities, and the dates of their issuances.

Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Obligations issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government include securities that are guaranteed by federal agencies or instrumentalities, and may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration, and the Export-Import Bank are backed by the full faith and credit of the United States. Securities in which the portfolio may invest that are not backed by the full faith and credit of the United States include obligations issued by the Tennessee Valley Authority, The Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. In the case of securities not backed by the full faith and credit of the U.S. Government, the portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitments.

U.S. Government Securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. Government Securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government Securities (like those of fixed income securities, generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long-term U.S. Government Securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government Securities will not affect investment income from those securities, they will affect the portfolio's net asset value. The proportions of intermediate and long-term securities held in the portfolio will vary to reflect The Prudential's assessment of prospective changes in interest rates, so that the portfolio may benefit from relative price appreciation when interest rates decline and suffer lesser declines in value when interest rates rise. The success of this strategy will depend on The Prudential's ability to forecast changes in interest rates, and there is a corresponding risk that the value of the securities held in the portfolio will decline.


Mortgage-Related Securities Issued by U.S. Government Instrumentalities or by Non-Governmental Corporations. The portfolio may invest in the following three types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA) and Federal Home Loan Mortgage Corporation (FHLMC): (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without government guarantee but usually having some form of private credit enhancement. The portfolio may invest in adjustable rate and fixed rate mortgage securities. With respect to private mortgage-backed securities not collateralized by securities of the U.S. Government or its agencies, the portfolio will only purchase such securities rated not lower than As by Moody's or AA by Standard & Poor's or similarly rated by another nationally recognized rating service or, if unrated, of comparable quality in the opinion of the portfolio manager. The mortgages backing these securities include conventional 30 year fixed rate mortgages, 15 year fixed rate


                                 7 - Series Fund
mortgages, graduated payment mortgages, and adjustable rate mortgages (ARMs). The mortgage-backed securities may include those representing an undivided ownership interest in a pool of mortgages, e.g. GNMA, FNMA and FHLMC certificates. The U.S. Government or the issuing agency guarantees the payment of interest and principal of mortgaged-backed securities issued by the U.S. Government or its agencies/instrumentalities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the portfolio's shares. Mortgage-backed securities are in most cases pass-through instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are often subject to more rapid repayment then their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. For example, securities backed by mortgages with 30 year maturities are customarily treated as prepaying fully in the 12th year and securities backed by mortgages with 15 year maturities are customarily treated as prepaying fully in the seventh year. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the portfolio reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at the time. Therefore, the portfolio's ability to maintain a portfolio of high yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. Mortgage-backed securities of the types described under (i) and (ii) above are considered to be U.S. Government Securities for purposes of meeting the requirement that at least 65% of the portfolio's assets be invested in U.S. Government Securities.

Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of pre-payment of principal, However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular pre-specified, published interest rate index.

CMOs.  The  portfolio  may also  purchase  collateralized  mortgage  obligations
("CMOs"). A CMO is a security issued by a corporation or a U.S. Government instrumentality that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. The portfolio may invest in CMOs issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. With respect to privately issued CMOs, the portfolio will only purchase such securities rated not lower than Aa by Moody's or AA by Standard & Poor's or similarly rated by another nationally recognized rating service, or if unrated, of comparable quality in the opinion of the portfolio manager. Privately issued CMOs that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA, and CMOs issued by agencies or instrumentalities of the U.S. Government are considered to be U.S. Government Securities for purposes of meeting the requirement that at least 65% of the portfolio's assets be invested in U.S. Government Securities. Neither the United States Government nor any U.S. Government agency guarantees the payment of principal or interest on these securities.

Asset-Backed Securities. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as automobile or credit card receivables. Asset-backed securities present certain risks, including the risk that the underlying obligor on the asset, such as the automobile purchaser or the credit card holder, may default on his or her obligation. In addition, asset-backed securities often do not provide a security interest in the related collateral. For example, credit card receivables are generally unsecured, and for automobile receivables the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold.


In addition, the portfolio may: (i) purchase and sell options on debt securities; (ii) purchase and sell interest rate futures contracts and options thereon; (iii) purchase securities on a when-issued or delayed delivery basis;
(iv) use interest rate swaps; and (v) make short sales. These techniques are described on pages 16 through 20, and further information about some of them is included in the statement of additional information.

                                 8 - Series Fund

Under normal circumstances, this portfolio's turnover rate is not expected to exceed 200%. Purchases of U.S. Government Securities are generally made from dealers at prices which usually include a profit to the dealer. See Portfolio Brokerage and Related Practices, page 24.


Barbara Kenworthy, Managing Director, PMFIM, has been portfolio manager of the Government Income Portfolio since 1995. Ms. Kenworthy is also portfolio manager of the Prudential Diversified Bond Fund, Inc., the Prudential Government Income Fund, Inc., and the Diversified Bond and Zero Coupon Bond Portfolios 2000 and 2005 of the Series Fund. Prior to 1994, Ms. Kenworthy was a portfolio manager and president of several taxable fixed-income funds for The Dreyfus Corp.


Balanced Portfolios


Conservative Balanced Portfolio. The objective of this portfolio is to achieve a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed
Portfolio   while   recognizing   that  this  reduces  the  chances  of  greater
appreciation.

To achieve this objective, the Conservative Balanced Portfolio will follow a policy of maintaining a more conservative asset mix among stocks, bonds and money market instruments than the Flexible Managed Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:

         Asset Type            Minimum        Normal          Maximum
         ----------            -------        ------          -------
           Stocks                15%            35%             50%
   Bonds and Money Market        25%            65%             70%


The portfolio manager will make variations in the proportions of each investment category in accordance with its judgment about the expected returns and risks of the various investment categories, but will maintain at least 25% of the value of the portfolio's assets in fixed-income senior securities.

The bond portion of this portfolio will be invested primarily in securities with maturities of 2 to 10 years and ratings at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally-recognized rating service or if unrated, of comparable quality in the opinion of the portfolio manager. A description of corporate bond ratings is contained in the Appendix to the statement of additional information. Because of their shorter maturities, the value of the notes and bonds in this portfolio will be less sensitive to changes in interest rates than the longer-term bonds likely to be held in the Flexible Managed Portfolio. Thus, there will be less of a risk of loss of principal, but not as much of a likelihood for greater appreciation in value. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The common stock portion of this portfolio will be invested primarily in the equity securities of major, established corporations in sound financial condition that appear to offer attractive prospects of a total return from dividends and capital appreciation that is superior to broadly based stock indices. The money market portion of the portfolio will hold high-quality short-term debt obligations with a maturity of 12 months or less (as described in the Appendix to this prospectus) and will maintain a dollar-weighted average maturity of 120 days or less.


To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in nonUnited States currency denominated debt and equity securities of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under Foreign Securities on page 14.

In addition, the portfolio may: (i) purchase and sell options on equity securities, debt securities, stock indices and foreign currencies (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts;
(iv) purchase securities on a when-issued or delayed delivery basis; (v) use interest rate swaps; and (vi) make short sales. These techniques are described on pages 15 through 20, and further information about some of them is included in the statement of additional information.


The Conservative Balanced Portfolio is managed by a team of portfolio managers. Mark Stumpp, Managing Director, PIC, has been lead portfolio manager of the Conservative Balanced Portfolio since 1994 and is responsible for the overall asset allocation decisions. Mr Stumpp shares supervisory responsibility of the portfolio management team with Theresa Hamacher, Managing Director, PIC. Ms. Hamacher and Mr. Stumpp also supervise the team of portfolio managers for the Flexible Managed Portfolio. Mr. Stumpp is also portfolio manager for several employee benefit trusts including The Prudential Retirement System for U.S. Employees and Special Agents. Prior to 1994, he was responsible for corporate pension asset management for Prudential Diversified Investment Strategies' corporate clients. Ms. Hamacher supervises a team of portfolio managers that manage over $65 billion in assets for PIC.


                                 9 - Series Fund

Flexible Managed Portfolio. The objective of this portfolio is achievement of a high total return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

To achieve this objective, the Flexible Managed Portfolio will follow a policy of maintaining a more aggressive asset mix among stocks, bonds and money market investments than the Conservative Balanced Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:


         Asset Type            Minimum         Normal         Maximum
         ----------            -------         ------         -------
           Stocks                25%             60%           100%
            Bonds                0%              40%            75%
        Money Market             0%              0%             75%


The portfolio manager may make short-run, and sometimes substantial, variations in the asset mix based upon its judgment about the expected returns and risks of the various investment categories. In varying the asset mix in accordance with these judgments, The Prudential will also seek to take advantage of imbalances in fundamental values among the different markets.


The bond component of this portfolio is expected under normal circumstances to have a weighted average maturity of greater than 10 years. The values of bonds with long maturities are generally more sensitive to changes in interest rates than those of shorter maturities. The bond portion of this portfolio will primarily be invested in securities that have a rating at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally-recognized rating service. A description of corporate bond ratings is included in the Appendix to the statement of additional information. However, up to 25% of the bond component of this portfolio may be invested in securities having ratings at the time of purchase of "BB", "Ba" or lower, or if not rated, of comparable quality in the opinion of the portfolio manager, these securities are also known as high risk securities. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The established company common stock component of this portfolio will consist of the equity securities of major corporations that are believed to be in sound financial condition. In selecting stocks of smaller capitalization companies, the portfolio manager will concentrate on companies with a capitalization below $5 billion that show above average profitability (measured by return-on-equity, earnings, and dividend growth rates) with modest price/earnings ratios. The individual equity selections for this portfolio may tend to have more volatile market values than the equity securities selected for the Equity Portfolio or the Conservative Balanced Portfolio. The money market portion of the portfolio will hold high-quality short-term debt obligations with a maturity of 12 months or less (as described in the Appendix to this prospectus) and will maintain a dollar-weighted average maturity of 120 days or less.


To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in non-United States currency denominated debt and equity securities of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under Foreign Securities on page 14.

In addition, the portfolio may: (i) purchase and sell options on equity securities, debt securities, stock indices and foreign currencies (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts;
(iv) purchase securities on a when-issued or delayed delivery basis; (v) use interest rate swaps; and (vi) make short sales. These techniques are described on pages 15 through 20, and further information about some of them is included in the statement of additional information.


The facts that this portfolio will invest in common stocks regarded as having higher risks than those that will be purchased by the Conservative Balanced Portfolio; that it will invest in bonds with longer maturities; and that the "normal" mix for this portfolio will include a higher percentage of stocks all combine to mean that the risk of investing in this portfolio is relatively higher--to the extent that each of these factors results in greater risks--than the risk of investing in the Conservative Balanced Portfolio.

The Flexible Managed Portfolio is managed by a team of portfolio managers. Mark Stumpp, Managing Director, PIC, has been lead portfolio manager of the Flexible Managed Portfolio since 1994 and is responsible for the overall asset allocation decisions. Mr Stumpp shares supervisory responsibility of the portfolio management team with Theresa Hamacher, Managing Director, PIC. Ms. Hamacher and Mr. Stumpp also supervise the team of portfolio managers for the Conservative Balanced Portfolio. Mr. Stumpp is also portfolio manager for several employee benefit trusts including The Prudential Retirement System for U.S. Employees and Special Agents. Prior to 1994, he was responsible for corporate pension asset management for Prudential Diversified Investment Strategies' corporate clients. Ms. Hamacher supervises a team of portfolio managers that manage over $65 billion in assets for PIC.


                                10 - Series Fund

Diversified Stock Portfolios

Stock Index Portfolio. The objective of this portfolio is to achieve investment results that correspond to the price and yield performance of publicly-traded common stocks in the aggregate.

The portfolio seeks to achieve this objective by following the policy of attempting to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), an index which represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed among investors as representative of the performance of publicly-traded common stocks as a whole. The S&P 500 Index is composed of 500 selected common stocks, over 95% of which are listed on the New York Stock Exchange ("NYSE"). Standard & Poor's Corporation chooses the stocks to be included in the index on a statistical basis taking into account market values and industry diversification. Inclusion in the index in no way implies an opinion by Standard & Poor's Corporation as to a stock's attractiveness as an investment. "Standard & Poor's", "Standard & Poor's 500" and "500" are trademarks of McGraw Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America and its affiliates and subsidiaries. The Series Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Series Fund. Reference is made to the statement of additional information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.


The S&P 500 Index is a "weighted" index in which the weighting of each stock depends on its relative total market value: its market price per share times the number of shares outstanding. Because of this weighting, approximately 10% of the S&P 500 Index's value is accounted for by the stocks of the five largest companies by relative market value. As of December 31, 1995 those companies were: General Electric Co., American Telephone & Telegraph Co., Exxon Corp., Coca-Cola Co., and Merck & Co., Inc.


This portfolio will not be "managed" in the traditional sense of using economic, financial or market analysis to determine the stocks to be purchased by the portfolio. Rather, the portfolio manager will purchase stocks for the portfolio in proportion to their weighting in the S&P 500 Index. Thus, adverse financial performance by a company will not result in reduction or elimination of the portfolio's holdings of its stock and, conversely, superior financial performance by a company will not lead the portfolio to increase its holdings of the company's stock. If a stock held by this portfolio is eliminated from the S&P 500 Index, the portfolio will sell its holdings of the stock regardless of the prospects of the company. Because the portfolio will not be "managed" in the traditional sense, portfolio turnover is expected to be low and is generally not expected to exceed 10%. A 10% portfolio turnover rate would occur if one-tenth of the portfolio's securities were sold and either repurchased or replaced within 1 year. Because of the expected low turnover, transaction costs, such as brokerage commissions, are also expected to be relatively low.


The following table shows the performance of the S&P 500 Index for the 25 years ending in 1995. The period covered by this table is one of generally rising stock prices, and the performance of the S&P 500 Index in this period should not be viewed as a representation of any future performance by that index. In addition, the fees and costs involved in the operation of the Stock Index Portfolio mean that the performance of a share of stock in the portfolio may not equal the performance of the S&P 500 Stock Index even if the assets held by the portfolio do equal that performance.

--------------------------------------------------------------------------------
                       *S&P 500 WITH DIVIDENDS REINVESTED

                            Annual Percentage Change
--------------------------------------------------------------------------------
         1971            +14.56                  1984                   +6.10
         1972            +18.90                  1985                  +31.57
         1973            -14.77                  1986                  +18.56
         1974            -26.39                  1987                   +5.10
         1975            +37.16                  1988                  +16.61
         1976            +23.57                  1989                  +31.69
         1977             -7.42                  1990                   -3.10
         1978             +6.38                  1991                  +30.47
         1979            +18.20                  1992                   +7.61
         1980            +32.27                  1993                  +10.08
         1981             -5.01                  1994                   +1.32
         1982            +21.44                  1995                  +37.58
         1983            +22.38

--------------------------------------------------------------------------------
Source:   Standard  &  Poor's  Corporation.   Percentage  change  calculated  in
accordance with specifications of SEC release number IA-327.

--------------------------------------------------------------------------------





                                11 - Series Fund

In the eight full years since this portfolio was established its total return, compared to that of the S&P 500 Index, was as follows:

--------------------------------------------------------------------------------
                   Annual Percentage Change                  Total Return
                         S&P 500 with                    Stock Index Portfolio
                     Dividends Reinvested          (after deduction of expenses)
--------------------------------------------------------------------------------
    1988                    +16.61                              +15.44
    1989                    +31.69                              +30.93
    1990                     -3.10                               -3.63
    1991                    +30.47                              +29.72
    1992                     +7.61                               +7.13
    1993                    +10.08                               +9.66
    1994                     +1.32                               +1.01
    1995                    +37.58                              +37.06
--------------------------------------------------------------------------------


Under normal circumstances, the portfolio generally intends to purchase all 500 stocks represented in the S&P 500 Index and to invest its assets as fully in those stocks (in proportion to their weighting in the index) as is feasible in light of cash flows into and out of the portfolio. In order to reduce transaction costs, a weighted investment in the 500 stocks comprising the S&P 500 Index is most efficiently made in relatively large amounts. As additional cash is received from the purchase of shares in the portfolio, it may be held temporarily in the types of money market instruments described in the Appendix to this prospectus until the portfolio has a sufficient amount of assets in such investments to make an efficient weighted investment in the 500 stocks comprising the S&P 500 Index. If net cash outflows from the portfolio are anticipated, the portfolio may sell stocks (in proportion to their weighting in the S&P 500 Index) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. The portfolio will not, however, increase its holdings of cash in anticipation of any decline in the value of the S&P 500 Index or of the stock markets generally. The portfolio will instead remain as fully invested in the S&P 500 Index stocks as feasible in light of its cash flow patterns during periods of market declines as well as advances, and investors in the portfolio thus run the risk of remaining fully invested in common stocks during a period of general decline in the stock markets.

Tracking accuracy is measured by the difference between total return for the S&P Index with dividends reinvested and total return for the portfolio with dividends reinvested before deductions of portfolio fees and expenses. Tracking accuracy is monitored by the portfolio manager on a daily basis. All tracking accuracy deviations are reviewed to determine the effectiveness of investment policies and techniques.

If the portfolio does hold short-term investments as a result of the patterns of cash flows to and from the portfolio, such holdings may cause its performance to differ from that of the S&P 500 Index. The portfolio will attempt to minimize any such difference in performance through transactions involving stock index futures contracts, options on stock indices, and/or options on stock index future contracts. These derivative investment instruments are described under Options on Stock Indices, Stock Index Futures Contracts, and Options on Futures Contracts on pages 17 through 18. The portfolio will not use such instruments for speculative purposes or to hedge against any decline in the value of the stocks held in the portfolio, but instead will employ them only as a temporary substitute for investment of cash holdings directly in the 500 stocks when the portfolio's cash holdings are too small to make such an investment in an efficient manner.

For example, if the portfolio's cash reserves are insufficient to invest efficiently in another unit of the basket of stocks comprising the S&P 500 Index, the portfolio may purchase S&P 500 futures contracts to hedge against a rise in the value of the stocks the portfolio intends to acquire. In its attempt to minimize any difference in performance between the portfolio and the S&P 500 Index, the portfolio currently intends to engage in transactions involving the S&P 500 Index futures contracts, the NYSE Composite Index futures contracts, options on the S&P 500 Index, the S&P 100 Index, and the NYSE Composite Index, and options on the S&P 500 Index futures contracts and the NYSE Composite Index futures contracts. There can be no assurance that the portfolio's attempt to minimize such performance difference through the use of any of these instruments will succeed. See the statement of additional information for a more detailed discussion of the manner in which the portfolio will employ these instruments and for a description of other risks involved in the use of such instruments.

The above described investment policies and techniques of the Stock Index Portfolio are non-fundamental and may be changed without shareholder approval if it is determined that alternative investment techniques would be more effective in achieving the portfolio's objective.


Equity Portfolio. The objective of this portfolio is to achieve capital appreciation through investment primarily in common stocks of companies, including major established corporations as well as smaller capitalization companies,


                                12 - Series Fund
that appear to offer attractive prospects of price appreciation that is superior to broadly-based stock indices. Current income, if any, is incidental.

Although the portfolio will be invested primarily in common stocks, it may also invest to a limited extent in short, intermediate or long-term debt, either convertible or nonconvertible into common stock, as well as in nonconvertible preferred stock. The portfolio will attempt to maintain a flexible approach to the selection of common stocks of various types of companies whose valuations appear to offer opportunities for above-average appreciation. Thus, the portfolio may invest in securities of companies whose estimated growth in earnings exceeds that projected for the market as a whole because of factors such as expanding market share, new products or changes in market environment. Or it may invest in "undervalued" securities which are often characterized by a lack of investor recognition of the basic value of a company's assets. Securities of companies with sales and earnings trends which are currently unfavorable but which are expected to reverse may also be in the portfolio. The effort to achieve price appreciation that is superior to broadly based stock indices necessarily involves accepting a greater risk of declining values. During periods when stock prices decline generally, it can be expected that the value of the portfolio will also decline.

To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in nonUnited States currency denominated common stock and fixed-income securities convertible into common stock of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under Foreign Securities on page 14.

In addition, the portfolio may: (i) purchase and sell options on equity securities, stock indices and foreign currencies; (ii) purchase and sell stock index and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts; and (iv) purchase securities on a when-issued or delayed delivery basis. These techniques are described on pages 15 through 20, and further information about some of them is included in the statement of additional information.

A portion of the portfolio may be invested in short-term debt obligations of the kind held in the Money Market Portfolio as described in the Appendix to this prospectus in order to make effective use of cash reserves pending investment in common stocks.


Thomas Jackson, Managing Director, PMFIM, has been portfolio manager of the Equity Portfolio since 1990. Mr. Jackson is also portfolio manager of the Prudential Equity Fund, Inc.

Global Portfolio. The objective of this portfolio is long-term growth of capital through investment primarily in common stocks and common stock equivalents (such as convertible debt securities) of foreign and domestic issuers. Current income, if any, is incidental.


The portfolio is intended to provide investors with the opportunity to invest in a portfolio of securities of companies located throughout the world. In making the allocation of assets among the various countries and geographic regions, the portfolio manager ordinarily considers such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; the range of individual investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors--all in relation to the prevailing prices of the securities in each country or region.

There are, generally, no geographic limitations on companies in which the portfolio may invest. Depending upon market conditions, the portfolio may be invested primarily in foreign securities. Investments may be made in companies based in the Pacific Basin (for example, Japan, Australia, New Zealand, Singapore, Malaysia, and Hong Kong) and Western Europe (for example, the United Kingdom, Spain, Germany, Switzerland, the Netherlands, France, and Scandinavia), as well as the United States, Canada, and such other areas and countries as the portfolio manager may determine from time to time. The portfolio may seek to hedge its position in foreign currencies as more fully described herein.

The portfolio is not required to maintain any particular geographic or currency mix of its investments. The portfolio intends to maintain investments in at least three countries (including the United States), but may, when market conditions warrant, invest up to 35% of its assets in companies located in any one country (other than the United States).

In analyzing companies for investment, the portfolio manager ordinarily looks for one or more of the following characteristics: prospects for above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their marketplace--all in relation to the prevailing prices of the securities of such companies.

                                13 - Series Fund

Investing in securities of foreign companies and countries involves special risks. The particular risks of investments in foreign securities are described under Foreign Securities on page 14.

When the portfolio manager believes market conditions dictate a temporary defensive strategy, or during periods of structuring and restructuring the portfolio, the portfolio may invest without limit in money market investments of the kind described in the Appendix to the prospectus, including repurchase agreements.

In addition, the portfolio may: (i) purchase and sell options on equity securities, stock indices and foreign currencies (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon;
(iii) enter into forward foreign currency exchange contracts; and (iv) purchase securities on a when-issued or delayed delivery basis. These techniques are described on pages 14 through 20, and further information about some of them is included in the statement of additional information.

The operating expense ratio of the portfolio can be expected to be significantly higher than that of a fund investing exclusively in domestic securities since the expenses of the portfolio, such as custodial, valuation and communication costs, as well as the rate of the investment management fee (0.75% of the portfolio's average daily net assets), though similar to such expenses of other global funds, are higher than those generally incurred by funds investing solely in the securities of U.S. issuers.

As a result of its investment policies, the portfolio's turnover rate may exceed 100% although it is not expected to exceed 200%.


Daniel Duane, Managing Director, PMFIM, has been the portfolio manager of the Global Portfolio since 1990. Mr. Duane also manages several mutual funds including the Prudential Global Fund, Inc.


Convertible Securities


The Conservative Balanced, Flexible Managed, Equity, and Global Portfolios may invest in convertible securities and such securities may constitute a major part of the holdings of the Global Portfolio. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


Foreign Securities


The Global Portfolio may invest up to 100% of its total assets in common stock and convertible securities denominated in a foreign currency and issued by foreign or domestic issuers. The Diversified Bond Portfolio may invest up to 20% of its assets in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. In addition, the bond components of the Conservative Balanced and Flexible Managed Portfolios may each invest up to 20% of their assets in such securities. To the extent permitted by applicable law, the Conservative Balanced, and Flexible Managed Portfolios may invest up to 30% of their total assets in debt and equity securities denominated in a foreign currency and issued by foreign or domestic issuers. Further, to the extent permitted by applicable insurance law, the Equity Portfolio may invest up to 30% of its total assets in non-United States currency denominated common stock and fixed-income securities convertible into common stock of foreign and U.S. issuers. Securities issued outside the United States and not publicly traded in the United States, as well as American Depository Receipts ("ADRs"), and securities denominated in a foreign currency are referred to collectively in this prospectus as "foreign securities."


ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting, and financial reporting standards as domestic issuers.

Foreign securities involve certain risks, which should be considered carefully by an investor. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and, in the case of securities not denominated in United States currency, the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than

                                14 - Series Fund
domestic securities. Under certain market conditions, foreign securities may be less liquid than domestic securities. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers, and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a portfolio to obtain or to enforce a judgment against the issuers of such securities.

If the security is denominated in foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The portfolios that may invest in foreign securities may, but need not, enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes, including: locking-in the U.S. dollar price equivalent of interest or dividends to be paid on such securities which are held by the portfolio; and protecting the U.S. dollar value of such securities which are held by the portfolio. The portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the portfolio to deliver an amount of foreign currency in excess of the value of the portfolio's portfolio securities or other assets denominated in that currency. See Forward Foreign Currency Exchange Contracts in the statement of additional information. In addition, the portfolios may, for hedging purposes, enter into certain transactions involving options on foreign currencies, foreign currency futures contracts and options on foreign currency futures contracts. See Options on Foreign Currencies, Futures Contracts, and Options on Futures Contracts on pages 17 through 18.

Options on Equity Securities


The Conservative Balanced, Flexible Managed, Equity, and Global Portfolios may purchase and write (i.e., sell) put and call options on equity securities that are traded on securities exchanges, are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or that result from privately negotiated transactions with broker-dealers ("OTC options"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the equity security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying equity security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying equity security at the exercise price upon exercise by the holder of the put.


A portfolio will write only "covered" options on stocks. A call option is covered if: (1) the portfolio owns the security underlying the option; or (2) the portfolio has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) the portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the portfolio in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with its custodian. A put option is covered if: (1) the portfolio deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option; or (2) the portfolio holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by the portfolio in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with its custodian.


The Conservative Balanced, Flexible Managed, Equity, and Global Portfolios may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting a portfolio security from a decline in market value). In exchange for the premium paid for the put option, the portfolio acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the portfolio is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on debt securities and stock indices, as described under Options on Debt Securities, below and Options on Stock Indices, page 17.


These portfolios may purchase call options for hedging and investment purposes. No portfolio intends to invest more than 5% of its net assets at any one time in the purchase of call options on stocks. These portfolios may

                                15 - Series Fund
also purchase putable and callable equity securities, which are securities coupled with a put or a call option provided by the issuer.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an exchange-traded option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. A portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction with respect to a call option is likely to be offset in whole or in part by appreciation of the underlying equity security owned by the portfolio. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, the portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the portfolio originally wrote the OTC option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected.

There are certain special risks associated with the portfolios' transactions in stock options, in addition to a risk that the market value of the security will move adversely to the portfolio's option position. These risks, which relate primarily to liquidity, are discussed in the statement of additional information.

Options on Debt Securities


The Diversified Bond, Government Income, Conservative Balanced, and Flexible Managed Portfolios may purchase and write (i.e. sell) put and call options on debt securities (including U.S. Government debt securities) that are traded on U.S. securities exchanges or that result from privately negotiated transactions with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("OTC options"). Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.


A portfolio will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, the portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The principal reason for a portfolio to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of The Prudential, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.

These portfolios may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the portfolio will also segregate or deposit for the benefit of the portfolio's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is "in the money." It is contemplated that each portfolio's use of straddles will be limited to 5% of the portfolio's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the portfolio's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

These portfolios may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts are described in Options on Equity Securities, page 15. A portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. A portfolio may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While changes in the value of the put option should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which the portfolio purchases a put option on an underlying security it owns.

These portfolios may also purchase call options on debt securities for hedging or investment purposes. No portfolio currently intends to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities. A portfolio may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

                                16 - Series Fund

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" or a "closing sale transaction" in a manner similar to that discussed above in connection with options on equity securities.

The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid for purposes of a portfolio's 15% limitation on investment in illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written OTC options may be considered liquid provided that the portfolio sells OTC options only to qualified dealers who agree that the portfolio may repurchase any OTC option it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

There are certain risks associated with the portfolios' transactions in debt options, in addition to a risk that the market value of the security will move adversely to the portfolio's option position. These risks, which relate primarily to liquidity, are discussed in the statement of additional information.

Options on Stock Indices


The Conservative Balanced, Flexible Managed, Equity, and Global Portfolios may purchase and sell put and call options on stock indices traded on securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers ("OTC options"). The Stock Index Portfolio may utilize options on stock indices by constructing "put/call" combinations that are economically comparable to a long stock index futures position, as described in the statement of additional information. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.


The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per Contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

A portfolio will write only "covered" options on stock indices. The manner in which these options are covered is discussed in the statement of additional information.

These portfolios may purchase put and call options for hedging and investment purposes. No portfolio intends to invest more than 5% of its net assets at any time in the purchase of puts and calls on stock indices. A portfolio may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

Options on Foreign Currencies


The Conservative Balanced, Flexible Managed, Equity, and Global Portfolios may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts (discussed under Foreign Securities, page 14 and futures contracts on foreign currencies (discussed under Futures Contracts, below) will be employed. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.


A portfolio may purchase and write options to hedge the portfolio's securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the portfolio's securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a portfolio may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio's securities. Alternatively, a portfolio may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the portfolio received for the option.

If, on the other hand, the portfolio manager anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), a portfolio may purchase call options on

                                17 - Series Fund
the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a portfolio could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

A portfolio's successful use of currency exchange options on foreign currencies depends upon the manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the portfolio's securities denominated in such currency would be partially offset by the premiums paid on the options. Further, if the currency exchange rate does not change, the portfolio net income would be less than if the portfolio had not hedged since there are costs associated with options.

The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. The portfolio's ability to establish and maintain positions will depend on market liquidity. The ability of the portfolio to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

Futures Contracts


The Conservative Balanced, Flexible Managed, Stock Index, Equity, and Global Portfolios may, to the extent permitted by applicable regulations, attempt to reduce the risk of investment in equity securities by hedging a portion of their equity portfolios through the use of stock index futures contracts. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Diversified Bond, Government Income, Conservative Balanced, Flexible Managed, and Global Portfolios may, to the extent permitted by applicable regulations, purchase and sell for hedging purpose futures contracts on interest-bearing securities (such as U.S. Treasury bonds and notes) or interest rate indices (referred to collectively as "interest rate futures contracts").

The Conservative Balanced, Flexible Managed, Equity, and Global Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on foreign currencies or groups of foreign currencies for hedging purposes.


When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," will be made on a daily basis as the underlying security, index or rate fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market." The Board of Directors currently intends to limit futures trading so that a portfolio will not enter into futures contracts or related options if the aggregate initial margins and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts and options.

A portfolio's successful use of futures contracts depends upon the investment manager's ability to predict the direction of the relevant market. The correlation between movement in the price of the futures contract and the price of the securities or currencies being hedged is imperfect. The ability of a portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract at any particular time.

Options on Futures Contracts


To the extent permitted by applicable insurance law and federal regulations, the Conservative Balanced, Flexible Managed, Stock Index, Equity, and Global Portfolios may enter into certain transactions involving options on stock index futures contracts; the Diversified Bond, Government Income, Conservative Balanced, Flexible Managed, and Global Portfolios may enter into certain transactions involving options on interest rate futures contracts; and the Conservative Balanced, Flexible Managed, Equity, and Global Portfolios may enter into certain transactions involving options on foreign currency futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the


                                18 - Series Fund
writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Stock Index Portfolio intends to utilize options on stock index futures contracts by constructing "put/call" combinations that are economically comparable to a long stock index futures position, as described in the statement of additional information. The other portfolios intend to utilize options on futures contracts for the same purposes that they use the underlying futures contracts.

Reverse Repurchase Agreements and Dollar Rolls


The Diversified Bond and Government Income Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, may use reverse repurchase agreements and dollar rolls. The money market portion of any portfolio may use reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a portfolio with an agreement by the portfolio to repurchase the same securities at an agreed upon price and date. During the reverse repurchase period, the portfolio often continues to receive principal and interest payments on the sold securities. The terms of each agreement reflect a rate of interest for use of the funds for the period, and thus these agreements have the characteristics of borrowing by the portfolio. Dollar rolls involve sales by a portfolio of securities for delivery in the current month with a simultaneous contract to repurchase substantially similar securities (same type and coupon) from the same party at an agreed upon price and date. During the roll period, the portfolio forgoes principal and interest paid on the securities. A portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the portfolio may decline below the price of the securities the portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the portfolio's obligation to repurchase the securities. The Diversified Bond and Government Income Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, will not obligate more than 30% of their net assets in connection with reverse repurchase agreements and dollar rolls. No other portfolio will obligate more than 10% of its net assets in connection with reverse repurchase agreements.


When-Issued and Delayed Delivery Securities


From time to time, in the ordinary course of business, the Diversified Bond, Government Income, Conservative Balanced, Flexible Managed, Equity and Global Portfolios may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. Each of these portfolios will limit such purchases to those in which the date for delivery and payment falls within 120 days of the date of the commitment. A portfolio will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. A portfolio's custodian will maintain, in a separate account, cash, U.S. Government securities or other high grade debt obligations having a value equal to or greater than such commitments. If a portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.


In addition, the short-term portions of any of the portfolios may purchase money market securities on when-issued or delayed delivery basis on the terms set forth in the Appendix to this prospectus.

Short Sales


The Diversified Bond, Government Income, Conservative Balanced and Flexible Managed Portfolios may sell securities they do not own in anticipation of a decline in the market value of those securities ("short sales"). To complete such a transaction, the portfolio will borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security the portfolio may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the portfolio replaces the borrowed security, it will (a) maintain in a segregated account cash or U.S. Government securities at such a level that the amount deposited


                                19 - Series Fund
in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position.

The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 25% of any portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales.

Short Sales Against the Box

All portfolios available to The Prudential Variable Contract Account-24 may make short sales of securities or maintain a short position, provided that at all times when a short position is open the portfolio owns an equal amount of such securities or securities convertible into or exchangeable, with or without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a "short sale against the box"); provided, that if further consideration is required in connection with the conversion or exchange, cash or U.S. Government securities in an amount equal to such consideration must be put in a segregated account.

Interest Rate Swaps


The Diversified Bond and Government Income Portfolios and the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may use interest rate swaps to increase or decrease a portfolio's exposure to long- or short-term interest rates. No portfolio currently intends to invest more than 5% of its net assets at any one time in interest rate swaps. For more information, see the statement of additional information.


Loans of Portfolio Securities

All of the portfolios available to The Prudential Variable Contract Account-24 may from time to time lend the securities they hold to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the portfolio will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The portfolio will not have the right to vote securities on loan, but would terminate the loan and retain the right to vote if that were considered important with respect to the investment.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

No portfolio will lend securities to broker-dealers affiliated with The Prudential, including Prudential Securities Incorporated. This will not affect a portfolio's ability to maximize its securities lending opportunities.

                       INVESTMENT RESTRICTIONS APPLICABLE
                                TO THE PORTFOLIOS

The Series Fund is subject to certain investment restrictions which are fundamental to the operations of the Series Fund and may not be changed except with the approval of a majority vote (as defined under INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS on page 5) of the persons participating in the affected portfolio.

The investments of the various portfolios currently available to The Prudential Variable Contract Account-24 are generally subject to certain additional restrictions under state laws. In the event of future amendments to the applicable statutes, each of these portfolios will comply, without the approval of the shareholders, with the statutory requirements as so modified.

                                20 - Series Fund

For a detailed discussion of investment restrictions applicable to the Series Fund, see INVESTMENT RESTRICTIONS in the statement of additional information.

                       INVESTMENT MANAGEMENT ARRANGEMENTS
                                  AND EXPENSES

The Series Fund has entered into an Investment Advisory Agreement with The Prudential under which The Prudential will, subject to the direction of the Board of Directors of the Series Fund, be responsible for the management of the Series Fund, and provide investment advice and related services to each portfolio. The directors, in addition to reviewing the actions of the Series Fund's investment advisor, decide upon matters of general policy. The Series Fund's officers conduct and supervise the daily business operations of the Series Fund.

The Prudential, founded in 1875 under the laws of New Jersey, is subject to regulation by the Department of Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. The Prudential is registered both as a broker-dealer under the Securities Exchange Act of 1934 and as an investment advisor under the Investment Advisers Act of 1940. The Prudential's principal business address is Prudential Plaza, Newark, New Jersey 07102-3777.


The Prudential manages the assets that it owns as well as those of various separate accounts established by The Prudential and those held by other investment companies for which it acts as investment advisor. Total assets under management as of December 31, 1995 were approximately $xxx billion which includes approximately $xxx billion owned by The Prudential and approximately $xx billion of external assets under The Prudential's management.

Subject to The Prudential's supervision, substantially all of the investment advisory services provided to the Series Fund by The Prudential, with respect to the portfolios currently available to The Prudential Variable Contract Account-24, are furnished by its wholly-owned subsidiary, PIC, pursuant to the Service Agreement between The Prudential and PIC which provides that a portion of the fee received by The Prudential for providing investment advisory services will be paid to PIC. The Conservative Balanced and Flexible Managed Portfolios are managed by PIC, using a team of portfolio managers under the supervision of Theresa Hamacher and Mark Stumpp, Managing Directors, PIC. PIC is registered as an investment advisor under the Investment Advisers Act of 1940.


Under the Investment Advisory Agreement, The Prudential receives an investment management fee as compensation for its services to the Series Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual portfolio.


The investment management fee for the Stock Index Portfolio is equal to an annual rate of 0.35% of the average daily net assets of the portfolio. The investment management fee for the Diversified Bond and Government Income Portfolios is equal to an annual rate of 0.4% of the average daily net assets of each of the portfolios. For the Equity Portfolio, the fee is equal to an annual rate of 0.45% of the average daily net assets of the portfolio. The fee for the Conservative Balanced is equal to an annual rate of 0.55% of the average daily net assets of the portfolio. For the Flexible Managed Portfolio, the fee is equal to an annual rate of 0.6% of the average daily net assets of the portfolio. The fee for the Global Portfolio is equal to an annual rate of 0.75% of the average daily net assets of the portfolio.

For the year ended December 31, 1995, the Series Fund's total expenses were 0.xx% of the average net assets of all of the Series Fund's portfolios. The investment management fee for that period constituted 0.xx% of the average net assets. For further information about the expenses of the Series Fund, see INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES in the statement of additional information.


                        PURCHASE AND REDEMPTION OF SHARES

Shares in the Series Fund are currently offered continuously, without sales charge, at prices equal to the respective net asset values of the portfolios, only to the Accounts to fund benefits payable under the Contracts. The Series Fund may at some later date also offer its shares to other separate accounts of The Prudential or other insurers. Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of The Prudential, acts as the principal underwriter of the Series Fund. Prusec's principal business address is 1111 Durham Avenue, South Plainfield, New Jersey 07080.

The Series Fund is required to redeem all full and fractional shares of the Series Fund for cash within 7 days of receipt of proper notice of redemption. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission

                                21 - Series Fund
or when such exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a portfolio's securities or determination of the net asset value of each portfolio is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each portfolio.

                        DETERMINATION OF NET ASSET VALUE


The net asset value of the shares of each portfolio available to The Prudential Variable Contract Account-24 is determined once daily, as of 4:15 p.m. New York City time on each day during which the NYSE is open for business. The NYSE is open for business Monday through Friday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event the New York Stock Exchange closes early on any business day, the net asset value of each portfolio shall be determined at a time between such closing and 4:15 p.m. New York City time. The net asset value per share of each such portfolio is computed by adding the sum of the value of the securities held by that portfolio plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that portfolio at such time. Expenses, including the investment management fee payable to The Prudential, are accrued daily.

In determining the net asset value of the Diversified Bond and Government Income Portfolios, securities (other than debt obligations with remaining maturities of less than 60 days, which are valued at amortized cost) will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at securities valuations.

The net asset value of the Stock Index, Equity, and Global Portfolios will be determined in the following manner. Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. New York City time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Short-term debt instruments which mature in less than 60 days are valued at amortized cost. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents.


Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities, and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The value of any such securities is determined as of such times for purposes of computing a portfolio's net asset value. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. If an extraordinary event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith by the applicable portfolio manager under procedures established by and under the general supervision of the Series Fund's Board of Directors.


In determining the net asset value of each of the Balanced Portfolios, the method of valuation of a security depends on the type of investment involved. Intermediate or long-term fixed income securities are valued in the same way as such securities in the Diversified Bond Portfolio, and common stocks and convertible debt securities are valued in the same way as such securities are valued in the Equity Portfolio. With respect to the money market portion of the Conservative Balanced and Flexible Managed Portfolios, all short-term debt obligations with a maturity of 12 months or less are valued on an amortized cost basis in accordance with an order obtained from the Securities and Exchange Commission. Each Balanced Portfolio must maintain a dollar-weighted average maturity for its short-term debt obligations of 120 days or less. The values determined by the amortized cost method may deviate from market value under certain circumstances. The Board of Directors has established procedures to monitor whether any material deviation occurs and, if so, will promptly consider what action, if any, should be initiated to prevent unfair results to Contract owners. The short-term portion of these portfolios may be invested only in high quality instruments, as described in the Appendix to this prospectus.

With respect to all the portfolios which utilize such investments, options on stock and stock indices traded on national securities exchanges are valued at the average of the bid and asked prices as of the close of the respective exchange (which is currently 4:10 p.m. New York City time). Futures contracts and options thereon are valued at the last sale price at the close of the applicable commodities exchanges or board of trade (which is currently 4:15 p.m. New York City time) or, if there was no sale on the applicable commodities exchange or board of trade


                                22 - Series Fund
on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade.


Securities or assets for which market quotations are not readily available will be valued at fair value as determined by The Prudential under the direction of the Board of Directors of the Series Fund.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Series Fund intends to continue to qualify as a regulated investment company under certain provisions of the Internal Revenue Code (the "Code"). Under such provisions, the Series Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to the Accounts. The Series Fund intends to meet the requirements for treatment as a regulated investment company both on a portfolio-by-portfolio basis and for the Series Fund as a whole. The Series Fund's compliance with those requirements may prevent a portfolio from utilizing options and futures contracts as much as the portfolio manager might otherwise believe to be desirable.

The Series Fund intends to distribute as dividends substantially all the net investment income, if any, of each portfolio. For dividend purposes, net investment income of each portfolio available to The Prudential Variable Contract Account-24 will consist of all payments of dividends (other than stock dividends) or interest received by such portfolio less the estimated expenses of such portfolio (including fees payable to the Investment Manager). Dividends from investment income of the portfolios will normally be declared and reinvested in additional full and fractional shares quarter-annually.

The Series Fund will also declare and distribute annually all net realized capital gains of the portfolios available to The Prudential Variable Contract Account-24.

The Code generally imposes a 4% excise tax on a portion of the undistributed income of a regulated investment company if that company fails to distribute required percentages of its ordinary income and capital gain net income. The Series Fund intends to employ practices that will eliminate or minimize the imposition of this excise tax.

In addition, Section 817(h) of the Code requires that assets underlying variable life insurance and variable annuity contracts must meet certain diversification requirements if the contracts are to qualify as life insurance and annuity contracts. The diversification requirements ordinarily must be met within 1 year after Contract owner funds are first allocated to the particular portfolio, and within 30 days after the end of each calendar quarter thereafter. In order to meet the diversification requirements set forth in Treasury Regulations issued pursuant to Section 817(h), each portfolio must meet one of two alternative tests. Under the first test, no more than 55% of the portfolio's assets can be invested in any one investment; no more than 70% of the assets can be invested in any two investments; no more than 80% of the assets can be invested in any three investments; and no more than 90% can be invested in any four investments. Under the second test, the portfolio must meet the tax law diversification requirements for a regulated investment company and no more than 55% of the value of the portfolio's assets can be invested in cash, cash items, Government securities, and securities of other regulated investment companies.

For purposes of determining whether a variable account is adequately diversified, each United States Government agency or instrumentality is treated as a separate issuer for purposes of determining whether a variable account is adequately diversified. The Series Fund's compliance with the diversification requirements will generally limit the amount of assets that may be invested in federally insured certificates of deposit and all types of securities issued or guaranteed by each United States Government agency or instrumentality.


The Global Portfolio may be required to pay withholding or other taxes to foreign governments. If so, the taxes will reduce the portfolio's dividends. Foreign tax withholding from dividends and interest (if any) is typically set at a rate between 10% and 15%. While Contract owners will thus bear the cost of foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the portfolio.


The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative actions.

                  OTHER INFORMATION CONCERNING THE SERIES FUND

Incorporation and Authorized Stock


The Series Fund was incorporated under Maryland law on November 15, 1982. The authorized Capital Stock of the Series Fund consists of 2 billion shares, par value $0.01 per share. The shares of Capital Stock are divided into fifteen classes: Money Market Portfolio Capital Stock (225 million shares), Diversified Bond Portfolio Capital


                                23 - Series Fund

Stock (200 million shares), Government Income Portfolio Capital Stock (100 million shares), Zero Coupon Bond Portfolio 2000 Capital Stock (25 million shares), Zero Coupon Bond Portfolio 2005 Capital Stock (50 million shares), Conservative Balanced Portfolio Capital Stock (300 million shares), Flexible Managed Portfolio Capital Stock (300 million shares), High Yield Bond Portfolio Capital Stock (100 million shares), Stock Index Portfolio Capital Stock (100 million shares), Equity Income Portfolio Capital Stock (100 million shares), Equity Portfolio Capital Stock (200 million shares), Prudential Jennison Portfolio Capital Stock (50 million shares), Small Capitalization Stock Portfolio Capital Stock (50 million shares), Global Portfolio Capital Stock (100 million shares), Natural Resources Portfolio Capital Stock (100 million shares). The shares of each portfolio, when issued, will be fully paid and non-assessable, will have no conversion, exchange or similar rights, and will be freely transferable.


Each share of stock will have a pro rata interest in the assets of the portfolio to which the stock of that class relates and will have no interest in the assets of any other portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under PURCHASE AND REDEMPTION OF SHARES, page 21.


The Prudential provided the initial capital for the Series Fund. With respect to the seven portfolios currently available to The Prudential Variable Contract Account-24, The Prudential initially purchased $5,000,000 worth of shares of the Diversified Bond Portfolio, $300,000 worth of shares of the Equity Portfolio, $2,500,000 worth of shares of the Conservative Balanced Portfolio, and $3,000,000 worth of shares of the Flexible Managed Portfolio. The Prudential has since purchased $25,000,000 worth of shares of the Stock Index and Global Portfolios; and $10,000,000 worth of shares of the Government Income Portfolio. These shares were acquired for investment and can be disposed of only by redemption. They will not be redeemed by The Prudential until the other assets of the portfolios are large enough so that redemption will not have an adverse effect upon investment performance. From the inception of the respective portfolios through December 31, 1995, The Prudential has redeemed a total of $7,752,850 worth of shares from the Diversified Bond Portfolio, $304,065 worth of shares from the Equity Portfolio, $31,019,279 worth of shares from the Stock Index Portfolio, $3,825,023 worth of shares from the Conservative Balanced Portfolio, and $4,645,305 worth of shares from the Flexible Managed Portfolio, and $11,056,195 worth of shares from the Government Income Portfolio (these amounts reflect total redemption of the shares purchased by The Prudential). In addition, The Prudential has redeemed $xx,xxx,xxx worth of shares from the Global Portfolio (this amount reflects partial redemption of the shares purchased by The Prudential). The Prudential will vote its shares in the same manner and in the same proportion as the shares held in the Accounts, which generally are voted in accordance with instructions of Contract owners.


Voting Rights

The voting rights of Contract owners or Participants, and limitations on those rights, are explained in the accompanying prospectus for the Contracts. The Prudential and certain other insurers with separate accounts which invest in the Series Fund, as the owners of the assets in the Accounts, vote all of the shares of the Series Fund, but they will generally do so in accordance with the instructions of Contract owners or Participants pursuant to the current SEC requirements and staff interpretations regarding pass-through voting. Under certain circumstances, however, the Companies may disregard voting instructions received from Contract owners or Participants. The Series Fund does not hold annual shareholders meetings in any year in which it is not required to do so either under Maryland law or the Investment Company Act of 1940. For additional information describing how the Companies will vote the shares of the Series Fund, see Voting Rights in the accompanying prospectus for the Contracts.

Monitoring for Possible Conflict

As stated above, Series Fund shares will be sold to separate accounts of The Prudential and certain other insurers to fund both variable life insurance and variable annuity contracts. The Board of Directors of the Series Fund intends to monitor events for the existence of any material conflict between the interests of variable life insurance and variable annuity contract owners. The Companies have agreed to be responsible for reporting any potential or existing conflicts to the Board of Directors. Moreover, the Companies have agreed to be responsible, at their cost, to remedy any material irreconcilable conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable life insurance and variable annuity contracts.

Periodic Reports

The Series Fund will send each shareholder, at least annually, statements showing as of a specified date the number of shares in each portfolio credited to the shareholder. The Series Fund will also send Contract owners and Participants semi-annual reports showing the financial condition of the portfolios in which they may invest and the investments held in each. The annual report may take the form of an updated copy of this prospectus and its accompanying statement of additional information.

                                24 - Series Fund

Portfolio Brokerage and Related Practices


The Prudential is responsible for decisions to buy and sell securities for the portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the portfolio. The Diversified Bond and Government Income Portfolios, on the other hand, will not normally incur any brokerage commissions. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.


An affiliated broker may be employed to execute brokerage transactions on behalf of the portfolios, as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Series Fund may not engage in any transactions in which The Prudential or its affiliates, including Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal. Additional information about portfolio brokerage and related transactions is included in the statement of additional information.

Custodian, Transfer Agent, and Dividend Disbursing Agent


Chemical Bank, 4 New York Plaza, New York, NY 10004 is the custodian of the assets held by all the portfolios in which The Prudential Variable Contract Account-24 may currently invest, except the Global Portfolio, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities held by these portfolios. Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston MA 02109, is the custodian of the assets of the Global Portfolio. Brown Brothers employs subcustodians, who were approved by the directors of the Series Fund in accordance with regulations of the Securities and Exchange Commission, for the purpose of providing custodial service for the Global Portfolio's foreign assets held outside the United States. Morgan Guaranty Trust Company, 60 Wall Street, New York, NY 10260 is the custodian of the assets held in connection with repurchase agreements entered into by the portfolios and is authorized to use the facilities of the book-entry system of the Federal Reserve Bank. The directors of the Series Fund monitor the activities of the custodians and the subcustodians.


The Prudential is the transfer agent and dividend disbursing agent for the Series Fund. The Prudential's principal business address is Prudential Plaza, Newark, New Jersey 07102-3777.

Additional Information

This prospectus and the statement of additional information referred to on the cover page do not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

For further information, shareholders may also contact the Series Fund's office, the address and phone number of which are set forth on the cover of this prospectus.

                                25 - Series Fund

                                                                        APPENDIX

                 SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO
                              MAY CURRENTLY INVEST*

The Money Market Portfolio, and the other portfolios to the extent their investment policies so provide, may invest in the following liquid, short-term, debt securities regularly bought and sold by financial institutions:

1. U.S. Treasury Bills and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees or to the backing solely of the issuing instrumentality itself. Securities which are not backed by the full faith and credit of the United States include but are not limited to obligations of the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the United States Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, the obligations of which may only be satisfied by the individual credit of the issuing agency. Obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank are examples of securities that are backed by the full faith and credit of the United States.

2. Obligations (including certificates of deposit, bankers' acceptances, and time deposits) of domestic banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign offices of foreign banks provided that such bank has, at the time of the portfolio's investment, total assets of at least $1 billion or the equivalent. Obligations of any savings and loan association or savings bank organized under the laws of the United States or any state thereof, provided that such association or savings bank has, at the time of the portfolio's investment, total assets of at least $1 billion. The term "certificates of deposit" includes both Eurodollar certificates of deposit, which are traded in the over-the-counter market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers, including future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments.

"Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

3. Commercial paper, variable amount demand master notes, bills, notes, and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies, instrumentalities or political subdivisions, denominated in U.S. dollars, and, at the date of investment, rated at least A or A-2 by Standard & Poor's Corporation ("S&P"), A or Prime-2 by Moody's Investors Service ("Moody's") or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's. A description of corporate bond ratings is contained in the Appendix to the statement of additional information. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph 2 above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Series Fund's investment adviser under the supervision of the Series Fund's Board of Directors.

As stated above in paragraphs 2 and 3, the Money Market Portfolio and short-term portions of the other portfolios may contain obligations of foreign branches of domestic banks and domestic branches of foreign banks, as well as commercial paper, bills, notes, and other obligations issued in the United States by foreign issuers, including foreign governments, their agencies, and instrumentalities. This involves certain additional risks. These risks include future political and economic developments in the country of the issuer, the possible imposition of withholding taxes on interest income payable on such obligations held by the Series Fund, the possible seizure or nationalization of foreign deposits, and the possible establishment of exchange controls or other foreign

*Although the Money Market Portfolio is not available to The Prudential Variable Contract Account-24, any short-term portion of the various portfolios available through subaccounts of that Account may be invested in the types of securities described in this Appendix.

                                A1 - Series Fund
governmental laws or restrictions which might affect adversely the payment of principal and interest on such obligations held by the Series Fund. In addition, there may be less publicly available information about a foreign issuer than about a domestic one, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards, and requirements as domestic issuers. Securities issued by foreign issuers may be subject to greater fluctuations in price than securities issued by U.S. entities. Finally, in the event of a default with respect to any such foreign debt obligations, it may be more difficult for the Series Fund to obtain or to enforce a judgment against the issuers of such securities.

4. Repurchase Agreements. When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Series Fund will not enter into repurchase agreements unless the agreement is "fully collateralized" (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the `loan' including accrued interest). The Series Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. The Series Fund has adopted standards for the parties with whom it will enter into repurchase agreements which it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Series Fund may incur a loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Series Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Series Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

The Series Fund will not enter into repurchase agreements with The Prudential or its affiliates, including Prudential Securities Incorporated. This will not affect the Series Fund's ability to maximize its opportunities to engage in repurchase agreements.

5. Reverse Repurchase Agreements. The Money Market Portfolio may use reverse repurchase agreements, which are described on page 19 of the prospectus. No portfolio may obligate more than 10% of its net assets in connection with reverse repurchase agreements, except that the Diversified Bond and Government Income Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, may obligate up to 30% of their net assets in connection with reverse repurchase agreements and dollar rolls.

6. When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Money Market Portfolio may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the portfolio until delivery and payment take place. At the time the portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such securities in determining its net asset value. The portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Series Fund's custodian bank will maintain in a separate account securities of the portfolio having a value equal to or greater than such commitments. On delivery dates for such transactions, the portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the portfolio chooses to dispose of the right to acquire a when issued security prior to its acquisition, it could, as with the disposition of any other obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the portfolio's net assets would be so committed.


*Although the Money Market Portfolio is not available to The Prudential Variable Contract Account-24, any short-term portion of the various portfolios available through subaccounts of that Account may be invested in the types of securities described in this Appendix.

                                A2 - Series Fund

                                                                    Prudential's

                                                                        Variable

                                                             Appreciable Life(R)

                                                                       Insurance






                                                                     May 1, 1996

                                                                      PROSPECTUS





                                                The Prudential Series Fund, Inc.
                                                                             and
                                     The Prudential Variable Appreciable Account






PVAL-1 Ed 5-96                       The Prudential Insurance Company of America
Catalog No. 646960S

PROSPECTUS
May 1, 1996


THE PRUDENTIAL
VARIABLE APPRECIABLE ACCOUNT

Variable
APPRECIABLE
LIFE(R)___________________
INSURANCE CONTRACTS

PROVIDING FOR THE INVESTMENT
OF ASSETS IN THE
INVESTMENT PORTFOLIOS OF

THE PRUDENTIAL SERIES
FUND, INC.

This prospectus describes two forms of a variable life insurance contract offered by The Prudential Insurance Company of America under the name Variable Appreciable Life(R) Insurance. The first form provides a death benefit that generally remains fixed in an amount chosen by the purchaser and cash surrender values that vary daily. The second form also provides cash surrender values that vary daily but the death benefit will also vary daily. Under both forms of contract, the death benefit will never be less than the "face amount" of insurance chosen by the purchaser. There is no guaranteed minimum cash surrender value.


The assets held for the purpose of paying benefits under these and other similar contracts are segregated from the other assets of The Prudential and are invested in one or more of fifteen investment portfolios of The Prudential Series Fund, Inc. chosen by the contract owner. This prospectus also describes the securities issued by the Series Fund. The contract owner may also choose to have the assets invested in a fixed-rate option or in The Prudential Variable Contract Real Property Account, described in a prospectus attached to this one.


Although it is advantageous to the purchaser to pay a Scheduled Premium amount on the dates due, which are at least once a year but may be more often, purchasers have considerable flexibility as to when and in what amounts they pay premiums.

Before you sign an application to purchase this life insurance contract, you should read this prospectus with care and have any questions you may have answered by your Prudential representative. If you do purchase the contract, you should retain this prospectus for future reference, together with the contract itself that you will receive.

Additional information about the contract and the Series Fund is set forth in a separate Statement of Additional Information which is incorporated by reference into this prospectus. It is available without charge upon request to The Prudential Insurance Company of America at the address shown below.

REPLACING EXISTING INSURANCE WITH A CONTRACT DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE. IF YOU CURRENTLY OWN A LIFE INSURANCE CONTRACT, THE BENEFITS AND COSTS OF PURCHASING ADDITIONAL INSURANCE UNDER THE EXISTING POLICY SHOULD BE COMPARED WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS. IN MAKING THIS COMPARISON, YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   The Prudential Insurance Company of America
                        The Prudential Series Fund, Inc.
                                Prudential Plaza
                          Newark, New Jersey 07102-3777
                        Telephone: (800) 437-4016 Ext. 46

*Appreciable Life is a registered mark of The Prudential.

PVAL-1 Ed 5-96

                                                        TABLE OF CONTENTS                                                       Page


INTRODUCTION AND SUMMARY .....................................................................................................    1
         Brief Description of the Contract ...................................................................................    1
         Fixed Income Portfolios .............................................................................................    3
                  Money Market Portfolio .....................................................................................    3
                  Diversified Bond Portfolio .................................................................................    3
                  Government Income Portfolio ................................................................................    3
                  Zero Coupon Bond Portfolios 2000 and 2005 ..................................................................    3
         Balanced Portfolios .................................................................................................    3
                  Conservative Balanced Portfolio ............................................................................    3
                  Flexible Managed Portfolio .................................................................................    3
         High Yield Bond Portfolios ..........................................................................................    3
                  High Yield Bond Portfolio ..................................................................................    3
         Diversified Stock Portfolios ........................................................................................    3
                  Stock Index Portfolio ......................................................................................    3
                  Equity Income Portfolio ....................................................................................    3
                  Equity Portfolio ...........................................................................................    3
                  Prudential Jennison Portfolio ..............................................................................    4
                  Small Capitalization Stock Portfolio .......................................................................    4
                  Global Portfolio ...........................................................................................    4
         Specialized Portfolios ..............................................................................................    4
                  Natural Resources Portfolio ................................................................................    4
         Real Property Account ...............................................................................................    4
         Fixed-Rate Option ...................................................................................................    4
         Transfers Between Investment Options ................................................................................    4
         Which Investment Option Should Be Selected? .........................................................................    4
         The Scheduled Premium ...............................................................................................    4
         Payment of Substantially Higher Premiums ............................................................................    5
         Contract Loans ......................................................................................................    5
         Variable Appreciable Life Insurance Contracts .......................................................................    5
FINANCIAL HIGHLIGHTS OF THE PORTFOLIOS OF THE SERIES FUND ....................................................................    5

PORTFOLIO RATES OF RETURN ....................................................................................................   14

HYPOTHETICAL ILLUSTRATION OF DEATH BENEFITS AND CASH SURRENDER VALUES ........................................................   15

INFORMATION ABOUT THE ACCOUNT, THE REAL PROPERTY ACCOUNT AND THE
         FIXED RATE OPTION ...................................................................................................   16
         The Prudential Variable Appreciable Account .........................................................................   16
         The Prudential Variable Contract Real Property Account ..............................................................   16
         The Fixed-Rate Option ...............................................................................................   16

DETAILED INFORMATION ABOUT THE CONTRACT ......................................................................................   17
         Requirements for Issuance of a Contract .............................................................................   17
         Contract Forms ......................................................................................................   17
         Short-Term Cancellation Right or "Free Look" ........................................................................   18
         Contract Fees and Charges ...........................................................................................   18
                  Deductions from Premiums ...................................................................................   18
                  Deductions from Portfolios .................................................................................   18
                  Monthly Deductions from Contract Fund ......................................................................   19
                  Daily Deduction from the Contract Fund .....................................................................   20
                  Surrender or Withdrawal Charges ............................................................................   20
                  Transaction Charges ........................................................................................   21
         Contract Date .......................................................................................................   21
         Premiums ............................................................................................................   21
         Allocation of Premiums ..............................................................................................   22
         Transfers ...........................................................................................................   23
         How the Contract Fund Changes with Investment Experience ............................................................   24
         How a Contract's Death Benefit Will Vary ............................................................................   24
         Contract Loans ......................................................................................................   25
         Surrender of a Contract .............................................................................................   26
         Lapse and Reinstatement .............................................................................................   26
                  Fixed Extended Term Insurance ..............................................................................   26
                  Fixed Reduced Paid-Up Insurance ............................................................................   26



                                                                                                                                Page


                  Variable Reduced Paid-Up Insurance .........................................................................   27
                  What Happens If No Request Is Made? ........................................................................   27
         When Proceeds Are Paid ..............................................................................................   27
         Living Needs Benefit ................................................................................................   27
                  Terminal Illness Option ....................................................................................   27
                  Nursing Home Option ........................................................................................   27
         Voting Rights .......................................................................................................   28
         Reports to Contract Owners ..........................................................................................   28
         Tax Treatment of Contract Benefits ..................................................................................   29
         Riders ..............................................................................................................   30
         Participation in Divisible Surplus ..................................................................................   30
         Other Contract Provisions ...........................................................................................   30

FURTHER INFORMATION ABOUT THE SERIES FUND ....................................................................................   30

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS .........................................................................   31
         Fixed Income Portfolios .............................................................................................   31
                  Money Market Portfolio .....................................................................................   31
                  Diversified Bond Portfolio .................................................................................   31
                  Government Income Portfolio ................................................................................   32
                  Zero Coupon Bond Portfolios 2000 and 2005 ..................................................................   34
         Balanced Portfolios .................................................................................................   35
                  Conservative Balanced Portfolio ............................................................................   35
                  Flexible Managed Portfolio .................................................................................   36
         High Yield Bond Portfolios ..........................................................................................   37
                  High Yield Bond Portfolio ..................................................................................   37
         Diversified Stock Portfolios ........................................................................................   38
                  Stock Index Portfolio ......................................................................................   38
                  Equity Income Portfolio ....................................................................................   39
                  Equity Portfolio ...........................................................................................   40
                  Prudential Jennison Portfolio ..............................................................................   40
                  Small Capitalization Stock Portfolio .......................................................................   41
                  Global Portfolio ...........................................................................................   42
         Specialized Portfolios ..............................................................................................   43
                  Natural Resources Portfolio ................................................................................   43
         Foreign Securities ..................................................................................................   44
         Options, Futures Contracts and Swaps ................................................................................   44
         Short Sales .........................................................................................................   44
         Reverse Repurchase Agreements and Dollar Rolls ......................................................................   45
         Loans of Portfolio Securities .......................................................................................   45

INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS .........................................................................   45

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES ..............................................................................   46
         Portfolio Brokerage and Related Practices ...........................................................................   46

STATE REGULATION .............................................................................................................   46

EXPERTS ......................................................................................................................   47

LITIGATION ...................................................................................................................   47

EXPANDED TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION ............................................................   47

ADDITIONAL INFORMATION .......................................................................................................   49

FINANCIAL STATEMENTS .........................................................................................................   49

FINANCIAL STATEMENTS OF THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT ..........................................................   A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE

COMPANY OF AMERICA AND SUBSIDIARIES ..........................................................................................   B1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, ITS STATEMENT OF ADDITIONAL INFORMATION, AND THE PROSPECTUS FOR THE REAL PROPERTY ACCOUNT.

                            INTRODUCTION AND SUMMARY

This section provides only an overview of the more significant provisions of the Contract. It omits details which are provided in the rest of this prospectus, as well as in a Statement of Additional Information which is available to you upon request without charge. A description of the contents of that Statement of Additional Information is on page 47.

As you read this prospectus you should keep in mind that you are considering the purchase of a life insurance contract. Because it is variable life insurance -- and variable life insurance has significant investment aspects and requires you to make investment decisions -- it is also a "security." That is why you have been given this prospectus. Securities which are offered to the public must be registered with the Securities and Exchange Commission, and the prospectus that is a part of the registration statement must be given to all prospective buyers. But because a substantial part of your premium pays for life insurance that will pay to your beneficiary, in the event of your death, an amount far exceeding your total premium payments, you should not buy this contract unless a major reason for the purchase is to provide life insurance protection. Because the contract provides whole-life or permanent insurance, it also serves a second important objective. It can be expected to provide an increasing cash surrender value that can be used during your lifetime.

Brief Description of the Contract

The Variable Appreciable Life Insurance Contract (referred to from now on as the "Contract") is issued and sold by The Prudential Insurance Company of America ("The Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in all 50 states, the District of Columbia and Guam. It is also registered as a broker and dealer under The Securities and Exchange Act of 1934 and as an investment adviser under The Investment Advisers Act of 1940. The Prudential's consolidated financial statements begin on page B1.

The Contract is a form of flexible premium variable life insurance. It is built around a Contract Fund, the amount of which changes every business day. That amount represents the value of your Contract on that day although you will have to pay a surrender charge if you decide to surrender the Contract during the first ten Contract years.


A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. The Prudential has established a separate account, like a separate division within the Company, called The Prudential Variable Appreciable Account (from now on, the "Account"). Whenever you pay a premium, The Prudential first deducts certain charges (described below) and, unless you decide otherwise (as explained below) puts the remainder -- often called the "net premium" -- into the Account, where it is combined with the net premiums from all other contracts like this one. The money in the Account, including your Contract Fund, is then invested in the following way. The Account is divided into fifteen subaccounts and you must decide which subaccount or subaccounts will hold the assets of your Contract Fund. The money allocated to each subaccount is immediately invested in a corresponding portfolio of The Prudential Series Fund, Inc. (from now on the "Series Fund"). Those fifteen portfolios are described in more detail below. Each has a different investment objective (for example, common stocks, bonds, money market securities, government securities) so that you have a wide range of investment options to choose from.

You also have two additional options which are regulated differently from the other fifteen because neither one is an investment company registered under the Investment Company Act of 1940. The first of these is a fixed-rate option that increases the portion of your Contract Fund allocated to this option at a guaranteed rate of interest. The remaining option is a real property option which invests in income-producing real property. It is described in a separate prospectus that is attached to this one. Thus your Contract Fund value changes every day depending upon the change in the value of the particular portfolios (or the other two investment options) that you have selected for the investment of your Contract Fund.


Although the selection of any of the investment portfolios or of the real property option offers the possibility that your Contract Fund value will increase if there is favorable investment performance, you are subject to the risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See Which Investment Option Should Be Selected, page 4. If you select the fixed-rate option, you are credited with a stated rate of interest but you assume the risk that this rate may change in later years.

The Prudential deducts certain charges from each premium payment and from the amounts held in the designated investment options. In addition, The Prudential makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under Contract Fees and Charges, on page 18. In brief, and subject to that fuller description, the following diagram outlines the charges which may be made:

--------------------------------------------------------------------------------
                                 Premium Payment
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             o less charge for taxes
                               attributable to premiums
                             o less $2 processing fee
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             Invested Premium Amount

o    To be invested in one or a combination of:

     o    The Investment Portfolios of the Series Fund described below

     o    The Fixed-Rate Option

     o    The Real Property Account
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Daily Charges

o    Management  fees and expenses  are  deducted  from the assets of the Series
     Fund.

o A daily charge equivalent to an annual rate of up to 0.9% is deducted from the assets of the variable investment options for mortality and expense risks.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 Monthly Charges

o A sales charge is currently deducted from the Contract Fund in the amount of1/2of 1% of the primary annual premium.

o The Contract Fund is reduced by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.


o The Contract Fund is reduced by an administrative charge of up to $3 per Contract and $0.03 per $1,000 of face amount of insurance; if the face amount of the Contract is greater than $100,000 or if premiums are paid under the Pru-Matic Plan, the charge is reduced.


o A charge for anticipated mortality is deducted, with the maximum charge based on the Non-Smoker/Smoker 1980 CSO Tables.

o If the Contract includes riders, a deduction from the Contract Fund will be made for charges applicable to those riders; a deduction will also be made if the rating class of the insured results in an extra charge.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Possible Additional Charges

o If the Contract lapses or is surrendered during the first 10 years, a contingent deferred sales charge is assessed; the maximum contingent deferred sales charge during the first 5 years is 50% of the first year's primary annual premium but this charge is both subject to other important limitations and reduced for Contracts that have been in force for more than 5 years.

o If the Contract lapses or is surrendered during the first 10 years, a contingent deferred administrative charge is assessed; during the first 5 years, this charge equals $5 per $1,000 of face amount and it begins to decline uniformly after the fifth Contract year so that it disappears on the tenth Contract anniversary.

o An administrative processing charge of up to $15 will be made in connection with each withdrawal of excess cash surrender value or a decrease in face amount.
--------------------------------------------------------------------------------


An important feature of the Contract is its death benefit. You have a choice of two different forms of the Contract which differ in the amount of the death benefit. Under Contract Form A the death benefit will generally be equal to the face amount of insurance. It can never be less than this amount, but it is possible, after the Contract has been held for many years, that the Contract Fund will become so large that The Prudential -- to meet certain requirements of the Internal Revenue Code -- will increase the death benefit. Under Contract Form B, the death benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the death benefit under Form B, as is true under Form A, will never be less than the initial face amount and it may also increase to satisfy Internal Revenue Code requirements. Throughout this prospectus the word "Contract" refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum cash surrender value.

When you first buy the Contract you give instructions to The Prudential as to which subaccounts (and, therefore, which corresponding portfolios of the Series
Fund) you wish your Contract Fund invested. Thereafter you may make changes in these allocations either in writing or by telephone. The investment objectives of each portfolio, described more fully at pages 31 to 43 of this prospectus, and of the other two investment options are as follows:

Fixed Income Portfolios

Money Market Portfolio. The maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality short-term debt obligations. The rate of return will generally follow the fluctuations in short term interest rates.


Diversified Bond Portfolio (formerly the Bond Portfolio). A high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities that provide attractive yields but do not involve substantial risk of loss of capital through default. The securities will be of investment grade and should result in higher returns, but market value will fluctuate inversely with changes in interest rates of longer maturities.

Government Income Portfolio (formerly the Government Securities Portfolio). Achievement of a high level of income over the longer term consistent with the preservation of capital through investment primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government. At least 65% of the total assets of the portfolio will be invested in U.S. Government securities. The rate of return is likely to be somewhat lower than that of the Diversified Bond Portfolio, but the risk of loss through default is significantly lower. Market value will also vary inversely with changes in interest rates.

Zero Coupon Bond Portfolios 2000 and 2005. Achievement of the highest predictable compounded investment return for a specific period of time, consistent with the safety of invested capital, by investing primarily in debt obligations of the United States Treasury and investment-grade corporations that have been issued without interest coupons or stripped of their unmatured interest coupons, in interest coupons that have been stripped from such debt obligations, and receipts and in certificates for such stripped debt obligations and stripped coupons (collectively "stripped securities"). The two portfolios differ only in their liquidation dates, which for each portfolio is November 15 of the specified year. Market values are subject to greater fluctuations in interest rates than they are for the other fixed-income portfolios so that redemption, by transfer or otherwise prior to the maturity date could result in a loss.


Balanced Portfolios


Conservative Balanced Portfolio (formerly the Conservatively Managed Flexible Portfolio). Achievement of a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

Flexible  Managed   Portfolio   (formerly  the  Aggressively   Managed  Flexible
Portfolio). Achievement of a high total return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.


High Yield Bond Portfolios

High Yield Bond Portfolio. Achievement of a high total return through investment in high yield/high risk fixed income securities in the medium to low quality ranges. These securities are sometimes known as "junk bonds." Even higher returns are likely to be achieved but with greater risk of loss because of investment in lower grade speculative debt securities.

Diversified Stock Portfolios

Stock Index Portfolio. Achievement of investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate by following a policy of attempting to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.


Equity Income Portfolio (formerly the High Dividend Stock Portfolio). Both current income and capital appreciation through investment primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index.

Equity Portfolio (formerly the Common Stock Portfolio). Capital appreciation through investment primarily in common stocks of companies, including major established corporations as well as smaller capitalization companies, that appear to offer attractive prospects of price appreciation that is superior to broadly-based stock indices. Current income, if any, is incidental. Higher total return, through assumption of greater risk, can be expected from this portfolio. As with all the equity portfolios, significant fluctuations in market value can be expected, with losses in some years.

Prudential Jennison Portfolio (formerly the Growth Stock Portfolio). Long-term growth of capital through investment primarily in equity securities of established companies with above-average growth prospects. Current income, if any, is incidental.


Small Capitalization Stock Portfolio. Long-term growth of capital through investment primarily in equity securities of publicly-traded companies with small market capitalization. Current income, if any, is incidental.


Global Portfolio (formerly the Global Equity Portfolio). Long-term growth of capital through investment primarily in common stock and common stock equivalents of foreign and domestic issuers. Current income, if any, is incidental. While the characteristics of this portfolio are similar to other equity portfolios, there will be an additional risk because the portfolio invests a significant portion of its assets in foreign securities.


Specialized Portfolios

Natural Resources Portfolio. Long-term growth of capital through investment primarily in common stocks and convertible securities of "natural resource companies" and in securities (typically debt securities and preferred stock) the terms of which are related to the market value of a natural resource. While the characteristics of this portfolio are similar to the other equity portfolios, there will be additional risk because the portfolio is concentrated in a limited number of sectors.

Real Property Account. High current income plus capital appreciation through investment in a partnership whose assets are primarily 100%-owned unmortgaged commercial real property and mortgages on real properties.

Investment in real property is also subject to fluctuations in market values.

Fixed-Rate Option. Guarantee against loss of principal plus income at a rate which may change at yearly intervals, but will never be lower than an effective annual rate of 4%.

Transfers Between Investment Options

You may at any time change the instructions for the allocation of your premiums to the various investment options. You may also transfer amounts held in one option to another. There are restrictions upon transfers out of the Real Property Account and the fixed-rate option which The Prudential may waive.

Which Investment Option Should Be Selected?


Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, or Natural Resources Portfolios may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves somewhat different policies and investment risks.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Government Income or Diversified Bond Portfolios. There may be times when you desire even greater safety of principal and may then prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. Money invested in a Zero Coupon Bond Portfolio and held to its liquidation date will realize a predictable return, although the portfolio's value may fluctuate significantly with changes in interest rates prior to its liquidation date. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that with higher yielding, lower quality bonds the risks are greater. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on The Prudential's judgment for an appropriate asset mix by choosing one of the Balanced Portfolios. The Real Property Account permits you to diversify your investment under the Contract to include an interest in a pool of income-producing real property, and real estate is often considered to be a hedge against inflation.


You should make a choice that takes into account how willing you are to accept investment risks, the manner in which your other assets are invested, and your own predictions about what investment results are likely to be in the future. The Prudential does recommend against frequent transfers among the several options as experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

The Scheduled Premium

Your Contract sets forth an annual Scheduled Premium, or one that is payable more frequently, such as monthly. The Prudential guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest), the death benefit will be paid upon the death of the insured. The Contract will not lapse even if investment experience is unexpectedly so unfavorable that the Contract Fund value drops to below zero.

Your Scheduled Premium consists of two amounts. The first or initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the "Premium Change Date"). The second amount is the guaranteed maximum amount payable after the Premium Change Date. See Premiums, page 21.

Payment of Substantially Higher Premiums


The payment of premiums in excess of scheduled premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See Premiums, page 21 and Tax Treatment of Contract Benefits, page 29.


Contract Loans

The Contract permits the owner to borrow up to 90% of the amount of the cash surrender value (100% of the portion allocated to the fixed-rate option) on favorable terms. See Contract Loans, page 25. When a loan is made, the amount held under the investment options described above is reduced, proportionately, by the amount of the loan.




Variable Appreciable Life Insurance Contracts

The Prudential Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, it differs in two important ways. First, The Prudential guarantees that if the Scheduled Premiums are paid when due, or within the grace period (or missed premiums are paid later with interest), the Contract will not lapse and the face amount of insurance will be paid upon the death of the insured even if, because of unfavorable investment experience, the Contract Fund value should drop to below zero. Second, if all premiums are not paid when due (or made up), the Contract will not lapse as long as the Contract Fund is higher than a stated amount set forth in a table in the Contract -- an amount that increases each year and in later years becomes quite high; it is called the "Tabular Contract Fund." The Contract lapses when the Contract Fund falls to below this stated amount, rather than when it drops to zero. Thus, when a Variable Appreciable Life Contract lapses, it may still have considerable value and you will, therefore, have a substantial incentive to reinstate it, as well as an opportunity to make a considered decision whether to do so or to take, in one form or another, the cash surrender value. In effect, The Prudential provides an early and timely warning against the imprudent use of the flexibility provided by the Contract.


In the following pages of this prospectus we describe in much greater detail all of the provisions of the Contract. That description is preceded by two sets of tables. The first set provides, in condensed form, financial information about the portfolios of the Series Fund, beginning on the date each of them was first established. The second set shows what the cash surrender values and death benefits would be under a Contract issued on a hypothetical person, making certain assumptions. These tables show generally how the values under the Contract would vary, with different investment performances.

              FINANCIAL HIGHLIGHTS OF THE PORTFOLIOS OF THE SERIES
                                      FUND


The tables that follow provide information about the annual investment income, capital appreciation and expenses of the 15 portfolios of the Series Fund that were available as of December 31, 1995 for each year, beginning with the year after the Series Fund was established. They are prepared on a per share basis and therefore provide useful information about the investment performance of each portfolio.


Note, however, that these tables do not tell you how your Contract Fund would have changed during this period because they do not reflect the deductions from the Contract Fund other than the deductions for the investment management fees and expenses.

                   THE PRUDENTIAL SERIES FUND, INC. FINANCIAL
                                   HIGHLIGHTS


        To be filed by Post-Effective Amendment pursuant to Rule 485(b).



                                        6-13

                            PORTFOLIO RATES OF RETURN



        To be filed by Post-Effective Amendment pursuant to Rule 485(b).

                          HYPOTHETICAL ILLUSTRATION OF
                    DEATH BENEFITS AND CASH SURRENDER VALUES

The four tables that follow show how the death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, each of which is described below. All four tables assume, first, that a Contract with a face amount of $100,000 has been bought by a 35 year old man in a preferred rating class. It is assumed that the Scheduled Premium of $894.06 is paid on each anniversary date, and that the deduction for taxes attributable to premiums is 3.25%. The first table assumes that a Form A Contract has been purchased and the second table assumes that a Form B Contract has been purchased. Both assume that the current charges will continue for the indefinite future. They assume also that a termination dividend will be paid, since that is The Prudential's current intention, upon death or surrender after the 16th year. The third and fourth tables are based upon the same assumptions except that it is assumed that the maximum charges permitted by the Contract have been made from the beginning and that no termination dividends are paid. In effect, the third and fourth tables represent a kind of "worst case" scenario.


Another assumption is that the Contract Fund has been invested in equal amounts in each of the 15 available portfolios of the Series Fund. Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return, that is, that the average value of the Contract Fund will uniformly be adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. These, of course, are unrealistic assumptions since actual returns will fluctuate from year to year. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following tables shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested in a savings account paying 4% compounded interest. Of course, if that were done, there would be no life insurance protection. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. Note that a gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of income and capital appreciation of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects an average total annual expenses of the 15 portfolios of 0.55%, and the daily deduction from the Contract Fund of 0.6% per year for the first two tables, which are based on current charges, and 0.9% per year for the two tables that are based upon maximum charges. For Contracts with face amounts of less than $100,000, the current charge is 0.9% per year. Thus, assuming maximum charges, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.45%, 2.55%, 6.55% and 10.55% respectively. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.


The amounts shown assume that there is no loan. The cash surrender values shown for the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years. For years after the tenth, the cash surrender values are equal to the Contract Fund value, plus any termination dividend.

Note that under the Form B Contract the death benefit changes to reflect investment returns, while under the Form A Contract the death benefit increases only when the cash surrender value becomes quite large (the small increase in death benefit in years 20 to 35 reflects a termination dividend, not investment results). Correspondingly, the cash surrender values under the Form A Contract are slightly larger than those under the Form B Contract.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for a 35 year old woman or a 50 year old man. To take a second example, the death benefit and cash surrender values under a $50,000 Contract cannot be determined by dividing by two the amount shown in a table for a $100,000 Contract. Your Prudential representative can provide you with a comparable hypothetical illustration for a person of your own age, sex, and rating class. You can obtain an illustration using premium amounts and payment patterns that you wish to follow. You may use assumed gross returns different than those shown in the tables, although they may not be higher than 12%.

                                  ILLUSTRATIONS
                                  -------------

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                        USING CURRENT CONTRACTUAL CHARGES

                                             Death Benefit (2)                                     Cash Surrender Value (2)
                             ----------------------------------------------------  -------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                          Annual Investment Return of
   End of     Accumulated    ----------------------------------------------------  -------------------------------------------------
   Policy    at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross     0% Gross    4% Gross     8% Gross    12% Gross
    Year      Per Year (3)   (-1.15% Net)  (2.85% Net)  (6.85% Net)  (10.85% Net) (-1.15% Net) (2.85% Net)  (6.85% Net) (10.85% Net)
   ------    --------------  ------------  -----------  -----------  ------------ ------------ -----------  -----------  -----------
      1         $    930       $100,000     $100,000     $100,000      $100,000      $     0      $     0     $      0      $      0
      2         $  1,897       $100,000     $100,000     $100,000      $100,000      $   273      $   352     $    433      $    516
      3         $  2,903       $100,000     $100,000     $100,000      $100,000      $   761      $   914     $  1,075      $  1,245
      4         $  3,948       $100,000     $100,000     $100,000      $100,000      $ 1,232      $ 1,481     $  1,751      $  2,045
      5         $  5,036       $100,000     $100,000     $100,000      $100,000      $ 1,685      $ 2,053     $  2,464      $  2,922
      6         $  6,167       $100,000     $100,000     $100,000      $100,000      $ 2,373      $ 2,883     $  3,470      $  4,142
      7         $  7,344       $100,000     $100,000     $100,000      $100,000      $ 3,046      $ 3,724     $  4,525      $  5,468
      8         $  8,568       $100,000     $100,000     $100,000      $100,000      $ 3,696      $ 4,566     $  5,622      $  6,901
      9         $  9,840       $100,000     $100,000     $100,000      $100,000      $ 4,323      $ 5,410     $  6,766      $  8,455
     10         $ 11,164       $100,000     $100,000     $100,000      $100,000      $ 4,924      $ 6,252     $  7,957      $ 10,140
     15         $ 18,618       $100,000     $100,000     $100,000      $100,000      $ 6,566      $ 9,461     $ 13,758      $ 20,140
     20         $ 27,688       $101,115     $101,115     $101,115      $101,115      $ 8,477      $13,582     $ 22,459      $ 37,922
     25         $ 38,723       $102,229     $102,229     $102,229      $126,807      $ 9,524      $17,428     $ 33,767      $ 67,221
 30 (Age 65)    $ 52,149       $102,225     $102,225     $102,225      $187,948      $ 7,483      $18,819     $ 47,202      $112,671
     35         $ 88,305       $102,455     $102,455     $102,455      $275,357      $21,092      $37,151     $ 65,482      $184,655
     40         $132,295       $102,672     $102,672     $121,997      $402,438      $31,034      $57,205     $ 90,604      $297,264
     45         $185,816       $102,863     $102,863     $152,950      $590,020      $35,265      $80,898     $122,553      $471,103

(1) If premiums are paid more frequently than annually, the initial payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The ultimate payments would be $2,411.37 semi-annually, $1,218.60 quarterly or $410.34 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the second Scheduled Premium will be $4,726.61. For a gross return of 4%, the second Scheduled Premium will be $4,412.98. For a gross return of 8%, the second Scheduled Premium will be $894.06. For a gross return of 12%, the second Scheduled Premium will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY THE PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T1

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                        USING CURRENT CONTRACTUAL CHARGES

                                            Death Benefit (2)                                     Cash Surrender Value (2)
                            ----------------------------------------------------  --------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
               Premiums                 Annual Investment Return of                          Annual Investment Return of
   End of    Accumulated    ----------------------------------------------------  --------------------------------------------------
   Policy   at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross     0% Gross    4% Gross     8% Gross     12% Gross
    Year     Per Year (3)   (-1.15% Net)  (2.85% Net)  (6.85% Net)  (10.85% Net) (-1.15% Net) (2.85% Net)  (6.85% Net)  (10.85% Net)
   ------   --------------  ------------  -----------  -----------  ------------ ------------ -----------  -----------  ------------
      1        $    930       $100,000     $100,000     $100,022      $100,050      $     0      $     0      $     0      $      0
      2        $  1,897       $100,000     $100,000     $100,062      $100,145      $   218      $   296      $   377      $    460
      3        $  2,903       $100,000     $100,000     $100,120      $100,290      $   705      $   857      $ 1,018      $  1,187
      4        $  3,948       $100,000     $100,000     $100,201      $100,493      $ 1,191      $ 1,439      $ 1,708      $  2,000
      5        $  5,036       $100,000     $100,000     $100,305      $100,761      $ 1,675      $ 2,041      $ 2,449      $  2,905
      6        $  6,167       $100,000     $100,000     $100,485      $101,153      $ 2,369      $ 2,878      $ 3,460      $  4,128
      7        $  7,344       $100,000     $100,000     $100,696      $101,632      $ 3,043      $ 3,717      $ 4,512      $  5,448
      8        $  8,568       $100,000     $100,000     $100,940      $102,207      $ 3,692      $ 4,558      $ 5,605      $  6,872
      9        $  9,840       $100,000     $100,000     $101,220      $102,890      $ 4,319      $ 5,401      $ 6,743      $  8,413
     10        $ 11,164       $100,000     $100,000     $101,538      $103,692      $ 4,921      $ 6,242      $ 7,926      $ 10,080
     15        $ 18,618       $100,000     $100,000     $103,802      $110,018      $ 6,563      $ 9,443      $13,641      $ 19,857
     20        $ 27,688       $101,115     $101,115     $109,180      $124,036      $ 8,537      $13,663      $22,244      $ 37,100
     25        $ 38,723       $102,229     $102,381     $117,885      $149,586      $ 9,651      $17,651      $33,155      $ 64,856
 30 (Age 65)   $ 52,149       $102,225     $104,159     $130,070      $193,244      $ 7,674      $19,159      $45,070      $108,244
     35        $ 88,175       $102,455     $106,807     $128,946      $266,449      $21,423      $37,108      $59,247      $178,708
     40        $132,007       $102,672     $111,053     $131,964      $392,900      $31,646      $55,880      $76,791      $290,235
     45        $185,334       $102,863     $117,595     $141,056      $581,032      $36,346      $75,122      $98,583      $463,935

(1) If premiums are paid more frequently than annually, the initial payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The ultimate payments would be $2,411.37 semi-annually, $1,218.60 quarterly or $410.34 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the second Scheduled Premium will be $4,726.61. For a gross return of 4%, the second Scheduled Premium will be $4,389.87. For a gross return of 8%, the second Scheduled Premium will be $894.06. For a gross return of 12%, the second Scheduled Premium will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY THE PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T2

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                             Death Benefit (2)                                    Cash Surrender Value (2)
                             ---------------------------------------------------- --------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                         Annual Investment Return of
   End of     Accumulated    ---------------------------------------------------- --------------------------------------------------
   Policy    at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross     0% Gross    4% Gross     8% Gross    12% Gross
    Year      Per Year (3)   (-1.45% Net)  (2.55% Net)  (6.55% Net)  (10.55% Net) (-1.45% Net) (2.55% Net)  (6.55% Net) (10.55% Net)
   ------    --------------  ------------  -----------  -----------  ------------ ------------ -----------  ----------- ------------
      1         $    930       $100,000     $100,000     $100,000      $100,000      $    0      $     0     $      0      $      0
      2         $  1,897       $100,000     $100,000     $100,000      $100,000      $  267      $   346     $    427      $    510
      3         $  2,903       $100,000     $100,000     $100,000      $100,000      $  750      $   902     $  1,062      $  1,232
      4         $  3,948       $100,000     $100,000     $100,000      $100,000      $1,215      $ 1,461     $  1,730      $  2,022
      5         $  5,036       $100,000     $100,000     $100,000      $100,000      $1,659      $ 2,024     $  2,431      $  2,886
      6         $  6,167       $100,000     $100,000     $100,000      $100,000      $2,288      $ 2,792     $  3,372      $  4,036
      7         $  7,344       $100,000     $100,000     $100,000      $100,000      $2,902      $ 3,567     $  4,354      $  5,281
      8         $  8,568       $100,000     $100,000     $100,000      $100,000      $3,491      $ 4,340     $  5,371      $  6,622
      9         $  9,840       $100,000     $100,000     $100,000      $100,000      $4,057      $ 5,110     $  6,426      $  8,069
     10         $ 11,164       $100,000     $100,000     $100,000      $100,000      $4,597      $ 5,875     $  7,519      $  9,631
     15         $ 18,618       $100,000     $100,000     $100,000      $100,000      $5,922      $ 8,626     $ 12,665      $ 18,694
     20         $ 27,688       $100,000     $100,000     $100,000      $100,000      $6,196      $10,776     $ 18,817      $ 32,934
     25         $ 38,723       $100,000     $100,000     $100,000      $106,835      $4,691      $11,467     $ 25,775      $ 55,736
 30 (Age 65)    $ 52,149       $100,000     $100,000     $100,000      $153,081      $  114      $ 9,162     $ 33,113      $ 91,034
     35         $ 90,072       $100,000     $100,000     $100,000      $214,200      $8,187      $21,463     $ 51,929      $143,009
     40         $136,211       $100,000     $100,000     $105,742      $297,951      $8,551      $30,173     $ 77,922      $219,563
     45         $192,347       $100,000     $100,000     $138,439      $412,067      $    0      $30,745     $110,401      $328,611

(1) If premiums are paid more frequently than annually, the payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the second Scheduled Premium will be $4,726.61; for a gross return of 4% the second Scheduled Premium will be $4,726.61; for a gross return of 8% the second Scheduled Premium will be $2,950.08; for a gross return of 12% the second Scheduled Premium will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY THE PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T3

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                            Death Benefit (2)                                    Cash Surrender Value (2)
                            ---------------------------------------------------- ---------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
               Premiums                 Annual Investment Return of                         Annual Investment Return of
   End of    Accumulated    ---------------------------------------------------- ---------------------------------------------------
   Policy   at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross     12% Gross
    Year     Per Year (3)   (-1.45% Net)  (2.55% Net)  (6.55% Net)  (10.55% Net) (-1.45% Net)  (2.55% Net)  (6.55% Net) (10.55% Net)
   ------   --------------  ------------  -----------  -----------  ------------ ------------  -----------  -----------  -----------
      1        $    930       $100,000     $100,000     $100,020      $100,048       $    0      $     0     $      0      $      0
      2        $  1,897       $100,000     $100,000     $100,056      $100,139       $  212      $   290     $    371      $    454
      3        $  2,903       $100,000     $100,000     $100,108      $100,277       $  694      $   845     $  1,005      $  1,174
      4        $  3,948       $100,000     $100,000     $100,180      $100,471       $1,174      $ 1,420     $  1,687      $  1,978
      5        $  5,036       $100,000     $100,000     $100,273      $100,725       $1,649      $ 2,012     $  2,417      $  2,869
      6        $  6,167       $100,000     $100,000     $100,388      $101,048       $2,285      $ 2,787     $  3,363      $  4,023
      7        $  7,344       $100,000     $100,000     $100,526      $101,446       $2,899      $ 3,561     $  4,342      $  5,262
      8        $  8,568       $100,000     $100,000     $100,690      $101,929       $3,488      $ 4,333     $  5,355      $  6,594
      9        $  9,840       $100,000     $100,000     $100,882      $102,507       $4,054      $ 5,102     $  6,405      $  8,030
     10        $ 11,164       $100,000     $100,000     $101,104      $103,189       $4,594      $ 5,866     $  7,492      $  9,577
     15        $ 18,618       $100,000     $100,000     $102,733      $108,606       $5,919      $ 8,616     $ 12,572      $ 18,445
     20        $ 27,688       $100,000     $100,000     $105,456      $118,899       $6,193      $10,765     $ 18,520      $ 31,963
     25        $ 38,723       $100,000     $100,000     $109,605      $137,023       $4,688      $11,453     $ 24,875      $ 52,293
 30 (Age 65)   $ 52,149       $100,000     $100,000     $115,485      $167,449       $  112      $ 9,145     $ 30,485      $ 82,449
     35        $ 90,072       $100,000     $100,000     $120,259      $198,068       $8,184      $21,441     $ 50,560      $128,369
     40        $136,211       $100,000     $100,000     $129,182      $269,782       $8,547      $30,141     $ 74,009      $198,805
     45        $192,347       $100,000     $100,000     $143,749      $375,417       $    0      $30,693     $101,276      $299,384

(1) If premiums are paid more frequently than annually, the payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the second Scheduled Premium will be $4,726.61; for a gross return of 4% the second Scheduled Premium will be $4,726.61; for a gross return of 8% the second Scheduled Premium will be $3,902.07; for a gross return of 12% the second Scheduled Premium will be $1,135.16. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY THE PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T4

                         INFORMATION ABOUT THE ACCOUNT,
                        THE REAL PROPERTY ACCOUNT AND THE
                                FIXED RATE OPTION

The Prudential Variable Appreciable Account.

The Account was established on August 11, 1987 under New Jersey law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of The Prudential's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of The Prudential. The Prudential is also the legal owner of the assets in the Account. But The Prudential will at all times maintain assets in the Account with a total market value at least equal to the liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business The Prudential conducts. Accordingly, Contract owners, under New Jersey law, have a prior claim to these assets. In addition to these assets, the Account's assets may include funds contributed by The Prudential to commence operation of the Account and may include accumulations of the charges The Prudential makes against the Account. From time to time these additional assets will be withdrawn by The Prudential but before making any such withdrawal, The Prudential will consider any possible adverse impact the withdrawal might have on the Account.


The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of The Prudential. There are currently fifteen subaccounts within the Account that are available investments under the Contract. Additional subaccounts may be added in the future. The Account's financial statements begin on page A1.


The Prudential Variable Contract Real Property Account.

The  Prudential  Variable  Contract  Real Property  Account (the "Real  Property
Account") is a separate account of The Prudential that, through a general partnership formed by The Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. It is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the value of assets.

The Partnership has entered into an investment management agreement with The Prudential, under which The Prudential selects the properties and other investments held by the Partnership. The Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, and restrictions, its charges and expenses, the risks associated with investment therein, the Partnership's investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account, which should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives will be met.

The Fixed-Rate Option.

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and The Prudential has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and The Prudential has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, subject The Prudential and its directors to civil liability if that results in any damage.

As  explained  earlier,  you may  elect  to  allocate,  either  initially  or by transfer, all or part of the amount credited under the Contract to the fixed-rate option, and the amount so allocated or transferred becomes part of The Prudential's general assets. Sometimes this is referred to as The Prudential's general account, which consists of all assets owned by The Prudential other than those in the Account and in other separate accounts that have been or may be established by The Prudential. Subject to applicable law, The Prudential has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, The Prudential guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that The Prudential declares periodically. This rate may not be less than an effective annual rate of 4%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year. See Contract Date, page 21. Thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. The Prudential reserves the right to change this practice. The Prudential is not obligated to credit interest at a higher rate than 4%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. At least annually and on request, a Contract owner will be advised of the interest rates that currently apply to his or her Contract.

Transfers from the fixed-rate option are subject to strict limits. (See Transfers, page 23). The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months (see When Proceeds Are Paid, page 27).

                     DETAILED INFORMATION ABOUT THE CONTRACT

Requirements for Issuance of a Contract

Generally, the minimum initial guaranteed death benefit that can be applied for is $60,000; however, higher minimums apply to insureds over the age of 75. Insureds 14 years of age or less may apply for a minimum initial guaranteed death benefit of $40,000, which will increase by 50% at age 21. The Contract may generally be issued on insureds below the age of 81. Before issuing any Contract, The Prudential requires evidence of insurability, which may include a medical examination. Non-Smokers who meet preferred underwriting requirements are offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may be issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract which is individually underwritten. These are the current underwriting requirements. The Prudential reserves the right to change them on a non-discriminatory basis.

Contract Forms

A purchaser may select either of two forms of the Contract. The Scheduled Premiums shown in the Contract will be the same for a given insured, regardless of which Contract Form is chosen. Contract Form A has a death benefit equal to the initial face amount of insurance. The death benefit of a Form A Contract does not vary with the investment performance of the investment options selected by the owner, unless the death benefit is increased to ensure that the Contract meets the Internal Revenue Code's definition of life insurance. See How a Contract's Death Benefit Will Vary, page 24. Favorable investment results of the investment options to which the assets related to the Contract are allocated and payment of greater than Scheduled Premiums will generally result in increases in the cash surrender value. See How the Contract Fund Changes With Investment Experience, page 24.

Contract Form B also has an initial face amount of insurance but favorable investment performance and payment of greater than Scheduled Premiums generally result in an increase in the death benefit and, over time, in a lesser increase in the cash surrender value than under the Form A Contract. See How the Contract Fund Changes With Investment Experience, page 24 and How a Contract's Death Benefit Will Vary, page 24. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value.

Purchasers should select the form that best meets their needs and objectives. All permanent insurance provides both protection for beneficiaries in the event of death and the opportunity to accumulate savings for possible use in later years. The Prudential's Variable Appreciable Life Contract provides more flexible investment opportunities than do more conventional life insurance policies because it permits the owner to decide how the assets held under the Contract will be invested, because it permits considerable flexibility in determining the amount and timing of premium payments, because it permits adjustment of the face amount of insurance (subject, in the case of an increase, to evidence of insurability), and because favorable investment returns result in an increase in Contract values. Purchasers who prefer to have favorable investment results and greater than Scheduled Premiums reflected in part in the form of an increased death benefit should choose Contract Form B. Purchasers who are satisfied with the amount of their insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing cash surrender values should choose Contract Form A.

In choosing a Contract form, purchasers should also consider whether they intend to use the withdrawal feature. Purchasers of Form A Contracts should note that an early withdrawal may result in a portion of the surrender charge being deducted from the Contract Fund. Furthermore, a purchaser of a minimum face amount Form A Contract cannot make withdrawals unless the Contract's death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance. Purchasers of Form B Contracts will not incur a surrender charge for a withdrawal and are not precluded from making withdrawals if they purchase a minimum size Contract. See Withdrawal of Excess Cash Surrender Value in the Statement of Additional Information. Withdrawal of part of the cash surrender value may have tax consequences, see Tax Treatment of Contract Benefits, page 29.

Short-Term Cancellation Right or "Free Look"

Generally, you may return the Contract for a refund within 10 days after you receive it, within 45 days after Part I of the application for insurance is signed, or within 10 days after The Prudential mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to The Prudential Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience in the value of the invested portion of the premiums, calculated as if no charges had been made against the Account or the Series Fund. However, if applicable law so requires, if you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.

Contract Fees and Charges

This section provides a detailed description of each charge that is described briefly in the chart on page 2, and an explanation of the purpose of the charge.


In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, will be the highest charge that The Prudential is entitled to make under the Contract. The "current charge" is the lower amount that The Prudential is now charging. However, if circumstances change, The Prudential reserves the right to increase each current charge, up to but to no more than the maximum charge, without giving any advance notice.


A Contract owner may add several "riders" to the Contract which provide additional benefits, which are charged for separately. The statement and description of charges that follows assumes there are no riders to the Contract.

Deductions from Premiums


(a) A charge for taxes attributable to premiums is deducted from each premium payment. That charge is currently made up of two parts. The first part is in an amount equal to the state or local premium tax. It varies from state to state and generally ranges from 0.75% to 5% (but in some instances can exceed 5%) of the premium received by The Prudential. The second part is for federal income taxes measured by premiums and it is equal to 1.25% of the premium. The Prudential believes that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 1995 and 1994, The Prudential deducted a total of approximately $xx,xxx,xxx and $22,131,000, respectively, in taxes attributable to premiums.

(b) A charge of $2 is deducted from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year. During 1995 and 1994, The Prudential received a total of approximately $xx,xxx,xxx and $28,372,000, respectively, in processing charges.


Deductions from Portfolios

(a) An investment advisory fee is deducted daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio.


(b) The expenses incurred in conducting the investment operations of the portfolios (such as investment advisory fees, custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio. The total expenses of each portfolio for the year 1995 expressed as a percentage of the average assets during the year are shown below:

--------------------------------------------------------------------------------
                                   Investment           Other            Total
Portfolio                           Advisory          Expenses *      Expenses *
                                       Fee
--------------------------------------------------------------------------------
Money Market                          0.40%             0.04%            0.44%
Diversified Bond                      0.40%             0.04%            0.44%
Government Income                     0.40%             0.05%            0.45%
Zero Coupon Bond 2000                 0.40%             0.00%            0.40%
Zero Coupon Bond 2005                 0.40%             0.00%            0.40%
Conservative Balanced                 0.55%             0.03%            0.58%
Flexible Managed                      0.60%             0.03%            0.63%
High Yield Bond                       0.55%             0.06%            0.61%
Stock Index                           0.35%             0.03%            0.38%
Equity Income                         0.40%             0.03%            0.43%
Equity                                0.45%             0.03%            0.48%
Prudential Jennison                   0.60%             0.19%            0.79%
Small Capitalization Stock            0.40%             0.20%            0.60%
Global                                0.75%             0.31%            1.06%
Natural Resources                     0.45%             0.05%            0.50%
--------------------------------------------------------------------------------

* For some of the portfolios, the actual expenses were higher than those shown in the second and third columns. The Prudential currently makes payments to the following seven subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in: (1) the Zero Coupon Bond Portfolios will not exceed the investment management fee; and (2) the High Yield Bond, Stock Index, Equity Income, and Natural Resources Portfolios will not exceed the investment advisory fee plus 0.1% of the average daily net assets of the Portfolio. Without such adjustments the portfolio expenses indirectly borne by a Contract owner, expressed as a percentage of the average daily net assets by portfolio, would have been 0.48% for the Zero Coupon Bond Portfolio 2000, 0.49% for the Zero Coupon Bond Portfolio 2005. No such adjustments were necessary for the High Yield Bond, Stock Index, Equity Income and Natural Resources Portfolios during 1995. The Prudential intends to continue making these adjustments in the future, although it retains the right to stop doing so. For the years 1995, 1994 and 1993, The Prudential received a total of $77,610,206, $66,413,260, and $51,197,499, respectively in investment advisory fees.




Monthly Deductions from Contract Fund

The following monthly charges are deducted proportionately from the dollar amounts held in each of the chosen investment option[s].


(a) An administrative charge of $3 plus $0.03 per $1,000 per month of face amount of insurance is deducted each month. Thus, for a Contract with $60,000 face amount, the charge is $3 plus $1.80 for a total of $4.80. The charge is intended to pay for processing claims, keeping records, and communicating with Contract owners. The current charge for Contracts with face amounts greater than $100,000 is lower. The $0.03 per $1,000 portion of the charge is reduced to $0.01 per $1,000 for that part of the face amount that exceeds $100,000 and will not exceed $12. If premiums are paid by automatic transfer under The Prudential's Pru-Matic Plan, as described on page 21, the $0.03 per $1,000 charge is reduced to $0.01 for all Contract face amounts and will not exceed $1. During 1995 and 1994, The Prudential received a total of approximately $xx,xxx,xxx, and $56,055,000, respectively, in monthly administrative charges.


(b) A mortality charge is deducted that is intended to be used to pay death benefits. When an insured dies, the amount payable to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges collected from all Contract owners enables The Prudential to pay the death benefit for the few insureds who die. The maximum mortality charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit exceeds the Contract Fund) by a rate based upon the insured's current attained age and sex (except where unisex rates apply) and the anticipated mortality for that class of persons. The anticipated mortality is based upon mortality tables published by The National Association of Insurance Commissioners called the Non-Smoker/Smoker 1980 CSO Tables. The Prudential's current mortality charge is lower than the maximum for insureds of 50 years of age and older. In addition, for insureds of all ages, if a Contract has a face amount of at least $100,000 and the insured under the Contract has met strict underwriting requirements and qualifies for a "select rating" basis for the particular risk classification, the current mortality charges may be lower still.

Certain Contracts, for example Contracts issued in connection with tax-qualified pension plans, may be issued on a "guaranteed issue" basis and may have current mortality charges which are different from those mortality charges for Contracts which are individually underwritten. These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by The Prudential.

(c) A sales charge, often called a sales load, is deducted to pay part of the costs The Prudential incurs in selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium" which is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $3 part of the monthly deduction described in (a) above. The deduction is made whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. At present this sales charge is made only during the first five Contract years. For Contracts with face amounts of at least $7.5 million, this sales charge is made only during the first two Contract years. However, The Prudential reserves the right to make this charge in all Contract years. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium for each of the first five Contract years and it may but probably will not continue to be charged after that.


There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year. It is often described as a contingent deferred sales load ("CDSL") and is described below under Surrender or Withdrawal Charges. During 1995 and 1994, The Prudential received a total of approximately $xx,xxx,xxx and $96,357,000, in sales charges.

(d) A charge of $0.01 per $1000 of face amount of insurance is made to compensate The Prudential for the risk it assumes by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit so long as Scheduled Premiums are paid on or before the due date or during the grace period. During 1995 and 1994, The Prudential received a total of approximately $x,xxx,xxx and $9,487,000, respectively, for this risk charge.


(e) If a  rider  is  added  to the  basic  Contract,  or if an  insured  is in a substandard risk classification (for example, a person in a hazardous occupation), the annual Scheduled Premium will be increased and the additional charges will be deducted monthly.

(f) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made.


The earnings of the Account are taxed as part of the operations of The Prudential. No charge is being made currently to the Account for Company federal income taxes. The Prudential will review the question of a charge to the Account for Company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.


Daily Deduction from the Contract Fund


Each day a charge is deducted from the assets of each of the subaccounts and/or the Real Property Account (the "variable investment options") in an amount equivalent to an effective annual rate of 0.9%. For Contracts with face amounts of $100,000 or more, the current charge is 0.6%. This charge is intended to compensate The Prudential for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than The Prudential estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than The Prudential estimated in fixing its administrative charges. The Prudential will realize a profit from this risk charge to the extent it is not needed to provide benefits and pay expenses under the Contracts. During 1995 and 1994, The Prudential received a total of approximately $xx,xxx,xxx and $16,959,000, respectively, in mortality and expense risk charges. This charge is not assessed against amounts allocated to the fixed-rate option.


Surrender or Withdrawal Charges


(a) An additional sales load (the CDSL) is charged if a Contract is surrendered in total or in part for its cash surrender value or lapses during the first 10 Contract years. It is not deducted from the death benefit if the insured should die during this period. This contingent deferred charge is generally at its highest in dollar amount during the Contract's fourth and fifth years and then is reduced daily at a constant rate until it reaches zero at the end of the 10th year. The exact amount is determined by a complex formula that is described in the Statement of Additional Information. The amount of this charge can be more easily understood by reference to the following table which shows the sales loads that would be paid by a 35 year old man under a Form B Contract with $100,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, a proportionate amount of the contingent deferred sales charge will be deducted from the Contract Fund.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Cumulative
                                                                                                                Total Sales
                                               Cumulative                                                         Load as
      Surrender,     Cumulative                Sales Load            Contingent              Total                  Per-
     Last Day of      Scheduled                 Deducted              Deferred               Sales               centage of
       Year No.       Premiums                    from                 Sales                 Load                Scheduled
                        Paid                    Contract                Load                                     Premiums
                                                  Fund                                                             Paid
------------------------------------------------------------------------------------------------------------------------------------
           1           $  894.06              $  49.56                $218.66               $268.22               30.00%
           2            1,788.12                 99.12                 367.64                466.76               26.10%
           3            2,682.18                148.68                 398.55                547.23               20.40%
           4            3,576.24                198.24                 414.00                612.24               17.12%
           5            4,470.30                247.80                 414.00                661.80               14.80%
           6            5,364.36                247.80                 331.00                578.80               10.79%
           7            6,258.42                247.80                 248.00                495.80                7.92%
           8            7,152.48                247.80                 166.00                413.80                5.79%
           9            8,046.54                247.80                  83.00                330.80                4.11%
          10            8,940.60                247.80                   0.00                247.80                2.77%
------------------------------------------------------------------------------------------------------------------------------------



The percentages shown in the last column will not be appreciably different for insureds of different ages.


(b) An administrative charge of $5 per $1,000 of face amount of insurance is deducted upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the tenth Contract anniversary. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, a proportionate amount of the charge will be deducted from the Contract Fund. During 1995 and 1994, The Prudential received a total of approximately $x,xxx,xxx and $7,971,000, respectively, from surrendered or lapsed Contracts. The Prudential does not expect to make a profit on this charge.


Transaction Charges

There may be transaction charges if certain events take place. Examples are: the face amount of insurance is decreased or part of the cash surrender value is withdrawn. The Prudential is entitled under the Contract to charge a fee in these situations, which will generally be $15 or less. Currently, it waives the fee in some instances. These fees are described at the appropriate place in this prospectus or in the Statement of Additional Information.

Contract Date

When the first premium payment is paid with the application for a Contract, the Contract Date will ordinarily be the later of the date of the application or the date of any medical examination. In most cases no medical examination will be necessary. If the first premium is not paid with the application, the Contract Date will ordinarily be the date the first premium is paid and the Contract is delivered. It may be advantageous for a Contract owner to have an earlier Contract Date when that will result in the use by The Prudential of a lower issue age in determining the amount of the Scheduled Premium. The Prudential will permit a Contract to be back-dated but only to a date not earlier than 6 months prior to the date of the application. The Prudential will require the payment of all premiums that would have been due had the application date coincided with the back-dated Contract Date. No Contract may be back-dated to a date prior to that which is in accordance with The Prudential's regulations. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract Date, all Scheduled Premiums been received on their due dates, and all Contract charges been made. The term Monthly Date means the day of each month that is the same as the Contract Date.

Premiums

As already explained, the Contract provides for a Scheduled Premium which, if paid when due or within a 61 day grace period, ensures that the Contract will not lapse. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about 3 weeks before each due date. If you pay premiums monthly, you will receive each year a book with 12 coupons that will serve as a reminder. With The Prudential's consent, you may change the frequency of premium payments.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. If you select the Pru-Matic Premium Plan, one of the current monthly charges will be reduced. See Monthly Deductions From Contract Fund, page 19. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

As stated above, your Contract sets forth two Scheduled Premium amounts. Your first or initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's 7th anniversary, whichever is later (the "Premium Change Date"). If your Contract Fund, net of any excess premiums, on the Premium Change Date is higher than it would have been had all Scheduled Premiums been paid when due, maximum contractual charges been deducted, and only a net rate of return of 4% been earned, then the second Scheduled Premium Amount will be lower than the maximum amount stated in your Contract. You will be told what the amount of your second Scheduled Premium will be. For examples of what the second Scheduled Premium might be, see Footnote 3 to the tables on pages T1 through T4.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. This may be done by making occasional unscheduled premium payments or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. The Prudential will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Conversely, payment of a Scheduled Premium need not be made if the Contract Fund is sufficiently large to enable the charges due under the Contract to be made without causing the Contract to lapse. See Lapse and Reinstatement, page 26. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract. If this happens, loans and other distributions which would otherwise not be taxable events will be subject to federal income taxation. See Tax Treatment of Contract Benefits, page 29.


If you elect to add a "rider" to your Contract that provides additional benefits, see Riders, page 30, the Scheduled Premium may be increased. Some riders provide additional term insurance in a stated amount that does not vary with investment experience. One of these "term riders" also allows you to choose different insurance amounts in different years. For these riders, you may choose to pay a billed premium higher than your initial Scheduled Premium. Under some circumstances this could result in a higher cash surrender value and death benefit than if the same premium had been paid under a Contract with the same death benefit but without the rider. After several years, however, even if the billed premiums are paid on time, the Contract could lose its guarantee against lapse and, after many more years, could have lower cash surrender values.


The Contract allows you to choose a level premium option. In that case, the Scheduled Premium, (the amount of which can be quoted by your Prudential representative), will be higher and the Scheduled Premium will not increase at age 65 (or 7 years after issue, if later), even if investment experience has been unfavorable. If that level Scheduled Premium is paid when due, or within the grace period (or missed premiums are paid later with interest), the Contract will not lapse.


The Prudential will generally accept any premium payment if the payment is at least $25. The Prudential does reserve the right, however, to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. See How a Contract's Death Benefit Will Vary, page 24. The flexibility of premium payments provides Contract owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the death benefit, but any future increases in the Contract Fund will be less than under a Form A Contract. This is because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation.

Unless you elect otherwise, your Contract will include a "waiver of premium" provision under which The Prudential will pay your Scheduled Premiums if you incur a disability before age 60 that lasts over six months. If the disability begins after you become 60 and before you are 65, premiums will be paid only until the first Contract anniversary following your 65th birthday. The waiver of premium provision does not apply if you become disabled after your 65th birthday.

Allocation of Premiums


On the Contract Date, the $2 processing charge and the charge for taxes attributable to premiums are deducted from the initial premium, and the first monthly deductions are made. See Contract Fees and Charges, page 18. The remainder of the initial premium will be allocated on the Contract Date among the subaccounts, the fixed-rate option or the Real Property Account according to the desired allocation specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt, but not earlier than the Contract Date. Thus, to the extent that The Prudential receives the initial premium prior to the Contract Date, there will be a period during which it will not be invested. All subsequent premium payments, after the deductions from premiums, when received by The Prudential will be placed in the subaccounts, the fixed-rate option or the Real Property Account in accordance with the allocation previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to the Prudential Home Office stated in the Contract. You may also change the way in which subsequent premiums are allocated by telephoning your Prudential Home

Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 331/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.


Additionally, a feature called Dollar Cost Averaging ("DCA") is available to Contract owners. If you wish, premiums may be allocated to the portion of the Money Market Subaccount used for this feature (the "DCA account"), and designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market Subaccount and the fixed-rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at The Prudential's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at The Prudential's discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, subject to the limitations on premium payments and transfers generally. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange is open on that date. A valuation period is the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open. If the New York Stock Exchange is not open on that date, or if the Monthly Date does not occur in that particular month, the transfer will take effect as of the end of the last valuation period which immediately follows that Monthly Date. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market Subaccount. Currently there is no charge for using the DCA feature.


Transfers

If the Contract is not in default, or if the Contract is in force as variable reduced paid-up insurance (see Lapse and Reinstatement, page 26), you may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed-rate option or to the Real Property Account. There is no charge. All or a portion of the amount credited to a subaccount may be transferred.

In addition, the total amount credited to a Contract held in the subaccounts or the Real Property Account may be transferred to the fixed-rate option at any time during the first two Contract years. If you wish to convert your variable Contract to a fixed-benefit Contract in this manner, you must request a complete transfer of funds to the fixed-rate option and also change your allocation instructions regarding future premiums.


Transfers among subaccounts will take effect as of the end of the valuation period (usually the business day) in which a proper transfer request is received at your Prudential Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to your Prudential Home Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless you elect not to have this privilege. The Prudential has adopted procedures designed to ensure that requests by telephone are genuine. The Prudential will not be held liable for following telephone instructions that we reasonably believe to be genuine. The Prudential cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


On the liquidation date of a Zero Coupon Bond Subaccount, all the shares held by it in the corresponding portfolio of the Series Fund will be redeemed and the proceeds of the redemption applicable to each Contract will be transferred to the Money Market Subaccount unless the owner directs that it be transferred to another subaccount. Affected owners will be notified in writing prior to the liquidation date and given the opportunity to transfer their proceeds to another subaccount. A transfer that occurs upon the liquidation date of a Zero Coupon Bond Subaccount will not be counted as one of the four permissible transfers in a Contract year.

Transfers from the fixed-rate option to the subaccounts or the Real Property Account are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of: (a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at your Prudential Home Office. These limits are subject to change in the future. Transfers from the Real Property Account are also subject to restrictions, and these restrictions are described in the attached prospectus for that investment option.

How the Contract Fund Changes with Investment Experience

As explained above, after the tenth Contract year, there will no longer be a surrender charge and, if there is no Contract loan, the cash surrender value will be equal to the Contract Fund, plus any termination dividend. This section, therefore, also describes how the cash surrender value of the Contract will change with investment experience.

On the Contract Date, the Contract Fund value is the initial premium less the deductions from premiums and the first monthly deductions. See Contract Fees and Charges, page 18. This amount is placed in the investment options designated by the owner. Thereafter the Contract Fund value changes daily, reflecting increases or decreases in the value of the securities in which the assets of the subaccount have been invested, the performance of the Real Property Account if that option has been selected, and interest credited on any amounts allocated to the fixed-rate option. It is also reduced by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also increases to reflect the receipt of additional premium payments and is decreased by the monthly deductions.

A Contract's cash surrender value on any date will be the Contract Fund value plus any termination dividend, reduced by the withdrawal charges, if any, and by any Contract debt. Upon request, The Prudential will tell a Contract owner the cash surrender value of his or her Contract. It is possible, although highly unlikely, that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance, even if a Contract owner continues to pay Scheduled Premiums when due.

The tables on pages T1 through T4 of this prospectus illustrate what the death benefit and cash surrender values would be for a representative Contract, assuming uniform hypothetical investment results in the selected portfolio[s], and also provide information about the aggregate premiums payable under the Contract. The tables also show, if the level premium option has not been chosen, the maximum Scheduled Premium that may be payable for the period after the insured reaches the age of 65 for the illustrated Contract under each of the assumed investment returns.

How a Contract's Death Benefit Will Vary

The death benefit under a Form A Contract will generally be equal to the face amount of insurance chosen by the purchaser when the Contract was bought. Generally the investment experience affects only the value of the Contract Fund. This means that as the Contract Fund value grows, the deduction for the cost of mortality may decrease because the "amount at risk" becomes smaller. The death benefit cannot ever fall below the face amount of insurance. It could happen, however, that it will become higher. If the Contract is kept in force for several years and if investment performance is relatively favorable, the Contract Fund value may grow to the point where, to meet certain provisions of the Internal Revenue Code which require that the death benefit always be greater than the Contract Fund value, the death benefit must be increased. The required difference between the death benefit and Contract Fund value is higher at younger ages than at older ages. A precise description is in the Statement of Additional Information.

If the Contract Fund value reaches this level, each premium payment increases the death benefit by an amount greater than the premium. Accordingly, The Prudential, when that occurs, reserves the right to refuse further premium payments, although in practice it will accept a payment equal to two years' Scheduled Premiums.

Under a Form B Contract, the death benefit will change from the outset with investment experience. Here again the precise way in which that will occur is complicated and is described in the Statement of Additional Information. In general, if the net investment performance is 4% per year or higher, the death benefit will increase; if it is below 4%, it will decrease. The Prudential guarantees, however, that it will not decrease below the face amount of insurance. If unfavorable experience of that kind should occur, it must be offset by favorable experience before the death benefit begins to increase again.

The death benefit could also increase to satisfy Internal Revenue Code requirements, for the same reasons described above respecting Form A Contracts.

Contract Loans

The owner may borrow from The Prudential up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to
(1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable to variable investment options that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with The Prudential's consent.


If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate The Prudential determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of (1) the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average -- Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 1995 ranged from 7.11% to 8.71%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The term "Contract debt" means the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, The Prudential will notify the Contract owner of its intent to terminate the Contract in 61 days, within which time the owner may repay all or enough of the loan to reduce it to below the cash surrender value and thus keep the Contract in force. If the Contract owner fails to keep the Contract in force, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See Lapse and Reinstatement, page 26, and Tax Treatment of Contract Benefits - Pre-Death Distributions, page 29.

When a loan is made, an amount equal to the loan proceeds (the "loan amount") will be transferred out of the subaccounts and the Real Property Account (collectively, the "variable options"), and/or the fixed-rate option to Prudential's general account. The investment options will normally be reduced proportionally based on their balances at the time the loan is made. The loan amount is treated as part of the Contract Fund. While a fixed-rate (5.5%) loan is outstanding, the loan amount will be credited with the daily equivalent or an annual return of 4% rather than with the actual rate of return of the variable options or the fixed-rate option. While a loan made pursuant to the variable loan interest rate provision is outstanding, the loan amount will be credited with the daily equivalent of a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time The Prudential fixes a new rate, the new interest rate will apply. When the loan is repaid, the repayment is made to the investment options. The loan repayment is first divided between the variable options as a group and the fixed-rate option in the same proportions used for the transfer at the time the loan was made. The portion of the loan repayment allocated to the variable options as a group is divided among those options proportionately based on their balances at the time of loan repayment.

Choosing the variable rate option may mean a higher outlay of cash when interest payments are made or when the loan is repaid, but it may also result in a greater increase in the Contract Fund value.


A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value.

A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the loan balance while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

Consider, for example, a Contract issued on a 35 year old male, as illustrated in the table on page T1, with an 8% gross investment return. Assume a $2,500 fixed-rate (5.5%) loan was made under this Contract at the end of Contract year 8 and repaid at the end of Contract year 10 and loan interest was paid when due. Upon repayment, the cash surrender value would be $7,811.48. This amount is lower than the cash surrender value shown on that page for the end of Contract year 10 because the loan amount was credited with the 4% assumed rate of return rather than the 6.85% net return for the designated subaccount[s] resulting from the 8% gross return in the underlying Series Fund. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 29.


Surrender of a Contract

You may surrender a Contract in whole or in part for its cash surrender value while the insured is living. Partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its cash surrender value; the other is continued in force on the same terms as the original Contract except that premiums will be based on the new face amount. You will be given a new Contract document. The cash surrender value and the guaranteed minimum death benefit of the new Contract will be proportionately reduced based upon the reduction in the face amount of insurance. The new Contract must have a face amount of insurance at least equal to the minimum face amount applicable to the insured. Otherwise a partial surrender is not permitted. See Requirements for Issuance of a Contract, page 17.

To surrender a Contract in whole or in part, you must deliver or mail it, together with a written request, to your Prudential Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in the Home Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 29.

Lapse and Reinstatement

As has already been explained, if Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals, a Contract will remain in force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund value on the following Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in force.) This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in force, the Contract will go into default. Should this happen, The Prudential will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in force on a premium paying basis. This payment must be received at the Prudential Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 29.

Neither transfers nor reallocations of premium payments may be made if a Contract is in default.

A Contract that has lapsed may be reinstated within 5 years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, The Prudential requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of The Prudential prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

Fixed Extended Term Insurance. The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing cash surrender value but no loan value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.

Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is lower than that provided by fixed extended term insurance. It will increase in amount only if dividends are paid and it will decrease only if a Contract loan is taken. You will be told, if you ask, what the amount of the insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value both of which will gradually increase in value. It is possible for this Contract to be classified as a Modified Endowment

Contract if this option is exercised during the first 7 Contract years. See Tax Treatment of Contract Benefits, page 29.

Variable Reduced Paid-Up Insurance. This is similar to fixed paid-up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the selected investment options. There will be a new guaranteed minimum death benefit. Loans will be available subject to the same rules that apply to premium-paying Contracts.

Variable paid-up insurance is not available to insureds in high risk rating classes or if the new guaranteed amount is less than $5,000. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised during the first 7 Contract years. See Tax Treatment of Contract Benefits, page 29.

What Happens If No Request Is Made? Except in the two situations described below, if no request is made the "automatic option" will be fixed extended term insurance. If that is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be variable reduced paid-up insurance. This could occur when there is a Contract debt outstanding when the Contract lapses.

When Proceeds Are Paid

The Prudential will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within 7 days after receipt at a Prudential Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received. However, The Prudential may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the sale or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract in force as fixed reduced paid-up insurance, The Prudential expects to pay the cash surrender value promptly upon request. However, The Prudential has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). The Prudential will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

Living Needs Benefit

Contract applicants may elect to add the Living Needs Benefit(sm) to their Contracts at issue, subject to The Prudential's receipt of satisfactory evidence of insurability. The benefit may vary state-by-state. It can generally be added only to Contracts of $50,000 or more. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

The Living Needs Benefit allows the Contract owner to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. Depending upon state regulatory approval, one or both of the following options may be available. A Prudential representative should be consulted as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, The Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. You may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for 6 months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for 6 months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, The Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. You may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. The Prudential reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. The Prudential can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

The Contract owner should consider whether adding this settlement option is appropriate in his or her given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. Contract owners should consult a qualified tax advisor before electing to receive this benefit. Unlike a death benefit received by a beneficiary after the death of an insured, receipt of a Living Needs Benefit payment may give rise to a federal or state income tax. Receipt of a Living Needs Benefit payment may also affect a Contract owner's eligibility for certain government benefits or entitlements.

Voting Rights

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. The Prudential is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, The Prudential will vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares indirectly owned by The Prudential, will be voted in the same proportion as shares in the respective portfolios for which instructions are received.

Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter.

The number of shares in a portfolio for which you may give instructions is determined by dividing the portion of your Contract Fund attributable to the portfolio, by the value of one share of the portfolio. The number of votes for which each Contract owner may give The Prudential instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. The Prudential will furnish Contract owners with proper forms and proxies to enable them to give these instructions. The Prudential reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations.

The Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, The Prudential itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that The Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If The Prudential does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

Contract owners also share with the owners of all Prudential Contracts and policies the right to vote in elections for members of the Board of Directors of The Prudential.

Reports to Contract Owners

Once each Contract year (except where the Contract is in force as fixed extended term insurance or fixed reduced paid-up insurance), you will be sent a statement that provides certain information pertinent to your own Contract. These statements show all transactions during the year that affected the value of your Contract Fund, including monthly changes attributable to investment experience. That statement will also show the current death benefit, cash surrender value, and loan values of your Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but The Prudential may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will also receive, usually at the end of February, an annual report of the operations of the Account and of the Series Fund. That report will list the investments held in each portfolio and include audited financial statements for the Account and the Series Fund. A semi-annual report, with similar unaudited information for the Series Fund, will be sent to you, usually at the end of August.

Tax Treatment of Contract Benefits


Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how The Prudential believes the current laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws, regulations or interpretations will not change.

Treatment as Life Insurance. The Contract will be treated as "life insurance" as long as it satisfies certain definitional tests set forth in section 7702 of the Internal Revenue Code ("the Code") and as long as the underlying investment for the Contract satisfies diversification requirements under section 817(h) of the Code. (For further details on diversification requirements, see Tax Treatment of Contract Benefits in the Statement of Additional Information.)

The Prudential believes that the Contract meets these definitional and diversification requirements and accordingly will be treated as life insurance for tax purposes. This means that (1) the death benefit should be excludible from the gross income of the beneficiary under section 101(a) of the Code; and
(2) except as noted below, the Contract owner should not be taxed on any part of the Contract fund, including additions attributable to interest, dividends or appreciation.

However, Section 7702 of the Code which defines life insurance for tax purposes gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations under sections 101, 7702, and 7702A governing the treatment of life insurance policies that provide accelerated death benefits were issued in 1992. None of these proposed regulations has yet been finalized. Additional regulations under section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations under section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under section 817(d) relating to the definition of a variable contract.

The Prudential  intends to comply with final  regulations under section 7702 and
817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.


Pre-Death Distributions. The tax treatment of any distribution received by an owner prior to an insured's death will depend upon whether the Contract is classified as a Modified Endowment Contract.


If the Contract is not classified as a Modified Endowment Contract, proceeds received in the event of a lapse, total or partial surrender of the Contract, or withdrawal of part of the cash surrender value will generally not be taxable unless the total amount received exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any unpaid Contract debt will, upon surrender or lapse, be added to the cash surrender value and treated, for this purpose, as if it had been received. In certain limited circumstances, all or a portion of a withdrawal or partial surrender during the first 15 contract years may be taxable even if total withdrawals do not exceed total premiums paid to date. The proceeds of any loan will be treated as indebtedness of the owner and will not be treated as taxable income.


If the Contract is classified as a Modified Endowment Contract, pre-death distributions, including loans, withdrawals and partial surrenders (even those made during the 2 year period before the Contract became a Modified Endowment Contract), will be taxed first as investment income to the extent of gain in the Contract, and then as a return of the Contract owner's investment in the Contract. In addition, pre-death distributions (including full surrenders) will be subject to a penalty of 10% of the amount includible in income unless the amount is distributed on or after the owner reaches age 59 1/2, on account of the owner's disability, or as a life annuity.


It is  possible  for this  Contract  to be  classified  as a Modified  Endowment
Contract under at least two circumstances: premiums in excess of Scheduled Premiums are paid; or a decrease in the face amount of insurance is made (or a rider removed) during the first 7 Contract years. Moreover, the addition of a rider or the increase in the face amount of insurance after the Contract date may have an impact on the Contract's status as a Modified Endowment Contract. Contract owners contemplating any of these steps should first consult a qualified tax advisor and their Prudential representative.


Other Tax Consequences. There may be federal estate taxes and state and local estate and inheritance taxes payable if either the owner or the insured dies. The transfer or assignment of the Contract to a new owner may also have tax consequences. The individual situation of each Contract owner or beneficiary will be significant.

Riders


Contract owners may be able to obtain additional fixed benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, they will be charged for by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a "rider" to the Contract. One rider pays an additional amount if the insured dies in an accident. Another waives certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account, although they will no longer be available if the Contract should lapse. Certain restrictions may apply; they are clearly described in the applicable rider.


Under other riders, which provide a fixed amount of term insurance in exchange for increasing total scheduled annual premiums, the amount payable upon death of the insured may be substantially increased for a given total initial annual premium. The rider may be appropriate for Contract owners who reasonably expect their incomes to increase regularly so that they will be able to afford the increasing scheduled annual premiums or who may be willing to rely upon their future Contract Fund values to prevent the Contract from lapsing in later years.

Certain term riders issued by The Prudential may provide for a conversion premium credit if the rider or policy is converted to a Prudential whole life policy, including the Contracts described in this prospectus. If a Contract is purchased through exercise of such a conversion privilege, the first year's scheduled premium will be reduced by the amount of the premium credit. The Prudential will add to first year scheduled premiums paid by the Contract owner the pro rata portion of the premium credit.

Any Prudential representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from The Prudential upon written request.

Participation in Divisible Surplus


The Contract is eligible to be credited part of The Prudential's divisible surplus attributable to the Contracts, as determined by The Prudential's Board of Directors. That determination is made, with respect to the insurance contracts issued by The Prudential, every year. However, The Prudential does not expect to credit any dividends upon these Contracts while they remain in force because favorable investment performance will be reflected in Contract values and because The Prudential intends, if experience indicates that current charges are greater than needed to cover expenses, to reduce those charges further so that there will be no source of distributable surplus attributable to these Contracts. If a Contract is kept in force for a number of years, The Prudential currently intends to add a termination dividend to the proceeds payable upon death or surrender.


Other Contract Provisions

There are several other Contract provisions that are of less significance to you than those already described in detail either because they relate to options that you may choose under the Contract but are not likely to exercise for several years after you first purchase it or because they are of a routine nature not likely to influence your decision to buy the Contract. These provisions are summarized in the Expanded Table of Contents of the Statement of Additional Information, page 47 and described in greater detail in the Statement of Additional Information.

                    FURTHER INFORMATION ABOUT THE SERIES FUND

The Prudential Series Fund, Inc. (the "Series Fund") is a Maryland corporation organized on November 15, 1982. It is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Series Fund's management or its investment policies or practices.


The Series Fund is currently made up of fifteen separate portfolios. Each portfolio is, for many purposes, in effect a separate investment fund, and a separate class of capital stock is issued for each portfolio. Each share of capital stock issued with respect to a portfolio has a pro-rata interest in the assets of that portfolio and has no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Series Fund. In other respects the Series Fund is treated as one entity. For example, the Series Fund has only one Board of Directors and owners of the shares of each portfolio are entitled to vote for members of the Board.


Shares in the Series Fund are currently sold and redeemed at the close of each business day, at their net asset value, determined in the manner described in the Statement of Additional Information, only to separate accounts of The Prudential and its subsidiaries. They may, in the future, be sold to other insurers to fund benefits under variable life insurance and variable annuity contracts issued by those companies.

The Prudential is the investment advisor of the Series Fund. The Prudential has entered into a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under an Investment Advisory Agreement with the Series Fund. In addition, The Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. See INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES, page 46.


                    INVESTMENT OBJECTIVES AND POLICIES OF THE
                                   PORTFOLIOS

Each portfolio of the Series Fund has a different objective which it pursues through separate investment policies as described below. Since each portfolio has a different investment objective, each can be expected to have different investment results and incur different market and financial risks. Those risks, as explained above, are borne by the Contract owner. The Series Fund may in the future establish other portfolios with different investment objectives.

The investment objectives of each portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio affected (which for this purpose and under the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares). The policies by which a portfolio seeks to achieve its investment objectives, however, are not fundamental. They may be changed by the Board of Directors of the Series Fund without the approval of the shareholders.

The investment objectives of each portfolio are set forth on pages 3 through 4. For the sake of convenience, they are repeated here, followed in each case by a brief description of the policies of each portfolio. In some cases a fuller description of those policies is in the Statement of Additional Information. There is no guarantee that any of these objectives will be met.

Fixed Income Portfolios

Money Market Portfolio. The objective of this portfolio is to achieve, through investment in high-quality short-term debt obligations, the maximum current income that is consistent with stability of capital and maintenance of liquidity.


The portfolio seeks to achieve this objective by following the policy of investing primarily in money market instruments denominated in U.S. dollars that mature in 397 days or less from the date the portfolio acquires them. Money-market instruments include short-term obligations of the United States and foreign governments, their agencies, instrumentalities, and political subdivisions, and of domestic and foreign banks and corporations. They also include commercial paper, other corporate obligations, obligations of savings and loan associations and savings banks, and variable amount demand master notes. The portfolio may also enter into repurchase and reverse repurchase agreements and may purchase and sell securities on a when-issued and delayed delivery basis. These investment techniques may involve additional risks. A detailed description of the money market instruments in which the portfolio may invest, of the repurchase and reverse repurchase agreements it may enter into, and of the risks associated with those instruments and agreements is in the Statement of Additional Information.


Because of the high quality, short-term nature of the portfolio's holdings, increases in the value of an investment in the portfolio will be derived almost entirely from interest on the securities held by it. Accordingly, the results for the portfolio will follow generally the fluctuation in short-term interest rates.


Diversified Bond Portfolio. The objective of this portfolio is to achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities that provide attractive yields but do not involve substantial risk of loss of capital through default.

The portfolio seeks to achieve this objective by following the policies of purchasing primarily debt securities of investment grade or, if not rated, of comparable quality in the opinion of the portfolio manager and of investing from time to time a portion of its assets in short-term debt obligations of the kind held in the Money Market Portfolio as described in the Statement of Additional Information. Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the proportions of intermediate or longer-term securities and short-term debt obligations held in the portfolio will vary to reflect The Prudential's assessment of prospective changes in interest rates, so that the portfolio may benefit from relative price appreciation when interest rates decline and suffer lesser declines in value when interest rates rise. The success of this strategy will depend on The Prudential's ability to forecast changes in interest rates, and there is a corresponding risk that the value of the securities held in the portfolio will decline.

At least 80% of the portfolio's holdings (including short-term debt obligations) will generally consist of debt securities that at the time of purchase have a rating within the four highest grades determined by Moody's Investor Services, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or a similar nationally-recognized rating service. The portfolio may retain a security whose rating has dropped below the four highest grades as determined by a commercial rating service. Without limitation, the portfolio may invest in obligations of the U.S. Government and its agencies and instrumentalities. The Statement of Additional Information defines the ratings that are given to debt securities by Moody's and S&P and describes the standards applied by them in assigning these ratings.

The remaining assets of the portfolio may be invested in, among other things, debt securities that are not rated within the four highest grades or in convertible debt securities and preferred or convertible preferred stocks that are rated within the four highest grades applicable to such securities. On occasion, however, the portfolio may acquire common stock, not through direct investment but by the conversion of convertible debt securities or the exercise of warrants. No more than 10% of the value of the total assets of the portfolio will be held in common stocks, and those will usually be sold as soon as a favorable opportunity is available.

The portfolio may invest up to 20% of its total assets in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The particular risks of investments in foreign securities are described under Foreign Securities on page 44.

In addition, the portfolio may (i) purchase and sell options on debt securities;
(ii)  purchase and sell interest  rate futures  contracts  and options  thereon;
(iii) purchase securities on a when-issued or delayed delivery basis; (iv) use interest rate swaps; and (v) make short sales. These techniques are described briefly under Options, Futures Contracts and Swaps and Short Sales on page 44, and in detail in the Statement of Additional Information.


Barbara Kenworthy, Managing Director, Prudential Mutual Fund Investment Management ("PMFIM"), a division of PIC, has been portfolio manager of the Diversified Bond Portfolio since 1995. Ms. Kenworthy is also portfolio manager of the Prudential Diversified Bond Fund, Inc., the Prudential Government Income Fund, Inc., and the Government Income and Zero Coupon Bond Portfolios 2000 and 2005 of the Series Fund. Prior to 1994, Ms. Kenworthy was a portfolio manager and president of several taxable fixed-income funds for The Dreyfus Corp.

Government Income Portfolio. The objective of this portfolio is to achieve a high level of income over the longer term consistent with the preservation of capital through investment primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government. At least 65% of the total assets of the portfolio will be invested in U.S. Government securities.

The portfolio seeks to achieve this objective by investing at least 65% of its assets in U.S. Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities, mortgage-related securities issued by U.S. Government instrumentalities or non-governmental corporations, or related collateralized mortgage obligations. These instruments are described below. The portfolio may invest up to a total of 35% of its assets in the following three categories: (1) short-term debt obligations of the kind held in the Money Market Portfolio; (2) securities of issuers other than the U.S. government and related entities, usually foreign governments, where the principal and interest are substantially guaranteed (generally to the extent of 90% thereof) by U.S. Government agencies whose guarantee is backed by the full faith and credit of the United States and where an assurance of payment on the unguaranteed portion is provided for in a comparable way; and (3) Foreign Government Securities including debt securities issued or guaranteed, as to payment of principal and interest, by governments, governmental agencies, supranational entities and other governmental entities denominated in U.S. dollars. A supranational entity is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank; and
(4) asset-backed securities rated in either of the top two ratings by Moody's or Standard & Poor's, or if not rated, determined by the portfolio manager to be of comparable quality. A description of debt ratings is in the Statement of Additional Information.

U.S. Treasury Securities. U.S. Treasury securities include bills, notes, and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their coupons, the lengths of their maturities, and the dates of their issuances.

Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Obligations issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government include securities that are guaranteed by federal agencies or instrumentalities, and may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration, and the Export-Import Bank are backed by the full faith and credit of the United States. Securities in which the portfolio may invest that are not backed by the full faith and credit of the United States include obligations issued by the Tennessee Valley Authority, The Federal National Mortgage Association

("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm
Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. In the case of securities not backed by the full faith and credit of the U.S. Government, the portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitments.

U.S. Government Securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. Government Securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government Securities (like those of fixed income securities, generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long-term U.S. Government Securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government Securities will not affect investment income from those securities, they will affect the portfolio's net asset value. The proportions of intermediate and long-term securities held in the portfolio will vary to reflect The Prudential's assessment of prospective changes in interest rates, so that the portfolio may benefit from relative price appreciation when interest rates decline and suffer lesser declines in value when interest rates rise. The success of this strategy will depend on The Prudential's ability to forecast changes in interest rates, and there is a corresponding risk that the value of the securities held in the portfolio will decline.

Mortgage-Related Securities Issued by U.S. Government Instrumentalities or by Non-Governmental Corporations. The portfolio may invest in the following three types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA) and Federal Home Loan Mortgage Corporation (FHLMC): (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without government guarantee but usually having some form of private credit enhancement. The portfolio may invest in adjustable rate and fixed rate mortgage securities. With respect to private mortgage-backed securities not collateralized by securities of the U.S. Government or its agencies, the portfolio will only purchase such securities rated not lower than As by Moody's or AA by Standard & Poor's or similarly rated by another nationally recognized rating service or, if unrated, of comparable quality in the opinion of the portfolio manager. The mortgages backing these securities include conventional 30 year fixed rate mortgages, 15 year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages (ARMs). The mortgage-backed securities may include those representing an undivided ownership interest in a pool of mortgages, e.g. GNMA, FNMA and FHLMC certificates. The U.S. Government or the issuing agency guarantees the payment of interest and principal of mortgaged-backed securities issued by the U.S. Government or its agencies/instrumentalities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the portfolio's shares. Mortgage-backed securities are in most cases pass-through instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are often subject to more rapid repayment then their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. For example, securities backed by mortgages with 30 year maturities are customarily treated as prepaying fully in the 12th year and securities backed by mortgages with 15 year maturities are customarily treated as prepaying fully in the seventh year. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the portfolio reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at the time. Therefore, the portfolio's ability to maintain a portfolio of high yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. Mortgage-backed securities of the types described under (i) and (ii) above are considered to be U.S. Government Securities for purposes of meeting the requirement that at least 65% of the portfolio's assets be invested in U.S. Government Securities.

Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of pre-payment of principal, However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular pre-specified, published interest rate index.

CMOs.  The  portfolio  may also  purchase  collateralized  mortgage  obligations
("CMOs"). A CMO is a security issued by a corporation or a U.S. Government instrumentality that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. The portfolio may invest in CMOs issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. With respect to privately issued CMOs, the portfolio will only purchase such securities rated not lower than Aa by Moody's or AA by Standard & Poor's or similarly rated by another nationally recognized rating service, or if unrated, of comparable quality in the opinion of the portfolio manager. Privately issued CMOs that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA, and CMOs issued by agencies or instrumentalities of the U.S. Government are considered to be U.S. Government Securities for purposes of meeting the requirement that at least 65% of the portfolio's assets be invested in U.S. Government Securities. Neither the United States Government nor any U.S. Government agency guarantees the payment of principal or interest on these securities.

Asset-Backed Securities. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as automobile or credit card receivables. Asset-backed securities present certain risks, including the risk that the underlying obligor on the asset, such as the automobile purchaser or the credit card holder, may default on his or her obligation. In addition, asset-backed securities often do not provide a security interest in the related collateral. For example, credit card receivables are generally unsecured, and for automobile receivables the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold.


In addition, the portfolio may (i) purchase and sell options on debt securities;
(ii)  purchase and sell interest  rate futures  contracts  and options  thereon;
(iii) purchase securities on a when-issued or delayed delivery basis; (iv) use interest rate swaps; and (v) make short sales. These techniques are described briefly under Options, Futures Contracts and Swaps and Short Sales on page 44, and in detail in the Statement of Additional Information.

Under normal circumstances, this portfolio's turnover rate is not expected to exceed 200%. Purchases of U.S. Government Securities are generally made from dealers at prices which usually include a profit to the dealer.


Barbara Kenworthy, Managing Director, PMFIM, has been portfolio manager of the Government Income Portfolio since 1995. Ms. Kenworthy is also portfolio manager of the Prudential Diversified Bond Fund, Inc., the Prudential Government Income Fund, Inc., and the Diversified Bond and Zero Coupon Bond Portfolios 2000 and 2005 of the Series Fund. Prior to 1994, Ms. Kenworthy was a portfolio manager and president of several taxable fixed-income funds for The Dreyfus Corp.

Zero Coupon Bond Portfolios 2000 and 2005. The objective of both of these portfolios is to achieve the highest predictable compounded investment return for a specific period of time, consistent with the safety of invested capital, by investing primarily in debt obligations of the United States Treasury and investment-grade corporations that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively "stripped securities"). The two portfolios differ only in their liquidation dates, which for each portfolio is November 15 of the specified year.

In pursuing this objective, each Zero Coupon Bond portfolio invests only in readily marketable debt securities that do not involve substantial risk of loss of capital through default, although their value may vary because of changes in the general level of interest rates. It is the policy of each Zero Coupon Bond portfolio to invest at least 70% of its assets in stripped securities that are obligations of the United States Government maturing within 2 years of the portfolio liquidation date. Up to 30% of the assets may be invested and held either in stripped securities issued by investment-grade corporations or in high-grade interest bearing corporate debt securities, in each case with a quality rating of Baa or better, provided that no more than 20% of the assets of the portfolio may be invested in interest bearing securities. However, as a defensive position, as the liquidation date of each portfolio draws near, more than 20% of assets may be invested in interest bearing securities when deemed appropriate in the view of the portfolio manager given prevailing market conditions and investment opportunities available at the time. The Prudential will evaluate the creditworthiness of the potential investments in corporate securities in order to determine whether such securities are suitable for purchase by the portfolios. A small portion of the portfolios may be invested in short-term debt obligations of the kind held in the Money Market Portfolio in order to make effective use of cash reserves pending investments in the securities described above.

At the beginning of each week, The Prudential will calculate the anticipated compounded growth rate that investors purchasing shares of each portfolio that day are predicted to achieve if their investment is maintained until the portfolio liquidation date. That rate will change from day to day depending on various factors, including particularly the general level of interest rates, but daily changes will generally not be significant. If there is a significant change in interest rates (greater than a 0.30% change in the yield of a zero coupon Treasury bond maturing in the specified year), The Prudential will recalculate the predicted yield. The Prudential will furnish the anticipated compounded growth rate on request.

In order to achieve a predictable compounded investment return to each portfolio's liquidation date that will be as little affected as possible by variations in the general level of interest rates during the intervening period, the composition of the securities held in each portfolio is such that the weighted average period of time until receipt of scheduled cash payments (whether of principal or interest) -- sometimes referred to as the portfolio's "duration" -- will be kept within 1 year of the period remaining until the portfolio liquidation date. When the portfolio's duration is thus maintained, differences between the market value and the face amount of unmatured bonds on the portfolio's liquidation date resulting from changes in the general level of interest rates will be approximately equal in magnitude to, but opposite in direction from, the difference between the amount of interest accumulated through the reinvestment of earlier coupon or principal payments and the amount that would have been accumulated at the originally predicted rate. Each portfolio is thus able to hold interest bearing securities and stripped securities with maturity dates before, during, and after the portfolio's liquidation date. The concept of "duration" is explained more fully in the Statement of Additional Information.

Each portfolio seeks to realize a higher yield than would be obtained simply by maintaining the portfolio's initial investments. The portfolios are actively managed by The Prudential to take advantage of trading opportunities that may exist from time to time when, for various reasons, some of the securities available for purchase by the portfolio appear underpriced. There is a corresponding risk that, to the extent that this strategy is unsuccessful, the initial yield objective will not be met.

Stripped securities are purchased at a substantial (or "deep") discount from their principal amounts payable at maturity. If held to maturity, these obligations provide a predictable yield. But because interest on stripped securities is not paid in cash on a current basis but rather is in effect compounded until maturity (or the payment date in the case of a coupon), the market values of securities of this type are subject to greater fluctuations, as a result of changes in interest rates, than are the values of debt securities that provide for the periodic payment of interest; and the longer the term to maturity of a portfolio, the greater the risk of such fluctuations. Accordingly, if you redeem an interest in the portfolio (for example, by a transfer to another portfolio) prior to the portfolio liquidation date, you are likely to achieve quite a different investment return than the return that was predicted on the date your investment was made. You may suffer a loss.

On the liquidation date of a Zero Coupon Bond Portfolio, all of the securities held by the portfolio will be sold, all outstanding shares of the portfolio will be redeemed, and the proceeds will, unless otherwise directed by Contract owners, be allocated to the Money Market Subaccount and invested in the Money Market Portfolio.


Barbara Kenworthy, Managing Director, PMFIM, has been portfolio manager of the Zero Coupon Bond Portfolios 2000 and 2005 since 1995. Ms. Kenworthy is also portfolio manager of the Prudential Diversified Bond Fund, Inc., the Prudential Government Income Fund, Inc., and the Diversified Bond and Government Income Portfolios of the Series Fund. Prior to 1994, Ms. Kenworthy was a portfolio manager and president of several taxable fixed-income funds for The Dreyfus Corp.


Balanced Portfolios


Conservative Balanced Portfolio. The objective of this portfolio is to achieve a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed
Portfolio   while   recognizing   that  this  reduces  the  chances  of  greater
appreciation.

To achieve this objective, the Conservative Balanced Portfolio will follow a policy of maintaining a more conservative asset mix among stocks, bonds and money market instruments than the Flexible Managed Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:

      Asset Type             Minimum                Normal            Maximum
      ----------             -------                ------            -------
        Stocks                 15%                    35%               50%
Bonds and Money Market         25%                    65%               70%

The portfolio manager will make variations in the proportions of each investment category in accordance with its judgment about the expected returns and risks of the various investment categories, but will maintain at least 25% of the value of the portfolio's assets in fixed-income senior securities.

The bond portion of the portfolio will be invested primarily in securities with maturities of 2 to 10 years and ratings at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally-recognized rating service or if unrated, of comparable quality in the opinion of the portfolio manager. A description of debt ratings is in the Statement of Additional Information. Because of their shorter maturities, the value of the notes and bonds in this portfolio will be less sensitive to changes in interest rates than the longer-term bonds likely to be held in the Flexible Managed Portfolio. Thus, there will be less of a risk of loss of principal, but not as much of a likelihood for greater appreciation in value. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The common stock portion of this portfolio will be invested primarily in the equity securities of major, established corporations in sound financial condition that appear to offer attractive prospects of a total return from dividends and capital appreciation that is superior to broadly based stock indices. The money market portion of the portfolio will hold high-quality short-term debt obligations with a maturity of 12 months or less (as described in the Statement of Additional Information) and will maintain a dollar-weighted average maturity of 120 days or less.


To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in nonUnited States currency denominated debt and equity securities of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under Foreign Securities on page 44.

In addition, the portfolio may (i) purchase and sell options on equity securities, debt securities, stock indices and foreign currencies (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts;
(iv) purchase securities on a when-issued or delayed delivery basis; (v) use interest rate swaps; and (vi) make short sales. These techniques are described briefly under Options, Futures Contracts and Swaps and Short Sales on page 44, and in detail in the Statement of Additional Information.


The Conservative Balanced Portfolio is managed by a team of portfolio managers. Mark Stumpp, Managing Director, PIC, has been lead portfolio manager of the Conservative Balanced Portfolio since 1994 and is responsible for the overall asset allocation decisions. Mr Stumpp shares supervisory responsibility of the portfolio management team with Theresa Hamacher, Managing Director, PIC. Ms. Hamacher and Mr. Stumpp also supervise the team of portfolio managers for the Flexible Managed Portfolio. Mr. Stumpp is also portfolio manager for several employee benefit trusts including The Prudential Retirement System for U.S. Employees and Special Agents. Prior to 1994, he was responsible for corporate pension asset management for Prudential Diversified Investment Strategies' corporate clients. Ms. Hamacher supervises a team of portfolio managers that manage over $65 billion in assets for PIC.

Flexible Managed Portfolio. The objective of this portfolio is achievement of a high total return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by The Prudential to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

To achieve this objective, the Flexible Managed Portfolio will follow a policy of maintaining a more aggressive asset mix among stocks, bonds and money market investments than the Conservative Balanced Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:


 Asset Type               Minimum               Normal                Maximum
 ----------               -------               ------                -------
   Stocks                   25%                   60%                  100%
    Bonds                   0%                    40%                   75%
Money Market                0%                    0%                    75%


The portfolio manager may make short-run, and sometimes substantial, variations in the asset mix based upon its judgment about the expected returns and risks of the various investment categories. In varying the asset mix in accordance with these judgments, The Prudential will also seek to take advantage of imbalances in fundamental values among the different markets.


The bond component of this portfolio is expected under normal circumstances to have a weighted average maturity of greater than 10 years. The values of bonds with longer maturities are generally more sensitive to changes in interest rates than those of shorter maturities. The bond portion of this portfolio will primarily be invested in securities that have a rating at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally-recognized rating service. A description of debt ratings is in the Statement of Additional Information. However, up to 25% of the bond component of this portfolio may be invested in securities having ratings at the time of purchase of "BB," "Ba" or lower, or if not rated, of comparable quality in the opinion of the portfolio manager, these securities are also known as high risk securities. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The established company common stock component of this portfolio will consist of the equity securities of major corporations that are believed to be in sound financial condition. In selecting stocks of smaller capitalization companies, the portfolio manager will concentrate on companies with a capitalization below $5 billion that show above-average profitability (measured by return-on-equity, earnings, and dividend growth rates) with modest price/earnings ratios. The individual equity selections for this portfolio may tend to have more volatile market values than the equity securities selected for the Equity Portfolio or the Conservative Balanced Portfolio. The money market portion of the portfolio will hold high-quality short-term debt obligations with a maturity of 12 months or less (as described in the Statement of Additional Information) and will maintain a dollar-weighted average maturity of 120 days or less.


To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in nonUnited States currency denominated debt and equity securities of foreign and U.S. issuers. The particular risks of investment in foreign securities are described under Foreign Securities, page 44.

In addition, the portfolio may (i) purchase and sell options on equity securities, debt securities, stock indices and foreign currencies (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts;
(iv) purchase securities on a when-issued or delayed delivery basis; (v) use interest rate swaps; and (vi) make short sales. These techniques are described briefly under Options, Futures Contracts and Swaps and Short Sales on page 44, and in detail in the Statement of Additional Information.


The Flexible Managed Portfolio is managed by a team of portfolio managers. Mark Stumpp, Managing Director, PIC, has been lead portfolio manager of the Flexible Managed Portfolio since 1994 and is responsible for the overall asset allocation decisions. Mr. Stumpp shares supervisory responsibility of the portfolio management team with Theresa Hamacher, Managing Director, PIC. Ms. Hamacher and Mr. Stumpp also supervise the team of portfolio managers for the Conservative Balanced Portfolio. Mr. Stumpp is also portfolio manager for several employee benefit trusts including The Prudential Retirement System for U.S. Employees and Special Agents. Prior to 1994, he was responsible for corporate pension asset management for Prudential Diversified Investment Strategies' corporate clients. Ms. Hamacher supervises a team of portfolio managers that manage over $65 billion in assets for PIC.


High Yield Bond Portfolios

High Yield Bond Portfolio. The objective of this portfolio is to achieve a high total return through investment in a diversified portfolio of high yield/high risk fixed income securities.

The portfolio seeks to achieve its objective by following a policy of generally investing in fixed income securities rated in the medium to lower categories by recognized rating services or in unrated fixed income securities of comparable quality. The portfolio expects to invest principally in fixed income securities rated Baa or lower by Moody's, or BBB or lower by S&P. Corporate bonds which are rated Baa by Moody's are described by Moody's as being investment grade, but are also characterized as having speculative characteristics. Corporate bonds rated below Baa by Moody's and BBB by S&P are considered speculative. A description of corporate bond ratings is in the Statement of Additional Information.

Medium to lower rated fixed income securities tend to offer higher yields than higher rated securities because they are subject to the higher risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and also to higher price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). In the lower quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market. The Prudential considers both credit risk and market risk in selecting securities for the portfolio. It will evaluate, among other things, an issuer's financial history, condition, prospects and management. It will make its own independent credit analysis and will not rely principally on the ratings assigned by the ratings services (e.g., Moody's and S&P), although such ratings will be considered. By holding a diversified selection of such securities, the portfolio seeks to reduce both credit risk and volatility.


The portfolio may invest up to 20% of its total assets in United States currency denominated fixed-income securities issued outside the United States by foreign and domestic issuers. The particular risks of investments in foreign securities are described under Foreign Securities on page 44.


The portfolio may also (i) purchase and sell options on debt securities; (ii) purchase and sell interest rate futures contracts and options thereon; (iii) purchase securities on a when-issued or delayed delivery basis; (iv) use interest rate swaps; and (v) make short sales. These techniques are described briefly under Options, Futures Contracts and Swaps and Short Sales on page 44, and in detail in the Statement of Additional Information.

Although the portfolio is not expected to engage in substantial short-term trading, it may sell securities it owns without regard to the length of time they have been held. The portfolio's turnover rate is not expected to exceed 150%.

Lars Berkman, Managing Director, PMFIM, and Michael Snyder, Vice President, PMFIM, have been co-managers of the High Yield Bond Portfolio since 1995. Mr. Berkman is also portfolio manager of the Prudential High Yield Bond Fund and has been employed as a portfolio manager in the mutual fund unit since 1990. Mr. Snyder is also the portfolio manager of the High Yield Income Fund, Inc. for The Prudential and has been employed as a portfolio manager in the mutual fund unit since 1987.


Diversified Stock Portfolios

Stock Index Portfolio. The objective of this portfolio is to achieve investment results that correspond to the price and yield performance of publicly-traded common stocks in the aggregate.

The portfolio seeks to achieve this objective by following the policy of attempting to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), an index which represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed among investors as representative of the performance of publicly-traded common stocks as a whole. The S&P 500 Index is composed of 500 selected common stocks, over 95% of which are listed on the New York Stock Exchange ("NYSE"). Standard & Poor's Corporation chooses the stocks to be included in the index on a statistical basis taking into account market values and industry diversification. Inclusion in the index in no way implies an opinion by Standard & Poor's Corporation as to a stock's attractiveness as an investment, and Standard & Poor's Corporation is not in any way affiliated with this portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America and its affiliates and subsidiaries. The Series Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Series Fund. Reference is made to the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.


The S&P 500 Index is a "weighted" index in which the weighting of each stock depends on its relative total market value: its market price per share times the number of shares outstanding. Because of this weighting, approximately 10% of the S&P 500 Index's value is accounted for by the stocks of the five largest companies by relative market value. As of December 31, 1995 those companies were: General Electric Co., American Telephone and Telegraph Co., Exxon Corp., Coca-Cola Co., and Merck & Co.,Inc.


This portfolio will not be "managed" in the traditional sense of using economic, financial or market analysis to determine the stocks to be purchased by the portfolio. Rather, the portfolio manager will purchase stocks for the portfolio in proportion to their weighting in the S&P 500 Index. Thus, adverse financial performance by a company will not result in reduction or elimination of the portfolio's holdings of its stock and, conversely, superior financial performance by a company will not lead the portfolio to increase its holdings of the company's stock. If a stock held by this portfolio is eliminated from the S&P 500 Index, the portfolio will sell its holdings of the stock regardless of the prospects of the company. Because the portfolio will not be "managed" in the traditional sense, portfolio turnover is expected to be low and is generally not expected to exceed 10% and brokerage commissions are also expected to be correspondingly low.


The following table shows the performance of the S&P 500 Index for the 25 years ending in 1995. The period covered by this table is one of generally rising stock prices, and the performance of the S&P 500 Index in this period should not be viewed as a representation of any future performance by that index. In addition, the fees and costs involved in the operation of the Stock Index Portfolio mean that the performance of a share of stock in the portfolio may not equal the performance of the S&P 500 Stock Index even if the assets held by the portfolio do equal that performance.

--------------------------------------------------------------------------------
                       *S&P 500 WITH DIVIDENDS REINVESTED
                            Annual Percentage Change
--------------------------------------------------------------------------------
1971                 +14.56                           1984                +6.10
1972                 +18.90                           1985               +31.57
1973                 -14.77                           1986               +18.56
1974                 -26.39                           1987                +5.10
1975                 +37.16                           1988               +16.61
1976                 +23.57                           1989               +31.69
1977                  -7.42                           1990                -3.10
1978                  +6.38                           1991               +30.47
1979                 +18.20                           1992                +7.61
1980                 +32.27                           1993               +10.08
1981                  -5.01                           1994                +1.32
1982                 +21.44                           1995               +37.58
1983                 +22.38
--------------------------------------------------------------------------------
Source:   Standard  &  Poor's  Corporation.   Percentage  change  calculated  in
accordance with specifications of SEC release number IA-327.
--------------------------------------------------------------------------------

In the eight full years since this portfolio was established its total return, compared to that of the S&P 500 Index, was as follows:

--------------------------------------------------------------------------------
                       Annual Percentage                     Total Return
                        Change S&P 500                        Stock Index
                             with                              Portfolio
                           Dividends                      (after deduction of
                          Reinvested                           expenses)
--------------------------------------------------------------------------------
    1988                    +16.61                              +15.44
    1989                    +31.69                              +30.93
    1990                     -3.10                               -3.63
    1991                    +30.47                              +29.72
    1992                     +7.61                               +7.13
    1993                    +10.08                               +9.66
    1994                     +1.32                               +1.01
    1995                    +37.58                              +37.06
--------------------------------------------------------------------------------


A fuller description of the policies followed by the Stock Index Portfolio is in the Statement of Additional Information.


Equity Income Portfolio. The objective of this portfolio is both current income and capital appreciation through investment primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index.


The portfolio seeks to achieve this objective by following the policy of investing in such securities, giving emphasis to earnings, balance sheet and cash flow analysis, and the relationships that these factors have to the price and return of a given security. Under normal circumstances, the portfolio intends to invest at least 65% of its total assets in such securities.

The portfolio may invest the balance of its assets in other stocks, other securities convertible into common stocks and in debt securities (including money market instruments). The portfolio may under normal circumstances invest up to 35% of its total assets in money market instruments of the type invested in by the Money Market Portfolio and without limit when the portfolio's manager believes market conditions warrant a temporary defensive posture or pending the investment of proceeds from sales of the portfolio shares. In addition, up to 35% of the portfolio's total assets may be invested in other fixed-income obligations. The portfolio anticipates that these will primarily be rated A or better by Moody's or S&P. However, the portfolio may also invest in lower-rated fixed-income securities, although it will not invest in securities rated lower than CC or Ca by Moody's or S&P, respectively. The risks of medium to lower rated securities, also known as high risk securities, are described above in connection with the High Yield Bond Portfolio. A description of debt ratings is in the Statement of Additional Information. The portfolio may also invest in non-rated fixed-income securities which, in the opinion of the manager, are of a quality comparable to rated securities in which the portfolio will invest.

To the extent permitted by applicable insurance law, the portfolio may invest up to 30% of its total assets in nonUnited States currency denominated debt and equity securities of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under Foreign Securities on page 44.

In addition, the portfolio may (i) purchase and sell options on equity securities, stock indices and foreign currencies (ii) purchase and sell stock index and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts; and (iv) purchase securities on a when-issued or delayed delivery basis. These techniques are described briefly under Options, Futures Contracts and Swaps on page 44, and in detail in the Statement of Additional Information.

As a result of its investment policies, the portfolio's turnover rate may exceed 100%, although it is not expected to exceed 200%.


Warren Spitz, Managing Director, PMFIM, has been portfolio manager of the Equity Income Portfolio since 1988. Mr. Spitz is also the portfolio manager of the Prudential Equity Income Fund, Inc.

Equity Portfolio. The objective of this portfolio is to achieve capital appreciation through investment primarily in common stocks of companies, including major established corporations as well as smaller capitalization companies, that appear to offer attractive prospects of price appreciation that is superior to broadly-based stock indices.


Current income, if any, is incidental.

The portfolio seeks to achieve this objective by following the policy of investing primarily in common stocks. It may also invest to a limited extent in short, intermediate or long term debt, either convertible or nonconvertible into common stock, as well as in nonconvertible preferred stock. The portfolio will attempt to maintain a flexible approach to the selection of common stocks of various types of companies whose valuations appear to offer opportunities for above-average appreciation. Thus, the portfolio may invest in securities of companies whose estimated growth in earnings exceeds that projected for the market as a whole because of factors such as expanding market share, new products or changes in market environment. Or it may invest in "undervalued" securities which are often characterized by a lack of investor recognition of the basic value of a company's assets. Securities of companies with sales and earnings trends which are currently unfavorable but which are expected to reverse may also be in the portfolio. The effort to achieve price appreciation that is superior to broadly based stock indices necessarily involves accepting a greater risk of declining values. During periods when stock prices decline generally, it can be expected that the value of the portfolio will also decline.

To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in nonUnited States currency denominated common stock and fixed-income securities convertible into common stock of foreign and U.S. issuers. The particular risks of investments in foreign securities are described in further detail under Foreign Securities on page 44.

In addition, the portfolio may (i) purchase and sell options on equity securities, stock indices and foreign currencies (ii) purchase and sell stock index and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts; and (iv) purchase securities on a when-issued or delayed delivery basis. These techniques are described briefly under Options, Futures Contracts and Swaps on page 44, and in detail in the Statement of Additional Information.

A portion of the portfolio may be invested in short-term debt obligations of the kind held in the Money Market portfolio as described in the Statement of Additional Information in order to make effective use of cash reserves pending investment in common stocks.


Thomas Jackson, Managing Director, PMFIM, has been portfolio manager of the Equity Portfolio since 1990. Mr. Jackson is also portfolio manager of the Prudential Equity Fund, Inc.

Prudential Jennison Portfolio. The objective of the Prudential Jennison Portfolio is to achieve long-term growth of capital through investment primarily in equity securities of established companies with above-average growth prospects. Current income, if any, is incidental.

In order to achieve this objective, the Prudential Jennison Portfolio will follow a policy of selecting stocks on a company-by-company basis primarily through the use of fundamental analysis. The portfolio manager will look for companies that have demonstrated growth in earnings and sales, high returns on equity and assets, or other strong financial characteristics, and in the opinion of the portfolio manager, are attractively valued. These companies tend to have a unique market niche, a strong new product profile or superior management. Under normal market conditions, at least 65% of the value of the total assets of the portfolio will be invested in common stocks and preferred stocks of companies which exceed $1 billion in market capitalization.

The portfolio may invest up to 35% of its total assets in: (i) common stocks, preferred stocks, and other equity- related securities of companies that are undergoing changes in management or product and marketing dynamics which have not yet been reflected in reported earnings but which are expected to impact earnings in the intermediate term -- these securities often lack investor recognition and are often favorably valued; (ii) other equity-related securities; (iii) with respect to a maximum of 30% of its total assets, common stocks, preferred stocks and other equity-related securities of non-United States currency denominated issuers or American Depository Receipts ("ADRs");
(iv) investment grade fixed income securities and mortgage-backed securities, including lower rated securities [rated in the fourth highest rating category by a nationally recognized rating service

(e.g. Baa by Moody's Investor Services or BBB by Standard & Poor's)] or, if not rated, determined by the portfolio manager to be of comparable quality to securities so rated. A description of debt ratings is contained in the Statement of Additional Information; and (v) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.


In addition, the portfolio may: (i) purchase and sell options on equity securities, stock indices, and foreign currencies; (ii) lend its portfolio securities; (iii) purchase and sell stock index and foreign currency futures contracts and options thereon; (iv) enter into forward foreign currency exchange contracts; and (v) enter into repurchase agreements and purchase securities on a when-issued or delayed delivery basis. These techniques are described on pages 44 through 45, and further information about some of them is included in the Statement of Additional Information.

The effort to achieve superior investment returns necessarily involves a risk of exposure to declining values. Securities in which the portfolio may primarily invest have historically been more volatile than the Standard & Poor's 500 Composite Stock Price Index. Accordingly, during periods when stock prices decline generally, it can be expected that the value of the portfolio will decline more than the market indices.


David Poiesz, Director and Senior Vice President of Jennison Associates Capital Corp., has been portfolio manager of the Prudential Jennison Portfolio since its inception in 1995. Poiesz also manages the Prudential Institutional Growth Fund and the Prudential Jennison Fund. Mr. Poiesz joined Jennison Associates in 1983 as an equity research analyst and has been an equity portfolio manager since 1991.


Small Capitalization Stock Portfolio. The objective of this portfolio is to achieve long-term growth of capital through investment primarily in equity securities of publicly-traded companies with small market capitalization.

Current income, if any, is incidental.

The portfolio seeks to achieve this objective by following the policy of attempting to duplicate the price and yield performance of the Standard & Poor's Small Capitalization Stock Index (the "S&P SmallCap 600 Index"), an index which consists of six-hundred smaller capitalization domestic stocks chosen for market size, liquidity, and industry group representation. Stocks in the index have market capitalizations between $35 million and $1.215 billion. However, to be included in the index, stock selections are also screened for trading volume, share turnover, ownership concentration, share price and bid/ask spreads. The initial sector weightings were selected to reflect the industry distribution of all small capitalization stocks followed by S&P. The S&P SmallCap 600 Index has above average risk and may fluctuate more than the S&P 500 Index which invests in stocks of larger, more established firms.

The S&P SmallCap 600 Index is a market weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Standard & Poor's Corporation is responsible for selecting and maintaining the list of stocks to be included in the index. Inclusion in the index in no way implies an opinion by Standard & Poor's Corporation as to a stock's attractiveness as an investment. "Standard & Poor's", "Standard & Poor's Small Capitalization Stock Index" and "Standard & Poor's SmallCap 600" are trademarks of McGraw Hill. Inc. The Series Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Series Fund. Reference is made to the statement of additional information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.


The following table shows the performance of the S&P SmallCap 600 Index for the 10 years ending in 1995. Although the index was first published in 1994, S&P reconstructed its performance for earlier years. The performance of the S&P SmallCap 600 Index in this period should not be viewed as a representation of any future performance by that index. In addition, the fees and costs involved in the operation of the Small Capitalization Stock Portfolio mean that the performance of a share of stock in the portfolio may not equal the performance of the S&P Small Cap 600 Stock Index even if the assets held by the portfolio do equal that performance.

--------------------------------------------------------------------------------
                        S&P SmallCap 600 With Dividends
                                   Reinvested
                            Annual Percentage Change
--------------------------------------------------------------------------------
           1986                                                 +3.23
           1987                                                -13.50
           1988                                                +19.49
           1989                                                +13.89
           1990                                                 -9.90
           1991                                                +48.49
           1992                                                +21.04
           1993                                                +18.79
           1994                                                 -4.77
           1995                                                +29.96
--------------------------------------------------------------------------------
Source:   Standard  &  Poor's  Corporation.   Percentage  change  calculated  in
accordance with specifications of SEC release number IA-327.
--------------------------------------------------------------------------------


Under normal circumstances, this portfolio intends to be invested in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The portfolio may hold cash or its equivalent, these holdings may cause its performance to differ from that of the S&P SmallCap 600 Index. The portfolio will attempt to minimize any such differences in performance through transactions involving stock index futures contracts, options on stock indices, and/or options on stock index future contracts.

In addition, the portfolio may: (i) purchase and sell options on equity securities; (ii) lend its portfolio securities; and (iii) purchase securities on a when-issued or delayed delivery basis. These techniques are described briefly under Options, Futures Contracts and Swaps on page 44, and in detail in the Statement of Additional Information.

The investment policies and techniques of the Small Capitalization Stock Portfolio are not fundamental and may be changed without shareholder approval if it is determined that alternative investment techniques would be more effective in achieving the portfolio's objective.


Wai Chiang, Director of Portfolio Management, Prudential Diversified Investment Strategies, has been portfolio manager of the Small Capitalization Stock Portfolio since its inception in 1995. Mr. Chiang also manages the unregistered separate accounts, Pridex and Pridex 500 for The Prudential. Mr. Chiang has been employed by The Prudential as a portfolio manager since 1986.

Global Portfolio. The objective of this portfolio is long-term growth of capital through investment primarily in common stocks and common stock equivalents (such as convertible debt securities) of foreign and domestic issuers. Current income, if any, is incidental.


The portfolio is intended to provide investors with the opportunity to invest in a portfolio of securities of companies located throughout the world. In making the allocation of assets among the various countries and geographic regions, the portfolio manager ordinarily considers such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; the range of individual investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors--all in relation to the prevailing prices of the securities in each country or region.

The portfolio is not required to maintain any particular geographic or currency mix of its investments. The portfolio intends to maintain investments in at least three countries (including the United States), but may, when market conditions warrant, invest up to 35% of its assets in companies located in any one country (other than the United States).

In analyzing companies for investment, the portfolio manager ordinarily looks for one or more of the following characteristics: prospects for above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their marketplace--all in relation to the prevailing prices of the securities of such companies.

Investing in securities of foreign companies and countries involves special risks. See Foreign Securities on page 44.

When the portfolio manager believes market conditions dictate a temporary defensive strategy, or during periods of structuring and restructuring the portfolio, the portfolio may invest without limit in money market investments of the kind in which the Money Market Portfolio invests, including repurchase agreements.

In addition, the portfolio may (i) purchase and sell options on equity securities, stock indices and foreign currencies; (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon;
(iii) enter into forward foreign currency exchange contracts; and (iv) purchase securities on a when-issued or delayed delivery basis. These techniques are described briefly under Options, Futures Contracts and Swaps on page 44, and in detail in the Statement of Additional Information.


Daniel Duane, Managing Director, PMFIM, has been the portfolio manager of the Global Portfolio since 1990. Mr. Duane also manages several mutual funds including the Prudential Global Fund, Inc.


Specialized Portfolios

Natural Resources Portfolio. The objective of this portfolio is long-term growth of capital through investment primarily in common stocks and convertible securities of "natural resource companies" (as defined below) and in securities (typically debt securities and preferred stocks) the terms of which are related to the market value of some natural resource ("asset-indexed securities"). Under normal circumstances, the portfolio will invest at least 65% of its total assets in such securities.


Companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services primarily to such companies, will be considered "natural resource companies." Natural resources generally include precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gases), timber land, undeveloped real property and agricultural commodities.


The value of equity securities of natural resource companies (including those companies that are primarily involved in providing goods and services to natural resource companies) will fluctuate pursuant to market conditions generally, as well as to the market for the particular natural resource in which the issuer is involved. The Prudential will seek securities that are attractively priced relative to the intrinsic values of the relevant natural resource or that are of companies which are positioned to benefit under existing or anticipated economic conditions. Accordingly, the portfolio may shift its emphasis from one natural resource industry to another depending upon prevailing trends or developments. However, the portfolio will not invest 25% or more of its total assets in the securities of companies in any one natural resource industry.

"Asset-indexed securities," in which the portfolio may also invest, are securities whose principal amount, redemption terms or conversion terms are related to the market price of a natural resource asset. The portfolio expects to purchase asset-indexed securities which are rated, or are issued by issuers that have outstanding obligations which are rated, at least BBB or Baa by S&P or Moody's, respectively, or commercial paper rated at least A-2, or P-2 by S&P or Moody's, respectively, or in unrated securities that The Prudential determines to be of comparable quality. The portfolio reserves the right, however, to invest in asset-indexed securities rated as low as CC or Ca by Moody's or S&P, respectively, or in unrated securities of comparable quality, also known as high risk securities. The portfolio may invest a small portion of its assets in other stocks, other securities convertible into common stocks, fixed-income securities that are primarily rated A or better by Moody's or S&P (including money market instruments), and options on stocks and on natural resource-related stock indices. A description of debt ratings is in the Statement of Additional Information. The portfolio may under normal circumstances invest up to 35% of its total assets in money market instruments of the type invested in by the Money Market Portfolio and without limit when the portfolio manager believes market conditions warrant a temporary defensive posture or during periods of structuring and restructuring the portfolio.

To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in nonUnited States currency denominated common stock and fixed-income securities convertible into common stock of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under Foreign Securities on page 44.

In addition, the portfolio may (i) purchase and sell options on equity securities, stock indices and foreign currencies (ii) purchase and sell stock index and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts; and (iv) purchase securities on a when-issued or delayed delivery basis. These techniques are described briefly under Options, Futures Contracts and Swaps on page 44, and in detail in the Statement of Additional Information.

The portfolio's turnover rate may exceed 100%, although it is not expected to exceed 200%.


Leigh Goehring, Vice President, PMFIM, has been portfolio manager of the Natural Resources Portfolio since 1992. Mr. Goehring also manages the Prudential Global Natural Resource Fund, Inc. Prior to 1992, Mr. Goehring was portfolio manager of The Prudential-Bache Option Growth Fund.

Foreign Securities


The Global Portfolio may invest up to 100% of its total assets in common stock and convertible securities denominated in a foreign currency and issued by foreign or domestic issuers. The Diversified Bond and High Yield Bond Portfolios may each invest up to 20% of their assets in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. In addition, the bond components of the Conservative Balanced and Flexible Managed Portfolios may each invest up to 20% of their assets in such securities. To the extent permitted by applicable insurance law, the Equity Income, Conservative Balanced and Flexible Managed Portfolios may invest up to 30% of their total assets in debt and equity securities denominated in a foreign currency and issued by foreign or domestic issuers. Further, to the extent permitted by applicable insurance law, the Equity, Prudential Jennison, and Natural Resources Portfolios may invest up to 30% of their assets in non-United States currency denominated common stock and fixed income securities convertible into common stock of foreign and domestic issuers. Securities issued outside the United States and not publicly traded in the United States, as well as American Depository Receipts ("ADRs") and securities denominated in a foreign currency are referred to collectively in this prospectus as "foreign securities."


ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting, and financial reporting standards as domestic issuers.

Foreign securities involve risks of political and economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and, in the case of securities not denominated in United States currency, the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than domestic securities. Under certain market conditions, foreign securities may be less liquid than domestic securities. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers, and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. If the security is denominated in foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a portfolio to obtain or to enforce a judgment against the issuers of such securities. See Forward Foreign Currency Exchange Contracts in the Statement of Additional Information.

Options, Futures Contracts and Swaps

The description of each portfolio's investment policies also state whether they will invest in what are sometimes called derivative securities. These include options (which may be to buy or sell equity securities, debt securities, stock indices, foreign currencies and stock index futures contracts); futures contracts on interest bearing securities, stock and interest rate indices, and foreign currencies; and interest rate swaps. These investments have not in the past represented more than a very minor part of the investments of any portfolio but may increase in the future.

A call option gives the owner the right to buy and a put option the right to sell a designated security or index at a predetermined price for a given period of time. They will be used primarily to hedge or minimize fluctuations in the principal value of a portfolio or to generate additional income. They involve risks which differ, depending upon the particular option. But they often offer an attractive alternative to the purchase or sale of the related security.

Futures contracts represent a contractual obligation to buy or sell a designated security or index within a stated period. They can be used as a hedge against or to minimize fluctuations of a portfolio or as an efficient way of establishing certain positions more quickly than direct purchase of the securities. They can also be used to speculate, but this will not be done by any of the portfolios. They involve risks of various kinds, all of which could result in losses rather than in achieving the intended objective of any particular purchase.

Because options, futures and swaps are now used to such a limited extent, a full description of these investments and the risks associated with them is in the Statement of Additional Information.

Short Sales


The Diversified Bond, High Yield Bond, Government Income, Conservative Balanced and Flexible Managed Portfolios may sell securities they do not own in anticipation of a decline in the market value of those securities ("short sales"). The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale.

Reverse Repurchase Agreements and Dollar Rolls


The Diversified Bond, High Yield Bond, and Government Income Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, may use reverse repurchase agreements and dollar rolls. The Money Market Portfolio and the money market portion of any portfolio may use reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a portfolio with an agreement by the portfolio to repurchase the same securities at an agreed upon price and date. During the reverse repurchase period, the portfolio often continues to receive principal and interest payments on the sold securities. The terms of each agreement reflect a rate of interest for use of the funds for the period, and thus these agreements have the characteristics of borrowing by the portfolio. Dollar rolls involve sales by a portfolio of securities for delivery in the current month with a simultaneous contract to repurchase substantially similar securities (same type and coupon) from the same party at an agreed upon price and date. During the roll period, the portfolio forgoes principal and interest paid on the securities. A portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the portfolio may decline below the price of the securities the portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the portfolio's obligation to repurchase the securities. The Diversified Bond, High Yield Bond, and Government Income Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, will not obligate more than 30% of their net assets in connection with reverse repurchase agreements and dollar rolls. No other portfolio will obligate more than 10% of its net assets in connection with reverse repurchase agreements.


Loans of Portfolio Securities

All of the portfolios except the Money Market Portfolio may from time to time lend the securities they hold to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government Securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the portfolio will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities, while receiving a fee from the borrower or earning interest on the investment of the cash collateral.

There is a slight risk that the borrower may become insolvent, which might delay carrying out a decision to sell the loaned security. This risk can be minimized by careful selection of borrowers and requiring and monitoring the adequacy of capital. No loans will be made to any broker affiliated with The Prudential.

                    INVESTMENT RESTRICTIONS APPLICABLE TO THE
                                   PORTFOLIOS

The Series Fund is subject to certain investment restrictions which are fundamental to the operations of the Series Fund and may not be changed except with the approval of a majority vote of the persons participating in the affected portfolio.

The investments of the various portfolios are generally subject to certain additional restrictions under state laws. In the event of future amendments to the applicable New Jersey statutes, each portfolio will comply, without the approval of the shareholders, with the statutory requirements as so modified.

A detailed discussion of investment restrictions applicable to the Series Fund is in the Statement of Additional Information.

                     INVESTMENT MANAGEMENT ARRANGEMENTS AND
                                    EXPENSES


The Series Fund has entered into an Investment Advisory Agreement with The Prudential under which The Prudential will, subject to the direction of the Board of Directors of the Series Fund, be responsible for the management of the Series Fund, and provide investment advice and related services to each portfolio. The Prudential manages the assets that it owns as well as those of various separate accounts established by The Prudential and those held by other investment companies for which it acts as investment advisor. Total assets under management as of December 31, 1995 was approximately $xxx billion, which includes approximately $xxx billion owned by The Prudential and approximately $xx billion of external assets under The Prudential's management.

Subject to The Prudential's supervision, substantially all of the investment advisory services provided to the Series Fund by The Prudential are furnished, with respect to 14 of the Series Fund's 15 portfolios, by its wholly-owned subsidiary PIC, pursuant to the Service Agreement between The Prudential and PIC. The Agreement provides that a portion of the fee received by The Prudential for providing investment advisory services will be paid to PIC. The Conservative Balanced and Flexible Managed Portfolios are managed by PIC, using a team of portfolio managers under the supervision of Theresa Hamacher and Mark Stumpp, Managing Directors, PIC. Investment advisory services with respect to the Prudential Jennison Portfolio provided by The Prudential are furnished by another wholly-owned subsidiary, Jennison Associates Capital Corp. ("Jennison"), pursuant to an Investment Subadvisory Agreement between The Prudential and Jennison. That Agreement provides that a portion of the fee received by The Prudential for providing investment advisory services to the Prudential Jennison Portfolio will be paid to Jennison. PIC and Jennison are both registered as investment advisors under the Investment Advisers Act of 1940.


Under the Investment Advisory Agreement, The Prudential receives an investment management fee as compensation for its services to the Series Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual portfolio. It is set forth on page 18.


For the year ended December 31, 1995, the Series Fund's total expenses were 0.xx% of the average net assets of all of the Series Fund's portfolios. The investment management fee for that period constituted 0.xx% of the average net assets. Further information about the investment management arrangements and the expenses of the Series Fund is in the Statement of Additional Information.


Portfolio Brokerage and Related Practices

The Prudential is responsible for decisions to buy and sell securities for the portfolios, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

An affiliated broker may be employed to execute brokerage transactions on behalf of the portfolios, as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Series Fund may not engage in any transactions in which The Prudential or its affiliates, including The Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal. Additional information about portfolio brokerage and related transactions is in the Statement of Additional Information.

                                STATE REGULATION

The Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

The Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, The Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

                                     EXPERTS

The financial statements included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319. Actuarial matters included in this prospectus have been examined by Nancy D. Davis, FSA, MAAA, whose opinion is filed as an exhibit to the registration statement.

                                   LITIGATION

No litigation is pending that would have a material effect upon the Account or the Series Fund.

                   EXPANDED TABLE OF CONTENTS OF STATEMENT OF
                             ADDITIONAL INFORMATION

Included in the registration statements for the Contracts and the Series Fund is a Statement of Additional Information which is available without charge by writing to The Prudential at Prudential Plaza, Newark, New Jersey 07102-3777. The following table of contents of that Statement provides a brief summary of what is included in each section.

I.   MORE DETAILED INFORMATION ABOUT THE CONTRACT.

     Sales Load Upon Surrender. A description is given of exactly how The Prudential determines the amount of the part of the sales load that is imposed only upon surrenders or withdrawals during the first 10 Contract years.

     Reduction of Charges for Concurrent Sales to Several Individuals. Where the Contract is sold at the same time to several individuals who are members of an associated class and The Prudential's expenses will be reduced, some of the charges under those Contracts may be reduced.

     Sales to Persons 14 Years of Age or Younger. The face amount will increase, on the insured's 21st birthday, to 150% of the initial face amount. The application of some of the other Contract provisions may be affected.

     Paying Premiums by Payroll Deduction. Your employer may pay monthly premiums for you with deductions from your salary.

     Unisex   Premiums  and   Benefits.   In  some  states  and  under   certain
     circumstances, premiums and benefits will not vary with the sex of the insured.

     How the Death Benefit Will Vary. A description is given of exactly how the death benefit may increase to satisfy Internal Revenue Code requirements.

     Withdrawal of Excess Cash Surrender Value. If the Contract Fund value is high enough you may be able to withdraw part of the cash surrender value while keeping the Contract in effect. There will be a transaction charge. For Form A Contracts there will be a surrender charge. The death benefit will change. There may be tax consequences. You should consult your Prudential representative to discuss whether a withdrawal or a loan is preferable.

     Increases in Face Amount. If you wish to increase the amount of your insurance, it may be preferable to increase the amount of this Contract rather than to buy another Contract. Conditions will apply, and there will be changes in the premiums and charges. Other provisions of your Contract will be affected.

     Decreases in Face Amount. In addition to effecting a partial surrender of the Contract, you may, within limits, reduce the Contract's face amount without withdrawing any cash. This reduces the amount at risk and the monthly mortality charge. There could be tax consequences. Your Prudential representative should first be consulted.

     Tax Treatment of Contract Benefits. A fuller account is provided of how Contract owners may be affected by federal income taxes.


     Sale of the Contract and Sales Commissions. The Contract is sold primarily by agents of The Prudential who are also registered representatives of one of its subsidiaries, Pruco Securities Corporation, a broker and dealer registered under the Securities and Exchange Act of 1934. Generally, selling agents receive a commission of 50% of the Scheduled Premium in the first year, 10% for the next three years and smaller commissions thereafter. For new Contracts issued on or about July 1, 1996 the commission rates for the second through tenth years will change to no more than 6% of the Scheduled Premiums and smaller commissions thereafter.


     Tax-Qualified Pension Plans. Certain restrictions apply if the Contract is purchased to fund, in part, a tax- advantaged pension plan.

     Other Standard Contract Provisions. The Contract contains several provisions commonly included in all life insurance policies. They include provisions relating to beneficiaries, misstatement of age or sex, suicide, assignment, incontestability, and settlement options.

     Exchange of Fixed-Dollar Contract to Variable Contract. Owners of an existing Prudential fixed-dollar life insurance contract may be able to exchange it for a Contract upon favorable terms.

II.  INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.

         General
         Convertible Securities
         Warrants
         Options and Futures
         When-Issued and Delayed Delivery Securities
         Short Sales
         Short Sales Against the Box
         Interest Rate Swaps
         Loans of Portfolio Securities
         Illiquid Securities
         Forward Foreign Currency Exchange Contracts
         Further Information About the Policies of the
           Stock Index Portfolio
         Further Information About the Zero Coupon
           Bond Portfolios

        A more detailed description is given of these investments and the policies of these portfolios.

III. INVESTMENT RESTRICTIONS.

     There are many restrictions upon the investments the portfolios may make and the practices in which they may engage; these are fundamental, meaning they may not be changed without Contract owner approval.

IV.  INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES.

     A fuller description than that in the prospectus is given.

V.   PORTFOLIO TRANSACTIONS AND BROKERAGE.

     A description is given of how securities transactions are effected and how The Prudential selects the brokers.

VI.  DETERMINATION OF NET ASSET VALUE.

     A full description is given of how the daily net asset value of each portfolio is determined.

VII. SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST.

     A full description is given.

VIII. DEBT RATINGS.

     A description is given of how Moody's Investors Services, Inc. and Standard & Poor's Corporation describe the creditworthiness of debt securities.

IX.  POSSIBLE REPLACEMENT OF THE SERIES FUND.

     Although it is most unlikely, it is conceivable that The Prudential might wish to replace the Series Fund portfolios with other investment options. SEC approval will be needed.

X.   OTHER INFORMATION CONCERNING THE SERIES FUND.

         Incorporation and Authorized Stock
         Dividends, Distributions and Taxes
         Custodian and Transfer Agent
         Experts
         Licenses

      More detail is provided about these matters.

XI.  DIRECTORS AND OFFICERS OF THE PRUDENTIAL AND MANAGEMENT OF THE SERIES FUND.

      The names and recent affiliations of The Prudential's directors and executive officers are given. The same information is given for the Series Fund.

XII.  FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC.

XIII. THE PRUDENTIAL SERIES FUND, INC. SCHEDULE OF INVESTMENTS.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus and the Statement of Additional Information do not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from The Prudential. Its address and telephone number are on the cover of this prospectus.

                              FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of The Prudential, which should be considered only as bearing upon the ability of The Prudential to meet its obligations under the Contracts. The financial statements of the Series Fund are in the Statement of Additional Information.

       FINANCIAL STATEMENTS OF THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

                                       and

      CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY

                           OF AMERICA AND SUBSIDIARIES

                       To be filed Pursuant to Rule 485(b)

                                                                        PRUvider
                                                                        Variable
                                                             Appreciable Life(R)
                                                                       Insurance





                                                                     May 1, 1996
                                                                      PROSPECTUS





                                                The Prudential Series Fund, Inc.
                                                                             and
                            The Pruco Life PRUvider Variable Appreciable Account





SVAL-1 Ed 5-96                                      Pruco Life Insurance Company
Catalog No. 6469898

PROSPECTUS


May 1, 1996


PRUCO LIFE INSURANCE COMPANY
PRUVIDER VARIABLE APPRECIABLE ACCOUNT

PRUvider(sm)
Variable Appreciable Life(R)
Insurance Contract

This prospectus describes a variable life insurance contract issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("The Prudential"). Pruco Life calls this contract its PRUvider(sm) Variable Appreciable Life(R) Insurance Contract* (the "Contract"). The Contract provides whole-life insurance protection. The death benefit varies daily with investment experience but will never be less than a guaranteed minimum amount (the face amount specified in the Contract). The Contract also generally provides a cash surrender value which does not have a guaranteed minimum amount.


The assets held for the purpose of paying benefits under these and other similar contracts are segregated from the other assets of Pruco Life and are invested in one or both of the current subaccounts of the Pruco Life PRUvider Variable Appreciable Account (from now on, the "Account"). In this case, the assets will be invested in the corresponding portfolio of The Prudential Series Fund, Inc. (from now on, the "Series Fund"). The two portfolios of the Series Fund currently available to Contract owners are the Conservative Balanced Portfolio and the Flexible Managed Portfolio. The contract owner may also choose to have the assets invested in a fixed-rate option. This prospectus describes the Contract generally, the Pruco Life PRUvider Variable Appreciable Account and the securities issued by the Series Fund.


Although it is advantageous to the purchaser to pay a Scheduled Premium amount on the dates due, which are at least once a year but may be more often, purchasers have flexibility as to when and in what amounts they pay premiums.


Before you sign an application to purchase this life insurance contract, you should read this prospectus with care and have any questions you may have answered by your Pruco Life representative. If you do purchase the Contract, you should retain this prospectus for future reference, together with the Contract itself that you will receive.


Additional information about the contract and the Series Fund is set forth in a separate Statement of Additional Information which is incorporated by reference into this prospectus. It is available without charge upon request to the Pruco Life Insurance Company at the address shown below.

REPLACING EXISTING LIFE INSURANCE WITH A CONTRACT DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE. IF YOU CURRENTLY OWN A LIFE INSURANCE CONTRACT, THE BENEFITS AND COSTS OF PURCHASING ADDITIONAL INSURANCE UNDER THE EXISTING POLICY SHOULD BE COMPARED WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS. IN MAKING THIS COMPARISON, YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                       Telephone: (800) 437-4016, Ext. 46

*PRUvider is a service mark of The Prudential.
  Appreciable Life is a registered mark of The Prudential.


SVAL-1 Ed. 5-96

                                TABLE OF CONTENTS

                                                                                                                            Page


INTRODUCTION AND SUMMARY.......................................................................................................1
         Brief Description of the Contract.....................................................................................1
         Balanced Portfolios...................................................................................................3
                  Conservative Balanced Portfolio..............................................................................3
                  Flexible Managed Portfolio...................................................................................3
         Fixed-Rate Option.....................................................................................................3
         Transfers Between Investment Options..................................................................................3
         The Scheduled Premium.................................................................................................3
         Payment of Higher Premiums............................................................................................3
         Contract Loans........................................................................................................3
         PRUvider Variable Appreciable Life Insurance Contracts................................................................3


FINANCIAL HIGHLIGHTS OF THE PORTFOLIOS OF THE SERIES FUND......................................................................4

Illustrations of Cash Surrender Values, Death Benefits and Accumulated Premiums................................................7

GENERAL INFORMATION ABOUT PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT

         AND THE FIXED RATE OPTION.............................................................................................8
         Pruco Life PRUvider Variable Appreciable Account......................................................................8
         The Fixed-Rate Option.................................................................................................8

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS...........................................................................9
         Requirements for Issuance of a Contract...............................................................................9
         Short-Term Cancellation Right or "Free Look"..........................................................................9
         Contract Fees and Charges.............................................................................................9

                  Deductions from Premiums.....................................................................................9
                  Deductions from Portfolios...................................................................................9
                  Monthly Deductions from Contract Fund.......................................................................10
                  Daily Deduction from the Contract Fund......................................................................11
                  Surrender or Withdrawal Charges.............................................................................11
                  Transaction Charges.........................................................................................11

         Contract Date........................................................................................................12
         Premiums ............................................................................................................12
         Allocation of Premiums...............................................................................................13
         Transfers............................................................................................................13
         How the Contract Fund Changes with Investment Experience.............................................................14
         How a Contract's Death Benefit Will Vary.............................................................................14
         Contract Loans.......................................................................................................14
         Surrender of a Contract..............................................................................................15
         Lapse and Reinstatement..............................................................................................15

                  Fixed Extended Term Insurance...............................................................................15
                  Fixed Reduced Paid-Up Insurance.............................................................................16
                  Variable Reduced Paid-Up Insurance..........................................................................16
                  What Happens If No Request Is Made?.........................................................................16

         Paid-Up Insurance Option.............................................................................................16
         When Proceeds Are Paid...............................................................................................16
         Living Needs Benefit.................................................................................................17

                  Terminal Illness Option.....................................................................................17
                  Nursing Home Option.........................................................................................17

         Voting Rights........................................................................................................17
         Reports to Contract Owners...........................................................................................18
         Tax Treatment of Contract Benefits...................................................................................18

                  Treatment as Life Insurance.................................................................................18
                  Pre-Death Distributions.....................................................................................18
                  Other Tax Consequences......................................................................................19

         Other Contract Provisions............................................................................................19

FURTHER INFORMATION ABOUT THE SERIES FUND.....................................................................................19

                                                                                                                            Page

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS..........................................................................20
         Balanced Portfolios..................................................................................................20

                  Conservative Balanced Portfolio.............................................................................20
                  Flexible Managed Portfolio..................................................................................21

         Foreign Securities...................................................................................................22
         Options, Futures Contracts and Swaps.................................................................................22
         Short Sales..........................................................................................................23
         Reverse Repurchase Agreements and Dollar Rolls.......................................................................23
         Loans of Portfolio Securities........................................................................................23

INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS..........................................................................23

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES...............................................................................24
         Portfolio Brokerage and Related Practices............................................................................24

STATE REGULATION..............................................................................................................24

EXPERTS  .....................................................................................................................24

LITIGATION....................................................................................................................25

EXPANDED TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.............................................................25

ADDITIONAL INFORMATION........................................................................................................26

FINANCIAL STATEMENTS..........................................................................................................27

FINANCIAL STATEMENTS OF THE PRUCO LIFE PRUvider VARIABLE APPRECIABLE ACCOUNT..................................................A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES............................................B1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE SERIES FUND.

                            INTRODUCTION AND SUMMARY

This section provides only an overview of the more significant provisions of the Contract. It omits details which are provided in the rest of this prospectus, as well as in a Statement of Additional Information which is available to you upon request without charge. A description of the contents of that Statement of Additional Information is on page 25.

As you read this prospectus you should keep in mind that you are considering the purchase of a life insurance contract. Because it is variable life insurance - and variable life insurance has significant investment aspects and requires you to make investment decisions - it is also a "security." That is why you have been given this prospectus. Securities which are offered to the public must be registered with the Securities and Exchange Commission, and the prospectus that is a part of the registration statement must be given to all prospective buyers. But because a substantial part of your premium pays for life insurance that will pay to your beneficiary, in the event of your death, an amount far exceeding your total premium payments, you should not buy this contract unless a major reason for the purchase is to provide life insurance protection. Because the contract provides whole-life or permanent insurance, it also serves a second important objective. It can be expected to provide an increasing cash surrender value that can be used during your lifetime.

Brief Description of the Contract

The PRUvider Variable Appreciable Life Contract (referred to from now on as the "Contract") is issued and sold by the Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. These Contracts are not offered in any state in which the necessary approvals have not yet been obtained.


Pruco Life is a wholly-owned subsidiary of The Prudential, a mutual insurance company founded in 1875 under the laws of the State of New Jersey. As of December 31, 1995, The Prudential has invested over $xxx million in Pruco Life in connection with Pruco Life's organization and operation. The Prudential intends from time to time to make additional capital contributions to Pruco Life as needed to enable it to meet its reserve requirements and expenses in connection with its business. The Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life's consolidated financial statements begin on page B1 and should be considered only as bearing upon Pruco Life's ability to meet its obligations under the Contracts.


The Contract is a form of flexible premium variable life insurance. It is built around a Contract Fund, the amount of which changes every business day. That amount represents the value of your Contract on that day although you will have to pay a surrender charge if you decide to surrender the Contract during the first ten Contract years.


A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. Pruco Life has established a separate account, like a separate division within the Company, called the Pruco Life PRUvider Variable Appreciable Account. Whenever you pay a premium, Pruco Life first deducts certain charges (described below) and, unless you decide otherwise puts the remainder - often called the "net premium" - into the Account, where it is combined with the net premiums from all other contracts like this one. The money in the Account, including your Contract Fund, is then invested in the following way. The Account is divided into 2 subaccounts and you must decide which one[s] will hold the assets of your Contract Fund. The money allocated to each subaccount is immediately invested in a corresponding portfolio of The Prudential Series Fund, Inc. Those two portfolios -- called the Conservative Balanced Portfolio and the Flexible Managed Portfolio -- differ in the amount of risk associated with them and are described in more detail below.


Because the assets that relate to the Contract may be invested in these variable investment options, the Contract offers an opportunity for your cash surrender value to appreciate more rapidly than it would under comparable fixed-benefit whole-life insurance. You, however, must accept the risk that if investment performance is unfavorable the cash surrender value may not appreciate as rapidly and, indeed, may decrease in value. If you prefer to avoid this risk you may elect to allocate part or all of the net premiums in a fixed-rate option under which a stated interest rate is credited to the amount of your Contract Fund allocated to that option. See The Fixed-Rate Option, page 8.

Pruco Life deducts certain charges from each premium payment and from the amounts held in the designated investment options. In addition, Pruco Life makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under Contract Fees and Charges on page 9. In brief, and subject to that fuller description, the following diagram outlines the charges which may be made:

--------------------------------------------------------------------------------
                                 Premium Payment
 -------------------------------------------------------------------------------


                       ----------------------------------------
                             o  less charge for taxes
                                attributable to premiums
                             o  less $2 processing fee
                       ----------------------------------------

--------------------------------------------------------------------------------
                             Invested Premium Amount

o    To be invested in one or a combination of:
     o  The Conservative Balanced Portfolio
     o  The Flexible Managed Portfolio
     o  The Fixed Rate Option

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Daily Charges

o A daily charge equivalent to an annual rate of up to 0.9% is deducted from the assets of the subaccounts for mortality and expense risks.
o Management fees and expenses are deducted from the assets of the Series Fund. See Deductions from Portfolios, page 9.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Monthly Charges

o A sales charge is deducted from the Contract Fund in the amount of1/2of 1% of the primary annual premium.
o The Contract Fund is reduced by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.
o The Contract Fund is reduced by an administrative charge of up to $6 per Contract and up to $0.19 per $1,000 of face amount of insurance (currently, on a non-guaranteed basis, the $0.19 charge is decreased to $0.09 per $1,000); if the face amount of the Contract is less than $10,000, there is an additional charge of $0.30 per $1,000 of face amount.
o A charge for anticipated mortality is deducted, with the maximum charge based on the non-smoker/smoker 1980 CSO Tables.
o If the Contract includes riders, a deduction from the Contract Fund will be made for charges applicable to those riders; a deduction will also be made if the rating class of the insured results in an extra charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Possible Additional Charges

o If the Contract lapses or is surrendered during the first 10 years, a contingent deferred sales charge is assessed; the maximum contingent deferred sales charge during the first 5 years is 50% of the first year's primary annual premium but this charge is both subject to other important limitations and reduced for Contracts that have been in force for more than 5 years.
o If the Contract lapses or is surrendered during the first 10 years, a contingent deferred administrative charge is assessed; during the first 5 years, this charge equals $5 per $1,000 of face amount and it begins to decline uniformly after the fifth Contract year so that it disappears on the tenth Contract anniversary.
o An administrative processing charge of $15 will be made in connection with each withdrawal of excess cash surrender value.
--------------------------------------------------------------------------------

Because of the charges listed above, and in particular because of the significant charges deducted upon early surrender or lapse, you should purchase a Contract only if you intend and have the financial capability to keep it in force for a substantial period.

When you first buy the Contract you give instructions to Pruco Life as to which of the two subaccounts (and, therefore, which corresponding portfolios of the Series Fund) you wish your Contract Fund invested. Thereafter you may make changes in these allocations either in writing or by telephone. The investment objectives of the portfolios, described more fully starting on page 20 of this prospectus, and of the fixed rate option are as follows:

Balanced Portfolios


Conservative Balanced Portfolio (formerly the Conservatively Managed Flexible Portfolio). Achievement of a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment who prefers a relatively lower risk of loss and a correspondingly reduced chance of high appreciation.

Flexible Managed Portfolio (formerly the Aggressively Managed Flexible Portfolio). Achievement of a high total investment return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.


Fixed-Rate Option

Guarantee against loss of principal plus income at a rate which may change at yearly intervals, but will never be lower than an effective annual rate of 4%.

Transfers Between Investment Options

You may at any time change the instructions for the allocation of your premiums to the various investment options. You may also transfer amounts held in one option to another. There are restrictions upon transfers out of the fixed-rate option which Pruco Life may waive.

The Scheduled Premium

Your Contract sets forth an annual Scheduled Premium, or one that is payable more frequently, such as monthly. Pruco Life guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest), the death benefit will be paid upon the death of the insured. The Contract will not lapse even if investment experience is unexpectedly so unfavorable that the Contract Fund value drops to below zero.

The amount of the scheduled premium depends on the Contract's face amount, the insured's sex (except where unisex rates apply) and age at issue, the insured's risk classification, the rate for taxes attributable to premiums, and the frequency of premium payments selected. Under certain low face amount Contracts issued on younger insureds, the payment of the Scheduled Premium may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 18. The scheduled premium will not be increased (except to reflect changes in the rate for taxes attributable to premiums). See Premiums, page 12.

Payment of Higher Premiums


The payment of premiums in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract. See Premiums, page 12 and Tax Treatment of Contract Benefits, page 18.


Contract Loans

The Contract permits the owner to borrow up to 90% of the amount of the cash surrender value (100% of the portion allocated to the fixed-rate option) on favorable terms. See Contract Loans, page 14. When a loan is made, the amount held under the investment options described above is reduced, proportionately, by the amount of the loan.


PRUvider Variable Appreciable Life Insurance Contracts

Pruco Life's PRUvider Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life. However, it differs in two important ways. First, Pruco Life guarantees that if the Scheduled Premiums are paid when due or within the grace period (or missed premiums are paid later with interest), the Contract will not lapse and the face amount of insurance will be paid upon the death of the insured even if, because of unfavorable investment experience, the Contract Fund value should drop to below zero. Second, if all premiums are not paid when due (or made up), the Contract will not lapse as long as the Contract Fund is higher than a stated amount set forth in a table in the Contract - an amount that increases each year and in later years becomes quite high; it is called the "Tabular Contract Fund." The Contract lapses when the Contract Fund falls to below this stated amount, rather than when it drops to zero. Thus, when a PRUvider Variable Appreciable Life Contract lapses, it may still have considerable value and you will, therefore, have a substantial incentive to reinstate it, as well as an opportunity to make a considered decision whether to do so or to take, in one form or another, the cash surrender value. In effect, Pruco Life provides an early and timely warning against the imprudent use of the flexibility provided by the Contract.

In the following pages of this prospectus we describe in much greater detail all of the provisions of the Contract. That description is preceded by two sets of tables. The first set provides, in condensed form, financial information about the portfolios of the Series Fund, beginning on the date each of them was first established. The second set shows what the cash surrender values and death benefits would be under a Contract issued on a hypothetical person, making certain assumptions. These tables show generally how the values under the Contract would vary, with different investment performances.

                    FINANCIAL HIGHLIGHTS OF THE PORTFOLIOS OF
                                 THE SERIES FUND

The tables that follow provide information about the annual investment income, capital appreciation and expenses of the 2 available portfolios of the Series Fund for each year, beginning with the year after the Series Fund was established. They are prepared on a per share basis and therefore provide useful information about the investment performance of each portfolio.

Note, however, that these tables do not tell you how your Contract Fund would have changed during this period because they do not reflect the deductions from the Contract Fund other than the portfolio deductions.

              THE PRUDENTIAL SERIES FUND, INC. FINANCIAL HIGHLIGHTS



         To be filed by Post-Effective Amendment pursuant to Rule 485(b)

                            PORTFOLIO RATES OF RETURN



         To be filed by Post-Effective Amendment pursuant to Rule 485(b)

             Illustrations of Cash Surrender Values, Death Benefits
                            and Accumulated Premiums

The following tables have been prepared to help show how values under the Contract change with investment performance of the Account. The tables assume that no portion of the Contract Fund is allocated to the fixed-rate option. The tables illustrate how cash surrender values (reflecting the deduction of deferred sales load and administrative charges, if any) and death benefits of Contracts issued on an insured of a given age would vary over time if the gross investment return on the assets held in the selected Series Fund portfolios were a uniform, after tax, annual rate of 0%, 4%, 8%, and 12% and minimum scheduled premiums were paid. The death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 4%, 8%, and 12% but fluctuated over and under those averages throughout the years.

The death benefits and cash surrender values shown in the first two tables on pages T1 and T2 reflect Pruco Life's current charges. The values shown in these tables are calculated upon the assumption that Pruco Life will continue to use the administrative charges and mortality rates that it is currently using, even though it is permitted under the Contract to use higher administrative charges and the higher mortality charges specified in the 1980 CSO Table. While Pruco Life does not currently intend to withdraw or modify these reductions in charges, it reserves the right to do so.

The death benefits and cash surrender values shown in the next two tables on pages T3 and T4 are calculated upon the assumption that the maximum administrative charges allowable under the Contract and the maximum mortality charges specified by the 1980 CSO Table are made throughout the life of the Contract; they do not reflect Pruco Life's current practice of reducing the administrative and mortality charges.


The amounts shown for the death benefit and cash surrender value as of each Contract year reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax return of the Series Fund's portfolios. This is because these tables assume an investment management fee and other estimated Series Fund expenses totaling 0.61% and also reflect the daily charge to the Account for assuming mortality and expense risks, which is equivalent to an effective annual rate of 0.9%. The 0.61% figure is based on an average of the current management fees of the two available portfolios and an analysis of historical operating expenses other than management fees, taking into account any applicable expense offsets. Actual fees and expenses of the portfolios associated with a Contract may be more or less than 0.61%, will vary from year to year, and will depend on how the Contract Fund is allocated. Based on the above assumptions, gross annual rates of return of 0%, 4%, 8%, and 12% correspond in the tables to approximate net annual rates of return of -1.51%, 2.49%, 6.49%, and 10.49%, respectively. The tables reflect the fact that no charges for federal or state income taxes are currently made against the Account (other than "taxes attributable to premiums"). If such a charge is made in the future, it will take higher gross rates of return to produce the same net after-tax returns. The tables assume that the insured is in the preferred rating class, and the charge for federal, state and local taxes attributable to premiums is 3.25%.


Upon request, Pruco Life will furnish a comparable hypothetical illustration based on the proposed insured's age and sex (except where unisex rates apply) and on the face amount or premium amount requested. The illustrations can be prepared upon the assumptions that the insured is in the preferred or standard rating class or in a different risk classification, and can assume that annual, semi-annual, quarterly or monthly premiums are paid.

                                  ILLUSTRATIONS
                                  -------------

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                         $5,000 GUARANTEED DEATH BENEFIT
                           $173.70 ANNUAL PREMIUM (1)
                        USING CURRENT CONTRACTUAL CHARGES

                                                Death Benefit (2)                                Cash Surrender Value (2)
                            ---------------------------------------------------  ---------------------------------------------------
                                       Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                 Premiums                 Annual Investment Return of                          Annual Investment Return of
   End of       Accumulated ---------------------------------------------------  ---------------------------------------------------
   Policy     at 4% Interest   0% Gross    4% Gross    8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
    Year         Per Year   (-1.51% Net) (2.49% Net)  (6.49% Net)  (10.49% Net)  (-1.51% Net)  (2.49% Net)  (6.49% Net) (10.49% Net)
    ----         --------   ------------ -----------  -----------  ------------  ------------  -----------  ------------------------
      1           $   181      $5,003       $5,007      $ 5,011       $ 5,016          $  0       $    0       $    2       $     6
      2           $   369      $5,002       $5,013      $ 5,024       $ 5,036          $ 48       $   59       $   70       $    82
      3           $   564      $5,000       $5,019      $ 5,040       $ 5,063          $101       $  121       $  142       $   165
      4           $   767      $5,000       $5,024      $ 5,058       $ 5,096          $153       $  185       $  219       $   256
      5           $   978      $5,000       $5,028      $ 5,079       $ 5,136          $204       $  249       $  300       $   357
      6           $ 1,198      $5,000       $5,033      $ 5,104       $ 5,187          $268       $  329       $  400       $   482
      7           $ 1,427      $5,000       $5,038      $ 5,134       $ 5,247          $330       $  411       $  506       $   620
      8           $ 1,665      $5,000       $5,042      $ 5,167       $ 5,319          $392       $  493       $  618       $   770
      9           $ 1,912      $5,000       $5,046      $ 5,204       $ 5,403          $452       $  577       $  735       $   934
     10           $ 2,169      $5,000       $5,050      $ 5,246       $ 5,501          $511       $  663       $  859       $ 1,114
     15           $ 3,617      $5,000       $5,056      $ 5,541       $ 6,266          $719       $1,045       $1,529       $ 2,255
     20           $ 5,379      $5,000       $5,044      $ 6,020       $ 9,093          $880       $1,454       $2,430       $ 4,111
     25           $ 7,523      $5,000       $5,010      $ 6,960       $13,506          $967       $1,876       $3,631       $ 7,046
 30 (Age 65)      $10,132      $5,000       $5,000      $ 8,713       $19,529          $936       $2,294       $5,181       $11,613
     35           $13,305      $5,000       $5,000      $10,670       $27,840          $694       $2,681      $ 7,124       $18,587
     40           $17,166      $5,000       $5,000      $12,902       $39,427          $ 44       $2,995      $ 9,507       $29,054
     45           $21,864      $5,000       $5,000      $15,510       $55,797          $  0       $3,146      $12,369       $44,496

(1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2) Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T1

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                        $20,000 GUARANTEED DEATH BENEFIT
                           $390.90 ANNUAL PREMIUM (1)
                        USING CURRENT CONTRACTUAL CHARGES

                                                Death Benefit (2)                               Cash Surrender Value (2)
                            ---------------------------------------------------  ---------------------------------------------------
                                       Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                          Annual Investment Return of
   End of     Accumulated   ---------------------------------------------------  ---------------------------------------------------
   Policy    at 4% Interest   0% Gross     4% Gross     8% Gross     12% Gross      0% Gross     4% Gross     8% Gross    12% Gross
    Year        Per Year    (-1.51% Net) (2.49% Net)  (6.49% Net)  (10.49% Net)  (-1.51% Net)  (2.49% Net)  (6.49% Net) (10.49% Net)
    ----        --------    ------------ -----------  -----------  ------------  ------------  -----------  -----------  -----------
      1         $   407        $20,012      $20,024      $20,036      $ 20,048        $   38       $   50      $    62      $     74
      2         $   829        $20,013      $20,046      $20,080      $ 20,115        $  243       $  276      $   310      $    345
      3         $ 1,269        $20,002      $20,065      $20,132      $ 20,204        $  442       $  505      $   573      $    644
      4         $ 1,726        $20,000      $20,081      $20,194      $ 20,316        $  635       $  739      $   851      $    974
      5         $ 2,202        $20,000      $20,095      $20,265      $ 20,456        $  832       $  985      $ 1,156      $  1,346
      6         $ 2,697        $20,000      $20,111      $20,355      $ 20,635        $1,083       $1,295      $ 1,539      $  1,818
      7         $ 3,211        $20,000      $20,126      $20,459      $ 20,851        $1,334       $1,616      $ 1,948      $  2,340
      8         $ 3,746        $20,000      $20,139      $20,577      $ 21,108        $1,581       $1,942      $ 2,380      $  2,911
      9         $ 4,302        $20,000      $20,149      $20,712      $ 21,412        $1,822       $2,273      $ 2,835      $  3,535
     10         $ 4,881        $20,000      $20,157      $20,863      $ 21,768        $2,058       $2,609      $ 3,315      $  4,220
     15         $ 8,140        $20,000      $20,157      $21,938      $ 24,573        $2,896       $4,111      $ 5,892      $  8,528
     20         $12,106        $20,000      $20,078      $23,714      $ 34,411        $3,541       $5,716      $ 9,352      $ 15,557
     25         $16,931        $20,000      $20,000      $26,772      $ 51,149        $3,888       $7,368      $13,967      $ 26,684
 30 (Age 65)    $22,801        $20,000      $20,000      $33,547      $ 73,995        $3,759       $8,994      $19,950      $ 44,003
     35         $29,942        $20,000      $20,000      $41,116      $105,519        $2,780      $10,454      $27,451      $ 70,449
     40         $38,631        $20,000      $20,000      $49,746      $149,472        $  153      $11,532      $36,658      $110,146
     45         $49,203        $20,000      $20,000      $59,831      $211,561        $    0      $11,760      $47,713      $168,712

  (1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

  (2) Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T2

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                         $5,000 GUARANTEED DEATH BENEFIT
                           $173.70 ANNUAL PREMIUM (1)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                Death Benefit (2)                                Cash Surrender Value (2)
                               --------------------------------------------------- -------------------------------------------------
                                       Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                   Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of         Accumulated  --------------------------------------------------- -------------------------------------------------
   Policy       at 4% Interest    0% Gross     4% Gross    8% Gross     12% Gross    0% Gross     4% Gross   8% Gross    12% Gross
    Year           Per Year    (-1.51% Net)  (2.49% Net) (6.49% Net)  (10.49% Net) (-1.51% Net) (2.49% Net) (6.49% Net) (10.49% Net)
    ----           --------    ------------  ----------- -----------  ------------ ------------ ----------- ----------- ------------
      1             $   181       $5,000       $5,000      $ 5,004       $ 5,009       $  0       $    0       $    0       $     0
      2             $   369       $5,000       $5,000      $ 5,010       $ 5,022       $ 35       $   45       $   56       $    67
      3             $   564       $5,000       $5,000      $ 5,018       $ 5,039       $ 82       $  100       $  120       $   142
      4             $   767       $5,000       $5,000      $ 5,028       $ 5,063       $128       $  157       $  189       $   224
      5             $   978       $5,000       $5,000      $ 5,040       $ 5,093       $172       $  214       $  261       $   314
      6             $ 1,198       $5,000       $5,000      $ 5,054       $ 5,129       $228       $  284       $  350       $   425
      7             $ 1,427       $5,000       $5,000      $ 5,070       $ 5,174       $283       $  356       $  442       $   546
      8             $ 1,665       $5,000       $5,000      $ 5,089       $ 5,227       $336       $  428       $  540       $   678
      9             $ 1,912       $5,000       $5,000      $ 5,111       $ 5,290       $388       $  500       $  642       $   821
     10             $ 2,169       $5,000       $5,000      $ 5,136       $ 5,364       $438       $  574       $  749       $   977
     15             $ 3,617       $5,000       $5,000      $ 5,318       $ 5,950       $601       $  885       $1,306       $ 1,938
     20             $ 5,379       $5,000       $5,000      $ 5,622       $ 7,682       $712       $1,202       $2,031       $ 3,473
     25             $ 7,523       $5,000       $5,000      $ 6,099       $11,204       $739       $1,498       $2,965       $ 5,845
 30 (Age 65)        $10,132       $5,000       $5,000      $ 6,993       $15,870       $632       $1,736       $4,159       $ 9,438
     35             $13,305       $5,000       $5,000      $ 8,411       $22,115       $280       $1,840       $5,616       $14,765
     40             $17,166       $5,000       $5,000      $ 9,959       $30,539       $  0       $1,651       $7,339       $22,504
     45             $21,864       $5,000       $5,000      $11,677       $41,993       $  0       $  731       $9,312       $33,488

  (1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

  (2) Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                       T3

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                        $20,000 GUARANTEED DEATH BENEFIT
                           $390.90 ANNUAL PREMIUM (1)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                Death Benefit (2)                              Cash Surrender Value (2)
                           ----------------------------------------------------  ---------------------------------------------------
                                       Assuming Hypothetical Gross (and Net)             Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                          Annual Investment Return of
   End of     Accumulated  ----------------------------------------------------  ---------------------------------------------------
   Policy    at 4% Interest  0% Gross     4% Gross     8% Gross     12% Gross      0% Gross     4% Gross     8% Gross    12% Gross
    Year        Per Year   (-1.51% Net)  (2.49% Net)  (6.49% Net)  (10.49% Net)  (-1.51% Net)  (2.49% Net)  (6.49% Net) (10.49% Net)
    ----        --------   ------------  -----------  -----------  ------------  ------------  -----------  ------------------------
      1          $   407      $20,000      $20,000      $20,009      $ 20,028        $   12       $   24      $    35      $     46
      2          $   829      $20,000      $20,000      $20,024      $ 20,056        $  191       $  221      $   253      $    286
      3          $ 1,269      $20,000      $20,000      $20,045      $ 20,111        $  364       $  423      $   485      $    551
      4          $ 1,726      $20,000      $20,000      $20,073      $ 20,185        $  532       $  627      $   730      $    843
      5          $ 2,202      $20,000      $20,000      $20,109      $ 20,283        $  704       $  843      $   999      $  1,173
      6          $ 2,697      $20,000      $20,000      $20,153      $ 20,406        $  924       $1,116      $ 1,337      $  1,590
      7          $ 3,211      $20,000      $20,000      $20,206      $ 20,559        $1,144       $1,397      $ 1,696      $  2,048
      8          $ 3,746      $20,000      $20,000      $20,269      $ 20,744        $1,358       $1,681      $ 2,072      $  2,547
      9          $ 4,302      $20,000      $20,000      $20,343      $ 20,965        $1,567       $1,968      $ 2,466      $  3,089
     10          $ 4,881      $20,000      $20,000      $20,428      $ 21,227        $1,769       $2,257      $ 2,880      $  3,679
     15          $ 8,140      $20,000      $20,000      $21,061      $ 23,332        $2,429       $3,480      $ 5,015      $  7,287
     20          $12,106      $20,000      $20,000      $22,149      $ 28,871        $2,874       $4,713      $ 7,787      $ 13,052
     25          $16,931      $20,000      $20,000      $23,887      $ 42,162        $2,984       $5,854      $11,349      $ 21,996
 30 (Age 65)     $22,801      $20,000      $20,000      $26,744      $ 59,769        $2,553       $6,742      $15,904      $ 35,543
     35          $29,942      $20,000      $20,000      $32,210      $ 83,331        $1,136       $7,056      $21,505      $ 55,635
     40          $38,631      $20,000      $20,000      $38,177      $115,111        $    0       $6,109      $28,133      $ 84,826
     45          $49,203      $20,000      $20,000      $44,799      $158,323        $    0       $2,012      $35,726      $126,256

  (1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

  (2) Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T4

                            GENERAL INFORMATION ABOUT
                PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
                            AND THE FIXED RATE OPTION

Pruco Life PRUvider Variable Appreciable Account

Pruco Life PRUvider Variable Appreciable Account was established on July 10, 1992 under Arizona law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life. Pruco Life is also the legal owner of the assets in the Account. Pruco Life will at all times maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.


The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life. There are currently two subaccounts within the Account, one of which invests in the Conservative Balanced Portfolio and the other of which invests in the Flexible Managed Portfolio of the Series Fund. Additional subaccounts may be added in the future. The Account's financial statements begin on page A1.


The Fixed-Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, subject Pruco Life and its directors to civil liability if that results in any damage.

As explained earlier, you may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to the fixed-rate option, and the amount so allocated or transferred becomes part of The Pruco Life's general assets. Sometimes this is referred to as Pruco Life's general account, which consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically. This rate may not be less than an effective annual rate of 4%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year. See Contract Date, page 12. Thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Pruco Life reserves the right to change this practice. Pruco Life is not obligated to credit interest at a higher rate than 4%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. At least annually and on request, a Contract owner will be advised of the interest rates that currently apply to his or her Contract.

Transfers from the fixed-rate option are subject to strict limits. (See Transfers, page 13). The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months (see When Proceeds Are Paid, page 16).

                      DETAILED INFORMATION FOR PROSPECTIVE
                                 CONTRACT OWNERS

Requirements for Issuance of a Contract


Generally, the minimum initial guaranteed death benefit that can be applied for is $5,000 and the maximum that can be applied for is $25,000. For proposed insureds 21 years of age or younger, the minimum initial guaranteed death benefit that can be applied for is $10,000. The Contract may generally be issued on insureds below the age of 76. Before issuing any Contract, Pruco Life requires evidence of insurability which may include a medical examination. Non-smokers who meet preferred underwriting requirements are offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. These are the current underwriting requirements. The Company reserves the right to change these requirements on a non-discriminatory basis.


Short-Term Cancellation Right or "Free Look"

Generally, you may return the Contract for a refund within 10 days after you receive it, within 45 days after Part I of the application for insurance is signed, or within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience in the value of the invested portion of the premiums, calculated as if no charges had been made against the Account or the Series Fund. However, if applicable law so requires, if you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.

Contract Fees and Charges

This section provides a detailed description of each charge that is described briefly in the chart on page 1, and an explanation of the purpose of the charge.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, will be the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. However, if circumstances change, Pruco Life reserves the right to increase each current charge, up to but to no more than the maximum charge, without giving any advance notice.

A Contract owner may add several "riders" to the Contract which provide additional benefits, which are charged for separately. The statement and description of charges that follows assumes there are no riders to the Contract.

Deductions from Premiums


(a) A charge for taxes attributable to premiums is deducted from each premium. That charge is currently made up of two parts. The first part is in an amount equal to the state or local premium tax. It varies from jurisdiction to jurisdiction and generally ranges from 0.75% to 5% (but in some instances it may exceed 5%) of the premium received by Pruco Life. The second part is for federal income taxes measured by premiums and it is equal to 1.25% of the premium. Pruco Life believes that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 1995 and 1994, Pruco Life received a total of approximately $x,xxx,xxx and $2,412,598, respectively, in taxes attributable to premiums.

(b) A charge of $2 is deducted from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year. During 1995 and 1994, Pruco Life received a total of approximately $xxx,xxx and $753,128, respectively, in processing charges.


Deductions from Portfolios


(a) An investment advisory fee is deducted daily from each portfolio at an annual rate of 0.55% for the Conservative Balanced Portfolio and 0.6% for the Flexible Managed Portfolio.

(b) The expenses incurred in conducting the investment operations of the portfolios (such as investment advisory fees, custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio. The total expenses of each portfolio for the year 1995 expressed as a percentage of the average assets during the year are shown below:

--------------------------------------------------------------------------------
                                                     Other               Total
      Portfolio                Advisory            Expenses            Expenses
                                  Fee
--------------------------------------------------------------------------------
Conservative Balanced            0.55%               0.03%               0.58%
   Flexible Managed              0.60%               0.03%               0.63%
--------------------------------------------------------------------------------

For the  years  1995,  1994,  and  1993,  The  Prudential  received  a total  of
$77,610,206,   $66,413,206,   and  $51,197,499,   respectively,   in  investment
management fees for all of the Series Fund's portfolios.


Monthly Deductions from Contract Fund

The following monthly charges are deducted proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) A sales charge, often called a sales load, is deducted to pay part of the costs Pruco Life incurs in selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium" which is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $6 part of the monthly deduction described in (c) below, the $0.30 per $1,000 of face amount for Contracts with a face amount of less than $10,000, and any extra premiums for riders or substandard risks. The deduction is made whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. To summarize, this charge is somewhat less than (significantly less for Contracts with small face amounts) 6% of the annual Scheduled Premium.


There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year. It is often described as a contingent deferred sales load ("CDSL") and is described later under Surrender or Withdrawal Charges. During 1995 and 1994, Pruco Life received a total of approximately $x,xxx,xxx and $1,785,222, respectively, in sales load charges.

(b) A charge of not more than $0.01 per $1000 of face amount of insurance is made to compensate Pruco Life for the risk it assumes by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge will not be made if the Contract has been continued in force pursuant to an option on lapse. During 1995 and 1994, Pruco Life received a total of approximately $xx,xxx and $92,140, respectively, for this risk charge.

(c) An administrative charge of $6 plus up to $0.19 per $1,000 per month of face amount of insurance is deducted each month. Currently, on a non-guaranteed basis, this charge is reduced from $0.19 to $0.09 per $1,000. The charge is intended to pay for processing claims, keeping records, and communicating with Contract owners. If premiums are paid by automatic transfer under the Pru-Matic Plan, as described on page 12, the current charge is further reduced to $0.07 per $1,000 of face amount. There is an additional charge of $0.30 per $1,000 of face amount if the face amount of the Contract is less than $10,000. This monthly administrative charge will not be made if the Contract has been continued in force pursuant to an option on lapse. During 1995 and 1994, Pruco Life received a total of approximately $x,xxx,xxx and $5,161,744, respectively, in monthly administrative charges.


(d) A mortality charge is deducted that is intended to be used to pay death benefits. When an insured dies, the amount payable to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges collected from all Contract owners enables Pruco Life to pay the death benefit for the few insureds who die. The maximum mortality charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract Fund) by a rate based upon the insured's current attained age and sex (except where unisex rates apply) and the anticipated mortality for that class of persons. The anticipated mortality is based upon mortality tables published by The National Association of Insurance Commissioners called the Non-Smoker/Smoker 1980 CSO Tables. Pruco Life may determine that a lesser amount than that called for by these mortality tables will be adequate for insureds of particular ages and may thus make a lower mortality charge for such persons. Any lower current mortality charges are not applicable to Contracts in force pursuant to an option on lapse. See Lapse and Reinstatement, page 15.


(e) If the Contract includes riders, Pruco Life deducts any charges applicable to those riders from the Contract Fund on each Monthly date. In addition, Pruco Life will deduct on each Monthly date any extra charge incurred because of the rating class of the insured.

(f) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made.

Daily Deduction from the Contract Fund


Each day a charge is deducted from the assets of each of the subaccounts in an amount equivalent to an effective annual rate of up to 0.9%. This charge is intended to compensate Pruco Life for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Pruco Life estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated in fixing its administrative charges. Pruco Life will realize a profit from this risk charge to the extent it is not needed to provide benefits and pay expenses under the Contracts. This charge is not assessed against amounts allocated to the fixed-rate option. During 1995 and 1994, Pruco Life received a total of approximately $xxx,xxx and $576,113, respectively, in mortality and expense risk charges.


Surrender or Withdrawal Charges

(a) An additional sales load (the CDSL) is charged if a Contract is surrendered for its cash surrender value or lapses during the first 10 Contract years. It is not deducted from the death benefit if the insured should die during this period. This maximum contingent deferred charge is equal to 50% of the first year's primary annual premium upon Contracts that lapse during the first 5 Contract years. That percentage is reduced uniformly on a daily basis starting from the Contract's fifth anniversary until it disappears on the tenth anniversary. Other important limitations apply. They are described more fully in the Statement of Additional Information. The amount of this charge can be more easily understood by reference to the following table which shows the sales loads that would be paid by a 35 year old man with $20,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                             Cumulative
                                                Cumulative                                                   Total Sales
Surrender,              Cumulative              Sales Load            Contingent                               Load as
 Last Day               Scheduled                Deducted              Deferred             Total               Per-
    of                   Premiums                  from                  Sales              Sales            centage of
 Year No.                  Paid                  Contract                Load               Load              Scheduled
                                                   Fund                                                       Premiums
                                                                                                                Paid
-------------------------------------------------------------------------------------------------------------------------
     1                   $ 390.90                $ 18.24                $ 87.22         $105.46                26.98%
     2                    781.80                   36.48                 104.16          140.64                17.99%
     3                   1,172.70                  54.72                 121.10          175.82                14.99%
     4                   1,563.60                  72.96                 138.04          211.00                13.49%
     5                   1,954.50                  91.20                 146.55          237.75                12.16%
     6                   2,345.40                 109.44                 121.80          231.24                  9.86%
     7                   2,736.30                 127.68                 91.40           219.08                  8.01%
     8                   3,127.20                 145.92                 60.80           206.72                  6.61%
     9                   3,518.10                 164.16                 30.40           194.56                  5.53%
    10                   3,909.00                 182.40                  0.00           182.40                  4.67%
-------------------------------------------------------------------------------------------------------------------------


The percentages shown in the last column will not be appreciably different for insureds of different ages.


(b) An administrative charge of $5 per $1,000 of face amount of insurance is deducted upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the tenth Contract anniversary. During 1995 and 1994, Pruco Life received a total of approximately $xx,xxx and $94,251, respectively, for surrendered or lapsed Contracts.


Transaction Charges

An administrative processing charge of $15 will be made in connection with each withdrawal of excess cash surrender value of a Contract. This charge is described in more detail in the Statement of Additional Information.

Contract Date

When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the date of the application or the date of any medical examination. In most cases no medical examination will be necessary. If the first premium is not paid with the application, the Contract date will ordinarily be the date the first premium was paid and the Contract was delivered. Under certain circumstances, Pruco Life will permit a Contract to be back-dated but only to a date not earlier than 6 months prior to the date of the application. It may be advantageous for a Contract owner to have an earlier Contract date since that will result in the use by Pruco Life of a lower issue age in determining the amount of the scheduled premium. Pruco Life will require the payment of all premiums that would have been due had the application date coincided with the back-dated Contract date. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract date, all scheduled premiums been received on their due dates, and all Contract charges been made.

Premiums


The Contract provides for a Scheduled Premium which, if paid when due or within a 61 day grace period, ensures that the Contract will not lapse. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about 3 weeks before each due date. If you pay premiums monthly, you will receive a book each year with 12 coupons that will serve as a reminder. With Pruco Life's consent, you may change the frequency of premium payments.


You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. If you select the Pru-Matic Premium Plan, one of the current monthly charges will be reduced. See Monthly Deductions From Contract Fund, page 10. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

The following table shows, for two face amounts, representative preferred and standard annual premium amounts under Contracts issued on insureds who are not substandard risks. These premiums do not reflect any additional riders or supplementary benefits.

--------------------------------------------------------------------------------
                      $10,000 Face Amount              $20,000 Face Amount
                   -------------------------------------------------------------
                   Preferred        Standard        Preferred        Standard
--------------------------------------------------------------------------------
 Male, age 35       $233.70         $274.01          $390.90        $ 471.52
   at issue
--------------------------------------------------------------------------------
Female, age 45      $278.04         $308.53          $479.59        $ 540.57
   at issue
--------------------------------------------------------------------------------
 Male, age 55       $450.96         $562.17          $825.43        $1047.86
   at issue
--------------------------------------------------------------------------------

The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 110% to 116% of the annual scheduled premium for that Contract.

--------------------------------------------------------------------------------
                      $10,000 Face Amount              $20,000 Face Amount
                    ------------------------------------------------------------
                    Monthly          Annual         Monthly           Annual
--------------------------------------------------------------------------------
 Male, age 35       $22.43          $233.70         $36.59           $390.90
   at issue
--------------------------------------------------------------------------------
Female, age 45      $26.46          $278.04         $44.65           $479.59
   at issue
--------------------------------------------------------------------------------
 Male, age 55       $41.96          $450.96         $75.66           $825.43
   at issue
--------------------------------------------------------------------------------

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. This may be done by making occasional unscheduled premium payments or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Pruco Life will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and higher death benefits. Conversely, payment of a Scheduled Premium need not be made if the Contract Fund is sufficiently large to enable the charges due under the Contract to be made without causing the Contract to lapse. See Lapse and Reinstatement, page 15. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract. If this happens, loans and other distributions which would otherwise not be taxable events will be subject to federal income taxation. See Tax Treatment of Contract Benefits, page 18.

Pruco Life will generally accept any premium payment if the payment is at least $25. Pruco Life does reserve the right, however, to limit unscheduled premiums to a total of $5,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. See How a Contract's Death Benefit Will Vary, page 14. The privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation, but again, there are tax consequences if the Contract becomes a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 18.

Allocation of Premiums

On the Contract date, a $2 processing charge and the charge for taxes attributable to premiums are deducted from the initial premium. The remainder is allocated on the Contract date among the subaccount[s] or the fixed-rate option according to the desired allocation specified in the application form. From this invested portion of the initial premium, the first monthly deductions are made. See Contract Fees and Charges, page 9. The invested portion of any part of the initial premium in excess of the Scheduled Premium is placed in the selected investment option[s] on the date of receipt, but not earlier than the Contract date. Thus, to the extent that the receipt of the first premium precedes the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. All subsequent premium payments, after the deduction from premiums, when received by Pruco Life will be placed in the subaccount[s] or the fixed-rate option in accordance with the allocation previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office. You may also change the way in which subsequent premiums are allocated by telephoning the Home Office, provided you are enrolled to use the Telephone Transfer system. There is no charge for reallocating future premiums. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 331/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

Transfers

If the Contract is not in default, or if the Contract is in force as variable reduced paid-up insurance (see Lapse and Reinstatement, page 15), you may, up to four times in each Contract year, transfer amounts from one subaccount to the other subaccount or to the fixed-rate option. There is no charge. All or a portion of the amount credited to a subaccount may be transferred.

In addition, the total amount credited to a Contract held in the subaccounts may be transferred to the fixed-rate option at any time during the first two Contract years. If you wish to convert your variable Contract to a fixed-benefit Contract in this manner, you must request a complete transfer of funds to the fixed-rate option and should also change your allocation instructions regarding any future premiums.


Transfers between subaccounts will take effect as of the end of the valuation period (usually the business day) in which a proper transfer request is received at a Home Office. The valuation period is defined as the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open. The request may be in terms of dollars, such as a request to transfer $1,000 from one subaccount to the other, or may be in terms of a percentage reallocation between subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office, or by telephone using the Telephone Transfer System unless you elect not to have this privilege. Pruco Life has adopted procedures designed to ensure that requests by telephone are genuine and will require appropriate identification for that purpose. Pruco Life will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


Transfers from the fixed-rate option are subject to restrictions and may only be made with Pruco Life's consent. Transfers from the fixed-rate option to the subaccounts are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of: (a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office. These limits are subject to change in the future.

How the Contract Fund Changes with Investment Experience


As previously stated, after the tenth Contract year, there will no longer be a surrender charge and, if there is no Contract loan, the cash surrender value will be equal to the Contract Fund. This section, therefore, also describes how the cash surrender value of the Contract will change with investment experience.


On the Contract Date, the Contract Fund value is the initial premium less the deductions from premiums and the first monthly deductions. See Contract Fees and Charges, page 9. This amount is placed in the investment options designated by the owner. Thereafter the Contract Fund value changes daily, reflecting increases or decreases in the value of the securities in which the assets of the subaccount have been invested, and interest credited on any amounts allocated to the fixed-rate option. It is also reduced by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also increases to reflect the receipt of additional premium payments and is decreased by the monthly deductions.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the withdrawal charges, if any, and by any Contract debt. Upon request, Pruco Life will tell a Contract owner the cash surrender value of his or her Contract. It is possible, although highly unlikely, that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance, even if a Contract owner continues to pay Scheduled Premiums when due.

The tables on pages T1 through T4 of this prospectus illustrate what the death benefit and cash surrender values would be for a representative Contract, assuming uniform hypothetical investment results in the selected portfolio[s], and also provide information about the aggregate premiums payable under the Contract.

How a Contract's Death Benefit Will Vary

The death benefit will change from the outset with investment experience. The precise way in which that will occur is complicated and is described in the Statement of Additional Information. In general, and assuming the optional paid-up benefit is not in effect, see Paid-Up Insurance Option, on page 16, if the net investment performance is 4% per year or higher, the death benefit will increase; if it is below 4%, it will decrease. Pruco Life guarantees, however, that it will not decrease below the face amount of insurance. If unfavorable experience of that kind should occur, it must be offset by favorable experience before the death benefit begins to increase again.

If the Contract is kept in force for several years and if investment performance is relatively favorable, the Contract Fund value may grow to the point where, to meet certain provisions of the Internal Revenue Code which require that the death benefit always be greater than the Contract Fund value, the death benefit must be increased. The required difference between the death benefit and Contract Fund value is higher at younger ages than at older ages. A precise description is in the Statement of Additional Information.

Contract Loans


The owner may borrow from Pruco Life up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to
(1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable to variable investment options that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.

Interest charged on a loan accrues daily at a fixed effective annual rate of 5.5%. Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The term "Contract debt" means the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Pruco Life will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in force for a limited time. If you fail to keep the Contract in force, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See Tax Treatment of Contract Benefits, page 18, and Lapse and Reinstatement, page 15.

When a loan is made, an amount equal to the loan proceeds will be transferred out of the variable investment options and/or the fixed-rate option, as applicable. The reduction will normally be made in the same proportions as the value in each subaccount and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the subaccount[s] or fixed-rate option.

A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value.

A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.


Consider the Contract issued on a 35 year old male insured illustrated in the table on page T2 with an 8% gross investment return. Assume a $1,500 loan was made under this Contract at the end of Contract year 8 and repaid at the end of Contract year 10 and loan interest was paid when due. Upon repayment, the cash surrender value would be $3,239.13. This amount is lower than the cash surrender value shown on that page for the end of Contract year 10 because the loan amount was credited with the 4% assumed rate of return rather than the 6.49% net return for the designated subaccount[s] resulting from the 8% gross return in the underlying Series Fund. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 18.


Surrender of a Contract

You may surrender a Contract for its cash surrender value while the insured is living. To surrender a Contract, you must deliver or mail it, together with a written request, to a Home Office. The cash surrender value of a surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in the Home Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 18.

Lapse and Reinstatement

If Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals, a Contract will remain in force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund value on the following Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in force.) This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in force, the Contract will go into default. Should this happen, Pruco Life will send you a notice of default setting forth the payment necessary to keep the Contract in force on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 18.

A Contract that has lapsed may be reinstated within 5 years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

Fixed Extended Term Insurance. The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing cash surrender value but no loan value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.

Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is generally lower than that provided by fixed extended term insurance. It will decrease only if a Contract loan is taken. You will be told, if you ask, what the amount of the insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised during the first 7 Contract years. See Tax Treatment of Contract Benefits, page 18.

Variable Reduced Paid-Up Insurance. This is similar to fixed paid-up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the selected investment options. There will be a new guaranteed minimum death benefit. Variable reduced paid-up insurance has cash surrender and loan values.

Variable reduced paid-up insurance is the automatic option provided upon lapse, if the amount of variable reduced paid-up insurance is at least as great as the amount of fixed extended term insurance which would have been provided upon lapse. Variable reduced paid-up insurance will be available only if the insured is not in one of the high risk rating classes for which Pruco Life does not offer fixed extended term insurance. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised during the first 7 Contract years. See Tax Treatment of Contract Benefits, page 18.

What Happens If No Request Is Made? Except in the two situations described below, if no request is made the "automatic option" will be fixed extended term insurance. If that is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be variable reduced paid-up insurance. This could occur when there is a Contract debt outstanding when the Contract lapses.

Paid-Up Insurance Option


In certain circumstances you may elect to stop paying premiums and to have guaranteed insurance coverage for the lifetime of the insured. This benefit is available only if the following conditions are met: (1) the Contract is not in default; (2) Pruco Life is not paying premiums in accordance with any payment of premium benefit that may be included in the Contract; and (3) the Contract Fund is sufficiently large so that the calculated guaranteed paid-up insurance amount is at least equal to the face amount of insurance plus the excess, if any, of the Contract Fund over the tabular Contract Fund. The amount of guaranteed paid-up insurance coverage may be greater. It will be equal to the difference between the Contract Fund and the present value of future monthly charges from the Contract Fund (other than charges for anticipated mortality costs and for payment of premium riders) multiplied by the attained age factor. This option will generally be available only when the Contract has been in force for many years and the Contract Fund has grown because of favorable investment experience or the payment of unscheduled premiums or both. Once the paid-up insurance option is exercised, the actual death benefit is equal to the greater of the guaranteed paid-up insurance amount and the Contract Fund multiplied by the attained age factor. Upon request, Pruco Life will quote the amount needed to pay up the Contract and to guarantee the paid-up insurance amount as long as a payment equal to or greater than the quoted amount is received within two weeks of the quote. There is no guarantee if the remittance is received within the two week period and is less than the quoted amount or if the remittance is received outside the two week period. In this case, Pruco Life will add the remittance to the Contract Fund and recalculate the guaranteed paid-up insurance amount. If the guaranteed paid-up insurance amount is equal to or greater than the face amount, the paid-up request will be processed. If the guaranteed paid-up insurance amount is calculated below the face amount, the insured will be notified that the amount is insufficient to process the request. In some cases, the quoted amount, if paid, would increase the death benefit by more than it increases the Contract Fund. In these situations, underwriting might be required to accept the premium payment and to process the paid-up request. Pruco Life reserves the right to change this procedure in the future. After the first Contract year, you must make a proper written request for the Contract to become fully paid-up and send the Contract to a Pruco Life Home Office to be endorsed. If this option is exercised during the first 7 Contract years, the Contract may be classified as a "Modified Endowment Contract," see Tax Treatment of Contract Benefits, page 18. A Contract in effect under a paid-up insurance option will have cash surrender and loan values.


When Proceeds Are Paid

Pruco Life will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within 7 days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received. However, Pruco Life may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the sale or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract in force as fixed reduced paid-up insurance or as extended term insurance, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

Living Needs Benefit

Contract applicants may elect to add the Living Needs Benefit(sm) to their Contracts at issue, subject to Pruco Life's receipt of satisfactory evidence of insurability. The benefit may vary state-by-state. It can generally be added only when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

The Living Needs Benefit allows the Contract owner to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. Depending upon state regulatory approval, one or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. You may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for 6 months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for 6 months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. You may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

The Contract owner should consider whether adding this settlement option is appropriate in his or her given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. Contract owners should consult a qualified tax advisor before electing to receive this benefit. Unlike a death benefit received by a beneficiary after the death of an insured, receipt of a Living Needs Benefit payment may give rise to a federal or state income tax. Receipt of a Living Needs Benefit payment may also affect a Contract owner's eligibility for certain government benefits or entitlements.

Voting Rights

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Pruco Life is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Pruco Life will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Pruco Life will be voted in the same proportion as shares in the respective portfolios for which instructions are received.

Matters on which Contract owners may give voting instructions including the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter.

The number of shares in a portfolio for which you may give instructions is determined by dividing the portion of your Contract Fund attributable to the portfolio, by the value of one share of the portfolio. The number of votes for which each Contract owner may give Pruco Life instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Pruco Life will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

Reports to Contract Owners

Once each Contract year (except where the Contract is in force as fixed extended term insurance or fixed reduced paid-up insurance), you will be sent a statement that provides certain information pertinent to your own Contract. These statements show all transactions during the year that affected the value of your Contract Fund, including monthly changes attributable to investment experience. That statement will also show the current death benefit, cash surrender value, and loan values of your Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will be sent an annual report of the Account. You will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in both.

Tax Treatment of Contract Benefits


The tax treatment of life insurance is complex and may change. Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Pruco Life believes the tax laws apply in the most commonly occurring circumstances. A more technical discussion of what follows is contained in the Statement of Additional Information.

Treatment as Life Insurance. Pruco Life believes that the Contract should qualify as "life insurance" under the Internal Revenue Code. This means that:
(1) except as noted below, the Contract owner should not be taxed on any part of the Contract Fund, including additions attributable to interest or appreciation; and (2) the death benefit should be excludable from the gross income of the beneficiary under section 101(a) of the Code.


Although Pruco Life believes the Contract should qualify as "life insurance" for federal tax purposes, there are uncertainties, particularly because the Secretary of the Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we have reserved the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will continue to qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution received by an owner prior to an insured's death will depend upon whether the Contract is classified as a Modified Endowment Contract.

If the Contract is not classified as a Modified Endowment Contract, proceeds received in the event of a lapse, surrender of the Contract, or withdrawal of part of the cash surrender value will generally not be taxable unless the total amount received exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. In certain limited circumstances, all or a portion of a withdrawal during the first 15 contract years may be taxable even if total withdrawals do not exceed total premiums paid to date. The proceeds of any loan will be treated as indebtedness of the owner and will not be treated as taxable income.

If the Contract is classified as a Modified Endowment Contract, pre-death distributions, including loans and withdrawals (even those made during the 2 year period before the Contract became a Modified Endowment Contract), will be taxed first as investment income to the extent of gain in the Contract, and then as a return of the Contract owner's investment in the Contract. In addition, pre-death distributions (including full surrenders) will be subject to a penalty of 10% of the amount includible in income unless the amount is distributed on or after the owner reaches age 59 1/2, on account of the owner's disability, or as a life annuity.

A Contract may be classified as a Modified Endowment Contract under various circumstances. For example, low face amount Contracts issued on younger insureds may be classified as a Modified Endowment Contract even though the Contract owner pays only the Scheduled Premiums or even less than the Scheduled Premiums. Before purchasing such a Contract, you should understand the tax treatment of pre-death distributions and consider the purpose for which the Contract is being purchased. More generally, a Contract may be classified as a Modified Endowment Contract if premiums in excess of Scheduled Premiums are paid or the face amount of insurance is decreased during the first seven Contract years, or if the face amount of insurance is increased or if a rider is added or removed from the Contract. You should consult with your tax advisor before making any of these policy changes.

Other Tax Consequences. There may be federal estate taxes and state and local estate and inheritance taxes payable if either the owner or the insured dies. The transfer or assignment of the Contract to a new owner may also have tax consequences. The individual situation of each Contract owner or beneficiary will be significant.

Other Contract Provisions

There are several other Contract provisions that are of less significance to you than those already described in detail either because they relate to options that you may choose under the Contract but are not likely to exercise for several years after you first purchase it or because they are of a routine nature not likely to influence your decision to buy the Contract. These provisions are summarized in the Expanded Table of Contents of the Statement of Additional Information, page 25 and described in greater detail in the Statement of Additional Information.

                    FURTHER INFORMATION ABOUT THE SERIES FUND

The Prudential Series Fund, Inc. (the "Series Fund") is a Maryland corporation organized on November 15, 1982. It is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Series Fund's management or its investment policies or practices.


The Series Fund is currently made up of fifteen separate portfolios, two of which, the Conservative Balanced and Flexible Managed Portfolios are available to Contract owners. Each portfolio is, for many purposes, in effect a separate investment fund, and a separate class of capital stock is issued for each portfolio. Each share of capital stock issued with respect to a portfolio has a pro-rata interest in the assets of that portfolio and has no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Series Fund. In other respects the Series Fund is treated as one entity. For example, the Series Fund has only one Board of Directors and owners of the shares of each portfolio are entitled to vote for members of the Board.


Shares in the Series Fund are currently sold and redeemed at the close of each business day, at their net asset value, determined in the manner described in the Statement of Additional Information, only to separate accounts of The Prudential and its subsidiaries. They may, in the future, be sold to other insurers to fund benefits under variable life insurance and variable annuity contracts issued by those companies.

The Prudential is the investment advisor of the Series Fund. The Prudential has entered into a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under an Investment Advisory Agreement with the Series Fund. See Investment Management Arrangements and Expenses, page 24.

                       INVESTMENT OBJECTIVES AND POLICIES
                                OF THE PORTFOLIOS

Each portfolio of the Series Fund has a different objective which it pursues through separate investment policies as described below. Since each portfolio has a different investment objective, each can be expected to have different investment results and incur different market and financial risks. Those risks, as explained above, are borne by the Contract owner. The Series Fund may in the future establish other portfolios with different investment objectives.

The investment objectives of each portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio affected (which for this purpose and under the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares). The policies by which a portfolio seeks to achieve its investment objectives, however, are not fundamental. They may be changed by the Board of Directors of the Series Fund without the approval of the shareholders.

The investment objectives of both portfolios available to PRUvider Contract owners are set forth on page 3. For the sake of convenience, they are repeated here, followed in each case by a brief description of the policies of both portfolios. In some cases a fuller description of those policies is in the Statement of Additional Information. There is no guarantee that any of these objectives will be met.

Balanced Portfolios


Conservative Balanced Portfolio. The objective of this portfolio is to achieve a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed
Portfolio   while   recognizing   that  this  reduces  the  chances  of  greater
appreciation.

To achieve this objective, the Conservative Balanced Portfolio will follow a policy of maintaining a more conservative asset mix among stocks, bonds and money market instruments than the Flexible Managed Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:

      Asset Type                  Minimum             Normal            Maximum
      ----------                  -------             ------            -------
        Stocks                      15%                 35%               50%
Bonds and Money Market              25%                 65%               70%



The portfolio manager will make variations in the proportions of each investment category in accordance with its judgment about the expected returns and risks of the various investment categories, but will maintain at least 25% of the value of the portfolio's assets in fixed-income senior securities.


The bond portion of the portfolio will be invested primarily in securities with maturities of 2 to 10 years and ratings at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally-recognized rating service or, if unrated, of comparable quality in the opinion of the portfolio manager. A description of debt ratings is in the Statement of Additional Information. Because of their shorter maturities, the value of the notes and bonds in this portfolio will be less sensitive to changes in interest rates than the longer-term bonds likely to be held in the Flexible Managed Portfolio. Thus, there will be less of a risk of loss of principal, but not as much of a likelihood for greater appreciation in value. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The common stock portion of this portfolio will be invested primarily in the equity securities of major, established corporations in sound financial condition that appear to offer attractive prospects of a total return from dividends and capital appreciation that is superior to broadly based stock indices. The money market portion of the portfolio will hold high-quality short-term debt obligations with a maturity of 12 months or less (as described in the Statement of Additional Information) and will maintain a dollar-weighted average maturity of 120 days or less.


To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in nonUnited States currency denominated debt and equity securities of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under Foreign Securities on page 22.

In addition, the portfolio may (i) purchase and sell options on equity securities, debt securities, stock indices and foreign currencies (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts;
(iv) purchase securities on a when-issued or delayed delivery basis; (v) use interest rate swaps; and (vi) make short sales. These techniques are described briefly under Options, Futures Contracts and Swaps and Short Sales on page 22, and in detail in the Statement of Additional Information.


The Conservative Balanced Portfolio is managed by a team of portfolio managers. Mark Stumpp, Managing Director, PIC, has been lead portfolio manager of the Conservative Balanced Portfolio since 1994 and is responsible for the overall asset allocation decisions. Mr Stumpp shares supervisory responsibility of the portfolio management team with Theresa Hamacher, Managing Director, PIC. Ms. Hamacher and Mr. Stumpp also supervise the team of portfolio managers for the Flexible Managed Portfolio. Mr. Stumpp is also portfolio manager for several employee benefit trusts including The Prudential Retirement System for U.S. Employees and Special Agents. Prior to 1994, he was responsible for corporate pension asset management for Prudential Diversified Investment Strategies' corporate clients. Ms. Hamacher supervises a team of portfolio managers that manage over $65 billion in assets for PIC.

Flexible Managed Portfolio. The objective of this portfolio is achievement of a high total return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by The Prudential to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

To achieve this objective, the Flexible Managed Portfolio will follow a policy of maintaining a more aggressive asset mix among stocks, bonds and money market investments than the Conservative Balanced Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:


 Asset Type                  Minimum            Normal              Maximum
 ----------                  -------            ------              -------
   Stocks                      25%                60%                100%
    Bonds                      0%                 40%                 75%
Money Market                   0%                 0%                  75%



The portfolio manager may make short-run, and sometimes substantial, variations in the asset mix based upon its judgment about the expected returns and risks of the various investment categories. In varying the asset mix in accordance with these judgments, The Prudential will also seek to take advantage of imbalances in fundamental values among the different markets.

The bond component of this portfolio is expected under normal circumstances to have a weighted average maturity of greater than 10 years. The values of bonds with longer maturities are generally more sensitive to changes in interest rates than those of shorter maturities. The bond portion of this portfolio will primarily be invested in securities that have a rating at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally-recognized rating service. A description of debt ratings is in the Statement of Additional Information. However, up to 25% of the bond component of this portfolio may be invested in securities having ratings at the time of purchase of "BB," "Ba" or lower, or if not rated, of comparable quality in the opinion of the portfolio manager, these securities are also known as high risk securities. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The established company common stock component of this portfolio will consist of the equity securities of major corporations that are believed to be in sound financial condition. In selecting stocks of smaller capitalization companies, the portfolio manager will concentrate on companies with a capitalization below $5 billion that show above-average profitability (measured by return-on-equity, earnings, and dividend growth rates) with modest price/earnings ratios. The individual equity selections for this portfolio may tend to have more volatile market values than the equity securities selected for the Equity Portfolio or the Conservative Balanced Portfolio. The money market portion of the portfolio will hold high-quality short-term debt obligations with a maturity of 12 months or less (as described in the Statement of Additional Information) and will maintain a dollar-weighted average maturity of 120 days or less.


To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in nonUnited States currency denominated debt and equity securities of foreign and U.S. issuers. The particular risks of investment in foreign securities are described under Foreign Securities, below.

In addition, the portfolio may (i) purchase and sell options on equity securities, debt securities, stock indices and foreign currencies (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts;
(iv) purchase securities on a when-issued or delayed delivery basis; (v) use interest rate swaps; and (vi) make short sales. These techniques are described briefly under Options, Futures Contracts and Swaps and Short Sales, below, and in detail in the Statement of Additional Information.


The Flexible Managed Portfolio is managed by a team of portfolio managers. Mark Stumpp, Managing Director, PIC, has been lead portfolio manager of the Flexible Managed Portfolio since 1994 and is responsible for the overall asset allocation decisions. Mr Stumpp shares supervisory responsibility of the portfolio management team with

Theresa Hamacher, Managing Director, PIC. Ms. Hamacher and Mr. Stumpp also supervise the team of portfolio managers for the Conservative Balanced Portfolio. Mr. Stumpp is also portfolio manager for several employee benefit trusts including The Prudential Retirement System for U.S. Employees and Special Agents. Prior to 1994, he was responsible for corporate pension asset management for Prudential Diversified Investment Strategies' corporate clients. Ms. Hamacher supervises a team of portfolio managers that manage over $65 billion in assets for PIC.


Foreign Securities


The bond components of the Conservative Balanced Portfolio and Flexible Managed Portfolios may each invest up to 20% of their assets in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. To the extent permitted by applicable insurance law, the Conservative Balanced Portfolio and Flexible Managed Portfolios may invest up to 30% of their total assets in debt and equity securities denominated in a foreign currency and issued by foreign or domestic issuers. Securities issued outside the United States and not publicly traded in the United States, as well as American Depository Receipts ("ADRs") and securities denominated in a foreign
currency  are  referred  to   collectively   in  this   prospectus  as  "foreign
securities."


ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting, and financial reporting standards as domestic issuers.

Foreign securities involve risks of political and economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and, in the case of securities not denominated in United States currency, the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than domestic securities. Under certain market conditions, foreign securities may be less liquid than domestic securities. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers, and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. If the security is denominated in foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a portfolio to obtain or to enforce a judgment against the issuers of such securities. See Forward Foreign Currency Exchange Contracts in the Statement of Additional Information.

Options, Futures Contracts and Swaps

The description of the portfolios' investment policies also state whether they will invest in what are sometimes called derivative securities. These include options (which may be to buy or sell equity securities, debt securities, stock indices, foreign currencies and stock index futures contracts); futures contracts on interest bearing securities, stock and interest rate indices, and foreign currencies; and interest rate swaps. These investments have not in the past represented more than a very minor part of the investments of any portfolio but may increase in the future.

A call option gives the owner the right to buy and a put option the right to sell a designated security or index at a predetermined price for a given period of time. They will be used primarily to hedge or minimize fluctuations in the principal value of a portfolio or to generate additional income. They involve risks which differ, depending upon the particular option. But they often offer an attractive alternative to the purchase or sale of the related security.

Futures contracts represent a contractual obligation to buy or sell a designated security or index within a stated period. They can be used as a hedge against or to minimize fluctuations of a portfolio or as an efficient way of establishing certain positions more quickly than direct purchase of the securities. They can also be used to speculate, but this will not be done by any of the portfolios. They involve risks of various kinds, all of which could result in losses rather than in achieving the intended objective of any particular purchase.

Because options, futures and swaps are now used to such a limited extent, a full description of these investments and the risks associated with them is in the Statement of Additional Information.

Short Sales


The Conservative Balanced and Flexible Managed Portfolios may sell securities they do not own in anticipation of a decline in the market value of those securities ("short sales"). The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale.


Reverse Repurchase Agreements and Dollar Rolls


The fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may use reverse repurchase agreements and dollar rolls. The money market portion of these portfolios may use reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a portfolio with an agreement by the portfolio to repurchase the same securities at an agreed upon price and date. During the reverse repurchase period, the portfolio often continues to receive principal and interest payments on the sold securities. The terms of each agreement reflect a rate of interest for use of the funds for the period, and thus these agreements have the characteristics of borrowing by the portfolio. Dollar rolls involve sales by a portfolio of securities for delivery in the current month with a simultaneous contract to repurchase substantially similar securities (same type and coupon) from the same party at an agreed upon price and date. During the roll period, the portfolio forgoes principal and interest paid on the securities. A portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the portfolio may decline below the price of the securities the portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the portfolio's obligation to repurchase the securities. No portfolio will obligate more than 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.


Loans of Portfolio Securities

Both of the portfolios may from time to time lend the securities they hold to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government Securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the portfolio will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities, while receiving a fee from the borrower or earning interest on the investment of the cash collateral.

There is a slight risk that the borrower may become insolvent, which might delay carrying out a decision to sell the loaned security. This risk can be minimized by careful selection of borrowers and requiring and monitoring the adequacy of capital. No loans will be made to any broker affiliated with The Prudential.

                      INVESTMENT RESTRICTIONS APPLICABLE TO
                                 THE PORTFOLIOS

The Series Fund is subject to certain investment restrictions which are fundamental to the operations of the Series Fund and may not be changed except with the approval of a majority vote of the persons participating in the affected portfolio.

The investments of the various portfolios are generally subject to certain additional restrictions under state laws. In the event of future amendments to the applicable New Jersey statutes, each portfolio will comply, without the approval of the shareholders, with the statutory requirements as so modified.

A detailed discussion of investment restrictions applicable to the Series Fund is in the Statement of Additional Information.

                     INVESTMENT MANAGEMENT ARRANGEMENTS AND
                                    EXPENSES


The Series Fund has entered into an Investment Advisory Agreement with The Prudential under which The Prudential will, subject to the direction of the Board of Directors of the Series Fund, be responsible for the management of the Series Fund, and provide investment advice and related services to each portfolio. The Prudential manages the assets that it owns as well as those of various separate accounts established by The Prudential and those held by other investment companies for which it acts as investment advisor. Total assets under management as of December 31, 1995 was approximately $xxx billion, which includes approximately $xxx billion owned by The Prudential and approximately $xx billion of external assets under The Prudential's management.

Subject to The Prudential's supervision, substantially all of the investment advisory services provided to the Series Fund by The Prudential with respect to the Conservative Balanced Portfolio and Flexible Managed Portfolios, are furnished by its wholly-owned subsidiary, PIC, pursuant to the Service Agreement between The Prudential and PIC which provides that a portion of the fee received by The Prudential for providing investment advisory services will be paid to PIC. The Conservative Balanced Portfolio and Flexible Managed Portfolios are managed by PIC, using a team of portfolio managers under the supervision of Theresa Hamacher and Mark Stumpp, Managing Directors, PIC. PIC is registered as an investment advisor under the Investment Advisers Act of 1940.


Under the Investment Advisory Agreement, The Prudential receives an investment management fee as compensation for its services to the Series Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual portfolio. It is set forth on page 9.


For the year ended December 31, 1995, the Series Fund's total expenses were x.xx% of the average net assets of all of the Series Fund's portfolios. The investment management fee for that period constituted x.xx% of the average net assets. Further information about the investment management arrangements and the expenses of the Series Fund is in the Statement of Additional Information.


Portfolio Brokerage and Related Practices

The Prudential is responsible for decisions to buy and sell securities for the portfolios, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

An affiliated broker may be employed to execute brokerage transactions on behalf of the portfolios, as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Series Fund may not engage in any transactions in which The Prudential or its affiliates, including The Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal. Additional information about portfolio brokerage and related transactions is in the Statement of Additional Information.

                                STATE REGULATION

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

                                     EXPERTS

The financial statements included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is

Two Hilton Court, Parsippany, New Jersey 07054-0319. Actuarial matters included in this prospectus have been examined by Nancy D. Davis, FSA, MAAA, whose opinion is filed as an exhibit to the registration statement.

                                   LITIGATION

No litigation is pending that would have a material effect upon the Account or the Series Fund.

                   EXPANDED TABLE OF CONTENTS OF STATEMENT OF

                             ADDITIONAL INFORMATION

Included in the registration statements for the Contracts and the Series Fund is a Statement of Additional Information which is available without charge by writing to Pruco Life at 213 Washington Street, Newark, New Jersey 07102-2992. The following table of contents of that Statement provides a brief summary of what is included in each section.

I.    MORE DETAILED INFORMATION ABOUT THE CONTRACT.

      Sales Load Upon Surrender. A description is given of exactly how Pruco Life determines the amount of the part of the sales load that is imposed only upon surrenders or withdrawals during the first 10 Contract years.

      Reduction of Charges for Concurrent Sales to Several Individuals. Where the Contract is sold at the same time to several individuals who are members of an associated class and Pruco Life's expenses will be reduced, some of the charges under those Contracts may be reduced.

      Paying Premiums by Payroll Deduction. Your employer may pay monthly premiums for you with deductions from your salary.

      Unisex   Premiums  and   Benefits.   In  some  states  and  under  certain
      circumstances, premiums and benefits will not vary with the sex of the insured.

      How the Death Benefit Will Vary. A description is given of exactly how the death benefit may increase to satisfy Internal Revenue Code requirements.

      Withdrawal of Excess Cash Surrender Value. If the Contract Fund value is high enough you may be able to withdraw part of the cash surrender value while keeping the Contract in effect. There will be a transaction charge. The death benefit will change. There may be tax consequences. You should consult your Pruco Life representative to discuss whether a withdrawal or a loan is preferable.

      Tax Treatment of Contract Benefits. A fuller account is provided of how Contract owners may be affected by federal income taxes.


      Sale of the Contract and Sales Commissions. The Contract is sold primarily by agents of The Prudential who are also registered representatives of one of its subsidiaries, Pruco Securities Corporation, a broker and dealer registered under the Securities and Exchange Act of 1934. Generally, selling agents receive a commission of 50% of the Scheduled Premium in the first year, 10% for the next three years and smaller commissions thereafter. For new Contracts issued on or about July 1, 1996, the commission rates for the second through tenth years will change to no more than 6% of the Scheduled Premiums and smaller commissions thereafter.


      Riders. Various extra fixed-benefits may be obtained for an extra premium. They are described in what are known as "riders" to the Contract.

      Other Standard Contract Provisions. The Contract contains several provisions commonly included in all life insurance policies. They include provisions relating to beneficiaries, misstatement of age or sex, suicide, assignment, incontestability, and settlement options.

II.   INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.

                 General
                 Convertible Securities
                 Warrants
                 Options and Futures
                 When-Issued and Delayed Delivery Securities
                 Short Sales
                 Short Sales Against the Box
                 Interest Rate Swaps

                 Loans of Portfolio Securities
                 Illiquid Securities
                 Forward Foreign Currency Exchange Contracts

      A more detailed description is given of these investments and the policies of these portfolios.

III.  INVESTMENT RESTRICTIONS.

      There are many restrictions upon the investments the portfolios may make and the practices in which they may engage; these are fundamental, meaning they may not be changed without Contract owner approval.

IV.   INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES.

      A fuller description than that in the prospectus is given.

V.    PORTFOLIO TRANSACTIONS AND BROKERAGE.

      A description is given of how securities transactions are effected and how The Prudential selects the brokers.

VI.   DETERMINATION OF NET ASSET VALUE.

      A full description is given of how the daily net asset value of each portfolio is determined.

VII.  SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST.

      A full description is given.

VIII. DEBT RATINGS.

      A description is given of how Moody's Investors Services, Inc. and Standard & Poor's Corporation describe the creditworthiness of debt securities.

IX.   POSSIBLE REPLACEMENT OF THE SERIES FUND.

      Although it is most unlikely, it is conceivable that Pruco Life might wish to replace the Series Fund portfolios with other investment options. SEC approval will be needed.

X.    OTHER INFORMATION CONCERNING THE SERIES FUND.

                 Incorporation and Authorized Stock
                 Dividends, Distributions and Taxes
                 Custodian and Transfer Agent
                 Experts
                 License

      More detail is provided about these matters.

XI.   DIRECTORS AND OFFICERS OF PRUCO LIFE AND MANAGEMENT OF THE SERIES FUND.

      The names and recent affiliations of Pruco Life's directors and executive officers are given. The same information is given for the Series Fund.

XII.  FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC.

XIII. THE PRUDENTIAL SERIES FUND, INC. SCHEDULE OF INVESTMENTS.


                             ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus and the Statement of Additional Information do not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life. Its address and telephone number are on the cover of this prospectus.

                              FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts. The financial statements of the Series Fund are in the Statement of Additional Information.

            Updated financials will be filed pursuant to Rule 485(b)

PRUvider(sm)
Variable Appreciable Life(R)
Insurance Contract














                          PRUCO LIFE INSURANCE COMPANY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                       Telephone: (800) 437-4016, Ext. 46

                                                                        PRUvider
                                                                        Variable
                                                             Appreciable Life(R)
                                                                       Insurance









                                                                     May 1, 1996
                                                                      PROSPECTUS


                                                The Prudential Series Fund, Inc.
                                                                             and
                       The Pruco Life of New Jersey Variable Appreciable Account












SVAL-2 Ed 5-96                        Pruco Life Insurance Company of New Jersey
Catalog No. 640189U

PROSPECTUS


May 1, 1996


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


PRUvider(sm)
Variable Appreciable Life(R)
Insurance Contract

This prospectus describes a variable life insurance contract issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("The Prudential"). Pruco Life of New Jersey calls this contract its PRUvider(sm) Variable Appreciable Life(R) Insurance Contract* (the "Contract"). The Contract provides whole-life insurance protection. The death benefit varies daily with investment experience but will never be less than a guaranteed minimum amount (the face amount specified in the Contract). The Contract also generally provides a cash surrender value which does not have a guaranteed minimum amount.


The assets held for the purpose of paying benefits under these and other similar contracts are segregated from the other assets of Pruco Life of New Jersey and are invested in one or both of the current subaccounts of the Pruco Life of New Jersey Variable Appreciable Account (from now on, the "Account"). In this case, the assets will be invested in the corresponding portfolio of The Prudential Series Fund, Inc. (from now on, the "Series Fund"). The two portfolios of the Series Fund currently available to Contract owners are the Conservative Balanced Portfolio and the Flexible Managed Portfolio. The Contract owner may also choose to have the assets invested in a fixed-rate option. This prospectus describes the Contract generally, the Pruco Life of New Jersey Variable Appreciable Account and the securities issued by the Series Fund.


Although it is advantageous to the purchaser to pay a Scheduled Premium amount on the dates due, which are at least once a year but may be more often, purchasers have flexibility as to when and in what amounts they pay premiums.


Before you sign an application to purchase this life insurance contract, you should read this prospectus with care and have any questions you may have answered by your Pruco Life of New Jersey representative. If you do purchase the Contract, you should retain this prospectus for future reference, together with the Contract itself that you will receive.


Additional information about the contract and the Series Fund is set forth in a separate Statement of Additional Information which is incorporated by reference into this prospectus. It is available without charge upon request to the Pruco Life Insurance Company of New Jersey at the address shown below.

REPLACING EXISTING LIFE INSURANCE WITH A CONTRACT DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE. IF YOU CURRENTLY OWN A LIFE INSURANCE CONTRACT, THE BENEFITS AND COSTS OF PURCHASING ADDITIONAL INSURANCE UNDER THE EXISTING POLICY SHOULD BE COMPARED WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS. IN MAKING THIS COMPARISON, YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                       Telephone: (800) 437-4016, Ext. 46


*PRUvider is a service mark of The Prudential.
 Appreciable Life is a registered mark of The Prudential.


SVAL-2 Ed. 5-96



                                TABLE OF CONTENTS

                                                                                                                               Page

INTRODUCTION AND SUMMARY.......................................................................................................  1
         Brief Description of the Contract.....................................................................................  1
         Balanced Portfolios...................................................................................................  3
                  Conservative Balanced Portfolio..............................................................................  3
                  Flexible Managed Portfolio...................................................................................  3
         Fixed-Rate Option.....................................................................................................  3
         Transfers Between Investment Options..................................................................................  3
         The Scheduled Premium.................................................................................................  3
         Payment of Higher Premiums............................................................................................  3
         Contract Loans........................................................................................................  3
         PRUvider Variable Appreciable Life Insurance Contracts................................................................  3

FINANCIAL HIGHLIGHTS OF THE PORTFOLIOS
         OF THE SERIES FUND....................................................................................................  4

Illustrations of Cash Surrender Values, Death Benefits
         and Accumulated Premiums..............................................................................................  7

GENERAL INFORMATION ABOUT
         PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT AND THE FIXED RATE OPTION.......................................  8
         Pruco Life of New Jersey Variable Appreciable Account.................................................................  8
         The Fixed-Rate Option.................................................................................................  8

DETAILED INFORMATION FOR PROSPECTIVE
         CONTRACT OWNERS.......................................................................................................  9
         Requirements for Issuance of a Contract...............................................................................  9
         Short-Term Cancellation Right or "Free Look"..........................................................................  9
         Contract Fees and Charges.............................................................................................  9
                  Deductions from Premiums.....................................................................................  9
                  Deductions from Portfolios...................................................................................  9
                  Monthly Deductions from Contract Fund.......................................................................  10
                  Daily Deduction from the Contract Fund......................................................................  11
                  Surrender or Withdrawal Charges.............................................................................  11
                  Transaction Charges.........................................................................................  11
         Contract Date........................................................................................................  12
         Premiums ............................................................................................................  12
         Allocation of Premiums...............................................................................................  13
         Transfers............................................................................................................  13
         How the Contract Fund Changes with Investment Experience.............................................................  14
         How a Contract's Death Benefit Will Vary.............................................................................  14
         Contract Loans.......................................................................................................  14
         Surrender of a Contract..............................................................................................  15
         Lapse and Reinstatement..............................................................................................  15
                  Fixed Extended Term Insurance...............................................................................  16
                  Fixed Reduced Paid-Up Insurance.............................................................................  16
                  Variable Reduced Paid-Up Insurance..........................................................................  16
                  What Happens If No Request Is Made?.........................................................................  16
         Paid-Up Insurance Option.............................................................................................  16
         Reduced Paid-Up Insurance Option.....................................................................................  17
         When Proceeds Are Paid...............................................................................................  17
         Living Needs Benefit.................................................................................................  17
                  Terminal Illness Option.....................................................................................  17
         Voting Rights........................................................................................................  18
         Reports to Contract Owners...........................................................................................  18
         Tax Treatment of Contract Benefits...................................................................................  18
                  Treatment as Life Insurance.................................................................................  18
                  Pre-Death Distributions.....................................................................................  19
                  Other Tax Consequences......................................................................................  19
         Other Contract Provisions............................................................................................  19



                                                                                                                               Page

FURTHER INFORMATION ABOUT THE SERIES FUND.....................................................................................  19

INVESTMENT OBJECTIVES AND POLICIES
         OF THE PORTFOLIOS....................................................................................................  20
         Balanced Portfolios.................................................................................................   20
                  Conservative Balanced Portfolio.............................................................................  20
                  Flexible Managed Portfolio..................................................................................  21
         Foreign Securities...................................................................................................  22
         Options, Futures Contracts and Swaps.................................................................................  22
         Short Sales..........................................................................................................  23
         Reverse Repurchase Agreements and Dollar Rolls.......................................................................  23
         Loans of Portfolio Securities........................................................................................  23

INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS..........................................................................  23

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES...............................................................................  24
         Portfolio Brokerage and Related Practices............................................................................  24

STATE REGULATION..............................................................................................................  24

EXPERTS  .....................................................................................................................  25

LITIGATION....................................................................................................................  25

EXPANDED TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.............................................................  25

ADDITIONAL INFORMATION........................................................................................................  26

FINANCIAL STATEMENTS..........................................................................................................  27

FINANCIAL STATEMENTS OF THE PRUCO LIFE PRUvider VARIABLE APPRECIABLE ACCOUNT..................................................  A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
         AND SUBSIDIARIES.....................................................................................................  B1

THIS  PROSPECTUS  DOES NOT CONSTITUTE AN OFFERING IN ANY  JURISDICTION  IN WHICH
SUCH  OFFERING MAY NOT  LAWFULLY BE MADE.  NO PERSON IS  AUTHORIZED  TO MAKE ANY
REPRESENTATIONS  IN CONNECTION  WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN
THIS  PROSPECTUS AND THE PROSPECTUS AND STATEMENT OF ADDITIONAL  INFORMATION FOR
THE SERIES FUND.


                            INTRODUCTION AND SUMMARY

This section provides only an overview of the more significant provisions of the Contract. It omits details which are provided in the rest of this prospectus, as well as in a Statement of Additional Information which is available to you upon request without charge. A description of the contents of that Statement of Additional Information is on page 25.

As you read this prospectus you should keep in mind that you are considering the purchase of a life insurance contract. Because it is variable life insurance - and variable life insurance has significant investment aspects and requires you to make investment decisions - it is also a "security." That is why you have been given this prospectus. Securities which are offered to the public must be registered with the Securities and Exchange Commission, and the prospectus that is a part of the registration statement must be given to all prospective buyers. But because a substantial part of your premium pays for life insurance that will pay to your beneficiary, in the event of your death, an amount far exceeding your total premium payments, you should not buy this contract unless a major reason for the purchase is to provide life insurance protection. Because the contract provides whole-life or permanent insurance, it also serves a second important objective. It can be expected to provide an increasing cash surrender value that can be used during your lifetime.

Brief Description of the Contract

The PRUvider Variable Appreciable Life Contract (referred to from now on as the "Contract") is issued and sold by the Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the States of New Jersey and New York. These Contracts are not offered in any state in which the necessary approvals have not yet been obtained.


Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which in turn is a wholly-owned subsidiary of The Prudential, a mutual insurance company founded in 1875 under the laws of the State of New Jersey. As of December 31, 1995, The Prudential has invested $xxx million in Pruco Life of New Jersey through its subsidiary Pruco Life Insurance Company in connection with Pruco Life of New Jersey's organization and operation. The Prudential intends from time to time to make additional capital contributions to Pruco Life of New Jersey as needed to enable it to meet its reserve requirements and expenses in connection with its business. The Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life of New Jersey's consolidated financial statements begin on page B1 and should be considered only as bearing upon Pruco Life of New Jersey's ability to meet its obligations under the Contracts.


The Contract is a form of flexible premium variable life insurance. It is built around a Contract Fund, the amount of which changes every business day. That amount represents the value of your Contract on that day although you will have to pay a surrender charge if you decide to surrender the Contract during the first ten Contract years.


A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. Pruco Life of New Jersey has established a separate account, like a separate division within the Company, called the Pruco Life of New Jersey Variable Appreciable Account. Whenever you pay a premium, Pruco Life of New Jersey first deducts certain charges (described below) and, unless you decide otherwise puts the remainder - often called the "net premium" - into the Account, where it is combined with the net premiums from all other contracts like this one. The money in the Account, including your Contract Fund, is then invested in the following way. The Account is divided into 2 subaccounts and you must decide which one[s] will hold the assets of your Contract Fund. The money allocated to each subaccount is immediately invested in a corresponding portfolio of The Prudential Series Fund, Inc. Those two portfolios -- called the Conservative Balanced Portfolio and the Flexible Managed Portfolio -- differ in the amount of risk associated with them and are described in more detail below.


Because the assets that relate to the Contract may be invested in these variable investment options, the Contract offers an opportunity for your cash surrender value to appreciate more rapidly than it would under comparable fixed-benefit whole-life insurance. You, however, must accept the risk that if investment performance is unfavorable the cash surrender value may not appreciate as rapidly and, indeed, may decrease in value. If you prefer to avoid this risk you may elect to allocate part or all of the net premiums in a fixed-rate option under which a stated interest rate is credited to the amount of your Contract Fund allocated to that option. See The Fixed-Rate Option, page 8.

Pruco Life of New Jersey deducts certain charges from each premium payment and from the amounts held in the designated investment options. In addition, Pruco Life of New Jersey makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under Contract

Fees and Charges on page 9. In brief, and subject to that fuller description, the following diagram outlines the charges which may be made:

--------------------------------------------------------------------------------
                                 Premium Payment
 ------------------------------------------------------------------------------

                    ----------------------------------------
                             o less charge for taxes
                               attributable to premiums
                             o less $2 processing fee
                    ----------------------------------------

--------------------------------------------------------------------------------
                             Invested Premium Amount


o    To be invested in one or a combination of:
     o  The Conservative Balanced Portfolio
     o  The Flexible Managed Portfolio
     o  The Fixed Rate Option
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Daily Charges

o A daily charge equivalent to an annual rate of up to 0.9% is deducted from the assets of the subaccounts for mortality and expense risks.

o Management fees and expenses are deducted from the assets of the Series Fund. See Deductions from Portfolios, page 9.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Monthly Charges


o A sales charge is deducted from the Contract Fund in the amount of 1/2of 1% of the primary annual premium.
o The Contract Fund is reduced by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.
o The Contract Fund is reduced by an administrative charge of up to $6 per Contract and up to $0.19 per $1,000 of face amount of insurance (currently, on a non-guaranteed basis, the $0.19 charge is decreased to $0.09 per $1,000); if the face amount of the Contract is less than $10,000, there is an additional charge of $0.30 per $1,000 of face amount.
o A charge for anticipated mortality is deducted, with the maximum charge based on the non-smoker/smoker 1980 CSO Tables.
o If the Contract includes riders, a deduction from the Contract Fund will be made for charges applicable to those riders; a deduction will also be made if the rating class of the insured results in an extra charge.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Possible Additional Charges

o If the Contract lapses or is surrendered during the first 10 years, a contingent deferred sales charge is assessed; the maximum contingent deferred sales charge during the first 5 years is 50% of the first year's primary annual premium but this charge is both subject to other important limitations and reduced for Contracts that have been in force for more than 5 years.
o If the Contract lapses or is surrendered during the first 10 years, a contingent deferred administrative charge is assessed; during the first 5 years, this charge equals $5 per $1,000 of face amount and it begins to decline uniformly after the fifth Contract year so that it disappears on the tenth Contract anniversary.
o An administrative processing charge of $15 will be made in connection with each withdrawal of excess cash surrender value.
--------------------------------------------------------------------------------

Because of the charges listed above, and in particular because of the significant charges deducted upon early surrender or lapse, you should purchase a Contract only if you intend and have the financial capability to keep it in force for a substantial period.

When you first buy the Contract you give instructions to Pruco Life of New Jersey as to which of the two subaccounts (and, therefore, which corresponding portfolios of the Series Fund) you wish your Contract Fund invested. Thereafter you may make changes in these allocations either in writing or by telephone. The investment objectives of the portfolios, described more fully starting on page 20 of this prospectus, and of the fixed rate option are as follows:

Balanced Portfolios


Conservative Balanced Portfolio (formerly the Conservatively Managed Flexible Portfolio). Achievement of a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment who prefers a relatively lower risk of loss and a correspondingly reduced chance of high appreciation.

Flexible Managed Portfolio (formerly the Aggressively Managed Flexible Portfolio). Achievement of a high total investment return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.


Fixed-Rate Option

Guarantee against loss of principal plus income at a rate which may change at yearly intervals, but will never be lower than an effective annual rate of 4%.

Transfers Between Investment Options

You may at any time change the instructions for the allocation of your premiums to the various investment options. You may also transfer amounts held in one option to another. There are restrictions upon transfers out of the fixed-rate option which Pruco Life of New Jersey may waive.

The Scheduled Premium

Your Contract sets forth an annual Scheduled Premium, or one that is payable more frequently, such as monthly. Pruco Life of New Jersey guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest), the death benefit will be paid upon the death of the insured. The Contract will not lapse even if investment experience is unexpectedly so unfavorable that the Contract Fund value drops to below zero.

The amount of the scheduled premium depends on the Contract's face amount, the insured's sex (except where unisex rates apply) and age at issue, the insured's risk classification, the rate for taxes attributable to premiums, and the frequency of premium payments selected. Under certain low face amount Contracts issued on younger insureds, the payment of the Scheduled Premium may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 18. The scheduled premium will not be increased (except to reflect changes in the rate for taxes attributable to premiums). See Premiums, page 12.

Payment of Higher Premiums


The payment of premiums in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract. See Premiums, page 12 and Tax Treatment of Contract Benefits, page 18.


Contract Loans

The Contract permits the owner to borrow up to 90% of the amount of the cash surrender value (100% of the portion allocated to the fixed-rate option) on favorable terms. See Contract Loans, page 14. When a loan is made, the amount held under the investment options described above is reduced, proportionately, by the amount of the loan.

PRUvider Variable Appreciable Life Insurance Contracts


Pruco Life of New Jersey's PRUvider Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life. However, it differs in two important ways. First, Pruco Life of New Jersey guarantees that if the Scheduled Premiums are paid when due or within the grace period (or missed premiums are paid later with interest), the Contract will not lapse and the face amount of insurance will be paid upon the death of the insured even if, because of unfavorable investment experience, the Contract Fund value should drop to below zero. Second, if all premiums are not paid when due (or made up), the Contract will not lapse as long as the Contract Fund is higher than a stated amount set forth in a table in the Contract - an amount that increases each year and in later years becomes quite high; it is called the "Tabular Contract Fund." The Contract lapses when the Contract Fund falls to below this stated amount, rather than when it drops to zero.

Thus, when a PRUvider Variable Appreciable Life Contract lapses, it may still have considerable value and you will, therefore, have a substantial incentive to reinstate it, as well as an opportunity to make a considered decision whether to do so or to take, in one form or another, the cash surrender value. In effect, Pruco Life of New Jersey provides an early and timely warning against the imprudent use of the flexibility provided by the Contract.

In the following pages of this prospectus we describe in much greater detail all of the provisions of the Contract. That description is preceded by two sets of tables. The first set provides, in condensed form, financial information about the portfolios of the Series Fund, beginning on the date each of them was first established. The second set shows what the cash surrender values and death benefits would be under a Contract issued on a hypothetical person, making certain assumptions. These tables show generally how the values under the Contract would vary, with different investment performances.

                     FINANCIAL HIGHLIGHTS OF THE PORTFOLIOS
                               OF THE SERIES FUND

The tables that follow provide information about the annual investment income, capital appreciation and expenses of the 2 available portfolios of the Series Fund for each year, beginning with the year after the Series Fund was established. They are prepared on a per share basis and therefore provide useful information about the investment performance of each portfolio.

Note, however, that these tables do not tell you how your Contract Fund would have changed during this period because they do not reflect the deductions from the Contract Fund other than the portfolio deductions.

              THE PRUDENTIAL SERIES FUND, INC. FINANCIAL HIGHLIGHTS

         To be filed by Post-Effective Amendment pursuant to Rule 485(b)

                            PORTFOLIO RATES OF RETURN

        To be filed by Post-Effective Amendment pursuant to Rule 485(b)

             Illustrations of Cash Surrender Values, Death Benefits
                            and Accumulated Premiums

The following tables have been prepared to help show how values under the Contract change with investment performance of the Account. The tables assume that no portion of the Contract Fund is allocated to the fixed-rate option. The tables illustrate how cash surrender values (reflecting the deduction of deferred sales load and administrative charges, if any) and death benefits of Contracts issued on an insured of a given age would vary over time if the gross investment return on the assets held in the selected Series Fund portfolios were a uniform, after tax, annual rate of 0%, 4%, 8%, and 12% and minimum scheduled premiums were paid. The death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 4%, 8%, and 12% but fluctuated over and under those averages throughout the years.

The death benefits and cash surrender values shown in the first two tables on pages T1 and T2 reflect Pruco Life of New Jersey's current charges. The values shown in these tables are calculated upon the assumption that Pruco Life of New Jersey will continue to use the administrative charges and mortality rates that it is currently using, even though it is permitted under the Contract to use higher administrative charges and the higher mortality charges specified in the 1980 CSO Table. While Pruco Life of New Jersey does not currently intend to withdraw or modify these reductions in charges, it reserves the right to do so.

The death benefits and cash surrender values shown in the next two tables on pages T3 and T4 are calculated upon the assumption that the maximum administrative charges allowable under the Contract and the maximum mortality charges specified by the 1980 CSO Table are made throughout the life of the Contract; they do not reflect Pruco Life of New Jersey's current practice of reducing the administrative and mortality charges.


The amounts shown for the death benefit and cash surrender value as of each Contract year reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax return of the Series Fund's portfolios. This is because these tables assume an investment management fee and other estimated Series Fund expenses totaling 0.61% and also reflect the daily charge to the Account for assuming mortality and expense risks, which is equivalent to an effective annual rate of 0.9%. The 0.61% figure is based on an average of the current management fees of the two available portfolios and an analysis of historical operating expenses other than management fees, taking into account any applicable expense offsets. Actual fees and expenses of the portfolios associated with a Contract may be more or less than 0.61%, will vary from year to year, and will depend on how the Contract Fund is allocated. Based on the above assumptions, gross annual rates of return of 0%, 4%, 8%, and 12% correspond in the tables to approximate net annual rates of return of -1.51%, 2.49%, 6.49%, and 10.49%, respectively. The tables reflect the fact that no charges for federal or state income taxes are currently made against the Account (other than "taxes attributable to premiums"). If such a charge is made in the future, it will take higher gross rates of return to produce the same net after-tax returns. The tables assume that the insured is in the preferred rating class, and the charge for federal, state and local taxes attributable to premiums is 3.25%.


Upon request, Pruco Life of New Jersey will furnish a comparable hypothetical illustration based on the proposed insured's age and sex (except where unisex rates apply) and on the face amount or premium amount requested. The illustrations can be prepared upon the assumptions that the insured is in the preferred or standard rating class or in a different risk classification, and can assume that annual, semi-annual, quarterly or monthly premiums are paid.

                                  ILLUSTRATIONS
                                  -------------

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                         $5,000 GUARANTEED DEATH BENEFIT
                           $173.70 ANNUAL PREMIUM (1)
                        USING CURRENT CONTRACTUAL CHARGES


                                               Death Benefit (2)                                Cash Surrender Value (2)
                            ---------------------------------------------------  ---------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                        Annual Investment Return of
  End of      Accumulated   ---------------------------------------------------  ---------------------------------------------------
  Policy     at 4% Interest   0% Gross      4% Gross    8% Gross     12% Gross      0% Gross     4% Gross     8% Gross   12% Gross
   Year         Per Year    (-1.51% Net)  (2.49% Net) (6.49% Net)  (10.49% Net)  (-1.51% Net)  (2.49% Net)  (6.49% Net) (10.49% Net)
   ----         --------    ------------  ----------- -----------  ------------  ------------  -----------  ----------- ------------
     1          $   181        $5,003       $5,007      $ 5,011       $ 5,016          $  0       $    0      $     2       $     6
     2          $   369        $5,002       $5,013      $ 5,024       $ 5,036          $ 48       $   59      $    70       $    82
     3          $   564        $5,000       $5,019      $ 5,040       $ 5,063          $101       $  121      $   142       $   165
     4          $   767        $5,000       $5,024      $ 5,058       $ 5,096          $153       $  185      $   219       $   256
     5          $   978        $5,000       $5,028      $ 5,079       $ 5,136          $204       $  249      $   300       $   357
     6          $ 1,198        $5,000       $5,033      $ 5,104       $ 5,187          $268       $  329      $   400       $   482
     7          $ 1,427        $5,000       $5,038      $ 5,134       $ 5,247          $330       $  411      $   506       $   620
     8          $ 1,665        $5,000       $5,042      $ 5,167       $ 5,319          $392       $  493      $   618       $   770
     9          $ 1,912        $5,000       $5,046      $ 5,204       $ 5,403          $452       $  577      $   735       $   934
    10          $ 2,169        $5,000       $5,050      $ 5,246       $ 5,501          $511       $  663      $   859       $ 1,114
    15          $ 3,617        $5,000       $5,056      $ 5,541       $ 6,266          $719       $1,045      $ 1,529       $ 2,255
    20          $ 5,379        $5,000       $5,044      $ 6,020       $ 9,093          $880       $1,454      $ 2,430       $ 4,111
    25          $ 7,523        $5,000       $5,010      $ 6,960       $13,506          $967       $1,876      $ 3,631       $ 7,046
30 (Age 65)     $10,132        $5,000       $5,000      $ 8,713       $19,529          $936       $2,294      $ 5,181       $11,613
    35          $13,305        $5,000       $5,000      $10,670       $27,840          $694       $2,681      $ 7,124       $18,587
    40          $17,166        $5,000       $5,000      $12,902       $39,427          $ 44       $2,995      $ 9,507       $29,054
    45          $21,864        $5,000       $5,000      $15,510       $55,797          $  0       $3,146      $12,369       $44,496

  (1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

  (2) Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OF NEW JERSEY OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                       T1

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                        $20,000 GUARANTEED DEATH BENEFIT
                           $390.90 ANNUAL PREMIUM (1)
                        USING CURRENT CONTRACTUAL CHARGES

                                               Death Benefit (2)                                Cash Surrender Value (2)
                               ----------------------------------------------------  -----------------------------------------------
                                      Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
               Premiums                 Annual Investment Return of                          Annual Investment Return of
  End of      Accumulated   ---------------------------------------------------  ---------------------------------------------------
  Policy     at 4% Interest   0% Gross    4% Gross     8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
   Year         Per Year    (-1.51% Net) (2.49% Net) (6.49% Net)   (10.49% Net)  (-1.51% Net)  (2.49% Net)  (6.49% Net) (10.49% Net)
   ----         --------    ------------ ----------- -----------   ------------  ------------  -----------  ----------- ------------
     1          $   407       $20,012      $20,024      $20,036      $ 20,048        $   38      $    50      $    62      $     74
     2          $   829       $20,013      $20,046      $20,080      $ 20,115        $  243      $   276      $   310      $    345
     3          $ 1,269       $20,002      $20,065      $20,132      $ 20,204        $  442      $   505      $   573      $    644
     4          $ 1,726       $20,000      $20,081      $20,194      $ 20,316        $  635      $   739      $   851      $    974
     5          $ 2,202       $20,000      $20,095      $20,265      $ 20,456        $  832      $   985      $ 1,156      $  1,346
     6          $ 2,697       $20,000      $20,111      $20,355      $ 20,635        $1,083      $ 1,295      $ 1,539      $  1,818
     7          $ 3,211       $20,000      $20,126      $20,459      $ 20,851        $1,334      $ 1,616      $ 1,948      $  2,340
     8          $ 3,746       $20,000      $20,139      $20,577      $ 21,108        $1,581      $ 1,942      $ 2,380      $  2,911
     9          $ 4,302       $20,000      $20,149      $20,712      $ 21,412        $1,822      $ 2,273      $ 2,835      $  3,535
    10          $ 4,881       $20,000      $20,157      $20,863      $ 21,768        $2,058      $ 2,609      $ 3,315      $  4,220
    15          $ 8,140       $20,000      $20,157      $21,938      $ 24,573        $2,896      $ 4,111      $ 5,892      $  8,528
    20          $12,106       $20,000      $20,078      $23,714      $ 34,411        $3,541      $ 5,716      $ 9,352      $ 15,557
    25          $16,931       $20,000      $20,000      $26,772      $ 51,149        $3,888      $ 7,368      $13,967      $ 26,684
30 (Age 65)     $22,801       $20,000      $20,000      $33,547      $ 73,995        $3,759      $ 8,994      $19,950      $ 44,003
    35          $29,942       $20,000      $20,000      $41,116      $105,519        $2,780      $10,454      $27,451      $ 70,449
    40          $38,631       $20,000      $20,000      $49,746      $149,472        $  153      $11,532      $36,658      $110,146
    45          $49,203       $20,000      $20,000      $59,831      $211,561        $    0      $11,760      $47,713      $168,712

  (1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

  (2) Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OF NEW JERSEY OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                       T2

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                         $5,000 GUARANTEED DEATH BENEFIT
                           $173.70 ANNUAL PREMIUM (1)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                               Death Benefit (2)                                Cash Surrender Value (2)
                              ---------------------------------------------------  -------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                 Premiums                 Annual Investment Return of                        Annual Investment Return of
  End of       Accumulated    ---------------------------------------------------  -------------------------------------------------
  Policy      at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross      0% Gross   4% Gross    8% Gross    12% Gross
   Year         Per Year      (-1.51% Net) (2.49% Net)  (6.49% Net)  (10.49% Net)  (-1.51% Net) (2.49% Net) (6.49% Net) (10.49% Net)
   ----         --------      ------------ -----------  -----------  ------------  ------------ ----------- ----------- ------------
     1           $   181        $5,000       $5,000      $ 5,004       $ 5,009          $  0       $    0       $    0       $     0
     2           $   369        $5,000       $5,000      $ 5,010       $ 5,022          $ 35       $   45       $   56       $    67
     3           $   564        $5,000       $5,000      $ 5,018       $ 5,039          $ 82       $  100       $  120       $   142
     4           $   767        $5,000       $5,000      $ 5,028       $ 5,063          $128       $  157       $  189       $   224
     5           $   978        $5,000       $5,000      $ 5,040       $ 5,093          $172       $  214       $  261       $   314
     6           $ 1,198        $5,000       $5,000      $ 5,054       $ 5,129          $228       $  284       $  350       $   425
     7           $ 1,427        $5,000       $5,000      $ 5,070       $ 5,174          $283       $  356       $  442       $   546
     8           $ 1,665        $5,000       $5,000      $ 5,089       $ 5,227          $336       $  428       $  540       $   678
     9           $ 1,912        $5,000       $5,000      $ 5,111       $ 5,290          $388       $  500       $  642       $   821
    10           $ 2,169        $5,000       $5,000      $ 5,136       $ 5,364          $438       $  574       $  749       $   977
    15           $ 3,617        $5,000       $5,000      $ 5,318       $ 5,950          $601       $  885       $1,306       $ 1,938
    20           $ 5,379        $5,000       $5,000      $ 5,622       $ 7,682          $712       $1,202       $2,031       $ 3,473
    25           $ 7,523        $5,000       $5,000      $ 6,099       $11,204          $739       $1,498       $2,965       $ 5,845
30 (Age 65)      $10,132        $5,000       $5,000      $ 6,993       $15,870          $632       $1,736       $4,159       $ 9,438
    35           $13,305        $5,000       $5,000      $ 8,411       $22,115          $280       $1,840       $5,616       $14,765
    40           $17,166        $5,000       $5,000      $ 9,959       $30,539          $  0       $1,651       $7,339       $22,504
    45           $21,864        $5,000       $5,000      $11,677       $41,993          $  0       $  731       $9,312       $33,488

  (1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

  (2) Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OF NEW JERSEY OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                       T3

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                        $20,000 GUARANTEED DEATH BENEFIT
                           $390.90 ANNUAL PREMIUM (1)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                               Death Benefit (2)                                 Cash Surrender Value (2)
                            ----------------------------------------------------  --------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                          Annual Investment Return of
  End of       Accumulated  ---------------------------------------------------- ---------------------------------------------------
  Policy     at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross    0% Gross     4% Gross     8% Gross     12% Gross
   Year         Per Year    (-1.51% Net)  (2.49% Net)  (6.49% Net)  (10.49% Net) (-1.51% Net)  (2.49% Net)  (6.49% Net) (10.49% Net)
   ----         --------    ------------  -----------  -----------  ------------ ------------  -----------  ----------- ------------
     1           $   407       $20,000      $20,000      $20,009      $ 20,028        $   12       $   24      $    35      $     46
     2           $   829       $20,000      $20,000      $20,024      $ 20,056        $  191       $  221      $   253      $    286
     3           $ 1,269       $20,000      $20,000      $20,045      $ 20,111        $  364       $  423      $   485      $    551
     4           $ 1,726       $20,000      $20,000      $20,073      $ 20,185        $  532       $  627      $   730      $    843
     5           $ 2,202       $20,000      $20,000      $20,109      $ 20,283        $  704       $  843      $   999      $  1,173
     6           $ 2,697       $20,000      $20,000      $20,153      $ 20,406        $  924       $1,116      $ 1,337      $  1,590
     7           $ 3,211       $20,000      $20,000      $20,206      $ 20,559        $1,144       $1,397      $ 1,696      $  2,048
     8           $ 3,746       $20,000      $20,000      $20,269      $ 20,744        $1,358       $1,681      $ 2,072      $  2,547
     9           $ 4,302       $20,000      $20,000      $20,343      $ 20,965        $1,567       $1,968      $ 2,466      $  3,089
    10           $ 4,881       $20,000      $20,000      $20,428      $ 21,227        $1,769       $2,257      $ 2,880      $  3,679
    15           $ 8,140       $20,000      $20,000      $21,061      $ 23,332        $2,429       $3,480      $ 5,015      $  7,287
    20           $12,106       $20,000      $20,000      $22,149      $ 28,871        $2,874       $4,713      $ 7,787      $ 13,052
    25           $16,931       $20,000      $20,000      $23,887      $ 42,162        $2,984       $5,854      $11,349      $ 21,996
30 (Age 65)      $22,801       $20,000      $20,000      $26,744      $ 59,769        $2,553       $6,742      $15,904      $ 35,543
    35           $29,942       $20,000      $20,000      $32,210      $ 83,331        $1,136       $7,056      $21,505      $ 55,635
    40           $38,631       $20,000      $20,000      $38,177      $115,111        $    0       $6,109      $28,133      $ 84,826
    45           $49,203       $20,000      $20,000      $44,799      $158,323        $    0       $2,012      $35,726      $126,256

  (1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

  (2) Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OF NEW JERSEY OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                       T4

                            GENERAL INFORMATION ABOUT
                  PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE
                        ACCOUNT AND THE FIXED RATE OPTION

Pruco Life of New Jersey Variable Appreciable Account

The Pruco Life of New Jersey Variable Appreciable Account was established on January 13, 1984 under New Jersey law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life of New Jersey. Pruco Life of New Jersey is also the legal owner of the assets in the Account. Pruco Life of New Jersey will at all times maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life of New Jersey conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges Pruco Life of New Jersey makes against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Before making any such transfer, Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account.


The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life of New Jersey. There are currently two subaccounts within the Account, one of which invests in the Conservative Balanced Portfolio and the other of which invests in the Flexible Managed Portfolio of the Series Fund. Additional subaccounts may be added in the future. The Account's financial statements begin on page A1.


The Fixed-Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, subject Pruco Life of New Jersey and its directors to civil liability if that results in any damage.

As explained earlier, you may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to the fixed-rate option, and the amount so allocated or transferred becomes part of The Pruco Life of New Jersey's general assets. Sometimes this is referred to as Pruco Life of New Jersey's general account, which consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically. This rate may not be less than an effective annual rate of 4%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year. See Contract Date, page
12. Thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Pruco Life of New Jersey reserves the right to change this practice. Pruco Life of New Jersey is not obligated to credit interest at a higher rate than 4%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. At least annually and on request, a Contract owner will be advised of the interest rates that currently apply to his or her Contract.

Transfers from the fixed-rate option are subject to strict limits. (See Transfers, page 13). The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months (see When Proceeds Are Paid, page 17).

                      DETAILED INFORMATION FOR PROSPECTIVE
                                 CONTRACT OWNERS

Requirements for Issuance of a Contract


The Contract may generally be issued on insureds below the age of 76. Generally, the minimum initial guaranteed death benefit that can be applied for is $5,000 and the maximum that can be applied for is $25,000. For proposed insureds 21 years of age or younger, the minimum initial guaranteed death benefit that can be applied for is $10,000. Before issuing any Contract, Pruco Life of New Jersey requires evidence of insurability which may include a medical examination. Non-smokers who meet preferred underwriting requirements are offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. These are the current underwriting requirements. The Company reserves the right to change these requirements on a non-discriminatory basis.


Short-Term Cancellation Right or "Free Look"

Generally, you may return the Contract for a refund within 10 days after you receive it, within 45 days after Part I of the application for insurance is signed, or within 10 days after Pruco Life of New Jersey mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience in the value of the invested portion of the premiums, calculated as if no charges had been made against the Account or the Series Fund. However, if applicable law so requires, if you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.

Contract Fees and Charges

This section provides a detailed description of each charge that is described briefly in the chart on page 2, and an explanation of the purpose of the charge.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, will be the highest charge that Pruco Life of New Jersey is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life of New Jersey is now charging. However, if circumstances change, Pruco Life of New Jersey reserves the right to increase each current charge, up to but to no more than the maximum charge, without giving any advance notice.

A Contract owner may add several "riders" to the Contract which provide additional benefits, which are charged for separately. The statement and description of charges that follows assumes there are no riders to the Contract.

Deductions from Premiums


(a) A charge for taxes attributable to premiums is deducted from each premium. That charge is currently made up of two parts. The first part is in an amount equal to the state or local premium tax. It varies from jurisdiction to jurisdiction and generally ranges from 0.75% to 5% (but in some instances it may exceed 5%) of the premium received by Pruco Life of New Jersey. The second part is for federal income taxes measured by premiums and it is equal to 1.25% of the premium. Pruco Life of New Jersey believes that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 1995 and 1994, Pruco Life of New Jersey received a total of approximately $xxx,xxx and $149,988, respectively, in charges for payment of taxes attributable to premiums.


(b) A charge of $2 is deducted from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year. During 1995 and 1994, Pruco Life of New Jersey received a total of approximately $xxx,xxx and $116,312, respectively, in processing charges.

Deductions from Portfolios

(a) An investment advisory fee is deducted daily from each portfolio at an annual rate of 0.55% for the Conservative Balanced Portfolio and 0.6% for the Flexible Managed Portfolio.

(b) The expenses incurred in conducting the investment operations of the portfolios (such as investment advisory fees, custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income.

These expenses also vary from portfolio to portfolio. The total expenses of each portfolio for the year 1995 expressed as a percentage of the average assets during the year are shown below:

--------------------------------------------------------------------------------
                                               Other               Total
           Portfolio      Advisory            Expenses            Expenses
                            Fee
--------------------------------------------------------------------------------
 Conservative Balanced      0.55%              0.03%               0.58%
    Flexible Managed        0.60%              0.03%               0.63%
--------------------------------------------------------------------------------


For the  years  1995,  1994,  and  1993,  The  Prudential  received  a total  of
$77,610,206,   $66,413,206,   and  $51,197,499,   respectively,   in  investment
management fees for all of the Series Fund's portfolios.

Monthly Deductions from Contract Fund

The following monthly charges are deducted proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) A sales charge, often called a sales load, is deducted to pay part of the costs Pruco Life of New Jersey incurs in selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium" which is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $6 part of the monthly deduction described in (c) below, the $0.30 per $1,000 of face amount for Contracts with a face amount of less than $10,000, and any extra premiums for riders or substandard risks. The deduction is made whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. To summarize, this charge is somewhat less than (significantly less for Contracts with small face amounts) 6% of the annual Scheduled Premium.


There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year. It is often described as a contingent deferred sales load ("CDSL") and is described later under Surrender or Withdrawal Charges. During 1995 and 1994, Pruco Life of New Jersey received a total of approximately $xxx,xxx and $203,885, respectively, in sales load charges.

(b) A charge of not more than $0.01 per $1000 of face amount of insurance is made to compensate Pruco Life of New Jersey for the risk it assumes by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge will not be made if the Contract has been continued in force pursuant to an option on lapse. During 1995 and 1994, Pruco Life of New Jersey received a total of approximately $xx,xxx and $12,917, respectively, for this risk charge.

(c) An administrative charge of $6 plus up to $0.19 per $1,000 per month of face amount of insurance is deducted each month. Currently, on a non-guaranteed basis, this charge is reduced from $0.19 to $0.09 per $1,000. The charge is intended to pay for processing claims, keeping records, and communicating with Contract owners. If premiums are paid by automatic transfer under the Pru-Matic Plan, as described on page 12, the current charge is further reduced to $0.07 per $1,000 of face amount. There is an additional charge of $0.30 per $1,000 of face amount if the face amount of the Contract is less than $10,000. This monthly administrative charge will not be made if the Contract has been continued in force pursuant to an option on lapse. During 1995 and 1994, Pruco Life of New Jersey received a total of approximately $xxx,xxx and $680,579, respectively, in monthly administrative charges.


(d) A mortality charge is deducted that is intended to be used to pay death benefits. When an insured dies, the amount payable to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges collected from all Contract owners enables Pruco Life of New Jersey to pay the death benefit for the few insureds who die. The maximum mortality charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract Fund) by a rate based upon the insured's current attained age and sex (except where unisex rates apply) and the anticipated mortality for that class of persons. The anticipated mortality is based upon mortality tables published by The National Association of Insurance Commissioners called the Non-Smoker/Smoker 1980 CSO Tables. Pruco Life of New Jersey may determine that a lesser amount than that called for by these mortality tables will be adequate for insureds of particular ages and may thus make a lower mortality charge for such persons. Any lower current mortality charges are not applicable to Contracts in force pursuant to an option on lapse. See Lapse and Reinstatement, page 15.

(e) If the Contract includes riders, Pruco Life of New Jersey deducts any charges applicable to those riders from the Contract Fund on each Monthly date. In addition, Pruco Life of New Jersey will deduct on each Monthly date any extra charge incurred because of the rating class of the insured.

(f) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made.

Daily Deduction from the Contract Fund


Each day a charge is deducted from the assets of each of the subaccounts in an amount equivalent to an effective annual rate of up to 0.9%. This charge is intended to compensate Pruco Life of New Jersey for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Pruco Life of New Jersey estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life of New Jersey estimated in fixing its administrative charges. Pruco Life of New Jersey will realize a profit from this risk charge to the extent it is not needed to provide benefits and pay expenses under the Contracts. This charge is not assessed against amounts allocated to the fixed-rate option. During 1995 and 1994, Pruco Life of New Jersey received a total of approximately $xx,xxx and $31,792, respectively, in mortality and expense risk charges.


Surrender or Withdrawal Charges

(a) An additional sales load (the CDSL) is charged if a Contract is surrendered for its cash surrender value or lapses during the first 10 Contract years. It is not deducted from the death benefit if the insured should die during this period. This maximum contingent deferred charge is equal to 50% of the first year's primary annual premium upon Contracts that lapse during the first 5 Contract years. That percentage is reduced uniformly on a daily basis starting from the Contract's fifth anniversary until it disappears on the tenth anniversary. Other important limitations apply. They are described more fully in the Statement of Additional Information. The amount of this charge can be more easily understood by reference to the following table which shows the sales loads that would be paid by a 35 year old man with $20,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract.

---------------------------------------------------------------------------------------------------------------------
                                                                                                        Cumulative
                                             Cumulative                                                Total Sales
 Surrender,           Cumulative             Sales Load         Contingent            Total             Load as Per-
Last Day of            Scheduled              Deducted           Deferred             Sales             centage of
  Year No.             Premiums                 from            Sales Load            Load              Scheduled
                         Paid                 Contract                                                  Premiums
                                                Fund                                                      Paid
---------------------------------------------------------------------------------------------------------------------
     1             $     390.90          $    18.24          $    87.22          $   105.46             26.98%
     2                   781.80               36.48              104.16              140.64             17.99%
     3                 1,172.70               54.72              121.10              175.82             14.99%
     4                 1,563.60               72.96              138.04              211.00             13.49%
     5                 1,954.50               91.20              146.55              237.75             12.16%
     6                 2,345.40              109.44              121.80              231.24              9.86%
     7                 2,736.30              127.68               91.40              219.08              8.01%
     8                 3,127.20              145.92               60.80              206.72              6.61%
     9                 3,518.10              164.16               30.40              194.56              5.53%
    10                 3,909.00              182.40                0.00              182.40              4.67%
---------------------------------------------------------------------------------------------------------------------


The percentages shown in the last column will not be appreciably different for insureds of different ages.


(b) An administrative charge of $5 per $1,000 of face amount of insurance is deducted upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the tenth Contract anniversary. During 1995 and 1994, Pruco Life of New Jersey received a total of approximately $xx,xxx and $10,806, respectively, for surrendered or lapsed Contracts.


Transaction Charges

An administrative processing charge of $15 will be made in connection with each withdrawal of excess cash surrender value of a Contract. This charge is described in more detail in the Statement of Additional Information.

Contract Date

When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the date of the application or the date of any medical examination. In most cases no medical examination will be necessary. If the first premium is not paid with the application, the Contract date will ordinarily be the date the first premium was paid and the Contract was delivered. Under certain circumstances, Pruco Life of New Jersey will permit a Contract to be back-dated but only to a date not earlier than 6 months prior to the date of the application. It may be advantageous for a Contract owner to have an earlier Contract date since that will result in the use by Pruco Life of New Jersey of a lower issue age in determining the amount of the scheduled premium. Pruco Life of New Jersey will require the payment of all premiums that would have been due had the application date coincided with the back-dated Contract date. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract date, all scheduled premiums been received on their due dates, and all Contract charges been made.

Premiums

As already explained, the Contract provides for a Scheduled Premium which, if paid when due or within a 61 day grace period, ensures that the Contract will not lapse. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about 3 weeks before each due date. If you pay premiums monthly, you will receive a book each year with 12 coupons that will serve as a reminder. With Pruco Life of New Jersey's consent, you may change the frequency of premium payments.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. If you select the Pru-Matic Premium Plan, one of the current monthly charges will be reduced. See Monthly Deductions From Contract Fund, page 10. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

The following table shows, for two face amounts, representative preferred and standard annual premium amounts under Contracts issued on insureds who are not substandard risks. These premiums do not reflect any additional riders or supplementary benefits.

--------------------------------------------------------------------------------
                           $10,000 Face Amount            $20,000 Face Amount
                       ---------------------------------------------------------
                       Preferred        Standard       Preferred        Standard
--------------------------------------------------------------------------------
 Male, age 35           $233.70         $274.01         $390.90        $ 471.52
   at issue
--------------------------------------------------------------------------------
Female, age 45          $278.04         $308.53         $479.59        $ 540.57
   at issue
--------------------------------------------------------------------------------
 Male, age 55           $450.96         $562.17         $825.43        $1047.86
   at issue
--------------------------------------------------------------------------------


The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 110% to 116% of the annual scheduled premium for that Contract.

--------------------------------------------------------------------------------
                          $10,000 Face Amount             $20,000 Face Amount
                     -----------------------------------------------------------
                     Monthly            Annual          Monthly          Annual
--------------------------------------------------------------------------------
 Male, age 35        $22.43            $233.70          $36.59           $390.90
   at issue
--------------------------------------------------------------------------------
Female, age 45       $26.46            $278.04          $44.65           $479.59
   at issue
--------------------------------------------------------------------------------
 Male, age 55        $41.96            $450.96          $75.66           $825.43
   at issue
--------------------------------------------------------------------------------


A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. This may be done by making occasional unscheduled premium payments or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Pruco Life of New Jersey will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and higher death benefits. Conversely, payment of a Scheduled Premium need not be made if the Contract Fund is sufficiently large to enable the charges due under the Contract to be made without causing the Contract to lapse. See Lapse and Reinstatement, page 15. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract. If this happens, loans and other distributions which would otherwise not be taxable events will be subject to federal income taxation. See Tax Treatment of Contract Benefits, page 18.

Pruco Life of New Jersey will generally accept any premium payment if the payment is at least $25. Pruco Life of New Jersey does reserve the right, however, to limit unscheduled premiums to a total of $5,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. See How a Contract's Death Benefit Will Vary, page 14. The privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation, but again, there are tax consequences if the Contract becomes a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 18.

Allocation of Premiums

On the Contract date, a $2 processing charge and the charge for taxes attributable to premiums are deducted from the initial premium. The remainder is allocated on the Contract date among the subaccount[s] or the fixed-rate option according to the desired allocation specified in the application form. From this invested portion of the initial premium, the first monthly deductions are made. See Contract Fees and Charges, page 9. The invested portion of any part of the initial premium in excess of the Scheduled Premium is placed in the selected investment option[s] on the date of receipt, but not earlier than the Contract date. Thus, to the extent that the receipt of the first premium precedes the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. All subsequent premium payments, after the deduction from premiums, when received by Pruco Life of New Jersey will be placed in the subaccount[s] or the fixed-rate option in accordance with the allocation previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office. You may also change the way in which subsequent premiums are allocated by telephoning the Home Office, provided you are enrolled to use the Telephone Transfer system. There is no charge for reallocating future premiums. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 331/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

Transfers

If the Contract is not in default, or if the Contract is in force as variable reduced paid-up insurance (see Lapse and Reinstatement , page 15), you may, up to four times in each Contract year, transfer amounts from one subaccount to the other subaccount or to the fixed-rate option. There is no charge. All or a portion of the amount credited to a subaccount may be transferred.

In addition, the total amount credited to a Contract held in the subaccounts may be transferred to the fixed-rate option at any time during the first two Contract years. If you wish to convert your variable Contract to a fixed-benefit Contract in this manner, you must request a complete transfer of funds to the fixed-rate option and should also change your allocation instructions regarding any future premiums.


Transfers between subaccounts will take effect as of the end of the valuation period (usually the business day) in which a proper transfer request is received at a Home Office. The valuation period is defined as the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open. The request may be in terms of dollars, such as a request to transfer $1,000 from one subaccount to the other, or may be in terms of a percentage reallocation between subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office, or by telephone using the Telephone Transfer System unless you elect not to have this privilege. Pruco Life of New Jersey has adopted procedures designed to ensure that requests by telephone are genuine and will require appropriate identification for that purpose. Pruco Life of New Jersey will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life of New Jersey cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


Transfers from the fixed-rate option are subject to restrictions and may only be made with Pruco Life of New Jersey's consent. Transfers from the fixed-rate option to the subaccounts are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of: (a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office. These limits are subject to change in the future.

How the Contract Fund Changes with Investment Experience

As explained above, after the tenth Contract year, there will no longer be a surrender charge and, if there is no Contract loan, the cash surrender value will be equal to the Contract Fund. This section, therefore, also describes how the cash surrender value of the Contract will change with investment experience.

On the Contract Date, the Contract Fund value is the initial premium less the deductions from premiums and the first monthly deductions. See Contract Fees and Charges, page 9. This amount is placed in the investment options designated by the owner. Thereafter the Contract Fund value changes daily, reflecting increases or decreases in the value of the securities in which the assets of the subaccount have been invested, and interest credited on any amounts allocated to the fixed-rate option. It is also reduced by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also increases to reflect the receipt of additional premium payments and is decreased by the monthly deductions.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the withdrawal charges, if any, and by any Contract debt. Upon request, Pruco Life of New Jersey will tell a Contract owner the cash surrender value of his or her Contract. It is possible, although highly unlikely, that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance, even if a Contract owner continues to pay Scheduled Premiums when due.

The tables on pages T1 through T4 of this prospectus illustrate what the death benefit and cash surrender values would be for a representative Contract, assuming uniform hypothetical investment results in the selected portfolio[s], and also provide information about the aggregate premiums payable under the Contract.

How a Contract's Death Benefit Will Vary

The death benefit will change from the outset with investment experience. The precise way in which that will occur is complicated and is described in the Statement of Additional Information. In general, and assuming the optional paid-up benefit is not in effect, see Paid-Up Insurance Option, on page 16, if the net investment performance is 4% per year or higher, the death benefit will increase; if it is below 4%, it will decrease. Pruco Life of New Jersey guarantees, however, that it will not decrease below the face amount of insurance. If unfavorable experience of that kind should occur, it must be offset by favorable experience before the death benefit begins to increase again.

If the Contract is kept in force for several years and if investment performance is relatively favorable, the Contract Fund value may grow to the point where, to meet certain provisions of the Internal Revenue Code which require that the death benefit always be greater than the Contract Fund value, the death benefit must be increased. The required difference between the death benefit and Contract Fund value is higher at younger ages than at older ages. A precise description is in the Statement of Additional Information.

Contract Loans

The owner may borrow from Pruco Life of New Jersey up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable to variable investment options that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.


Interest charged on a loan accrues daily at a fixed effective annual rate of 5.5%. Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The term "Contract debt" means the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Pruco Life of New Jersey will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in force for a limited time. If you fail to keep the Contract in force, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See Tax Treatment of Contract Benefits, page 18, and Lapse and Reinstatement, page 15 .


When a loan is made, an amount equal to the loan proceeds will be transferred out of the variable investment options and/or the fixed-rate option, as applicable. The reduction will normally be made in the same proportions as the value in each subaccount and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the subaccount[s] or fixed-rate option.

A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value.

A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.


Consider the Contract issued on a 35 year old male insured illustrated in the table on page T2 with an 8% gross investment return. Assume a $1,500 loan was made under this Contract at the end of Contract year 8 and repaid at the end of Contract year 10 and loan interest was paid when due. Upon repayment, the cash surrender value would be $3,239.13. This amount is lower than the cash surrender value shown on that page for the end of Contract year 10 because the loan amount was credited with the 4% assumed rate of return rather than the 6.49% net return for the designated subaccount[s] resulting from the 8% gross return in the underlying Series Fund. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 18.


Surrender of a Contract

You may surrender a Contract for its cash surrender value while the insured is living. To surrender a Contract, you must deliver or mail it, together with a written request, to a Home Office. The cash surrender value of a surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in the Home Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 18.

Lapse and Reinstatement

As has already been explained, if Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals, a Contract will remain in force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund value on the following Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in force.) This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in force, the Contract will go into default. Should this happen, Pruco Life of New Jersey will send you a notice of default setting forth the payment necessary to keep the Contract in force on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 18.

A Contract that has lapsed may be reinstated within 5 years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life of New Jersey requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life of New Jersey prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

Fixed Extended Term Insurance. The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing cash surrender value but no loan value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.

Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is generally lower than that provided by fixed extended term insurance. It will decrease only if a Contract loan is taken. You will be told, if you ask, what the amount of the insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised during the first 7 Contract years. See Tax Treatment of Contract Benefits, page 18.

Variable Reduced Paid-Up Insurance. This is similar to fixed paid-up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the selected investment options. There will be a new guaranteed minimum death benefit. Variable reduced paid-up insurance has cash surrender and loan values.

Variable reduced paid-up insurance is the automatic option provided upon lapse, if the amount of variable reduced paid-up insurance is at least as great as the amount of fixed extended term insurance which would have been provided upon lapse. Variable reduced paid-up insurance will be available only if the insured is not in one of the high risk rating classes for which Pruco Life of New Jersey does not offer fixed extended term insurance. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised during the first 7 Contract years. See Tax Treatment of Contract Benefits, page 18.

What Happens If No Request Is Made? Except in the two situations described below, if no request is made the "automatic option" will be fixed extended term insurance. If that is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be variable reduced paid-up insurance. This could occur when there is a Contract debt outstanding when the Contract lapses.

Paid-Up Insurance Option


In certain circumstances you may elect to stop paying premiums and to have guaranteed insurance coverage for the lifetime of the insured. This benefit is available only if the following conditions are met: (1) the Contract is not in default; (2) Pruco Life of New Jersey is not paying premiums in accordance with any payment of premium benefit that may be included in the Contract; and (3) the Contract Fund is sufficiently large so that the calculated guaranteed paid-up insurance amount is at least equal to the face amount of insurance plus the excess, if any, of the Contract Fund over the tabular Contract Fund. The amount of guaranteed paid-up insurance coverage may be greater. It will be equal to the difference between the Contract Fund and the present value of future monthly charges from the Contract Fund (other than charges for anticipated mortality costs and for payment of premium riders) multiplied by the attained age factor. This option will generally be available only when the Contract has been in force for many years and the Contract Fund has grown because of favorable investment experience or the payment of unscheduled premiums or both. Once the paid-up insurance option is exercised, the actual death benefit is equal to the greater of the guaranteed paid-up insurance amount and the Contract Fund multiplied by the attained age factor. Upon request, Pruco Life of New Jersey will quote the amount needed to pay up the Contract and to guarantee the paid-up insurance amount as long as a payment equal to or greater than the quoted amount is received within two weeks of the quote. There is no guarantee if the remittance is received within the two week period and is less than the quoted amount or if the remittance is received outside the two week period. In this case, Pruco Life of New Jersey will add the remittance to the Contract Fund and recalculate the guaranteed paid-up insurance amount. If the guaranteed paid-up insurance amount is equal to or greater than the face amount, the paid-up request will be processed. If the guaranteed paid-up insurance amount is calculated below the face amount, the insured will be notified that the amount is insufficient to process the request. In some cases, the quoted amount, if paid, would increase the death benefit by more than it increases the Contract Fund. In these situations, underwriting might be required to accept the premium payment and to process the paid-up request. Pruco Life of New Jersey reserves the right to change this procedure in the future. After the first Contract year, you must make a proper written request for the Contract to become fully paid-up and send the Contract to a Pruco Life of New Jersey Home Office to be endorsed. If this option is exercised during the first 7 Contract years, the Contract may be classified as a "Modified Endowment Contract," see Tax Treatment of Contract Benefits, page 18. A Contract in effect under a paid-up insurance option will have cash surrender and loan values.

Reduced Paid-Up Insurance Option

Like the paid-up insurance option, reduced paid-up insurance provides the insured with lifetime insurance coverage without the payment of additional premiums. However, reduced paid-up insurance provides insurance coverage which is generally lower than the death benefit of the Contract. Reduced paid-up insurance is based upon a Contract's current net cash value and can be requested at any time. This option is available only when the Contract is not in default and Pruco Life of New Jersey is not paying any premiums in accordance with any payment of premium benefit that may be included in the Contract. In order to receive reduced paid-up insurance, a Contract owner must make a proper written request, and Pruco Life of New Jersey may request that the owner send the Contract to a Home Office to be endorsed. Acquisition of reduced paid-up insurance within the first 7 Contract years may result in the Contract becoming a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 18.

When Proceeds Are Paid

Pruco Life of New Jersey will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within 7 days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received. However, Pruco Life of New Jersey may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the sale or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract in force as fixed reduced paid-up insurance or as extended term insurance, Pruco Life of New Jersey expects to pay the cash surrender value promptly upon request. However, Pruco Life of New Jersey has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). Pruco Life of New Jersey will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

Living Needs Benefit

Contract applicants may elect to add the Living Needs Benefit(sm) to their Contracts at issue, subject to Pruco Life's receipt of satisfactory evidence of insurability. The benefit may vary state-by-state. It can generally be added only when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

The Living Needs Benefit allows the Contract owner to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. Depending upon state regulatory approval, the following option may be available. A Pruco Life of New Jersey representative should be consulted as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. You may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for 6 months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life of New Jersey reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life of New Jersey can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

The Contract owner should consider whether adding this settlement option is appropriate in his or her given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. Contract owners should consult a qualified tax advisor before electing to receive this benefit. Unlike a death benefit received by a beneficiary after the death of an insured, receipt of a Living Needs Benefit payment may give rise to a federal or state income tax. Receipt of a Living Needs Benefit payment may also affect a Contract owner's eligibility for certain government benefits or entitlements.

Voting Rights

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Pruco Life of New Jersey is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Pruco Life of New Jersey will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Pruco Life of New Jersey will be voted in the same proportion as shares in the respective portfolios for which instructions are received.

Matters on which Contract owners may give voting instructions including the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter.

The number of shares in a portfolio for which you may give instructions is determined by dividing the portion of your Contract Fund attributable to the portfolio, by the value of one share of the portfolio. The number of votes for which each Contract owner may give Pruco Life of New Jersey instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Pruco Life of New Jersey will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life of New Jersey reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life of New Jersey may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life of New Jersey itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Pruco Life of New Jersey reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life of New Jersey does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

Reports to Contract Owners

Once each Contract year (except where the Contract is in force as fixed extended term insurance or fixed reduced paid-up insurance), you will be sent a statement that provides certain information pertinent to your own Contract. These statements show all transactions during the year that affected the value of your Contract Fund, including monthly changes attributable to investment experience. That statement will also show the current death benefit, cash surrender value, and loan values of your Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life of New Jersey may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will be sent an annual report of the Account. You will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in both.

Tax Treatment of Contract Benefits


The tax treatment of life insurance is complex and may change. Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Pruco Life of New Jersey believes the tax laws apply in the most commonly occurring circumstances. A more technical discussion of what follows is contained in the Statement of Additional Information.

Treatment as Life Insurance. Pruco Life of New Jersey believes that the Contract should qualify as "life insurance" under the Internal Revenue Code. This means that: (1) except as noted below, the Contract owner should not be taxed on any part of the Contract Fund, including additions attributable to interest or appreciation; and (2) the death benefit should be excludible from the gross income of the beneficiary under section 101(a) of the Code.

Although Pruco Life of New Jersey believes the Contract should qualify as "life insurance" for federal tax purposes, there are uncertainties, particularly because the Secretary of the Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we have reserved the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will continue to qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution received by an owner prior to an insured's death will depend upon whether the Contract is classified as a Modified Endowment Contract.

If the Contract is not classified as a Modified Endowment Contract, proceeds received in the event of a lapse, surrender of the Contract, or withdrawal of part of the cash surrender value will generally not be taxable unless the total amount received exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. In certain limited circumstances, all or a portion of a withdrawal during the first 15 contract years may be taxable even if total withdrawals do not exceed total premiums paid to date. The proceeds of any loan will be treated as indebtedness of the owner and will not be treated as taxable income.

If the Contract is classified as a Modified Endowment Contract, pre-death distributions, including loans and withdrawals (even those made during the 2 year period before the Contract became a Modified Endowment Contract), will be taxed first as investment income to the extent of gain in the Contract, and then as a return of the Contract owner's investment in the Contract. In addition, pre-death distributions (including full surrenders) will be subject to a penalty of 10% of the amount includible in income unless the amount is distributed on or after the owner reaches age 59 1/2, on account of the owner's disability, or as a life annuity.

A Contract may be classified as a Modified Endowment Contract under various circumstances. For example, low face amount Contracts issued on younger insureds may be classified as a Modified Endowment Contract even though the Contract owner pays only the Scheduled Premiums or even less than the Scheduled Premiums. Before purchasing such a Contract, you should understand the tax treatment of pre-death distributions and consider the purpose for which the Contract is being purchased. More generally, a Contract may be classified as a Modified Endowment Contract if premiums in excess of Scheduled Premiums are paid or the face amount of insurance is decreased during the first seven Contract years, or if the face amount of insurance is increased or if a rider is added or removed from the Contract. You should consult with your tax advisor before making any of these policy changes.

Other Tax Consequences. There may be federal estate taxes and state and local estate and inheritance taxes payable if either the owner or the insured dies. The transfer or assignment of the Contract to a new owner may also have tax consequences. The individual situation of each Contract owner or beneficiary will be significant.

Other Contract Provisions

There are several other Contract provisions that are of less significance to you than those already described in detail either because they relate to options that you may choose under the Contract but are not likely to exercise for several years after you first purchase it or because they are of a routine nature not likely to influence your decision to buy the Contract. These provisions are summarized in the Expanded Table of Contents of the Statement of Additional Information, page 25 and described in greater detail in the Statement of Additional Information.

                    FURTHER INFORMATION ABOUT THE SERIES FUND

The Prudential Series Fund, Inc. (the "Series Fund") is a Maryland corporation organized on November 15, 1982. It is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Series Fund's management or its investment policies or practices.


The Series Fund is currently made up of fifteen separate portfolios, two of which, the Conservative Balanced and Flexible Managed Portfolios are available to Contract owners. Each portfolio is, for many purposes, in effect a separate investment fund, and a separate class of capital stock is issued for each portfolio. Each share of capital stock issued with respect to a portfolio has a pro-rata interest in the assets of that portfolio and has no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Series Fund. In other respects the Series Fund is treated as one entity. For example, the Series Fund has only one Board of Directors and owners of the shares of each portfolio are entitled to vote for members of the Board.


Shares in the Series Fund are currently sold and redeemed at the close of each business day, at their net asset value, determined in the manner described in the Statement of Additional Information, only to separate accounts of The Prudential and its subsidiaries. They may, in the future, be sold to other insurers to fund benefits under variable life insurance and variable annuity contracts issued by those companies.

The Prudential is the investment advisor of the Series Fund. The Prudential has entered into a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under an Investment Advisory Agreement with the Series Fund. See Investment Management Arrangements and Expenses, page 24.

                       INVESTMENT OBJECTIVES AND POLICIES
                                OF THE PORTFOLIOS

Each portfolio of the Series Fund has a different objective which it pursues through separate investment policies as described below. Since each portfolio has a different investment objective, each can be expected to have different investment results and incur different market and financial risks. Those risks, as explained above, are borne by the Contract owner. The Series Fund may in the future establish other portfolios with different investment objectives.

The investment objectives of each portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio affected (which for this purpose and under the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares). The policies by which a portfolio seeks to achieve its investment objectives, however, are not fundamental. They may be changed by the Board of Directors of the Series Fund without the approval of the shareholders.

The investment objectives of both portfolios available to PRUvider Contract owners are set forth on page 3. For the sake of convenience, they are repeated here, followed in each case by a brief description of the policies of both portfolios. In some cases a fuller description of those policies is in the Statement of Additional Information. There is no guarantee that any of these objectives will be met.

Balanced Portfolios


Conservative Balanced Portfolio. The objective of this portfolio is to achieve a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed
Portfolio   while   recognizing   that  this  reduces  the  chances  of  greater
appreciation.

To achieve this objective, the Conservative Balanced Portfolio will follow a policy of maintaining a more conservative asset mix among stocks, bonds and money market instruments than the Flexible Managed Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:

      Asset Type                  Minimum             Normal            Maximum
      ----------                  -------             ------            -------
        Stocks                      15%                 35%               50%
Bonds and Money Market              25%                 65%               70%

The portfolio manager will make variations in the proportions of each investment category in accordance with its judgment about the expected returns and risks of the various investment categories, but will maintain at least 25% of the value of the portfolio's assets in fixed-income senior securities.

The bond portion of the portfolio will be invested primarily in securities with maturities of 2 to 10 years and ratings at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally-recognized rating service or, if unrated, of comparable quality in the opinion of the portfolio manager. A description of debt ratings is in the Statement of Additional Information. Because of their shorter maturities, the value of the notes and bonds in this portfolio will be less sensitive to changes in interest rates than the longer-term bonds likely to be held in the Flexible Managed Portfolio. Thus, there will be less of a risk of loss of principal, but not as much of a likelihood for greater appreciation in value. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The common stock portion of this portfolio will be invested primarily in the equity securities of major, established corporations in sound financial condition that appear to offer attractive prospects of a total return from dividends and capital appreciation that is superior to broadly based stock indices. The money market portion of the portfolio will hold high-quality short-term debt obligations with a maturity of 12 months or less (as described in the Statement of Additional Information) and will maintain a dollar-weighted average maturity of 120 days or less.

To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in nonUnited States currency denominated debt and equity securities of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under Foreign Securities on page 22.

In addition, the portfolio may (i) purchase and sell options on equity securities, debt securities, stock indices and foreign currencies (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts;
(iv) purchase securities on a when-issued or delayed delivery basis; (v) use interest rate swaps; and (vi) make short sales. These techniques are described briefly under Options, Futures Contracts and Swaps and Short Sales on page 22, and in detail in the Statement of Additional Information.


The Conservative Balanced Portfolio is managed by a team of portfolio managers. Mark Stumpp, Managing Director, PIC, has been lead portfolio manager of the Conservative Balanced Portfolio since 1994 and is responsible for the overall asset allocation decisions. Mr Stumpp shares supervisory responsibility of the portfolio management team with Theresa Hamacher, Managing Director, PIC. Ms. Hamacher and Mr. Stumpp also supervise the team of portfolio managers for the Flexible Managed Portfolio. Mr. Stumpp is also portfolio manager for several employee benefit trusts including The Prudential Retirement System for U.S. Employees and Special Agents. Prior to 1994, he was responsible for corporate pension asset management for Prudential Diversified Investment Strategies' corporate clients. Ms. Hamacher supervises a team of portfolio managers that manage over $65 billion in assets for PIC.

Flexible Managed Portfolio. The objective of this portfolio is achievement of a high total return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by The Prudential to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

To achieve this objective, the Flexible Managed Portfolio will follow a policy of maintaining a more aggressive asset mix among stocks, bonds and money market investments than the Conservative Balanced Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:


 Asset Type               Minimum               Normal                  Maximum
 ----------               -------               ------                  -------
   Stocks                   25%                   60%                    100%
    Bonds                   0%                    40%                     75%
Money Market                0%                    0%                      75%



The portfolio manager may make short-run, and sometimes substantial, variations in the asset mix based upon its judgment about the expected returns and risks of the various investment categories. In varying the asset mix in accordance with these judgments, The Prudential will also seek to take advantage of imbalances in fundamental values among the different markets.

The bond component of this portfolio is expected under normal circumstances to have a weighted average maturity of greater than 10 years. The values of bonds with longer maturities are generally more sensitive to changes in interest rates than those of shorter maturities. The bond portion of this portfolio will primarily be invested in securities that have a rating at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally-recognized rating service. A description of debt ratings is in the Statement of Additional Information. However, up to 25% of the bond component of this portfolio may be invested in securities having ratings at the time of purchase of "BB," "Ba" or lower, or if not rated, of comparable quality in the opinion of the portfolio manager, these securities are also known as high risk securities. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The established company common stock component of this portfolio will consist of the equity securities of major corporations that are believed to be in sound financial condition. In selecting stocks of smaller capitalization companies, the portfolio manager will concentrate on companies with a capitalization below $5 billion that show above-average profitability (measured by return-on-equity, earnings, and dividend growth rates) with modest price/earnings ratios. The individual equity selections for this portfolio may tend to have more volatile market values than the equity securities selected for the Equity Portfolio or the Conservative Balanced Portfolio. The money market portion of the portfolio will hold high-quality short-term debt obligations with a maturity of 12 months or less (as described in the Statement of Additional Information) and will maintain a dollar-weighted average maturity of 120 days or less.


To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in nonUnited States currency denominated debt and equity securities of foreign and U.S. issuers. The particular risks of investment in foreign securities are described under Foreign Securities, below.

In addition, the portfolio may (i) purchase and sell options on equity securities, debt securities, stock indices and foreign currencies (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts;
(iv) purchase securities on a when-issued or delayed delivery basis; (v) use interest rate swaps; and (vi) make short sales. These techniques are described briefly under Options, Futures Contracts and Swaps and Short Sales, below, and in detail in the Statement of Additional Information.


The Flexible Managed Portfolio is managed by a team of portfolio managers. Mark Stumpp, Managing Director, PIC, has been lead portfolio manager of the Flexible Managed Portfolio since 1994 and is responsible for the overall asset allocation decisions. Mr Stumpp shares supervisory responsibility of the portfolio management team with Theresa Hamacher, Managing Director, PIC. Ms. Hamacher and Mr. Stumpp also supervise the team of portfolio managers for the Conservative Balanced Portfolio. Mr. Stumpp is also portfolio manager for several employee benefit trusts including The Prudential Retirement System for U.S. Employees and Special Agents. Prior to 1994, he was responsible for corporate pension asset management for Prudential Diversified Investment Strategies' corporate clients. Ms. Hamacher supervises a team of portfolio managers that manage over $65 billion in assets for PIC.


Foreign Securities


The bond components of the Conservative Balanced and Flexible Managed Portfolios may each invest up to 20% of their assets in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. To the extent permitted by applicable insurance law, the Conservative Balanced and Flexible Managed Portfolios may invest up to 30% of their total assets in debt and equity securities denominated in a foreign currency and issued by foreign or domestic issuers. Securities issued outside the United States and not publicly traded in the United States, as well as American Depository Receipts ("ADRs") and securities denominated in a foreign currency are referred to collectively in this prospectus as "foreign securities."


ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting, and financial reporting standards as domestic issuers.

Foreign securities involve risks of political and economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and, in the case of securities not denominated in United States currency, the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than domestic securities. Under certain market conditions, foreign securities may be less liquid than domestic securities. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers, and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. If the security is denominated in foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a portfolio to obtain or to enforce a judgment against the issuers of such securities. See Forward Foreign Currency Exchange Contracts in the Statement of Additional Information.

Options, Futures Contracts and Swaps

The description of the portfolios' investment policies also state whether they will invest in what are sometimes called derivative securities. These include options (which may be to buy or sell equity securities, debt securities, stock indices, foreign currencies and stock index futures contracts); futures contracts on interest bearing securities, stock and interest rate indices, and foreign currencies; and interest rate swaps. These investments have not in the past represented more than a very minor part of the investments of any portfolio but may increase in the future.

A call option gives the owner the right to buy and a put option the right to sell a designated security or index at a predetermined price for a given period of time. They will be used primarily to hedge or minimize fluctuations in the principal value of a portfolio or to generate additional income. They involve risks which differ, depending upon the particular option. But they often offer an attractive alternative to the purchase or sale of the related security.

Futures contracts represent a contractual obligation to buy or sell a designated security or index within a stated period. They can be used as a hedge against or to minimize fluctuations of a portfolio or as an efficient way of establishing certain positions more quickly than direct purchase of the securities. They can also be used to speculate, but this will not be done by any of the portfolios. They involve risks of various kinds, all of which could result in losses rather than in achieving the intended objective of any particular purchase.

Because options, futures and swaps are now used to such a limited extent, a full description of these investments and the risks associated with them is in the Statement of Additional Information.

Short Sales


The Conservative Balanced and Flexible Managed Portfolios may sell securities they do not own in anticipation of a decline in the market value of those securities ("short sales"). The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale.


Reverse Repurchase Agreements and Dollar Rolls


The fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may use reverse repurchase agreements and dollar rolls. The money market portion of these portfolios may use reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a portfolio with an agreement by the portfolio to repurchase the same securities at an agreed upon price and date. During the reverse repurchase period, the portfolio often continues to receive principal and interest payments on the sold securities. The terms of each agreement reflect a rate of interest for use of the funds for the period, and thus these agreements have the characteristics of borrowing by the portfolio. Dollar rolls involve sales by a portfolio of securities for delivery in the current month with a simultaneous contract to repurchase substantially similar securities (same type and coupon) from the same party at an agreed upon price and date. During the roll period, the portfolio forgoes principal and interest paid on the securities. A portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the portfolio may decline below the price of the securities the portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the portfolio's obligation to repurchase the securities. No portfolio will obligate more than 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.


Loans of Portfolio Securities

Both of the portfolios may from time to time lend the securities they hold to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government Securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the portfolio will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities, while receiving a fee from the borrower or earning interest on the investment of the cash collateral.

There is a slight risk that the borrower may become insolvent, which might delay carrying out a decision to sell the loaned security. This risk can be minimized by careful selection of borrowers and requiring and monitoring the adequacy of capital. No loans will be made to any broker affiliated with The Prudential.

                    INVESTMENT RESTRICTIONS APPLICABLE TO THE
                                   PORTFOLIOS

The Series Fund is subject to certain investment restrictions which are fundamental to the operations of the Series Fund and may not be changed except with the approval of a majority vote of the persons participating in the affected portfolio.

The investments of the various portfolios are generally subject to certain additional restrictions under state laws. In the event of future amendments to the applicable New Jersey statutes, each portfolio will comply, without the approval of the shareholders, with the statutory requirements as so modified.

A detailed discussion of investment restrictions applicable to the Series Fund is in the Statement of Additional Information.

                     INVESTMENT MANAGEMENT ARRANGEMENTS AND
                                    EXPENSES


The Series Fund has entered into an Investment Advisory Agreement with The Prudential under which The Prudential will, subject to the direction of the Board of Directors of the Series Fund, be responsible for the management of the Series Fund, and provide investment advice and related services to each portfolio. The Prudential manages the assets that it owns as well as those of various separate accounts established by The Prudential and those held by other investment companies for which it acts as investment advisor. Total assets under management as of December 31, 1995 was approximately $xxx billion, which includes approximately $xxx billion owned by The Prudential and approximately $xx billion of external assets under The Prudential's management.

Subject to The Prudential's supervision, substantially all of the investment advisory services provided to the Series Fund by The Prudential, with respect to the Conservative Balanced and Flexible Managed Portfolios, are furnished by its wholly-owned subsidiary PIC, pursuant to the Service Agreement between The Prudential and PIC which provides that a portion of the fee received by The Prudential for providing investment advisory services will be paid to PIC. The Conservative Balanced and Flexible Managed Portfolios are managed by PIC, using a team of portfolio managers under the supervision of Theresa Hamacher and Mark Stumpp, Managing Directors, PIC. PIC is registered as an investment advisor under the Investment Advisers Act of 1940.


Under the Investment Advisory Agreement, The Prudential receives an investment management fee as compensation for its services to the Series Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual portfolio. It is set forth on page 9.


For the year ended December 31, 1995, the Series Fund's total expenses were x.xx% of the average net assets of all of the Series Fund's portfolios. The investment management fee for that period constituted x.xx% of the average net assets. Further information about the investment management arrangements and the expenses of the Series Fund is in the Statement of Additional Information.


Portfolio Brokerage and Related Practices

The Prudential is responsible for decisions to buy and sell securities for the portfolios, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

An affiliated broker may be employed to execute brokerage transactions on behalf of the portfolios, as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Series Fund may not engage in any transactions in which The Prudential or its affiliates, including The Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal. Additional information about portfolio brokerage and related transactions is in the Statement of Additional Information.

                                STATE REGULATION

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

                                     EXPERTS

The financial statements included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319. Actuarial matters included in this prospectus have been examined by Nancy D. Davis, FSA, MAAA, whose opinion is filed as an exhibit to the registration statement.

                                   LITIGATION

No litigation is pending that would have a material effect upon the Account or the Series Fund.

                   EXPANDED TABLE OF CONTENTS OF STATEMENT OF
                             ADDITIONAL INFORMATION

Included in the registration statements for the Contracts and the Series Fund is a Statement of Additional Information which is available without charge by writing to Pruco Life of New Jersey at 213 Washington Street, Newark, New Jersey 07102-2992. The following table of contents of that Statement provides a brief summary of what is included in each section.

I.     MORE DETAILED INFORMATION ABOUT THE CONTRACT.

       Sales Load Upon Surrender. A description is given of exactly how Pruco Life of New Jersey determines the amount of the part of the sales load that is imposed only upon surrenders or withdrawals during the first 10 Contract years.

       Reduction of Charges for Concurrent Sales to Several Individuals. Where the Contract is sold at the same time to several individuals who are members of an associated class and Pruco Life of New Jersey's expenses will be reduced, some of the charges under those Contracts may be reduced.

       Paying Premiums by Payroll Deduction. Your employer may pay monthly premiums for you with deductions from your salary.

       Unisex   Premiums  and  Benefits.   In  some  states  and  under  certain
       circumstances, premiums and benefits will not vary with the sex of the insured.

       How the Death  Benefit Will Vary. A  description  is given of exactly how
       the  death  benefit  may  increase  to  satisfy   Internal  Revenue  Code
       requirements.

       Withdrawal of Excess Cash Surrender Value. If the Contract Fund value is high enough you may be able to withdraw part of the cash surrender value while keeping the Contract in effect. There will be a transaction charge. The death benefit will change. There may be tax consequences. You should consult your Pruco Life of New Jersey representative to discuss whether a withdrawal or a loan is preferable.

       Tax Treatment of Contract Benefits. A fuller account is provided of how Contract owners may be affected by federal income taxes.


       Sale of the Contract and Sales Commissions. The Contract is sold primarily by agents of The Prudential who are also registered representatives of one of its subsidiaries, Pruco Securities Corporation, a broker and dealer registered under the Securities and Exchange Act of 1934. Generally, selling agents receive a commission of 50% of the Scheduled Premium in the first year, 10% for the next three years and smaller commissions thereafter. For new Contracts issued on or about July 1, 1996, the commission rates for the second through tenth years will change to no more than 6% of the Scheduled Premiums and smaller commissions thereafter.


       Riders. Various extra fixed-benefits may be obtained for an extra premium. They are described in what are known as "riders" to the Contract.

       Other Standard Contract Provisions. The Contract contains several provisions commonly included in all life insurance policies. They include provisions relating to beneficiaries, misstatement of age or sex, suicide, assignment, incontestability, and settlement options.

II.    INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.

                 General
                 Convertible Securities
                 Warrants
                 Options and Futures
                 When-Issued and Delayed Delivery Securities
                 Short Sales
                 Short Sales Against the Box
                 Interest Rate Swaps
                 Loans of Portfolio Securities
                 Illiquid Securities
                 Forward Foreign Currency Exchange Contracts

       A more detailed description is given of these investments and the policies of these portfolios.

III.   INVESTMENT RESTRICTIONS.

       There are many restrictions upon the investments the portfolios may make and the practices in which they may engage; these are fundamental, meaning they may not be changed without Contract owner approval.

IV.    INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES.

       A fuller description than that in the prospectus is given.

V.     PORTFOLIO TRANSACTIONS AND BROKERAGE.

       A description is given of how securities transactions are effected and how The Prudential selects the brokers.

VI.    DETERMINATION OF NET ASSET VALUE.

       A full description is given of how the daily net asset value of each portfolio is determined.

VII.   SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST.

       A full description is given.

VIII.  DEBT RATINGS.

       A description is given of how Moody's Investors Services, Inc. and Standard & Poor's Corporation describe the creditworthiness of debt securities.

IX.    POSSIBLE REPLACEMENT OF THE SERIES FUND.

       Although it is most unlikely, it is conceivable that Pruco Life of New Jersey might wish to replace the Series Fund portfolios with other investment options. SEC approval will be needed.

X.     OTHER INFORMATION CONCERNING THE SERIES FUND.

                 Incorporation and Authorized Stock
                 Dividends, Distributions and Taxes
                 Custodian and Transfer Agent
                 Experts
                 License

       More detail is provided about these matters.

XI. DIRECTORS AND OFFICERS OF PRUCO LIFE NEW JERSEY AND MANAGEMENT OF THE SERIES FUND.

       The names and recent affiliations of Pruco Life of New Jersey's directors and executive officers are given. The same information is given for the Series Fund.

XII.   FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC.

XIII.  THE PRUDENTIAL SERIES FUND, INC. SCHEDULE OF INVESTMENTS.


                             ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus and the Statement of Additional Information do not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life of New Jersey. Its address and telephone number are on the cover of this prospectus.

                              FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life of New Jersey which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts. The financial statements of the Series Fund are in the Statement of Additional Information.

            Updated financials will be filed pursuant to Rule 485(b)

PRUvider(sm)
Variable Appreciable Life(R)
Insurance Contract














                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                       Telephone: (800) 437-4016, Ext. 46

                                     PART B

                       INFORMATION REQUIRED IN STATEMENT
                           OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION


MAY 1, 1996


THE PRUDENTIAL

SERIES FUND, INC.


The Prudential Series Fund, Inc. (the "Series Fund") is a diversified, open-end management investment company (commonly known as a "mutual fund") that is intended to provide a range of investment alternatives through its fifteen separate portfolios, each of which is, for investment purposes, in effect a separate fund. A separate class of capital stock is issued for each portfolio.


Shares of the Series Fund are currently sold only to separate accounts (the "Accounts") of The Prudential Insurance Company of America ("The Prudential") and certain other insurers to fund the benefits under variable life insurance and variable annuity contracts (the "Contracts") issued by those Companies. The Accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The Accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

NOT EVERY PORTFOLIO IS AVAILABLE UNDER ALL OF THE VARIABLE CONTRACTS. THE PROSPECTUS FOR EACH CONTRACT LISTS THE PORTFOLIOS CURRENTLY AVAILABLE UNDER THAT PARTICULAR CONTRACT.


This statement of additional information is not a prospectus and should be read in conjunction with the Series Fund's prospectus dated May 1, 1996, which is available without charge upon written request to The Prudential Series Fund, Inc., Prudential Plaza, Newark, New Jersey 07102-3777 or by telephoning (800) 445-4571.


                                    CONTENTS

                                                                                                            CROSS-REFERENCE TO
                                                                                              PAGE          PAGE IN PROSPECTUS
                                                                                              ----          ------------------
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

   GENERAL...............................................................................      1                   10
   WARRANTS..............................................................................      1
   OPTIONS ON STOCK, OPTIONS ON DEBT SECURITIES, OPTIONS ON STOCK INDICES,
      OPTIONS ON FOREIGN CURRENCIES, FUTURES CONTRACTS, AND OPTIONS ON
      FUTURES CONTRACTS..................................................................      1                   30
   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS...........................................      4                   26
   INTEREST RATE SWAPS...................................................................      6
   ILLIQUID SECURITIES...................................................................      6

INVESTMENT RESTRICTIONS..................................................................      7                   32

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES..........................................     10                   32

DETERMINATION OF NET ASSET VALUE.........................................................     11                   33

FURTHER INFORMATION ABOUT THE ZERO COUPON BOND PORTFOLIOS................................     13                   14

OTHER INFORMATION CONCERNING THE SERIES FUND
   PORTFOLIO TRANSACTIONS AND BROKERAGE..................................................     14                   37
   CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT..............................     15                   38
   EXPERTS...............................................................................     15
   LICENSES..............................................................................     16

MANAGEMENT OF THE SERIES FUND............................................................     16                   10

FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC..................................     A1

THE PRUDENTIAL SERIES FUND, INC. SCHEDULE OF INVESTMENTS.................................     B1


APPENDIX: DEBT RATINGS...................................................................     C1



                        THE PRUDENTIAL SERIES FUND, INC.
                                Prudential Plaza
                          Newark, New Jersey 07102-3777
                            Telephone: (800) 445-4571


PSF-2 Ed 5-96      Catalog No. 646674P

                       INVESTMENT OBJECTIVES AND POLICIES
                                OF THE PORTFOLIOS

GENERAL


The Prudential Series Fund, Inc. (the "Series Fund") is made up of fifteen separate portfolios: the Money Market Portfolio, the Diversified Bond Portfolio, the Government Income Portfolio, the Zero Coupon Bond Portfolios 2000 and 2005, the Conservative Balanced Portfolio, the Flexible Managed Portfolio, the High Yield Bond Portfolio, the Stock Index Portfolio, the Equity Income Portfolio, the Equity Portfolio, the Prudential Jennison Portfolio, the Small Capitalization Stock Portfolio, the Global Portfolio, and the Natural Resources Portfolio. Not every portfolio is available under all of the variable contracts. The prospectus for each Contract lists the portfolios currently available under that particular Contract. The portfolios are managed by The Prudential Insurance Company of America ("The Prudential") as discussed in INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES, page 10.

Each of the fifteen portfolios seeks to achieve a different investment objective. Accordingly, each portfolio can be expected to have different investment results and to be subject to different financial and market risks. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general, and with particular reference to debt securities, to changes in the overall level of interest rates.


The investment objectives of the Series Fund's portfolios can be found in INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS in the prospectus. The policies employed to manage the Zero Coupon Bond Portfolios are discussed in greater detail in a separate section below.

WARRANTS


The Conservative Balanced, Flexible Managed, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, and Natural Resources Portfolios may invest in warrants on common stocks. Warrants are options to buy a number of shares of stock at a predetermined price during a specified period. The risk associated with the purchase of a warrant is that the purchase price will be lost if the market price of the stock does not reach a level that justifies the exercise or sale of the warrant before it expires. From time to time, the Diversified Bond and the High Yield Bond Portfolios may invest in debt securities that are offered together with warrants but only when the debt security meets the portfolio's investment criteria and the value of the warrant is relatively very small. If the warrant later becomes valuable, it will ordinarily be sold rather than be exercised.


OPTIONS ON STOCK, OPTIONS ON DEBT SECURITIES, OPTIONS ON STOCK INDICES, OPTIONS ON FOREIGN CURRENCIES, FUTURES CONTRACTS, AND OPTIONS ON FUTURES CONTRACTS


A. ADDITIONAL INFORMATION REGARDING THE USE OF FUTURES AND OPTIONS BY THE DIVERSIFIED BOND, GOVERNMENT INCOME, CONSERVATIVE BALANCED, FLEXIBLE MANAGED, HIGH YIELD BOND, EQUITY INCOME, EQUITY, PRUDENTIAL JENNISON, SMALL CAPITALIZATION STOCK, GLOBAL, AND NATURAL RESOURCES PORTFOLIOS.


A portfolio will write only "covered" options on stock indices. A call option is covered if the portfolio holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a portfolio writes a call option on a broadly based stock market index, the portfolio will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, cash equivalents or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. If a portfolio has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, at least five "qualified securities", all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the portfolio will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when a portfolio writes a call on an index which is in-the-money at the time the call is written, the portfolio will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the

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number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") against which the portfolio has not written a stock call option and which has not been hedged by the portfolio by the sale of stock index futures. However, if the portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the portfolio in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its custodian, it will not be subject to the requirement described in this paragraph.

A put option is covered if: (1) the portfolio holds in a segregated account cash, Treasury bills or other high-grade short-term debt obligations of a value equal to the strike price times the multiplier times the number of contracts; or
(2) the portfolio holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the portfolio in cash, Treasury bills or other high-grade short-term debt obligations in a segregated account with its custodian. In instances involving the purchase of futures contracts by a portfolio, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

B. ADDITIONAL INFORMATION REGARDING THE USE OF FUTURES AND OPTIONS BY THE STOCK INDEX AND SMALL CAPITALIZATION STOCK PORTFOLIOS.

As explained in the prospectus, the Stock Index Portfolio seeks to duplicate the performance of the S&P 500 Index and the Small Capitalization Stock Portfolio seeks to duplicate the performance of the S&P SmallCap 600 Index. The portfolios will be as fully invested in the S&P Indices stocks as is feasible in light of cash flow patterns and the cash requirements for efficiently investing in a unit of the basket of stocks comprising the S&P 500 and S&P SmallCap 600 Indices, respectively. When the portfolios do have short-term investments, they may purchase stock index futures contracts in an effort to have the portfolio better mimic the performance of a fully invested portfolio. When a portfolio purchases stock index futures contracts, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of futures is unleveraged. As with the other portfolios, the Board of Directors currently intends to limit futures trading so that the Stock Index and Small Capitalization Stock Portfolios will not enter into futures contracts or related options if the aggregate initial margins and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts and options.

As an alternative to the purchase of a stock index futures contract, the portfolio may construct synthetic positions involving options on stock indices and options on stock index futures that are equivalent to such a long futures position. In particular, the portfolio may utilize "put/call combinations" as synthetic long stock index futures positions. A put/call combination is the simultaneous purchase of a call and the sale of a put with the same strike price and maturity. It is equivalent to a forward position and, if settled every day, is equivalent to a long futures position. When constructing put/call combinations, the portfolio will segregate cash or cash equivalents in a segregated account equal to the market value of the portfolio's forward position to collateralize the position and ensure that it is unleveraged.

C. RISKS OF TRANSACTIONS IN OPTIONS ON EQUITY AND DEBT SECURITIES.

A portfolio's use of options on equity or debt securities is subject to certain special risks, in addition to the risk that the market value of the security will move adversely to the portfolio's option position. An exchange-traded option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although these portfolios will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

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




Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The purchase and sale of options that result from privately negotiated transactions with broker-dealers ("OTC options") will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the portfolio originally wrote the OTC option. While the portfolios will seek to enter into OTC options only with dealers who agree to and which are expected to be able to be capable of entering into closing transactions with the portfolio, there can be no assurance that the portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the portfolio may be unable to liquidate an OTC option. The Prudential monitors the creditworthiness of dealers with whom the Series Fund enters into OTC option transactions under the Board of Directors' general supervision.

D. RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDICES.

A portfolio's purchase and sale of options on stock indices will be subject to the same risks as stock options, described in the previous section. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the portfolio. It is the policy of the portfolios to purchase or write options only on stock indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. A portfolio will not purchase or sell any index option contract unless and until, in its manager's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

There are certain special risks associated with writing calls on stock indices. Because exercises of index options are settled in cash, a call writer such as a portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot precisely provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the portfolios will follow the "cover" procedures described in item A above.

Price movements in a portfolio's equity security portfolio probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a portfolio bears the risk that the price of the securities held by the portfolio may not increase as much as the index. In such event, the portfolio would bear a loss on the call which is not completely offset by movement in the price of the portfolio's equity securities. It is also possible that the index may rise when the portfolio's securities do not rise in value. If this occurred, the portfolio would experience a loss on the call which is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of a portfolio's securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

When a portfolio has written a call, there is also a risk that the market may decline between the time the portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the portfolio is able to sell stocks in its portfolio. As with stock options, a portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the

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



portfolio would be able to deliver the underlying securities in settlement, the portfolio may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options. For example, even if an index call which a portfolio has written is "covered" by an index call held by the portfolio with the same strike price, the portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the portfolio exercises the call it holds or the time the portfolio sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

There are also certain special risks involved in purchasing put and call options on stock indices. If a portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the portfolio may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

E. RISKS OF TRANSACTIONS IN OPTIONS ON FOREIGN CURRENCY.

Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described in the prospectus under FOREIGN SECURITIES and OPTIONS ON FOREIGN CURRENCIES. In addition, the quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

F. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

There are several risks associated with a portfolio's use of futures contracts for hedging purposes. One such risk arises because of imperfect correlation between movements in the price of the futures contract and the price of the securities or currency that are the subject of the hedge. In the case of futures contracts on stock or interest rate indices, the correlation between the price of the futures contract and movements in the index might not be perfect. To compensate for differences in historical volatility, a portfolio could purchase or sell futures contracts with a greater or lesser value than the securities or currency it wished to hedge or purchase. In addition, temporary price distortions in the futures market could be caused by a variety of factors. Further, the ability of a portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract at any particular time. Further, each portfolio's successful use of futures contracts is to some extent dependent on the ability of the portfolio manager to predict correctly movements in the direction of the market, interest rates and/or currency exchange rates.

The hours of trading of futures contracts may not conform to the hours during which the portfolio may trade the underlying securities and/or currency. To the extent that the futures markets close before the securities or currency markets, significant price and rate movements can take place in the securities and/or currency markets that cannot be reflected in the futures markets.

G. RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the portfolio manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, the portfolio might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the portfolio were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the portfolio.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


As explained in the prospectus, the Conservative Balanced, Flexible Managed, Equity Income, Equity, Prudential Jennison, Global, and Natural Resources Portfolios may purchase debt and equity securities denominated in foreign currencies. To address the currency fluctuation risk that such investments entail, these portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when a portfolio's manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a portfolio to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the portfolio. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the portfolios believe that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the portfolios will thereby be served. A portfolio's custodian will place cash or liquid, high-grade equity or debt securities into a segregated account of the portfolio in an amount equal to the value of the portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the portfolio's commitments with respect to such contracts.

The portfolios generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, a portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The portfolios' dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although the portfolios value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

The High Yield Bond Portfolio may also invest up to 10% of its total assets in foreign currency denominated debt securities of foreign or domestic issuers; however, the portfolio will not engage in such investment activity unless it has been first authorized to do so by the Series Fund's Board of Directors. If the portfolio does engage in such investment activity, it may also enter into forward foreign currency exchange contracts.

INTEREST RATE SWAPS


The Diversified Bond, Government Income, and High Yield Bond Portfolios and the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may use interest rate swaps subject to the limitations set forth in the prospectus.


Interest rate swaps, in their most basic form, involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest. For example, a portfolio might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same -- to increase or decrease a portfolio's exposure to long- or short-term interest rates. For example, a portfolio may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, the portfolio's total return will be less than if the portfolio had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a portfolio could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

A portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

ILLIQUID SECURITIES

Each portfolio, other than the Money Market Portfolio, may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the portfolio has valued them. Repurchase agreements with a maturity of greater than seven days are considered illiquid.

The portfolios may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. Any such security will not be considered illiquid so long as it is determined by the adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A portfolio's treatment of Rule 144A securities as liquid could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, the adviser, acting under guidelines approved and monitored by the Board of Directors, may conditionally determine, for purposes of the 15% test, that certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 will not be considered illiquid, whether or not it may be resold under Rule 144A. To make that determination, the following conditions must be met: (1) the security must not be traded flat or in default as to principal or interest; (2) the security must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the adviser must determine that the security is of equivalent quality; and (3) the adviser must consider the trading market for the specific security, taking into account all relevant factors. The adviser will continue to monitor the liquidity of any Rule 144A security or any Section 4(2) commercial paper which has been determined to be liquid

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and, if a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure that the 15% test continues to be satisfied.

                             INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the portfolios. Restrictions 1, 3, 5, and 8-11 are fundamental and may not be changed without shareholder approval as required by the 1940 Act. Restrictions 2, 4, 6, 7, and 12 are not fundamental and may be changed by the Board of Directors without shareholder approval.

None of the portfolios will:


1. Buy or sell real estate and mortgages, although the portfolios may buy and sell securities that are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operation. Buy or sell commodities or commodities contracts, except that the Diversified Stock, Balanced, and Specialized Portfolios may purchase and sell stock index futures contracts and related options; the Fixed Income Portfolios (other than the Money Market and Zero Coupon Bond Portfolios), the Global Portfolio, and the Balanced Portfolios may purchase and sell interest rate futures contracts and related options; and all portfolios (other than the Money Market, Government Income, Zero Coupon Bond, and Small Capitalization Stock Portfolios) may purchase and sell foreign currency futures contracts and related options and forward foreign currency exchange contracts.



2. Except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

3. Acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition or reorganization.


4. Make short sales of securities or maintain a short position, except that the Diversified Bond, High Yield Bond, Government Income, Conservative Balanced and Flexible Managed Portfolios may sell securities short up to 25% of their net assets and except that the portfolios (other than the Money Market and Zero Coupon Bond Portfolios) may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.

5. Purchase securities on margin or otherwise borrow money or issue senior securities except that the Diversified Bond, High Yield Bond and Government Income Portfolios, as well as the fixed income portions of the Balanced Portfolios, may enter into reverse repurchase agreements, dollar rolls and may purchase securities on a when-issued and delayed delivery basis; except that the Money Market Portfolio and the money market portion of any portfolio may enter into reverse repurchase agreements and may purchase securities on a when-issued and delayed delivery basis; and except that the Equity, Prudential Jennison, Small Capitalization Stock, Equity Income, Natural Resources, Global, Flexible Managed and Conservative Balanced Portfolios may purchase securities on a when-issued or a delayed delivery basis. The Series Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may borrow from a bank for the account of any portfolio as a temporary measure to facilitate redemptions (but not for leveraging or investment) or to exercise an option, an amount that does not exceed 5% of the value of the portfolio's total assets (including the amount owed as a result of the borrowing) at the time the borrowing is made. Interest paid on borrowings will not be available for investment. Collateral arrangements with respect to futures contracts and options thereon and forward foreign currency exchange contracts (as permitted by restriction no. 1) are not deemed to be the issuance of a senior security or the purchase of a security on margin. Collateral arrangements with respect to the writing of the following options by the following portfolios are not deemed to be the issuance of a senior security or the purchase of a security on margin: Diversified Stock and Specialized Portfolios other than the Stock Index Portfolio (options on equity securities, stock indices, foreign currencies) and the Small Capitalization Stock Portfolio (options on equity securities, stock indices); Balanced Portfolios (options on debt securities, equity securities, stock indices, foreign currencies); Diversified Bond and High Yield Bond Portfolios (options on debt securities, foreign currencies); Government Income Portfolio (options on debt securities). Collateral arrangements entered into by the Fixed Income Portfolios (other than the Money Market and Zero Coupon Bond Portfolios) and the Balanced Portfolios with respect to interest rate swap agreements are not deemed to be the issuance of a senior security or the purchase of a security on margin.


6. Enter into reverse repurchase agreements if, as a result, the portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the Diversified Bond, High Yield Bond, and Government Income Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, may enter into reverse repurchase agreements and dollar rolls provided that the portfolio's obligations with respect to those instruments do not exceed 30% of the portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).


7. Pledge or mortgage assets, except that no more than 10% of the value of any portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

8. Lend money, except that loans of up to 10% of the value of each portfolio may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a portfolio in accordance with its investment objectives and policies.

9. Underwrite the securities of other issuers, except where the Series Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that a portfolio may make pursuant to item 8 above.

10. Make an investment unless, when considering all its other investments, 75% of the value of a portfolio's assets would consist of cash, cash items, obligations of the United States Government, its agencies or instrumentalities, and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a portfolio's assets and to not more than 10% of the issuer's outstanding voting securities held by the Series Fund as a whole. Some uncertainty exists as to whether certain of the types of bank obligations in which a portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "other securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "other securities" limits the amount a portfolio may invest in the obligations of any one bank to 5% of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation would not apply to the purchase of such obligations.


11. Purchase securities of a company in any industry if, as a result of the purchase, a portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC).



12. Invest more than 15% of its net assets in illiquid securities or invest more than 10% of its net assets in the securities of unseasoned issuers. (The Money Market Portfolio will not invest more than 10% of its net assets in illiquid securities.) For purposes of this restriction, (a) illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time; and (b) unseasoned issuers are issuers (other than U.S. Government agencies or instrumentalities) having a record, together with predecessors, of less than 3 years' continuous operation. This restriction shall not apply to mortgage-backed securities, collateralized mortgage obligations or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



The Natural Resources Portfolio will generally invest a substantial majority of its total assets in securities of natural resource companies. With respect to item 11 above, as it relates to the Natural Resources Portfolio, the following categories will be considered separate and distinct industries: integrated oil/domestic, integrated oil/international, crude oil production, natural gas production, gas pipeline, oil service, coal, forest products, paper, foods (including corn and wheat), tobacco, fertilizers, aluminum, copper, iron and steel, all other basic metals (e.g., nickel, lead), gold, silver, platinum, mining finance, plantations (e.g., edible oils), mineral sands, and diversified resources. A company will be deemed to be in a particular industry if the majority of its revenues is derived from or the majority of its assets is dedicated to one of the categories described in the preceding sentence. The Board of Directors of the Series Fund will review these industry classifications from time to time to determine whether they are reasonable under the circumstances and may change such classifications, without shareholder approval, to the extent necessary.

Certain additional non-fundamental investment policies are applicable only to the Money Market Portfolio. That portfolio will not:

     1. Invest in oil and gas interests, common stock, preferred stock, warrants or other equity securities.


     2. Write or purchase any put or call option or combination of them, except that it may purchase putable or callable securities.

     3. Invest in any security with a remaining maturity in excess of 397 days, except that securities held pursuant to repurchase agreements may have a remaining maturity of more than 397 days.


Certain additional non-fundamental investment policies are applicable only to the High Yield Bond Portfolio. That portfolio will not:

     1. Invest in any non-fixed income equity securities, including warrants, except when attached to or included in a unit with fixed income securities, but not including preferred stock.

     2. Invest more than 20% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars. The portfolio will not engage in investment activity in non-U.S. dollar denominated issues without first obtaining authorization to do so from the Series Fund's Board of Directors. See INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS, page 1.

The investments of the various portfolios are generally subject to certain additional restrictions under the laws of the State of New Jersey. In the event of future amendments to the applicable New Jersey statutes, each portfolio will comply, without the approval of the shareholders, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they stand are, in summary form, as follows:

     1. An Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

     2. The stock of a corporation may not be purchased unless: (i) the corporation has paid a cash dividend on the class of stock during each of the past 5 years preceding the time of purchase; or (ii) during the 5-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

     3. Any common stock purchased must be: (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and have market quotations available.

     4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of a portfolio would be invested in the securities of such corporation.

As a result of these currently applicable requirements of New Jersey law, which impose substantial limitations on the ability of the Series Fund to invest in the stock of companies whose securities are not publicly traded or who have not recorded a 5-year history of dividend payments or earnings sufficient to support such payments, the portfolios will not generally hold the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under items 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the portfolio.

Investment limitations also arise under the insurance laws and regulations of Arizona and may arise under the laws and regulations of other states. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios. For example, the Series Fund will generally invest no more than 10% of its assets in the obligations of banks of the foreign countries enumerated in item 2 of the Appendix to the prospectus. In addition, the Series Fund adheres to additional restrictions relating to such practices as the lending of securities, borrowing, and the purchase of put and call options, futures contracts, and derivative instruments on securities to comply with investment guidelines issued by the California Department of Insurance.


Current federal income tax laws require that the assets of each portfolio be adequately diversified so that The Prudential and other insurers with separate accounts which invest in the Series Fund, as applicable, and not the Contract owners, are considered the owners of assets held in the Accounts for federal income tax purposes. See DIVIDENDS, DISTRIBUTIONS, AND TAXES in the prospectus. The Prudential intends to maintain the assets of each portfolio pursuant to those diversification requirements.

                       INVESTMENT MANAGEMENT ARRANGEMENTS
                                  AND EXPENSES


The Prudential is the investment advisor of the Series Fund. It is the largest insurance company in the United States. The Series Fund has entered into an Investment Advisory Agreement with The Prudential under which The Prudential will, subject to the direction of the Board of Directors of the Series Fund, be responsible for the management of the Series Fund, and provide investment advice and related services to each portfolio. The Prudential has entered into a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with The Prudential's performance of its obligations under advisory agreements with clients which are registered investment companies. In addition, The Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison") under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. More detailed information about The Prudential and its role as investment advisor can be found in INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES in the prospectus.


Under the Investment Advisory Agreement, The Prudential receives an investment management fee as compensation for its services to the Series Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual portfolio.


The investment management fee for the Stock Index Portfolio is equal to an annual rate of 0.35% of the average daily net assets of the portfolio. For the Money Market, Diversified Bond, Government Income, Zero Coupon Bond, Equity Income, and Small Capitalization Stock Portfolios that fee is equal to an annual rate of 0.4% of the average daily net assets of each of the portfolios. For the Equity and Natural Resources Portfolios, the fee is equal to an annual rate of 0.45% of the average daily net assets of each of the portfolios. The fee for the Conservative Balanced and High Yield Bond Portfolios is equal to an annual rate of 0.55% of the average daily net assets of each of the portfolios. For the Flexible Managed and Prudential Jennison Portfolios, the fee is equal to an annual rate of 0.6% of the average daily net assets of the portfolio. The fee for the Global Portfolio is equal to an annual rate of 0.75% of the average daily net assets of the portfolio. Under the Service Agreement, The Prudential pays PIC a portion of the fee it receives for providing investment advisory services. The Prudential pays Jennison a portion of the fee it receives for providing investment advisory services to the Prudential Jennison Portfolio.

For the years 1995, 1994, and 1993, The Prudential received a total of $xx,xxx,xxx, $66,413,206, and $51,197,499, respectively, in investment management fees for all of the Series Fund's portfolios.


The Investment Advisory Agreement requires The Prudential to pay for maintaining any Prudential staff and personnel who perform clerical, accounting, administrative, and similar services for the Series Fund, other than investor services and any daily Series Fund accounting services. It also requires The Prudential to pay for the equipment, office space and related facilities necessary to perform these services and the fees or salaries of all officers and directors of the Series Fund who are affiliated persons of The Prudential or of any subsidiary of The Prudential.

Each portfolio pays all other expenses incurred in its individual operation and also pays a portion of the Series Fund's general administrative expenses allocated on the basis of the asset size of the respective portfolios. Expenses that will be borne directly by the portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, interest, certain taxes, charges of the Custodian and Transfer Agent, and other expenses attributable to a particular portfolio. Expenses that will be allocated among all portfolios include legal expenses, state franchise taxes, auditing services, costs of printing proxies, costs of stock certificates, Securities and Exchange Commission fees, accounting costs, the fees and expenses of directors of the Series Fund who are not affiliated persons of The Prudential or any subsidiary of The Prudential, and other expenses properly payable by the entire Series Fund. If the Series Fund is sued, litigation costs may be directly applicable to one or more portfolio or allocated on the basis of the size of the respective portfolios, depending upon the nature of the lawsuit. The Series Fund's Board of Directors has determined that this is an appropriate method of allocating expenses.


Under the Investment Advisory Agreement, The Prudential has agreed to refund to a portfolio (except the Global Portfolio) the portion of the investment management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses of that portfolio (excluding interest, taxes, and brokerage fees and commissions but including investment management fees) exceeds 0.75% of the portfolio's average daily net assets. There is no expense limitation or reimbursement provision for the Global Portfolio.

The Investment Advisory Agreement with The Prudential was most recently approved by the Series Fund's Board of Directors, including a majority of the Directors who are not interested persons of The Prudential, on March 1, 1996 with respect to all portfolios. The Investment Advisory Agreement was most recently approved by the shareholders in accordance with instructions from Contract owners at their 1989 annual meeting with respect to all portfolios except the Prudential Jennison and Small Capitalization Stock Portfolios. A Supplemental Advisory Agreement regarding the Prudential Jennison and Small Capitalization Stock Portfolios was approved by the Series Fund Board of Directors on December 20, 1994 and by the sole shareholder of the Prudential Jennison and Small Capitalization Stock Portfolios on April 5, 1995. The Investment Advisory and Supplemental Investment Advisory Agreements will continue in effect if approved annually by: (1) a majority of the non-interested persons of the Series Fund's Board of Directors; and (2) by a majority of the entire Board of Directors or by a majority vote of the shareholders of each portfolio. The required shareholder approval of the Agreements shall be effective with respect to any portfolio if a majority of the voting shares of that portfolio vote to approve the Agreements, even if the Agreements are not approved by a majority of the voting shares of any other portfolio or by a majority of the voting shares of the entire Series Fund. The Agreements provide that they may not be assigned by The Prudential and that they may be terminated upon 60 days' notice by the Series Fund's Board of Directors or by a majority vote of its shareholders. The Prudential may terminate the Agreements upon 90 days' notice.

The Service Agreement between The Prudential and PIC was most recently ratified by shareholders of the Series Fund at their 1989 annual meeting with respect to all portfolios except for the Prudential Jennison and Small Capitalization Stock Portfolios, which had not yet been established. The Service Agreement with respect to those portfolios and the Investment Subadvisory Agreement with Jennison were ratified by the sole shareholder of those portfolios, April 5, 1995. The Service Agreement between The Prudential and PIC will continue in effect as to the Series Fund for a period of more than 2 years from its execution, only so long as such continuance is specifically approved at least annually in the same manner as the Investment Advisory Agreement between The Prudential and the Series Fund. The Service Agreement may be terminated by either party upon not less than 30 days prior written notice to the other party, will terminate automatically in the event of its assignment, and will terminate automatically as to the Series Fund in the event of the assignment or termination of the Investment Advisory Agreement between The Prudential and the Series Fund. The Prudential is not relieved of its responsibility for all investment advisory services under the Investment Advisory Agreement.


The Prudential also serves as the investment advisor to several other investment companies. When investment opportunities arise that may be appropriate for more than one entity for which The Prudential serves as investment advisor, The Prudential will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which The Prudential acts as investment advisor have different investment objectives and positions, The Prudential may from time to time buy a particular security for one or more such entities while at the same time it sells such securities for another.

                        DETERMINATION OF NET ASSET VALUE

Shares in the Series Fund are currently offered continuously, without sales charge, at prices equal to the respective net asset values of the portfolios, only to the Accounts to fund benefits payable under the Contracts described in the variable life insurance and variable annuity prospectuses. The Series Fund may at some later date also offer its shares to other separate accounts of The Prudential or other insurers. The Prudential acts as principal underwriter of the Series Fund. As such, The Prudential receives no underwriting compensation from the Series Fund. The Prudential's principal business address is Prudential Plaza, Newark, New Jersey 07102-3777.


The net asset value of the shares of each portfolio is determined once daily, as of 4:15 p.m. New York City time (12:00 noon New York City time in the case of the Money Market Portfolio) on each day during which the New York Stock Exchange ("NYSE") is open for business. The NYSE is open for business Monday through Friday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event the New York Stock Exchange closes early on any business day, the net asset value of each portfolio shall be determined at a time between such closing and 4:15 p.m. New York City time. The net asset value per share of each portfolio except the Money Market Portfolio is computed by adding the sum of the value of the securities held by that portfolio plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that portfolio at such time. Expenses, including the investment management fee payable to The Prudential, are accrued daily.

In determining the net asset value of the Diversified Bond, Government Income, and High Yield Bond Portfolios, securities (other than debt obligations with remaining maturities of less than 60 days, which are valued at amortized cost) will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at securities valuations.


The net asset value of shares of the Money Market Portfolio will normally remain at $10 per share, because the net investment income of this portfolio (including realized and unrealized gains and losses on portfolio holdings) will be declared as a dividend each time the portfolio's net income is determined, see DIVIDENDS, DISTRIBUTIONS, AND TAXES, in the prospectus. If in the view of the Board of Directors of the Series Fund it is inadvisable to continue to maintain the net asset value of the Money Market Portfolio at $10 per share, the Board reserves the right to alter the procedure. The Series Fund will notify shareholders of any such alteration.


All short-term debt obligations in the Money Market Portfolio of 397 days' maturity or less are valued on an amortized cost basis. This means that each obligation will be valued initially at its purchase price and thereafter by amortizing any discount or premium uniformly to maturity, regardless of the impact of fluctuating interest rates on the market value of the obligation. This highly practical method of valuation is in widespread use and almost always results in a value that is extremely close to the actual market value. In order to continue to utilize the amortized cost method of valuation, the Money Market Portfolio may not purchase any security with a remaining maturity of more than 397 days and must maintain a dollar-weighted average portfolio maturity of 90 days or less. In the event of sizeable changes in interest rates, however, the value determined by this method may be higher or lower than the price that would be received if the obligation were sold. The Board of Directors has established procedures to determine whether, on these occasions, if any should occur, the deviation might be enough to affect the value of shares in the Money Market Portfolio by more than 1/2 of one percent, and, if it does, an appropriate adjustment will be made in the value of the obligations. The portfolio may only be invested in securities of high quality as described in detail in the Appendix to the prospectus.

The net asset value of the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, and Natural Resources Portfolios will be determined in the following manner. Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. New York City time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) and Government bonds held by the Equity Income and Natural Resources Portfolios are valued on the same basis as securities in the Diversified Bond and High Yield Bond Portfolios, as described above. Short-term debt instruments which mature in less than 60 days are valued at amortized cost. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents.


Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities, and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The value of any such securities are determined as of such times for purposes of computing a portfolio's net asset value. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. If an extraordinary event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith by the applicable portfolio manager under procedures established by and under the general supervision of the Series Fund's Board of Directors.


In determining the net asset value of each of the Balanced Portfolios, the method of valuation of a security depends on the type of investment involved. Intermediate or long-term fixed income securities are valued in the same way as such securities in the Diversified Bond Portfolio, and common stocks and convertible debt securities are valued in the same way as such securities are valued in the Equity Portfolio. Short-term debt obligations with a maturity of 12 months or less are valued on an amortized cost basis in accordance with an order obtained from the Securities and Exchange Commission. Each Balanced Portfolio must maintain a dollar-weighted average maturity for its short-term debt obligations of 120 days or less. As discussed above in connection with the Money Market Portfolio, the values determined by the amortized cost method may deviate from market value under certain circumstances. The Board of Directors has established procedures to monitor whether any material deviation occurs and, if so, will promptly consider what action, if any, should be initiated to prevent unfair results to Contract owners. The short-term portion of these portfolios may be invested only in high quality instruments, as described in the Appendix to the prospectus.

In determining the net asset value of the shares of the Zero Coupon Bond Portfolios 2000 and 2005, securities (other than debt obligations with maturities of less than 60 days, which are valued at amortized cost) will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at securities valuations.


With respect to all the portfolios which utilize such investments, options on stock and stock indices traded on national securities exchanges are valued at the average of the bid and asked prices as of the close of the respective exchange (which is currently 4:10 p.m. New York City time). Futures contracts and options thereon are valued at the last sale price at the close of the applicable commodities exchanges or board of trade (which is currently 4:15 p.m. New York City time) or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade.


Securities or assets for which market quotations are not readily available will be valued at fair value as determined by The Prudential under the direction of the Board of Directors of the Series Fund.

                          FURTHER INFORMATION ABOUT THE
                           ZERO COUPON BOND PORTFOLIOS

As stated in the prospectus, the objective of Zero Coupon Bond Portfolios 2000 and 2005 is to achieve the highest predictable compounded investment return for a specified period of time, consistent with the safety of invested capital. This discussion provides a more detailed explanation of the investment policies that will be employed to manage these portfolios.

If each Zero Coupon Bond Portfolio held only stripped securities that were obligations of the United States Government, maturing on the liquidation date, the compounded yield of the portfolio from the date of initial investment until the liquidation date could be calculated arithmetically to a high degree of accuracy. By: (i) including stripped corporate obligations and interest bearing debt securities; (ii) including securities with maturity dates within 2 years of the liquidation date; and (iii) more actively managing the portfolio, the accuracy of the predicted yield is reduced somewhat with the objective of achieving an increased yield. The reduction in accuracy is kept to an acceptably small amount, however, by an investment technique known as "immunization." By purchasing securities with maturity dates or with interest payment dates prior to the liquidation date, a risk is incurred that the payments received will not be able to be reinvested at interest rates as high as or higher than the yield initially predicted. This is known as "reinvestment risk." By including securities with maturity dates after the liquidation date, a risk is incurred that, because interest rates have increased, the market value of such securities will be lower than had been anticipated. This is known as "market risk." It is also possible, conversely, that payments received prior to the liquidation date can be reinvested at higher rates than the predicted yield and that the value of unmatured securities on the liquidation date will be greater than anticipated. Reinvestment risk and market risk are thus reciprocal in that any change in the general level of interest rates has an opposite effect on the two classes of securities described above.

The portfolios' investment advisor seeks to balance these risks by making use of the concept of "duration." A bond's duration is the average weighted period of time until receipt of all scheduled cash payments under the bond (whether principal or interest), where the weights are the present value of the amounts to be received on each payment date. Unlike the concept of a bond's "term to maturity," therefore, duration takes into account both the amount and timing of a bond's interest payments, in addition to its maturity date and yield to maturity. The duration of a zero coupon bond is the product of the face amount of the bond and the time until maturity. As applied to a portfolio of bonds, a portfolio's "duration" is the average weighted period of time until receipt of all scheduled payments, whether principal or interest, from all bonds in the portfolio.

When a portfolio's duration is equal to the length of time remaining until its liquidation date, fluctuations in the amount of income accumulated by the portfolio through reinvestment of coupon or principal payments received prior to the liquidation date (i.e., fluctuations caused by reinvestment risk) will, over the period ending on the liquidation date, be approximately equal in magnitude to, but opposite in direction from, fluctuations in the market value on the liquidation date of the portfolio's unmatured bonds (i.e., fluctuations caused by market risk). By maintaining each portfolio's duration within 1 year of the length of time remaining until its liquidation date, The Prudential believes that each portfolio's value on its liquidation date, and hence an investor's compounded investment return to that date, will largely be immunized against changes in the general level of interest rates. The success of this technique could be affected, however, by such factors as changes in the relationship between long-term and short-term interest rates and changes in the difference between the yield on corporate and Treasury securities.

The Prudential will also calculate a projected yield for each Zero Coupon Bond Portfolio. At the beginning of each week, after the net asset value of each Zero Coupon Bond Portfolio has been determined, The Prudential will calculate the compounded annual yield that will result if all securities in the portfolio are held until the liquidation date or, if earlier, until their maturity dates (with the proceeds reinvested until the liquidation date). This is the predicted yield for that date. It can also be expressed as the amount to which a premium of $10,000 is predicted to grow by the portfolio's liquidation date. Both of these numbers will be furnished upon request. Unless there is a significant change in the general level of interest rates--in which case a recalculation will be made--the predicted yield is not likely to vary materially over the course of each week.


As stated in the prospectus, as much as 30% of each portfolio's assets may be invested in zero coupon debt securities issued by United States corporations or in high grade interest bearing debt securities, provided that no more than 20% of the assets of the portfolio may be invested in interest bearing securities. The extent to which the portfolio invests in interest bearing securities may rise above 20% as the portfolio moves closer to its liquidation date since both reinvestment risk and market risk become smaller as the period to the liquidation date decreases.


                  OTHER INFORMATION CONCERNING THE SERIES FUND

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Prudential is responsible for decisions to buy and sell securities, options on securities and indices, and futures and related options for the Series Fund. The Prudential is also responsible for the selection of brokers, dealers, and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on Series Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities Incorporated, an indirect wholly-owned subsidiary of The Prudential.

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Series Fund will not deal with Prudential Securities Incorporated in any transaction in which Prudential Securities Incorporated acts as principal. Thus, it will not deal with Prudential Securities Incorporated if execution involves Prudential Securities Incorporated's acting as principal with respect to any part of the Series Fund's order.

Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities Incorporated, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act) except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Series Fund, will not significantly affect the portfolios' current ability to pursue their respective investment objectives. However, in the future it is possible that the Series Fund may under other circumstances be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation.

In placing orders for portfolio securities of the Series Fund, The Prudential is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, The Prudential will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Series Fund, The Prudential or The Prudential's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by The Prudential in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Series Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers, dealers or futures commission merchants may be used by The Prudential in providing investment management for the Series Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Prudential's policy is to pay higher commissions to brokers, other than Prudential Securities Incorporated, for particular transactions than might be charged if a different broker had been selected on occasions when, in The Prudential's opinion, this policy furthers the objective of obtaining best price and execution. The Prudential's present policy is not to permit higher commissions to be paid on Series Fund transactions in order to secure research, statistical, and investment services from brokers. The Prudential might in the future authorize the payment of such higher commissions but only with the prior concurrence of the Board of Directors of the Series Fund, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.

Subject to the above considerations, Prudential Securities Incorporated may act as a securities broker or futures commission merchant for the Series Fund. In order for Prudential Securities Incorporated to effect any portfolio transactions for the Series Fund, the commissions received by Prudential Securities Incorporated must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Prudential Securities Incorporated to receive no more than the remuneration that would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Series Fund, including a majority of the directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities Incorporated are consistent with the foregoing standard. In accordance with Rule 11a2-2(T) under the Securities Exchange Act of 1934, Prudential Securities Incorporated may not retain compensation for effecting transactions on a national securities exchange for the Series Fund unless the Series Fund has expressly authorized the retention of such compensation in a written contract executed by the Series Fund and Prudential Securities Incorporated. Rule 11a2-2(T) provides that Prudential Securities Incorporated must furnish to the Series Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities Incorporated from transactions effected for the Series Fund during the applicable period. Brokerage and futures transactions with Prudential Securities Incorporated are also subject to such fiduciary standards as may be imposed by applicable law.


For the years 1995, 1994, and 1993, the Series Fund paid a total of $xx,xxx,xxx, $11,579,886, and $9,492,283, respectively, in brokerage commissions. Of those amounts, $xxx,xxx, $560,155, and $977,695, for 1995, 1994, and 1993,
respectively, was paid out to Prudential Securities Incorporated. For 1995, the commissions paid to this affiliated broker constituted x.x% of the total commissions paid by the Series Fund for that year. Transactions through this affiliated broker accounted for x.x% of the aggregate dollar amount of transactions for the Series Fund involving the payment of commissions.


CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT


Chemical Bank, 4 New York Plaza, New York, NY 10004 is the custodian of the assets held by all the portfolios, except the Global Portfolio, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities held by these portfolios. Chemical Bank is also authorized to use the facilities of the Mortgage Backed Security Clearing Corporation (a subsidiary of the Midwest Stock Exchange) with respect to mortgage-backed securities held by any of these portfolios. Chemical Bank maintains certain financial and accounting books and records pursuant to an agreement with the Series Fund. Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, MA 02109 is the custodian of the assets of the Global Portfolio and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Series Fund. Brown Brothers employs subcustodians, who were approved by the directors of the Series Fund in accordance with regulations of the Securities and Exchange Commission, for the purpose of providing custodial service for the Global Portfolio's foreign assets held outside the United States. Morgan Guaranty Trust Company, 60 Wall Street, New York, NY 10260 is the custodian of the assets held in connection with repurchase agreements entered into by the portfolios and is authorized to use the facilities of the book-entry system of the Federal Reserve Bank. The directors of the Series Fund monitor the activities of the custodians and the subcustodians.


The Prudential is the transfer agent and dividend-disbursing agent for the Series Fund. The Prudential as transfer agent issues and redeems shares of the Series Fund and maintains records of ownership for the shareholders.

EXPERTS

The financial statements included in this statement of additional information and the FINANCIAL HIGHLIGHTS included in the Series Fund's prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, NJ 07054-0319.

LICENSES

As part of the Investment Advisory Agreement, The Prudential has granted the Series Fund a royalty-free, non-exclusive license to use the words "The Prudential" and its registered service mark of a rock representing the Rock of Gibraltar. However, The Prudential may terminate this license if The Prudential or a company controlled by it ceases to be the Series Fund's investment advisor. The Prudential may also terminate the license for any other reason upon 60 days written notice; but, in this event, the Investment Advisory Agreement shall also terminate 120 days following receipt by the Series Fund of such notice, unless a majority of the outstanding voting securities of the Series Fund vote to continue the Agreement notwithstanding termination of the license.

The Series Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to Contract owners or any member of the public regarding the advisability of investing in securities generally or in the Series Fund particularly or the ability of the S&P 500 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Series Fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index. The S&P 500 Index and the S&P SmallCap 600 Index are determined, composed and calculated by S&P without regard to the Series Fund, the Stock Index Portfolio or the Small Capitalization Stock Portfolio. S&P has no obligation to take the needs of the Series Fund or the Contract owners into consideration in determining, composing or calculating the S&P 500 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Series Fund shares or the timing of the issuance or sale of those shares or in the determination or calculation of the equation by which the shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Series Fund Shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY THE SERIES FUND, CONTRACT OWNERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                          MANAGEMENT OF THE SERIES FUND

The names of all directors and officers of the Series Fund and the principal occupation of each during the last 5 years are shown below. Unless otherwise stated, the address of each director and officer is Prudential Plaza, Newark, New Jersey 07102-3777.


MENDEL A. MELZER*, Chairman of the Board--Chief Financial Officer of the Money Management Group of The Prudential since 1995; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services; 1991 to 1993: Managing Director, The Prudential Investment Corporation; Prior to 1991: Senior Vice President, Prudential Capital Corporation.

E. MICHAEL CAULFIELD*, President and Director--Chief Executive Officer of the Money Management Group of The Prudential since 1995; 1995: Chief Executive Officer, Prudential Preferred Financial Services; 1993 to 1995: President, Prudential Preferred Financial Services; 1992 to 1993: President, Prudential Property and Casualty Insurance Company; Prior to 1992: President of Investment Services of The Prudential.


SAUL K. FENSTER, Director--President of New Jersey Institute of Technology.
Address: 323 Martin Luther King Boulevard, Newark, New Jersey 07102.

W. SCOTT McDONALD, JR., Director--Executive Vice President of Fairleigh Dickinson University since 1991: Prior to 1991: Executive Vice President of Drew University. Address: 23 Forest Road, Madison, New Jersey 07940.

JOSEPH WEBER, Director--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.


STEPHEN P. TOOLEY, Comptroller--Vice President and Comptroller of the Individual Insurance Group of The Prudential since 1995; 1993 to 1995: Vice President and Comptroller of Prudential Insurance and Financial

Services; Prior to 1993: Director, Financial Analysis of The Prudential.


THOMAS C. CASTANO, Secretary and Treasurer--Assistant General Counsel of The Prudential since 1993; Prior to 1993: Assistant General Counsel of Pruco Life Insurance Company.

No director or officer of the Series Fund who is also an officer, director or employee of The Prudential or its affiliates is entitled to any remuneration from the Series Fund for services as one of its directors or officers. Each director of the Series Fund who is not an interested person of the Series Fund will receive a fee of $2,000 per year plus $200 per portfolio for each meeting of the Board attended and will be reimbursed for all expenses incurred in connection with attendance at meetings.


*These members of the Board are interested persons of The Prudential, its affiliates or the Series Fund as defined in the 1940 Act. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Series Fund and The Prudential, must be approved by a majority of the members of the Board who are not interested persons of The Prudential, its affiliates or the Series Fund. Mr. Melzer and Mr. Caulfield, two of the five members of the Board, are interested persons of The Prudential and the Series Fund, as that term is defined in the 1940 Act, because they are officers and/or affiliated persons of The Prudential, the investment advisor to the Series Fund. Messrs. Fenster, McDonald, and Weber are not interested persons of The Prudential, its affiliates or the Series Fund. However, Mr. Fenster is President of the New Jersey Institute of Technology. The Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

                             FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.





        To be filed by Post-Effective Amendment pursuant to Rule 485(b).






                                       A1

                        THE PRUDENTIAL SERIES FUND, INC.
                             SCHEDULE OF INVESTMENTS





        To be filed by Post-Effective Amendment pursuant to Rule 485(b).






                                       B1

                                                                       APPENDIX

                                  DEBT RATINGS

Moody's Investors Services, Inc. describes its categories of corporate debt securities and its "Prime-1" and "Prime-2" commercial paper as follows:

Bonds:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Commercial paper:

o Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

--Leading market positions in well-established industries.

--High rates of return of funds employed.

--Conservative capitalization structures with moderate reliance on debt and ample asset protection.

--Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

--Well established access to a range of financial markets and assured sources of alternate liquidity.

o Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                       C1

Standard & Poor's Corporation describes its grades of corporate debt securities and its "A" commercial paper as follows:

Bonds:

AAA Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

AA Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long term money market.

A Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB The BBB, or medium grade category, is borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

BB-B-CCC-CC

          Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper: Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long term senior debt rating is "A" or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

                                       C2

THE PRUDENTIAL
SERIES FUND, INC.









                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                Prudential Plaza
                          Newark, New Jersey 07102-3777
                            Telephone: (800) 445-4571

STATEMENT OF ADDITIONAL INFORMATION
May 1, 1996



THE PRUDENTIAL

SERIES FUND, INC.
THIS STATEMENT OF ADDITIONAL INFORMATION IS FOR USE ONLY WITH THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24.


The Prudential Series Fund, Inc. (the "Series Fund") is a diversified, open-end management investment company (commonly known as a "mutual fund") that is intended to provide a range of investment alternatives through its fifteen separate portfolios, each of which is, for investment purposes, in effect a separate fund. A separate class of capital stock is issued for each portfolio.


Shares of the Series Fund are currently sold only to separate accounts (the "Accounts") of The Prudential Insurance Company of America ("The Prudential") and certain other insurers to fund the benefits under variable life insurance and variable annuity contracts (the "Contracts") issued by those Companies. The Accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The Accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.


Unless otherwise indicated, this statement of additional information provides information only with respect to the seven portfolios of the Series Fund currently available to The Prudential Variable Contract Account-24.


           ----------------------------------------------------------


This statement of additional information is not a prospectus and should be read in conjunction with the Series Fund's prospectus dated May 1, 1996 that is for use with The Prudential Variable Contract Account-24, which is available without charge upon written request to The Prudential Insurance Company of America, c/o Prudential Defined Contribution Services, 30 Scranton Office Park, Moosic, Pennsylvania 18507-1789, or by telephoning 1 (800) 458-6333.

           ----------------------------------------------------------



                                    CONTENTS



                                                                                                         Cross-Reference to
                                                                                           Page          Page in Prospectus
                                                                                           ----          ------------------
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS
   General...............................................................................      1                    5
   Warrants..............................................................................      1
   Options on Stock, Options on Debt Securities, Options on Stock Indices,
      Options on Foreign Currencies, Futures Contracts, and Options on
      Futures Contracts..................................................................      1                   15
   Forward Foreign Currency Exchange Contracts...........................................      4                   14
   Interest Rate Swaps...................................................................      5
   Illiquid Securities...................................................................      6


INVESTMENT RESTRICTIONS..................................................................      6                   20


INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES..........................................      9                   21


DETERMINATION OF NET ASSET VALUE.........................................................     10                   22


OTHER INFORMATION CONCERNING THE SERIES FUND
   Portfolio Transactions and Brokerage..................................................     11                   25
   Custodian, Transfer Agent, and Dividend Disbursing Agent..............................     13                   25
   Experts...............................................................................     13
   Licenses..............................................................................     13


MANAGEMENT OF THE SERIES FUND............................................................     14                    5



FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC..................................     A1


THE PRUDENTIAL SERIES FUND, INC. SCHEDULE OF INVESTMENTS.................................     B1


APPENDIX: DEBT RATINGS...................................................................     C1



                        The Prudential Series Fund, Inc.
                                Prudential Plaza
                          Newark, New Jersey 07102-3777
                            Telephone: (800) 445-4571


PSF-2A Ed 5-96

                       INVESTMENT OBJECTIVES AND POLICIES
                                OF THE PORTFOLIOS

General



The Prudential Variable Contract Account-24 may currently invest in seven portfolios of The Prudential Series Fund, Inc. (the "Series Fund"): the Diversified Bond Portfolio, the Government Income Portfolio, the Conservative Balanced Portfolio, the Flexible Managed Portfolio, the Stock Index Portfolio, the Equity Portfolio, and the Global Portfolio. The portfolios are managed by The Prudential Insurance Company of America ("The Prudential") as discussed in INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES, page 9.



Each of the portfolios seeks to achieve a different investment objective. Accordingly, each portfolio can be expected to have different investment results and to be subject to different financial and market risks. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general, and with particular reference to debt securities, to changes in the overall level of interest rates.


The investment objective of each of the Series Fund's seven portfolios currently available to The Prudential Variable Contract Account-24 can be found in INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS in the prospectus.


Warrants



The Conservative Balanced, Flexible Managed, Equity, and Global Portfolios may invest in warrants on common stocks. Warrants are options to buy a number of shares of stock at a predetermined price during a specified period. The risk associated with the purchase of a warrant is that the purchase price will be lost if the market price of the stock does not reach a level that justifies the exercise or sale of the warrant before it expires. From time to time, the Diversified Bond Portfolio may invest in debt securities that are offered together with warrants but only when the debt security meets the portfolio's investment criteria and the value of the warrant is relatively very small. If the warrant later becomes valuable, it will ordinarily be sold rather than be exercised.



Options on Stock, Options on Debt Securities, Options on Stock Indices, Options on Foreign Currencies, Futures Contracts, and Options on Futures Contracts



A. Additional Information Regarding the Use of Futures and Options by the Diversified Bond, Government Income, Conservative Balanced, Flexible Managed, Equity, and Global Portfolios.



A portfolio will write only "covered" options on stock indices. A call option is covered if the portfolio holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a portfolio writes a call option on a broadly based stock market index, the portfolio will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, cash equivalents or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. If a portfolio has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, at least five "qualified securities", all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the portfolio will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when a portfolio writes a call on an index which is in-the-money at the time the call is written, the portfolio will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") against which the portfolio has not written a stock call option and which has not been hedged by the portfolio by the sale of stock index futures. However, if the portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the portfolio in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its custodian, it will not be subject to the requirement described in this paragraph.


A put option is covered if: (1) the portfolio holds in a segregated account cash, Treasury bills or other high-grade short-term debt obligations of a value equal to the strike price times the multiplier times the number of contracts; or
(2) the portfolio holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the portfolio in cash, Treasury bills or other high-grade short-term debt obligations in a segregated account with its custodian. In instances involving the purchase of futures contracts by a portfolio, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.


B. Additional Information Regarding the Use of Futures and Options by the Stock Index Portfolio.


As explained in the prospectus, the Stock Index Portfolio seeks to duplicate the performance of the S&P 500 Index. The portfolio will be as fully invested in the S&P 500 Index stocks as is feasible in light of cash flow patterns and the cash requirements for efficiently investing in a unit of the basket of stocks comprising the S&P 500 Index. When the portfolio does have short-term investments, it may purchase stock index futures contracts in an effort to have the portfolio better mimic the performance of a fully invested portfolio. When the portfolio purchases stock index futures contracts, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of futures is unleveraged. As with the other portfolios, the Board of Directors currently intends to limit futures trading so that the Stock Index Portfolio will not enter into futures contracts or related options if the aggregate initial margins and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts and options.


As an alternative to the purchase of a stock index futures contract, the portfolio may construct synthetic positions involving options on stock indices and options on stock index futures that are equivalent to such a long futures position. In particular, the portfolio may utilize "put/call combinations" as synthetic long stock index futures positions. A put/call combination is the simultaneous purchase of a call and the sale of a put with the same strike price and maturity. It is equivalent to a forward position and, if settled every day, is equivalent to a long futures position. When constructing put/call combinations, the portfolio will segregate cash or cash equivalents in a segregated account equal to the market value of the portfolio's forward position to collateralize the position and ensure that it is unleveraged.


C. Risks of Transactions in Options on Equity and Debt Securities.


A portfolio's use of options on equity or debt securities is subject to certain special risks, in addition to the risk that the market value of the security will move adversely to the portfolio's option position. An exchange-traded option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although these portfolios will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.


Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


The purchase and sale of options that result from privately negotiated transactions with broker-dealers ("OTC options") will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the portfolio originally wrote the OTC option. While the portfolios will seek to enter into OTC options only with dealers who agree to and which are expected to be able to be capable of entering into closing transactions with the portfolio, there can be no assurance that the portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the portfolio may be unable to liquidate an OTC option. The Prudential monitors the creditworthiness of dealers with whom the Series Fund enters into OTC option transactions under the Board of Directors' general supervision.


D. Risks of Transactions in Options on Stock Indices.


A portfolio's purchase and sale of options on stock indices will be subject to the same risks as stock options, described in the previous section. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the portfolio. It is the policy of the portfolios to purchase or write options only on stock indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.


The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. A portfolio will not purchase or sell any index option contract unless and until, in its manager's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.


There are certain special risks associated with writing calls on stock indices. Because exercises of index options are settled in cash, a call writer such as a portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot precisely provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the portfolios will follow the "cover" procedures described in item A above.


Price movements in a portfolio's equity security portfolio probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a portfolio bears the risk that the price of the securities held by the portfolio may not increase as much as the index. In such event, the portfolio would bear a loss on the call which is not completely offset by movement in the price of the portfolio's equity securities. It is also possible that the index may rise when the portfolio's securities do not rise in value. If this occurred, the portfolio would experience a loss on the call which is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of a portfolio's securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.


When a portfolio has written a call, there is also a risk that the market may decline between the time the portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the portfolio is able to sell stocks in its portfolio. As with stock options, a portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the portfolio would be able to deliver the underlying securities in settlement, the portfolio may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options. For example, even if an index call which a portfolio has written is "covered" by an index call held by the portfolio with the same strike price, the portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the portfolio exercises the call it holds or the time the portfolio sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

There are also certain special risks involved in purchasing put and call options on stock indices. If a portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the portfolio may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


E. Risks of Transactions in Options on Foreign Currency.


Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described in the prospectus under Foreign Securities and Options on Foreign Currencies. In addition, the quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.


F. Risks of Transactions in Futures Contracts.


There are several risks associated with a portfolio's use of futures contracts for hedging purposes. One such risk arises because of imperfect correlation between movements in the price of the futures contract and the price of the securities or currency that are the subject of the hedge. In the case of futures contracts on stock or interest rate indices, the correlation between the price of the futures contract and movements in the index might not be perfect. To compensate for differences in historical volatility, a portfolio could purchase or sell futures contracts with a greater or lesser value than the securities or currency it wished to hedge or purchase. In addition, temporary price distortions in the futures market could be caused by a variety of factors. Further, the ability of a portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract at any particular time. Further, each portfolio's successful use of futures contracts is to some extent dependent on the ability of the portfolio manager to predict correctly movements in the direction of the market, interest rates and/or currency exchange rates.


The hours of trading of futures contracts may not conform to the hours during which the portfolio may trade the underlying securities and/or currency. To the extent that the futures markets close before the securities or currency markets, significant price and rate movements can take place in the securities and/or currency markets that cannot be reflected in the futures markets.


G. Risks of Transactions in Options on Futures Contracts.


Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the portfolio manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, the portfolio might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the portfolio were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the portfolio.


Forward Foreign Currency Exchange Contracts



As explained in the prospectus,  the Conservative  Balanced,  Flexible  Managed,
Equity, and Global Portfolios may purchase debt and equity securities denominated in foreign currencies. To address the currency fluctuation risk that such investments entail, these portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when a portfolio's manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a portfolio to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the portfolio. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the portfolios believe that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the portfolios will thereby be served. A portfolio's custodian will place cash or liquid, high-grade equity or debt securities into a segregated account of the portfolio in an amount equal to the value of the portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the portfolio's commitments with respect to such contracts.


The portfolios generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, a portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.


It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.


If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


The portfolios' dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.


Although the portfolios value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.


Interest Rate Swaps



The Diversified Bond and Government Income Portfolios and the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may use interest rate swaps subject to the limitations set forth in the prospectus.



Interest rate swaps, in their most basic form, involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest. For example, a portfolio might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same - to increase or decrease a portfolio's exposure to long- or short-term interest rates. For example, a portfolio may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date.


The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, the portfolio's total return will be less than if the portfolio had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a portfolio could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.


A portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.


Illiquid Securities


Each portfolio available to The Prudential Variable Contract Account-24 may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the portfolio has valued them. Repurchase agreements with a maturity of greater than seven days are considered illiquid.


The portfolios may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. Any such security will not be considered illiquid so long as it is determined by the adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A portfolio's treatment of Rule 144A securities as liquid could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, the adviser, acting under guidelines approved and monitored by the Board of Directors, may conditionally determine, for purposed of the 15% test, that certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 will not be considered illiquid, whether or not it may be resold under Rule 144A. To make that determination, the following conditions must be met: (1) the security must not be traded flat or in default as to principal or interest; (2) the security must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the adviser must determine that the security is of equivalent quality; and (3) the adviser must consider the trading market for the specific security, taking into account all relevant factors. The adviser will continue to monitor the liquidity of any Rule 144A security or any Section 4(2) commercial paper which has been determined to be liquid and, if a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure that the 15% test continues to be satisfied.

                             INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the portfolios. Restrictions 1, 3, 5, and 8-11 are fundamental and may not be changed without shareholder approval as required by the 1940 Act. Restrictions 2, 4, 6, 7, and 12 are not fundamental and may be changed by the Board of Directors without shareholder approval.


None of the portfolios available to The Prudential Variable Contract Account-24 will:



  1. Buy or sell real estate and mortgages, although the portfolios may buy and sell securities that are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operation. Buy or sell commodities or commodities contracts, except that the Diversified Stock and Balanced Portfolios may purchase and sell stock index futures contracts and related options; the Fixed Income Portfolios, the Global Portfolio, and the Balanced Portfolios may purchase and sell interest rate futures contracts and related options; and all portfolios (other than the Government Income Portfolio) may purchase and sell foreign currency futures contracts and related options and forward foreign currency exchange contracts.

  2. Except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.


  3. Acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition or reorganization.



  4. Make short sales of securities or maintain a short position, except that the Diversified Bond, Government Income, Conservative Balanced and Flexible Managed Portfolios may sell securities short up to 25% of their net assets and except that the portfolios make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.


  5. Purchase securities on margin or otherwise borrow money or issue senior securities except that the Diversified Bond and Government Income
      Portfolios, as well as the fixed income portions of the Balanced Portfolios, may enter into reverse repurchase agreements, dollar rolls and may purchase securities on a when-issued and delayed delivery basis; except that the money market portion of any portfolio may enter into reverse repurchase agreements and may purchase securities on a when-issued and delayed delivery basis; and except that the Equity, Global, Flexible Managed and Conservative Balanced Portfolios may purchase securities on a when-issued or a delayed delivery basis. The Series Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may borrow from a bank for the account of any portfolio as a temporary measure to facilitate redemptions (but not for leveraging or investment) or to exercise an option, an amount that does not exceed 5% of the value of the portfolio's total assets (including the amount owed as a result of the borrowing) at the time the borrowing is made. Interest paid on borrowings will not be available for investment. Collateral arrangements with respect to futures contracts and options thereon and forward foreign currency exchange contracts (as permitted by restriction no. 1) are not deemed to be the issuance of a senior security or the purchase of a security on margin. Collateral arrangements with respect to the writing of the following options by the following portfolios are not deemed to be the issuance of a senior security or the purchase of a security on margin: Diversified Stock Portfolios other than the Stock Index Portfolio (options on equity securities, stock indices, foreign currencies); Stock Index Portfolio (options on stock indices); Balanced Portfolios (options on debt securities, equity securities, stock indices, foreign currencies); Diversified Bond Portfolio (options on debt securities, foreign currencies); Government Income Portfolio (options on debt securities). Collateral arrangements entered into by the Fixed Income Portfolios and the Balanced Portfolios with respect to interest rate swap agreements are not deemed to be the issuance of a senior security or the purchase of a security on margin.


  6. Enter into reverse repurchase agreements if, as a result, the portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the Diversified Bond and Government Income Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, may enter into reverse repurchase agreements and dollar rolls provided that the portfolio's obligations with respect to those instruments do not exceed 30% of the portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).



  7. Pledge or mortgage assets, except that no more than 10% of the value of any portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.


  8. Lend money, except that loans of up to 10% of the value of each portfolio may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a portfolio in accordance with its investment objectives and policies.


  9. Underwrite the securities of other issuers, except where the Series Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that a portfolio may make pursuant to item 8 above.

 10. Make an investment unless, when considering all its other investments, 75% of the value of a portfolio's assets would consist of cash, cash items, obligations of the United States Government, its agencies or instrumentalities, and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a portfolio's assets and to not more than 10% of the issuer's outstanding voting securities held by the Series Fund as a whole. Some uncertainty exists as to whether certain of the types of bank obligations in which a portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "other securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "other securities" limits the amount a portfolio may invest in the obligations of any one bank to 5% of its total assets. If there is an authoritative decision that any of these obligations are not
      "securities" for purposes of this diversification test, this limitation would not apply to the purchase of such obligations.


 11. Purchase securities of a company in any industry if, as a result of the purchase, a portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940
      Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC).



 12. Invest more than 15% of its net assets in illiquid securities or invest more than 10% of its net assets in the securities of unseasoned issuers. For purposes of this restriction, (a) illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time: and (b) unseasoned issuers are issuers (other than U.S. Government agencies or instrumentalities) having a record, together with predecessors, of less than 3 years' continuous operation. This restriction shall not apply to mortgage-backed securities, collateralized mortgage obligations or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



The investments of the various portfolios currently available to The Prudential Variable Contract Account-24 are generally subject to certain additional restrictions under the laws of the State of New Jersey. In the event of future amendments to the applicable New Jersey statutes, each of these portfolios will comply, without the approval of the shareholders, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they stand are, in summary form, as follows:


  1. An Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.


  2. The stock of a corporation may not be purchased unless: (i) the corporation has paid a cash dividend on the class of stock during each of the past 5 years preceding the time of purchase; or (ii) during the 5-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.


  3. Any common stock purchased must be: (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and have market quotations available.


  4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of a portfolio would be invested in the securities of such corporation.


As a result of these currently applicable requirements of New Jersey law, which impose substantial limitations on the ability of the Series Fund to invest in the stock of companies whose securities are not publicly traded or who have not recorded a 5-year history of dividend payments or earnings sufficient to support such payments, the portfolios will not generally hold the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under items 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the portfolio.

Investment limitations also arise under the insurance laws and regulations of Arizona and may arise under the laws and regulations of other states. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios. For example, the Series Fund will generally invest no more than 10% of its assets in the obligations of banks of the foreign countries enumerated in item 2 of the Appendix to the prospectus. In addition, the Series Fund adheres to additional restrictions relating to such practices as the lending of securities, borrowing, and the purchase of put and call options, futures contracts, and derivative instruments on securities to comply with investment guidelines issued by the California Department of Insurance.



Current federal income tax laws require that the assets of each portfolio be adequately diversified so that The Prudential and other insurers with separate accounts which invest in the Series Fund, as applicable, and not the Contract owners, are considered the owners of assets held in the Accounts for federal income tax purposes. See DIVIDENDS, DISTRIBUTIONS, AND TAXES in the prospectus. The Prudential intends to maintain the assets of each portfolio pursuant to those diversification requirements.

                       INVESTMENT MANAGEMENT ARRANGEMENTS
                                  AND EXPENSES

The Prudential is the investment advisor of the Series Fund. It is the largest insurance company in the United States. The Series Fund has entered into an Investment Advisory Agreement with The Prudential under which The Prudential will, subject to the direction of the Board of Directors of the Series Fund, be responsible for the management of the Series Fund, and provide investment advice and related services to each portfolio. The Prudential has entered into a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with The Prudential's performance of its obligations under advisory agreements with clients which are registered investment companies. More detailed information about The Prudential and its role as investment advisor can be found in INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES in the prospectus.


Under the Investment Advisory Agreement, The Prudential receives an investment management fee as compensation for its services to the Series Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual portfolio.



The investment management fee for the Stock Index Portfolio is equal to an annual rate of 0.35% of the average daily net assets of the portfolio. For the Diversified Bond and Government Income Portfolios that fee is equal to an annual rate of 0.4% of the average daily net assets of each of the portfolios. For the Equity Portfolio, the fee is equal to an annual rate of 0.45% of the average daily net assets of the portfolio. The fee for the Conservative Balanced Portfolio is equal to an annual rate of 0.55% of the average daily net assets of the portfolio. For the Flexible Managed Portfolio, the fee is equal to an annual rate of 0.6% of the average daily net assets of the portfolio. The fee for the Global Portfolio is equal to an annual rate of 0.75% of the average daily net assets of the portfolio. Under the Service Agreement, The Prudential pays PIC a portion of the fee it receives for providing investment advisory services.


For the  years  1995,  1994,  and  1993,  The  Prudential  received  a total  of
$xx,xxx,xxx,   $66,413,206,   and  $51,197,499,   respectively,   in  investment
management fees for all of the Series Fund's portfolios.



The Investment Advisory Agreement requires The Prudential to pay for maintaining any Prudential staff and personnel who perform clerical, accounting, administrative, and similar services for the Series Fund, other than investor services and any daily Series Fund accounting services. It also requires The Prudential to pay for the equipment, office space and related facilities necessary to perform these services and the fees or salaries of all officers and directors of the Series Fund who are affiliated persons of The Prudential or of any subsidiary of The Prudential.


Each portfolio pays all other expenses incurred in its individual operation and also pays a portion of the Series Fund's general administrative expenses allocated on the basis of the asset size of the respective portfolios. Expenses that will be borne directly by the portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, interest, certain taxes, charges of the Custodian and Transfer Agent, and other expenses attributable to a particular portfolio. Expenses that will be allocated among all portfolios include legal expenses, state franchise taxes, auditing services, costs of printing proxies, costs of stock certificates, Securities and Exchange Commission fees, accounting costs, the fees and expenses of directors of the Series Fund who are not affiliated persons of The Prudential or any subsidiary of The Prudential, and other expenses properly payable by the entire Series Fund. If the Series Fund is sued, litigation costs may be directly applicable to one or more portfolio or allocated on the basis of the size of the respective portfolios, depending upon the nature of the lawsuit. The Series Fund's Board of Directors has determined that this is an appropriate method of allocating expenses.



Under the Investment Advisory Agreement, The Prudential has agreed to refund to a portfolio (except the Global Portfolio) the portion of the investment management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses of that portfolio (excluding interest, taxes, and brokerage fees and commissions but including investment management fees) exceeds 0.75% of the portfolio's average daily net assets. There is no expense limitation or reimbursement provision for the Global Portfolio.


The Investment Advisory Agreement with The Prudential was most recently approved by the Series Fund's Board of Directors, including a majority of the Directors who are not interested persons of The Prudential, on March 1, 1996 with respect to all portfolios available to The Prudential Variable Contract Account-24. The Investment Advisory Agreement was most recently approved by the shareholders in accordance with instructions from Contract owners and Participants at their 1989 annual meeting with respect to all portfolios available to The Prudential Variable Contract Account-24. The Agreement will continue in effect if approved annually by: (1) a majority of the non-interested persons of the Series Fund's Board of Directors; and (2) by a majority of the entire Board of Directors or by a majority vote of the shareholders of each portfolio. The required shareholder approval of the Agreement shall be effective with respect to any portfolio if a majority of the voting shares of that portfolio vote to approve the Agreement, even if the Agreement is not approved by a majority of the voting shares of any other portfolio or by a majority of the voting shares of the entire Series Fund. The Agreement provides that it may not be assigned by The Prudential and that it may be terminated upon 60 days' notice by the Series Fund's Board of Directors or by a majority vote of its shareholders. The Prudential may terminate the Agreement upon 90 days' notice.



The Service Agreement between The Prudential and PIC was most recently ratified by shareholders of the Series Fund at their 1989 annual meeting with respect to all portfolios available to The Prudential Variable Contract Account-24. The Service Agreement between The Prudential and PIC will continue in effect as to the Series Fund for a period of more than 2 years from its execution, only so long as such continuance is specifically approved at least annually in the same manner as the Investment Advisory Agreement between The Prudential and the Series Fund. The Service Agreement may be terminated by either party upon not less than 30 days prior written notice to the other party, will terminate automatically in the event of its assignment, and will terminate automatically as to the Series Fund in the event of the assignment or termination of the Investment Advisory Agreement between The Prudential and the Series Fund. The Prudential is not relieved of its responsibility for all investment advisory services under the Investment Advisory Agreement.


The Prudential also serves as the investment advisor to several other investment companies. When investment opportunities arise that may be appropriate for more than one entity for which The Prudential serves as investment advisor, The Prudential will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which The Prudential acts as investment advisor have different investment objectives and positions, The Prudential may from time to time buy a particular security for one or more such entities while at the same time it sells such securities for another.

                        DETERMINATION OF NET ASSET VALUE

Shares in the Series Fund are currently offered continuously, without sales charge, at prices equal to the respective net asset values of the portfolios, only to the Accounts to fund benefits payable under the Contracts described in the variable life insurance and variable annuity prospectuses. The Series Fund may at some later date also offer its shares to other separate accounts of The Prudential or other insurers. The Prudential acts as principal underwriter of the Series Fund. As such, The Prudential receives no underwriting compensation from the Series Fund. The Prudential's principal business address is Prudential Plaza, Newark, New Jersey 07102-3777.



The net asset value of the shares of each portfolio is determined once daily, as of 4:15 p.m. New York City time on each day during which the New York Stock Exchange ("NYSE") is open for business. The NYSE is open for business Monday through Friday except for the days on which the following holidays are observed:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event the New York Stock Exchange closes early on any business day, the net asset value of each portfolio shall be determined at a time between such closing and 4:15 p.m. New York City time. The net asset value per share of each portfolio available to The Prudential Variable Contract Account-24 is computed by adding the sum of the value of the securities held by that portfolio plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that portfolio at such time. Expenses, including the investment management fee payable to The Prudential, are accrued daily.

In determining the net asset value of the Diversified Bond and Government Income Portfolios, securities (other than debt obligations with remaining maturities of less than 60 days, which are valued at amortized cost) will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at securities valuations.


The net asset value of the Stock Index, Equity, and Global Portfolios will be determined in the following manner. Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. New York City time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the- counter, are valued at the mean between the most recently quoted bid and asked prices. Short-term debt instruments which mature in less than 60 days are valued at amortized cost. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents.



Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities, and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The value of any such securities are determined as of such times for purposes of computing a portfolio's net asset value. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. If an extraordinary event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith by the applicable portfolio manager under procedures established by and under the general supervision of the Series Fund's Board of Directors.



In determining the net asset value of each of the Balanced Portfolios, the method of valuation of a security depends on the type of investment involved. Intermediate or long-term fixed income securities are valued in the same way as such securities in the Diversified Bond Portfolio, and common stocks and convertible debt securities are valued in the same way as such securities are valued in the Equity Portfolio. Short-term debt obligations with a maturity of 12 months or less are valued on an amortized cost basis in accordance with an order obtained from the Securities and Exchange Commission. Each Balanced
Portfolio must maintain a dollar-weighted average maturity for its short-term debt obligations of 120 days or less. The values determined by the amortized cost method may deviate from market value under certain circumstances. The Board of Directors has established procedures to monitor whether any material deviation occurs and, if so, will promptly consider what action, if any, should be initiated to prevent unfair results to Contract owners. The short-term portion of these portfolios may be invested only in high quality instruments, as described in the Appendix to the prospectus.


With respect to all the portfolios which utilize such investments, options on stock and stock indices traded on national securities exchanges are valued at the average of the bid and asked prices as of the close of the respective exchange (which is currently 4:10 p.m. New York City time). Futures contracts and options thereon are valued at the last sale price at the close of the applicable commodities exchanges or board of trade (which is currently 4:15 p.m. New York City time) or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade.



Securities or assets for which market quotations are not readily available will be valued at fair value as determined by The Prudential under the direction of the Board of Directors of the Series Fund.

                  OTHER INFORMATION CONCERNING THE SERIES FUND

Portfolio Transactions and Brokerage


The Prudential is responsible for decisions to buy and sell securities, options on securities and indices, and futures and related options for the Series Fund. The Prudential is also responsible for the selection of brokers, dealers, and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on Series Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities Incorporated, an indirect wholly-owned subsidiary of The Prudential.


Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Series Fund will not deal with Prudential Securities Incorporated in any transaction in which Prudential Securities Incorporated acts as principal. Thus, it will not deal with Prudential Securities Incorporated if execution involves Prudential Securities Incorporated's acting as principal with respect to any part of the Series Fund's order.


Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities Incorporated, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act) except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Series Fund, will not significantly affect the portfolios' current ability to pursue their respective investment objectives. However, in the future it is possible that the Series Fund may under other circumstances be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation.


In placing orders for portfolio securities of the Series Fund, The Prudential is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, The Prudential will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Series Fund, The Prudential or The Prudential's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by The Prudential in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Series Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers, dealers or futures commission merchants may be used by The Prudential in providing investment management for the Series Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Prudential's policy is to pay higher commissions to brokers, other than Prudential Securities Incorporated, for particular transactions than might be charged if a different broker had been selected on occasions when, in The Prudential's opinion, this policy furthers the objective of obtaining best price and execution. The Prudential's present policy is not to permit higher commissions to be paid on Series Fund transactions in order to secure research, statistical, and investment services from brokers. The Prudential might in the future authorize the payment of such higher commissions but only with the prior concurrence of the Board of Directors of the Series Fund, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.


Subject to the above considerations, Prudential Securities Incorporated may act as a securities broker or futures commission merchant for the Series Fund. In order for Prudential Securities Incorporated to effect any portfolio transactions for the Series Fund, the commissions received by Prudential Securities Incorporated must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Prudential Securities Incorporated to receive no more than the remuneration that would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Series Fund, including a majority of the directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities Incorporated are consistent with the foregoing standard. In accordance with Rule 11a2-2(T) under the Securities Exchange Act of 1934, Prudential Securities Incorporated may not retain compensation for effecting transactions on a national securities exchange for the Series Fund unless the Series Fund has expressly authorized the retention of such compensation in a written contract executed by the Series Fund and Prudential Securities Incorporated. Rule 11a2-2(T) provides that Prudential Securities Incorporated must furnish to the Series Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities Incorporated from transactions effected for the Series Fund during the applicable period. Brokerage and futures transactions with Prudential Securities Incorporated are also subject to such fiduciary standards as may be imposed by applicable law.



For the years 1995, 1994, and 1993, the Series Fund paid a total of $xx,xxx,xxx, $11,579,886, and $9,492,283, respectively, in brokerage commissions. Of those amounts, $xxx,xxx, $560,155, and $977,695, for 1995, 1994, and 1993,
respectively, was paid out to Prudential Securities Incorporated. For 1995, the commissions paid to this affiliated broker constituted x.x% of the total commissions paid by the Series Fund for that year. Transactions through this affiliated broker accounted for x.x% of the aggregate dollar amount of transactions for the Series Fund involving the payment of commissions. These figures do include all of the Series Fund's portfolios, including portfolios not available to The Prudential Variable Contract Account-24.

Custodian, Transfer Agent, and Dividend Disbursing Agent


Chemical Bank, 4 New York Plaza, New York, NY 10004 is the custodian of the assets held by all the portfolios, except the Global Portfolio, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities held by these portfolios. Chemical Bank is also authorized to use the facilities of the Mortgage Backed Security Clearing Corporation (a subsidiary of the Midwest Stock Exchange) with respect to mortgage-backed securities held by any of these portfolios. Chemical Bank maintains certain financial and accounting books and records pursuant to an agreement with the Series Fund. Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, MA 02109 is the custodian of the assets of the Global Portfolio and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Series Fund. Brown Brothers employs subcustodians, who were approved by the directors of the Series Fund in accordance with regulations of the Securities and Exchange Commission, for the purpose of providing custodial service for the Global Portfolio's foreign assets held outside the United States. Morgan Guaranty Trust Company, 60 Wall Street, New York, NY 10260 is the custodian of the assets held in connection with repurchase agreements entered into by the portfolios and is authorized to use the facilities of the book-entry system of the Federal Reserve Bank. The directors of the Series Fund monitor the activities of the custodians and the subcustodians.


The Prudential is the transfer agent and dividend-disbursing agent for the Series Fund. The Prudential as transfer agent issues and redeems shares of the Series Fund and maintains records of ownership for the shareholders.


Experts


The financial statements included in this statement of additional information and the FINANCIAL HIGHLIGHTS included in the Series Fund's prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, NJ 07054-0319.


Licenses


As part of the Investment Advisory Agreement, The Prudential has granted the Series Fund a royalty-free, non-exclusive license to use the words "The Prudential" and its registered service mark of a rock representing the Rock of Gibraltar. However, The Prudential may terminate this license if The Prudential or a company controlled by it ceases to be the Series Fund's investment advisor. The Prudential may also terminate the license for any other reason upon 60 days written notice; but, in this event, the Investment Advisory Agreement shall also terminate 120 days following receipt by the Series Fund of such notice, unless a majority of the outstanding voting securities of the Series Fund vote to continue the Agreement notwithstanding termination of the license.


The Series Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to Contract owners or any member of the public regarding the advisability of investing in securities generally or in the Series Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Series Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Series Fund or the Stock Index Portfolio. S&P has no obligation to take the needs of the Series Fund or the Contract owners into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Series Fund shares or the timing of the issuance or sale of those shares or in the determination or calculation of the equation by which the shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Series Fund Shares.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY THE SERIES FUND, CONTRACT OWNERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                          MANAGEMENT OF THE SERIES FUND

The names of all directors and officers of the Series Fund and the principal occupation of each during the last 5 years are shown below. Unless otherwise stated, the address of each director and officer is Prudential Plaza, Newark, New Jersey 07102-3777.


MENDEL A. MELZER*, Chairman of the Board--Chief Financial Officer of the Money Management Group of The Prudential since 1995; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services; 1991 to 1993: Managing Director, The Prudential Investment Corporation; Prior to 1991: Senior Vice President, Prudential Capital Corporation.


E. MICHAEL CAULFIELD*, President and Director--Chief Executive Officer of the Money Management Group of The Prudential since 1995; 1995: Chief Executive Officer, Prudential Preferred Financial Services; 1993 to 1995: President, Prudential Preferred Financial Services; 1992 to 1993: President, Prudential Property and Casualty Insurance Company; Prior to 1992: President of Investment Services of The Prudential.



SAUL K.  FENSTER,  Director--President  of New Jersey  Institute of  Technology.
Address: 323 Martin Luther King Boulevard, Newark, New Jersey 07102.


W.  SCOTT  McDONALD,  JR.,   Director--Executive  Vice  President  of  Fairleigh
Dickinson University since 1991: Prior to 1991: Executive Vice President of Drew University. Address: 23 Forest Road, Madison, New Jersey 07940.


JOSEPH WEBER, Director--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.



STEPHEN P. TOOLEY, Comptroller--Vice President and Comptroller of the Individual Insurance Group of The Prudential since 1995; 1993 to 1995: Vice President and Comptroller of Prudential Insurance and Financial Services; Prior to 1993:
Director, Financial Analysis of The Prudential.



THOMAS C. CASTANO, Secretary and Treasurer--Assistant General Counsel of The Prudential since 1993; Prior to 1993: Assistant General Counsel of Pruco Life Insurance Company.

No director or officer of the Series Fund who is also an officer, director or employee of The Prudential or its affiliates is entitled to any remuneration from the Series Fund for services as one of its directors or officers. Each director of the Series Fund who is not an interested person of the Series Fund will receive a fee of $2,000 per year plus $200 per portfolio for each meeting of the Board attended and will be reimbursed for all expenses incurred in connection with attendance at meetings.



*These members of the Board are interested persons of The Prudential, its affiliates or the Series Fund as defined in the 1940 Act. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Series Fund and The Prudential, must be approved by a majority of the members of the Board who are not interested persons of The Prudential, its affiliates or the Series Fund. Mr. Melzer and Mr. Caulfield, two of the five members of the Board, are interested persons of The Prudential and the Series Fund, as that term is defined in the 1940 Act, because they are officers and/or affiliated persons of The Prudential, the investment advisor to the Series Fund. Messrs. Fenster, McDonald, and Weber are not interested persons of The Prudential, its affiliates or the Series Fund. However, Mr. Fenster is President of the New Jersey Institute of Technology. The Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

                             FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.









        To be filed by Post-Effective Amendment pursuant to Rule 485(b).



                                       A1

                        THE PRUDENTIAL SERIES FUND, INC.
                             SCHEDULE OF INVESTMENTS









        To be filed by Post-Effective Amendment pursuant to Rule 485(b).




                                       B1

                                                                        APPENDIX
                                  DEBT RATINGS

Moody's Investors Services, Inc. describes its categories of corporate debt securities and its "Prime-1" and "Prime-2" commercial paper as follows:


Bonds:


Aaa    -- Bonds which are rated Aaa are judged to be of the best  quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa     -- Bonds  which are  rated Aa are  judged  to be of high  quality  by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.


A      -- Bonds which are rated A possess many favorable  investment  attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa    -- Bonds which are rated Baa are considered as medium grade  obligations,
          i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba     -- Bonds  which are rated Ba are  judged  to have  speculative  elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B      -- Bonds  which  are  rated  B  generally  lack  characteristics  of  the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa    -- Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca     -- Bonds which are rated Ca represent  obligations  which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


Commercial paper:


o Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:


--Leading market positions in well-established industries.


--High rates of return of funds employed.


--Conservative capitalization structures with moderate reliance on debt and ample asset protection.


--Broad margins in earnings coverage of fixed financial charges and high internal cash generation.


--Well established access to a range of financial markets and assured sources of alternate liquidity.


o Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



                                       C1

Standard & Poor's Corporation describes its grades of corporate debt securities and its "A" commercial paper as follows:


Bonds:


AAA Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.


AA Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long term money market.


A Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.


BBB The BBB, or medium grade category, is borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.


BB-B-CCC-CC       Bonds rated BB, B, CCC and CC are  regarded,  on  balance,  as
                  predominantly   speculative   with  respect  to  the  issuer's
                  capacity to pay  interest and repay  principal  in  accordance with the terms of the  obligations.  BB  indicates  the lowest
                  degree  of   speculation   and  CC  the   highest   degree  of
                  speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


Commercial paper: Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long term senior debt rating is "A" or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.



                                       C2

STATEMENT OF ADDITIONAL INFORMATION

May 1, 1996


THE PRUDENTIAL
VARIABLE APPRECIABLE ACCOUNT

Variable

APPRECIABLE

LIFE(R)___________________

INSURANCE CONTRACTS

PROVIDING FOR THE INVESTMENT
OF ASSETS IN THE
INVESTMENT PORTFOLIOS OF

THE PRUDENTIAL SERIES
FUND, INC.

The Prudential Insurance Company of America offers two forms of variable life insurance contracts under the name Variable Appreciable Life(R) Insurance*. The first form provides a death benefit that generally remains fixed in an amount chosen by the purchaser and cash surrender values that vary daily. The second form also provides cash surrender values that vary daily but the death benefit will also vary daily. Under both forms of contract, the death benefit will never be less than the "face amount" of insurance chosen by the purchaser. There is no guaranteed minimum cash surrender value.


The assets held for the purpose of paying benefits under these contracts can be invested in one or more of fifteen subaccounts of The Prudential Variable Appreciable Account. The assets invested in each subaccount are in turn invested in a corresponding portfolio of The Prudential Series Fund, Inc., a diversified, open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives to variable contract owners. Each portfolio is, for investment purposes, in effect a separate fund. The fifteen Series Fund portfolios are: the Money Market Portfolio, the Diversified Bond Portfolio, the Government Income Portfolio, the two Zero Coupon Bond Portfolios with different liquidation dates -- 2000 and 2005, the Conservative Balanced Portfolio, the Flexible Managed Portfolio, the High Yield Bond Portfolio, the Stock Index Portfolio, the Equity Income Portfolio, the Equity Portfolio, the Prudential Jennison Portfolio, the Small Capitalization Stock Portfolio, the Global Portfolio, and the Natural Resources Portfolio. A separate class of capital stock is issued for each portfolio. Shares of the Series Fund are currently sold only to separate accounts of The Prudential and certain other insurers to fund the benefits under variable life insurance and variable annuity contracts issued by those companies.


The Variable Appreciable Life(R) Insurance Contract owner may also choose to invest in a fixed-rate option or in The Prudential Variable Contract Real Property Account, which is described in a separate prospectus attached to the prospectus of The Prudential Variable Appreciable Account.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE PRUDENTIAL VARIABLE APPRECIABLE
ACCOUNT DATED MAY 1, 1996, WHICH IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, PRUDENTIAL PLAZA, NEWARK, NEW JERSEY 07102-3777 OR BY TELEPHONING (800) 437-4016 Ext. 46.


                   The Prudential Insurance Company of America
                        The Prudential Series Fund, Inc.
                                Prudential Plaza
                          Newark, New Jersey 07102-3777
                        Telephone: (800) 437-4016 Ext. 46


*Appreciable Life is a registered mark of The Prudential.
 PVAL-SAI Ed 5-96
 Catalog No. 640466W


                                      STATEMENT OF ADDITIONAL INFORMATION

                                                   CONTENTS
                                                                                                                            Page

MORE DETAILED INFORMATION ABOUT THE CONTRACT...................................................................................1
         Sales Load Upon Surrender.............................................................................................1
         Reduction of Charges for Concurrent Sales to Several Individuals......................................................1
         Sales to Persons 14 Years of Age or Younger...........................................................................1
         Paying Premiums by Payroll Deduction..................................................................................2
         Unisex Premiums and Benefits..........................................................................................2
         How the Death Benefit Will Vary.......................................................................................2
         Withdrawal of Excess Cash Surrender Value.............................................................................3
         Increases in Face Amount..............................................................................................4
         Decreases in Face Amount..............................................................................................5
         Tax Treatment of Contract Benefits....................................................................................5
         Sale of the Contract and Sales Commissions............................................................................7
         Tax-Qualified Pension Plans...........................................................................................8
         Other Standard Contract Provisions....................................................................................8
         Exchange of Fixed-Dollar Contract to Variable Contract................................................................8

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS...........................................................................9
         General  .............................................................................................................9
         Convertible Securities................................................................................................9
         Warrants .............................................................................................................9
         Options and Futures...................................................................................................9
         When-Issued and Delayed Delivery Securities..........................................................................16
         Short Sales..........................................................................................................16
         Short Sales Against the Box..........................................................................................17
         Interest Rate Swaps..................................................................................................17
         Loans of Portfolio Securities........................................................................................17
         Illiquid Securities..................................................................................................18
         Forward Foreign Currency Exchange Contracts..........................................................................18
         Further Information About the Policies of the Stock Index Portfolio..................................................19
         Further Information About the Zero Coupon Bond Portfolios............................................................20

INVESTMENT RESTRICTIONS.......................................................................................................21

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES...............................................................................24

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................................................................26

DETERMINATION OF NET ASSET VALUE..............................................................................................27

SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST...........................................................29

DEBT RATINGS..................................................................................................................31

POSSIBLE REPLACEMENT OF THE SERIES FUND.......................................................................................32

OTHER INFORMATION CONCERNING THE SERIES FUND..................................................................................33
         Incorporation and Authorized Stock...................................................................................33
         Dividends, Distributions and Taxes...................................................................................33
         Custodian and Transfer Agent.........................................................................................33
         Experts  ............................................................................................................33
         Licenses ............................................................................................................34

DIRECTORS AND OFFICERS OF THE PRUDENTIAL AND MANAGEMENT OF THE SERIES FUND....................................................34

FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC. .................................................................... A1

THE PRUDENTIAL SERIES FUND, INC. SCHEDULE  OF INVESTMENTS.................................................................... B1


                  MORE DETAILED INFORMATION ABOUT THE CONTRACT

Sales Load Upon Surrender

A contingent deferred sales load is assessed if the Contract lapses or is surrendered during the first 10 Contract years, or if a withdrawal is made under a Form A Contract during that 10 year period. No such charge is applicable to the death benefit, no matter when that may become payable. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first 5 Contract years the charge will be equal to 50% of the first year's primary annual premium. In the next 5 Contract years that percentage is reduced uniformly on a daily basis until it reaches zero on the tenth Contract anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year 7, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth.

The contingent deferred sales load is also subject to a further limit at older issue ages (approximately above age 67) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of face amount.

The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first 5 or 6 years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in the prospectus in item (c) under Monthly Deductions from Contract Fund.) The limitation is applied in order to conform with the requirements of the Investment Company Act of 1940 and regulations adopted thereunder, which limit the amount of non-refundable sales load that may be charged on contracts within the first 2 years.

The limitation is as follows: (Every Contract has associated with it a Guideline Annual Premium ("GAP"), which is an amount, generally larger than the gross annual scheduled premium for the Contract, determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission ("SEC").) The maximum aggregate sales load that The Prudential will charge (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to 5 GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.

Reduction of Charges for Concurrent Sales to Several Individuals

The Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. The Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors: (1) the number of individuals; (2) the total amount of premium payments expected to be received from these Contracts; (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts; (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which The Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected. Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by The Prudential on a uniform basis. The Prudential's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

Sales to Persons 14 Years of Age or Younger

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased on the Contract anniversary after the insured's 21st birthday to 150% of the initial face amount, so long as the Contract is not then in default. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See How a Contract's Death Benefit Will Vary in the prospectus. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See item (b) under Monthly Deductions from Contract Fund in the prospectus. The automatic increase in the face amount of insurance may affect future premium payments if the Contract owner wants to avoid the Contract being classified as a Modified Endowment Contract. A Contract owner should consult his or her Prudential representative before making unscheduled premium payments.

Paying Premiums by Payroll Deduction

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to The Prudential monthly. Some Contracts sold using the payroll budget method may be eligible for a guaranteed issue program under which the initial minimum death benefit is $25,000 and the Contracts are based on unisex mortality tables. Any Prudential representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

Unisex Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. The Prudential may offer the Contract with unisex mortality rates to such prospective purchasers.

How the Death Benefit Will Vary

As noted above, there are two Forms of the Contract, Form A and Form B. The death benefit under a Form B Contract varies with investment performance while the death benefit under a Form A Contract does not, unless it must be increased to satisfy tax requirements.

Under a Form A Contract, the guaranteed minimum death benefit is equal to the face amount of insurance. (However, should the death benefit become payable while a Contract loan is outstanding, the debt will be deducted from the death benefit.) If the Contract is kept in force for several years and if investment performance is reasonably favorable, the Contract Fund value may grow to the point where it is necessary to increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form A Contract will always be the greater of (1) the guaranteed minimum death benefit; and (2) the Contract Fund divided by the "net single premium" per $1 of death benefit at the insured's attained age on that date. The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit under Contracts issued on insureds in the preferred rating class.

--------------------------------------------------------------------------------
                                                     Increase in Insurance
          Male                  Net Single               Amount Per $1
      Attained Age                Premium          Increase in Contract Fund
--------------------------------------------------------------------------------
             5                    .09151                    $10.93
           25                     .17000                    $ 5.88
           35                     .23700                    $ 4.22
           55                     .45209                    $ 2.21
           65                     .59468                    $ 1.68
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                     Increase in Insurance
         Female                 Net Single               Amount Per $1
      Attained Age                Premium          Increase in Contract Fund
--------------------------------------------------------------------------------
            5                     .07919                    $12.63
           25                     .15112                    $ 6.62
           35                     .21127                    $ 4.73
           55                     .40090                    $ 2.49
           65                     .53639                    $ 1.86
--------------------------------------------------------------------------------


Whenever the death benefit is determined in this way, The Prudential reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of 2 years' scheduled premiums or the average of all premiums paid over the last 5 years will generally be allowed.

Under a Form B Contract, the death benefit will vary with investment experience. Assuming no withdrawals, the death benefit will be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund value" for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund values between Contract anniversaries are determined by interpolation. The "Tabular Contract Fund value" for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if only scheduled premiums were paid, they were paid when due, the selected investment options earned a net return at a uniform rate of 4% per year, full mortality charges based upon the 1980 CSO Table were deducted, maximum sales load and expense charges were deducted, and there was no Contract debt.

Thus, under a Form B Contract with no withdrawals, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund value. If, due to investment results greater than a net return of 4%, or to payment of greater than scheduled premiums, or to smaller than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the tabular Contract Fund value, the death benefit will not fall below the initial face amount stated in the Contract; however, this unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the tabular level before favorable investment results or additional payments will increase the death benefit. Again, the death benefit will reflect a deduction for the amount of any Contract debt. See Contract Loans in the prospectus.

As is the case under a Form A Contract, the Contract Fund of a Form B Contract could grow to the point where it is necessary to increase the death benefit by a greater amount in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form B Contract will always be the greatest of (1) the face amount plus the Contract Fund minus the tabular Contract Fund value; (2) the guaranteed minimum death benefit; and (3) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date.

A Contract owner may also increase or decrease the face amount of his or her Contract, subject to certain conditions. See Increase in Face Amount and Decrease in Face Amount, below.

Withdrawal of Excess Cash Surrender Value

Under certain circumstances, a Contract owner may withdraw a portion of the Contract's cash surrender value without surrendering the Contract in whole or in part. The amount that a Contract owner may withdraw is limited by the requirement that the Contract Fund after withdrawal must not be less than the tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in force.) But because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract (in which the death benefit is generally equal to the face-amount of insurance) and at least $500 under a Form B Contract (in which the death benefit varies daily). An owner may make no more than four such withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 or 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, The Prudential will tell a Contract owner how much he or she may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract
Benefits, page 5. A temporary need for funds may also be met by making a loan and you should consult your Prudential representative about how best to meet your needs.

Under a Form A Contract, the face amount of insurance is reduced by not more than the amount of the withdrawal. No partial withdrawal will be permitted under a Form A Contract if it would result in a new face amount of less than the minimum face amount applicable to the insured's Contract. See Requirements for Issuance of a Contract in the prospectus. It is important to note, however, that if the face amount is decreased at any time during the first 7 Contract years, there is a danger that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 5. Before making any withdrawal which causes a decrease in face amount, a Contract owner should consult with his or her Prudential representative. Also, if a withdrawal under a Form A Contract is made before the end of the tenth year, the Contract Fund may be reduced not only by the amount withdrawn but also by a proportionate amount of any surrender charges that would be made if the Contract were surrendered. The proportion is based on the percentage reduction in face amount. Form A Contract owners who make a partial withdrawal will be sent replacement Contract pages showing the new face amount, scheduled premiums, maximum surrender charges, tabular values, and monthly deductions.

Under a Form B Contract, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is accordingly reduced. Neither the face amount of insurance nor the amount of scheduled premiums will be changed due to a withdrawal of excess cash surrender value under a Form B Contract. No surrender charges will be assessed upon a withdrawal under a Form B Contract.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if scheduled premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, The Prudential treats withdrawals as a return of premium.

Increases in Face Amount

An owner who wishes to increase the amount of his or her insurance may do so by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by The Prudential. An increase in face amount is in many ways similar to the purchase of a second Contract, but it differs in the following respects: the minimum permissible increase is $25,000, while the minimum for a new Contract is $60,000; monthly fees are lower because only a single $3 per month administrative charge is made rather than two; a combined premium payment results in deduction of a single $2 per premium processing charge while separate premium payments for separate Contracts would involve two charges; the monthly expense charge of $0.03 per $1,000 of face amount may be lower if the increase is to a face amount greater than $100,000; and the Contract will lapse as a unit, unlike the case if two separate Contracts are purchased. These differences aside, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher scheduled premiums in exchange for greater insurance benefits.

A Contract owner may elect to increase the face amount of his or her Contract no earlier than the first anniversary of the Contract. The following conditions must be met: (1) the owner must ask for the increase in writing on an appropriate form; (2) the amount of the increase in face amount must be at least $25,000; (3) the insured must supply evidence of insurability for the increase satisfactory to The Prudential; (4) if The Prudential requests, the owner must send in the Contract to be suitably endorsed; (5) the Contract must not be in default on the date the increase takes effect; (6) the owner must pay an appropriate premium at the time of the increase; (7) The Prudential has the right to deny more than one increase in a Contract year; and (8) if The Prudential has, between the Contract Date and the date that any requested increase in face amount will take effect, changed any of the bases on which benefits and charges are calculated under newly issued Contracts, The Prudential has the right to deny the increase. An increase in face amount resulting in a total face amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating.

Upon an increase in face amount,  The  Prudential  will recompute the Contract's scheduled premiums, contingent deferred sales and administrative charges, tabular values, and monthly deductions from the Contract Fund. The Contract owner has a choice, limited only by applicable state law, as to whether the recomputation will be made as of the prior or next Contract anniversary. There will be a payment required on the date of increase; the amount of the payment will depend, in part, on which Contract anniversary the Contract owner selects for the recomputation. The Prudential will tell the owner the amount of the required payment. If should also be noted that an increase in face amount may impact the status of the Contract as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 5. Therefore, before increasing the face amount, a Contract owner should consult with his or her Prudential representative.

The effective date of the increase in the amount of insurance will be determined by the same rules that apply when a new Contract is purchased. Generally speaking, an increase will take effect on the latest of the date the owner applies for it, the date satisfactory evidence of insurability is provided to The Prudential or the date designated by the Contract owner, provided the necessary payment is made on or before that date.

The Prudential will supply the Contract owner with pages which show the increased face amount, the effective date of the increase, and the recomputed items described two paragraphs above. The pages will also describe how the increase in face amount affects the various provisions of the Contract, including a statement that, for the amount of the increase in face amount, the period stated in the Incontestability and Suicide provisions (see Other Standard Contract Provisions, below on page 8) will run from the effective date of the increase.

For the purpose of determining the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated as if there were two separate Contracts, a "base Contract" representing the
Contract before the increase and an "incremental Contract" representing the increase viewed as a separate Contract. At the time of the increase, a certain portion of the Contract Fund is allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit. That portion is equal to the Guideline Annual Premium ("GAP") of the incremental Contract divided by the GAP of the entire Contract after the increase. Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit. A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract. A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been in force for 5 years, although The Prudential reserves the right to continue to make this deduction thereafter. Similarly, the amount, if any, of sales charges upon lapse or surrender and the application of the overall limitation upon sales load, as described above in Sales Load Upon Surrender, page 1, will be determined as explained in that section as if there were two Contracts rather than one. Moreover, the contingent deferred administrative charge is also determined as if there were two separate Contracts. Thus, an owner considering an increase in face amount should be aware that such an increase will entail charges, including periodic sales load deductions and contingent deferred sales and administrative charges, comparable to the purchase of a new Contract.

Each Contract owner who elects to increase the face amount of his or her Contract will be granted a "free-look" right which will apply only to the increase in face amount, not the entire Contract. The right is comparable to the right afforded to a purchaser of a new Contract. See Short-Term Cancellation Right or "Free Look" in the prospectus. The "free-look" right would have to be exercised no later than 45 days after execution of the application for the increase or, if later, within 10 days after either receipt of the Contract as increased or receipt of the withdrawal right notice by the owner. Upon exercise of the "free-look" right, the owner will receive a refund in the amount of the aggregate premiums paid since the increase was requested and attributable to the increase, not the base Contract, as determined pursuant to the proportional premium allocation rule described above. There will be no adjustment for investment experience. All charges deducted after the increase will be reduced to what they would have been had no increase been effected. A Contract owner may transfer the total amount attributable to the increase in face amount from the subaccounts or the Real Property Account to the fixed-rate option at any time within 2 years after the increase in face amount.

Decreases in Face Amount

A Contract owner may effect a partial surrender of a Contract (see Surrender of a Contract in the prospectus) or a partial withdrawal of excess cash surrender value (see Withdrawal of Excess Cash Surrender Value above). A Contract owner also has the additional option of decreasing the face amount (which is also the guaranteed minimum death benefit) of his or her Contract without withdrawing any such surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will thus be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance, without decreasing their current cash surrender value. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). The Contract's Contract Fund value, however, will be reduced by deduction of a proportionate part of the then applicable contingent deferred sales and administrative charges, if any. Scheduled premiums for the Contract will also be proportionately reduced. The Contracts of owners who exercise the right to reduce face amount will be amended to show the new face amount, tabular values, scheduled premiums, monthly charges, and, if applicable, the remaining contingent deferred sales and administrative charges.


The minimum permissible decrease is $10,000. No decrease will be permitted that causes the face amount of the Contract to drop below the minimum face amount applicable to the insured's Contract. See Requirements for Issuance of a Contract in the prospectus. No reduction will be permitted to the extent that it would cause the Contract to fail to qualify as "life insurance" for purposes of
Section 7702 of the Internal Revenue Code. If the face amount of a Contract in force on a Select Rating basis is reduced below $100,000, it is no longer eligible for the Select Rating. A decrease in face amount will generally be effected as of the Monthly date immediately preceding receipt of a proper request to decrease face amount. A decrease requested while the Contract is in default, however, will be effected as of the Monthly date the Contract went into default. Monthly charges previously deducted on the effective date of the decrease and attributed to the decreased portion of the face amount will be credited to the Contract Fund as of that date.

It is important to note, however, that if the face amount is decreased at any time during the first 7 Contract years, there is a danger the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, below. Before requesting any decreases in face amount, a Contract owner should consult his or her Prudential representative.


Tax Treatment of Contract Benefits

Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how The Prudential believes the tax laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws and regulations or interpretations will not change.

Treatment as Life Insurance. The Contract will be treated as "life insurance" as long as it satisfies certain definitional tests set forth in Section 7702 of the Internal Revenue Code (the "Code") and as long as the underlying investments for the Contract satisfy diversification requirements set forth in Treasury Regulations issued pursuant to Section 817(h) of the Code.

These diversification requirements must ordinarily be met within 1 year after Contract owner funds are first allocated to the particular portfolio of the Series Fund, and within 30 days after the end of each calendar quarter thereafter. Each portfolio must meet one of two alternative tests. Under the first test, no more than 55% of the portfolio's assets can be invested in any one investment; no more than 70% of the assets can be invested in any two investments; no more than 80% can be invested in any three investments; and no more than 90% can be invested in any four investments. Under the second test, the portfolio must meet the tax law diversification requirements for a regulated investment company and no more than 55% of the value of the portfolio's assets can be invested in cash, cash items, Government securities, and securities of other regulated investment companies. A third test is available for portfolios that underlie only variable life insurance contracts, such as the Zero Coupon Bond Portfolios. Under this test, such portfolios can be invested without limit in Treasury securities and, where the portfolio is invested in part in Treasury securities, the percentages of the first test are revised and applied to the portion of the portfolio not invested in Treasury securities.

For purposes of determining whether a variable account is adequately diversified, each United States Government agency or instrumentality is treated as a separate issuer. Compliance with diversification requirements will generally limit the amount of assets that may be invested in federally insured certificates of deposit and all types of securities issued or guaranteed by each United States Government agency or instrumentality.

The Prudential believes that it has taken adequate steps to cause the Contract to be treated as life insurance for tax purposes. This means that (1) except as noted below, the Contract owner should not be taxed on any part of the Contract Fund, including additions attributable to interest, dividends or appreciation; and (2) the death benefit should be excludible from the gross income of the beneficiary under section 101(a) of the Code.


However, Section 7702 of the Code, which defines life insurance for tax purposes, gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the Section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations under Sections 101, 7702, and 7702A governing the treatment of life insurance policies that provide accelerated death benefits were issued in 1992. None of these proposed regulations has yet been finalized. Additional regulations under
Section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under Section 817(d) relating to the definition of a variable contract.


The Prudential intends to comply with final regulations issued under sections 7702 and 817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.

Pre-Death Distributions. The taxation of pre-death distributions depends on whether the Contract is classified as a Modified Endowment Contract. The following discussion first deals with distributions under Contracts not so classified, and then with Modified Endowment Contracts.

1. A surrender or lapse of the Contract may have tax consequences. Upon surrender, the owner will not be taxed on the cash surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any unpaid Contract debt will, upon surrender or lapse, be added to the cash surrender value and treated, for this purpose, as if it had been received. Any loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.


         A withdrawal generally is not taxable unless it exceeds total premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. However, under certain limited circumstances, in the first 15 Contract years all or a portion of a withdrawal may be taxable if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid to date.


         Extra premiums for optional benefits and riders generally do not count in computing the gross premiums paid, which in turn determines the extent to which a withdrawal might be taxed.

         Loans  received  under the  Contract  will  ordinarily  be  treated  as
         indebtedness   of  the  owner  and  will  not  be   considered   to  be
         distributions subject to tax.

2. Some of the above rules are changed if the Contract is classified as a Modified Endowment Contract under section 7702A of the Code. It is possible for the Contract to be classified as a Modified Endowment Contract under at least two circumstances: premiums substantially in excess of scheduled premiums are paid; or a decrease in the face amount of insurance is made (or a rider removed) during the first 7 Contract years. Moreover, the addition of a rider or the increase in the face amount of insurance after the Contract Date may have an impact on the Contract's status as a Modified Endowment Contract. Contract owners contemplating any of these steps should first consult a qualified tax advisor and their Prudential representative.

         If the Contract is classified as a Modified Endowment Contract, then pre-death distributions, including loans and withdrawals, are includible in income to the extent that the Contract Fund prior to surrender charges exceeds the gross premiums paid for the Contract increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. These rules may also apply to pre-death distributions, including loans, made during the 2 year period prior to the Contract becoming a Modified Endowment Contract.

         In addition, pre-death distributions from such Contracts (including full surrenders) will be subject to a penalty of 10 per cent of the amount includible in income unless the amount is distributed on or after age 59 1/2, on account of the taxpayer's disability or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by nonnatural persons such as corporations.


         Under certain circumstances, Modified Endowment Contracts issued during any calendar year will be treated as a single contract for purposes of applying the above rules.


Withholding. The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if the Contract owner fails to elect that no taxes be withheld or in certain other circumstances. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. All recipients of such amounts may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

Other Tax Considerations. Transfer of the Contract to a new owner or assignment of the Contract may have tax consequences depending on the circumstances. In the case of a transfer of the Contract for a valuable consideration, the death benefit may be subject to federal income taxes under section 101(a)(2) of the Code. In addition, a transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under Section 2601 of the Code.

In certain circumstances, deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied under section 163 of the Code as personal interest or under section 264 of the Code. Contract owners should consult a tax advisor regarding the application of these provisions to their circumstances.


Business-owned life insurance is subject to additional rules. Section 264(a)(1) of the Code generally precludes business Contract owners from deducting premium payments. Under section 264(a)(4) of the Code, a deduction is not allowed for any interest paid or accrued on any Contract debt on an insurance policy to the extent the indebtedness exceeds $50,000 per officer, employee or financially interested person. The Congress is also considering legislation to deny interest deductions generally for loans on business-owned policies. The Code also imposes an indirect tax upon additions to the Contract Fund or the receipt of death benefits under business-owned life insurance policies under certain circumstances by way of the corporate alternative minimum tax.


The individual situation of each Contract owner or beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the owner or insured dies.

Sale of the Contract and Sales Commissions


Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of The Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 1111 Durham Avenue, South Plainfield, New Jersey 07080. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than 50% of the Scheduled Premiums for the first year, no more than 10% of the Scheduled Premiums for the second, third, and fourth years, no more than 3% of the Scheduled Premiums for the fifth through tenth years, and no more than 2% of the Scheduled Premiums thereafter. For new Contracts issued on or about July 1, 1996, the commission rates for the second through tenth years will change to no more than 6% of the Scheduled Premiums. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than 3 years of service may be paid on a different basis. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract will be eligible for additional compensation.

Sales expenses in any year are not equal to the deduction for sales load in that year. The Prudential expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from The Prudential's surplus, which may include amounts derived from the mortality and expense risk charge and the guaranteed minimum death benefit risk charge described in the prospectus under Daily Deduction from the Contract Fund, and item (d) under Monthly Deductions from Contract Fund.

Tax-Qualified Pension Plans

The Contracts may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Internal Revenue Code. Such Contracts may be issued with a minimum face amount of $10,000, and increases and decreases in face amount may be effected in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums under such Contracts will be the same for male and female insureds of a particular age and underwriting classification. Illustrations reflecting such premiums and charges will be given to purchasers of Contracts issued in connection with qualified plans. Only certain of the riders normally available with the Contracts are available to Contracts issued in connection with qualified plans. See Riders in the prospectus. Moreover, fixed reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available to Contracts issued in connection with qualified plans. See Lapse and Reinstatement in the prospectus. Finally, Contracts issued in connection with qualified plans may not invest in the Real Property Account.

Prior to purchase of a Contract in connection with a qualified plan, the provisions of the Code relating to such plans and life insurance thereunder should be examined.

Other Standard Contract Provisions

Beneficiary. The beneficiary is designated and named in the application by the Contract owner. Thereafter, the owner may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

Incontestability. After the Contract has been in force during the insured's lifetime for 2 years from the Contract Date or, with respect to any change in the Contract that requires The Prudential's approval and could increase its liability, after the change has been in effect during the insured's lifetime for 2 years from the effective date of the change, The Prudential will not contest its liability under the Contract in accordance with its terms.

Misstatement of Age or Sex. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, The Prudential will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

Suicide Exclusion. Generally, if the insured, whether sane or insane, dies by suicide within 2 years from the Contract Date, The Prudential will pay no more under the Contract than the sum of the premiums paid.

If the insured, whether sane or insane, dies by suicide within 2 years from the effective date of an increase in the face amount of insurance, The Prudential will pay, with respect to the amount of the increase, no more than the sum of the scheduled premiums attributable to the increase.

Assignment. This Contract may not be assigned if such assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without The Prudential's consent. The Prudential assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at one of its Home Offices.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Prudential representative authorized to sell this Contract can explain these options upon request.

Exchange of Fixed-Dollar Contract to Variable Contract

The Prudential may, on a non-discriminatory basis, permit the owner of an Appreciable Life insurance policy issued by The Prudential (an Appreciable Life policy is a general account, universal life type policy with guaranteed minimum values) to exchange his or her policy for a comparable Variable Appreciable Life Contract with the same Contract Date, scheduled premiums, and Contract fund. No charge will be made for the exchange. There is no new "free look" right when an Appreciable Life insurance policy owner elects to exchange his or her policy for a comparable Variable Appreciable Life Contract.

Although The Prudential does not give tax advice, The Prudential does believe, based on its understanding of federal income tax laws as currently interpreted, that the original date exchange of an Appreciable Life Contract should be considered to be a tax-free exchange under the Internal Revenue Code of 1986 as amended. It should be noted, however, that the exchange of an Appreciable Life Contract for a Variable Appreciable Life Contract may impact the status of the Contract as Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 5. A contract owner should consult with his or her tax advisor and Prudential representative before making an exchange.

                    INVESTMENT OBJECTIVES AND POLICIES OF THE
                                   PORTFOLIOS

General


The Prudential Series Fund, Inc. (the "Series Fund") has fifteen separate portfolios available to Contract owners: the Money Market Portfolio, the Diversified Bond Portfolio, the Government Income Portfolio, the two Zero Coupon Bond Portfolios with different liquidation dates -- 2000 and 2005, the Conservative Balanced Portfolio, the Flexible Managed Portfolio, the High Yield Bond Portfolio, the Stock Index Portfolio, the Equity Income Portfolio, the Equity Portfolio, the Prudential Jennison Portfolio, the Small Capitalization Stock Portfolio, the Global Portfolio, and the Natural Resources Portfolio. The portfolios are managed by The Prudential Insurance Company of America ("The Prudential"), see INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES, page 24.


Each of the portfolios seeks to achieve a different investment objective. Accordingly, each portfolio can be expected to have different investment results and to be subject to different financial and market risks. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general, and with particular reference to debt securities, to changes in the overall level of interest rates.

The investment objectives of the Series Fund's portfolios can be found under Investment Objectives and Policies of the Portfolios in the prospectus. The policies employed to manage the Zero Coupon Bond Portfolios are also discussed in greater detail in FURTHER INFORMATION ABOUT THE ZERO COUPON BOND PORTFOLIOS, page 20.

Convertible Securities


The Conservative Balanced, Flexible Managed, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, and Natural Resources Portfolios may invest in convertible securities and such securities may constitute a major part of the holdings of the Equity Income, Natural Resources and Global Portfolios. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


Warrants


The Conservative Balanced, Flexible Managed, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, and Natural Resources Portfolios may invest in warrants on common stocks. Warrants are options to buy a number of shares of stock at a predetermined price during a specified period. The risk associated with the purchase of a warrant is that the purchase price will be lost if the market price of the stock does not reach a level that justifies the exercise or sale of the warrant before it expires. From time to time, the Diversified Bond and the High Yield Bond Portfolios may invest in debt securities that are offered together with warrants, but only when the debt security meets the portfolio's investment criteria and the value of the warrant is relatively very small. If the warrant later becomes valuable, it will ordinarily be sold rather than be exercised.


Options and Futures


Options on Equity Securities. The Conservative Balanced, Flexible Managed, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, and Natural Resources Portfolios may purchase and write (i.e., sell) put and call options on equity securities that are traded on securities exchanges or that are listed on the National

Association of Securities Dealers Automated Quotation System ("NASDAQ") or that result from privately negotiated transactions with broker-dealers ("OTC options"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the equity security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying equity security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.

A portfolio will write only "covered" options on stocks. A call option is covered if: (1) the portfolio owns the security underlying the option; or (2) the portfolio has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) the portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the portfolio in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with its custodian. A put option is covered if: (1) the portfolio deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option; or (2) the portfolio holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by the portfolio in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with its custodian.


The Conservative Balanced, Flexible Managed, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, and Natural Resources Portfolios may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting a portfolio security from a decline in market value). In exchange for the premium paid for the put option, the portfolio acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the portfolio is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on debt securities and stock indices, as described below under Options on Debt Securities and Options on Stock Indices.


These portfolios may purchase call options for hedging and investment purposes. No portfolio intends to invest more than 5% of its net assets at any one time in the purchase of call options on stocks. These portfolios may also purchase putable and callable equity securities, which are securities coupled with a put or a call option provided by the issuer.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an exchange-traded option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. A portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction with respect to a call option is likely to be offset in whole or in part by appreciation of the underlying equity security owned by the portfolio. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, the portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the portfolio originally wrote the OTC option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected.

A portfolio's use of options on equity securities is subject to certain special risks, in addition to the risk that the market value of the security will move adversely to the portfolio's option position. An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, which might cause an exchange to institute special procedures that might interfere with the timely execution of customers' orders.

The purchase and sale of OTC options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the portfolio originally wrote the OTC option. While the portfolios will seek to enter into OTC options only with dealers who agree to and which are expected to be able to be capable of entering into closing transactions with the portfolio, there can be no assurance that the portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the portfolio may be unable to liquidate an OTC option. The Prudential monitors the creditworthiness of dealers with whom the Series Fund enters into OTC option transactions under the general supervision of the Series Fund's Board of Directors.


Options on Debt Securities. The Diversified Bond, Government Income, Conservative Balanced, Flexible Managed, and High Yield Bond Portfolios may purchase and write (i.e., sell) put and call options on debt securities (including U.S. Government debt securities) that are traded on U.S. securities exchanges or that result from privately negotiated transactions with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("over-the-counter" or "OTC" options). Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.


A portfolio will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, the portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The principal reason for a portfolio to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of The Prudential, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.

These portfolios may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the portfolio will also segregate or deposit for the benefit of the portfolio's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is "in the money." It is contemplated that each portfolio's use of straddles will be limited to 5% of the portfolio's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the portfolio's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

These portfolios may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts are described above in Options on Equity Securities, page 9. A portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. A portfolio may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While changes in the value of the put option should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which the portfolio purchases a put option on an underlying security it owns.

These portfolios may also purchase call options on debt securities for hedging or investment purposes. No portfolio currently intends to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities. A portfolio may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" or a "closing sale transaction" in a manner similar to that discussed above in connection with options on equity securities.

The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid for purposes of a portfolio's 15% limitation on investment in illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written OTC options may be considered liquid provided that the portfolio sells OTC options only to qualified dealers who agree that the portfolio may repurchase any OTC option it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The use of debt options is subject to the same risks described above in connection with stock options.


Options on Stock Indices. The Conservative Balanced, Flexible Managed, Equity Income, Equity, Prudential Jennison, Global, and Natural Resources Portfolios may purchase and sell put and call options on stock indices traded on securities exchanges or listed on NASDAQ or that result from privately negotiated transactions with broker-dealers ("OTC options"). The Stock Index and Small Capitalization Stock Portfolios may utilize options on stock indices by constructing "put/call" combinations that are functionally comparable to a long stock index futures position as described below under Additional Information Regarding the Use of Options and Futures Contracts by the Stock Index Portfolio. Options on stock indices are similar to options on stock except that rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.


The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per Contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100.

Options on different indices may have different multipliers.

These portfolios may purchase put and call options for hedging and investment purposes. No portfolio intends to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. A portfolio may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

A portfolio will write only "covered" options on stock indices. A call option is covered if the portfolio holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a portfolio writes a call option on a broadly based stock market index, the portfolio will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, cash equivalents or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. If a portfolio has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option at least five "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the portfolio will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when a portfolio writes a call on an index which is in-the-money at the time the call is written, the portfolio will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or NASDAQ against which the portfolio has not written a stock call option and which has not been hedged by the portfolio by the sale of stock index futures. However, if the portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the portfolio in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its custodian, it will not be subject to the requirement described in this paragraph.

A put option is covered if: (1) the portfolio holds in a segregated account cash, Treasury bills or other high-grade short-term debt obligations of a value equal to the strike price times the multiplier times the number of contracts; or
(2) the portfolio holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the portfolio in cash, Treasury bills or other high-grade short-term debt obligations in a segregated account with its custodian. In instances involving the purchase of futures contracts by a portfolio, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

The purchase and sale of options on stock indices will be subject to the risks described above under Options on Equity Securities. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the portfolio. It is the policy of the portfolios to purchase or write options only on stock indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. A portfolio will not purchase or sell any index option contract unless and until, in its manager's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

There are certain special risks associated with writing calls on stock indices. Because exercises of index options are settled in cash, a call writer such as a portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot precisely provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. The portfolios, however, will follow the "cover" procedures described above.

Price movements in a portfolio's equity security portfolio probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a portfolio bears the risk that the price of the securities held by the portfolio may not increase as much as the index. In such event, the portfolio would bear a loss on the call which is not completely offset by movement in the price of the portfolio's equity securities. It is also possible that the index may rise when the portfolio's securities do not rise in value. If this occurred, the portfolio would experience a loss on the call which is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of a portfolio's securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

When a portfolio has written a call, there is also a risk that the market may decline between the time the portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of the exercise, and the time the portfolio is able to sell stocks in its portfolio. As with stock options, a portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the portfolio would be able to deliver the underlying securities in settlement, the portfolio may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options. For example, even if an index call which a portfolio has written is "covered" by an index call held by the portfolio with the same strike price, the portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the portfolio exercises the call it holds or the time the portfolio sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

There are also certain special risks involved in purchasing put and call options on stock indices. If a portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the portfolio may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


Options on Foreign Currencies. The Conservative Balanced, Flexible Managed, Equity Income, Equity, Prudential Jennison, Global, and Natural Resources Portfolios may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts (see Forward Foreign Currency Exchange Contracts, page 18) and futures contracts on foreign currencies (discussed under Futures Contracts, page 15) will be employed. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.


A portfolio may purchase and write options to hedge the portfolio's securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the portfolio's securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a portfolio may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio's securities. Alternatively, a portfolio may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the portfolio received for the option.

If, on the other hand, the portfolio manager anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), the portfolio may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a portfolio could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

A portfolio's successful use of currency exchange options on foreign currencies depends upon the manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the portfolio's securities denominated in such currency would be partially offset by the premiums paid on the options. Further, if the currency exchange rate does not change, the portfolio net income would be less than if the portfolio had not hedged since there are costs associated with options.

The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. The portfolio's ability to establish and maintain positions will depend on market liquidity. The ability of the portfolio to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. In addition, the quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Futures Contracts. The Conservative Balanced, Flexible Managed, Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, and Natural Resources Portfolios may, to the extent permitted by applicable regulations, attempt to reduce the risk of investment in equity securities by hedging a portion of their equity portfolios through the use of stock index futures contracts. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Diversified Bond, High Yield Bond, Government Income, Conservative Balanced, Flexible Managed, and Global Portfolios may, to the extent permitted by applicable regulations, purchase and sell for hedging purpose futures contracts on interest-bearing securities (such as U.S. Treasury bonds and notes) or interest rate indices (referred to collectively as "interest rate futures contracts").

The Conservative Balanced, Flexible Managed, Equity Income, Equity, Prudential Jennison, Global, and Natural Resources Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on foreign currencies or groups of foreign currencies for hedging purposes.


When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," will be made on a daily basis as the underlying security, index or rate fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market." The Board of Directors currently intends to limit futures trading so that a portfolio will not enter into futures contracts or related options if the aggregate initial margins and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts and options.

A portfolio's successful use of futures contracts depends upon the investment manager's ability to predict the direction of the relevant market. The correlation between movement in the price of the futures contract and the price of the securities or currencies being hedged is imperfect. The ability of a portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract at any particular time.

There are several additional risks associated with a portfolio's use of futures contracts for hedging purposes. One such risk arises because of imperfect correlation between movements in the price of the futures contract and the price of the securities or currency that are the subject of the hedge. In the case of futures contracts on stock or interest rate indices, the correlation between the price of the futures contract and movements in the index might not be perfect. To compensate for differences in historical volatility, a portfolio could purchase or sell future contracts with a greater or lesser value than the securities or currency it wished to hedge or purchase. In addition, temporary price distortions in the futures market could be caused by a variety of factors. Further, the ability of a portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract at any particular time. Further, each portfolio's successful use of futures contracts is to some extent dependent on the ability of the portfolio manager to predict correctly movements in the direction of the market, interest rates and/or currency exchange rates.

In addition, the hours of trading of futures contracts may not conform to the hours during which the portfolio may trade the underlying securities and/or currency. To the extent that the futures markets close before the securities or currency markets, significant price and rate movements can take place in the securities and/or currency markets that cannot be reflected in the futures markets.

Additional Information Regarding the Use of Options and Futures Contracts by the Stock Index and Small Capitalization Stock Portfolios. As explained in the prospectus, the Stock Index Portfolio seeks to duplicate the performance of the S&P 500 Index and the Small Capitalization Stock Portfolio seeks to duplicate the performance of the S&P SmallCap 600 Index. The portfolios will be as fully invested in the S&P Indices stocks as is feasible in light of cash flow patterns and the cash requirements for efficiently investing in a unit of the basket of stocks comprising the S&P 500 and S&P SmallCap 600 Indices, respectively. When the portfolios do have short-term investments, they may purchase stock index futures contracts in an effort to have the portfolio better mimic the performance of a fully invested portfolio. When a portfolio purchases stock index futures contracts, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of futures is unleveraged. As with the other portfolios, the Board of Directors currently intends to limit futures trading so that the Stock Index and Small Capitalization Stock Portfolios will not enter into futures contracts or related options if the aggregate initial margins and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts and options.

As an alternative to the purchase of a stock index futures contract, the portfolio may construct synthetic positions involving options on stock indices and options on stock index futures that are equivalent to such a long futures position. In particular, the portfolio may utilize "put/call combinations" as synthetic long stock index futures positions. A put/call combination is the simultaneous purchase of a call and the sale of a put with the same strike price and maturity. It is equivalent to a forward position and, if settled every day, is equivalent to a long futures position. When constructing put/call combinations, the portfolio will segregate cash or cash equivalents in a segregated account equal to the market value of the portfolio's forward position to collateralize the position and ensure that it is unleveraged.


Options on Futures Contracts. To the extent permitted by applicable insurance law and federal regulations, the Conservative Balanced, Flexible Managed, Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global and Natural Resources, Portfolios may enter into certain transactions involving options on stock index futures contracts, and the Diversified Bond, Government Income, Conservative Balanced, Flexible Managed, High Yield Bond, and Global Portfolios may enter into certain transactions involving options on interest rate futures contracts; and the Conservative Balanced, Flexible Managed, Equity Income, Equity, Prudential Jennison, Global, and Natural Resources Portfolios may enter into certain transactions involving options on foreign currency futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. As noted above, the Stock Index and Small Capitalization Stock Portfolios intend to utilize options on stock index futures contracts by constructing "put/call" combinations that are economically comparable to a long stock index futures position. The other portfolios intend to utilize options on futures contracts for the same purposes that they use the underlying futures contracts.


Options on futures contracts are subject to risks similar to those described above with respect to option on securities, options on stock indices, and futures contracts. These risks include the risk that the portfolio manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, the portfolio might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the portfolio were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the portfolio.

When-Issued and Delayed Delivery Securities


From time to time, in the ordinary course of business, the Diversified Bond, Government Income, Conservative Balanced, Flexible Managed, High Yield Bond, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global and Natural Resources Portfolios may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. Each of these portfolios will limit such purchases to those in which the date for delivery and payment falls within 120 days of the date of the commitment. A portfolio will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. A portfolio's custodian will maintain, in a separate account, cash, U.S. Government securities or other high grade debt obligations having a value equal to or greater than such commitments. If a portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. In addition, the Money Market Portfolio and short-term portions of the other portfolios may purchase money market securities on a when-issued or delayed delivery basis on the terms set forth under item 6 in SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST, page 29.


Short Sales


The Diversified Bond, Government Income, Conservative Balanced, Flexible Managed and High Yield Bond Portfolios may sell securities they do not own in anticipation of a decline in the market value of those securities ("short sales"). To complete such a transaction, the portfolio will borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security the portfolio may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the portfolio replaces the borrowed security, it will (a) maintain in a segregated account cash or U.S. Government securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position.

The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 25% of any portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales.

Short Sales Against the Box

All portfolios (other than the Money Market and Zero Coupon Bond Portfolios) may make short sales of securities or maintain a short position, provided that at all times when a short position is open the portfolio owns an equal amount of such securities or securities convertible into or exchangeable, with or without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a "short sale against the box"); provided, that if further consideration is required in connection with the conversion or exchange, cash or U.S. Government securities in an amount equal to such consideration must be put in a segregated account.

Interest Rate Swaps


The Diversified Bond, Government Income, and High Yield Bond Portfolios and the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may use interest rate swaps to increase or decrease a portfolio's exposure to long- or short-term interest rates. No portfolio currently intends to invest more than 5% of its net assets at any one time in interest rate swaps.


Interest rate swaps, in their most basic form, involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest. For example, a portfolio might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same - to increase or decrease a portfolio's exposure to long- or short-term interest rates. For example, a portfolio may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, the portfolio's total return will be less than if the portfolio had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a portfolio could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

A portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

Loans of Portfolio Securities

All of the portfolios except the Money Market Portfolio may from time to time lend the securities they hold to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the portfolio will continue to receive the interest and dividends or amounts equivalent thereto on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The portfolio will not have the right to vote securities on loan, but would terminate the loan and retain the right to vote if that were considered important with respect to the investment.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

No portfolio will lend securities to broker-dealers affiliated with The Prudential, including Prudential Securities Incorporated. This will not affect a portfolio's ability to maximize its securities lending opportunities.

Illiquid Securities

Each portfolio, other than the Money Market Portfolio, may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the portfolio has valued them. Variable and floating rate instruments that cannot be disposed of within seven days and repurchase agreements with a maturity of greater than seven days are considered illiquid.


The portfolios may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. Any such security will not be considered illiquid so long as it is determined by the adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A portfolio's treatment of Rule 144A securities as liquid could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, the adviser, acting under guidelines approved and monitored by the Board of Directors, may conditionally determine, for purposes of the 15% test, that certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 will not be considered illiquid, whether or not it may be resold under Rule 144A. To make that determination, the following conditions must be met: (1) the security must not be traded flat or in default as to principal or interest; (2) the security must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the adviser must determine that the security is of equivalent quality; and (3) the adviser must consider the trading market for the specific security, taking into account all relevant factors. The adviser will continue to monitor the liquidity of any Rule 144A security or any Section 4(2) commercial paper which has been determined to be liquid and, if a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure that the 15% test continues to be satisfied.


Forward Foreign Currency Exchange Contracts


To the extent permitted by applicable insurance law, the Conservative Balanced, Flexible Managed, Equity Income, Equity, Prudential Jennison, Global, and Natural Resources Portfolios may purchase securities denominated in foreign currencies. To address the currency fluctuation risk that such investments entail, these portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


Additionally, when a portfolio's manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a portfolio to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the portfolio. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the portfolios believe that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the portfolios will thereby be served. A portfolio's custodian will place cash or liquid high-grade equity or debt securities into a segregated account of the portfolio in an amount equal to the value of the portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the portfolio's commitments with respect to such contracts.

The portfolios generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, a portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The portfolios' dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedge currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although the portfolios value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

The High Yield Bond Portfolio may also invest up to 10% of its total assets in foreign currency denominated debt securities of foreign or domestic issuers; however, the portfolio will not engage in such investment activity unless it has been first authorized to do so by the Series Fund's Board of Directors. If the portfolio does engage in such investment activity, it may also enter into forward foreign currency exchange contracts.

Further Information About the Policies of the Stock Index Portfolio

Under normal circumstances, the Stock Index Portfolio generally intends to purchase all 500 stocks represented in the S&P 500 Index and to invest its assets as fully in those stocks (in proportion to their weighting in the index) as is feasible in light of cash flows into and out of the portfolio. In order to reduce transaction costs, a weighted investment in the 500 stocks comprising the S&P 500 Index is most efficiently made in relatively large amounts. Prior to the commencement of the public offering of this portfolio's shares, The Prudential purchased $25,000,000 worth of shares of this portfolio in order to permit the portfolio to make an initial investment in the 500 stocks (in proportion to their weighting in the S&P 500 index). As additional cash is received from the purchase of shares in the portfolio, it may be held temporarily in short-term, high quality investments of the sort in which the Money Market Portfolio invests, until the portfolio has a sufficient amount of assets in such investments to make an efficient weighted investment in the 500 stocks comprising the S&P 500 Index. If net cash outflows from the portfolio are anticipated, the portfolio may sell stocks (in proportion to their weighting in the S&P 500 Index) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. The portfolio will not, however, increase its holdings of cash in anticipation of any decline in the value of the S&P 500 Index or of the stock markets generally. The portfolio will instead remain as fully invested in the S&P 500 Index stocks as feasible in light of its cash flow patterns during periods of market declines as well as advances, and investors in the portfolio thus run the risk of remaining fully invested in common stocks during a period of general decline in the stock markets.

Tracking accuracy is measured by the difference between total return for the S&P Index with dividends reinvested and total return for the portfolio with dividends reinvested before deductions of portfolio fees and expenses. Tracking accuracy is monitored by the portfolio manager on a daily basis. All tracking accuracy deviations are reviewed to determine the effectiveness of investment policies and techniques.

If the portfolio does hold short-term investments as a result of the patterns of cash flows to and from the portfolio, such holdings may cause its performance to differ from that of the S&P 500 Index. The portfolio will attempt to minimize any such difference in performance through transactions involving stock index futures contracts, options on stock indices, and/or options on stock index future contracts. These derivative investment instruments are described above under Options on Stock Indices, Stock Index Futures Contracts, and Options on Futures Contracts on pages 12 through 16. The portfolio will not use such instruments for speculative purposes or to hedge against any decline in the value of the stocks held in the portfolio, but instead will employ them only as a temporary substitute for investment of cash holdings directly in the 500 stocks when the portfolio's cash holdings are too small to make such an investment in an efficient manner.

For example, if the portfolio's cash reserves are insufficient to invest efficiently in another unit of the basket of stocks comprising the S&P 500 Index, the portfolio may purchase S&P 500 futures contracts to hedge against a rise in the value of the stocks the portfolio intends to acquire. In its attempt to minimize any difference in performance between the portfolio and the S&P 500 Index, the portfolio currently intends to engage in transactions involving the S&P 500 Index futures contracts; the NYSE Composite Index futures contracts; options on the S&P 500 Index, the S&P 100 Index, and the NYSE Composite Index; and options on the S&P 500 Index futures contracts and the NYSE Composite Index futures contracts. There can be no assurance that the portfolio's attempt to minimize such performance difference through the use of any of these instruments will succeed. See Additional Information Regarding the Use of Options and Futures Contracts by the Stock Index and Small Capitalization Stock Portfolios, page 15, for a more detailed discussion of the manner in which the portfolio will employ these instruments, and Options on Stock Indices, page 12, for a description of other risks involved in the use of such instruments.

The above described investment policies and techniques of the Stock Index portfolio are non-fundamental and may be changed without shareholder approval if it is determined that alternative investment techniques would be more effective in achieving the portfolio's objective.

Further Information About the Zero Coupon Bond Portfolios


As stated in the prospectus, the objective of Zero Coupon Portfolios 2000 and 2005 is to achieve the highest predictable compounded investment return for a specified period of time, consistent with the safety of invested capital. This discussion provides a more detailed explanation of the investment policies that will be employed to manage these portfolios.


If each Zero Coupon Bond Portfolio held only stripped securities that were obligations of the United States Government, maturing on the liquidation date, the compounded yield of the portfolio from the date of initial investment until the liquidation date could be calculated arithmetically to a high degree of accuracy. By: (i) including stripped corporate obligations and interest bearing debt securities; (ii) including securities with maturity dates within 2 years of the liquidation date; and (iii) more actively managing the portfolio, the accuracy of the predicted yield is reduced somewhat with the objective of achieving an increased yield. The reduction in accuracy is kept to an acceptably small amount, however, by an investment technique known as "immunization." By purchasing securities with maturity dates or with interest payment dates prior to the liquidation date, a risk is incurred that the payments received will not be able to be reinvested at interest rates as high as or higher than the yield initially predicted. This is known as "reinvestment risk." By including securities with maturity dates after the liquidation date, a risk is incurred that, because interest rates have increased, the market value of such securities will be lower than had been anticipated. This is known as "market risk." It is also possible, conversely, that payments received prior to the liquidation date can be reinvested at higher rates than the predicted yield and that the value of unmatured securities on the liquidation date will be greater than anticipated. Reinvestment risk and market risk are thus reciprocal in that any change in the general level of interest rates has an opposite effect on the two classes of securities described above.

The portfolios' investment advisor (The Prudential) seeks to balance these risks by making use of the concept of "duration." A bond's duration is the average weighted period of time until receipt of all scheduled cash payments under the bond (whether principal or interest), where the weights are the present value of the amounts to be received on each payment date. Unlike the concept of a bond's "term to maturity," therefore, duration takes into account both the amount and timing of a bond's interest payments, in addition to its maturity date and yield to maturity. The duration of a zero coupon bond is the product of the face amount of the bond and the time until maturity. As applied to a portfolio of bonds, a portfolio's "duration" is the average weighted period of time until receipt of all scheduled payments, whether principal or interest, from all bonds in the portfolio.

When a portfolio's duration is equal to the length of time remaining until its liquidation date, fluctuations in the amount of income accumulated by the portfolio through reinvestment of coupon or principal payments received prior to the liquidation date (i.e., fluctuations caused by reinvestment risk) will, over the period ending on the liquidation date, be approximately equal in magnitude to, but opposite in direction from, fluctuations in the market value on the liquidation date of the portfolio's unmatured bonds (i.e., fluctuations caused by market risk). By maintaining each portfolio's duration within 1 year of the length of time remaining until its liquidation date, The Prudential believes that each portfolio's value on its liquidation date, and hence an investor's compounded investment return to that date, will largely be immunized against changes in the general level of interest rates. The success of this technique could be affected, however, by such factors as changes in the relationship between long-term and short-term interest rates and changes in the difference between the yield on corporate and Treasury securities.

The Prudential will also calculate a projected yield for each Zero Coupon Bond Portfolio. At the beginning of each week, after the net asset value of each Zero Coupon Bond Portfolio has been determined, The Prudential will calculate the compounded annual yield that will result if all securities in the portfolio are held until the liquidation date or, if earlier, until their maturity dates (with the proceeds reinvested until the liquidation date). This is the predicted yield for that date. It can also be expressed as the amount to which a premium of $10,000 is predicted to grow by the portfolio's liquidation date. Both of these numbers will be furnished upon request. Unless there is a significant change in the general level of interest rates -- in which case a recalculation will be made -- the predicted yield is not likely to vary materially over the course of each week.


As stated in the prospectus, as much as 30% of each portfolio's assets may be invested in zero coupon debt securities issued by United States corporations or in high grade interest bearing debt securities, provided that no more than 20% of the assets of the portfolio may be invested in interest bearing securities. The extent to which the portfolio invests in interest bearing securities may rise above 20% as the portfolio moves closer to its liquidation date since both reinvestment risk and market risk become smaller as the period to the liquidation date decreases.


                             INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the portfolios. Restrictions 1, 3, 5, and 8-11 are fundamental and may not be changed without shareholder approval as required by the 1940 Act. Restrictions 2, 4, 6, 7, and 12 are not fundamental and may be changed by the Board of Directors without shareholder approval.

None of the portfolios will:


 1. Buy or sell real estate and mortgages, although the portfolios may buy and sell securities that are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operation. Buy or sell commodities or commodities contracts, except that the Diversified Stock, Balanced, and Specialized Portfolios may purchase and sell stock index futures contracts and related options; the Fixed Income Portfolios (other than the Money Market and Zero Coupon Bond Portfolios), the Global Portfolio, and the Balanced Portfolios may purchase and sell interest rate futures contracts and related options; and all portfolios (other than the Money Market, Government Income and Zero Coupon Bond, and Small Capitalization Stock Portfolios) may purchase and sell foreign currency futures contracts and related options and forward foreign currency exchange contracts.



 2. Except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

 3. Acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition or reorganization.


 4. Make short sales of securities or maintain a short position, except that the Diversified Bond, High Yield Bond, Government Income, Conservative Balanced and Flexible Managed Portfolios may sell securities short up to 25% of their net assets and except that the portfolios (other than the Money Market and Zero Coupon Bond Portfolios) may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.

 5. Purchase securities on margin or otherwise borrow money or issue senior securities except that the Bond, High Yield Bond and Government Income Portfolios, as well as the fixed income portions of the Balanced Portfolios, may enter into reverse repurchase agreements, dollar rolls and may purchase securities on a when- issued and delayed delivery basis; except that the Money Market Portfolio and the money market portion of any portfolio may enter into reverse repurchase agreements and may purchase securities on a when-issued and delayed delivery basis; and except that the Equity, Prudential Jennison, Small Capitalization Stock, Equity Income, Natural Resources, Global, Flexible Managed and Conservative Balanced Portfolios may purchase securities on a when-issued or a delayed delivery basis. The Series Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may borrow from a bank for the account of any portfolio as a temporary measure to facilitate redemptions (but not for leveraging or investment) or to exercise an option, an amount that does not exceed 5% of the value of the portfolio's total assets (including the amount owed as a result of the borrowing) at the time the borrowing is made. Interest paid on borrowings will not be available for investment. Collateral arrangements with respect to futures contracts and options thereon and forward foreign currency exchange contracts (as permitted by restriction no.
    1) are not deemed to be the issuance of a senior security or the purchase of a security on margin. Collateral arrangements with respect to the writing of the following options by the following portfolios are not deemed to be the issuance of a senior security or the purchase of a security on margin:
    Diversified Stock and Specialized Portfolios other than the Stock Index Portfolio (options on equity securities, stock indices, foreign currencies)and the Small Capitalization Stock Portfolio (options on equity securities, stock indices); Balanced Portfolios (options on debt securities, equity securities, stock indices, foreign currencies); Diversified Bond and High Yield Bond Portfolios (options on debt securities, foreign currencies); Government Income Portfolio (options on debt securities). Collateral arrangements entered into by the Fixed Income Portfolios (other than the Money Market and Zero Coupon Bond Portfolios) and the Balanced Portfolios with respect to interest rate swap agreements are not deemed to be the issuance of a senior security or the purchase of a security on margin.


 6. Enter into reverse repurchase agreements if, as a result, the portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the Diversified Bond, High Yield Bond, and Government Income Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, may enter into reverse repurchase agreements and dollar rolls provided that the portfolio's obligations with respect to those instruments do not exceed 30% of the portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).



 7. Pledge or mortgage assets, except that no more than 10% of the value of any portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

 8. Lend money, except that loans of up to 10% of the value of each portfolio may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a portfolio in accordance with its investment objectives and policies.

 9. Underwrite the securities of other issuers, except where the Series Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that a portfolio may make pursuant to item 8 above.

10. Make an investment unless, when considering all its other investments, 75% of the value of a portfolio's assets would consist of cash, cash items, obligations of the United States Government, its agencies or instrumentalities, and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a portfolio's assets and to not more than 10% of the issuer's outstanding voting securities held by the Series Fund as a whole. Some uncertainty exists as to whether certain of the types of bank obligations in which a portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "other securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "other securities" limits the amount a portfolio may invest in the obligations of any one bank to 5% of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation would not apply to the purchase of such obligations.

11. Purchase securities of a company in any industry if, as a result of the purchase, a portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC).


12. Invest more than 15% of its net assets in illiquid securities or invest more than 10% of its net assets in the securities of unseasoned issuers. (The Money Market Portfolio will not invest more than 10% of its net assets in illiquid securities.) For purposes of this restriction, (a) illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time: and (b) unseasoned issuers are issuers (other than U.S. Government agencies or instrumentalities) having a record, together with predecessors, of less than 3 years' continuous operation. This restriction shall not apply to mortgage-backed securities, collateralized mortgage obligations or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



The Natural Resources Portfolio will generally invest a substantial majority of its total assets in securities of natural resource companies. With respect to item 11 above, as it relates to the Natural Resources Portfolio, the following categories will be considered separate and distinct industries: integrated oil/domestic, integrated oil/international, crude oil production, natural gas production, gas pipeline, oil service, coal, forest products, paper, foods (including corn and wheat), tobacco, fertilizers, aluminum, copper, iron and steel, all other basic metals (e.g., nickel, lead), gold, silver, platinum, mining finance, plantations (e.g., edible oils), mineral sands, and diversified resources. A company will be deemed to be in a particular industry if the majority of its revenues is derived from or the majority of its assets is dedicated to one of the categories described in the preceding sentence. The Board of Directors of the Series Fund will review these industry classifications from time to time to determine whether they are reasonable under the circumstances and may change such classifications, without shareholder approval, to the extent necessary.

Certain additional non-fundamental investment policies are applicable only to the Money Market Portfolio. That portfolio will not:

 1. Invest in oil and gas interests, common stock, preferred stock, warrants or other equity securities.


 2. Write or purchase any put or call option or combination of them, except that it may purchase putable or callable securities.

3. Invest in any security with a remaining maturity in excess of 397 days, except that securities held pursuant to repurchase agreements may have a remaining maturity of more than 397 days.


Certain additional non-fundamental investment policies are applicable only to the High Yield Bond Portfolio. That portfolio will not:

 1. Invest in any non-fixed income equity securities, including warrants, except when attached to or included in a unit with fixed income securities, but not including preferred stock.

 2. Invest more than 20% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars. The portfolio will not engage in investment activity in non-U.S. dollar denominated issues without first obtaining authorization to do so from the Series Fund's Board of Directors. See INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS, page 9.

The investments of the various portfolios are generally subject to certain additional restrictions under the laws of the State of New Jersey. In the event of future amendments to the applicable New Jersey statutes, each portfolio will comply, without the approval of the shareholders, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they stand are, in summary form, as follows:

 1. An Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

 2. The stock of a corporation may not be purchased unless: (i) the corporation has paid a cash dividend on the class of stock during each of the past 5 years preceding the time of purchase; or (ii) during the 5-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

 3. Any common stock purchased must be: (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and have market quotations available.

 4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of a portfolio would be invested in the securities of such corporation.

As a result of these currently applicable requirements of New Jersey law, which impose substantial limitations on the ability of the Series Fund to invest in the stock of companies whose securities are not publicly traded or who have not recorded a 5-year history of dividend payments or earnings sufficient to support such payments, the portfolios will not generally hold the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under items 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the portfolio.


Investment limitations also arise under the insurance laws and regulations of Arizona and may arise under the laws and regulations of other states. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios. For example, the Series Fund will generally invest no more than 10% of its assets in the obligations of banks of the foreign countries described in item 2 of SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST, page 29. In addition, the Series Fund adheres to additional restrictions relating to such practices as the lending of securities, borrowing, and the purchase of put and call options, futures contracts, and derivative instruments on securities to comply with investment guidelines issued by the California Department of Insurance.


Current federal income tax laws require that the assets of each portfolio be adequately diversified so that The Prudential and other insurers with separate accounts which invest in the Series Fund and not the Contract owners, are considered the owners of assets held in the Account for federal income tax purposes. See Tax Treatment of Contract Benefits, page 5. The Prudential intends to maintain the assets of each portfolio pursuant to those diversification requirements.

                     INVESTMENT MANAGEMENT ARRANGEMENTS AND
                                    EXPENSES


The Series Fund and The Prudential have entered into an Investment Advisory Agreement under which The Prudential will, subject to the direction of the Board of Directors of the Series Fund, be responsible for the management of the Series Fund, and provide investment advice and related services to each portfolio. As noted in the prospectus, The Prudential has also entered into a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with The Prudential's performance of its obligations under the Investment Advisory Agreement. In addition, The Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison") under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio.

Under the Investment Advisory Agreement, The Prudential receives an investment management fee as compensation for its services to the Series Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual portfolio.


The investment management fee for the Stock Index Portfolio is equal to an annual rate of 0.35% of the average daily net assets of the portfolio. For the Money Market, Diversified Bond, Government Income, Equity Income, and Zero Coupon Bond and Small Capitalization Stock Portfolios, that fee is equal to an annual rate of 0.4% of the average daily net assets of each of the portfolios. For the Equity and Natural Resources Portfolios, the fee is equal to an annual rate of 0.45% of the average daily net assets of each of the portfolios. The fee for the Conservative Balanced and High Yield Bond Portfolios is equal to an annual rate of 0.55% of the average daily net assets of each of the portfolios. For the Flexible Managed and Prudential Jennison Portfolios, the fee is equal to an annual rate of 0.6% of the average daily net assets of the portfolio. The fee for the Global Portfolio is equal to an annual rate of 0.75% of the average daily net assets of the portfolio. Under the Service Agreement, The Prudential pays PIC a portion of the fee it receives for providing investment advisory services. The Prudential pays Jennison a portion of the fee it receives for providing investment advisory services to the Prudential Jennison Portfolio.


The Investment Advisory Agreement requires The Prudential to pay for maintaining any Prudential staff and personnel who perform clerical, accounting, administrative, and similar services for the Series Fund, other than investor services and any daily Series Fund accounting services. It also requires The Prudential to pay for the equipment, office space and related facilities necessary to perform these services and the fees or salaries of all officers and directors of the Series Fund who are affiliated persons of The Prudential or any subsidiary of The Prudential.

Each portfolio pays all other expenses incurred in its individual operation and also pays a portion of the Series Fund's general administrative expenses allocated on the basis of the asset size of the respective portfolios. Expenses that will be borne directly by the portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, interest, certain taxes, charges of the Custodian and Transfer Agent, and other expenses attributable to a particular portfolio. Expenses that will be allocated among all portfolios include legal expenses, state franchise taxes, auditing services, costs of printing proxies, costs of stock certificates, Securities and Exchange Commission fees, accounting costs, the fees and expenses of directors of the Series Fund who are not affiliated persons of The Prudential or any subsidiary of The Prudential, and other expenses properly payable by the entire Series Fund. If the Series Fund is sued, litigation costs may be directly applicable to one or more portfolios or allocated on the basis of the size of the respective portfolios, depending upon the nature of the lawsuit. The Series Fund's Board of Directors has determined that this is an appropriate method of allocating expenses.


Under the Investment Advisory Agreement, The Prudential has agreed to refund to a portfolio (except the Global Portfolio) the portion of the investment management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses of that portfolio (excluding interest, taxes, and brokerage fees and commissions but including investment management fees) exceeds 0.75% of the portfolio's average daily net assets. There is no expense limitation or reimbursement provision for the Global Portfolio.

The Investment Advisory Agreement with The Prudential was most recently approved by the Series Fund's Board of Directors, including a majority of the Directors who are not interested persons of The Prudential, on March 1, 1996 with respect to all portfolios. The Investment Advisory Agreement was most recently approved by the shareholders in accordance with instructions from Contract owners at their 1989 annual meeting with respect to all portfolios except the Prudential Jennison and Small Capitalization Stock Portfolios. A Supplemental Advisory Agreement regarding the Prudential Jennison and Small Capitalization Stock Portfolios was approved by the Series Fund Board of Directors on December 20, 1994 and by the sole shareholder of the Prudential Jennison and Small Capitalization Stock Portfolios on April 5, 1995. The Investment Advisory and Supplemental Investment Advisory Agreements will continue in effect if approved annually by: (1) a majority of the non-interested persons of the Series Fund's Board of Directors; and (2) by a majority of the entire Board of Directors or by a majority vote of the shareholders of each portfolio. The required shareholder approval of the Agreements shall be effective with respect to any portfolio if a majority of the voting shares of that portfolio vote to approve the Agreements, even if the Agreements are not approved by a majority of the voting shares of any other portfolio or by a majority of the voting shares of the entire Series Fund. The Agreements provide that they may not be assigned by The Prudential and that they may be terminated upon 60 days notice by the Series Fund's Board of
Directors or by a majority vote of its shareholders. The Prudential may terminate the Agreements upon 90 days notice.

The Service Agreement between The Prudential and PIC was most recently ratified by shareholders of the Series Fund at their 1989 annual meeting with respect to all portfolios except for the Prudential Jennison and Small Capitalization Stock Portfolios, which had not yet been established. The Service Agreement with respect to those portfolios and the Investment Subadvisory Agreement with Jennison were ratified by the sole shareholder of those portfolios on April 5, 1995. The Service Agreement between The Prudential and PIC will continue in effect as to the Series Fund for a period of more than 2 years from its execution, only so long as such continuance is specifically approved at least annually in the same manner as the Investment Advisory Agreement between The Prudential and the Series Fund. The Service Agreement may be terminated by either party upon not less than 30 days prior written notice to the other party, will terminate automatically in the event of its assignment, and will terminate automatically as to the Series Fund in the event of the assignment or termination of the Investment Advisory Agreement between The Prudential and the Series Fund. The Prudential is not relieved of its responsibility for all investment advisory services under the Investment Advisory Agreement.

The Prudential also serves as the investment advisor to several other investment companies. When investment opportunities arise that may be appropriate for more than one entity for which The Prudential serves as investment advisor, The Prudential will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which The Prudential acts as investor advisor have different investment objectives and positions, The Prudential may from time to time buy a particular security for one or more such entities while at the same time it sells such securities for another.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Prudential is responsible for decisions to buy and sell securities, options on securities and indices, and futures and related options for the Series Fund. The Prudential is also responsible for the selection of brokers, dealers, and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on Series Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities Incorporated, an indirect wholly-owned subsidiary of The Prudential.

Bonds, including convertible bonds, and equity securities traded in the over-the-counter market are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Series Fund will not deal with Prudential Securities Incorporated in any transaction in which Prudential Securities Incorporated acts as principal. Thus, it will not deal with Prudential Securities Incorporated if execution involves Prudential Securities Incorporated's acting as principal with respect to any part of the Series Fund's order.

Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities Incorporated, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act) except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Series Fund, will not significantly affect the portfolios' current ability to pursue their respective investment objectives. However, in the future it is possible that the Series Fund may under other circumstances be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation.

In placing orders for portfolio securities of the Series Fund, The Prudential is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, The Prudential will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Series Fund, The Prudential or The Prudential's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by The Prudential in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Series Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers, dealers or futures commission merchants may be used by The Prudential in providing investment management for the Series Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Prudential's policy is to pay higher commissions to brokers, other than Prudential Securities Incorporated, for particular transactions than might be charged if a different broker had been selected on occasions when, in The Prudential's opinion, this policy furthers the objective of obtaining best price and execution. The Prudential's present policy is not to permit higher commissions to be paid on Series Fund transactions in order to secure research, statistical, and investment services from brokers. The Prudential might in the future authorize the payment of such higher commissions but only with the prior concurrence of the

Board of Directors of the Series Fund, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.

Subject to the above considerations, Prudential Securities Incorporated may act as a securities broker or futures commission merchant for the Series Fund. In order for Prudential Securities Incorporated to effect any portfolio transactions for the Series Fund, the commissions received by Prudential Securities Incorporated must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transac tions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Prudential Securities Incorporated to receive no more than the remuneration that would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Series Fund, including a majority of the non- interested directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities Incorporated are consistent with the foregoing standard. In accordance with Rule 11a2-2(T) under the Securities Exchange Act of 1934, Prudential Securities Incorporated may not retain compensation for effecting transactions on a securities exchange for the Series Fund unless the Series Fund has expressly authorized the retention of such compensation in a written contract executed by the Series Fund and Prudential Securities Incorporated. Rule 11a2-2(T) provides that Prudential Securities Incorporated must furnish to the Series Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities Incorporated from transactions effected for the Series Fund during the applicable period. Brokerage and futures transactions with Prudential Securities Incorporated are also subject to such fiduciary standards as may be imposed by applicable law.


For the years 1995, 1994, and 1993, the Series Fund paid a total of $xx,xxx,xxx, $11,579,886, and $9,492,283, respectively, in brokerage commissions. Of those amounts, $xxx,xxx, $560,155, and $977,695, for 1995, 1994, and 1993,
respectively, was paid out to Prudential Securities Incorporated. For 1995, the commissions paid to this affiliated broker constituted x.xx% of the total commissions paid by the Series Fund for that year. Transactions through this affiliated broker accounted for x.xx% of the aggregate dollar amount of transactions for the Series Fund involving the payment of commissions.


                        DETERMINATION OF NET ASSET VALUE

Shares in the Series Fund are currently offered continuously, without sales charge, at prices equal to the respective net asset values of the portfolios, only to separate accounts to fund benefits payable under the Contracts described in the variable life insurance and variable annuity prospectuses. The Series Fund may at some later date also offer its shares to other separate accounts of The Prudential or other insurers. The Prudential acts as principal underwriter to the Series Fund. As such, The Prudential receives no underwriting compensation from the Series Fund.


As noted in the prospectus, the net asset value of the shares of each portfolio is determined once daily on each day the New York Stock Exchange ("NYSE") is open for business. The NYSE is open for business Monday through Friday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event the New York Stock Exchange closes early on any business day, the net asset value of each portfolio shall be determined at a time between such closing and 4:15 p.m. New York City time.

In determining the net asset value of the Diversified Bond, High Yield Bond, and Government Income Portfolios, securities (other than debt obligations with remaining maturities of less than 60 days, which are valued at amortized cost) will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at securities valuations.


The net asset value of shares of the Money Market Portfolio will normally remain at $10 per share, because the net investment income of this portfolio (including realized and unrealized gains and losses on portfolio holdings) will be declared as a dividend each time the portfolio's net income is determined. See DIVIDENDS, DISTRIBUTIONS AND TAXES, page 33. If in the view of the Board of Directors of the Series Fund it is inadvisable to continue to maintain the net asset value of the Money Market Portfolio at $10 per share, the Board reserves the right to alter the procedure. The Series Fund will notify Contract owners of any such alteration.


All short-term debt obligations in the Money Market Portfolio of 397 days' maturity or less are valued on an amortized cost basis. This means that each obligation will be valued initially at its purchase price and thereafter by amortizing any discount or premium uniformly to maturity, regardless of the impact of fluctuating interest rates on the market value of the obligation. This highly practical method of valuation is in widespread use and almost always results in a value that is extremely close to the actual market value. In order to continue to utilize the amortized cost method of valuation, the Money Market Portfolio may not purchase any security with a remaining maturity of more than 397 days and must maintain a dollar-weighted average portfolio maturity of 90 days or less. In the event of sizeable changes in interest rates, however, the value determined by this method may be higher or lower than the price that would be received if the obligation were sold. The Series Fund's Board of Directors has established procedures to determine whether, on these occasions, if any should occur, the deviation might be enough to affect the value of shares in the Money Market Portfolio by more than 1/2 of one percent, and, if it does, an appropriate adjustment will be made in the value of the obligations. The portfolio may only be invested in securities of high quality as described in detail below in SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST.

The net asset value of the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, and Natural Resources Portfolios will be determined in the following manner. Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. New York City time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) and Government bonds held by the Equity Income and Natural Resources Portfolios are valued on the same basis as securities in the Diversified Bond and High Yield Bond Portfolios, as described above. Short-term debt instruments which mature in less than 60 days are valued at amortized cost. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents.


Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities, and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of any such securities are determined as of such times for purposes of computing a portfolio's net asset value. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. If an extraordinary event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith by the applicable portfolio manager under procedures established by and under the general supervision of the Series Fund's Board of Directors.


In determining the net asset value of each of the Balanced Portfolios, the method of valuation of a security depends on the type of investment involved. Intermediate or long-term fixed income securities are valued in the same way as such securities are valued in the Diversified Bond Portfolio, and common stocks and convertible debt securities are valued in the same way as such securities are valued in the Equity Portfolio. Short-term debt obligations with a maturity of 12 months or less are valued on an amortized cost basis in accordance with an order obtained from the Securities and Exchange Commission. Each Balanced
Portfolio must maintain a dollar-weighted average maturity for its short-term debt obligations of 120 days or less. As discussed above in connection with the Money Market Portfolio, the values determined by the amortized cost method may deviate from market value under certain circumstances. The Series Fund's Board of Directors has established procedures to monitor whether any material deviation occurs and, if so, will promptly consider what action, if any, should be initiated to prevent unfair results to Contract owners. The short-term portion of these portfolios may be invested only in high quality instruments, as described below in SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST.

In determining the net asset value of the shares of the Zero Coupon Bond Portfolios 2000 and 2005, securities (other than debt obligations with maturities of less than 60 days, which are valued at amortized cost) will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at securities valuations.

With respect to all the portfolios which utilize such investments, options on stock and stock indices traded on national securities exchanges are valued at the average of the bid and asked prices as of the close of the respective exchange (which is currently 4:10 p.m. New York City time). Futures contracts and options thereon are valued at the last sale price at the close of the applicable commodities exchanges or board of trade (which is currently 4:15 p.m. New York City time) or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade.


Securities or assets for which market quotations are not readily available will be valued at fair value as determined by The Prudential under the direction of the Board of Directors of the Series Fund.

               SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY
                                CURRENTLY INVEST

The Money Market Portfolio, and the other portfolios to the extent their investment policies so provide, may invest in the following liquid, short-term, debt securities regularly bought and sold by financial institutions:

1. U.S. Treasury Bills and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees or to the backing solely of the issuing instrumentality itself. Securities which are not backed by the full faith and credit of the United States include but are not limited to obligations of the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the United States Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, the obligations of which may only be satisfied by the individual credit of the issuing agency. Obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank are examples of securities that are backed by the full faith and credit of the United States.

2. Obligations (including certificates of deposit, bankers' acceptances, and time deposits) of domestic banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign offices of foreign banks provided that such bank has, at the time of the portfolio's investment, total assets of at least $1 billion or the equivalent. Obligations of any savings and loan association or savings bank organized under the laws of the United States or any state thereof, provided that such association or savings bank has, at the time of the portfolio's investment, total assets of at least $1 billion. The term "certificates of deposit" includes both Eurodollar certificates of deposit, which are traded in the over-the-counter market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers, including future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments.

"Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

3. Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies, instrumentalities or political subdivisions, denominated in U.S. dollars, and, at the date of investment, rated at least A or A-2 by Standard & Poor's Corporation ("S&P"), A or Prime-2 by Moody's Investors Service ("Moody's") or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's. For a description of corporate bond ratings, see DEBT RATINGS, page 31. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph 2 above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Series Fund's investment adviser (which as noted above is currently The Prudential) under the supervision of the Series Fund's Board of Directors.

As stated above in paragraphs 2 and 3, the Money Market Portfolio and short-term portions of the other portfolios may contain obligations of foreign branches of domestic banks and domestic branches of foreign banks, as well as commercial paper, bills, notes, and other obligations issued in the United States by foreign issuers, including foreign governments, their agencies, and instrumentalities. This involves certain additional risks. These risks include future political and economic developments in the country of the issuer, the possible imposition of withholding taxes on interest income payable on such obligations held by the Series Fund, the possible seizure or nationalization of foreign deposits, and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of principal and interest on such obligations held by the Series Fund. In addition, there may be less publicly available information about a foreign issuer than about a domestic one, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestics issuers. Securities issued by foreign issuers may be subject to greater fluctuations in price than securities issued by U.S. entities. Finally, in the event of default with respect to any such foreign debt obligations, it may be more difficult for the Series Fund to obtain or to enforce a judgment against the issuers of such securities.

4. Repurchase Agreements. When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Series Fund will not enter into repurchase agreements unless the agreement is "fully collateralized" (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the 'loan' including accrued interest). The Series Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. The Series Fund has adopted standards for the parties with whom it will enter into repurchase agreements which it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Series Fund may incur a loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Series Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Series Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

The Series Fund will not enter into repurchase agreements with The Prudential or its affiliates, including Prudential Securities Incorporated. This will not affect the Series Fund's ability to maximize its opportunities to engage in repurchase agreements.


5. Reverse Repurchase Agreements. The Money Market Portfolio may use reverse repurchase agreements, which are described under Reverse Repurchase Agreements and Dollar Rolls in the prospectus. No portfolio may obligate more than 10% of its net assets in connection with reverse repurchase agreements, except that the Diversified Bond, High Yield Bond, and Government Income Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, may obligate up to 30% of their net assets in connection with reverse repurchase agreements and dollar rolls.


6. When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Money Market Portfolio may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the portfolio until delivery and payment take place. At the time the portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such securities in determining its net asset value. The portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Series Fund's custodian bank will maintain in a separate account securities of the portfolio having a value equal to or greater than such commitments. On delivery dates for such transactions, the portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the portfolio's net assets would be so committed.

The Board of Directors of the Series Fund has adopted policies for the Money Market Portfolio to conform to amendments of an SEC rule applicable to money market funds, like the portfolio. These policies do not apply to any other portfolio. The policies are as follows: (1) The portfolio will not invest more than 5% of its assets in the securities of any one issuer (except U.S. Government securities); however, the portfolio may exceed the 5% limit with respect to a single security rated in the highest rating category for up to three business days after the purchase thereof; (2) To be eligible for investment, a security must be a United States dollar-denominated instrument that the Series Fund's Board has determined to present minimal credit risks and must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the security or issue, or if only one NRSRO has assigned a rating, that NRSRO. An unrated security must be deemed to be of comparable quality as determined by the Series Fund's Board. In other words, the portfolio will invest in only first tier or second tier securities. First tier securities are securities which are rated by at least two NRSROs, or by the only NRSRO that has rated the security, in the highest short-term rating category, or unrated securities of comparable quality as determined by the Series Fund's Board. Second tier securities are eligible securities that are not first tier securities; (3) The portfolio will not invest more than 5% of its total assets in second tier securities; (4) The portfolio may not invest more than 1% of its assets in second tier securities of any one issuer;
(5) In the event a first tier security held by the portfolio is downgraded and becomes a second tier security, or in the case of an unrated security the Series Fund's Board determines it is no longer of comparable quality to a first tier security, or in the event The Prudential becomes aware that an NRSRO has rated a second tier security or an unrated portfolio security below its second highest rating, the Board will reassess promptly whether the security presents minimal credit risks and shall cause the portfolio to take such action as the Board determines is in the best interests of the portfolio and its shareholders; (6) In the event of a default or if because of a rating downgrade a security held in the portfolio is no longer an eligible investment, the portfolio will sell the security as soon as practicable unless the Series Fund's Board makes a specific finding that such action would not be in the best interest of the portfolio; and
(7) The portfolio's dollar-weighted average maturity will be no more than 90 days. The Series Fund's Board of Directors has adopted written procedures delegating to the investment advisor under certain guidelines the responsibility to make several of the above-described determinations, including certain credit quality determinations.

                                  DEBT RATINGS

Moody's Investors Services, Inc. describes its categories of corporate debt securities and its "Prime-1" and "Prime-2" commercial paper as follows:

Bonds:

Aaa  -    Bonds which are rated Aaa are judged to be of the best  quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   -    Bonds  which are  rated Aa are  judged  to be of high  quality  by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A    -    Bonds which are rated A possess many favorable  investment  attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa  -    Bonds which are rated Baa are considered as medium grade  obligations,
          i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   -    Bonds  which are rated Ba are  judged  to have  speculative  elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    -    Bonds  which  are  rated  B  generally  lack  characteristics  of  the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  -    Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca   -    Bonds which are rated Ca represent  obligations  which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Commercial paper:

  o Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

       --  Leading market positions in well-established industries.
       --  High rates of return of funds employed.
       -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
       -- Well established access to a range of financial markets and assured sources of alternate liquidity.

  o Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Corporation describes its grades of corporate debt securities and its "A" commercial paper as follows:

Bonds:

AAA Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

AA Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long term money market.


A Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominately reflect money rates in their market behavior, but to some extent, also economic conditions.


BBB Bonds rated BBB, or medium grade, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

BB-B-CCC-CC       Bonds rated BB, B, CCC and CC are  regarded,  on  balance,  as
                  predominantly   speculative   with  respect  to  the  issuer's
                  capacity to pay  interest and repay  principal  in  accordance with the terms of the  obligations.  BB  indicates  the lowest
                  degree  of   speculation   and  CC  the   highest   degree  of
                  speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper:

Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long term senior debt rating is "A" or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowings. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

                     POSSIBLE REPLACEMENT OF THE SERIES FUND

Although The Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, The Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of such substitution.

In addition, although it is highly unlikely, it is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as: (1) changes in state insurance law;
(2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) difference between voting instructions given by variable life insurance and variable annuity contract owners. The Prudential will bear the expense, if it does become necessary, of remedying any material conflict including establishing a new underlying investment company and segregating the assets held under variable life insurance and variable annuity contracts.

                  OTHER INFORMATION CONCERNING THE SERIES FUND

Incorporation and Authorized Stock


The Series Fund was incorporated under Maryland law on November 15, 1982. The authorized Capital Stock of the Series Fund consists of 2 billion shares, par value $0.01 per share. The shares of Capital Stock are divided into fifteen classes: Money Market Portfolio Capital Stock (225 million shares), Diversified Bond Portfolio Capital Stock (200 million shares), Government Income Portfolio Capital Stock (100 million shares), Zero Coupon Bond Portfolio 2000 Capital Stock (25 million shares), Zero Coupon Bond Portfolio 2005 Capital Stock (50 million shares), Conservative Balanced Portfolio Capital Stock (300 million shares), Flexible Managed Portfolio Capital Stock (300 million shares), High Yield Bond Portfolio Capital Stock (100 million shares), Stock Index Portfolio Capital Stock (100 million shares), Equity Income Portfolio Capital Stock (100 million shares), Equity Portfolio Capital Stock (200 million shares), Prudential Jennison Portfolio Capital Stock (50 million shares), Small Capitalization Stock Portfolio Capital Stock (50 million shares), Global Portfolio Capital Stock (100 million shares), Natural Resources Portfolio Capital Stock (100 million shares). The shares of each portfolio, when issued, will be fully paid and non-assessable, will have no conversion, exchange or similar rights, and will be freely transferable. Each share of stock will have a pro rata interest in the assets of the portfolio to which the stock of that class relates and will have no interest in the assets of any other portfolio.


Dividends, Distributions and Taxes

The Series Fund is qualified as a regulated investment company under Section 851 of the Internal Revenue Code and distributes substantially all of each portfolio's net investment income and realized gains from securities transactions to the respective subaccounts, which immediately reinvest it. For each taxable year in which it and each of its portfolios so qualify, the Series Fund will not be subject to tax on net investment income and realized gains from securities transactions distributed to shareholders.

Custodian and Transfer Agent


Chemical Bank, 4 New York Plaza, New York, N.Y. 10004, is the custodian of the assets held by all the portfolios, except the Global Portfolio, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities held by these portfolios. Chemical Bank is also authorized to use the facilities of the Mortgage Backed Security Clearing Corporation (a subsidiary of the Midwest Stock Exchange) with respect to mortgage-backed securities held by any of these portfolios. Chemical Bank maintains certain financial and accounting books and records pursuant to an agreement with the Series Fund. Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, MA 02109, is the custodian of the assets of the Global Portfolio. Brown Brothers employs subcustodians, who were approved by the directors of the Series Fund in accordance with regulations of the Securities and Exchange Commission, for the purpose of providing custodial service for the Global Portfolio's foreign assets held outside the United States. Morgan Guaranty Trust Company, 60 Wall Street, New York, NY 10260 is the custodian of the assets held in connection with repurchase agreements entered into by the portfolios and is authorized to use the facilities of the book-entry system of the Federal Reserve Bank. The directors of the Series Fund monitor the activities of the custodians and the subcustodians.


The Prudential is the transfer agent and dividend-disbursing agent for the Series Fund. The Prudential as transfer agent issues and redeems shares of the Series Fund and maintains records of ownership for the shareholders.

Experts

The financial statements of the Series Fund included in this statement of additional information and the FINANCIAL HIGHLIGHTS included in the prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, NJ 07054-0319.

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



Licenses

As part of the Investment Advisory Agreement, The Prudential has granted the Series Fund a royalty-free, non-exclusive license to use the words "The Prudential" and its registered service mark of a rock representing the Rock of Gibraltar. However, The Prudential may terminate this license if The Prudential or a company controlled by it ceases to be the Series Fund's investment advisor. The Prudential may also terminate the license for any other reason upon 60 days written notice; but, in this event, the Investment Advisory Agreement shall also terminate 120 days following receipt by the Series Fund of such notice, unless a majority of the outstanding voting securities of the Series Fund vote to continue the Agreement notwithstanding termination of the license.

The Series Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to Contract owners or any member of the public regarding the advisability of investing in securities generally or in the Series Fund particularly or the ability of the S&P 500 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Series Fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index. The S&P 500 Index and the S&P SmallCap 600 Index are determined, composed and calculated by S&P without regard to the Series Fund, the Stock Index Portfolio or the Small Capitalization Stock Portfolio. S&P has no obligation to take the needs of the Series Fund or the Contract owners into consideration in determining, composing or calculating the S&P 500 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Series Fund shares or the timing of the issuance or sale of those shares or in the determination or calculation of the equation by which the shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Series Fund Shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY SERIES FUND, CONTRACT OWNERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


   DIRECTORS AND OFFICERS OF THE PRUDENTIAL AND MANAGEMENT OF THE SERIES FUND


                    DIRECTORS AND OFFICERS OF THE PRUDENTIAL

The directors and certain officers of The Prudential, listed with their principal occupations during the past 5 years, are shown below.

                           DIRECTORS OF THE PRUDENTIAL

FRANKLIN  E. AGNEW.  Director.  -- Business  Consultant  and former  Senior Vice
President  of  H.J.  Heinz.   Address:  One  Mellon  Bank  Center,  Suite  2120,
Pittsburgh, PA 15219.

FREDERIC K. BECKER, Director. -- President of Wilentz, Goldman, and Spitzer (law firm). Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

WILLIAM   W.   BOESCHENSTEIN,   Director.--Director,   Owens-Corning   Fiberglas
Corporation. Address: Fiberglas Tower, Toledo, OH 43659.

LISLE C. CARTER, JR., Director.--Former Senior Vice President and General Counsel, United Way of America. Address: 1307 Fourth Street, S.W., Washington, DC 20024.

JAMES G. CULLEN, Director.--President, Bell Atlantic Corporation since 1993; Prior to 1993: President, New Jersey Bell. Address: 1301 North Court House Road, 11th floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS, Director.--Health Care Advisor, Ernst & Young. Address: 1200 Nineteenth Street, N.W., 4th floor, Washington, DC 20024.


ROGER A. ENRICO, Director.--Vice Chairman, Pepsi Co. Inc. since 1993; 1991 to 1993: Chairman and Chief Executive Officer, Pepsi Co. Worldwide Foods. Address:
7701 Legacy Drive, Plano, TX 75024.


ALLAN D. GILMOUR,  Director.--Former Vice Chairman, Ford Motor Company. Address:
Prudential Plaza, Newark, NJ 07102-3777.

WILLIAM H. GRAY, III, Director.--President and Chief Executive Officer, United Negro College Fund, Inc. since 1991. Address: 500 East 62nd Street, New York, NY 10021.


JON F. HANSON, Director.--Chairman, Hampshire Management Co. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.


CONSTANCE J. HORNER, Director.--Guest Scholar, The Brookings Institution since 1993; 1991 to 1992 Assistant to the President and Director of Presidential Personnel, U.S. Government. Address: 1775 Massachusetts Avenue, N.W., Washington, DC 20036-2188.


ALLEN F. JACOBSON, Director.--Former Chairman and Chief Executive Officer, Minnesota Mining & Manufacturing Co. Address: 30 Seventh Street East, St. Paul, MN 55101-4901.

GARNETT L. KEITH, JR., Director and Vice Chairman.--Vice Chairman of The Prudential. Address: Prudential Plaza, Newark, NJ 07102-3777.

BURTON G. MALKIEL, Director.--Chemical Bank Chairman's Professor of Economics, Princeton University. Address: Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

JOHN R. OPEL, Director.--Prior to 1994, Chairman of the Executive Committee, International Business Machines Corporation. Address: 590 Madison Avenue, New York, NY 10022.

ARTHUR F. RYAN, Chairman of the Board, President, and Chief Executive Officer. -- Chairman of the Board, President, and Chief Executive Officer, The Prudential since 1994; Prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Address: 751 Broad Street, Newark, NJ 07102-3777.

CHARLES R. SITTER, Director.--President and Director, Exxon Corporation since 1993; Prior to 1993; Director, Exxon Corporation. Address: 225 John W. Carpenter Freeway, Irving, TX 75062.

DONALD L. STAHELI, Director.--Chairman and Chief Executive Officer, Continental Grain Company since 1994; Prior to 1994; Chairman, Continental Grain Company.
Address: 277 Park Avenue, New York, NY 10172.

RICHARD M. THOMSON, Director.--Chairman of the Board and Chief Executive Officer, The Toronto-Dominion Bank. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

P. ROY VAGELOS, M.D., Director.--Chairman, Regeneron Pharmaceuticals since 1995; Prior to 1995, Chairman, President and Chief Executive Officer, Merck & Co., Inc. Address: 126 East Lincoln Avenue, Rahway, NJ 07065.

STANLEY C. VAN NESS, Director.--Attorney, Picco Mack Herbert Kennedy Jaffe Perrella and Yoskin (law firm). Address: One State Street Square, Suite 1000, Trenton, NJ 08607-1388.

PAUL A. VOLCKER, Director.--Chairman, James D. Wolfensohn, Inc. Address: 599 Lexington Avenue, New York, NY 10022.

JOSEPH H. WILLIAMS, Director.--Chairman of the Board, The Williams Companies since 1994; Prior to 1994: Chairman and Chief Executive Officer, The Williams Companies. Address: P.O. Box 2400, Tulsa, OK 74102.

                 OTHER EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS


MARK B. GRIER, Chief Financial Officer.--Chief Financial Officer of The Prudential since 1995; Prior to 1995: Executive Vice President and Head of Global Markets, Chase Manhattan Corporation.

SUSAN L. BLOUNT, Vice President and Secretary.--Vice President and Secretary of The Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company.

C. EDWARD CHAPLIN, Vice President and Treasurer.--Vice President and Treasurer of The Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of The Prudential; 1992 to 1993: Vice President and Assistant
Treasurer,  Banking  and  Cash  Management  for The  Prudential;  Prior to 1992:
Regional Vice President of Prudential Mortgage Capital Company.

                          MANAGEMENT OF THE SERIES FUND

The names of all directors and officers of the Series Fund and the principal occupation of each during the last 5 years are shown below. Unless otherwise stated, the address of each director and officer is Prudential Plaza, Newark, New Jersey 07102-3777.



MENDEL A. MELZER*, Chairman of the Board--Chief Financial Officer of the Money Management Group of The Prudential since 1995; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services; 1991 to 1993: Managing Director, The Prudential Investment Corporation; Prior to 1991: Senior Vice President, Prudential Capital Corporation.

E. MICHAEL CAULFIELD*, President and Director--Chief Executive Officer of the Money Management Group of The Prudential since 1995; 1995: Chief Executive Officer, Prudential Preferred Financial Services; 1993 to 1995: President, Prudential Preferred Financial Services; 1992 to 1993: President, Prudential Property and Casualty Insurance Company; Prior to 1992: President of Investment Services of The Prudential.


SAUL K.  FENSTER,  Director--President  of New Jersey  Institute of  Technology.
Address: 323 Martin Luther King Boulevard, Newark, New Jersey 07102.

W.  SCOTT  McDONALD,  JR.,   Director--Executive  Vice  President  of  Fairleigh
Dickinson University since 1991: Prior to 1991: Executive Vice President of Drew University. Address: 23 Forest Road, Madison, New Jersey 07940.

JOSEPH WEBER, Director--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.


STEPHEN P. TOOLEY, Comptroller--Vice President and Comptroller of the Individual Insurance Group of The Prudential since 1995; 1993 to 1995: Vice President and Comptroller of Prudential Insurance and Financial Services; Prior to 1993:
Director, Financial Analysis of The Prudential.


THOMAS C. CASTANO, Secretary and Treasurer--Assistant General Counsel of The Prudential since 1993; Prior to 1993: Assistant General Counsel of Pruco Life Insurance Company.

No director or officer of the Series Fund who is also an officer, director or employee of The Prudential or its affiliates is entitled to any remuneration from the Series Fund for services as one of its directors or officers. Each director of the Series Fund who is not an interested person of the Series Fund will receive a fee of $2,000 per year plus $200 per portfolio for each meeting of the Board attended and will be reimbursed for all expenses incurred in connection with attendance at meetings.


*These members of the Board are interested persons of The Prudential, its affiliates or the Series Fund as defined in the 1940 Act. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Series Fund and The Prudential, must be approved by a majority of the members of the Board who are not interested persons of The Prudential, its affiliates or the Series Fund. Mr. Melzer and Mr. Caulfield, two of the five members of the Board, are interested persons of The Prudential and the Series Fund, as that term is defined in the 1940 Act, because they are officers and/or affiliated persons of The Prudential, the investment advisor to the Series Fund. Messrs. Fenster, McDonald, and Weber are not interested persons of The Prudential, its affiliates or the Series Fund. However, Mr. Fenster is President of the New Jersey Institute of Technology. The Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

            FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC.

            THE PRUDENTIAL SERIES FUND, INC. SCHEDULE OF INVESTMENTS

                       To be filed Pursuant to Rule 485(b)

                                       A1

STATEMENT OF ADDITIONAL INFORMATION


May 1, 1996


PRUCO LIFE INSURANCE COMPANY
PRUVIDER VARIABLE APPRECIABLE ACCOUNT

PRUvider
Variable
APPRECIABLE
LIFE(R)___________________
INSURANCE CONTRACTS

PROVIDING FOR THE INVESTMENT
OF ASSETS IN THE
INVESTMENT PORTFOLIOS OF

THE PRUDENTIAL SERIES
FUND, INC.

The Pruco Life Insurance Company, a stock life insurance company that is a wholly-owned subsidiary of the Prudential Insurance Company of America, offers a variable life insurance contract called the PRUvider Variable Appreciable
Life(R) Insurance Contract*. The Contract provides whole-life insurance protection. The death benefit varies daily with investment experience but will never be less than the "face amount" of insurance specified in the Contract. The Contract also generally provides a cash surrender value which also varies with investment experience. There is no guaranteed minimum cash surrender value.


The assets held for the purpose of paying benefits under these contracts can be invested in one or both of the two current subaccounts of the Pruco Life PRUvider Variable Appreciable Account. The assets invested in each subaccount are in turn invested in a corresponding portfolio of The Prudential Series Fund, Inc., a diversified, open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives to variable contract owners. Each portfolio is, for investment purposes, in effect a separate fund. The two available Series Fund portfolios are the Conservative Balanced Portfolio and the Flexible Managed Portfolio. A separate class of capital stock is issued for each portfolio. Shares of the Series Fund are currently sold only to separate accounts of Pruco Life and certain other insurers to fund the benefits under variable life insurance and variable annuity contracts issued by those companies.


The PRUvider Variable Appreciable Life(R) Insurance Contract owner may also choose to invest in a fixed-rate option which is described in the prospectus of The Pruco Life PRUvider Variable Appreciable Account.

                      ------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT DATED MAY 1, 1996, WHICH IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE PRUCO LIFE INSURANCE COMPANY, 213 WASHINGTON STREET, NEWARK, NEW JERSEY 07102-2992 OR BY TELEPHONING (800) 437-4016, Ext. 46.

                      ------------------------------------

                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                       Telephone: (800) 437-4016, Ext. 46

*PRUvider is a service mark of The Prudential.
 Appreciable Life is a registered mark of The Prudential.


 SVAL-1SAI Ed 5-96
Catalog No. 64M086G


                                              STATEMENT OF ADDITIONAL INFORMATION
                                                            CONTENTS
                                                                                                                            Page
MORE DETAILED INFORMATION ABOUT THE CONTRACT...................................................................................1
         Sales Load Upon Surrender.............................................................................................1
         Reduction of Charges for Concurrent Sales to Several Individuals......................................................1
         Paying Premiums by Payroll Deduction..................................................................................1
         Unisex Premiums and Benefits..........................................................................................1
         How the Death Benefit Will Vary.......................................................................................2
         Withdrawal of Excess Cash Surrender Value.............................................................................2
         Tax Treatment of Contract Benefits....................................................................................2

                  Treatment as Life Insurance..................................................................................3
                  Pre-Death Distributions......................................................................................3
                  Withholding..................................................................................................4
                  Other Tax Considerations.....................................................................................4

         Sale of the Contract and Sales Commissions............................................................................4
         Riders   .............................................................................................................5
         Other Standard Contract Provisions....................................................................................5

                  Beneficiary..................................................................................................5
                  Incontestability.............................................................................................5
                  Misstatement of Age or Sex...................................................................................5
                  Suicide Exclusion............................................................................................5
                  Assignment...................................................................................................5
                  Settlement Options...........................................................................................5

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS...........................................................................5
         General  .............................................................................................................5
         Convertible Securities................................................................................................6
         Warrants .............................................................................................................6
         Options and Futures...................................................................................................6
         When-Issued and Delayed Delivery Securities..........................................................................12
         Short Sales..........................................................................................................12
         Short Sales Against the Box..........................................................................................13
         Interest Rate Swaps..................................................................................................13
         Loans of Portfolio Securities........................................................................................13
         Illiquid Securities..................................................................................................14
         Forward Foreign Currency Exchange Contracts..........................................................................14

INVESTMENT RESTRICTIONS.......................................................................................................15

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES...............................................................................18

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................................................................19

DETERMINATION OF NET ASSET VALUE..............................................................................................20

SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST...........................................................21

DEBT RATINGS..................................................................................................................23

POSSIBLE REPLACEMENT OF THE SERIES FUND.......................................................................................25

OTHER INFORMATION CONCERNING THE SERIES FUND..................................................................................26
         Incorporation and Authorized Stock...................................................................................26
         Dividends, Distributions and Taxes...................................................................................26
         Custodian and Transfer Agent.........................................................................................26
         Experts  ............................................................................................................26
         License  ............................................................................................................26

DIRECTORS AND OFFICERS OF PRUCO LIFE AND MANAGEMENT OF THE SERIES FUND........................................................27

FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC...................................................................... A1

THE PRUDENTIAL SERIES FUND, INC. SCHEDULE OF INVESTMENTS..................................................................... B1

                  MORE DETAILED INFORMATION ABOUT THE CONTRACT

Sales Load Upon Surrender

A contingent deferred sales load is assessed if the Contract lapses or is surrendered during the first 10 Contract years. No such charge is applicable to the death benefit, no matter when that may become payable. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first 5 Contract years the charge will be equal to 50% of the first year's primary annual premium. In the next 5 Contract years that percentage is reduced uniformly on a daily basis until it reaches zero on the tenth Contract anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year 7, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth.

The contingent deferred sales load is also subject to a further limit at older issue ages (approximately above age 61) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of face amount.


The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first 5 or 6 years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in the prospectus in item (a) under Monthly Deductions from Contract Fund.) The limitation is applied in order to conform with the requirements of the Investment Company Act of 1940 and regulations adopted thereunder, which limit the amount of non-refundable sales load that may be charged on contracts within the first 2 years.


The limitation is as follows: (Every Contract has associated with it a Guideline Annual Premium ("GAP"), which is an amount determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission ("SEC").) The maximum aggregate sales load that Pruco Life will charge (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to 5 GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.

Reduction of Charges for Concurrent Sales to Several Individuals

Pruco Life may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Pruco Life determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors: (1) the number of individuals; (2) the total amount of premium payments expected to be received from these Contracts; (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts; (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which Pruco Life believes to be relevant in determining whether reduced sales or administrative expenses may be expected. Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Pruco Life on a uniform basis. Pruco Life's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

Paying Premiums by Payroll Deduction

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Pruco Life monthly. Any Pruco Life representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

Unisex Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Pruco Life may offer the Contract with unisex mortality rates to such prospective purchasers.

How the Death Benefit Will Vary

The death benefit will vary with investment experience. Assuming no withdrawals, the death benefit will be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund value" for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund values between Contract anniversaries are determined by interpolation. The "Tabular Contract Fund value" for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if only scheduled premiums were paid, they were paid when due, the selected investment options earned a net return at a uniform rate of 4% per year, full mortality charges based upon the 1980 CSO Table were deducted, maximum sales load and expense charges were deducted, and there was no Contract debt.

Thus, for a Contract with no withdrawals, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund value. If, due to investment results greater than a net return of 4%, or to payment of greater than scheduled premiums, or to smaller than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the tabular Contract Fund value, the death benefit will not fall below the initial face amount stated in the Contract; however, this unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the tabular level before favorable investment results or additional payments will increase the death benefit. Again, the death benefit will reflect a deduction for the amount of any Contract debt. See Contract Loans in the prospectus.

The Contract Fund could grow to the point where it is necessary to increase the death benefit by a greater amount in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit will always be the greatest of (1) the face amount plus the Contract Fund minus the tabular Contract Fund value; (2) the guaranteed minimum death benefit; and (3) the Contract Fund times the attained age factor that applies.

Withdrawal of Excess Cash Surrender Value

Under certain circumstances, a Contract owner may withdraw a portion of the Contract's cash surrender value without surrendering the Contract in whole or in part. The amount that a Contract owner may withdraw is limited by the requirement that the Contract Fund after withdrawal must not be less than the tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in force.) But because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $200. An owner may make no more than four such withdrawals in each Contract year, and there is a $15 administrative processing fee for each withdrawal. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, Pruco Life will tell a Contract owner how much he or she may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, below. A temporary need for funds may also be met by making a loan and you should consult your Pruco Life representative about how best to meet your needs.

When a withdrawal is made, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is accordingly reduced. Neither the face amount of insurance nor the amount of scheduled premiums will be changed due to a withdrawal of excess cash surrender value. No surrender charges will be assessed upon a withdrawal.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if scheduled premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Pruco Life treats withdrawals as a return of premium.

Tax Treatment of Contract Benefits

Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Pruco Life believes the tax laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws and regulations or interpretations will not change.

Treatment as Life Insurance. The Contract will be treated as "life insurance" as long as it satisfies certain definitional tests set forth in Section 7702 of the Internal Revenue Code (the "Code") and as long as the underlying investments for the Contract satisfy diversification requirements set forth in Treasury Regulations issued pursuant to Section 817(h) of the Code.

These diversification requirements must ordinarily be met within 1 year after Contract owner funds are first allocated to the particular portfolio of the Series Fund, and within 30 days after the end of each calendar quarter thereafter. Each portfolio must meet one of two alternative tests. Under the first test, no more than 55% of the portfolio's assets can be invested in any one investment; no more than 70% of the assets can be invested in any two investments; no more than 80% can be invested in any three investments; and no more than 90% can be invested in any four investments. Under the second test, the portfolio must meet the tax law diversification requirements for a regulated investment company and no more than 55% of the value of the portfolio's assets can be invested in cash, cash items, Government securities, and securities of other regulated investment companies.

For purposes of determining whether a variable account is adequately diversified, each United States Government agency or instrumentality is treated as a separate issuer. Compliance with diversification requirements will generally limit the amount of assets that may be invested in federally insured certificates of deposit and all types of securities issued or guaranteed by each United States Government agency or instrumentality.

Pruco Life believes that it has taken adequate steps to cause the Contract to be treated as life insurance for tax purposes. This means that: (1) except as noted below, the Contract owner should not be taxed on any part of the Contract Fund, including additions attributable to interest or appreciation; and (2) the death benefit should be excludible from the gross income of the beneficiary under section 101(a) of the Code.

However, Section 7702 of the Code, which defines life insurance for tax purposes, gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the Section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations under Sections 101, 7702, and 7702A governing the treatment of life insurance policies that provide accelerated death benefits were issued in 1992. None of these proposed regulations has yet been finalized. Additional regulations under
Section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under Section 817(d) relating to the definition of a variable contract.

Pruco Life intends to comply with final regulations issued under sections 7702 and 817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.

Pre-Death Distributions. The taxation of pre-death distributions depends on whether the Contract is classified as a Modified Endowment Contract. The following discussion first deals with distributions under Contracts not so classified, and then with Modified Endowment Contracts.

1. A surrender or lapse of the Contract may have tax consequences. Upon surrender, the owner will not be taxed on the cash surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any unpaid Contract debt will, upon surrender or lapse, be added to the cash surrender value and treated, for this purpose, as if it had been received. Any loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.

          A withdrawal generally is not taxable unless it exceeds total premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. However, under certain limited circumstances, in the first 15 Contract years all or a portion of a withdrawal may be taxable if the Contract Fund exceeds the total premiums paid less the untaxed portion of any prior withdrawals, even if total withdrawals do not exceed total premiums paid to date.

          Extra premiums for optional benefits and riders generally do not count in computing gross premiums paid, which in turn determines the extent to which a withdrawal might be taxed.

          Loans  received  under the  Contract  will  ordinarily  be  treated as
          indebtedness   of  the  owner  and  will  not  be   considered  to  be
          distributions subject to tax.

2. Some of the above rules are changed if the Contract is classified as a Modified Endowment Contract under section 7702A of the Code. A Contract may be classified as a Modified Endowment Contract under various circumstances. For example, low face amount Contracts issued on younger insureds may be classified as a Modified Endowment Contract even though the Contract owner pays only the Scheduled Premiums or even less than the Scheduled Premiums. Before purchasing such a Contract, you should understand the tax treatment of pre-death distributions and consider the purpose for which the Contract is being purchased. More generally, a Contract may be classified as a Modified Endowment Contract if premiums in excess of Scheduled Premiums are paid or the face amount of insurance is decreased during the first seven Contract years or if a rider is added or removed from the Contract. You should consult with your tax advisor before making any of these policy changes.

          If the Contract is classified as a Modified Endowment Contract, then pre-death distributions, including loans and withdrawals, are includible in income to the extent that the Contract fund prior to surrender charges exceeds the gross premiums paid for the Contract increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. These rules may also apply to pre-death distributions, including loans, made during the 2 year period prior to the Contract becoming a Modified Endowment Contract.

          In addition, pre-death distributions from such Contracts (including full surrenders) will be subject to a penalty of 10 percent of the amount includible in income unless the amount is distributed on or after age 59 1/2, on account of the taxpayer's disability, or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by nonnatural persons such as corporations.


          Under certain circumstances, Modified Endowment Contracts issued during any calendar year will be treated as a single contract for purposes of applying the above rules.


Withholding. The taxable portions of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if the Contract owner fails to elect that no taxes be withheld or in certain other circumstances. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. All recipients of such amounts may be subject to penalties under the estimated tax rules if withholding and estimated tax payments are not sufficient.

Other Tax Considerations. Transfer of the Contract to a new owner or assignment of the Contract may have tax consequences depending on the circumstances. In the case of a transfer of the Contract for a valuable consideration, the death benefit may be subject to federal income taxes under section 101(a)(2) of the Code. In addition, a transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under Section 2601 of the Code.

In certain circumstances, deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied under section 163 of the Code as personal interest or under section 264 of the Code. Contract owners should consult a tax advisor regarding the application of these provisions to their circumstances.


Business-owned life insurance is subject to additional rules. Section 264(a)(1) of the Code generally precludes business Contract owners from deducting premium payments. Under section 264(a)(4) of the Code, a deduction is not allowed for any interest paid or accrued on any Contract debt on an insurance policy to the extent the indebtedness exceeds $50,000 per officer, employee or financially interested person. The Congress is also considering legislation to deny interest deductions generally for loans on business-owned policies. The Code also imposes an indirect tax upon additions to the Contract fund or the receipt of death benefits under business-owned life insurance policies under certain circumstances by way of the corporate alternative minimum tax.


The individual situation of each Contract owner or beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the owner or insured dies.

Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of The Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 1111 Durham Avenue, South Plainfield, New Jersey 07080-2398. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than 50% of the scheduled premiums for the first year, no more than 10% of the scheduled premiums for the second, third, and fourth years, no more than 3% of the scheduled premiums for the fifth through tenth years, and no more than 2% of the scheduled premiums thereafter. For new Contracts issued on or about July 1, 1996, the commission rates for the second through tenth years will change to no more than 6% of the scheduled premiums. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than 3 years of service may be paid on a different basis.


Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus, which may include amounts derived from the mortality and expense risk charge and the guaranteed minimum death benefit risk charge described in the prospectus under Daily Deduction from the Contract Fund and item (d) under Monthly Deductions from Contract Fund.

Riders


The Contract owner may be able to obtain extra fixed benefits which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges for the riders will be deducted from the Contract Fund on each Monthly date. One rider pays an additional amount if the insured dies in an accident. Another waives certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider.


Any Pruco Life representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

Other Standard Contract Provisions.

Beneficiary. The beneficiary is designated and named in the application by the Contract owner. Thereafter, the owner may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

Incontestability. After the Contract has been in force during the insured's lifetime for 2 years from the Contract date or, with respect to any change in the Contract that requires Pruco Life's approval and could increase its liability, after the change has been in effect during the insured's lifetime for 2 years from the effective date of the change, Pruco Life will not contest its liability under the Contract in accordance with its terms.

Misstatement of Age or Sex. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

Suicide Exclusion. Generally, if the insured, whether sane or insane, dies by suicide within 2 years from the Contract date, Pruco Life will pay no more under the Contract than the sum of the premiums paid.

Assignment. This Contract may not be assigned if such assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at one of its Home Offices.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

                    INVESTMENT OBJECTIVES AND POLICIES OF THE
                                   PORTFOLIOS

General


The Prudential Series Fund, Inc. (the "Series Fund") has fifteen separate portfolios, two of which, the Conservative Balanced Portfolio and the Flexible Managed Portfolio, are available to PRUvider Contract owners. The portfolios are managed by The Prudential Insurance Company of America ("The Prudential"), see INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES, page 18.

Each of the portfolios seeks to achieve a different investment objective. Accordingly, each portfolio can be expected to have different investment results and to be subject to different financial and market risks. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general, and with particular reference to debt securities, to changes in the overall level of interest rates.

The investment objectives of the Series Fund's portfolios that are available to PRUvider Contract owners can be found under Investment Objectives and Policies of the Portfolios in the prospectus.

Convertible Securities


The Conservative Balanced and Flexible Managed Portfolios may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


Warrants


The Conservative Balanced and Flexible Managed Portfolios may invest in warrants on common stocks. Warrants are options to buy a number of shares of stock at a predetermined price during a specified period. The risk associated with the purchase of a warrant is that the purchase price will be lost if the market price of the stock does not reach a level that justifies the exercise or sale of the warrant before it expires.


Options and Futures


Options on Equity Securities. The Conservative Balanced and Flexible Managed Portfolios may purchase and write (i.e., sell) put and call options on equity securities that are traded on securities exchanges or that are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or that result from privately negotiated transactions with broker-dealers ("OTC options"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the equity security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying equity security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.


A portfolio will write only "covered" options on stocks. A call option is covered if: (1) the portfolio owns the security underlying the option; or (2) the portfolio has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) the portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the portfolio in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with its custodian. A put option is covered if: (1) the portfolio deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option; or (2) the portfolio holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by the portfolio in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with its custodian.


The Conservative Balanced and Flexible Managed Portfolios may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting a portfolio security from a decline in market value). In exchange for the premium paid for the put option, the portfolio acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the portfolio is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on debt securities and stock indices, as described below under Options on Debt Securities and Options on Stock Indices.

The portfolios may purchase call options for hedging and investment purposes. No portfolio intends to invest more than 5% of its net assets at any one time in the purchase of call options on stocks. These portfolios may also purchase putable and callable equity securities, which are securities coupled with a put or a call option provided by the issuer.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an exchange-traded option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. A portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction with respect to a call option is likely to be offset in whole or in part by appreciation of the underlying equity security owned by the portfolio. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, the portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the portfolio originally wrote the OTC option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected.

A portfolio's use of options on equity securities is subject to certain special risks, in addition to the risk that the market value of the security will move adversely to the portfolio's option position. An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, which might cause an exchange to institute special procedures that might interfere with the timely execution of customers' orders.

The purchase and sale of OTC options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the portfolio originally wrote the OTC option. While the portfolios will seek to enter into OTC options only with dealers who agree to and which are expected to be able to be capable of entering into closing transactions with the portfolio, there can be no assurance that the portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the portfolio may be unable to liquidate an OTC option. The Prudential monitors the creditworthiness of dealers with whom the Series Fund enters into OTC option transactions under the general supervision of the Series Fund's Board of Directors.


Options on Debt Securities. The Conservative Balanced and Flexible Managed Portfolios may purchase and write (i.e., sell) put and call options on debt securities (including U.S. Government debt securities) that are traded on U.S. securities exchanges or that result from privately negotiated transactions with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("over-the-counter" or "OTC" options). Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.


A portfolio will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, the portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The principal reason for a portfolio to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of The Prudential, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.

The portfolios may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the portfolio will also segregate or deposit for the benefit of the portfolio's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is "in the money." It is contemplated that each portfolio's use of straddles will be limited to 5% of the portfolio's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the portfolio's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

The portfolios may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts are described above in Options on Equity Securities, page 6. A portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. A portfolio may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While changes in the value of the put option should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which the portfolio purchases a put option on an underlying security it owns.

The portfolios may also purchase call options on debt securities for hedging or investment purposes. No portfolio currently intends to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities. A portfolio may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" or a "closing sale transaction" in a manner similar to that discussed above in connection with options on equity securities.

The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid for purposes of a portfolio's 15% limitation on investment in illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written OTC options may be considered liquid provided that the portfolio sells OTC options only to qualified dealers who agree that the portfolio may repurchase any OTC option it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The use of debt options is subject to the same risks described above in connection with stock options.


Options on Stock Indices. The Conservative Balanced and Flexible Managed Portfolios may purchase and sell put and call options on stock indices traded on securities exchanges or listed on NASDAQ or that result from privately negotiated transactions with broker-dealers ("OTC options"). Options on stock indices are similar to options on stock except that rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per Contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

The portfolios may purchase put and call options for hedging and investment purposes. No portfolio intends to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. A portfolio may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

A portfolio will write only "covered" options on stock indices. A call option is covered if the portfolio holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a portfolio writes a call option on a broadly based stock market index, the portfolio will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, cash equivalents or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. If a portfolio has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option at least five "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the portfolio will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when a portfolio writes a call on an index which is in-the-money at the time the call is written, the portfolio will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or NASDAQ against which the portfolio has not written a stock call option and which has not been hedged by the portfolio by the sale of stock index futures. However, if the portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the portfolio in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its custodian, it will not be subject to the requirement described in this paragraph.

A put option is covered if: (1) the portfolio holds in a segregated account cash, Treasury bills or other high-grade short-term debt obligations of a value equal to the strike price times the multiplier times the number of contracts; or
(2) the portfolio holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the portfolio in cash, Treasury bills or other high-grade short-term debt obligations in a segregated account with its custodian. In instances involving the purchase of futures contracts by a portfolio, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

The purchase and sale of options on stock indices will be subject to the risks described above under Options on Equity Securities. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the portfolio. It is the policy of the portfolios to purchase or write options only on stock indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. A portfolio will not purchase or sell any index option contract unless and until, in its manager's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

There are certain special risks associated with writing calls on stock indices. Because exercises of index options are settled in cash, a call writer such as a portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot precisely provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. The portfolios, however, will follow the "cover" procedures described above.

Price movements in a portfolio's equity security portfolio probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a portfolio bears the risk that the price of the securities held by the portfolio may not increase as much as the index. In such event, the portfolio would bear a loss on the call which is not completely offset by movement in the price of the portfolio's equity securities. It is also possible that the index may rise when the portfolio's securities do not rise in value. If this occurred, the portfolio would experience a loss on the call which is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of a portfolio's securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

When a portfolio has written a call, there is also a risk that the market may decline between the time the portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of the exercise, and the time the portfolio is able to sell stocks in its portfolio. As with stock options, a portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the portfolio would be able to deliver the underlying securities in settlement, the portfolio may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options. For example, even if an index call which a portfolio has written is "covered" by an index call held by the portfolio with the same strike price, the portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the portfolio exercises the call it holds or the time the portfolio sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

There are also certain special risks involved in purchasing put and call options on stock indices. If a portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the portfolio may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


Options on Foreign Currencies. The Conservative Balanced and Flexible Managed Portfolios may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts (see Forward Foreign Currency Exchange Contracts, page 14) and futures contracts on foreign currencies (discussed under Futures Contracts, page 11) will be employed. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.


A portfolio may purchase and write options to hedge the portfolio's securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the portfolio's securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a portfolio may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio's securities. Alternatively, a portfolio may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the portfolio received for the option.

If, on the other hand, the portfolio manager anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), the portfolio may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a portfolio could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

A portfolio's successful use of currency exchange options on foreign currencies depends upon the manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the portfolio's securities denominated in such currency would be partially offset by the premiums paid on the options. Further, if the currency exchange rate does not change, the portfolio net income would be less than if the portfolio had not hedged since there are costs associated with options.

The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. The portfolio's ability to establish and maintain positions will depend on market liquidity. The ability of the portfolio to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. In addition, the quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.


Futures Contracts. The Conservative Balanced and Flexible Managed Portfolios may, to the extent permitted by applicable regulations, attempt to reduce the risk of investment in equity securities by hedging a portion of their equity portfolios through the use of stock index futures contracts. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Conservative Balanced and Flexible Managed Portfolios may, to the extent permitted by applicable regulations, purchase and sell for hedging purpose futures contracts on interest-bearing securities (such as U.S. Treasury bonds and notes) or interest rate indices (referred to collectively as "interest rate futures contracts").

The Conservative Balanced and Flexible Managed Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on foreign currencies or groups of foreign currencies for hedging purposes.


When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," will be made on a daily basis as the underlying security, index or rate fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market." The Board of Directors currently intends to limit futures trading so that a portfolio will not enter into futures contracts or related options if the aggregate initial margins and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts and options.

A portfolio's successful use of futures contracts depends upon the investment manager's ability to predict the direction of the relevant market. The correlation between movement in the price of the futures contract and the price of the securities or currencies being hedged is imperfect. The ability of a portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract at any particular time.

There are several additional risks associated with a portfolio's use of futures contracts for hedging purposes. One such risk arises because of imperfect correlation between movements in the price of the futures contract and the price of the securities or currency that are the subject of the hedge. In the case of futures contracts on stock or interest rate indices, the correlation between the price of the futures contract and movements in the index might not be perfect. To compensate for differences in historical volatility, a portfolio could purchase or sell future contracts with a greater or lesser value than the securities or currency it wished to hedge or purchase. In addition, temporary price distortions in the futures market could be caused by a variety of factors. Further, the ability of a portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract at any particular time. Further, each portfolio's successful use of futures contracts is to some extent dependent on the ability of the portfolio manager to predict correctly movements in the direction of the market, interest rates and/or currency exchange rates.

In addition, the hours of trading of futures contracts may not conform to the hours during which the portfolio may trade the underlying securities and/or currency. To the extent that the futures markets close before the securities or currency markets, significant price and rate movements can take place in the securities and/or currency markets that cannot be reflected in the futures markets.


Options on Futures Contracts. To the extent permitted by applicable insurance law and federal regulations, the Conservative Balanced and Flexible Managed Portfolios may enter into certain transactions involving options on stock index futures contracts, options on interest rate futures contracts, and options on foreign currency futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The portfolios intend to utilize options on futures contracts for the same purposes that they use the underlying futures contracts.


Options on futures contracts are subject to risks similar to those described above with respect to option on securities, options on stock indices, and futures contracts. These risks include the risk that the portfolio manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, the portfolio might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the portfolio were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the portfolio.

When-Issued and Delayed Delivery Securities


From time to time, in the ordinary course of business, the Conservative Balanced and Flexible Managed Portfolios may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The portfolios will limit such purchases to those in which the date for delivery and payment falls within 120 days of the date of the commitment. A portfolio will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. A portfolio's custodian will maintain, in a separate account, cash, U.S. Government securities or other high grade debt obligations having a value equal to or greater than such commitments. If a portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.


In addition, the short-term portions of the portfolios may purchase money market securities on a when-issued or delayed delivery basis on the terms set forth under item 6 in SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST, page 21.

Short Sales


The Conservative Balanced and Flexible Managed Portfolios may sell securities they do not own in anticipation of a decline in the market value of those securities ("short sales"). To complete such a transaction, the portfolio will borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security the portfolio may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the portfolio replaces the borrowed security, it will (a) maintain in a segregated account cash or

U.S. Government securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position.

The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 25% of any portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales.

Short Sales Against the Box

The portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the portfolio owns an equal amount of such securities or securities convertible into or exchangeable, with or without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a "short sale against the box"); provided, that if further consideration is required in connection with the conversion or exchange, cash or U.S. Government securities in an amount equal to such consideration must be put in a segregated account.

Interest Rate Swaps


The fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may use interest rate swaps to increase or decrease a portfolio's exposure to long- or short-term interest rates. No portfolio currently intends to invest more than 5% of its net assets at any one time in interest rate swaps.


Interest rate swaps, in their most basic form, involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest. For example, a portfolio might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same - to increase or decrease a portfolio's exposure to long- or short-term interest rates. For example, a portfolio may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, the portfolio's total return will be less than if the portfolio had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a portfolio could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

A portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

Loans of Portfolio Securities

The portfolios may from time to time lend the securities they hold to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the portfolio will continue to receive the interest and dividends or amounts equivalent thereto on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The portfolio will not have the right to vote securities on loan, but would terminate the loan and retain the right to vote if that were considered important with respect to the investment.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

No portfolio will lend securities to broker-dealers affiliated with The Prudential, including Prudential Securities Incorporated. This will not affect a portfolio's ability to maximize its securities lending opportunities.

Illiquid Securities

The portfolios may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the portfolio has valued them. Variable and floating rate instruments that cannot be disposed of within seven days and repurchase agreements with a maturity of greater than seven days are considered illiquid.

The portfolios may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. Any such security will not be considered illiquid so long as it is determined by the adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A portfolio's treatment of Rule 144A securities as liquid could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, the adviser, acting under guidelines approved and monitored by the Board of Directors, may conditionally determine, for purposed of the 15% test, that certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 will not be considered illiquid, whether or not it may be resold under Rule 144A. To make that determination, the following conditions must be met: (1) the security must not be traded flat or in default as to principal or interest; (2) the security must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the adviser must determine that the security is of equivalent quality; and (3) the adviser must consider the trading market for the specific security, taking into account all relevant factors. The adviser will continue to monitor the liquidity of any Rule 144A security or any Section 4(2) commercial paper which has been determined to be liquid and, if a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure that the 15% test continues to be satisfied.

Forward Foreign Currency Exchange Contracts


To the extent permitted by applicable insurance law, the Conservative Balanced and Flexible Managed Portfolios may purchase securities denominated in foreign currencies. To address the currency fluctuation risk that such investments entail, these portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


Additionally, when a portfolio's manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a portfolio to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the portfolio. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the portfolios believe that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the portfolios will thereby be served. A portfolio's custodian will place cash or liquid high-grade equity or debt securities into a segregated account of the portfolio in an amount equal to the value of the portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the portfolio's commitments with respect to such contracts.

The portfolios generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, a portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The portfolios' dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedge currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although the portfolios value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

                             INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the portfolios. Restrictions 1, 3, 5, and 8-11 are fundamental and may not be changed without shareholder approval as required by the 1940 Act. Restrictions 2, 4, 6, 7, and 12 are not fundamental and may be changed by the Board of Directors without shareholder approval.

Neither of the portfolios available to PRUvider Contract owners will:

1. Buy or sell real estate and mortgages, although the portfolios may buy and sell securities that are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operation. Buy or sell commodities or commodities contracts, except that the Balanced Portfolios may purchase and sell stock index futures contracts and related options, purchase and sell interest rate futures contracts and related options, and purchase and sell foreign currency futures contracts and related options and forward foreign currency exchange contracts.

2. Except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

3. Acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition or reorganization.


4. Make short sales of securities or maintain a short position, except that the Conservative Balanced and Flexible Managed Portfolios may sell securities short up to 25% of their net assets and may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.

5. Purchase securities on margin or otherwise borrow money or issue senior securities except that the fixed income portions of the Balanced Portfolios may enter into reverse repurchase agreements, dollar rolls and may purchase securities on a when-issued and delayed delivery basis; except that the money market portion of any portfolio may enter into reverse repurchase agreements and may purchase securities on a when-issued and delayed delivery basis; and except that the Flexible Managed and Conservative Balanced Portfolios may purchase securities on a when-issued or a delayed delivery basis. The Series Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may borrow from a bank for the account of any portfolio as a temporary measure to facilitate redemptions (but not for leveraging or investment) or to exercise an option, an amount that does not exceed 5% of the value of the portfolio's total assets (including the amount owed as a result of the borrowing) at the time the borrowing is made. Interest paid on borrowings will not be available for investment. Collateral arrangements with respect to futures contracts and options thereon and forward foreign currency exchange contracts (as permitted by restriction no.1) are not deemed to be the issuance of a senior security or the purchase of a security on margin. Collateral arrangements with respect to the writing of options on debt securities, equity securities, stock indices and foreign currencies by the Conservative Balanced and Flexible Managed Portfolios are not deemed to be the issuance of a senior security or the purchase of a security on margin. Collateral arrangements entered into by the Balanced Portfolios with respect to interest rate swap agreements are not deemed to be the issuance of a senior security or the purchase of a security on margin.

6. Enter into reverse repurchase agreements if, as a result, the portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may enter into reverse repurchase agreements and dollar rolls provided that the portfolio's obligations with respect to those instruments do not exceed 30% of the portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).


7. Pledge or mortgage assets, except that no more than 10% of the value of any portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

8. Lend money, except that loans of up to 10% of the value of each portfolio may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a portfolio in accordance with its investment objectives and policies.

9. Underwrite the securities of other issuers, except where the Series Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that a portfolio may make pursuant to item 8 above.

10. Make an investment unless, when considering all its other investments, 75% of the value of a portfolio's assets would consist of cash, cash items, obligations of the United States Government, its agencies or instrumentalities, and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a portfolio's assets and to not more than 10% of the issuer's outstanding voting securities held by the Series Fund as a whole. Some uncertainty exists as to whether certain of the types of bank obligations in which a portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "other securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "other securities" limits the amount a portfolio may invest in the obligations of any one bank to 5% of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation would not apply to the purchase of such obligations.

11. Purchase securities of a company in any industry if, as a result of the purchase, a portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC).


12. Invest more than 15% of its net assets in illiquid securities or invest more than 10% of its net assets in the securities of unseasoned issuers. For purposes of this restriction, (a) illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time: and (b) unseasoned issuers are issuers (other than U.S. Government agencies or instrumentalities) having a record, together with predecessors, of less than 3 years' continuous operation. This restriction shall not apply to mortgage-backed securities, collateralized mortgage obligations or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


The investments of the various portfolios are generally subject to certain additional restrictions under the laws of the State of New Jersey. In the event of future amendments to the applicable New Jersey statutes, each portfolio will comply, without the approval of the shareholders, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they stand are, in summary form, as follows:

1. An Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

2. The stock of a corporation may not be purchased unless: (i) the corporation has paid a cash dividend on the class of stock during each of the past 5 years preceding the time of purchase; or (ii) during the 5-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

3. Any common stock purchased must be: (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and have market quotations available.

4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of a portfolio would be invested in the securities of such corporation.

As a result of these currently applicable requirements of New Jersey law, which impose substantial limitations on the ability of the Series Fund to invest in the stock of companies whose securities are not publicly traded or who have not recorded a 5-year history of dividend payments or earnings sufficient to support such payments, the portfolios will not generally hold the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under items 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the portfolio.


Investment limitations also arise under the insurance laws and regulations of Arizona and may arise under the laws and regulations of other states. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios. For example, the Series Fund will generally invest no more than 10% of its assets in the obligations of banks of the foreign countries described in item 2 of SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST, page 21. In addition, the Series Fund adheres to additional restrictions relating to such practices as the lending of securities, borrowing, and the purchase of put and call options, futures contracts, and derivative instruments on securities to comply with investment guidelines issued by the California Department of Insurance.

Current federal income tax laws require that the assets of each portfolio be adequately diversified so that The Prudential and other insurers with separate accounts which invest in the Series Fund and not the Contract owners, are considered the owners of assets held in the Account for federal income tax purposes. See Tax Treatment of Contract Benefits, page 2. The Prudential intends to maintain the assets of each portfolio pursuant to those diversification requirements.

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES

The Series Fund and The Prudential have entered into an Investment Advisory Agreement under which The Prudential will, subject to the direction of the Board of Directors of the Series Fund, be responsible for the management of the Series Fund, and provide investment advice and related services to each portfolio. As noted in the prospectus, The Prudential has also entered into a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with The Prudential's performance of its obligations under the Investment Advisory Agreement.

Under the Investment Advisory Agreement, The Prudential receives an investment management fee as compensation for its services to the Series Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual portfolio.


The investment management fee for the Conservative Balanced Portfolio is equal to an annual rate of 0.55% of the average daily net assets of each of the portfolios. For the Flexible Managed Portfolio, the fee is equal to an annual rate of 0.6% of the average daily net assets of the portfolio.


The Investment Advisory Agreement requires The Prudential to pay for maintaining any Prudential staff and personnel who perform clerical, accounting, administrative, and similar services for the Series Fund, other than investor services and any daily Series Fund accounting services. It also requires The Prudential to pay for the equipment, office space and related facilities necessary to perform these services and the fees or salaries of all officers and directors of the Series Fund who are affiliated persons of The Prudential or any subsidiary of The Prudential.

Each portfolio pays all other expenses incurred in its individual operation and also pays a portion of the Series Fund's general administrative expenses allocated on the basis of the asset size of the respective portfolios. Expenses that will be borne directly by the portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, interest, certain taxes, charges of the Custodian and Transfer Agent, and other expenses attributable to a particular portfolio. Expenses that will be allocated among all portfolios include legal expenses, state franchise taxes, auditing services, costs of printing proxies, costs of stock certificates, Securities and Exchange Commission fees, accounting costs, the fees and expenses of directors of the Series Fund who are not affiliated persons of The Prudential or any subsidiary of The Prudential, and other expenses properly payable by the entire Series Fund. If the Series Fund is sued, litigation costs may be directly applicable to one or more portfolios or allocated on the basis of the size of the respective portfolios, depending upon the nature of the lawsuit. The Series Fund's Board of Directors has determined that this is an appropriate method of allocating expenses.


Under the Investment Advisory Agreement, The Prudential has agreed to refund to the Conservative Balanced and Flexible Managed Portfolios the portion of the investment management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses of that portfolio (excluding interest, taxes, and brokerage fees and commissions but including investment management fees) exceeds 0.75% of the portfolio's average daily net assets.

The Investment Advisory Agreement with The Prudential was most recently approved by the Series Fund's Board of Directors, including a majority of the Directors who are not interested persons of The Prudential, on March 1, 1996 with respect to the Balanced Portfolios. The Investment Advisory Agreement was most recently approved by shareholders in accordance with instructions from Contract owners at their 1989 annual meeting with respect to the Balanced Portfolios. The Agreement will continue in effect if approved annually by: (1) a majority of the non-interested persons of the Series Fund's Board of Directors; and (2) by a majority of the entire Board of Directors or by a majority vote of the shareholders of each portfolio. The required shareholder approval of the Agreement shall be effective with respect to any portfolio if a majority of the voting shares of that portfolio vote to approve the Agreement, even if the Agreement is not approved by a majority of the voting shares of any other portfolio or by a majority of the voting shares of the entire Series Fund. The Agreement provides that it may not be assigned by The Prudential and that it may be terminated upon 60 days' notice by the Series Fund's Board of Directors or by a majority vote of its shareholders. The Prudential may terminate the Agreement upon 90 days' notice.

The Service Agreement between The Prudential and PIC was most recently ratified by shareholders of the Series Fund at their 1989 annual meeting with respect to the Balanced Portfolios. The Service Agreement between The Prudential and PIC will continue in effect as to the Series Fund for a period of more than 2 years from its execution, only so long as such continuance is specifically approved at least annually in the same manner as the Investment Advisory Agreement between The Prudential and the Series Fund. The Service Agreement may be terminated by either party upon not less than 30 days' prior written notice to the other party, will terminate automatically in the event of its assignment, and will terminate automatically as to the Series Fund in the event of the assignment or termination of the Investment Advisory Agreement between The Prudential and the Series Fund. The Prudential is not relieved of its responsibility for all investment advisory services under the Investment Advisory Agreement. Under the Service Agreement, The Prudential pays PIC a portion of the fee it receives for providing investment advisory services.


The Prudential also serves as the investment advisor to several other investment companies. When investment opportunities arise that may be appropriate for more than one entity for which The Prudential serves as investment advisor, The Prudential will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which The Prudential acts as investor advisor have different investment objectives and positions, The Prudential may from time to time buy a particular security for one or more such entities while at the same time it sells such securities for another.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Prudential is responsible for decisions to buy and sell securities, options on securities and indices, and futures and related options for the Series Fund. The Prudential is also responsible for the selection of brokers, dealers, and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on Series Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities Incorporated, an indirect wholly-owned subsidiary of The Prudential.

Bonds, including convertible bonds, and equity securities traded in the over-the-counter market are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Series Fund will not deal with Prudential Securities Incorporated in any transaction in which Prudential Securities Incorporated acts as principal. Thus, it will not deal with Prudential Securities Incorporated if execution involves Prudential Securities Incorporated's acting as principal with respect to any part of the Series Fund's order.

Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities Incorporated, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act) except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Series Fund, will not significantly affect the portfolios' current ability to pursue their respective investment objectives. However, in the future it is possible that the Series Fund may under other circumstances be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation.

In placing orders for portfolio securities of the Series Fund, The Prudential is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, The Prudential will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Series Fund, The Prudential or The Prudential's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by The Prudential in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Series Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers, dealers or futures commission merchants may be used by The Prudential in providing investment management for the Series Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Prudential's policy is to pay higher commissions to brokers, other than Prudential Securities Incorporated, for particular transactions than might be charged if a different broker had been selected on occasions when, in The Prudential's opinion, this policy furthers the objective of obtaining best price and execution. The Prudential's present policy is not to permit higher commissions to be paid on Series Fund transactions in order to secure research, statistical, and investment services from brokers. The Prudential might in the future authorize the payment of such higher commissions but only with the prior concurrence of the Board of Directors of the Series Fund, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.

Subject to the above considerations, Prudential Securities Incorporated may act as a securities broker or futures commission merchant for the Series Fund. In order for Prudential Securities Incorporated to effect any portfolio transactions for the Series Fund, the commissions received by Prudential Securities Incorporated must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transac tions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Prudential Securities Incorporated to receive no more than the remuneration that would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Series Fund, including a majority of the non- interested directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities Incorporated are consistent with the foregoing standard. In accordance with Rule 11a2-2(T) under the Securities Exchange Act of 1934, Prudential Securities Incorporated may not retain compensation for effecting transactions on a securities exchange for the Series Fund unless the Series Fund has expressly authorized the retention of such compensation in a written contract executed by the Series Fund and Prudential Securities Incorporated. Rule 11a2-2(T) provides that Prudential Securities Incorporated must furnish to the Series Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities Incorporated from transactions effected for the Series Fund during the applicable period. Brokerage and futures transactions with Prudential Securities Incorporated are also subject to such fiduciary standards as may be imposed by applicable law.


For the years 1995, 1994, and 1993, the Series Fund paid a total of $xx,xxx,xxx, $11,579,886, and $9,492,283, respectively, in brokerage commissions for all portfolios. Of those amounts, $xxx,xxx, $560,155, and $977,695, for 1995, 1994, and 1993, respectively, was paid out to Prudential Securities Incorporated. For 1995, the commissions paid to this affiliated broker constituted x.xx% of the total commissions paid by the Series Fund for that year. Transactions through this affiliated broker accounted for x.xx% of the aggregate dollar amount of transactions for all of the portfolios of the Series Fund involving the payment of commissions.


                        DETERMINATION OF NET ASSET VALUE

Shares in the Series Fund are currently offered continuously, without sales charge, at prices equal to the respective net asset values of the portfolios, only to separate accounts to fund benefits payable under the Contracts described in the variable life insurance and variable annuity prospectuses. The Series Fund may at some later date also offer its shares to other separate accounts of The Prudential or other insurers. The Prudential acts as principal underwriter to the Series Fund. As such, The Prudential receives no underwriting compensation from the Series Fund.


As noted in the prospectus, the net asset value of the shares of each portfolio is determined once daily on each day the New York Stock Exchange ("NYSE") is open for business. The NYSE is open for business Monday through Friday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event the New York Stock Exchange closes early on any business day, the net asset value of each portfolio shall be determined at a time between such closing and 4:15 p.m. New York City time.


In determining the net asset value of any intermediate or long-term fixed income securities of the Balanced Portfolios (other than debt obligations with remaining maturities of less than 60 days, which are valued at amortized cost) will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at securities valuations.

All short-term debt obligations in the money market portions of the Balanced Portfolios of 12 months maturity or less are valued on an amortized cost basis in accordance with an order obtained from the Securities and Exchange Commission. This means that each obligation will be valued initially at its purchase price and thereafter by amortizing any discount or premium uniformly to maturity, regardless of the impact of fluctuating interest rates on the market value of the obligation. This highly practical method of valuation is in widespread use and almost always results in a value that is extremely close to the actual market value. In order to continue to utilize the amortized cost method of valuation, the Money Market Portfolio may not purchase any security with a remaining maturity of more than 12 months and must maintain a dollar-weighted average portfolio maturity of 120 days or less. In the event of sizeable changes in interest rates, however, the value determined by this method may be higher or lower than the price that would be received if the obligation were sold. The Series Fund's Board of Directors has established procedures to monitor whether any material deviation occurs and, if so, will promptly consider what action, if any, should be initiated to prevent unfair results to Contract owners. The short-term portion of these portfolios may be invested only in high quality instruments, as described in SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST, page 21.

The net asset value of the common stocks and convertible debt securities of the portfolios will be determined in the following manner. Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. New York City time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) are valued on the same basis as intermediate or long-term fixed income securities, as described above. Short-term debt instruments which mature in less than 60 days are valued at amortized cost. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents.

Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities, and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of any such securities are determined as of such times for purposes of computing a portfolio's net asset value. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. If an extraordinary event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith by the applicable portfolio manager under procedures established by and under the general supervision of the Series Fund's Board of Directors.


With respect to all the portfolios which utilize such investments, options on stock and stock indices traded on national securities exchanges are valued at the average of the bid and asked prices as of the close of the respective exchange (which is currently 4:10 p.m. New York City time). Futures contracts and options thereon are valued at the last sale price at the close of the applicable commodities exchanges or board of trade (which is currently 4:15 p.m. New York City time) or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade.


Securities or assets for which market quotations are not readily available will be valued at fair value as determined by The Prudential under the direction of the Board of Directors of the Series Fund.

                 SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO
                              MAY CURRENTLY INVEST*

The Money Market Portfolio, and the other portfolios to the extent their investment policies so provide, may invest in the following liquid, short-term, debt securities regularly bought and sold by financial institutions:

1. U.S. Treasury Bills and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees or to the backing solely of the issuing instrumentality itself. Securities which are not backed by the full faith and credit of the United States include but are not limited to obligations of the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the United States Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, the obligations of which may only be satisfied by the individual credit of the issuing agency. Obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank are examples of securities that are backed by the full faith and credit of the United States.

2. Obligations (including certificates of deposit, bankers' acceptances, and time deposits) of domestic banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign offices of foreign banks provided that

* Although the Money Market Portfolio is not available to PRUvider Contract owners, any short-term portion of the Balanced Portfolios may be invested in the types of securities described in this section.

such bank has, at the time of the portfolio's investment, total assets of at least $1 billion or the equivalent. Obligations of any savings and loan association or savings bank organized under the laws of the United States or any state thereof, provided that such association or savings bank has, at the time of the portfolio's investment, total assets of at least $1 billion. The term "certificates of deposit" includes both Eurodollar certificates of deposit, which are traded in the over-the-counter market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers, including future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments.

"Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

3. Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies, instrumentalities or political subdivisions, denominated in U.S. dollars, and, at the date of investment, rated at least A or A-2 by Standard & Poor's Corporation ("S&P"), A or Prime-2 by Moody's Investors Service ("Moody's") or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's. For a description of corporate bond ratings, see Debt Ratings, page 23. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph 2 above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Series Fund's investment adviser (which as noted above is currently The Prudential) under the supervision of the Series Fund's Board of Directors.

As stated above in paragraphs 2 and 3, the Money Market Portfolio and short-term portions of the other portfolios may contain obligations of foreign branches of domestic banks and domestic branches of foreign banks, as well as commercial paper, bills, notes, and other obligations issued in the United States by foreign issuers, including foreign governments, their agencies, and instrumentalities. This involves certain additional risks. These risks include future political and economic developments in the country of the issuer, the possible imposition of withholding taxes on interest income payable on such obligations held by the Series Fund, the possible seizure or nationalization of foreign deposits, and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of principal and interest on such obligations held by the Series Fund. In addition, there may be less publicly available information about a foreign issuer than about a domestic one, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestics issuers. Securities issued by foreign issuers may be subject to greater fluctuations in price than securities issued by U.S. entities. Finally, in the event of default with respect to any such foreign debt obligations, it may be more difficult for the Series Fund to obtain or to enforce a judgment against the issuers of such securities.

4. Repurchase Agreements. When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Series Fund will not enter into repurchase agreements unless the agreement is "fully collateralized" (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the 'loan' including accrued interest). The Series Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. The Series Fund has adopted standards for the parties with whom it will enter into repurchase agreements which it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Series Fund may incur a loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Series Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Series Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

The Series Fund will not enter into repurchase agreements with The Prudential or its affiliates, including Prudential Securities Incorporated. This will not affect the Series Fund's ability to maximize its opportunities to engage in repurchase agreements.


5. Reverse Repurchase Agreements. The Money Market Portfolio may use reverse repurchase agreements, which are described under Reverse Repurchase Agreements and Dollar Rolls in the prospectus. No portfolio may obligate more than 10% of its net assets in connection with reverse repurchase agreements, except that the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may obligate up to 30% of their net assets in connection with reverse repurchase agreements and dollar rolls.


6. When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Money Market Portfolio may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the portfolio until delivery and payment take place. At the time the portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such securities in determining its net asset value. The portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Series Fund's custodian bank will maintain in a separate account securities of the portfolio having a value equal to or greater than such commitments. On delivery dates for such transactions, the portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the portfolio's net assets would be so committed.

The Board of Directors of the Series Fund has adopted policies for the Money Market Portfolio to conform to amendments of an SEC rule applicable to money market funds, like the portfolio. These policies do not apply to any other portfolio. The policies are as follows: (1) The portfolio will not invest more than 5% of its assets in the securities of any one issuer (except U.S. Government securities); however, the portfolio may exceed the 5% limit with respect to a single security rated in the highest rating category for up to three business days after the purchase thereof; (2) To be eligible for investment, a security must be a United States dollar-denominated instrument that the Series Fund's Board has determined to present minimal credit risks and must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the security or issue, or if only one NRSRO has assigned a rating, that NRSRO. An unrated security must be deemed to be of comparable quality as determined by the Series Fund's Board. In other words, the portfolio will invest in only first tier or second tier securities. First tier securities are securities which are rated by at least two NRSROs, or by the only NRSRO that has rated the security, in the highest short-term rating category, or unrated securities of comparable quality as determined by the Series Fund's Board. Second tier securities are eligible securities that are not first tier securities; (3) The portfolio will not invest more than 5% of its total assets in second tier securities; (4) The portfolio may not invest more than 1% of its assets in second tier securities of any one issuer; (5) In the event a first tier security held by the portfolio is downgraded and becomes a second tier security, or in the case of an unrated security the Series Fund's Board determines it is no longer of comparable quality to a first tier security, or in the event The Prudential becomes aware that an NRSRO has rated a second tier security or an unrated portfolio security below its second highest rating, the Board will reassess promptly whether the security presents minimal credit risks and shall cause the portfolio to take such action as the Board determines is in the best interests of the portfolio and its shareholders; (6) In the event of a default or if because of a rating downgrade a security held in the portfolio is no longer an eligible investment, the portfolio will sell the security as soon as practicable unless the Series Fund's Board makes a specific finding that such action would not be in the best interest of the portfolio; and (7) The portfolio's dollar-weighted average maturity will be no more than 90 days. The Series Fund's Board of Directors has adopted written procedures delegating to the investment advisor under certain guidelines the responsibility to make several of the above-described determinations, including certain credit quality determinations.

                                  DEBT RATINGS

Moody's Investors Services, Inc. describes its categories of corporate debt securities and its "Prime-1" and "Prime-2" commercial paper as follows:

Bonds:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Commercial paper:

  o Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

      --   Leading market positions in well-established industries.
      --   High rates of return of funds employed.
      -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
      -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      -- Well established access to a range of financial markets and assured sources of alternate liquidity.

     o Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Corporation describes its grades of corporate debt securities and its "A" commercial paper as follows:

Bonds:

AAA Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

AA Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long term money market.

A Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They are predominately reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB Bonds rated BBB, or medium grade, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

BB-B-CCC-CC   Bonds  rated  BB,  B,  CCC and CC are  regarded,  on  balance,  as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper:

Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long term senior debt rating is "A" or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowings. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

                     POSSIBLE REPLACEMENT OF THE SERIES FUND

Although The Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, The Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of such substitution.

In addition, although it is highly unlikely, it is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) difference between voting instructions given by variable life insurance and variable annuity contract owners. The Prudential will bear the expense, if it does become necessary, of remedying any material conflict including establishing a new underlying investment company and segregating the assets held under variable life insurance and variable annuity contracts.

                  OTHER INFORMATION CONCERNING THE SERIES FUND

Incorporation and Authorized Stock


The Series Fund was incorporated under Maryland law on November 15, 1982. The authorized Capital Stock of the Series Fund consists of 2 billion shares, par value $0.01 per share. The shares of Capital Stock are divided into fifteen classes: Money Market Portfolio Capital Stock (225 million shares), Diversified Bond Portfolio Capital Stock (200 million shares), High Yield Bond Portfolio Capital Stock (100 million shares), Government Income Portfolio Capital Stock (100 million shares), Equity Portfolio Capital Stock (200 million shares), Stock Index Portfolio Capital Stock (100 million shares), Equity Income Portfolio Capital Stock (100 million shares), Natural Resources Portfolio Capital Stock (100 million shares), Global Portfolio Capital Stock (100 million shares),
Conservative Balanced Portfolio Capital Stock (300 million shares), Flexible Managed Portfolio Capital Stock (300 million shares), Zero Coupon Bond Portfolio 2000 Capital Stock (25 million shares), Zero Coupon Bond Portfolio 2005 Capital Stock (50 million shares), Prudential Jennison Portfolio Capital Stock (50 million shares), Small Capitalization Stock Portfolio Capital Stock (50 million shares). The shares of each portfolio, when issued, will be fully paid and non-assessable, will have no conversion, exchange or similar rights, and will be freely transferable. Each share of stock will have a pro rata interest in the assets of the portfolio to which the stock of that class relates and will have no interest in the assets of any other portfolio.


Dividends, Distributions and Taxes

The Series Fund is qualified as a regulated investment company under Section 851 of the Internal Revenue Code and distributes substantially all of each portfolio's net investment income and realized gains from securities transactions to the respective subaccounts, which immediately reinvest it. For each taxable year in which it and each of its portfolios so qualify, the Series Fund will not be subject to tax on net investment income and realized gains from securities transactions distributed to shareholders.

Custodian and Transfer Agent

Chemical Bank, 4 New York Plaza, New York, N.Y. 10004, is the custodian of the assets held by all the portfolios, except the Global Portfolio, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities held by these portfolios. Chemical Bank is also authorized to use the facilities of the Mortgage Backed Security Clearing Corporation (a subsidiary of the Midwest Stock Exchange) with respect to mortgage-backed securities held by any of these portfolios. Chemical Bank maintains certain financial and accounting books and records pursuant to an agreement with the Series Fund. Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, MA 02109, is the custodian of the assets of the Global Portfolio. Brown Brothers employs subcustodians, who were approved by the directors of the Series Fund in accordance with regulations of the Securities and Exchange Commission, for the purpose of providing custodial service for the Global Portfolio's foreign assets held outside the United States. Morgan Guaranty Trust Company, 60 Wall Street, New York, NY 10260 is the custodian of the assets held in connection with repurchase agreements entered into by the portfolios and is authorized to use the facilities of the book-entry system of the Federal Reserve Bank. The directors of the Series Fund monitor the activities of the custodians and the subcustodians.

The Prudential is the transfer agent and dividend-disbursing agent for the Series Fund. The Prudential as transfer agent issues and redeems shares of the Series Fund and maintains records of ownership for the shareholders.

Experts

The financial statements of the Series Fund included in this statement of additional information and the FINANCIAL HIGHLIGHTS included in the prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, NJ 07054-0319.

License

As part of the Investment Advisory Agreement, The Prudential has granted the Series Fund a royalty-free, non-exclusive license to use the words "The Prudential" and its registered service mark of a rock representing the Rock of Gibraltar. However, The Prudential may terminate this license if The Prudential or a company controlled by it ceases to be the Series Fund's investment advisor. The Prudential may also terminate the license for any other reason upon 60 days written notice; but, in this event, the Investment Advisory Agreement shall also terminate 120 days following receipt by the Series Fund of such notice, unless a majority of the outstanding voting securities of the Series Fund vote to continue the Agreement notwithstanding termination of the license.

                    DIRECTORS AND OFFICERS OF PRUCO LIFE AND
                          MANAGEMENT OF THE SERIES FUND
                      DIRECTORS AND OFFICERS OF PRUCO LIFE


The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.


                             DIRECTORS OF PRUCO LIFE


E. MICHAEL CAULFIELD, Director. -- Chief Executive Officer, Prudential Money Management Group since 1995; 1993 to 1995: President, Prudential Preferred Financial Services; 1992 to 1993: President, Prudential Property and Casualty Insurance Company*; Prior to 1992: President of Investment Services of The Prudential.

GARNETT L. KEITH, JR., Director. -- Vice Chairman of The Prudential.

IRA J. KLEINMAN, Director. -- Chief Marketing and Product Development Officer, Prudential Individual Insurance Group since 1995; 1993 to 1995: President, Prudential Select; 1992 to 1993: Senior Vice President of The Prudential; Prior to 1992: Vice President of The Prudential.

ESTHER H. MILNES, President and Director. -- Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services since 1993; Prior to 1993:
Vice President and Associate Actuary of The Prudential.

I. EDWARD PRICE, Vice Chairman and Director. -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; 1994 to 1995: Chief Executive Officer, Prudential International Insurance; 1993 to 1994: President, Prudential International Insurance; Prior to 1993: Senior Vice President and Company Actuary of The Prudential.

WILLIAM  F.  YELVERTON,   Director.  --  Chief  Executive  Officer,   Prudential
Individual Insurance Group since 1995; Prior to 1995: Chief Executive Officer, New York Life Worldwide.


                         OFFICERS WHO ARE NOT DIRECTORS


BEVERLY R. BARNEY, Senior Vice President. -- Vice President and Re-Engineering Officer, Prudential Insurance and Financial Services since 1995; 1993 to 1995:
Senior Vice President and Associate Actuary,  Prudential Direct;  Prior to 1993:
Senior Vice President and Actuary of Pruco Life.

SUSAN L. BLOUNT, Secretary.--Vice President and Secretary of The Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company.

C. EDWARD CHAPLIN, Treasurer. -- Vice President and Treasurer of The Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of The Prudential; 1992 to 1993: Vice President and Assistant Treasurer, Banking and Cash Management for The Prudential; Prior to 1992: Regional Vice President of Prudential Mortgage Capital Company.

ROBERT EARL, Senior Vice President. -- Managing Director, Houston Financial Services Office, Prudential Preferred Financial Services since 1994; 1993 to 1994: Vice President, Strategic Initiatives, Prudential Preferred Financial Services; Prior to 1993: Vice President Regional Marketing of The Prudential.

CLIFFORD E. KIRSCH, Chief Counsel -- Chief Counsel of The Prudential Insurance Company's Individual Variable Products Department since 1995; 1994 to 1995:
Associate General Counsel with Paine Webber; Prior to 1994: Assistant Director in the Division of Investment Management with the Securities and Exchange Commission.

RICHARD F. LAMBERT, Senior Vice President and Chief Actuary. -- Vice President and Chief Actuary, Prudential Preferred Financial Services since 1994; 1993 to 1994: Vice President and Actuary, Prudential Preferred Financial Services; Prior to 1993: Vice President and Associate Actuary of The Prudential.

DIANE M. MCGOVERN, Vice President and Actuary. -- Vice President and Assistant Actuary of The Prudential.

MICHAEL R. SHAPIRO, Senior Vice President. -- Senior Vice President, Prudential Select Brokerage.

LAWRENCE J. SUNDRAM, Senior Vice President. -- Vice President of Marketing, Prudential Individual Insurance Group since 1996; 1994 to 1996: Senior Vice President of Property and Casualty, Prudential Insurance and Financial Services; 1993 to 1994: Vice President, Prudential Insurance and Financial Services; Prior to 1993: Vice President, District Agencies Marketing for The Prudential.

STEPHEN P. TOOLEY, Vice President, Comptroller and Chief Accounting Officer. -- Vice President and Comptroller, Prudential Individual Insurance Group since 1995; 1993 to 1995: Vice President and Comptroller, Prudential Insurance and Financial Services; Prior to 1993: Director, Financial Analysis for The Prudential.


The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

* Subsidiary of The Prudential

                          MANAGEMENT OF THE SERIES FUND

The names of all directors and officers of the Series Fund and the principal occupation of each during the last 5 years are shown below. Unless otherwise stated, the address of each director and officer is Prudential Plaza, Newark, New Jersey 07102-3777.


MENDEL A. MELZER*, Chairman of the Board--Chief Financial Officer of the Money Management Group of The Prudential since 1995; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services; 1991 to 1993: Managing Director, The Prudential Investment Corporation; Prior to 1991: Senior Vice President, Prudential Capital Corporation.

E. MICHAEL CAULFIELD*, President and Director--Chief Executive Officer of the Money Management Group of The Prudential since 1995; 1995: Chief Executive Officer, Prudential Preferred Financial Services; 1993 to 1995: President, Prudential Preferred Financial Services; 1992 to 1993: President, Prudential Property and Casualty Insurance Company; Prior to 1992: President of Investment Services of The Prudential.


SAUL K.  FENSTER,  Director--President  of New Jersey  Institute of  Technology.
Address: 323 Martin Luther King Boulevard, Newark, New Jersey 07102.

W.  SCOTT  McDONALD,  JR.,   Director--Executive  Vice  President  of  Fairleigh
Dickinson University since 1991: Prior to 1991: Executive Vice President of Drew University. Address: 23 Forest Road, Madison, New Jersey 07940.

JOSEPH WEBER, Director--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.


STEPHEN P. TOOLEY, Comptroller--Vice President and Comptroller of the Individual Insurance Group of The Prudential since 1995; 1993 to 1995: Vice President and Comptroller of Prudential Insurance and Financial Services; Prior to 1993:
Director, Financial Analysis of The Prudential.


THOMAS C. CASTANO, Secretary and Treasurer--Assistant General Counsel of The Prudential since 1993; Prior to 1993: Assistant General Counsel of Pruco Life Insurance Company.

No director or officer of the Series Fund who is also an officer, director or employee of The Prudential or its affiliates is entitled to any remuneration from the Series Fund for services as one of its directors or officers. Each director of the Series Fund who is not an interested person of the Series Fund will receive a fee of $2,000 per year plus $200 per portfolio for each meeting of the Board attended and will be reimbursed for all expenses incurred in connection with attendance at meetings.

*These members of the Board are interested persons of The Prudential, its affiliates or the Series Fund as defined in the 1940 Act. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Series Fund and The Prudential, must be approved by a majority of the members of the Board who are not interested persons of The Prudential, its affiliates or the Series Fund. Mr. Melzer and Mr. Caulfield, two of the five members of the Board, are interested persons of The Prudential and the Series Fund, as that term is defined in the 1940 Act, because they are officers and/or affiliated persons of The Prudential, the investment advisor to the Series Fund. Messrs. Fenster, McDonald, and Weber are not interested persons of The Prudential, its affiliates or the Series Fund. However, Mr. Fenster is President of the New Jersey Institute of Technology. The Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

            FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC.

                          "A" pages to be inserted here





                       To be filed pursuant to Rule 485(b)

            THE PRUDENTIAL SERIES FUND, INC. SCHEDULE OF INVESTMENTS


                          "B" pages to be inserted here







                       To be filed pursuant to Rule 485(b)

STATEMENT OF ADDITIONAL INFORMATION
May 1, 1996


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

PRUvider
Variable
APPRECIABLE
LIFE(R)___________________
INSURANCE CONTRACTS

PROVIDING FOR THE INVESTMENT
OF ASSETS IN THE
INVESTMENT PORTFOLIOS OF

THE PRUDENTIAL SERIES
FUND, INC.

The Pruco Life Insurance Company of New Jersey, a stock life insurance company that is an indirect wholly-owned subsidiary of the Prudential Insurance Company of America, offers a variable life insurance contract called the PRUvider Variable Appreciable Life(R) Insurance Contract*. The Contract provides whole-life insurance protection. The death benefit varies daily with investment experience but will never be less than the "face amount" of insurance specified in the Contract. The Contract also generally provides a cash surrender value which also varies with investment experience. There is no guaranteed minimum cash surrender value.


The assets held for the purpose of paying benefits under these contracts can be invested in one or both of the two current subaccounts of the Pruco Life of New Jersey Variable Appreciable Account. The assets invested in each subaccount are in turn invested in a corresponding portfolio of The Prudential Series Fund, Inc., a diversified, open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives to variable contract owners. Each portfolio is, for investment purposes, in effect a separate fund. The two available Series Fund portfolios are the Conservative Balanced Portfolio and the Flexible Managed Portfolio. A separate class of capital stock is issued for each portfolio. Shares of the Series Fund are currently sold only to separate accounts of Pruco Life of New Jersey and certain other insurers to fund the benefits under variable life insurance and variable annuity contracts issued by those companies.


The PRUvider Variable Appreciable Life(R) Insurance Contract owner may also choose to invest in a fixed-rate option which is described in the prospectus of The Pruco Life of New Jersey Variable Appreciable Account.

                      ------------------------------------


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT DATED MAY 1, 1996, WHICH IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, 213 WASHINGTON STREET, NEWARK, NEW JERSEY 07102-2992 OR BY TELEPHONING (800) 437-4016, Ext. 46.


                      ------------------------------------

                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                       Telephone: (800) 437-4016, Ext. 46


*PRUvider is a service mark of The Prudential.
 Appreciable Life is a registered mark of The Prudential.
 SVAL-2SAI Ed 5-96
Catalog No. 64M087E


                                              STATEMENT OF ADDITIONAL INFORMATION
                                                            CONTENTS
                                                                                                                            Page

MORE DETAILED INFORMATION ABOUT THE CONTRACT.................................................................................  1
         Sales Load Upon Surrender...........................................................................................  1
         Reduction of Charges for Concurrent Sales to Several Individuals....................................................  1
         Paying Premiums by Payroll Deduction................................................................................  1
         Unisex Premiums and Benefits........................................................................................  1
         How the Death Benefit Will Vary.....................................................................................  2
         Withdrawal of Excess Cash Surrender Value...........................................................................  2
         Tax Treatment of Contract Benefits..................................................................................  3
                  Treatment as Life Insurance................................................................................  3
                  Pre-Death Distributions....................................................................................  3
                  Withholding................................................................................................  4
                  Other Tax Considerations...................................................................................  4
         Sale of the Contract and Sales Commissions..........................................................................  4
         Riders   ...........................................................................................................  5
         Other Standard Contract Provisions..................................................................................  5
                  Beneficiary................................................................................................  5
                  Incontestability...........................................................................................  5
                  Misstatement of Age or Sex.................................................................................  5
                  Suicide Exclusion..........................................................................................  5
                  Assignment.................................................................................................  5
                  Settlement Options.........................................................................................  5

INVESTMENT OBJECTIVES AND POLICIES OF
         THE PORTFOLIOS......................................................................................................  6
         General  ...........................................................................................................  6
         Convertible Securities..............................................................................................  6
         Warrants ...........................................................................................................  6
         Options and Futures.................................................................................................  6
         When-Issued and Delayed Delivery Securities......................................................................... 12
         Short Sales......................................................................................................... 12
         Short Sales Against the Box......................................................................................... 13
         Interest Rate Swaps................................................................................................. 13
         Loans of Portfolio Securities....................................................................................... 13
         Illiquid Securities................................................................................................. 14
         Forward Foreign Currency Exchange Contracts......................................................................... 14

INVESTMENT RESTRICTIONS...................................................................................................... 15

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES.............................................................................. 18

PORTFOLIO TRANSACTIONS AND BROKERAGE......................................................................................... 19

DETERMINATION OF NET ASSET VALUE............................................................................................. 20

SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO
         MAY CURRENTLY INVEST................................................................................................ 21

DEBT RATINGS................................................................................................................. 23

POSSIBLE REPLACEMENT OF THE SERIES FUND...................................................................................... 25

OTHER INFORMATION CONCERNING THE SERIES FUND................................................................................. 25
         Incorporation and Authorized Stock.................................................................................. 25
         Dividends, Distributions and Taxes.................................................................................. 26
         Custodian and Transfer Agent........................................................................................ 26
         Experts  ........................................................................................................... 26
         License  ........................................................................................................... 26

DIRECTORS AND OFFICERS OF PRUCO LIFE OF NEW JERSEY
         AND MANAGEMENT OF THE SERIES FUND................................................................................... 27



FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC. .................................................................... A1

THE PRUDENTIAL SERIES FUND, INC. SCHEDULE  OF INVESTMENTS.................................................................... B1

                  MORE DETAILED INFORMATION ABOUT THE CONTRACT

Sales Load Upon Surrender

A contingent deferred sales load is assessed if the Contract lapses or is surrendered during the first 10 Contract years. No such charge is applicable to the death benefit, no matter when that may become payable. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first 5 Contract years the charge will be equal to 50% of the first year's primary annual premium. In the next 5 Contract years that percentage is reduced uniformly on a daily basis until it reaches zero on the tenth Contract anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year 7, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth.

The contingent deferred sales load is also subject to a further limit at older issue ages (approximately above age 61) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of face amount.


The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first 5 or 6 years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in the prospectus in item (a) under Monthly Deductions from Contract Fund.) The limitation is applied in order to conform with the requirements of the Investment Company Act of 1940 and regulations adopted thereunder, which limit the amount of non-refundable sales load that may be charged on contracts within the first 2 years.


The limitation is as follows: (Every Contract has associated with it a Guideline Annual Premium ("GAP"), which is an amount determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission ("SEC").) The maximum aggregate sales load that Pruco Life of New Jersey will charge (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to 5 GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.

Reduction of Charges for Concurrent Sales to Several Individuals

Pruco Life of New Jersey may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is
expected  that  such  multiple   sales  will  result  in  savings  of  sales  or
administrative expenses. Pruco Life of New Jersey determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors: (1) the number of individuals; (2) the total amount of premium payments expected to be received from these Contracts;
(3) the nature of the association between these individuals, and the expected persistency of the individual Contracts; (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which Pruco Life of New Jersey believes to be relevant in determining whether reduced sales or administrative expenses may be expected. Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Pruco Life of New Jersey on a uniform basis. Pruco Life of New Jersey's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

Paying Premiums by Payroll Deduction

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Pruco Life of New Jersey monthly. Any Pruco Life of New Jersey representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

Unisex Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Pruco Life of New Jersey may offer the Contract with unisex mortality rates to such prospective purchasers.

How the Death Benefit Will Vary

The death benefit will vary with investment experience. Assuming no withdrawals, the death benefit will be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund value" for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund values between Contract anniversaries are determined by interpolation. The "Tabular Contract Fund value" for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if only scheduled premiums were paid, they were paid when due, the selected investment options earned a net return at a uniform rate of 4% per year, full mortality charges based upon the 1980 CSO Table were deducted, maximum sales load and expense charges were deducted, and there was no Contract debt.

Thus, for a Contract with no withdrawals, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund value. If, due to investment results greater than a net return of 4%, or to payment of greater than scheduled premiums, or to smaller than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the tabular Contract Fund value, the death benefit will not fall below the initial face amount stated in the Contract; however, this unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the tabular level before favorable investment results or additional payments will increase the death benefit. Again, the death benefit will reflect a deduction for the amount of any Contract debt.
See Contract Loans in the prospectus.

The Contract Fund could grow to the point where it is necessary to increase the death benefit by a greater amount in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit will always be the greatest of (1) the face amount plus the Contract Fund minus the tabular Contract Fund value; (2) the guaranteed minimum death benefit; and (3) the Contract Fund times the attained age factor that applies.

Withdrawal of Excess Cash Surrender Value

Under certain circumstances, a Contract owner may withdraw a portion of the Contract's cash surrender value without surrendering the Contract in whole or in part. The amount that a Contract owner may withdraw is limited by the requirement that the Contract Fund after withdrawal must not be less than the tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in force.) But because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $200. An owner may make no more than four such withdrawals in each Contract year, and there is a $15 administrative processing fee for each withdrawal. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, Pruco Life of New Jersey will tell a Contract owner how much he or she may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, below. A temporary need for funds may also be met by making a loan and you should consult your Pruco Life of New Jersey representative about how best to meet your needs.

When a withdrawal is made, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is accordingly reduced. Neither the face amount of insurance nor the amount of scheduled premiums will be changed due to a withdrawal of excess cash surrender value. No surrender charges will be assessed upon a withdrawal.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if scheduled premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Pruco Life of New Jersey treats withdrawals as a return of premium.

Tax Treatment of Contract Benefits

Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Pruco Life of New Jersey believes the tax laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws and regulations or interpretations will not change.

Treatment as Life Insurance. The Contract will be treated as "life insurance" as long as it satisfies certain definitional tests set forth in Section 7702 of the Internal Revenue Code (the "Code") and as long as the underlying investments for the Contract satisfy diversification requirements set forth in Treasury Regulations issued pursuant to Section 817(h) of the Code.

These diversification requirements must ordinarily be met within 1 year after Contract owner funds are first allocated to the particular portfolio of the Series Fund, and within 30 days after the end of each calendar quarter thereafter. Each portfolio must meet one of two alternative tests. Under the first test, no more than 55% of the portfolio's assets can be invested in any one investment; no more than 70% of the assets can be invested in any two investments; no more than 80% can be invested in any three investments; and no more than 90% can be invested in any four investments. Under the second test, the portfolio must meet the tax law diversification requirements for a regulated investment company and no more than 55% of the value of the portfolio's assets can be invested in cash, cash items, Government securities, and securities of other regulated investment companies.

For purposes of determining whether a variable account is adequately diversified, each United States Government agency or instrumentality is treated as a separate issuer. Compliance with diversification requirements will generally limit the amount of assets that may be invested in federally insured certificates of deposit and all types of securities issued or guaranteed by each United States Government agency or instrumentality.

Pruco Life of New Jersey believes that it has taken adequate steps to cause the Contract to be treated as life insurance for tax purposes. This means that: (1) except as noted below, the Contract owner should not be taxed on any part of the Contract Fund, including additions attributable to interest or appreciation; and
(2) the death benefit should be excludible from the gross income of the beneficiary under section 101(a) of the Code.

However, Section 7702 of the Code, which defines life insurance for tax purposes, gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the Section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations under Sections 101, 7702, and 7702A governing the treatment of life insurance policies that provide accelerated death benefits were issued in 1992. None of these proposed regulations has yet been finalized. Additional regulations under
Section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under Section 817(d) relating to the definition of a variable contract.

Pruco Life of New Jersey intends to comply with final regulations issued under sections 7702 and 817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.

Pre-Death Distributions. The taxation of pre-death distributions depends on whether the Contract is classified as a Modified Endowment Contract. The following discussion first deals with distributions under Contracts not so classified, and then with Modified Endowment Contracts.

1. A surrender or lapse of the Contract may have tax consequences. Upon surrender, the owner will not be taxed on the cash surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any unpaid Contract debt will, upon surrender or lapse, be added to the cash surrender value and treated, for this purpose, as if it had been received. Any loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.

     A withdrawal generally is not taxable unless it exceeds total premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. However, under certain limited circumstances, in the first 15 Contract years all or a portion of a withdrawal may be taxable if the Contract Fund exceeds the total premiums paid less the untaxed portion of any prior withdrawals, even if total withdrawals do not exceed total premiums paid to date.

     Extra premiums for optional benefits and riders generally do not count in computing gross premiums paid, which in turn determines the extent to which a withdrawal might be taxed.

     Loans   received   under  the  Contract  will   ordinarily  be  treated  as
     indebtedness of the owner and will not be considered to be distributions subject to tax.



2. Some of the above rules are changed if the Contract is classified as a Modified Endowment Contract under section 7702A of the Code. A Contract may be classified as a Modified Endowment Contract under various circumstances. For example, low face amount Contracts issued on younger insureds may be classified as a Modified Endowment Contract even though the Contract owner pays only the Scheduled Premiums or even less than the Scheduled Premiums. Before purchasing such a Contract, you should understand the tax treatment of pre-death distributions and consider the purpose for which the Contract is being purchased. More generally, a Contract may be classified as a Modified Endowment Contract if premiums in excess of Scheduled Premiums are paid or a decrease in the face amount of insurance is made (or a rider removed) during the first 7 Contract years. Moreover, the addition of a rider after the Contract date may have an impact on the Contract's status as a Modified Endowment Contract. Contract owners contemplating any of these steps should first consult a qualified tax advisor and their Pruco Life of New Jersey representative.


     If the Contract is classified as a Modified Endowment Contract, then pre-death distributions, including loans and withdrawals, are includible in income to the extent that the Contract fund prior to surrender charges exceeds the gross premiums paid for the Contract increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. These rules may also apply to pre-death distributions, including loans, made during the 2 year period prior to the Contract becoming a Modified Endowment Contract.

     In addition, pre-death distributions from such Contracts (including full surrenders) will be subject to a penalty of 10 percent of the amount includible in income unless the amount is distributed on or after age 59 1/2, on account of the taxpayer's disability, or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by nonnatural persons such as corporations.


     Under certain circumstances, Modified Endowment Contracts issued during any calendar year will be treated as a single contract for purposes of applying the above rules.


Withholding. The taxable portions of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if the Contract owner fails to elect that no taxes be withheld or in certain other circumstances. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. All recipients of such amounts may be subject to penalties under the estimated tax rules if withholding and estimated tax payments are not sufficient.

Other Tax Considerations. Transfer of the Contract to a new owner or assignment of the Contract may have tax consequences depending on the circumstances. In the case of a transfer of the Contract for a valuable consideration, the death benefit may be subject to federal income taxes under section 101(a)(2) of the Code. In addition, a transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under Section 2601 of the Code.

In certain circumstances, deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied under section 163 of the Code as personal interest or under section 264 of the Code. Contract owners should consult a tax advisor regarding the application of these provisions to their circumstances.


Business-owned life insurance is subject to additional rules. Section 264(a)(1) of the Code generally precludes business Contract owners from deducting premium payments. Under section 264(a)(4) of the Code, a deduction is not allowed for any interest paid or accrued on any Contract debt on an insurance policy to the extent the indebtedness exceeds $50,000 per officer, employee or financially interested person. The Congress is also considering legislation to deny interest deductions generally for loans in business-owned policies. The Code also imposes an indirect tax upon additions to the Contract fund or the receipt of death benefits under business-owned life insurance policies under certain circumstances by way of the corporate alternative minimum tax.


The individual situation of each Contract owner or beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the owner or insured dies.

Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of The Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 1111 Durham Avenue, South Plainfield, New Jersey 07080-2398. The

Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than 50% of the scheduled premiums for the first year, no more than 10% of the scheduled premiums for the second, third, and fourth years, no more than 3% of the scheduled premiums for the fifth through tenth years, and no more than 2% of the scheduled premiums thereafter. For new Contracts issued on or about July 1, 1996, the commission rates for the second through tenth years will change to no more than 6% of the scheduled premiums. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than 3 years of service may be paid on a different basis.


Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life of New Jersey expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life of New Jersey's surplus, which may include amounts derived from the mortality and expense risk charge and the guaranteed minimum death benefit risk charge described in the prospectus under Daily Deduction from the Contract Fund and item (d) under Monthly Deductions from Contract Fund.

Riders


The Contract owner may be able to obtain extra fixed benefits which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges for the riders will be deducted from the Contract Fund on each Monthly date. One rider pays an additional amount if the insured dies in an accident. Another waives certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider.


Any Pruco Life of New Jersey representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life of New Jersey upon written request.

Other Standard Contract Provisions

Beneficiary. The beneficiary is designated and named in the application by the Contract owner. Thereafter, the owner may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

Incontestability. After the Contract has been in force during the insured's lifetime for 2 years from the Contract date or, with respect to any change in the Contract that requires Pruco Life of New Jersey's approval and could increase its liability, after the change has been in effect during the insured's lifetime for 2 years from the effective date of the change, Pruco Life of New Jersey will not contest its liability under the Contract in accordance with its terms.

Misstatement of Age or Sex. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life of New Jersey will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

Suicide Exclusion. Generally, if the insured, whether sane or insane, dies by suicide within 2 years from the Contract date, Pruco Life of New Jersey will pay no more under the Contract than the sum of the premiums paid.

Assignment. This Contract may not be assigned if such assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life of New Jersey's consent. Pruco Life of New Jersey assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at one of its Home Offices.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

                      INVESTMENT OBJECTIVES AND POLICIES OF
                                 THE PORTFOLIOS

General


The Prudential Series Fund, Inc. (the "Series Fund") has fifteen separate portfolios, two of which, the Conservative Balanced Portfolio and the Flexible Managed Portfolio, are available to PRUvider Contract owners. The portfolios are managed by The Prudential Insurance Company of America ("The Prudential"), see INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES, page 18.


Each of the portfolios seeks to achieve a different investment objective. Accordingly, each portfolio can be expected to have different investment results and to be subject to different financial and market risks. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general, and with particular reference to debt securities, to changes in the overall level of interest rates.

The investment objectives of the Series Fund's portfolios that are available to PRUvider Contract owners can be found under Investment Objectives and Policies of the Portfolios in the prospectus.

Convertible Securities



The Conservative Balanced and Flexible Managed Portfolios may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


Warrants



The Conservative Balanced and Flexible Managed Portfolios may invest in warrants on common stocks. Warrants are options to buy a number of shares of stock at a predetermined price during a specified period. The risk associated with the purchase of a warrant is that the purchase price will be lost if the market price of the stock does not reach a level that justifies the exercise or sale of the warrant before it expires


Options and Futures



Options on Equity Securities. The Conservative Balanced and Flexible Managed Portfolios may purchase and write (i.e., sell) put and call options on equity securities that are traded on securities exchanges or that are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or that result from privately negotiated transactions with broker-dealers ("OTC options"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the equity security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying equity security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.


A portfolio will write only "covered" options on stocks. A call option is covered if: (1) the portfolio owns the security underlying the option; or (2) the portfolio has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) the portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the portfolio in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with its custodian. A put option is covered if: (1) the portfolio deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option; or (2) the portfolio holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by the portfolio in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with its custodian.



The Conservative Balanced and Flexible Managed Portfolios may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting a portfolio security from a decline in market value). In exchange for the premium paid for the put option, the portfolio acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the portfolio is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on debt securities and stock indices, as described below under Options on Debt Securities and Options on Stock Indices.


The portfolios may purchase call options for hedging and investment purposes. No portfolio intends to invest more than 5% of its net assets at any one time in the purchase of call options on stocks. These portfolios may also purchase putable and callable equity securities, which are securities coupled with a put or a call option provided by the issuer.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an exchange-traded option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. A portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction with respect to a call option is likely to be offset in whole or in part by appreciation of the underlying equity security owned by the portfolio. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, the portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the portfolio originally wrote the OTC option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected.

A portfolio's use of options on equity securities is subject to certain special risks, in addition to the risk that the market value of the security will move adversely to the portfolio's option position. An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, which might cause an exchange to institute special procedures that might interfere with the timely execution of customers' orders.

The purchase and sale of OTC options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the portfolio originally wrote the OTC option. While the portfolios will seek to enter into OTC options only with dealers who agree to and which are expected to be able to be capable of entering into closing transactions with the portfolio, there can be no assurance that the portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the portfolio may be unable to liquidate an OTC option. The Prudential monitors the creditworthiness of dealers with whom the Series Fund enters into OTC option transactions under the general supervision of the Series Fund's Board of Directors.



Options on Debt Securities. The Conservative Balanced and Flexible Managed Portfolios may purchase and write (i.e., sell) put and call options on debt securities (including U.S. Government debt securities) that are traded on U.S. securities exchanges or that result from privately negotiated transactions with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("over-the-counter" or "OTC" options). Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.


A portfolio will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, the portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The principal reason for a portfolio to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of The Prudential, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.


The portfolios may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the portfolio will also segregate or deposit for the benefit of the portfolio's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is "in the money." It is contemplated that each portfolio's use of straddles will be limited to 5% of the portfolio's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the portfolio's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.


The portfolios may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts are described above in Options on Equity Securities, page 6. A portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. A portfolio may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While changes in the value of the put option should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which the portfolio purchases a put option on an underlying security it owns.

The portfolios may also purchase call options on debt securities for hedging or investment purposes. No portfolio currently intends to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities. A portfolio may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" or a "closing sale transaction" in a manner similar to that discussed above in connection with options on equity securities.

The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid for purposes of a portfolio's 15% limitation on investment in illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written OTC options may be considered liquid provided that the portfolio sells OTC options only to qualified dealers who agree that the portfolio may repurchase any OTC option it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The use of debt options is subject to the same risks described above in connection with stock options.



Options on Stock Indices. The Conservative Balanced and Flexible Managed Portfolios may purchase and sell put and call options on stock indices traded on securities exchanges or listed on NASDAQ or that result from privately negotiated transactions with broker-dealers ("OTC options"). Options on stock indices are similar to options on stock except that rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.


The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per Contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

The portfolios may purchase put and call options for hedging and investment purposes. No portfolio intends to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. A portfolio may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

A portfolio will write only "covered" options on stock indices. A call option is covered if the portfolio holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a portfolio writes a call option on a broadly based stock market index, the portfolio will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, cash equivalents or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. If a portfolio has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option at least five "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the portfolio will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when a portfolio writes a call on an index which is in-the-money at the time the call is written, the portfolio will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or NASDAQ against which the portfolio has not written a stock call option and which has not been hedged by the portfolio by the sale of stock index futures. However, if the portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the portfolio in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its custodian, it will not be subject to the requirement described in this paragraph.

A put option is covered if: (1) the portfolio holds in a segregated account cash, Treasury bills or other high-grade short-term debt obligations of a value equal to the strike price times the multiplier times the number of contracts; or
(2) the portfolio holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the portfolio in cash, Treasury bills or other high-grade short-term debt obligations in a segregated account with its custodian. In instances involving the purchase of futures contracts by a portfolio, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

The purchase and sale of options on stock indices will be subject to the risks described above under Options on Equity Securities. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the portfolio. It is the policy of the portfolios to purchase or write options only on stock indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. A portfolio will not purchase or sell any index option contract unless and until, in its manager's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

There are certain special risks associated with writing calls on stock indices. Because exercises of index options are settled in cash, a call writer such as a portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot precisely provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. The portfolios, however, will follow the "cover" procedures described above.

Price movements in a portfolio's equity security portfolio probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a portfolio bears the risk that the price of the securities held by the portfolio may not increase as much as the index. In such event, the portfolio would bear a loss on the call which is not completely offset by movement in the price of the portfolio's equity securities. It is also possible that the index may rise when the portfolio's securities do not rise in value. If this occurred, the portfolio would experience a loss on the call which is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of a portfolio's securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

When a portfolio has written a call, there is also a risk that the market may decline between the time the portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of the exercise, and the time the portfolio is able to sell stocks in its portfolio. As with stock options, a portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the portfolio would be able to deliver the underlying securities in settlement, the portfolio may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options. For example, even if an index call which a portfolio has written is "covered" by an index call held by the portfolio with the same strike price, the portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the portfolio exercises the call it holds or the time the portfolio sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

There are also certain special risks involved in purchasing put and call options on stock indices. If a portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the portfolio may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.



Options on Foreign Currencies. The Conservative Balanced and Flexible Managed Portfolios may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts (see Forward Foreign Currency Exchange Contracts, page 14) and futures contracts on foreign currencies (discussed under Futures Contracts, page 11) will be employed. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

A portfolio may purchase and write options to hedge the portfolio's securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the portfolio's securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a portfolio may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio's securities. Alternatively, a portfolio may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the portfolio received for the option.

If, on the other hand, the portfolio manager anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), the portfolio may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a portfolio could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

A portfolio's successful use of currency exchange options on foreign currencies depends upon the manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the portfolio's securities denominated in such currency would be partially offset by the premiums paid on the options. Further, if the currency exchange rate does not change, the portfolio net income would be less than if the portfolio had not hedged since there are costs associated with options.

The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. The portfolio's ability to establish and maintain positions will depend on market liquidity. The ability of the portfolio to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. In addition, the quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.


Futures Contracts. The Conservative Balanced and Flexible Managed Portfolios may, to the extent permitted by applicable regulations, attempt to reduce the risk of investment in equity securities by hedging a portion of their equity portfolios through the use of stock index futures contracts. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Conservative Balanced and Flexible Managed Portfolios may, to the extent permitted by applicable regulations, purchase and sell for hedging purpose futures contracts on interest-bearing securities (such as U.S. Treasury bonds and notes) or interest rate indices (referred to collectively as "interest rate futures contracts").

The Conservative Balanced and Flexible Managed Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on foreign currencies or groups of foreign currencies for hedging purposes.


When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," will be made on a daily basis as the underlying security, index or rate fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market." The Board of Directors currently intends to limit futures trading so that a portfolio will not enter into futures contracts or related options if the aggregate initial margins and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts and options.

A portfolio's successful use of futures contracts depends upon the investment manager's ability to predict the direction of the relevant market. The correlation between movement in the price of the futures contract and the price of the securities or currencies being hedged is imperfect. The ability of a portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract at any particular time.

There are several additional risks associated with a portfolio's use of futures contracts for hedging purposes. One such risk arises because of imperfect correlation between movements in the price of the futures contract and the price of the securities or currency that are the subject of the hedge. In the case of futures contracts on stock or interest rate indices, the correlation between the price of the futures contract and movements in the index might not be perfect. To compensate for differences in historical volatility, a portfolio could purchase or sell future contracts with a greater or lesser value than the securities or currency it wished to hedge or purchase. In addition, temporary price distortions in the futures market could be caused by a variety of factors. Further, the ability of a portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract at any particular time. Further, each portfolio's successful use of futures contracts is to some extent dependent on the ability of the portfolio manager to predict correctly movements in the direction of the market, interest rates and/or currency exchange rates.

In addition, the hours of trading of futures contracts may not conform to the hours during which the portfolio may trade the underlying securities and/or currency. To the extent that the futures markets close before the securities or currency markets, significant price and rate movements can take place in the securities and/or currency markets that cannot be reflected in the futures markets.


Options on Futures Contracts. To the extent permitted by applicable insurance law and federal regulations, the Conservative Balanced and Flexible Managed Portfolios may enter into certain transactions involving options on stock index futures contracts, options on interest rate futures contracts, and options on foreign currency futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The portfolios intend to utilize options on futures contracts for the same purposes that they use the underlying futures contracts.


Options on futures contracts are subject to risks similar to those described above with respect to option on securities, options on stock indices, and futures contracts. These risks include the risk that the portfolio manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, the portfolio might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the portfolio were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the portfolio.

When-Issued and Delayed Delivery Securities



From time to time, in the ordinary course of business, the Conservative Balanced and Flexible Managed Portfolios may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The portfolios will limit such purchases to those in which the date for delivery and payment falls within 120 days of the date of the commitment. A portfolio will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. A portfolio's custodian will maintain, in a separate account, cash, U.S. Government securities or other high grade debt obligations having a value equal to or greater than such commitments. If a portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.


In addition, the short-term portions of the portfolios may purchase money market securities on a when-issued or delayed delivery basis on the terms set forth under item 6 in SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST, page 21.

Short Sales


The Conservative Balanced and Flexible Managed Portfolios may sell securities they do not own in anticipation of a decline in the market value of those securities ("short sales"). To complete such a transaction, the portfolio will borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security the portfolio may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the portfolio replaces the borrowed security, it will (a) maintain in a segregated account cash or U.S. Government securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position.

The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 25% of any portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales.

Short Sales Against the Box

The portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the portfolio owns an equal amount of such securities or securities convertible into or exchangeable, with or without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a "short sale against the box"); provided, that if further consideration is required in connection with the conversion or exchange, cash or U.S. Government securities in an amount equal to such consideration must be put in a segregated account.

Interest Rate Swaps


The fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may use interest rate swaps to increase or decrease a portfolio's exposure to long- or short-term interest rates. No portfolio currently intends to invest more than 5% of its net assets at any one time in interest rate swaps.


Interest rate swaps, in their most basic form, involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest. For example, a portfolio might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same - to increase or decrease a portfolio's exposure to long- or short-term interest rates. For example, a portfolio may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, the portfolio's total return will be less than if the portfolio had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a portfolio could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

A portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

Loans of Portfolio Securities

The portfolios may from time to time lend the securities they hold to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the portfolio will continue to receive the interest and dividends or amounts equivalent thereto on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The portfolio will not have the right to vote securities on loan, but would terminate the loan and retain the right to vote if that were considered important with respect to the investment.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

No portfolio will lend securities to broker-dealers affiliated with The Prudential, including Prudential Securities Incorporated. This will not affect a portfolio's ability to maximize its securities lending opportunities.

Illiquid Securities

The portfolios may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the portfolio has valued them. Variable and floating rate instruments that cannot be disposed of within seven days and repurchase agreements with a maturity of greater than seven days are considered illiquid.

The portfolios may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. Any such security will not be considered illiquid so long as it is determined by the adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A portfolio's treatment of Rule 144A securities as liquid could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, the adviser, acting under guidelines approved and monitored by the Board of Directors, may conditionally determine, for purposed of the 15% test, that certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 will not be considered illiquid, whether or not it may be resold under Rule 144A. To make that determination, the following conditions must be met: (1) the security must not be traded flat or in default as to principal or interest; (2) the security must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the adviser must determine that the security is of equivalent quality; and (3) the adviser must consider the trading market for the specific security, taking into account all relevant factors. The adviser will continue to monitor the liquidity of any Rule 144A security or any Section 4(2) commercial paper which has been determined to be liquid and, if a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure that the 15% test continues to be satisfied.

Forward Foreign Currency Exchange Contracts


To the extent permitted by applicable insurance law, the Conservative Balanced and Flexible Managed Portfolios may purchase securities denominated in foreign currencies. To address the currency fluctuation risk that such investments entail, these portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


Additionally, when a portfolio's manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a portfolio to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the portfolio. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the portfolios believe that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the portfolios will thereby be served. A portfolio's custodian will place cash or liquid high-grade equity or debt securities into a segregated account of the portfolio in an amount equal to the value of the portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the portfolio's commitments with respect to such contracts.

The portfolios generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, a portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The portfolios' dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedge currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although the portfolios value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

                             INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the portfolios. Restrictions 1, 3, 5, and 8-11 are fundamental and may not be changed without shareholder approval as required by the 1940 Act. Restrictions 2, 4, 6, 7, and 12 are not fundamental and may be changed by the Board of Directors without shareholder approval.

Neither of the portfolios available to PRUvider Contract owners will:

  1. Buy or sell real estate and mortgages, although the portfolios may buy and sell securities that are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operation. Buy or sell commodities or commodities contracts, except that the Balanced Portfolios may purchase and sell stock index futures contracts and related options, purchase and sell interest rate futures contracts and related options, and purchase and sell foreign currency futures contracts and related options and forward foreign currency exchange contracts.

  2. Except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

  3. Acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition or reorganization.


  4. Make short sales of securities or maintain a short position, except that the Conservative Balanced and Flexible Managed Portfolios may sell securities short up to 25% of their net assets and may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.

  5. Purchase securities on margin or otherwise borrow money or issue senior securities except that the fixed income portions of the Balanced Portfolios may enter into reverse repurchase agreements, dollar rolls and may purchase securities on a when-issued and delayed delivery basis; except that the money market portion of any portfolio may enter into reverse repurchase agreements and may purchase securities on a when-issued and delayed delivery basis; and except that the Flexible Managed and Conservative Balanced Portfolios may purchase securities on a when-issued or a delayed delivery basis. The Series Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may borrow from a bank for the account of any portfolio as a temporary measure to facilitate redemptions (but not for leveraging or investment) or to exercise an option, an amount that does not exceed 5% of the value of the portfolio's total assets (including the amount owed as a result of the borrowing) at the time the borrowing is made. Interest paid on borrowings will not be available for investment. Collateral arrangements with respect to futures contracts and options thereon and forward foreign currency exchange contracts (as permitted by restriction no.1) are not deemed to be the issuance of a senior security or the purchase of a security on margin. Collateral arrangements with respect to the writing of options on debt securities, equity securities, stock indices and foreign currencies by the Conservative Balanced and Flexible Managed Portfolios are not deemed to be the issuance of a senior security or the purchase of a security on margin. Collateral arrangements entered into by the Balanced Portfolios with respect to interest rate swap agreements are not deemed to be the issuance of a senior security or the purchase of a security on margin.

  6. Enter into reverse repurchase agreements if, as a result, the portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may enter into reverse repurchase agreements and dollar rolls provided that the portfolio's obligations with respect to those instruments do not exceed 30% of the portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).


  7. Pledge or mortgage assets, except that no more than 10% of the value of any portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

  8. Lend money, except that loans of up to 10% of the value of each portfolio may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a portfolio in accordance with its investment objectives and policies.


  9. Underwrite the securities of other issuers, except where the Series Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that a portfolio may make pursuant to item 8 above.

10. Make an investment unless, when considering all its other investments, 75% of the value of a portfolio's assets would consist of cash, cash items, obligations of the United States Government, its agencies or instrumentalities, and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a portfolio's assets and to not more than 10% of the issuer's outstanding voting securities held by the Series Fund as a whole. Some uncertainty exists as to whether certain of the types of bank obligations in which a portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "other securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "other securities" limits the amount a portfolio may invest in the obligations of any one bank to 5% of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation would not apply to the purchase of such obligations.



11. Purchase securities of a company in any industry if, as a result of the purchase, a portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940
      Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC). This restriction shall not apply to mortgage-backed securities, collateralized mortgage obligations or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


12. Invest more than 15% of its net assets in illiquid securities or invest more than 10% of its net assets in the securities of unseasoned issuers. For purposes of this restriction, (a) illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time: and (b) unseasoned issuers are issuers (other than U.S. Government agencies or instrumentalities) having a record, together with predecessors, of less than 3 years' continuous operation.

The investments of the various portfolios are generally subject to certain additional restrictions under the laws of the State of New Jersey. In the event of future amendments to the applicable New Jersey statutes, each portfolio will comply, without the approval of the shareholders, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they stand are, in summary form, as follows:

  1. An Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

  2. The stock of a corporation may not be purchased unless: (i) the corporation has paid a cash dividend on the class of stock during each of the past 5 years preceding the time of purchase; or (ii) during the 5-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

  3. Any common stock purchased must be: (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and have market quotations available.

  4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of a portfolio would be invested in the securities of such corporation.

As a result of these currently applicable requirements of New Jersey law, which impose substantial limitations on the ability of the Series Fund to invest in the stock of companies whose securities are not publicly traded or who have not recorded a 5-year history of dividend payments or earnings sufficient to support such payments, the portfolios will not generally hold the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under items 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the portfolio.


Investment limitations also arise under the insurance laws and regulations of Arizona and may arise under the laws and regulations of other states. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios. For example, the Series Fund will generally invest no more than 10% of its assets in the obligations of banks of the foreign countries described in item 2 of SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST, page 21. In addition, the Series Fund adheres to additional restrictions relating to such practices as the lending of securities, borrowing, and the purchase of put and call options, futures contracts, and derivative instruments on securities to comply with investment guidelines issued by the California Department of Insurance.


Current federal income tax laws require that the assets of each portfolio be adequately diversified so that The Prudential and other insurers with separate accounts which invest in the Series Fund and not the Contract owners, are considered the owners of assets held in the Account for federal income tax purposes. See Tax Treatment of Contract Benefits, page 3. The Prudential intends to maintain the assets of each portfolio pursuant to those diversification requirements.

                INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES

The Series Fund and The Prudential have entered into an Investment Advisory Agreement under which The Prudential will, subject to the direction of the Board of Directors of the Series Fund, be responsible for the management of the Series Fund, and provide investment advice and related services to each portfolio. As noted in the prospectus, The Prudential has also entered into a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with The Prudential's performance of its obligations under the Investment Advisory Agreement.

Under the Investment Advisory Agreement, The Prudential receives an investment management fee as compensation for its services to the Series Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual portfolio.


The investment management fee for the Conservative Balanced Portfolio is equal to an annual rate of 0.55% of the average daily net assets of each of the portfolios. For the Flexible Managed Portfolio, the fee is equal to an annual rate of 0.6% of the average daily net assets of the portfolio.


The Investment Advisory Agreement requires The Prudential to pay for maintaining any Prudential staff and personnel who perform clerical, accounting, administrative, and similar services for the Series Fund, other than investor services and any daily Series Fund accounting services. It also requires The Prudential to pay for the equipment, office space and related facilities necessary to perform these services and the fees or salaries of all officers and directors of the Series Fund who are affiliated persons of The Prudential or any subsidiary of The Prudential.

Each portfolio pays all other expenses incurred in its individual operation and also pays a portion of the Series Fund's general administrative expenses allocated on the basis of the asset size of the respective portfolios. Expenses that will be borne directly by the portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, interest, certain taxes, charges of the Custodian and Transfer Agent, and other expenses attributable to a particular portfolio. Expenses that will be allocated among all portfolios include legal expenses, state franchise taxes, auditing services, costs of printing proxies, costs of stock certificates, Securities and Exchange Commission fees, accounting costs, the fees and expenses of directors of the Series Fund who are not affiliated persons of The Prudential or any subsidiary of The Prudential, and other expenses properly payable by the entire Series Fund. If the Series Fund is sued, litigation costs may be directly applicable to one or more portfolios or allocated on the basis of the size of the respective portfolios, depending upon the nature of the lawsuit. The Series Fund's Board of Directors has determined that this is an appropriate method of allocating expenses.


Under the Investment Advisory Agreement, The Prudential has agreed to refund to the Conservative Balanced and Flexible Managed Portfolios the portion of the investment management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses of that portfolio (excluding interest, taxes, and brokerage fees and commissions but including investment management fees) exceeds 0.75% of the portfolio's average daily net assets.

The Investment Advisory Agreement with The Prudential was most recently approved by the Series Fund's Board of Directors, including a majority of the Directors who are not interested persons of The Prudential, on March 1, 1996 with respect to the Balanced Portfolios. The Investment Advisory Agreement was most recently approved by shareholders in accordance with instructions from Contract owners at their 1989 annual meeting with respect to the Balanced Portfolios. The Agreement will continue in effect if approved annually by: (1) a majority of the non-interested persons of the Series Fund's Board of Directors; and (2) by a majority of the entire Board of Directors or by a majority vote of the shareholders of each portfolio. The required shareholder approval of the Agreement shall be effective with respect to any portfolio if a majority of the voting shares of that portfolio vote to approve the Agreement, even if the Agreement is not approved by a majority of the voting shares of any other portfolio or by a majority of the voting shares of the entire Series Fund. The Agreement provides that it may not be assigned by The Prudential and that it may be terminated upon 60 days' notice by the Series Fund's Board of Directors or by a majority vote of its shareholders. The Prudential may terminate the Agreement upon 90 days' notice.


The Service Agreement between The Prudential and PIC was most recently ratified by shareholders of the Series Fund at their 1989 annual meeting with respect to the Balanced Portfolios. The Service Agreement between The Prudential and PIC will continue in effect as to the Series Fund for a period of more than 2 years from its execution, only so long as such continuance is specifically approved at least annually in the same manner as the Investment Advisory Agreement between The Prudential and the Series Fund. The Service Agreement may be terminated by either party upon not less than 30 days' prior written notice to the other party, will terminate automatically in the event of its assignment, and will terminate automatically as to the Series Fund in the event of the assignment or termination of the Investment Advisory Agreement between The Prudential and the Series Fund. The Prudential is not relieved of its responsibility for all investment advisory services under the Investment Advisory Agreement. Under the Service Agreement, The Prudential pays PIC a portion of the fee it receives for providing investment advisory services.


The Prudential also serves as the investment advisor to several other investment companies. When investment opportunities arise that may be appropriate for more than one entity for which The Prudential serves as investment advisor, The Prudential will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which The Prudential acts as investor advisor have different investment objectives and positions, The Prudential may from time to time buy a particular security for one or more such entities while at the same time it sells such securities for another.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Prudential is responsible for decisions to buy and sell securities, options on securities and indices, and futures and related options for the Series Fund. The Prudential is also responsible for the selection of brokers, dealers, and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on Series Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities Incorporated, an indirect wholly-owned subsidiary of The Prudential.

Bonds, including convertible bonds, and equity securities traded in the over-the-counter market are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Series Fund will not deal with Prudential Securities Incorporated in any transaction in which Prudential Securities Incorporated acts as principal. Thus, it will not deal with Prudential Securities Incorporated if execution involves Prudential Securities Incorporated's acting as principal with respect to any part of the Series Fund's order.

Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities Incorporated, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act) except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Series Fund, will not significantly affect the portfolios' current ability to pursue their respective investment objectives. However, in the future it is possible that the Series Fund may under other circumstances be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation.

In placing orders for portfolio securities of the Series Fund, The Prudential is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, The Prudential will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Series Fund, The Prudential or The Prudential's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by The Prudential in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Series Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers, dealers or futures commission merchants may be used by The Prudential in providing investment management for the Series Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Prudential's policy is to pay higher commissions to brokers, other than Prudential Securities Incorporated, for particular transactions than might be charged if a different broker had been selected on occasions when, in The Prudential's opinion, this policy furthers the objective of obtaining best price and execution. The Prudential's present policy is not to permit higher commissions to be paid on Series Fund transactions in order to secure research, statistical, and investment services from brokers. The Prudential might in the future authorize the payment of such higher commissions but only with the prior concurrence of the Board of Directors of the Series Fund, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.

Subject to the above considerations, Prudential Securities Incorporated may act as a securities broker or futures commission merchant for the Series Fund. In order for Prudential Securities Incorporated to effect any portfolio transactions for the Series Fund, the commissions received by Prudential Securities Incorporated must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transac tions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Prudential Securities Incorporated to receive no more than the remuneration that would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Series Fund, including a majority of the non- interested directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities Incorporated are consistent with the foregoing standard. In accordance with Rule 11a2-2(T) under the Securities Exchange Act of 1934, Prudential Securities Incorporated may not retain compensation for effecting transactions on a securities exchange for the Series Fund unless the Series Fund has expressly authorized the retention of such compensation in a written contract executed by the Series Fund and Prudential Securities Incorporated. Rule 11a2-2(T) provides that Prudential Securities Incorporated must furnish to the Series Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities Incorporated from transactions effected for the Series Fund during the applicable period. Brokerage and futures transactions with Prudential Securities Incorporated are also subject to such fiduciary standards as may be imposed by applicable law.


For the years 1995, 1994, and 1993, the Series Fund paid a total of $xx,xxx,xxx, $11,579,886, and $9,492,283, respectively, in brokerage commissions for all portfolios. Of those amounts, $xxx,xxx, $560,155, and $977,695, for 1995, 1994, and 1993, respectively, was paid out to Prudential Securities Incorporated. For 1995, the commissions paid to this affiliated broker constituted x.xx% of the total commissions paid by the Series Fund for that year. Transactions through this affiliated broker accounted for x.xx% of the aggregate dollar amount of transactions for all of the portfolios of the Series Fund involving the payment of commissions.


                        DETERMINATION OF NET ASSET VALUE

Shares in the Series Fund are currently offered continuously, without sales charge, at prices equal to the respective net asset values of the portfolios, only to separate accounts to fund benefits payable under the Contracts described in the variable life insurance and variable annuity prospectuses. The Series Fund may at some later date also offer its shares to other separate accounts of The Prudential or other insurers. The Prudential acts as principal underwriter to the Series Fund. As such, The Prudential receives no underwriting compensation from the Series Fund.


As noted in the prospectus, the net asset value of the shares of each portfolio is determined once daily on each day the New York Stock Exchange ("NYSE") is open for business. The NYSE is open for business Monday through Friday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event the New York Stock Exchange closes early on any business day, the net asset value of each portfolio shall be determined at a time between such closing and 4:15 p.m. New York City time.


In determining the net asset value of any intermediate or long-term fixed income securities of the Balanced Portfolios (other than debt obligations with remaining maturities of less than 60 days, which are valued at amortized cost) will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at securities valuations.

All short-term debt obligations in the money market portions of the Balanced Portfolios of 12 months maturity or less are valued on an amortized cost basis in accordance with an order obtained from the Securities and Exchange Commission. This means that each obligation will be valued initially at its purchase price and thereafter by amortizing any discount or premium uniformly to maturity, regardless of the impact of fluctuating interest rates on the market value of the obligation. This highly practical method of valuation is in widespread use and almost always results in a value that is extremely close to the actual market value. In order to continue to utilize the amortized cost method of valuation, the Money Market Portfolio may not purchase any security with a remaining maturity of more than 12 months and must maintain a dollar-weighted average portfolio maturity of 120 days or less. In the event of sizeable changes in interest rates, however, the value determined by this method may be higher or lower than the price that would be received if the obligation were sold. The Series Fund's Board of Directors has established procedures to monitor whether any material deviation occurs and, if so, will promptly consider what action, if any, should be initiated to prevent unfair results to Contract owners. The short-term portion of these portfolios may be invested only in high quality instruments, as described in SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST, page 21.

The net asset value of the common stocks and convertible debt securities of the portfolios will be determined in the following manner. Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. New York City time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) are valued on the same basis as intermediate or long-term fixed income securities, as described above. Short-term debt instruments which mature in less than 60 days are valued at amortized cost. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents.

Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities, and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of any such securities are determined as of such times for purposes of computing a portfolio's net asset value. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. If an extraordinary event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith by the applicable portfolio manager under procedures established by and under the general supervision of the Series Fund's Board of Directors.


With respect to all the portfolios which utilize such investments, options on stock and stock indices traded on national securities exchanges are valued at the average of the bid and asked prices as of the close of the respective exchange (which is currently 4:10 p.m. New York City time). Futures contracts and options thereon are valued at the last sale price at the close of the applicable commodities exchanges or board of trade (which is currently 4:15 p.m. New York City time) or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade.


Securities or assets for which market quotations are not readily available will be valued at fair value as determined by The Prudential under the direction of the Board of Directors of the Series Fund.

                 SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO
                              MAY CURRENTLY INVEST*

The Money Market Portfolio, and the other portfolios to the extent their investment policies so provide, may invest in the following liquid, short-term, debt securities regularly bought and sold by financial institutions:


1. U.S. Treasury Bills and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees or to the backing solely of the issuing instrumentality itself. Securities which are not backed by the full faith and credit of the United States include but are not limited to obligations of the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the United States Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, the obligations of which may only be satisfied by the individual credit of the issuing agency. Obligations of the

* Although the Money Market Portfolio is not available to PRUvider Contract owners, any short-term portion of the Balanced Portfolios may be invested in the types of securities described in this section.

Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank are examples of securities that are backed by the full faith and credit of the United States.

2. Obligations (including certificates of deposit, bankers' acceptances, and time deposits) of domestic banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign offices of foreign banks provided that such bank has, at the time of the portfolio's investment, total assets of at least $1 billion or the equivalent. Obligations of any savings and loan association or savings bank organized under the laws of the United States or any state thereof, provided that such association or savings bank has, at the time of the portfolio's investment, total assets of at least $1 billion. The term "certificates of deposit" includes both Eurodollar certificates of deposit, which are traded in the over-the-counter market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers, including future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments.

"Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

3. Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies, instrumentalities or political subdivisions, denominated in U.S. dollars, and, at the date of investment, rated at least A or A-2 by Standard & Poor's Corporation ("S&P"), A or Prime-2 by Moody's Investors Service ("Moody's") or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's. For a description of corporate bond ratings, see Debt Ratings page 23. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph 2 above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Series Fund's investment adviser (which as noted above is currently The Prudential) under the supervision of the Series Fund's Board of Directors.

As stated above in paragraphs 2 and 3, the Money Market Portfolio and short-term portions of the other portfolios may contain obligations of foreign branches of domestic banks and domestic branches of foreign banks, as well as commercial paper, bills, notes, and other obligations issued in the United States by foreign issuers, including foreign governments, their agencies, and instrumentalities. This involves certain additional risks. These risks include future political and economic developments in the country of the issuer, the possible imposition of withholding taxes on interest income payable on such obligations held by the Series Fund, the possible seizure or nationalization of foreign deposits, and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of principal and interest on such obligations held by the Series Fund. In addition, there may be less publicly available information about a foreign issuer than about a domestic one, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestics issuers. Securities issued by foreign issuers may be subject to greater fluctuations in price than securities issued by U.S. entities. Finally, in the event of default with respect to any such foreign debt obligations, it may be more difficult for the Series Fund to obtain or to enforce a judgment against the issuers of such securities.

4. Repurchase Agreements. When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Series Fund will not enter into repurchase agreements unless the agreement is "fully collateralized" (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the 'loan' including accrued interest). The Series Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. The Series Fund has adopted standards for the parties with whom it will enter into repurchase agreements which it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Series Fund may incur a loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Series Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Series Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

The Series Fund will not enter into repurchase agreements with The Prudential or its affiliates, including Prudential Securities Incorporated. This will not affect the Series Fund's ability to maximize its opportunities to engage in repurchase agreements.


5. Reverse Repurchase Agreements. The Money Market Portfolio may use reverse repurchase agreements, which are described under Reverse Repurchase Agreements and Dollar Rolls in the prospectus. No portfolio may obligate more than 10% of its net assets in connection with reverse repurchase agreements, except that the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may obligate up to 30% of their net assets in connection with reverse repurchase agreements and dollar rolls.


6. When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Money Market Portfolio may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the portfolio until delivery and payment take place. At the time the portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such securities in determining its net asset value. The portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Series Fund's custodian bank will maintain in a separate account securities of the portfolio having a value equal to or greater than such commitments. On delivery dates for such transactions, the portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the portfolio's net assets would be so committed.

The Board of Directors of the Series Fund has adopted policies for the Money Market Portfolio to conform to amendments of an SEC rule applicable to money market funds, like the portfolio. These policies do not apply to any other portfolio. The policies are as follows: (1) The portfolio will not invest more than 5% of its assets in the securities of any one issuer (except U.S. Government securities); however, the portfolio may exceed the 5% limit with respect to a single security rated in the highest rating category for up to three business days after the purchase thereof; (2) To be eligible for investment, a security must be a United States dollar-denominated instrument that the Series Fund's Board has determined to present minimal credit risks and must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the security or issue, or if only one NRSRO has assigned a rating, that NRSRO. An unrated security must be deemed to be of comparable quality as determined by the Series Fund's Board. In other words, the portfolio will invest in only first tier or second tier securities. First tier securities are securities which are rated by at least two NRSROs, or by the only NRSRO that has rated the security, in the highest short-term rating category, or unrated securities of comparable quality as determined by the Series Fund's Board. Second tier securities are eligible securities that are not first tier securities; (3) The portfolio will not invest more than 5% of its total assets in second tier securities; (4) The portfolio may not invest more than 1% of its assets in second tier securities of any one issuer; (5) In the event a first tier security held by the portfolio is downgraded and becomes a second tier security, or in the case of an unrated security the Series Fund's Board determines it is no longer of comparable quality to a first tier security, or in the event The Prudential becomes aware that an NRSRO has rated a second tier security or an unrated portfolio security below its second highest rating, the Board will reassess promptly whether the security presents minimal credit risks and shall cause the portfolio to take such action as the Board determines is in the best interests of the portfolio and its shareholders; (6) In the event of a default or if because of a rating downgrade a security held in the portfolio is no longer an eligible investment, the portfolio will sell the security as soon as practicable unless the Series Fund's Board makes a specific finding that such action would not be in the best interest of the portfolio; and (7) The portfolio's dollar-weighted average maturity will be no more than 90 days. The Series Fund's Board of Directors has adopted written procedures delegating to the investment advisor under certain guidelines the responsibility to make several of the above-described determinations, including certain credit quality determinations.

                                  DEBT RATINGS

Moody's Investors Services, Inc. describes its categories of corporate debt securities and its "Prime-1" and "Prime-2" commercial paper as follows:

Bonds:


Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Commercial paper:

  o Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

      --    Leading market positions in well-established industries.
      --    High rates of return of funds employed.
      --    Conservative  capitalization  structures  with moderate  reliance on debt and ample asset protection.
      --    Broad margins in earnings  coverage of fixed  financial  charges and high internal cash generation.
      --    Well established  access to a range of financial markets and assured sources of alternate liquidity.

  o Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Corporation describes its grades of corporate debt securities and its "A" commercial paper as follows:

Bonds:


AAA Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

AA Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long term money market.

A Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions.

               Interest  and   principal   are   regarded  as  safe.   They  are
               predominately reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB Bonds rated BBB, or medium grade, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

BB-B-CCC-CC    Bonds  rated  BB,  B, CCC and CC are  regarded,  on  balance,  as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper:

Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long term senior debt rating is "A" or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowings. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

                     POSSIBLE REPLACEMENT OF THE SERIES FUND

Although The Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, The Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required.

Contract owners will be notified of such substitution.

In addition, although it is highly unlikely, it is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) difference between voting instructions given by variable life insurance and variable annuity contract owners. The Prudential will bear the expense, if it does become necessary, of remedying any material conflict including establishing a new underlying investment company and segregating the assets held under variable life insurance and variable annuity contracts.

                  OTHER INFORMATION CONCERNING THE SERIES FUND

Incorporation and Authorized Stock


The Series Fund was incorporated under Maryland law on November 15, 1982. The authorized Capital Stock of the Series Fund consists of 2 billion shares, par value $0.01 per share. The shares of Capital Stock are divided into fifteen classes: Money Market Portfolio Capital Stock (225 million shares), Diversified Bond Portfolio Capital Stock (200 million shares), High Yield Bond Portfolio Capital Stock (100 million shares), Government Income Portfolio Capital Stock (100 million shares), Equity Portfolio Capital Stock (200 million shares), Stock Index Portfolio Capital Stock (100 million shares), Equity Income Portfolio Capital Stock (100 million shares), Natural Resources Portfolio Capital Stock (100 million shares), Global Portfolio Capital Stock (100 million shares),
Conservative Balanced Portfolio Capital Stock (300 million shares), Flexible Managed Portfolio Capital Stock (300 million shares), Zero Coupon Bond Portfolio 2000 Capital Stock (25 million shares), Zero Coupon Bond Portfolio 2005 Capital Stock (50 million shares), Prudential Jennison Portfolio Capital Stock (50 million shares), Small Capitalization Stock Portfolio Capital Stock (50 million shares). The shares of each portfolio, when issued, will be fully paid and non-assessable, will have no conversion, exchange or similar rights, and will be freely transferable. Each share of stock will have a pro rata interest in the assets of the portfolio to which the stock of that class relates and will have no interest in the assets of any other portfolio.

Dividends, Distributions and Taxes

The Series Fund is qualified as a regulated investment company under Section 851 of the Internal Revenue Code and distributes substantially all of each portfolio's net investment income and realized gains from securities transactions to the respective subaccounts, which immediately reinvest it. For each taxable year in which it and each of its portfolios so qualify, the Series Fund will not be subject to tax on net investment income and realized gains from securities transactions distributed to shareholders.

Custodian and Transfer Agent

Chemical Bank, 4 New York Plaza, New York, N.Y. 10004, is the custodian of the assets held by all the portfolios, except the Global Portfolio, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities held by these portfolios. Chemical Bank is also authorized to use the facilities of the Mortgage Backed Security Clearing Corporation (a subsidiary of the Midwest Stock Exchange) with respect to mortgage-backed securities held by any of these portfolios. Chemical Bank maintains certain financial and accounting books and records pursuant to an agreement with the Series Fund. Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, MA 02109, is the custodian of the assets of the Global Portfolio. Brown Brothers employs subcustodians, who were approved by the directors of the Series Fund in accordance with regulations of the Securities and Exchange Commission, for the purpose of providing custodial service for the Global Portfolio's foreign assets held outside the United States. Morgan Guaranty Trust Company, 60 Wall Street, New York, NY 10260 is the custodian of the assets held in connection with repurchase agreements entered into by the portfolios and is authorized to use the facilities of the book-entry system of the Federal Reserve Bank. The directors of the Series Fund monitor the activities of the custodians and the subcustodians.

The Prudential is the transfer agent and dividend-disbursing agent for the Series Fund. The Prudential as transfer agent issues and redeems shares of the Series Fund and maintains records of ownership for the shareholders.

Experts

The financial statements of the Series Fund included in this statement of additional information and the FINANCIAL HIGHLIGHTS included in the prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, NJ 07054-0319.

License

As part of the Investment Advisory Agreement, The Prudential has granted the Series Fund a royalty-free, non-exclusive license to use the words "The Prudential" and its registered service mark of a rock representing the Rock of Gibraltar. However, The Prudential may terminate this license if The Prudential or a company controlled by it ceases to be the Series Fund's investment advisor. The Prudential may also terminate the license for any other reason upon 60 days written notice; but, in this event, the Investment Advisory Agreement shall also terminate 120 days following receipt by the Series Fund of such notice, unless a majority of the outstanding voting securities of the Series Fund vote to continue the Agreement notwithstanding termination of the license.

               DIRECTORS AND OFFICERS OF PRUCO LIFE OF NEW JERSEY
                        AND MANAGEMENT OF THE SERIES FUND


               DIRECTORS AND OFFICERS OF PRUCO LIFE OF NEW JERSEY


The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past 5 years, are shown below.


                      DIRECTORS OF PRUCO LIFE OF NEW JERSEY


E. MICHAEL CAULFIELD, Director. -- Chief Executive Officer, Prudential Money Management Group since 1995; 1993 to 1995: President, Prudential Preferred Financial Services; 1992 to 1993: President, Prudential Property and Casualty Insurance Company*; Prior to 1992: President of Investment Services of The Prudential.


GARNETT L. KEITH, JR., Director. -- Vice Chairman of The Prudential.


IRA J. KLEINMAN, Director. -- Chief Marketing and Product Development Officer, Prudential Individual Insurance Group since 1995; 1993 to 1995: President, Prudential Select; 1992 to 1993: Senior Vice President of The Prudential; Prior to 1992: Vice President of The Prudential.

ESTHER H. MILNES, President and Director. -- Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services since 1993; Prior to 1993:
Vice President and Associate Actuary of The Prudential.

I. EDWARD PRICE, Vice Chairman and Director. -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; 1994 to 1995: Chief Executive Officer, Prudential International Insurance; 1993 to 1994: President, Prudential International Insurance; Prior to 1993: Senior Vice President and Company Actuary of The Prudential.

WILLIAM  F.  YELVERTON,   Director.  --  Chief  Executive  Officer,   Prudential
Individual Insurance Group since 1995; Prior to 1995: Chief Executive Officer, New York Life Worldwide.


                         OFFICERS WHO ARE NOT DIRECTORS


BEVERLY R. BARNEY, Senior Vice President. -- Vice President and Re-Engineering Officer, Prudential Insurance and Financial Services since 1995; 1993 to 1995:
Senior Vice President and Associate Actuary,  Prudential Direct;  Prior to 1993:
Senior Vice President and Actuary of Pruco Life.

SUSAN L. BLOUNT, Secretary.--Vice President and Secretary of The Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company.

C. EDWARD CHAPLIN, Treasurer. -- Vice President and Treasurer of The Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of The Prudential; 1992 to 1993: Vice President and Assistant Treasurer, Banking and Cash Management for The Prudential; Prior to 1992: Regional Vice President of Prudential Mortgage Capital Company.

ROBERT EARL, Senior Vice President. -- Managing Director, Houston Financial Services Office, Prudential Preferred Financial Services since 1994; 1993 to 1994: Vice President, Strategic Initiatives, Prudential Preferred Financial Services; Prior to 1993: Vice President Regional Marketing of The Prudential.

CLIFFORD E. KIRSCH, Chief Counsel -- Chief Counsel of The Prudential Insurance Company's Individual Variable Products Department since 1995; 1994 to 1995:
Associate General Counsel with Paine Webber; Prior to 1994: Assistant Director in the Division of Investment Management with the Securities and Exchange Commission.

RICHARD F. LAMBERT, Senior Vice President and Chief Actuary. -- Vice President and Chief Actuary, Prudential Preferred Financial Services since 1994; 1993 to 1994: Vice President and Actuary, Prudential Preferred Financial Services; Prior to 1993: Vice President and Associate Actuary of The Prudential.

DIANE M. MCGOVERN, Vice President and Actuary. -- Vice President and Assistant Actuary of The Prudential.

MICHAEL R. SHAPIRO, Senior Vice President. -- Senior Vice President, Prudential Select Brokerage.

LAWRENCE J. SUNDRAM, Senior Vice President. -- Vice President of Marketing, Prudential Individual Insurance Group since 1996; 1994 to 1996: Senior Vice President of Property and Casualty, Prudential Insurance and Financial Services; 1993 to 1994: Vice President, Prudential Insurance and Financial Services; Prior to 1993: Vice President, District Agencies Marketing for The Prudential.

STEPHEN P. TOOLEY, Vice President, Comptroller and Chief Accounting Officer. -- Vice President and Comptroller, Prudential Individual Insurance Group since 1995; 1993 to 1995: Vice President and Comptroller, Prudential Insurance and Financial Services; Prior to 1993: Director, Financial Analysis for The Prudential.


The business address of all directors and officers of Pruco Life of New Jersey is 213 Washington Street, Newark, New Jersey 07102-2992.

* Subsidiary of The Prudential

                          MANAGEMENT OF THE SERIES FUND

The names of all directors and officers of the Series Fund and the principal occupation of each during the last 5 years are shown below. Unless otherwise stated, the address of each director and officer is Prudential Plaza, Newark, New Jersey 07102-3777.


MENDEL A. MELZER*, Chairman of the Board--Chief Financial Officer of the Money Management Group of The Prudential since 1995; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services; 1991 to 1993: Managing Director, The Prudential Investment Corporation; Prior to 1991: Senior Vice President, Prudential Capital Corporation.

E. MICHAEL CAULFIELD*, President and Director--Chief Executive Officer of the Money Management Group of The Prudential since 1995; 1995: Chief Executive Officer, Prudential Preferred Financial Services; 1993 to 1995: President, Prudential Preferred Financial Services; 1992 to 1993: President, Prudential Property and Casualty Insurance Company; Prior to 1992: President of Investment Services of The Prudential.


SAUL K.  FENSTER,  Director--President  of New Jersey  Institute of  Technology.
Address: 323 Martin Luther King Boulevard, Newark, New Jersey 07102.

W.  SCOTT  McDONALD,  JR.,   Director--Executive  Vice  President  of  Fairleigh
Dickinson University since 1991: Prior to 1991: Executive Vice President of Drew University. Address: 23 Forest Road, Madison, New Jersey 07940.

JOSEPH WEBER, Director--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.


STEPHEN P. TOOLEY, Comptroller--Vice President and Comptroller of the Individual Insurance Group of The Prudential since 1995; 1993 to 1995: Vice President and Comptroller of Prudential Insurance and Financial Services; Prior to 1993:
Director, Financial Analysis of The Prudential.


THOMAS C. CASTANO, Secretary and Treasurer--Assistant General Counsel of The Prudential since 1993; Prior to 1993: Assistant General Counsel of Pruco Life Insurance Company.

No director or officer of the Series Fund who is also an officer, director or employee of The Prudential or its affiliates is entitled to any remuneration from the Series Fund for services as one of its directors or officers. Each director of the Series Fund who is not an interested person of the Series Fund will receive a fee of $2,000 per year plus $200 per portfolio for each meeting of the Board attended and will be reimbursed for all expenses incurred in connection with attendance at meetings.

*These members of the Board are interested persons of The Prudential, its affiliates or the Series Fund as defined in the 1940 Act. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Series Fund and The Prudential, must be approved by a majority of the members of the Board who are not interested persons of The Prudential, its affiliates or the Series Fund. Mr. Melzer and Mr. Caulfield, two of the five members of the Board, are interested persons of The Prudential and the Series Fund, as that term is defined in the 1940 Act, because they are officers and/or affiliated persons of The Prudential, the investment advisor to the Series Fund. Messrs. Fenster, McDonald, and Weber are not interested persons of The Prudential, its affiliates or the Series Fund. However, Mr. Fenster is President of the New Jersey Institute of Technology. The Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

            FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC.

                          "A" pages to be inserted here











                       To be filed pursuant to Rule 485(b)

            THE PRUDENTIAL SERIES FUND, INC. SCHEDULE OF INVESTMENTS


                          "B" pages to be inserted here











                       To be filed pursuant to Rule 485(b)

                                     PART C

                               OTHER INFORMATION

ITEM 24.           FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial Statements

     Financial statements of The Prudential Series Fund, Inc. will be filed by Post-Effective Amendment.

(b)       Exhibits

(i)(1)Articles of Incorporation of The   Incorporated by reference to
      Prudential Series Fund, Inc.       Registrant's Form N-1A, filed December
                                         15, 1982.

   (2)Supplemental Investment Advisory   Incorporated by reference to
      Agreement between The Prudential   Post-Effective Amendment No. 28 to this
      Insurance Company of America and   Registration Statement, filed February
      The Prudential Series Fund, Inc.   1, 1995.

   (3)Articles Supplementary to the      Incorporated by reference to
      Articles of Incorporation of The   Post-Effective Amendment No. 19 to this
      Prudential Series Fund, Inc.       Registration Statement, filed March 1,
                                         1990.

   (4)Subadvisory Agreement between The  Incorporated by reference to
      Prudential Insurance Company of    Post-Effective Amendment No. 28 to this
      America and Jennison Associates    Registration Statement, filed February
      Capital Corp.                      1, 1995.

(ii)  By-laws of The Prudential Series   Incorporated by reference to
      Fund, Inc., as amended February    Post-Effective Amendment No. 19 to this
      16, 1990.                          Registration Statement, filed March 1,
                                         1990.

(v)(1)Investment Advisory Agreement, as  Incorporated by reference to amended July 14, 1988 between The  Post-Effective Amendment No. 16 to this
      Prudential Insurance Company of    Registration Statement, filed September
      America and The Prudential Series  1, 1988.
      Fund, Inc.

   (2)Service Agreement between The      Incorporated by reference to
      Prudential Insurance Company of    Post-Effective Amendment No. 3 to this
      America and The Prudential         Registration Statement, filed March 12,
      Investment Corporation.            1985.

(vi)  Distribution Agreement between The Incorporated by reference to
      Prudential Series Fund, Inc. and   Post-Effective Amendment No. 20 to this
      Pruco Securities Corporation.      Registration Statement, filed April 26,
                                         1990.

(viii)(1)Custodian Agreement between     Incorporated by reference to
         Chemical Bank (formerly         Post-Effective Amendment No. 6 to this
         Manufacturers Hanover Trust     Registration Statement, filed October
         Company) and The Prudential     2, 1986.
         Series Fund, Inc.

      (2)Custodian Agreement between     Incorporated by reference to
         Brown Brothers Harriman & Co.   Post-Effective Amendment No. 16 to this
         and The Prudential Series       Registration Statement, filed September
         Fund, Inc.                      1, 1988.

      (3)Custodian Agreement between     Incorporated by reference to
         Morgan Guaranty Trust Company   Post-Effective Amendment No. 21 to this
         and The Prudential Series       Registration Statement, filed March 1,
         Fund, Inc.                      1991.

(ix)(1)Indemnification Agreement         Incorporated by reference to
       Regarding Reg. No. 33-20000.      Post-Effective Amendment No. 25 to this
                                         Registration Statement, filed April 8,
                                         1993.

      (2)Indemnification Agreement       Incorporated by reference to
         Regarding Reg. No. 33-49994.    Post-Effective Amendment No. 26 to this
                                         Registration Statement, filed March 2,
                                         1994.

      (3)Indemnification Agreement       Incorporated by reference to
         Regarding Reg. No. 33-57186.    Post-Effective Amendment No. 26 to this
                                         Registration Statement, filed March 2,
                                         1994.

(xi)  Consent of independent auditors.   To be filed by Post-Effective
                                         Amendment.


(xvii)(1) Powers of Attorney:            Incorporated by reference to
          Saul K. Fenster                Post-Effective Amendment No. 10 to this
          W. Scott McDonald, Jr.         Registration Statement, filed August
          Joseph Weber                   14, 1987.

      (2) Powers of Attorney:            Incorporated by reference to
          E. Michael Caulfield           Post-Effective Amendment No. 26 to this
          Stephen P. Tooley              Registration Statement, filed March 2,
                                         1994.


      (3) Power of Attorney:             Filed herewith.
          Mendel A. Melzer

27.       Financial Data Schedule        To be filed by Post-Effective Amendment

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


All of Registrant's outstanding securities are owned by The Prudential Insurance Company of America ("The Prudential"), a mutual life insurance company organized under the laws of New Jersey, and the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940 (the "Act"): The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24 (separate accounts of The Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ["Pruco Life"]); the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ["Pruco Life of New Jersey"]). Pruco Life, a corporation organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential. Pruco Life of New Jersey, a corporation organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of The Prudential.


Registrant's shares will be voted in proportion to the directions of persons having interests in the above-referenced separate accounts. Registrant may nonetheless be deemed to be controlled by such entities by virtue of the presumption contained in Section 2(a)(9) of the Act, although Registrant disclaims such control.

The subsidiaries of The Prudential and short descriptions of each are set forth on the following pages. In addition to those subsidiaries, The Prudential holds all of the voting securities of Prudential's Gibraltar Fund, a Delaware corporation, in three of its separate accounts. The Gibraltar Fund is registered as an open-end, diversified, management investment company under the Act. The separate accounts are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential which are registered as open-end, diversified management investment companies) and The Prudential Variable Contract Account-24 (separate account of The Prudential which is registered as a unit investment trust under the Act).

                                                                         6/30/95

                      SHORT DESCRIPTION OF EACH SUBSIDIARY

A.   SUBSIDIARIES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

1. FINE HOMES, L.P. (A Limited Partnership) (99% owned by Prudential, the limited partner, and 1% owned by Prudential Homes Corporation, the general partner) (See Section C for direct and indirect subsidiaries)

     A limited partnership to hold real estate related subsidiaries.

2.   GIBRALTAR CASUALTY COMPANY  (Incorporated in Delaware) (100%)

     Previously wrote unusual and non-standard property and casualty risks on a Surplus Line basis. The company is currently servicing policies that it had issued, but is not actively seeking new business.

3.   HEALTH VENTURES PARTNER, INC.  (Incorporated in Illinois) (100%)

     Operates as a general partner of the joint venture Rush Prudential Health Plans.

4.   HSG HEALTH SYSTEMS GROUP LIMITED  (Incorporated in Canada) (100%)

     Provides consulting and administrative services to corporate fitness facilities and wellness programs in Canada.

5.   INDUSTRIAL TRUST COMPANY  (Incorporated in Prince Edward Island, Canada)
     (100%)

     Holds a permit to operate as a trust and loan company in Prince Edward Island. Currently inactive.

6.   JENNISON ASSOCIATES CAPITAL CORP.  (Incorporated in New York) (100%)

     Provides institutional clients (employee benefit plans, endowments, foundations, etc.) with discretionary management of portfolios investing in stocks and bonds and acts as an advisor to The Prudential Institutional Fund.

6a. JACC SERVICES CORP. (Incorporated in New York) (Owned by Jennison Associates Capital Corp.) (100%)

     Provides computer and accounting support necessary to handle portfolio accounting and reporting.

7.   PGR ADVISORS I, INC.  (Incorporated in Delaware) (100%)

     A general partner which provides management, advisory, and administrative services to Global Realty Advisors, a Bermudian partnership that acts as investment manager to the Prudential Global Real EstateInvestment Programme. Also owns Global Realty Advisors (Bermuda) Limited, a Bermuda limited liability company which acts as an investment manager to The South East Asia Property Company Limited and to Seaprime Investments Pte Ltd. (an unaffiliated entity).

8. PIC HOLDINGS LIMITED (Incorporated in U.K.) (100%) (See section B for direct and indirect subsidiaries)

     Acts as a holding company to house the operating entities of Clive Discount Company Limited., Clivco Nominees Limited, Clive Agency Bond Broking Limited, Clivwell Securities Limited, PRICOA Capital Group Limited, PRICOA Funding Limited, PRICOA Investment Company, PRICOA Property Investment Management Limited., PRICOA P.I.M. (Regulated) Limited, TransEuropean Properties (General Partner) Limited, Northern Retail Properties (General Partner) Limited, TransEuropean Properties (General Partner) II Limited, Varsity Fund (General Partner) Limited and PRICOA Realty Group Limited.

9.   PIC REALTY CANADA LIMITED  (Incorporated in Canada) (100%)

     Owns, develops, operates, manages and leases real estate in Canada.

10.  PREMISYS REAL ESTATE SERVICES, INC.  (Incorporated in Pennsylvania) (100%)

     Provides real estate properties/facilities management for The Prudential and third parties and advisory services with respect to activities of this type.

10a. PREMISYS REAL ESTATE SERVICES INC. OF COLORADO (Incorporated in Colorado)
     (Owned by Premisys Real Estate Services, Inc.) (80%)

     Provides real estate management and related services to unrelated third parties in Colorado.

11. PRICOA VIDA, SOCIEDAD ANONIMA DE SEGUROS Y REASEGUROS (Incorporated in Spain) (Less than 1% owned by PRUCO, Inc. and The Prudential Investment Corporation. The remainder is owned by The Prudential)

     Conducts individual life, group pension and group life business in Spain.

11a. PRICOA INVEST, SOCIEDAD ANONIMA, S.G.C. (Incorporated in Spain) (100% owned by PRICOA Vida Sociedad Anonima de Seguros y Reaseguros)

     Licensed to engage in third party investment management and actuarial consulting in Spain.

12.  PRICOA VITA S.P.A.  (Incorporated in Italy) (100%)

     Organized to sell life insurance and related financial products within Italy.

13. PRUCO, INC. (Incorporated in New Jersey) (100%) (See Section F for direct and indirect subsidiaries)

     A holding company for other subsidiaries.

14.  PRUCO LIFE INSURANCE COMPANY  (Incorporated in Arizona) (100%)

     Conducts individual life insurance and single pay deferred annuity business in all states except New York. In addition, the Company markets individual life insurance through its branch office in Taiwan.

14a. PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY  (Incorporated in New Jersey)
     (Owned by Pruco Life Insurance Company) (100%)

     Issues a product line corresponding to that of Pruco Life Insurance Company in the states of New Jersey and New York.

14b. THE PRUDENTIAL LIFE INSURANCE COMPANY OF ARIZONA  (Incorporated in Arizona)
     (Owned by Pruco Life Insurance Company) (100%)

     A company licensed to sell life insurance in the state of Arizona.

15.  PRUDENTIAL DIRECT ADVISERS, INC. (Incorporated in New Jersey) (100%)

     Acts as the general partner and manages the affairs of the Prudential Direct Advisers, L.P.

16.  PRUDENTIAL DIRECT DISTRIBUTORS, INC. (Incorporated in New Jersey) (100%)

     Serves as the distributor of mutual funds and related no-load products managed or advised by the Prudential Direct Advisers, L.P.

17.  PRUDENTIAL FUND MANAGEMENT CANADA LIMITED  (Incorporated in Canada) (100%)

     Manages and distributes mutual funds in Canada.

18.  PRUDENTIAL GLOBAL FUNDING, INC.  (Incorporated in Delaware) (100%)

     Provides interest rate and currency swaps and other derivative products.

19. PRUDENTIAL-BACHE CAPITAL FUNDING (SWAPS) LIMITED (Incorporated in Canada) (Owned by Prudential Global Funding, Inc.) (100%)

     In liquidation.

20.  PRUDENTIAL HOMES CORPORATION  (Incorporated in New York) (100%)

     Acts as the sole general partner of Fine Homes, L.P. and Prudential Residential Services, Limited Partnership. It also acts as one of the two general partners of The Prudential Relocation Management, Limited Partnership.

20a. PRUDENTIAL TEXAS RESIDENTIAL SERVICES CORPORATION  (Incorporated in Texas)
     (Owned by Prudential Homes Corporation) (100%)

     Acts as one of the two general partners of The Prudential
     Relocation Management, Limited Partnership.

21.  PRUDENTIAL MORTGAGE ASSET CORPORATION  (Incorporated in Delaware) (100%)

     Involved in the purchase and sale of mortgage related assets, mortgage loans and mortgage pass-through certificates.

22.  PRUDENTIAL MORTGAGE ASSET CORPORATION II (Incorporated in Delaware) (50%)

     Inactive.

23. PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (Incorporated in Delaware) (15% owned by The Prudential and 85% owned by Prudential Securities Incorporated)

     Mutual fund management company.

24. PRUDENTIAL OF AMERICA GENERAL INSURANCE COMPANY (CANADA) (Incorporated in Canada) (100%)

     Provides automobile and homeowner insurance in Canada.

24a. OTIP/RAEO INSURANCE COMPANY, INC.  (Incorporated in Canada) (95% owned by
     Prudential of America General Insurance Company [Canada])

     Provides automobile and homeowner insurance in Canada. This company markets its products to those employed in the education sector.

25. PRUDENTIAL OF AMERICA LIFE INSURANCE COMPANY (CANADA) (Incorporated in Canada) (75%)

     Markets specialized life insurance products to the upper income segment of the Canadian market place.

26. PRUDENTIAL PRIVATE PLACEMENT INVESTORS, INC. (Incorporated in New Jersey) (100%)

     Serves as General Partner to a newly formed partnership, Prudential Private Placement Investors, L.P. ("PPPI, LP"), a Delaware Limited Partnership. It is anticipated that PPPI, LP will provide investment advisory services to pension plans and other institutional investors.

27. PRUDENTIAL REALTY SECURITIES II, INC. (Incorporated in Delaware) (87% owned by The Prudential and 13% owned by PRUCO, Inc.)

     Issues bonds secured by real estate mortgages.

28.  PRUDENTIAL SELECT HOLDINGS, INC. (Incorporated in Delaware) (100%)

     A holding company for the Prudential Select Life Insurance
     Company of America.

29. PRUDENTIAL SELECT LIFE INSURANCE COMPANY OF AMERICA (Incorporated in Minnesota) (Owned by Prudential Select Holdings, Inc.) (100%)

     Intends to sell universal life insurance products to upper income and high net worth individuals and corporations in all states except New York.

30.  PRUDENTIAL SERVICE BUREAU, INC.  (Incorporated in Kentucky) (100%)

     Provides administrative services for employee benefits packages (i.e. COBRA and FLEX) and pays medical and dental claims.

31.  PRULEASE, INC. (Incorporated in Delaware) (100%)

     Has an investment portfolio of loans, leases, and other forms of financing.

32. PRUSERVICOS PARTICIPACOES, S.A. (Incorporated in Brazil) (Less than 1% owned by PRUCO, Inc. The remainder owned by The Prudential Insurance Company of America.)

     A holding company owning preferred shares, having certain limited voting rights, representing 49 percent of the share capital of Atlantica-Prudential Participacoes S.A., which in turn owns approximately 95 percent of the share capital of Prudential-Atlantica Companhia Brasileria de Seguros, a Brazilian property and casualty insurer.

33. RESIDENTIAL SERVICES CORPORATION OF AMERICA (Incorporated in Delaware) (100%) (See Section D for direct and indirect subsidiaries)

     A company which engages in the activities of its direct wholly owned subsidiaries: Lender's Service, Inc., Private Label Mortgage Services Corporation, Securitized Asset Sales, Inc., Securitized Asset Services Corporation, The Prudential Home Mortgage Company, Inc., Residential Information Services, Inc. and their subsidiaries.

34. PRUDENTIAL HEALTHCARE AND LIFE INSURANCE COMPANY OF AMERICA (Incorporated in New Jersey) (100%)

     A life insurance company which presently is qualified only in New Jersey. It has not yet commenced as an insurance business.

35. THE PRUDENTIAL INVESTMENT CORPORATION (Incorporated in New Jersey) (100%) (See Section H for direct and indirect subsidiaries)

     Has responsibility for the investment business of The Prudential. It in turn owns all the outstanding stock of Gateway Holdings, S.A., Prudential Asset Sales and Syndications, Inc., Prudential Home Building Investors, Inc., PruSupply, Inc., The Prudential Asset Management Company, Inc., Prudential Investment Advisory Company, Ltd., TRGOAG Company, Inc., The Prudential Property Company, Inc., and The Prudential Realty Advisors, Inc.

36. THE PRUDENTIAL LIFE INSURANCE COMPANY OF KOREA, LTD. (Incorporated in Korea) (100%)

     Organized to sell life insurance products within Korea.

37.  THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.  (Incorporated in Japan) (100%)

     Organized to sell traditional and variable life insurance products within Japan.

38. THE PRUDENTIAL REAL ESTATE AFFILIATES, INC. (Incorporated in Delaware) (100%) (See Section E for direct and indirect subsidiaries)

     Offers franchises to independently owned residential real estate brokers.

39.  U.S. HIGH YIELD MANAGEMENT COMPANY  (Incorporated in New Jersey) (100%)

     Provides management services (through the Capital Markets
     Group) to the U.S. High Yield Fund, a high yield corporate bond fund organized in Luxembourg.

B.   SUBSIDIARIES OF PIC HOLDINGS LIMITED

1. CLIVE DISCOUNT COMPANY LIMITED (Incorporated in U.K.) (Owned by PIC Holdings Limited) (100%)

     Operates as a discount house in the London market.

1a. CLIVCO NOMINEES LIMITED (Incorporated in the U.K.) (Owned by Clive Discount Company Limited) (100%)

     Inactive.

1b. CLIVE AGENCY BOND BROKING LIMITED (Incorporated in U.K.) (Owned by Clive Discount Company Limited) (100%)

     Identifies attractive investment opportunities in the business of brokering Government Bonds in the United Kingdom and continental Europe.

2. CLIVWELL SECURITIES LIMITED (Incorporated in U.K.) (Owned by PIC Holdings Limited) (100%)

     An investment company which consists of Mithras Investment
     Trust holdings and an 8.5% interest in a real estate investment trust which holds a leasehold interest in a 12 story commercial building in London, England.

3. PRICOA CAPITAL GROUP LIMITED (Incorporated in U.K.) (Owned by PIC Holdings Limited) (100%)

     Identifies attractive investment opportunities in the United
     Kingdom and continental Europe.

4. PRICOA FUNDING LIMITED (Incorporated in U.K.) (Owned by PIC Holdings Limited) (100%)

     A finance company borrowing capital from The Prudential, and lending the capital to its subsidiary company PRICOA
     Investment Company to fund its investment activities.

4a. PRICOA INVESTMENT COMPANY (Incorporated in U.K.) (Owned by PRICOA Funding Limited) (100%)

     To identify attractive investment opportunities in the United Kingdom and continental Europe for sale to, or managed on behalf of, third party clients.

5. PRICOA PROPERTY INVESTMENT MANAGEMENT LIMITED (Incorporated in U.K.) (Owned by PIC Holdings Limited) (100%)

     Provides investment management and investment advisory services to international institutional clients who invest in U.K. and continental European real estate.

5a. NORTHERN RETAIL PROPERTIES (GENERAL PARTNER) LIMITED (Incorporated in U.K.) (Owned by PRICOA Property Investment Management Limited) (100%)

     Serves as general partner to Northern Retail Property Ltd. Partnership. A U.K. limited partnership whose principle activity is investment in three retail units in northern Britain.

5b. PRICOA P. I. M. (REGULATED) LIMITED (Incorporated in the U.K.) (Owned by PRICOA Property Investment Management Limited) (100%)

     Provides investment management and investment advisory services to international institutional clients who invest in U.K. and continental European real estate.

5c. TRANSEUROPEAN PROPERTIES (GENERAL PARTNER) LIMITED (Incorporated in the U.K.) (Owned by PRICOA Property Investment Management Limited) (100%)

     Serves as general partner to TransEuropean Property Limited
     Partnership, a U.K. limited partnership. The principal activity of TransEuropean Property Limited Partnership is investment in European property.

5d. TRANSEUROPEAN PROPERTIES (GENERAL PARTNER) II LIMITED (Incorporated in the U.K.) (Owned by PRICOA Property Investment Management Limited) (100%)

     Will serve as the general partner to TransEuropean Property
     Limited Partnership II, a partnership formed to invest in European real estate.

5e. VARSITY FUND (GENERAL PARTNER) LIMITED (Incorporated in the U.K.) (100% owned by PRICOA Property Investment Management Limited)

     Formed to serve as general partner of a limited partnership investing in U.K. college and university student accommodations. The plans for this fund changed, and this entity is currently "on the shelf" and not being used.

6. PRICOA REALTY GROUP LIMITED (Incorporated in U.K.) (Owned by PIC Holdings Limited) (100%)

     Provides international real estate services to PGR Advisors I, Inc. in connection with the Prudential Global Real Estate Programme, and provides The Prudential with a presence in London to monitor developments and identify attractive investment opportunities in European property markets, as well as identifying investment opportunities in other international markets.

C.   SUBSIDIARIES OF FINE HOMES, L.P.

     Subsidiaries C.1 through C.9 are 100% owned by Prudential
     Residential Services, Limited Partnership ("PRS LP").

1.   MAJOR ESCROW CORP.  (Incorporated in California) (100%)

     Inactive.

2.   ML/MSB ACQUISITION, INC.  (Incorporated in Delaware) (100%)

     Acts as the general partner of Moran, Stahl & Boyer, L.P.

3.   PRICOA RELOCATION MANAGEMENT, LTD.  (Incorporated in U.K.) (100%)

     Involved in the relocation consulting business.

4.   PRS ESCROW SERVICES, INC.  (Incorporated in California) (100%)

     Inactive.

5. PRUDENTIAL COMMUNITY INTERACTION CONSULTING, INC. (Incorporated in Delaware) (100%)

     Consulting activities involving community relations for Prudential Resources Managements corporate clients with facilities which have had or might have an adverse environmental impact on surrounding communities.

6.   PRUDENTIAL NEW YORK HOMES CORPORATION  (Incorporated in New York) (100%)

     General partner of Moran, Stahl & Boyer, a New York general partnership and PrudentialRelocation Management, a New York general partnership.

7.   PRUDENTIAL OKLAHOMA HOMES CORPORATION  (Incorporated in Oklahoma) (100%)

     Inactive.

8. PRUDENTIAL RELOCATION MANAGEMENT COMPANY OF CANADA LTD. (Incorporated in Ontario, Canada) (100%)

     Involved in the relocation business.

9. PRUDENTIAL RESOURCES MANAGEMENT ASIA, LIMITED (Incorporated in Hong Kong) (100%)

     Provides relocation services in Asia - on-site center for Goldman Sachs in Hong Kong.

10. THE RELOCATION FUNDING CORPORATION OF AMERICA (Incorporated in California) (100%)

     Involved in the relocation business.

D.   SUBSIDIARIES OF RESIDENTIAL SERVICES CORPORATION OF AMERICA

1.   LENDER'S SERVICE, INC.  (Incorporated in Delaware) (100%)

     Obtains residential mortgage appraisals on behalf of mortgage lenders, provides title agency services, and manages the provision of closing services.

1a. LENDER'S SERVICE TITLE AGENCY, INC. (Incorporated in Ohio) (Owned by Lender's Service, Inc.) (100%)

     Acts as a title agent in the state of Ohio.

2.   PRIVATE LABEL MORTGAGE SERVICES CORPORATION  (Incorporated in Delaware)
     (100%)

     Provides residential mortgage loan underwriting and origination services to other companies for a fee.

3.   RESIDENTIAL INFORMATION SERVICES, INC.  (Incorporated in Delaware) (100%)

     Serves as the sole general partner of Residential Information Services Limited Partnership, which provides technology and information services to mortgage banking industry.

4.   SECURITIZED ASSET SALES, INC. (Incorporated in Delaware) (100%)

     Registrant of new rent-a-shelf business and sells public and private mortgage-backed securities.

5.   SECURITIZED ASSET SERVICES CORPORATION (Incorporated in New Jersey) (100%)

     Services and administers mortgage loans and related real property and provides security administration services.

6.   THE PRUDENTIAL HOME MORTGAGE COMPANY, INC.  (Incorporated in New Jersey)
     (100%)

     Finances residential mortgage loans, through direct origination and purchases, services and sells residential mortgage loans, and engages in other residential mortgage banking activities.

6a. THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC. (Incorporated in Delaware) (Owned by The Prudential Home Mortgage Company, Inc.) (100%)

     Issues public and private mortgage-backed securities.

E.   SUBSIDIARIES OF THE PRUDENTIAL REAL ESTATE AFFILIATES, INC.

1.   PRUDENTIAL REFERRAL SERVICES, INC. (Incorporated in Delaware) (100%)

     Operates a residential real estate referral network.

2. THE PRUDENTIAL REAL ESTATE FINANCIAL SERVICES OF AMERICA, INC. (Incorporated in California) (100%)

     Inactive.

2a. THE PRUDENTIAL REAL ESTATE FINANCIAL SERVICES OF LONG ISLAND, INC. (Incorporated in California) (Owned by The Prudential Real Estate Financial Services of America, Inc.) (100%)

     Inactive.

F.   SUBSIDIARIES OF PRUCO, INC.

1.   CAPITAL AGRICULTURAL PROPERTY SERVICES, INC.  (Incorporated in Delaware)
     (100%)

     Provides management and real estate brokerage services for agricultural properties of The Prudential and others.

2.   FLOR-AG CORPORATION  (Incorporated in Florida) (100%)

     Engages primarily in the purchase, development, operation, lease and sale of farmland in Florida.

3.   GIB LABORATORIES, INC.  (Incorporated in New Jersey) (100%)

     Provides clinical bioanalytical services to The Prudential, as well as to other insurance companies and industries in the United States and Canada.

4.   P.G. REALTY, INC.  (Incorporated in Nebraska) (100%)

     Engages primarily in the purchase, development, operation, lease and sale of farmland in Nebraska.

5.   PIC REALTY CORPORATION  (Incorporated in Delaware) (100%)

     Engages in the business of owning, developing, operating, managing, and leasing real estate property in the United
     States either directly or through participation in joint venture partnerships.

6.   PRUCO SECURITIES CORPORATION  (Incorporated in New Jersey) (100%)

     Acts as a registered securities broker-dealer, licensed in every state, Washington D.C. and Guam. Serves primarily as the medium through which registered agents of The Prudential sell Prudential Securities Incorporated mutual funds and offer variable products from Pruco Life and The Prudential.

7.   PRUDENTIAL AGRICULTURAL CREDIT, INC.  (Incorporated in Tennessee) (100%)

     Provides a broad range of financial services to agriculture, including farm real estate mortgages, short term financing and equipment leasing.

8. PRUDENTIAL CAPITAL AND INVESTMENT SERVICES, INC. (Incorporated in Delaware) (100%) (See Section G for direct and indirect subsidiaries)

     A holding company for other subsidiaries.

9.   PRUDENTIAL DENTAL MAINTENANCE ORGANIZATION, INC.  (Incorporated in Texas)
     (100%)

     A Dental Maintenance Organization which serves the state of Texas.

10.  PRUDENTIAL DIRECT, INC.  (Incorporated in Georgia) (100%)

     Provides direct response and direct marketing services to The Prudential and its subsidiaries.

11.  PRUDENTIAL EQUITY INVESTORS, INC.  (Incorporated in New York) (100%)

     As a registered investment advisor, it makes private equity investments through Limited Partnerships comprised of institutional investors including The Prudential.

12.  PRUDENTIAL FUNDING CORPORATION  (Incorporated in New Jersey) (100%)

     Serves as a financing company for The Prudential and its subsidiaries. Funds are obtained primarily through the issuance of commercial paper, private placement medium term notes, Eurobonds, Eurocommercial paper, Euro-medium term notes and master notes.

13.  PRUDENTIAL HEALTH CARE PLAN, INC.  (Incorporated in Texas) (100%)

     A federally-qualified Health Maintenance Organization which serves the New Jersey; Houston, Dallas, San Antonio, Austin and El Paso, Texas; Nashville and Memphis, Tennessee; Chicago, Illinois; Jacksonville, Tampa, Orlando and South Florida, Florida; Richmond, Virginia; St. Louis and Kansas City, Missouri; Columbus, Cleveland and Cincinnati, Ohio; Charlotte, and Raleigh/Durham/Chapel Hill, North Carolina; Denver, Colorado; Oklahoma City and Tulsa, Oklahoma; Baltimore, Maryland; Washington, D.C.; Philadelphia, Pennsylvania; Kansas City, Kansas; Little Rock, Arkansas; Massachusetts and Indiana areas.

14. PRUDENTIAL HEALTH CARE PLAN OF CALIFORNIA, INC. (Incorporated in California) (100%)

     A Health Maintenance Organization which serves the California area.

15. PRUDENTIAL HEALTH CARE PLAN OF CONNECTICUT, INC. (Incorporated in Connecticut) (100%)

     A Health Maintenance Organization which serves the Connecticut area.

16.  PRUDENTIAL HEALTH CARE PLAN OF GEORGIA, INC.  (Incorporated in Georgia)
     (100%)

     A Health Maintenance Organization which serves the Georgia area.

17. PRUDENTIAL HEALTH CARE PLAN OF NEW YORK, INC. (Incorporated in New York) (100%)

     A Health Maintenance Organization which serves the New York area.

18.  PRUDENTIAL HOLDINGS, INC. (Incorporated in Delaware) (100%)

     A holding company that does not currently hold any other companies.

19. PRUDENTIAL INSTITUTIONAL FUND MANAGEMENT, INC. (Incorporated in Pennsylvania) (100%)

     A registered investment advisor which manages a series of mutual funds. The funds are offered to institutional investors, principally employer-sponsored defined contribution plans.

20. PRUDENTIAL PROPERTY AND CASUALTY INSURANCE COMPANY (Incorporated in Indiana) (100%)

     Provides dwelling, fire, automobile, homeowners or personal catastrophe insurance for all states except New Jersey.

20a. PRUDENTIAL COMMERCIAL INSURANCE COMPANY (Incorporated in Delaware) (Owned by Prudential Property and Casualty Insurance Company) (100%)

     Writes automobile insurance and various commercial coverage in many states. The company's contract as a servicing carrier, for the New Jersey Automobile Full Insurance Underwriting Association, expired in March, 1989. The company will continue to service claims during the run-off period.

20b. PRUDENTIAL GENERAL INSURANCE COMPANY  (Incorporated in Delaware) (Owned by
     Prudential Property and Casualty Insurance Company) (100%)

     Provides coverage for preferred homeowners and private passenger automobiles in many states.

20c. PRUDENTIAL INSURANCE BROKERAGE, INC.  (Incorporated in Arizona) (Owned by
     Prudential Property and Casualty Insurance Company) (100%)

     Acts as an insurance broker and agency in many states.

20d. THE PRUDENTIAL LLOYDS (Incorporated in Texas) (100% owned by
     Prudential Property and Casualty Insurance Company by virtue of a trust agreement with each underwriter.)

     A Lloyds insurer authorized to transact fire and casualty insurance business within the State of Texas.

20e. THE PRUDENTIAL PROPERTY AND CASUALTY GENERAL AGENCY, INC.  (Incorporated in
     Texas) (Owned by Prudential Property and Casualty Insurance Company) (100%)

     Acts as Managing General Agency in the state of Texas.

21. THE PRUDENTIAL PROPERTY AND CASUALTY INSURANCE COMPANY OF NEW JERSEY (Incorporated in New Jersey) (100%)

     Writes automobile, homeowner and personal catastrophe liability lines of business in the state of New Jersey.

22.  PRUDENTIAL REALTY PARTNERSHIPS, INC.  (Incorporated in Delaware) (100%)

     Acts as a general partner in limited partnerships which own real estate.

23.  PRUDENTIAL REALTY SECURITIES, INC.  (Incorporated in Delaware) (100%)

     Issues zero coupon bonds secured by residential mortgages.

24. PRUDENTIAL REALTY SECURITIES II, INC. (Incorporated in Delaware) (87% owned by The Prudential and 13% owned by PRUCO, Inc.)

     Issues bonds secured by real estate mortgages.

25.  PRUDENTIAL REINSURANCE HOLDINGS, INC. (Incorporated in Delaware) (100%)

     A holding company which is the sole owner of Prudential
     Reinsurance Company.

25a. PRUDENTIAL REINSURANCE COMPANY  (Incorporated in Delaware) (Owned by
     Prudential Reinsurance Holdings, Inc.) (100%)

     Writes substantially all types of property and casualty reinsurance.

25b. LE ROCHER REINSURANCE LTD.  (Incorporated in U.K.) (Owned by Prudential
     Reinsurance Company) (100%)

     Engages in the property and casualty reinsurance business, principally in Europe.

25c. PRUDENTIAL NATIONAL INSURANCE COMPANY (Incorporated in Arizona) (Owned by Prudential Reinsurance Company) (100%)

     Writes commercial property and casualty insurance in the alternative risk market.

26.  PRUDENTIAL RETIREMENT SERVICES, INC.  (Incorporated in New Jersey) (100%)

     Acts as the broker-dealer which distributes securities on behalf of Prudential Defined Contribution Services. These securities consist of shares of the Prudential Institutional Fund and four registered separate accounts of The Prudential.

27.  PRUDENTIAL TRUST COMPANY  (Incorporated in Pennsylvania) (100%)

     Responsible for the management of assets in trust of certain employee benefit trusts and other tax exempt trusts.

27a. PTC SERVICES, INC. (Incorporated in New Jersey) (Owned by Prudential Trust
     Company) (100%)

     Oversees the activities of investment advisers who manage certain assets held in trust by Prudential Trust Company.

28. PRUDENTIAL UNIFORMED SERVICES ADMINISTRATORS, INC. (Incorporated in Oklahoma) (100%)

     Established to administer CHAMPUS (Civilian Health and Medical Program of Uniformed Service) Insurance for all CHAMPUS eligibles in the states of Texas, Oklahoma, Arkansas and Louisiana. Currently inactive.

29.  THE PRUDENTIAL BANK AND TRUST COMPANY  (Incorporated in Georgia) (100%)

     Operates as a Georgia chartered commercial bank, it issues credit cards, and provides commercial, home equity and consumer loans and deposit products (other than demand deposits) on a national basis, and trust services in selected states.

29a. PBT MORTGAGE CORPORATION  (Incorporated in Georgia) (Owned by The
     Prudential Bank and Trust Company) (100%)

     As a wholly-owned subsidiary of The Prudential Bank and Trust Company, it holds home equity loans in various states.

30.  THE PRUDENTIAL SAVINGS BANK, F.S.B.  (Incorporated in Georgia) (100%)

     Operating as a federal savings bank, it provides commercial and consumer loans and deposit products in the state of Georgia. It also originates home equity loans and offers deposit products on a national basis.

G.   SUBSIDIARIES OF PRUDENTIAL CAPITAL AND INVESTMENT SERVICES, INC.

1.   LAPINE HOLDING COMPANY  (Incorporated in Delaware) (67%)

     Holding company for Lapine Technology Corporation.

2. LAPINE TECHNOLOGY CORPORATION (Incorporated in California) (Owned by Lapine Holding Company) (100%)

     Inactive.

3. PRUDENTIAL SECURITIES GROUP INC. (Incorporated in Delaware) (PRUCO, Inc. owns 100% Series B common stock and Prudential Capital & Investment Services, Inc. owns 100% Series A common stock.)

     A holding company.

4. BACHE INSURANCE AGENCY OF ARKANSAS, INC. (Incorporated in Arkansas) (Owned by Prudential Securities Group Inc.) (100%)

     Insurance agent in the state of Arkansas.

5. BACHE INSURANCE AGENCY OF LOUISIANA, INC. (Incorporated in Louisiana) (Owned by Prudential Securities Group Inc.) (100%)

     Insurance agent in the state of Louisiana. Holding company for Prudential-Bache Securities (Germany) Inc.

6. PRUDENTIAL-BACHE SECURITIES (GERMANY) INC. (Incorporated in Delaware) (Owned by Bache Insurance Agency of Louisiana, Inc.) (100%)

     Correspondent of Prudential Securities Incorporated in Germany.

7. BRAELOCH SUCCESSOR CORPORATION (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Owns Braeloch Holdings Inc. which is an oil and gas company engaged in partnership management, oil and gas property management, and gas marketing and transportation.

8. BRAELOCH HOLDINGS INC. (Incorporated in Delaware) (Owned by BraeLoch Successor Corporation) (100%)

     Holding company.

9. GRAHAM RESOURCES, INC. (Incorporated in Delaware) (Owned by BraeLoch Holdings Inc.) (100%)

     Holding company for all partnership management and administration activities.

10. GRAHAM DEPOSITORY COMPANY II (Incorporated in Delaware) (Owned by Graham Resources, Inc.) (100%)

     Growth Fund depository company.

11. GRAHAM ENERGY, LTD. (Incorporated in Louisiana) (Owned by Graham Resources, Inc.) (100%)

     General Partner in Growth Fund and related products involved primarily in the investment in oil and gas related companies and assets.

12. GRAHAM EXPLORATION, LTD. (Incorporated in Louisiana) (Owned by Graham Resources, Inc.) (100%)

     General Partner in various limited and general partnerships involved in exploratory oil and gas operations.

13. GRAHAM ROYALTY, LTD. (Incorporated in Louisiana) (Owned by Graham Resources, Inc.) (100%)

     General Partner of Prudential-Bache Energy Income Funds. Named operator of oil and gas properties.

14. GRAHAM PRODUCTION COMPANY (Incorporated in Delaware) (Owned by Graham Royalty, Ltd.) (100%)

     Inactive.

15. GRAHAM SECURITIES CORPORATION (Incorporated in Delaware) (Owned by Graham Resources, Inc.) (100%)

     In liquidation.

16. PB BULLION COMPANY, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Purchases metals for resale to processors, fabricators, and other dealers.

17. PB SERVICES (U.K.) (Incorporated in U.K.) (Owned by Prudential Securities Group Inc.) (100%)

     Holds unsecured subordinated loan stock for Prudential-Bache
     International (U.K) Limited.

18. PGR ADVISORS, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Vehicle utilized in home office relocation.

19. PRUDENTIAL-BACHE AGRICULTURE INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.

20. PRUDENTIAL-BACHE CAPITAL FUNDING (AUSTRALIA) LIMITED (Incorporated in Australia) (Owned by Prudential Securities Group Inc.) (100%)

     Dealer in fixed interest securities.

21. PRUDENTIAL-BACHE CAPITAL FUNDING BV (Incorporated in The Netherlands) (Owned by Prudential Securities Group Inc.) (100%)

     Management company for special purpose vehicle (Audley Finance
     BV).

21a. AUDLEY FINANCE BV  (Incorporated in Haarlem, The Netherlands) (Owned by
     Prudential-Bache Capital Funding BV) (100%)

     Investment vehicle.

22. PRUDENTIAL-BACHE ENERGY CORP. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.

23. PRUDENTIAL-BACHE ENERGY PRODUCTION INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.

24. PRUDENTIAL-BACHE HOLDINGS INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Holding company for Prudential-Bache Partners Inc.

25. PRUDENTIAL-BACHE PARTNERS INC. (Incorporated in Nevada) (Owned by Prudential-Bache Holdings Inc.) (100%)

     Insurance agent in the State of Nevada; general partner to employee investment partnership.

26. PRUDENTIAL-BACHE INTERNATIONAL BANK S.A. (Incorporated in Luxembourg) (Owned by Prudential Securities Group Inc.) (100%)

     Private banking institution providing secured loan and deposit facilities and investment services brokerage for retail and institutional clients.

27. PRUDENTIAL-BACHE INTERNATIONAL (UK) LIMITED (Incorporated in U.K.) (Owned by Prudential Securities Group Inc.) (100%)

     Holding & service company for U.K. subsidiaries.

28. CLIVE DISCOUNT HOLDINGS INTERNATIONAL LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache International [UK] Limited) (100%)

     Inactive.

29. PAGE & GWYTHER HOLDINGS LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache International [UK] Limited) (100%)

     Inactive.

30. PAGE & GWYTHER LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache International [U.K.] Limited) (100%)

     Inactive.

31. PRUDENTIAL-BACHE CAPITAL FUNDING (EQUITIES) LIMITED (Incorporated in U.K.) (Owned by Prudential- Bache International (UK) Limited) (100%)

     London Stock Exchange broker and group custodian services.

32.  CIRCLE (NOMINEES) LIMITED  (Incorporated in U.K.) (Owned by
     Prudential-Bache Capital Funding [Equities] Limited) (100%)

     To hold stock for Prudential Capital Funding (Equities)
     Limited and Prudential Securities' customers in nominee name.

33. PRUDENTIAL-BACHE CAPITAL FUNDING (GILTS) LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache International [UK] Limited) (100%)

     Inactive.

34. PRUDENTIAL-BACHE CAPITAL FUNDING (MONEY BROKERS) LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache International [UK] Limited) (100%)

     London Stock Exchange money broker.

35. PRUDENTIAL-BACHE (FUTURES) LIMITED (Incorporated in England) (Owned by Prudential-Bache International [U.K.] Limited) (100%)

     Broker/trader in financial futures and commodities.

36. PRUDENTIAL-BACHE INVESTOR SERVICES INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Serves as assignor limited partner for public deals offered by the Specialty Finance Department.

37. PRUDENTIAL-BACHE INVESTOR SERVICES II, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Serves as an assignor limited partner for public deals offered by the Specialty Finance Department.

38. PRUDENTIAL-BACHE LEASING INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.

39. PRUDENTIAL-BACHE MINERALS INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Acts as co-general partner in the Prudential
     Securities/Barrick Gold Acquisition Fund (a limited partnership).

40. PRUDENTIAL-BACHE PROGRAM SERVICES INC. (Incorporated in New York) (Owned by Prudential Securities Group Inc.) (100%)

     Issuer of puts in municipal bond offerings underwritten by Prudential Securities Incorporated.

41. PRUDENTIAL-BACHE PROPERTIES, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Monitors syndicated private placements of investments in real estate and acts as general partner for real estate and other limited partnerships.

42. PRUDENTIAL-BACHE REAL ESTATE, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.

43. PRUDENTIAL-BACHE SECURITIES (AUSTRALIA) LIMITED (Incorporated in Australia) (Owned by Prudential Securities Group Inc.) (100%)

     Stock brokerage.

44.  BACHE NOMINEES LTD.  (Incorporated in  Australia) (Owned by
     Prudential-Bache Securities [Australia] Limited) (100%)

     Nominee company for the fixed income department.

45. CORCARR FUNDS MANAGEMENT LIMITED (Incorporated in Australia) (Owned by Prudential-Bache Securities [Australia] Limited) (100%)

     Inactive.

46. CORCARR MANAGEMENT PTY LIMITED (Incorporated in Australia) (Owned by Prudential-Bache Securities [Australia] Limited) (100%)

     Inactive.

47. CORCARR NOMINEES PTY LIMITED (Incorporated in Australia) (Owned by Prudential-Bache Securities [Australia] Limited) (100%)

     Nominee company for the safe custody of clients' scrip.

48. CORCARR SUPERANNUATION PTY LIMITED (Incorporated in Australia) (Owned by Prudential-Bache Securities [Australia] Limited) (100%)

     Inactive.

49. DIVSPLIT NOMINEES PTY LIMITED (Incorporated in Australia) (Owned by Prudential-Bache Securities [Australia] Limited) (100%)

     Nominee company for the protection of client dividends, new issues and takeovers.

50. PRUBACHE NOMINEES PTY. LTD. (Incorporated in Australia) (50% Owned by Prudential-Bache Securities [Australia] Limited and 50% owned by Corcarr Nominees Pty. Limited, as trustee for Prudential-Bache Securities (Australia) Limited)

     Nominee/custodian for clients of Prudential-Bache Securities (Australia) Limited and Prudential Securities Incorporated.

51. PRUDENTIAL-BACHE TRADE SERVICES INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Holding company for PB Trade Ltd., and Prudential-Bache Forex (USA) Inc.

52. PB TRADE LTD. (Incorporated in U.K.) (Owned by Prudential-Bache Trade Services Inc.) (100%)

     Inactive.

53. PRUDENTIAL-BACHE FOREX (USA) INC. (Incorporated in Delaware) (Owned by Prudential-Bache Trade Services Inc.) (100%)

     To engage in the foreign exchange business; holding company for Prudential-Bache Forex (Hong Kong) Limited and Prudential-Bache Forex (U.K.) Limited.

54. PRUDENTIAL-BACHE FOREX (HONG KONG) LIMITED (Incorporated in Hong Kong) (Owned by Prudential-Bache Forex [USA] Inc.) (100%)

     Foreign exchange.

55. PRUDENTIAL-BACHE FOREX (U.K.) LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache Forex [USA] Inc.) (100%)

     Foreign exchange.

56. PRUDENTIAL-BACHE TRANSFER AGENT SERVICES, INC. (Incorporated in New York) (Owned by Prudential Securities Group Inc.) (100%)

     Acts as a transfer agent for limited partnerships sponsored by Prudential Securities Group Inc. or sold by Prudential
     Securities Incorporated.

57. PRUDENTIAL SECURITIES INCORPORATED (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Securities and commodity broker-dealer, underwriter.

58. BACHE & CO. (LEBANON) S.A.L. (Incorporated in Lebanon) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

59. BACHE & CO. S.A. DE C.V. (MEXICO) (Incorporated in Mexico) (96% owned by Prudential Securities Incorporated 4% owned by other individuals)

     Inactive.

60. BACHE HALSEY STUART SHIELDS (ANTILLES) N.V. (Incorporated in The Netherlands Antilles) (Prudential Securities Incorporated) (100%)

     Inactive.

61. BACHE INSURANCE AGENCY, INCORPORATED (Incorporated in Massachusetts) (Owned by Prudential Securities Incorporated) (100%)

     Insurance agent in Massachusetts.

62. BACHE INSURANCE OF ARIZONA INC. (Incorporated in Arizona) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

63. BACHE INSURANCE OF KENTUCKY, INC. (Incorporated in Kentucky) (Owned by Prudential Securities Incorporated) (100%)

     Insurance agent in Kentucky.

64. BACHE SHIELDS SECURITIES CORPORATION (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

65. BANOM CORPORATION (Incorporated in New York) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

66. GELFAND, QUINN & ASSOCIATES INC. (Incorporated in Ohio) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

67. P-B HOLDING JAPAN INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Holding company of Prudential Securities (Japan) Ltd.

68. PRUDENTIAL SECURITIES (JAPAN) LIMITED (Incorporated in Delaware) (Owned by P-B Holding Japan Inc.) (100%)

     Service affiliate of Prudential Securities Incorporated;
     registered broker-dealer.

69. PRUDENTIAL-BACHE FUTURES ASIA PACIFIC LTD. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     To introduce customers to Prudential Securities for futures transactions on U.S. Exchanges and execute futures orders on the behalf of Prudential Securities on SIMEX.

70. PRUDENTIAL-BACHE FUTURES (HONG KONG) LIMITED (Incorporated in Hong Kong) (Owned by Prudential Securities Incorporated) (100%)

     Non-active clearing member of the Hong Kong Futures Exchange.

71. PRUDENTIAL-BACHE NOMINEES (HONG KONG) LIMITED (Incorporated in Hong Kong) (Owned by Prudential Securities Incorporated) (100%)

     Acting as a nominee company for Hong Kong equities.

72. PRUDENTIAL-BACHE SECURITIES ASIA PACIFIC LTD. (Incorporated in New York) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Singapore.

73. PRUDENTIAL-BACHE SECURITIES (BELGIUM) INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Belgium.

74. PRUDENTIAL-BACHE SECURITIES (ESPANA) S.A. (Incorporated in Spain) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Spain.

75. PRUDENTIAL-BACHE SECURITIES (FRANCE) S.A. (Incorporated in France) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in France.

76. PRUDENTIAL-BACHE SECURITIES (HOLLAND) INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Holland.

77. PRUDENTIAL-BACHE SECURITIES (HOLLAND) N.V. (Incorporated in Holland) (Owned by Prudential-Bache Securities [Holland] Inc.) (100%)

     Inactive.

78.  PRUDENTIAL-BACHE SECURITIES (HONG KONG) LIMITED  (Incorporated in Hong
     Kong) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Hong Kong.

79. PRUDENTIAL-BACHE SECURITIES (LUXEMBOURG) INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Luxembourg.

80. PRUDENTIAL-BACHE SECURITIES (MONACO) INC. (Incorporated in New York) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Monaco.

81. PRUDENTIAL-BACHE SECURITIES (SWITZERLAND) INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Switzerland.

82. PRUDENTIAL-BACHE SECURITIES (U.K.) INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in the U.K.

82a. SHIELDS MODEL ROLAND COMPANY (Incorporated in U.K.) (Owned by
     Prudential-Bache Securities (U.K.) Inc.) (100%)

     Inactive.

83. PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (Incorporated in Delaware) (15% owned by The Prudential and 85% owned by Prudential Securities Incorporated)

     Mutual fund management company.

84. PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (Incorporated in Delaware) (Owned by Prudential Mutual Fund Management, Inc.) (100%)

     Principal underwriter and distributor of mutual funds.

85. PRUDENTIAL MUTUAL FUND SERVICES, INC. (Incorporated in New Jersey) (Owned by Prudential Mutual Fund Management, Inc.) (100%)

     Mutual fund transfer agent and shareholder services company.

86. PRUDENTIAL SECURITIES (CHILE) INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

87. PRUDENTIAL SECURITIES CMO ISSUER INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Ownership of Delaware Business Trust utilized by Mortgage
     Finance Unit to facilitate CALI Transaction.

88. PRUDENTIAL SECURITIES FUTURES MANAGEMENT INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     1) General partner of a limited partnership with assets invested in commodities, futures contracts and commodity-related products and 2) Commodities and futures contract business.

89. PRUDENTIAL SECURITIES (SOUTH AMERICA) INCORPORATED (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Holding company for Prudential Securities (Argentina) Incorporated and Prudential Securities (Uruguay) S.A.

90. PRUDENTIAL SECURITIES (ARGENTINA) INCORPORATED (Incorporated in Delaware) (Owned by Prudential Securities [South America] Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Argentina.

91. PRUDENTIAL SECURITIES (URUGUAY) S.A. (Incorporated in Uruguay) (Owned by Prudential Securities [South America] Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Uruguay.

92. SHIELDS MODEL ROLAND SECURITIES INCORPORATED (Incorporated in New York) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

93. WEXFORD CLEARING SERVICES CORPORATION (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

94. PRUDENTIAL SECURITIES LEASE HOLDING INC. (Incorporated in New York) (Owned by Prudential Securities Group Inc.) (100%)

     Owns IBM computers and leases them to Prudential Securities
     Incorporated.

95. PRUDENTIAL SECURITIES MUNICIPAL DERIVATIVES, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Serves as a general partner in a limited partnership structure providing floating rate & inverse floating rate municipal securities.

96. PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Purchase and sale of residential first mortgage whole loans, including purchase and sales under repurchase agreements.
     Sales may be in whole loan, participation certificates, agency or securitized format.

97. PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Purchase and securitization of mortgages and other assets.

98. PRUDENTIAL SECURITIES STRUCTURED ASSETS, INC. (Incorporated in Ohio) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.

99. P-B FINANCE LTD. (Incorporated in The Cayman Islands) (Owned by Prudential Securities Structured Assets, Inc) (100%)

     Finances commodity margin calls, both original and variation, and does other financing transactions for a select group of international and domestic customers.

100. R&D FUNDING CORP. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Acts as a general partner in research and development partnerships.

101. SEAPORT FUTURES MANAGEMENT, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     1) General partner of limited partnership with assets invested in commodities, futures contracts and commodity-related products, 2) Commodities and futures contracts business.

102. SPECIAL SITUATIONS MANAGEMENT INC.   (Incorporated in Delaware) (Owned by
     Prudential Securities Group Inc.) (100%)

     Inactive.

H.   SUBSIDIARIES OF THE PRUDENTIAL INVESTMENT CORPORATION

1.   GATEWAY HOLDINGS, S.A.  (Incorporated in Luxembourg) (100%)

     A financial holding company which owns Luxembourg registered investment management companies. Gateway Holdings, S.A. is the parent of Amicus Investment Company, Global Income Fund Management Company, S.A., Global Series Fund II Management Company, S.A., Jennison Long Bond Management Company, and PAEC Management Company.

2. AMICUS INVESTMENT COMPANY (Incorporated in the Cayman Islands) (Owned by Gateway Holdings, S.A.) (100%)

     Provides promotion and sponsorship functions for the Amicus
     Equity Fund, an open-ended investment trust established under the jurisdiction of the Cayman Islands.

3. GLOBAL INCOME FUND MANAGEMENT COMPANY, S.A. (Incorporated in Luxembourg) (Owned by Gateway Holdings, S.A.) (100%)

     Acts as the management company for Global Income Fund, an investment fund organized in Luxembourg.

4. GLOBAL SERIES FUND II MANAGEMENT COMPANY, S.A. (Incorporated in Luxembourg) (Owned by Gateway Holdings, S.A.) (100%)

     Acts as the management company for Global Series Fund II, an investment fund organized in Luxembourg.

5. JENNISON LONG BOND MANAGEMENT COMPANY (Incorporated in Luxembourg) (Owned by Gateway Holdings, S.A.) (100%)

     Acts as the management company for Jennison Long Bond Fund, an investment fund organized in Luxembourg. The Fund invests in a diversified portfolio of securities issued or guaranteed by the U.S. Government of which units of the fund are offered privately to Japanese institutional investors through PIC's Japan representative office in Tokyo.

6. PAEC MANAGEMENT COMPANY (Incorporated in Luxembourg) (Owned by Gateway Holdings, S.A.) (100%)

     Inactive.

7.   PRUDENTIAL ASSET SALES AND SYNDICATIONS, INC.  (Incorporated in Delaware)
     (100%)

     Registered broker/dealer which engages in the investment banking business. Also responsible for the syndication or sale of Prudential originated private placement deals.

8.   PRUDENTIAL HOME BUILDING INVESTORS, INC.  (Incorporated in New Jersey)
     (100%)

     Acts as the general partner of a limited partnership, Prudential Home Building Advisors, L.P. Through this partnership it provides investment advisory services in a portfolio of residential land improvement and/or single family home construction projects.

9.   PRUSUPPLY, INC.  (Incorporated in Delaware) (100%)

     Serves as an inventory facility, holding investments pending sale for Prudential Asset Sales and Syndications, Inc. Enters into contracts for the supply of fossil fuel and other inventory.

10. PRUSUPPLY CAPITAL ASSETS, INC. (Incorporated in New Jersey) (Owned by PruSupply, Inc.) (100%)

     Serves as a capital base for the syndication activity of Prudential Asset Sales and Syndications, Inc. It will hold, invest, and reinvest stocks, bonds, etc. to support the borrowing capacity of PruSupply, Inc.

11. THE PRUDENTIAL ASSET MANAGEMENT COMPANY, INC. (Incorporated in New Jersey) (100%)

     Provides various record keeping, benefit payment, and plan consulting services to The Prudential and its clients. It also acts as a solicitor on behalf of affiliates who are investment advisors.

12. CSI ASSET MANAGEMENT, INC. (Incorporated in Delaware) (Owned by The Prudential Asset Management Company, Inc.) (100%)

     Provides institutional clients (primarily state and municipal employee benefit plans) with discretionary management of portfolios investing in U.S. stocks and bonds.

13. ENHANCED INVESTMENT TECHNOLOGIES, INC. (Incorporated in New Jersey) (Owned by The Prudential Asset Management Company, Inc.) (100%)

     Provides investment advisory services to institutional clients using domestic index portfolios.

14. MERCATOR ASSET MANAGEMENT, INC. (Incorporated in Florida) (Owned by The Prudential Asset Management Company, Inc.) (100%)

     Serves as an investment advisor with a focus on global and international investing for institutional clients.

15. PCM INTERNATIONAL, INC. (Incorporated in New Jersey) (Owned by The Prudential Asset Management Company, Inc.) (100%)

     Serves as an investment advisor with a focus on global and international investing for institutional clients.

16. PRUDENTIAL ASIA INVESTMENTS LIMITED (Incorporated in the British Virgin Islands) (Common stock 100% owned by The Prudential Asset Management Company, Inc. and preferred stock 50% owned by The Prudential Asset Management Company, Inc. and 50% owned by Prudential Securities Group Inc.)

     A holding company for subsidiaries engaged in investment management, merchant banking, portfolio management and direct investment activities in the Far East.

17. PRUASIA DBS LIMITED (Incorporated in Hong Kong) (Owned by Prudential Asia Investments Limited) (50%)

     Provides corporate finance services in the Far East.

18. PRUDENTIAL ASIA FUND MANAGEMENT LIMITED (BVI) (Incorporated in the British Virgin Islands) (Owned by Prudential Asia Investments Limited) (100%)

     A holding company for Prudential Asia Fund Management Limited and Prudential Asia Fund Managers (HK) Limited and engages in portfolio investment management and advisory services with a concentration on publicly traded securities.

19. PRUDENTIAL ASIA FUND MANAGEMENT LIMITED (Incorporated in Hong Kong) (Owned by Prudential Asia Fund Management Limited [BVI]) (100%)

     Provides investment advisory activities in the United States.

20. PRUDENTIAL ASIA FUND MANAGERS (HK) LIMITED (Incorporated in Hong Kong) (Owned by Prudential Asia Fund Management Limited [BVI]) (100%)

     Provides investment advisory activities in Hong Kong.

21. PRUDENTIAL ASSET MANAGEMENT ASIA LIMITED (BVI) (Incorporated in the British Virgin Islands) (Owned by Prudential Asia Investments Limited) (100%)

     Makes direct investments and provides investment advisory services in China, Taiwan, Korea, Japan, Australia and New
     Zealand.

22. PAMA (INDONESIA) LIMITED (Incorporated in the British Virgin Islands) (Owned by Prudential Asset Management Asia Limited (BVI)) (75%)

     Engaged in the management and operation of PT PAMA Indonesia, an Indonesian Venture Capital Company, and a unit trust which makes direct investments in Indonesian companies.

23. PAMA (SINGAPORE) PRIVATE LIMITED (Incorporated in Singapore) (Owned by Prudential Asset Management Asia Limited [BVI]) (100%)

     Engaged in direct investments, corporate finance and portfolio management activities in Singapore.

24.  PRUDENTIAL ASSET MANAGEMENT ASIA HONG KONG LIMITED  (Incorporated in Hong
     Kong)  (Owned by Prudential Asset Management Asia Limited [BVI]) (100%)

     Engaged in direct investments and portfolio management activities in Hong Kong.

25. P.T. PAMA VENTURA INDONESIA (Incorporated in Indonesia) (Owned by Prudential Asset Management Asia Limited [BVI]) (65%)

     An Indonesian Venture Capital Company which invests directly in Indonesian companies or in a trust that invests in Indonesian companies.

26. SJ BEDDING B.V. (Incorporated in the Netherlands) (Owned by Prudential Asia Investments Limited) (100%)

     A holding company for Prudential Asia Investments Limited's investment in the shares of Simmons Co., Limited.

27. SIMMONS BEDDING AND FURNITURE (HK) LIMITED (Incorporated in Hong Kong) (Owned by SJ Bedding BV) (66.24%)

     Collectively with its affiliates engages in the manufacturing, sales and distribution of bedding products, furniture and accessories in Japan, Hong Kong, Singapore and Macau.

28. SIMMONS ASIA LIMITED (Incorporated in the British Virgin Islands) (Owned by Simmons Bedding & Furniture [HK] Limited) (90%)

     Engages in the business of licensing Simmons related trademarks and technology in Asia Pacific countries other than those covered by Simmons Co., Limited.

29. SIMMONS (SOUTHEAST ASIA) PRIVATE LIMITED (Incorporated in Singapore) (Owned by Simmons Asia Limited) (100%)

     Carries out manufacturing and distribution activities of the bedding products, furniture and accessories in Singapore.

30. SIMMONS CO., LIMITED (Incorporated in Japan) (Owned by SJ Bedding B.V.) (66.24%)

     A holding company for Simmons Bedding and Furniture (HK)
     Limited.

31. PRUDENTIAL ASSET MANAGEMENT COMPANY SECURITIES CORPORATION (Incorporated in Delaware) (Owned by The Prudential Asset Management Company, Inc.) (100%)

     Markets to institutional clients investment products developed by other Prudential affiliates that must be sold by an SEC registered broker-dealer with a membership in the NASD.

32. PRUDENTIAL TIMBER INVESTMENTS, INC. (Incorporated in New Jersey) (100% of common stock owned by The Prudential Asset Management Company, Inc.) (100% of preferred stock owned by The Prudential Insurance Company of America.)

     Provides timber investment management services to institutional clients. Acquires and manages commercial timber properties with the goal of generating competitive returns.

33. THE PRUDENTIAL INVESTMENT ADVISORY COMPANY, LTD. (Incorporated in Japan) (100%)

     Provides investment management services to Japanese institutional investors and for Prudential's General Account with respect to Japanese and global securities.

34.  THE PRUDENTIAL PROPERTY COMPANY, INC.  (Incorporated in New Jersey) (100%)

     Inactive.

35.  THE PRUDENTIAL REALTY ADVISORS, INC.  (Incorporated in New Jersey) (100%)

     Provides advice and administrative services to others with respect to the ownership, sale, and management of real property.

36.  TRGOAG COMPANY,  INC.  (Incorporated in Delaware) (100%)

     Organized to own interests in oil and gas properties.

                    ITEM 26. NUMBER OF HOLDERS OF SECURITIES

TITLE OF CLASS                                  NUMBER OF RECORD HOLDERS
--------------                                  ------------------------


Money Market Portfolio
Capital Stock                                             13

Diversified Bond Portfolio
Capital Stock                                             14

High Yield Bond Portfolio
Capital Stock                                             13

Government Income Portfolio
Capital Stock                                             13

Equity Portfolio
Capital Stock                                             14

Stock Index Portfolio
Capital Stock                                             13

Equity Income Portfolio
Capital Stock                                             13

Natural Resources Portfolio
Capital Stock                                             13

Global Portfolio
Capital Stock                                             15

Conservative Balanced Portfolio
Capital Stock                                             15

Flexible Managed Portfolio
Capital Stock                                             15

Zero Coupon Bond 2000 Portfolio
Capital Stock                                              5

Zero Coupon Bond 2005 Portfolio
Capital Stock                                              5

Small Capitalization Stock Portfolio
Capital Stock                                             13

Prudential Jennison Portfolio                             13
Capital Stock

ITEM 27. INDEMNIFICATION

Article VI, paragraph (4) of Registrant's Articles of Incorporation provides that "(e)ach director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland and as provided in the by-laws of the Corporation." Article VIII of the Registrant's Articles of Incorporation provides, in pertinent part, that "(n)o provision of these Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

Paragraph 6 of both the Investment Advisory Agreement and the Supplemental Investment Advisory Agreement between Registrant and The Prudential provides that "Prudential will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties on behalf of the Fund or from reckless disregard of its obligation and duties under this Agreement."

The Prudential Directors' and Officers' Liability and Corporation Reimbursement Program, purchased by The Prudential from Aetna Casualty & Surety Company, CNA Insurance Company, Lloyds of London, Great American Insurance Company, Reliance Insurance Company, Corporate Officers & Directors Assurance Ltd., A.C.E. Insurance Company, Ltd., XL Insurance Company, Ltd., and Zurich-American Insurance Company, provides coverage for "Loss" (as defined in the policies) arising from any claim or claims by reason of any actual or alleged act, error, misstatement, misleading statement, omission, or breach of duty by persons in the discharge of their duties solely in their capacities as directors or officers of The Prudential, any of its subsidiaries, or certain investment companies affiliated with The Prudential. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified. Loss essentially is the legal liability on claims against a director or officer, including adjudicated damages, settlements and reasonable and necessary legal fees and expenses incurred in defense of adjudicatory proceedings and appeals therefrom. Loss does not include punitive or exemplary damages or the multiplied portion of any multiplied damage award, criminal or civil fines or penalties imposed by law, taxes or wages, or matters which are insurable under the law pursuant to which the policies are construed.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) claims brought about or contributed to by the criminal or deliberate fraudulent acts of a director or officer, and (2) claims arising from actual or alleged performance of, or failure to perform, services as, or in any capacity similar to, an investment adviser, investment banker, underwriter, broker or dealer, as those terms are defined in the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Advisers Act of 1940, the Investment Company Act of 1940, any rules or regulations thereunder, or any similar federal, state or local statute, rule or regulation.

The limit of coverage under the Program for both individual and corporate reimbursement coverage is $150,000,000. The retention for corporate reimbursement coverage is $10,000,000 per loss.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Prudential does not have other business of a substantial nature besides activities relating to the assets of the registrant. The Prudential is involved in insurance, reinsurance, securities, pension services, real estate and banking.

The Prudential Investment Corporation (PIC) is the investment unit of Prudential and actively engages in the business of giving investment advice. The officers and directors of Prudential and PIC who are engaged directly or indirectly in activities relating to the registrant have no other business, profession, vocation, or employment of a substantial nature, and have not had such other connections during the past two years.


The business and other connections of The Prudential's Directors are listed in the statement of additional information in Post-Effective Amendment No. 26 to the Registration Statement of The Prudential Variable Contract Account-10, Registration No. 2-76580, filed May 1, 1995, the text of which is hereby incorporated by reference.


ITEM 29. PRINCIPAL UNDERWRITERS

(a) Pruco Securities Corporation also acts as principal underwriter of Prudential's Gibraltar Fund.


(b)  NAME AND PRINCIPAL                   POSITIONS AND OFFICES
     BUSINESS ADDRESS                     WITH UNDERWRITER
     ------------------                   ---------------------
     Edward P. Baird *                    Director
     E. Michael Caulfield ****            Director
     Ira J. Kleinman **                   Director
     Joseph Mahoney*                      Director
     Stephen P. Tooley ***                Vice President and Comptroller
     Thomas C. Castano **                 Secretary


*     Principal Business Address: Prudential Plaza,  Newark, NJ  07102
**    Principal Business Address:  213 Washington Street,  Newark, NJ  07102
***   Principal Business Address: 1111 Durham Avenue, South Plainfield, NJ
      07080
****  Principal Business Address: 477 Martinsville Road,  Liberty Corner, NJ
      07938

(c)   Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, or other documents required to be maintained by Section 31
(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant, Prudential Plaza, Newark, New Jersey 07102-3777; the Registrant's Investment Advisor, The Prudential Insurance Company of America, Prudential Plaza, Newark, New Jersey 07102-3777 or the Registrant's Custodians, Chemical Bank, 4 New York Plaza, New York, NY 10004, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 and Morgan Guaranty Trust Company, 60 Wall Street, New York, NY 10260.

ITEM 31. MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

(c) The undersigned Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 30 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of New Jersey, on the 28th day of February, 1996.


                                     THE PRUDENTIAL SERIES FUND, INC.

                                     By: /s/ MENDEL A. MELZER
                                         ---------------------------------------
                                         Mendel A. Melzer
                                         Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 30 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE AND TITLE                   DATE
-------------------                   ----


/s/ *                               February 28, 1996
-----------------------------------
E. Michael Caulfield
President and Director

/s/ *                               February 28, 1996
-----------------------------------
Mendel A. Melzer
Chairman of the Board of Directors,
Principal Executive Officer, and
Principal Financial Officer

/s/ *                               February 28, 1996
-----------------------------------
Stephen P. Tooley
Comptroller

/s/ *                               February 28, 1996  *By:/s/ THOMAS C. CASTANO
-----------------------------------                        ---------------------
Saul K. Fenster                                            Thomas C. Castano
Director                                                   (Attorney-in-Fact)

/s/ *                               February 28, 1996
-----------------------------------
W. Scott McDonald, Jr.
Director

/s/ *                               February 28, 1996
-----------------------------------
Joseph Weber
Director

                                  EXHIBIT INDEX

    (xviii)(3)  Power of Attorney:                   Page C-30
                Mendel A. Melzer

                                                                Exhibit (xii)(3)
                                POWER OF ATTORNEY

Know all men by these presents:

That I,      MENDEL A. MELZER                                             , of
        ------------------------------------------------------------------
             NEWARK,  NEW JERSEY                                           , a
---------------------------------------------------------------------------

member of the Board of Directors of The Prudential Series Fund, Inc., do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, THOMAS J. LOFTUS and CLIFFORD E. KIRSCH, or any of them severally for me and in my name, place and stead to sign registration statements and any and all amendments thereto executed in behalf of The Prudential Series Fund, Inc., and filed with the Securities and Exchange Commission, as follows:

         Registration Statement on Form N-1A for the registration under the Securities Act of 1933 and the Investment Company Act of 1940 of The Prudential Series Fund, Inc.

         IN WITNESS WHEREOF, I have hereunto set my hand this      16      day
         of   February                , 1996.                 -----------
            --------------------------


                                                     Mendel Melzer
                                             -----------------------------------
                                       Signature


State of     NJ       )
        --------------  SS:
County of   Essex     )
         -------------

     On this    16th         day of     February              , 1996, before me
             ---------------        --------------------------
personally appeared         Mendel A. Melzer            , to me known and known
                    ------------------------------------
to me to be the person mentioned and described in and who executed the foregoing instruments and he duly acknowledged to me that he executed the same.



                                            Darla Purefoy
                                         ---------------------------------------
                                       Notary Public

My commission expires: October 30, 1996